UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
NEURONETICS, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☐	No fee required
☐	Fee paid previously with preliminary materials
☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE
This joint proxy statement/management information circular (this “Joint Proxy Statement/Circular”) is being furnished in connection with the solicitation of proxies by management of Greenbrook TMS Inc. (“Greenbrook”), an Ontario corporation, and in connection with the solicitation of proxies by management of Neuronetics, Inc. (“Neuronetics”), a Delaware corporation. Greenbrook is not subject to Regulation 14A and has filed this Joint Proxy Statement/Circular on a Current Report on Form 8-K. Neuronetics is subject to Regulation 14A and has filed this Joint Proxy Statement/Circular as a preliminary proxy statement on Schedule 14A.

PRELIMINARY JOINT PROXY STATEMENT/MANAGEMENT INFORMATION CIRCULAR
– SUBJECT TO COMPLETION
Information contained in this preliminary form of joint proxy statement/management information circular is not complete and may be changed.
VOTE FOR THE BUSINESS COMBINATION OF GREENBROOK TMS INC. AND NEURONETICS, INC.
[•], 2024
Dear Greenbrook Shareholders and Neuronetics Stockholders:
We are excited to invite you to attend the special meeting of shareholders (the “Greenbrook Meeting”) of Greenbrook TMS Inc. (“Greenbrook”) and the special meeting of the stockholders (the “Neuronetics Meeting”) of Neuronetics, Inc. (“Neuronetics”) in connection with the proposed business combination between the two companies.
The Greenbrook Meeting will take place via live audio webcast at www.virtualshareholdermeeting.com/GTMS2024SM on [•], 2024 at [•] [a.m./p.m.] (Eastern time) and the Neuronetics Meeting will take place via live audio webcast at www.virtualshareholdermeeting.com/STIM2024SM on [•], 2024 at [•] [a.m./p.m.] (Eastern time).
The accompanying joint proxy statement/management information circular is first being mailed or made available to Greenbrook Shareholders (as defined below) and Neuronetics Stockholders (as defined below) on or about [•], 2024.
On August 11, 2024, Greenbrook and Neuronetics entered into an arrangement agreement dated as of August 11, 2024 (the “Arrangement Agreement”), pursuant to which Neuronetics will acquire all of the issued and outstanding common shares of Greenbrook (the “Greenbrook Shares”) pursuant to a plan of arrangement (the “Plan of Arrangement”) under section 182 of the Business Corporations Act (Ontario) (the “Arrangement”). Subject to the terms and conditions set forth in the Arrangement Agreement and the Plan of Arrangement, each Greenbrook Share outstanding immediately prior to the effective time of the Arrangement (other than Greenbrook Shares held by Neuronetics or any of its affiliates and all Greenbrook Shares held by Greenbrook Shareholders who have validly exercised rights of dissent in respect of the Arrangement) is expected to be exchanged for 0.01149 of a share of Neuronetics common stock at the closing of the Arrangement, subject to adjustment for any interim period funding by Madryn Asset Management, LP or its affiliates and other customary adjustments prior to closing of the Arrangement, in accordance with the terms of the Arrangement Agreement (the “Consideration”). Upon completion of the Arrangement, Neuronetics Stockholders and Greenbrook Shareholders are expected to own approximately 57% and 43% of the combined company, respectively, on a fully diluted basis.
At the Greenbrook Meeting, holders of Greenbrook Shares (“Greenbrook Shareholders”) will, among other things, be asked to consider and, if deemed advisable, to pass, with or without variation, a special resolution (the “Greenbrook Arrangement Resolution”), approving (i) the Arrangement and (ii) the conversion of the outstanding amount owing under the credit agreement dated as of July 14, 2022 by and among Greenbrook, as borrower, certain of Greenbrook’s subsidiaries party thereto, as guarantors, Madryn Fund Administration, LLC (“Madryn Administration”), as administrative agent, and Madryn Health Partners II, LP (“MHP II”), Madryn Health Partners II (Cayman Master), LP (“MHP II – Cayman”) and Madryn Select Opportunities, LP (“MSO”), as lenders, into fully paid and non-assessable Greenbrook Shares pursuant to the term loan exchange agreement dated as of August 11, 2024 by and among Greenbrook, Madryn Administration, as administrative agent, and MHP II, MHP II – Cayman and MSO, as lenders.
At the Neuronetics Meeting, holders (“Neuronetics Stockholders”) of shares of common stock of Neuronetics (“Neuronetics Shares”) will, among other things, be asked to consider and to approve (i) an amendment and restatement of the Neuronetics Ninth Amended and Restated Certificate of Incorporation, as amended, to increase Neuronetics’ authorized shares of common stock (the “Neuronetics Charter Amendment Proposal”), (ii) the issuance of such number of Neuronetics Shares as may be required to be issued to Greenbrook Shareholders in connection with the Arrangement Agreement (the “Neuronetics Share Issuance Proposal”), (iii) an amendment to the Neuronetics 2018 Equity Incentive Plan (the “Plan”) to increase the number of Neuronetics Shares reserved for issuance (the “Neuronetics Incentive Plan Proposal”) and (iv) subject to the provisions of the Arrangement Agreement, the adjournment of the Neuronetics Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal (the “Neuronetics Adjournment Proposal”, and together with the Neuronetics Charter Amendment Proposal, the Neuronetics Share Issuance Proposal and the Neuronetics Incentive Plan Proposal, the “Neuronetics Proposals”).
The board of directors of Greenbrook UNANIMOUSLY recommends that Greenbrook Shareholders vote FOR the Greenbrook Arrangement Resolution. It is a condition to the completion of the Arrangement that the Greenbrook Arrangement Resolution be approved at the Greenbrook Meeting.
The board of directors of Neuronetics UNANIMOUSLY recommends that Neuronetics Stockholders vote FOR each of the Neuronetics Proposals. Please note that approval by Neuronetics Stockholders of both the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal is a condition to the completion of the Arrangement.
Each of the directors and officers of Greenbrook (in their capacities as Greenbrook Shareholders), and key Greenbrook Shareholders including MHP II, MHP II – Cayman, MSO, Greybrook Health Inc. and 1315 Capital II, LP, has entered into voting and support agreements with Neuronetics pursuant to which they have agreed, among other things, to support the Arrangement and vote all Greenbrook Shares beneficially owned by them for the Greenbrook Arrangement Resolution and the transactions contemplated by the Arrangement Agreement.
Each of the directors and executive officers of Neuronetics has entered into a voting and support agreements with Greenbrook pursuant to which they have agreed, among other things, to support the Arrangement and vote all Neuronetics Shares beneficially owned by them for the Neuronetics Proposals.
In order to become effective, the Greenbrook Arrangement Resolution will require: (i) the affirmative vote of at least 66 2/3% of the votes cast by Greenbrook Shareholders, voting as a single class, who vote at the virtual Greenbrook Meeting or by proxy; and (ii) the affirmative vote of at least a simple majority of the votes cast by Greenbrook Shareholders, voting as a single class, who vote at the Greenbrook Meeting virtually or by proxy, after excluding the votes cast by certain persons whose votes may not be included in determining minority approval of a business combination pursuant to Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.
In order to become effective, so long as a quorum is present (other than the Neuronetics Adjournment Proposal), each of the Neuronetics Proposals requires the affirmative vote of a majority of the voting power of the Neuronetics Shares present or represented by proxy at the Neuronetics Meeting and entitled to vote on such proposal.
Assuming that all of the conditions to the Arrangement are satisfied or waived, Greenbrook and Neuronetics expect the Arrangement to become effective during the fourth quarter of 2024.
As a Greenbrook Shareholder or Neuronetics Stockholder, you are requested to complete and return the relevant enclosed form of proxy to ensure that your Greenbrook Shares or Neuronetics Shares, as applicable, will be represented at the Greenbrook Meeting or the Neuronetics Meeting, as applicable, whether or not you are personally able to attend the virtual meetings.
YOUR VOTE IS IMPORTANT. Whether or not you expect to attend the Greenbrook Meeting or the Neuronetics Meeting virtually, please submit your vote as soon as possible. We urge you to read the enclosed materials carefully and to promptly vote by following the instructions in the enclosed materials.
The accompanying joint proxy statement/management information circular contains a detailed description of the Arrangement, the Greenbrook Meeting and the Neuronetics Meeting, as well as detailed information regarding Greenbrook and Neuronetics, and certain pro forma information regarding the combined company after giving effect for the Arrangement. Please read this information carefully, and if you require assistance, consult your own legal, tax, financial or other professional advisor.
We thank you for your consideration and continued support.
Sincerely,

Bill Leonard	Keith J. Sullivan
President and Chief Executive Officer of Greenbrook TMS Inc.	President and Chief Executive Officer of Neuronetics, Inc.

PRELIMINARY JOINT PROXY STATEMENT/MANAGEMENT INFORMATION CIRCULAR
– SUBJECT TO COMPLETION
Information contained in this preliminary form of joint proxy statement/management information circular is not complete and may be changed.

NOTICE OF SPECIAL MEETING OF GREENBROOK TMS INC. SHAREHOLDERS
NOTICE IS HEREBY GIVEN that, pursuant to an order of the Ontario Superior Court of Justice (Commercial List) (the “Court”) dated [•], 2024 (the “Interim Order”), a special meeting (the “Greenbrook Meeting”) of the holders (“Greenbrook Shareholders”) of common shares (each, a “Greenbrook Share”) of Greenbrook TMS Inc. (“Greenbrook”) will be held virtually via live audio webcast online at www.virtualshareholdermeeting.com/GTMS2024SM on [•], 2024 at [•] [a.m./p.m.] (Eastern time). The Greenbrook Meeting is being called for the following purposes:
1.
to consider and, if deemed advisable, to pass, with or without variation, a special resolution (the “Greenbrook Arrangement Resolution”), the full text of which is set forth in Appendix “C” to the accompanying joint proxy statement/management information circular of Neuronetics, Inc. (“Neuronetics”) and Greenbrook (the “Joint Proxy Statement/Circular”), approving (i) an arrangement involving Greenbrook by way of plan of arrangement (the “Plan of Arrangement”) under section 182 of the Business Corporations Act (Ontario) (the “OBCA”) pursuant to which Neuronetics will, among other things, acquire all of the issued and outstanding Greenbrook Shares (the “Arrangement”), all as more particularly described in the Joint Proxy Statement/Circular; and (ii) the conversion of the outstanding amount owing under the credit agreement dated as of July 14, 2022 by and among Greenbrook, as borrower, certain of Greenbrook’s subsidiaries party thereto, as guarantors, Madryn Fund Administration, LLC (“Madryn Administration”), as administrative agent, and Madryn Health Partners II, LP (“MHP II”), Madryn Health Partners II (Cayman Master), LP (“MHP II – Cayman”) and Madryn Select Opportunities, LP (“MSO”), as lenders, into fully paid and non-assessable Greenbrook Shares pursuant to the term loan exchange agreement dated as of August 11, 2024 by and among Greenbrook, Madryn Administration, as administrative agent, and MHP II, MHP II – Cayman and MSO, as lenders; and

2.	to transact such other business as may properly come before the Greenbrook Meeting or any adjournment or postponement thereof.
Specific details of the matters proposed to be put before the Greenbrook Meeting are set forth in the Joint Proxy Statement/Circular which accompanies this Notice of Special Meeting of Greenbrook Shareholders. Completion of the Arrangement is conditional upon certain other matters described in the Joint Proxy Statement/Circular, including the approval of the share issuance resolution by holders of shares of common stock of Neuronetics (“Neuronetics Stockholders”) at a special meeting of Neuronetics Stockholders and the final order of the Court approving the Arrangement (the “Final Order”).
The record date for determining the Greenbrook Shareholders entitled to receive notice of and to vote at the Greenbrook Meeting is the close of business on [•], 2024 (the “Greenbrook Record Date”). Only Greenbrook Shareholders whose names have been entered in the register of Greenbrook Shareholders as of the close of business on the Greenbrook Record Date are entitled to receive notice of and to vote at the Greenbrook Meeting or any postponement or adjustment thereof.
The Greenbrook Meeting will be held in a virtual only format. Greenbrook Shareholders who choose to attend the Greenbrook Meeting will do so by accessing a live webcast platform of the Greenbrook Meeting via the internet. Shareholders and duly appointed proxyholders can access the Greenbrook Meeting by visiting www.virtualshareholdermeeting.com/GTMS2024SM. At this website, Greenbrook Shareholders will be able to listen to the Greenbrook Meeting live, submit questions and submit their vote while the Greenbrook Meeting is being held. Greenbrook Shareholders will not be able to attend the Greenbrook Meeting in person. See “General Information Concerning the Greenbrook Meeting and Voting” in the accompanying Joint Proxy Statement/Circular for more information.

The board of directors of Greenbrook UNANIMOUSLY recommends that Greenbrook Shareholders vote FOR the Greenbrook Arrangement Resolution. It is a condition to the completion of the Arrangement that the Greenbrook Arrangement Resolution be approved at the Greenbrook Meeting.
Whether or not you are able to virtually attend the Greenbrook Meeting, you are encouraged to provide voting instructions in accordance with the instructions on the enclosed form of proxy or voting instruction form provided to you by your broker, investment dealer or other intermediary as soon as possible by (1) visiting the internet site listed on the Greenbrook form of proxy or voting instruction form, (2) calling the toll-free number listed on the Greenbrook form of proxy or voting instruction form or (3) submitting your enclosed Greenbrook form of proxy or voting instruction form by mail by using the provided self-addressed, stamped envelope. To be counted at the Greenbrook Meeting, a Greenbrook Shareholder’s voting instructions must be received by [•] [a.m./p.m.] (Eastern time) on [•], 2024 or, if the Greenbrook Meeting is postponed or adjourned, at least 48 hours (excluding non-business days) prior to the date of the postponed or adjourned Greenbrook Meeting. Please note, if you received a voting instruction form and you hold your Greenbrook Shares through a broker, investment dealer or other intermediary, you must provide your instructions to your broker, investment dealer or other intermediary as specified in the voting instruction form and by the deadline set out therein (which may be an earlier time than set out above). Greenbrook reserves the right to accept late proxies and to waive the proxy cut-off, with or without notice, but is under no obligation to accept or reject any particular late proxy. See “General Information Concerning the Greenbrook Meeting and Voting” in the accompanying Joint Proxy Statement/Circular for more information.
Registered Greenbrook Shareholders have the right to dissent with respect to the Greenbrook Arrangement Resolution and, if the Arrangement becomes effective, to be paid the fair value of their Greenbrook Shares in accordance with the provisions of section 185 of the OBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement. A registered Greenbrook Shareholder wishing to exercise rights of dissent with respect to the Arrangement must send to Greenbrook a written objection to the Greenbrook Arrangement Resolution, which written objection must be received by Greenbrook at 890 Yonge Street, 7th Floor, Toronto, Ontario, Canada, M4W 3P4, Attention: Peter Willett, by e-mail at pwillett@greenbrooktms.com, with a copy to Torys LLP, 79 Wellington Street West, 30th Floor, Box 270, TD South Tower, Toronto, Ontario, Canada M5K 1N2, Attention: Robbie Leibel, by e-mail at rleibel@torys.com, by no later than [•] [a.m./p.m.] (Eastern time) on [•], 2024 or, if the Greenbrook Meeting is adjourned or postponed, not less than 48 hours (excluding non-business days) before the commencement of such adjourned or postponed Greenbrook Meeting, and must otherwise strictly comply with the dissent procedures described in the Joint Proxy Statement/Circular. The Greenbrook Shareholders’ rights of dissent are more particularly described in the Joint Proxy Statement/Circular, and copies of the Plan of Arrangement, the Interim Order and the text of section 185 of the OBCA are set forth in Appendix “B”, Appendix “D” and Appendix “H”, respectively, to the accompanying Joint Proxy Statement/Circular.
Failure to strictly comply with the requirements set forth in section 185 of the OBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement, may result in the loss of any right of dissent. Persons who are beneficial owners of Greenbrook Shares registered in the name of a broker, investment dealer or other intermediary who wish to dissent should be aware that only registered Greenbrook Shareholders are entitled to dissent. Accordingly, a beneficial Greenbrook Shareholder desiring to exercise the right of dissent must make arrangements for the Greenbrook Shares beneficially owned by such holder to be registered in the holder’s name prior to the time the written objection to the Greenbrook Arrangement Resolution is required to be received by Greenbrook or, alternatively, make arrangements for a registered Greenbrook Shareholder to dissent on behalf of the beneficial Greenbrook Shareholder. It is strongly suggested that any Greenbrook Shareholder wishing to dissent seek independent legal advice.

If you are a Greenbrook Shareholder and have any questions about this Joint Proxy Statement/Circular or the matters described in this Joint Proxy Statement/Circular, please contact Greenbrook at Greenbrook TMS Inc., 890 Yonge Street, 7th Floor, Toronto, Ontario, Canada M4W 3P4, Attention: Peter Willett.

BY ORDER OF THE BOARD OF DIRECTORS

Bill Leonard President and Chief Executive Officer Toronto, Ontario [•], 2024

NOTICE TO GREENBROOK SHAREHOLDERS IN THE UNITED STATES
THE NEURONETICS SHARES (AS DEFINED BELOW) TO BE ISSUED IN CONNECTION WITH THE ARRANGEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR THE SECURITIES REGULATORY AUTHORITY IN ANY STATE IN THE UNITED STATES, NOR HAVE THE SEC OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE IN THE UNITED STATES PASSED ON THE ADEQUACY OR ACCURACY OF THIS JOINT PROXY STATEMENT/CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE.
The shares of common stock in the authorized share capital of Neuronetics, Inc. (the “Neuronetics Shares”) to be issued under the Arrangement will not be registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. Such securities will be issued in reliance upon the exemption from registration provided by section 3(a)(10) of the U.S. Securities Act on the basis of the approval of the Court, which will consider, among other things, the fairness of the Arrangement to the persons affected. See “Description of the Arrangement — Court Approval” in the accompanying Joint Proxy Statement/Circular. The Neuronetics Shares to be issued under the Arrangement will not be subject to resale restrictions under the U.S. Securities Act, except for restrictions imposed by the U.S. Securities Act on the resale of Neuronetics Shares received pursuant to the Arrangement by persons who are, or within three months before the resale were, “affiliates” of Neuronetics, Inc. See “Description of the Arrangement — U.S. Securities Law Matters” in the accompanying Joint Proxy Statement/Circular for more information.
Greenbrook Shareholders who are citizens or residents of the United States should be aware that the Arrangement described in the accompanying Joint Proxy Statement/Circular may have both U.S. and Canadian tax consequences to them which may not be fully described in the Joint Proxy Statement/Circular. For a general discussion of the U.S. and Canadian federal income tax consequences to investors who are resident in the United States, see “Certain Canadian Federal Income Tax Considerations” and “Certain U.S. Federal Income Tax Considerations” in the accompanying Joint Proxy Statement/Circular. U.S. holders are urged to consult their own tax advisors with respect to such U.S. and Canadian income tax consequences and the applicability of any federal, state, local, foreign and other tax laws.
The enforcement by investors of civil liabilities under U.S. securities laws may be affected adversely by the fact that Greenbrook is organized under the laws of a jurisdiction outside the United States, that certain of its officers and directors include residents of countries other than the United States, that some or all of the experts named in the Joint Proxy Statement/Circular may be residents of countries other than the United States, or that some of Greenbrook’s assets and all or a substantial portion of the assets of such persons are located outside of the United States. As a result, it may be difficult or impossible for shareholders in the United States to effect service of process within the United States on Greenbrook, or such persons, or to realize against them upon judgments of courts of the United States predicated upon civil liabilities under the securities laws of the United States. In addition, Greenbrook Shareholders in the United States should not assume that the courts of Canada: (a) would enforce judgments of U.S. courts obtained in actions against such persons predicated upon civil liabilities under the securities laws of the United States; or (b) would enforce, in original actions, liabilities against such persons predicated upon civil liabilities under the securities laws of the United States.

PRELIMINARY JOINT PROXY STATEMENT/MANAGEMENT INFORMATION CIRCULAR
– SUBJECT TO COMPLETION
Information contained in this preliminary form of joint proxy statement/management information circular is not complete and may be changed.

3222 Phoenixville Pike
Malvern, Pennsylvania 19355
NOTICE OF SPECIAL MEETING OF NEURONETICS, INC. STOCKHOLDERS
NOTICE IS HEREBY GIVEN that a special meeting (the “Neuronetics Meeting”) of the holders (“Neuronetics Stockholders”) of shares of common stock of Neuronetics, Inc. (“Neuronetics Shares”), a Delaware corporation (“Neuronetics”) will be held online on [•], 2024 at [•] [a.m./p.m.] (Eastern time) via live webcast at www.virtualshareholdermeeting.com/STIM2024SM. There will be no physical location for Neuronetics Stockholders to attend. Online check-in will begin at [•] [a.m./p.m.] (Eastern time), and Neuronetics encourages you to allow ample time for the online check-in procedures. To participate in the Neuronetics Meeting, Neuronetics Stockholders will need their unique 16-digit control number included on their Neuronetics proxy card (printed in the box and marked by the arrow) or the instructions that accompanied the proxy materials.
On August 11, 2024, Greenbrook TMS Inc. (“Greenbrook”) and Neuronetics entered into an arrangement agreement dated as of August 11, 2024 (the “Arrangement Agreement”), pursuant to which Neuronetics will acquire all of the issued and outstanding common shares of Greenbrook (the “Greenbrook Shares”) pursuant to a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (Ontario) (the “Arrangement”). Subject to the terms and conditions set forth in the Arrangement Agreement and the Plan of Arrangement, each Greenbrook Share outstanding immediately prior to the effective time of the Arrangement (other than the Greenbrook Shares held by Neuronetics or any of its affiliates and all Greenbrook Shares held by the holders of Greenbrook Shares (“Greenbrook Shareholders”) who have validly exercised rights of dissent in respect of the Arrangement) is expected to be exchanged for 0.01149 of a share of Neuronetics common stock at the closing of the Arrangement, subject to adjustment for any interim period funding by Madryn Asset Management, LP or its affiliates and other customary adjustments prior to closing of the Arrangement, in accordance with the terms of the Arrangement Agreement (the “Consideration”). Upon completion of the Arrangement, Neuronetics Stockholders and Greenbrook Shareholders are expected to own approximately 57% and 43% of the combined company, respectively, on a fully diluted basis.
The Neuronetics Meeting is being called for the following purposes:
1.
to approve an amendment and restatement of the Neuronetics Ninth Amended and Restated Certificate of Incorporation, as amended, to increase Neuronetics’ authorized shares of common stock from 200,000,000 shares to 250,000,000 shares (the “Neuronetics Charter Amendment Proposal”);

2.	to approve the issuance of such number of Neuronetics Shares to Greenbrook Shareholders in accordance with the Arrangement Agreement (the “Neuronetics Share Issuance Proposal”);
3.
to approve an amendment to the Neuronetics 2018 Equity Incentive Plan (the “Plan”) to increase the number of Neuronetics Shares reserved for issuance by up to 3,500,000 additional Neuronetics Shares (the “Neuronetics Incentive Plan Proposal”); and

4.
subject to the provisions of the Arrangement Agreement, to approve the adjournment of the Neuronetics Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal (the “Neuronetics Adjournment Proposal”).

The Neuronetics Charter Amendment Proposal, the Neuronetics Share Issuance Proposal, the Neuronetics Incentive Plan Proposal and the Neuronetics Adjournment Proposal are together referred to as the “Neuronetics Proposals”. Specific details of the matters proposed to be put before the Neuronetics Meeting are set forth in the joint proxy statement/management information circular of Neuronetics and Greenbrook (the “Joint Proxy

Statement/Circular”), that accompanies this Notice of Special Meeting of Neuronetics Stockholders (“Notice of Neuronetics Meeting”). A copy of the Arrangement Agreement is attached as Appendix “A” to the Joint Proxy Statement/Circular and is available for inspection by Neuronetics Stockholders on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov under Neuronetics’ SEC profile.
The record date for determining the Neuronetics Stockholders entitled to receive notice of and to vote at the Neuronetics Meeting is the close of business on [•], 2024 (the “Neuronetics Record Date”). Only Neuronetics Stockholders of record at the close of business on the Neuronetics Record Date are entitled to vote at the Neuronetics Meeting or any adjournment thereof. Whether or not you are able to virtually attend the Neuronetics Meeting, you are encouraged to provide voting instructions in accordance with the instructions on the enclosed form of proxy or voting instruction form provided to you by your broker, investment dealer or other intermediary as soon as possible by visiting www.virtualshareholdermeeting.com/STIM2024SM and using the 16-digit control number received in your notice to log in to this website. To be counted at the Neuronetics Meeting, a Neuronetics Stockholder’s voting instructions must be received by [•] [a.m./p.m.] (Eastern time) on [•], 2024. Beneficial owners of Neuronetics Shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their Neuronetics Shares. Neuronetics would encourage Neuronetics Stockholders to log in to this website and access the webcast before the start time of the Neuronetics Meeting.
The board of directors of Neuronetics UNANIMOUSLY recommends that Neuronetics Stockholders vote FOR each of the Neuronetics Proposals.
Please note that approval by Neuronetics Stockholders of both the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal is a condition to the completion of the Arrangement. If the Neuronetics Charter Amendment Proposal is not approved, Neuronetics has sufficient Neuronetics Shares to close the Arrangement, and Greenbrook and Neuronetics could mutually agree to waive the condition precedent.
Neuronetics Stockholders should carefully read the Joint Proxy Statement/Circular that accompanies this Notice of Neuronetics Meeting, including any documents incorporated by reference, and the appendices in their entirety for more detailed information concerning the Arrangement and the other transactions contemplated by the Arrangement Agreement.
Neuronetics Stockholders who are planning to provide voting instructions in accordance with the enclosed form of proxy or voting instruction form are encouraged to review the Joint Proxy Statement/Circular carefully before submitting such form.
If you are a Neuronetics Stockholder and have any questions about the Joint Proxy Statement/Circular or the matters described in the Joint Proxy Statement/Circular, please contact Neuronetics at Neuronetics, Inc., 3222 Phoenixville Pike, Malvern, Pennsylvania 19355, Attention: Corporate Secretary.

DATED [•], 2024.
BY ORDER OF THE BOARD OF DIRECTORS

Keith J. Sullivan President and Chief Executive Officer of Neuronetics, Inc.

i

v

JOINT PROXY STATEMENT/MANAGEMENT INFORMATION CIRCULAR
This joint proxy statement/management information circular (this “Joint Proxy Statement/Circular”) is being furnished in connection with the solicitation of proxies by management of Greenbrook TMS Inc. (“Greenbrook”), an Ontario corporation, for use at the special meeting (the “Greenbrook Meeting”) of holders (“Greenbrook Shareholders”) of common shares of Greenbrook (“Greenbrook Shares”) to be held at the date, time and place and for the purposes set forth in the attached Notice of Special Meeting of Greenbrook Shareholders. The record date for notice and voting at the Greenbrook Meeting is [•], 2024 (the “Greenbrook Record Date”).
This Joint Proxy Statement/Circular is also being furnished to holders (“Neuronetics Stockholders”) of shares of common stock (“Neuronetics Shares”) of Neuronetics, Inc. (“Neuronetics”), a Delaware corporation, in connection with the solicitation of proxies by management of Neuronetics for use at the special meeting (the “Neuronetics Meeting”) of Neuronetics Stockholders to be held at the date, time and place and for the purposes set forth in the attached Notice of Special Meeting of Neuronetics Stockholders. The record date for notice and voting at the Neuronetics Meeting is [•], 2024 (the “Neuronetics Record Date”).
This Joint Proxy Statement/Circular is first being mailed or made available to Greenbrook Shareholders and Neuronetics Stockholders on or about [•], 2024.
NOTICE REGARDING INFORMATION
NO CANADIAN OR U.S. SECURITIES REGULATORY AUTHORITY HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT/CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS AN OFFENCE.
Neither Greenbrook nor Neuronetics has authorized any person to give any information or to make any representation in connection with the Arrangement or any other matters to be considered at the Greenbrook Meeting or the Neuronetics Meeting other than those contained in this Joint Proxy Statement/Circular. If any such information or representation is given or made, such information or representation should not be relied upon as having been authorized or as being accurate. For greater certainty, to the extent that any information provided on either Greenbrook’s or Neuronetics’ website is inconsistent with this Joint Proxy Statement/Circular, the information provided in this Joint Proxy Statement/Circular should be relied upon.
This Joint Proxy Statement/Circular does not constitute an offer to buy, or a solicitation of an offer to sell, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such an offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or solicitation.
Greenbrook Shareholders and Neuronetics Stockholders should not construe the contents of this Joint Proxy Statement/Circular as legal, tax or financial advice and should consult with their own legal, tax, financial or other professional advisors in connection therewith.
Descriptions in this Joint Proxy Statement/Circular of the terms of the Arrangement Agreement, the Plan of Arrangement, the Greenbrook Voting and Support Agreements, the Neuronetics Voting and Support Agreements, the TL Conversion Agreement, the A.G.P. Fairness Opinion (as defined below) and the Canaccord Genuity Fairness Opinion (as defined below) are summaries of the terms of those documents. Greenbrook Shareholders and Neuronetics Stockholders are urged to carefully read the full text of each of these documents. A copy of the complete text of the Arrangement Agreement is attached as Appendix “A” to this Joint Proxy Statement/Circular and is available on Greenbrook’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”) on August 13, 2024, on Greenbrook’s SEDAR+ profile at www.sedarplus.ca and on Neuronetics’ Current Report on Form 8-K filed with the SEC on August 13, 2024. A copy of the complete text of the Plan of Arrangement is attached as Appendix “B” to this Joint Proxy Statement/Circular. The complete text of the Greenbrook Voting and Support Agreements is available on Greenbrook’s EDGAR profile at www.sec.gov, on Greenbrook’s SEDAR+ profile at www.sedarplus.ca and on Neuronetics’ EDGAR profile at www.sec.gov and the complete text of the Neuronetics Voting and Support Agreements is available on Neuronetics’ EDGAR profile at www.sec.gov. The complete text of the TL Conversion Agreement is available on Greenbrook’s

EDGAR profile at www.sec.gov and on Greenbrook’s SEDAR+ profile at www.sedarplus.ca. The A.G.P. Fairness Opinion and the Canaccord Genuity Fairness Opinion are attached as Appendix “F-1-1” and Appendix “F-2-1” to this Joint Proxy Statement/Circular, respectively.
Certain information in this Joint Proxy Statement/Circular pertaining to Greenbrook, including, but not limited to, information under “Information Concerning Greenbrook”, has been furnished by Greenbrook. Although Neuronetics does not have any knowledge that would indicate that such information is untrue or incomplete, neither Neuronetics nor any of its directors or officers assumes any responsibility for the accuracy or completeness of such information, or for the failure by Greenbrook to disclose events or information that may affect the completeness or accuracy of such information.
Certain information in this Joint Proxy Statement/Circular pertaining to Neuronetics, including, but not limited to, information under “Information Concerning Neuronetics”, has been furnished by Neuronetics. Although Greenbrook does not have any knowledge that would indicate that such information is untrue or incomplete, neither Greenbrook nor any of its directors or officers assumes any responsibility for the accuracy or completeness of such information, or for the failure by Neuronetics to disclose events or information that may affect the completeness or accuracy of such information.
This Joint Proxy Statement/Circular contains industry, market and competitive position data from Greenbrook’s and Neuronetics’ own internal estimates and research as well as industry and general publications and research surveys and studies conducted by third parties. Industry publications, studies and surveys generally state that they have been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Greenbrook’s and Neuronetics’ internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which Greenbrook and Neuronetics, as applicable, operate and their respective management’s understanding of industry conditions. While Greenbrook and Neuronetics believe that each of these studies and publications is reliable, Greenbrook and Neuronetics have not independently verified market and industry data from third party sources. While Greenbrook and Neuronetics believe their respective internal company research is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source.
This Joint Proxy Statement/Circular is dated [•], 2024. Information contained in this Joint Proxy Statement/Circular is given as of [•], 2024, unless otherwise specifically stated and except for information contained in documents incorporated by reference herein, which is given as at the respective dates stated in such documents.
REPORTING CURRENCIES AND ACCOUNTING PRINCIPLES
Unless otherwise indicated, all references to “$”, “US$” or “U.S. dollars” in this Joint Proxy Statement/Circular refer to United States dollars and all references to “C$” in this Joint Proxy Statement/Circular refer to Canadian dollars.
All financial statements and financial data derived therefrom included or incorporated by reference in this Joint Proxy Statement/Circular pertaining to Neuronetics, including the unaudited pro forma condensed combined financial statements of Neuronetics, have been prepared and presented in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). For further details, see the notes to the unaudited pro forma condensed combined financial statements of Neuronetics set out in Appendix “I” to this Joint Proxy Statement/Circular.
Pro forma financial information included in this Joint Proxy Statement/Circular is for informational purposes only and is unaudited. All unaudited pro forma financial information contained in this Joint Proxy Statement/Circular has been prepared in accordance with Article 11 of Regulation S-X to illustrate the effect of the Arrangement (as defined below). The pro forma financial information set forth in this Joint Proxy Statement/Circular should not be considered to be what the actual financial position or other results of operations would have necessarily been had Greenbrook and Neuronetics operated as a single combined company as at or for the periods stated.
The financial projections provided in this Joint Proxy/Circular are for informational purposes only. The Projections (as defined below) were not prepared with a view toward public disclosure or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The inclusion of the financial projections should not be regarded as an indication that the Neuronetics Board, management of Neuronetics, Neuronetics, the Greenbrook Board, management of Greenbrook, Greenbrook, their respective advisors or any recipient of this information considered, or now considers, it to be an assurance of the achievement of future results. There can be no assurance that the results reflected in any of the future projections will be realized or that actual results will not materially vary from the Projections.
All financial statements and financial data derived therefrom included or incorporated by reference in this Joint Proxy Statement/Circular pertaining to Greenbrook have been prepared and presented in accordance with U.S. GAAP. Greenbrook’s Annual Report on Form 10-K for the year ended December 31, 2023, filed by Greenbrook with the SEC on April 26, 2024 (the “Greenbrook 10-K”) is being incorporated by reference in this Joint Proxy Statement/Circular in order to satisfy certain disclosure obligations of Greenbrook in accordance with Canadian securities laws. On April 1, 2024, Greenbrook filed a Form 25 with the SEC to voluntarily withdraw the Greenbrook Shares from listing and registration with Nasdaq Stock Market LLC (“Nasdaq”), following which its deregistration under Section 12(b) of the U.S. Exchange Act of 1934, as amended (the “U.S. Exchange Act”) became effective 90 days thereafter, and Greenbrook is not subject to Section 12(g) of the U.S. Exchange Act. Greenbrook continues to file certain periodic reports with the SEC pursuant to Section 15(d) of the U.S. Exchange Act; however, because it no longer has a class of securities registered under Section 12 of the U.S. Exchange Act, Greenbrook is not subject to U.S. proxy rules and accordingly, this Joint Proxy Statement/Circular is being filed with the SEC by Neuronetics as the only registrant.
CURRENCY EXCHANGE RATE INFORMATION
The following table sets forth the high and low exchange rates for one United States dollar expressed in Canadian dollars for each period indicated, the average of the exchange rates for each period indicated and the exchange rate at the end of each such period, based upon the noon buying rates provided by the Bank of Canada for the years ended December 31, 2023 and 2022, and based upon the average daily exchange rate provided by the Bank of Canada for the six months ended June 30, 2024.

	Six Months Ended June 30,	Years Ended December 31,
	2024	2023	2022
High	C$1.3821	C$1.3875	C$1.3856
Low	C$1.3316	C$1.3128	C$1.2451
Average rate for period	C$1.3586	C$1.3497	C$1.3013
End of period	C$1.3687	C$1.3226	C$1.3544

On [•], 2024, the average exchange rate for one United States dollar expressed in Canadian dollars as provided by the Bank of Canada was C$[•].

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS
Certain statements in this Joint Proxy Statement/Circular, including the documents incorporated by reference herein, include “forward-looking statements” within the meaning of U.S. federal securities laws and applicable Canadian securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words or expressions such as “expect”, “anticipate”, “intend”, “plan”, “believe”, “estimate”, “may”, “will”, “project”, “could”, “should”, “would”, “seek”, “forecast”, “expect”, “anticipate”, “predict”, “outlook”, “potential”, or other similar expressions, including without limitation the negative of these terms. The Projections (as defined below) as used in this Joint Proxy Statement/Circular are considered “forward-looking statements”. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between Greenbrook and Neuronetics, such as statements regarding the combined operations and prospects of Greenbrook and Neuronetics, estimates of pro forma financial information of the Combined Company (as defined below), estimates relating to Greenbrook’s forecasts, the current and projected market, growth opportunities and synergies for the Combined Company, federal and state regulatory tailwinds, expectations and intentions provided by Greenbrook to Neuronetics, the expected cash balance of Greenbrook at the time of the closing of the proposed Arrangement, expectations regarding Neuronetics’ ability to leverage Greenbrook’s assets, the expected composition of the management and the board of directors of the Combined Company, gross margin and future profitability expectations, and the timing and completion of the Arrangement, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of Greenbrook and Neuronetics and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:
•	the inherent uncertainty associated with financial or other projections or outlooks, including due to the unpredictability of the underlying assumptions, adjustments and estimates;
•	Neuronetics’ ability to maintain the listing requirements of Nasdaq;
•	the total addressable market of Neuronetics’ and Greenbrook’s businesses;
•	general economic conditions in the markets where Neuronetics and Greenbrook operate;
•
the expected timing of any regulatory approvals relating to the Arrangement, the businesses of Greenbrook and Neuronetics and of the Combined Company and product launches of such businesses and companies;

•	the non-performance of third-party vendors and contractors;
•	the risks related to the Combined Company’s ability to successfully sell its products and the market reception to and performance of its products;
•	Greenbrook’s, Neuronetics’, and the Combined Company’s compliance with, and changes to, applicable laws and regulations;
•	the Combined Company’s limited operating history;
•	the Combined Company’s ability to manage growth;
•	the Combined Company’s ability to obtain additional or suitable financing;
•	the Combined Company’s ability to expand product offerings;
•	the Combined Company’s ability to compete with others in its industry;
•	the Combined Company’s ability to protect its intellectual property;
•	the retention of employees of Greenbrook and Neuronetics following the announcement of the Arrangement;
•	Greenbrook’s, Neuronetics’, and the Combined Company’s ability to defend against legal proceedings;
•	the Combined Company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors;

•	the Combined Company’s ability to achieve the expected benefits from the Arrangement within the expected time frames or at all;
•	the incurrence of unexpected costs, liabilities or delays relating to the proposed Arrangement;
•	the satisfaction (or waiver) of closing conditions to the consummation of the Arrangement, including with respect to the approval of Neuronetics Stockholders and Greenbrook Shareholders;
•	the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Arrangement Agreement;
•	the disruption of the attention of management of Greenbrook and Neuronetics from ongoing business operations due to the Arrangement Agreement;
•	the outcome of any legal proceedings related to the Arrangement Agreement;
•	the fact that the trading price of the Greenbrook Shares or the Neuronetics Shares may decline significantly if the Arrangement is not completed;
•	the effect of the announcement or pendency of the transaction on the Combined Company’s business relationships, operating results and business generally; and
•
other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including, but not limited to, those set forth in Greenbrook’s filings with the SEC and the Canadian Securities Administrators, including in the “Risk Factors” section of the Greenbrook 10-K and any subsequent filings with the SEC and the Canadian Securities Administrators, and those set forth in Neuronetics’ filings with the SEC, including in the “Risk Factors” section of Neuronetics’ Annual Report on Form 10-K filed with the SEC on March 8, 2024 and any subsequent SEC filings. These documents with respect to Greenbrook can be accessed on Greenbrook’s website at https://www.greenbrooktms.com/investor-relations, on Greenbrook’s SEDAR+ profile at www.sedarplus.ca or on Greenbrook’s EDGAR profile at www.sec.gov and these documents with respect to Neuronetics can be accessed on Neuronetics’ website at https://ir.neuronetics.com/ or on Neuronetics’ EDGAR profile at www.sec.gov.

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or, if any of them do, what impact they will have on the results of operations and financial condition of Greenbrook, Neuronetics or the Combined Company. Forward-looking statements speak only as of the date they are made, and Greenbrook, Neuronetics and the Combined Company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law.

QUESTIONS AND ANSWERS ABOUT THE ARRANGEMENT AND THE MEETINGS
General Questions and Answers
Q:	What is the proposed transaction?
A:
On August 11, 2024, Greenbrook and Neuronetics entered into an Arrangement Agreement dated as of August 11, 2024 (the “Arrangement Agreement”), pursuant to which Neuronetics will acquire all of the issued and outstanding Greenbrook Shares pursuant to a plan of arrangement (the “Plan of Arrangement”) under section 182 of the Business Corporations Act (Ontario) (the “Arrangement”). Subject to the terms and conditions set forth in the Arrangement Agreement and the Plan of Arrangement, each Greenbrook Share outstanding immediately prior to the effective time of the Arrangement (the “Effective Time”) (other than Greenbrook Shares held by Neuronetics or any of its affiliates and all Greenbrook Shares held by Greenbrook Shareholders who have validly exercised rights of dissent in respect of the Arrangement) is expected to be exchanged for 0.01149 of a Neuronetics Share at the closing of the Arrangement, subject to adjustment for any interim period funding by Madryn Asset Management, LP (“Madryn”) or its affiliates (“Interim Period Funding”) and other customary adjustments prior to closing of the Arrangement, in accordance with the terms of the Arrangement Agreement (the “Consideration”). On completion of the Arrangement, Neuronetics Stockholders and Greenbrook Shareholders are expected to own approximately 57% and 43% of Neuronetics (the “Combined Company”), respectively, on a fully diluted basis.

Q:	Why am I receiving this Joint Proxy Statement/Circular?
A:	In order to complete the Arrangement, among other things:
•
Neuronetics Stockholders must vote to approve: (i) the issuance of Neuronetics Shares to be issued as the Consideration (the “Consideration Shares”) to Greenbrook Shareholders in connection with the Arrangement (the “Neuronetics Share Issuance Proposal”); and (ii) an amendment and restatement of the Neuronetics Ninth Amended and Restated Certificate of Incorporation, as amended, to increase Neuronetics’ authorized shares of common stock from 200,000,000 shares to 250,000,000 shares (the “Neuronetics Charter Amendment Proposal”); and

•
Greenbrook Shareholders must vote to pass a special resolution (the “Greenbrook Arrangement Resolution”) to approve: (i) an arrangement involving Greenbrook under section 182 of the Business Corporations Act (Ontario) (the “OBCA”) pursuant to which Neuronetics will, among other things, acquire all of the issued and outstanding Greenbrook Shares; and (ii) the conversion of the outstanding amount owing under the credit agreement dated as of July 14, 2022 by and among Greenbrook, as borrower, certain of Greenbrook’s subsidiaries party thereto, as guarantors, Madryn Fund Administration, LLC (“Madryn Administration”), as administrative agent, and Madryn Health Partners II, LP (“MHP II”), Madryn Health Partners II (Cayman Master), LP (“MHP II – Cayman”) and Madryn Select Opportunities, LP (“MSO”, and together with MHP II and MHP II – Cayman, the “Madryn Parties”), as lenders (the “Greenbrook Credit Agreement”), into fully paid and non-assessable Greenbrook Shares pursuant to the term loan exchange agreement dated as of August 11, 2024 by and among Greenbrook, Madryn Administration, as administrative agent, and MHP II, MHP II – Cayman and MSO, as lenders (each, a “Lender”, and, collectively, the “Lenders”) (the “TL Conversion Agreement”). See “— Greenbrook Shareholder Questions and Answers — What am I voting on?”.

Neuronetics is holding the Neuronetics Meeting in order to obtain the stockholder approval necessary to approve the Neuronetics Share Issuance Proposal, the Neuronetics Charter Amendment Proposal and an amendment to the Neuronetics 2018 Equity Incentive Plan (the “Plan”) to increase the number of Neuronetics Shares reserved for issuance by up to 3,500,000 additional Neuronetics Shares (the “Neuronetics Incentive Plan Proposal”). Neuronetics Stockholders will also be asked to approve the adjournment from time to time of the Neuronetics Meeting if necessary to solicit additional proxies if there are not sufficient votes at the time of the Neuronetics Meeting, or any postponement or adjournment thereof, to approve the Neuronetics Share Issuance Proposal (the “Neuronetics Adjournment Proposal”). It is important that Neuronetics Stockholders vote on each of these matters, regardless of the number of Neuronetics Shares owned.

Greenbrook is holding the Greenbrook Meeting to obtain the shareholder approval necessary to approve the Greenbrook Arrangement Resolution. It is important that Greenbrook Shareholders vote on this matter, regardless of the number of Greenbrook Shares owned.
Q:	What will I receive for my Greenbrook Shares under the Arrangement?
A:
Greenbrook Shareholders. Under the Arrangement and subject to the terms of the Plan of Arrangement, each Greenbrook Shareholder will receive 0.01149 of a Neuronetics Share for each Greenbrook Share held at the closing of the Arrangement, subject to adjustment for any Interim Period Funding and other customary adjustments prior to closing of the Arrangement, as more fully described in “The Arrangement Agreement and Related Agreements—Consideration and Consideration Shares”. Following the consummation of the Arrangement, you will no longer own any Greenbrook Shares, but instead will own Neuronetics Shares. On completion of the Arrangement, Neuronetics Stockholders and Greenbrook Shareholders are expected to own approximately 57% and 43% of the Combined Company (as defined below), respectively, on a fully diluted basis. Pursuant to the TL Conversion Agreement, the Madryn Parties have agreed to convert all of the outstanding amounts under the Greenbrook Credit Agreement and all of the Convertible Notes (as defined below) into Greenbrook Shares prior to the Effective Date (as defined below). As a result, it is currently expected that (i) Madryn and its affiliates will own approximately 95.3% of the Greenbrook Shares immediately prior to closing of the Arrangement and will receive approximately 95.3% of the Consideration Shares being issued to Greenbrook Shareholders at closing of the Arrangement, subject to adjustment for any Interim Period Funding and other customary adjustments; and (ii) Madryn and its affiliates will own approximately 41.0% of the Neuronetics Shares following closing of the Arrangement.

Neuronetics Stockholders. Under the Arrangement, Neuronetics Stockholders will not receive any consideration under the Arrangement and will retain their Neuronetics Shares.
See “The Arrangement Agreement and Related Agreements—Consideration and Consideration Shares”.
Q:	Will Greenbrook Shareholders receive fractional Neuronetics Shares?
A:
No. If the total number of Neuronetics Shares that a Greenbrook Shareholder will be entitled to receive would otherwise result in a fraction of a Neuronetics Share being issuable, the number of Neuronetics Shares that the Greenbrook Shareholder receives will be rounded down to the nearest whole Neuronetics Share. Computershare Investor Services Inc., acting as the depositary (the “Depositary”), will cause Consideration Shares delivered to it by Neuronetics that otherwise represent fractional share entitlements to be sold at the then prevailing prices on Nasdaq and will distribute the net proceeds thereof on a proportional basis to former Greenbrook Shareholders in lieu of any fractional Neuronetics Shares that would otherwise have been required to be distributed. Each former Registered Greenbrook Shareholder (as defined below) who would otherwise have been entitled to receive a fraction of a Neuronetics Share will be entitled to receive cash from the net proceeds of such sale. Former Greenbrook Shareholders who beneficially held their Greenbrook Shares will have such cash amounts distributed to them in accordance with the practices and policies of the intermediaries through whom they held their Greenbrook Shares.

Q:	How will Greenbrook’s outstanding equity awards and options be treated in the Arrangement?
A:
At the Effective Time, (i) each Greenbrook option to purchase Greenbrook Shares (a “Greenbrook Option”) issued under Greenbrook’s Amended and Restated Omnibus Equity Incentive Plan, last amended May 6, 2021 (as amended, the “Greenbrook Omnibus Plan”) (whether vested or unvested) outstanding immediately prior to the Effective Time, will be deemed to be surrendered for cancellation and transferred to Greenbrook in consideration for the issuance by Greenbrook of that number of Greenbrook Shares (“Net Option Surrender Shares”), if any, equal to, rounded down to the nearest whole share: (a) the number of Greenbrook Shares subject to such Greenbrook Option immediately prior to the Effective Time minus (b) the number of Greenbrook Shares that, when multiplied by the closing price of a Greenbrook Share on the OTCQB Market, operated by OTC Markets Group Inc. (the “OTCQB Market”) on the trading day immediately preceding the Effective Date, is equal to the aggregate exercise price of such Greenbrook Option (and in the event that such number of Greenbrook Shares is negative, it shall be deemed to be zero), and the holder of the Greenbrook Option will be deemed to be the holder of such number of Net Option Surrender Shares, but the holder of such Greenbrook Option will not be entitled to a certificate or other document representing the Net Option Surrender Shares so issued; (ii) each Greenbrook performance share unit (a “Greenbrook PSU”) and restricted share unit (a “Greenbrook RSU”) issued pursuant to the Greenbrook Omnibus Plan, that is outstanding immediately prior to the Effective Time (whether vested or unvested), will be immediately be cancelled for no consideration and the holder thereof shall no longer have any rights thereto; and (iii) each Greenbrook deferred share unit (a “Greenbrook DSU”) issued pursuant to Greenbrook’s Deferred Share Unit Plan, adopted on May 6, 2021 (as amended, the “Greenbrook DSU Plan”) that is outstanding immediately prior to the Effective Time (whether vested or unvested), will be deemed to be unconditionally fully vested, and thereafter such Greenbrook DSU will, without any further action by or on behalf of the holder of such Greenbrook DSU, be deemed to be assigned and transferred by such holder to Greenbrook and will immediately be cancelled in exchange for: (y) if the closing price of a Greenbrook Share on the OTCQB Market on the trading day immediately preceding the Effective Date (the “Effective Date Market Price”) is less than or equal to $0.0846 (the “Minimum Price”), a cash payment equal to the Effective Date Market Price; and (z) if the Effective Date Market Price is greater than the Minimum Price, at the election of Neuronetics, either (A) a cash payment equal to the Effective Date Market Price, or (B) such number of Neuronetics Shares equal to the Effective Date Market Price divided by the closing price of a Neuronetics Share on Nasdaq on the trading day immediately preceding the Effective Date, less any applicable withholdings pursuant to the Plan of Arrangement.
Q:	How will Greenbrook’s outstanding common share purchase warrants be treated in the Arrangement?
A:
Each outstanding common share purchase warrant to purchase Greenbrook Shares (a “Greenbrook Warrant”) (whether vested or unvested) outstanding immediately prior to the Effective Time will be deemed to be surrendered for cancellation and transferred to Greenbrook in consideration for the issuance by Greenbrook of that number of Greenbrook Shares (“Net Warrant Surrender Shares”), if any, equal to, rounded down to the nearest whole share: (i) the number of Greenbrook Shares subject to such Greenbrook Warrant immediately prior to the Effective Time minus (ii) the number of Greenbrook Shares that, when multiplied by the closing price of a Greenbrook Share on the OTCQB Market on the trading day immediately preceding the Effective Time, is equal to the aggregate exercise price of such Greenbrook Warrant (and in the event that such number of Greenbrook Shares is negative, it shall be deemed to be zero), and the holder of the Greenbrook Warrant will be deemed to be the holder of such number of Net Warrant Surrender Shares, but the holder of such Greenbrook Warrant shall not be entitled to a certificate or other document representing the Net Warrant Surrender Shares so issued.

Q:	What approvals are required for the Arrangement to be implemented?
A:
The completion of the Arrangement requires approval of the Greenbrook Arrangement Resolution by the Greenbrook Shareholders at the Greenbrook Meeting in accordance with the Interim Order (as defined below) and applicable law (the “Greenbrook Shareholder Approval”), the approval of the Neuronetics Share Issuance Proposal and the Neuronetics Charter Amendment Proposal by Neuronetics Stockholders at the Neuronetics Meeting in accordance with applicable law (the “Neuronetics Stockholder Approval”) and receipt of a final order from the Ontario Superior of Justice (Commercial List) (the “Court”) approving the Arrangement (the “Final Order”).

Q:	When will the Arrangement become effective?
A:
Subject to obtaining the approvals described above, as well as the satisfaction or waiver of all other conditions precedent set out in the Arrangement Agreement, it is anticipated that the Arrangement will be completed during the fourth quarter of 2024, and no later than December 10, 2024.

Q:	What will happen to Greenbrook if the Arrangement is completed?
A:
If the Arrangement is completed, Neuronetics will acquire all outstanding Greenbrook Shares and Greenbrook will become a wholly-owned subsidiary of Neuronetics. Upon closing of the Arrangement, Neuronetics intends to have the Greenbrook Shares deregistered under the U.S. Exchange Act, and to cause Greenbrook to submit an application to cease to be a reporting issuer under the securities legislation of each of the provinces and territories of Canada.

Q:	Are the Neuronetics Shares listed on a stock exchange?
A:
Neuronetics Shares are currently listed on Nasdaq under the symbol “STIM” and trade in U.S. dollars. Consequently, following the Effective Time, Greenbrook Shareholders are expected to be able to trade their Neuronetics Shares on Nasdaq in U.S. dollars. See “The Arrangement Agreement and Related Agreements —Covenants”.

Q:	What are the expected Canadian federal income tax consequences of the Arrangement?
A:
Greenbrook Shareholders who are residents of Canada for purposes of the Income Tax Act (Canada) (the “Tax Act”) should be aware that the exchange of Greenbrook Shares for Neuronetics Shares under the Arrangement will generally be a taxable transaction for Canadian federal income tax purposes. Greenbrook Shareholders who are non-residents of Canada for purposes of the Tax Act and that do not hold their Greenbrook Shares as “taxable Canadian property” will generally not be subject to tax under the Tax Act on the exchange of their Greenbrook Shares for Neuronetics Shares under the Arrangement.

For a summary of certain of the principal Canadian federal income tax consequences of the Arrangement applicable to Greenbrook Shareholders, see “Certain Canadian Federal Income Tax Considerations”. Such summary is not intended to be legal, business or tax advice. Greenbrook Shareholders should consult their own tax advisors as to the tax consequences of the Arrangement to them with respect to their particular circumstances.
Q:	What are the expected U.S. federal income tax consequences of the Arrangement?
A:
Greenbrook Shareholders who are U.S. Holders (as defined below under “Certain U.S. Federal Income Tax Considerations”) should generally recognize gain or loss as a result of the Arrangement for U.S. federal income tax purposes in an amount equal to the difference, if any, between the fair market value as of the Effective Date of the Neuronetics Shares received by such holders in the Arrangement and the adjusted tax basis of the Greenbrook Shares surrendered in the Arrangement.

Greenbrook Shareholders who are Non-U.S. Holders (as defined below under “Certain U.S. Federal Income Tax Considerations”) generally should not be subject to U.S. federal income tax on any gain.
For a summary of certain of the material United States federal income tax considerations for Greenbrook Shareholders relating to the Arrangement, see “Certain U.S. Federal Income Tax Considerations”. Such summary is not intended to be legal, business or tax advice. Greenbrook Shareholders should consult their own tax advisors as to the tax consequences of the Arrangement to them with respect to their particular circumstances.
Q:	What happens if the Arrangement is not completed?
A:
If the Arrangement is not completed for any reason, the Greenbrook Shareholders will not receive the Consideration Shares issuable under the Arrangement Agreement. Instead, Neuronetics and Greenbrook will remain separate public companies, and Greenbrook expects that the Greenbrook Shares will continue to be registered under the U.S. Exchange Act and quoted on an over-the-counter market and Greenbrook will remain a reporting issuer under securities legislation in each of the provinces and territories of Canada. In specified circumstances, either Greenbrook or Neuronetics may be required to pay to the other party a termination amount, as described below.

Q:	Does Greenbrook have to pay anything to Neuronetics if the Arrangement is not completed?
A:
In certain circumstances, depending on the reasons for the termination of the Arrangement Agreement, Greenbrook may have to pay Neuronetics a termination amount of $1,900,000. For a discussion of the circumstances under which a termination amount is payable by Greenbrook, see “The Arrangement Agreement and Related Agreements—Termination”.

Q:	Does Neuronetics have to pay anything to Greenbrook if the Arrangement is not completed?
A:
In certain circumstances, depending on the reasons for the termination of the Arrangement Agreement, Neuronetics may have to pay Greenbrook a termination amount of $1,900,000. For a discussion of the circumstances under which a termination amount is payable by Neuronetics, see “The Arrangement Agreement and Related Agreements—Termination”.

Q:	Are there risks I should consider in deciding whether to vote for the Arrangement?
A:
Yes. You should read and carefully consider the risk factors set forth in “Risk Factors—Risks Related to the Arrangement” and other information included in this Joint Proxy Statement/Circular. You also should read and carefully consider the risk factors of Neuronetics and Greenbrook contained in the documents that are incorporated by reference into this Joint Proxy Statement/Circular. See “Additional Information Concerning Greenbrook and Documents Incorporated by Reference by Greenbrook” and “Additional Information Concerning Neuronetics and Documents Incorporated by Reference by Neuronetics”.

Greenbrook Shareholder Questions and Answers
Q:	When and where is the Greenbrook Meeting?
A:
The Greenbrook Meeting will be held on [•], 2024 at [•] [a.m./p.m.] (Eastern time) and will be held in a virtual only format. Greenbrook Shareholders may participate by logging in online at www.virtualshareholdermeeting.com/GTMS2024SM, where they will be able to virtually attend the Greenbrook Meeting via live audio webcast. Online check-in will begin at [•] [a.m./p.m.] (Eastern time), and Greenbrook encourages you to allow ample time for the online check-in procedures. To participate in the Greenbrook Meeting, Greenbrook Shareholders will need their unique 16-digit control number included on their Greenbrook form of proxy or voting instruction form, as applicable (printed in the box and marked by the arrow) or the instructions that accompanied the proxy materials.

Q:	What am I voting on?
A:
You are being asked to consider and, if deemed advisable, to pass, with or without variation, the Greenbrook Arrangement Resolution, the full text of which is set forth in Appendix “C”, approving: (i) the Arrangement, pursuant to which Neuronetics will, among other things, acquire all of the issued and outstanding Greenbrook Shares, all as more particularly described in this Joint Proxy Statement/Circular, including in “The Arrangement Agreement and Related Agreements”; and (ii) the conversion of the outstanding amount owing under the Greenbrook Credit Agreement into fully paid and non-assessable Greenbrook Shares pursuant to the TL Conversion Agreement, all as more particularly described in this Joint Proxy Statement/Circular, including in “The Arrangement Agreement and Related Agreements—Term Loan Exchange Agreement”.

Q:	Does the Greenbrook Board support the Greenbrook Arrangement Resolution?
A:
Yes. The board of directors of Greenbrook (the “Greenbrook Board”) has unanimously determined that the Greenbrook Arrangement Resolution is in the best interests of Greenbrook and recommends that the Greenbrook Shareholders vote FOR the Greenbrook Arrangement Resolution.

In making its recommendation regarding the Greenbrook Arrangement Resolution, the Greenbrook Board considered a number of factors as described in this Joint Proxy Statement/Circular under “Description of the Arrangement — Recommendation of the Greenbrook Board” and “Description of the Arrangement — Reasons Considered by the Greenbrook Special Committee and the Greenbrook Board”.
Simultaneously with the execution of the Arrangement Agreement, members of the Greenbrook Board and executive officers of Greenbrook (solely in their respective capacities as Greenbrook Shareholders), and certain Greenbrook Shareholders who collectively beneficially owned or controlled approximately 48.7% of the voting power of the Greenbrook Shares outstanding as of August 11, 2024 (on a non-diluted basis and after taking into account the previously announced cancellation of 11,634,660 outstanding Greenbrook Shares that was completed on August 16, 2024) (the “Greenbrook Locked-Up Parties”), entered into certain voting and support agreements (the “Greenbrook Voting and Support Agreements”) pursuant to which the Greenbrook Locked-Up Parties agreed, among other things, to vote their Greenbrook Shares for the Greenbrook Arrangement Resolution and any other matter necessary for the consummation of the transactions contemplated by the Arrangement Agreement, and against any alternative proposal, subject to certain limited exceptions. See “General Information Concerning the Greenbrook Meeting and Voting— Greenbrook Voting and Support Agreements”.
The Greenbrook Arrangement Resolution is further described in this Joint Proxy Statement/Circular, including under “General Information Concerning the Greenbrook Meeting and Voting—Purpose of the Greenbrook Meeting”.

Q:	What approvals are required by Greenbrook Shareholders at the Greenbrook Meeting?
A:	The votes required to approve the Greenbrook Arrangement Resolution listed herein assumes the presence of a quorum at the Greenbrook Meeting:

No.	Proposal	Votes Necessary
1.	Greenbrook Arrangement Resolution
Approval requires (i) the affirmative vote of at least two-thirds (66 2/3%) of the votes cast on the Greenbrook Arrangement Resolution by Greenbrook Shareholders present at the virtual meeting or represented by proxy at the Greenbrook Meeting voting together as a single class (including the Greenbrook Shares held by Madryn and its affiliates) and (ii) a simple majority (more than 50%) of the votes cast on the Greenbrook Arrangement Resolution by the Greenbrook Shareholders present at the virtual meeting or represented by proxy at the Greenbrook Meeting, excluding, for the purpose of (ii), the votes attached to the 6,363,636 Greenbrook Shares held by Madryn and its affiliates, the 832,500 Greenbrook Shares held by Bill Leonard and the Greenbrook Shares held by any other Greenbrook Shareholders required to be excluded under Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”).

Abstentions and broker non-votes will not be treated as votes cast, and therefore will have no effect on the outcome of the vote.
Q:	How do I vote on the Greenbrook Arrangement Resolution?
A:
You should carefully read and consider the information contained in this Joint Proxy Statement/Circular. Registered holders of Greenbrook Shares (“Registered Greenbrook Shareholders”) should then vote by (1) visiting the internet site listed on the enclosed Greenbrook form of proxy, (2) calling the toll-free number listed on the enclosed Greenbrook form of proxy or (3) submitting the enclosed Greenbrook form of proxy by mail by using the provided self-addressed, pre-paid envelope. If you submit a proxy to vote your Greenbrook Shares via the internet or by telephone, you must do so no later than [•] [a.m./p.m.] (Eastern time) on [•], 2024. If you submit a proxy to vote your Greenbrook Shares by mail, your completed Greenbrook form of proxy must be received no later than [•] [a.m./p.m.] (Eastern time) on [•], 2024 (or if the Greenbrook Meeting is postponed or adjourned, at least 48 hours (excluding non-business days) prior to the date of the postponed or adjourned Greenbrook Meeting). See “General Information Concerning the Greenbrook Meeting and Voting—Voting Instructions—Registered Greenbrook Shareholders”.

If you hold your Greenbrook Shares with a broker, investment dealer or other intermediary (“Beneficial Greenbrook Shareholders”), please follow the instructions on the voting instruction form provided by such broker, investment dealer or other intermediary to ensure that your vote is counted at the Greenbrook Meeting. See “General Information Concerning the Greenbrook Meeting and Voting—Voting Instructions—Beneficial Greenbrook Shareholders”.
Q:	Should I send in my proxy now?
A:
Yes. To ensure your vote is counted, you should immediately complete and submit the enclosed Greenbrook form of proxy or voting instruction form. You are encouraged to vote well in advance of the proxy cut-off at [•] [a.m./p.m.] (Eastern time) on [•], 2024 (or if the Greenbrook Meeting is postponed or adjourned, at least 48 hours (excluding non-business days) prior to the date of the postponed or adjourned Greenbrook Meeting).

Q:	If my Greenbrook Shares are held by a broker, investment dealer or other intermediary, will they vote my Greenbrook Shares for me?
A:
A broker, investment dealer or other intermediary will vote the Greenbrook Shares held by you only if you provide instructions to such broker on how to vote or which election to make. If you fail to give proper instructions, those Greenbrook Shares will not be voted on your behalf. Greenbrook Shareholders should instruct their intermediaries to vote their Greenbrook Shares on their behalf by following the directions on the voting instruction form provided to them by their intermediaries. Unless your intermediary gives you its proxy to vote the Greenbrook Shares at the Greenbrook Meeting, you cannot vote those Greenbrook Shares owned by you at the Greenbrook Meeting. See “General Information Concerning the Greenbrook Meeting and Voting—Voting Instructions—Beneficial Greenbrook Shareholders”.
Q:	Can I revoke my vote after I have voted by proxy?
A:
Yes. A Greenbrook Shareholder executing the enclosed form of proxy has the right to revoke it by either attending the Greenbrook Meeting virtually and voting at the Greenbrook Meeting or providing a new proxy dated as at a later date, provided that the new proxy is received by Broadridge Investor Communications Corporation at Data Processing Centre (“Broadridge”), P.O. Box 3700 STN Industrial Park, Markham, Ontario, Canada, L3R 9Z9 before [•] [a.m./p.m.] (Eastern time) on [•], 2024 (or if the Greenbrook Meeting is postponed or adjourned, at least 48 hours (excluding non-business days) prior the date of the postponed or adjourned Greenbrook Meeting). A Registered Greenbrook Shareholder may also revoke any prior proxy without providing new voting instructions by clearly indicating in writing that such Registered Greenbrook Shareholder wants to revoke his, her or its proxy and delivering this written document to Broadridge at Data Processing Centre, P.O. Box 3700 STN Industrial Park, Markham, Ontario, Canada, L3R 9Z9 no later than [•] [a.m./p.m.] (Eastern time) on [•], 2024, or two business days immediately preceding any adjournment or postponement of the Greenbrook Meeting, or delivered in any other manner provided by law.

If you hold your Greenbrook Shares through a broker, investment dealer or other intermediary, the methods to revoke your proxy may be different and you should carefully follow the instructions provided to you by your intermediary. See “General Information Concerning the Greenbrook Meeting and Voting—Revocation of Proxies”.
Q:	Are Greenbrook Shareholders entitled to Dissent Rights?
A:
Yes. Under the Interim Order, registered Greenbrook Shareholders are entitled to Dissent Rights (as defined below), but only if they strictly comply with the requirements set forth in section 185 of the OBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement. If you wish to exercise Dissent Rights, you should review the requirements summarized in this Joint Proxy Statement/Circular carefully and consult with your legal advisor. See “Description of the Arrangement—Dissent Rights of Greenbrook Shareholders”, “General Information Concerning the Greenbrook Meeting and Voting—Greenbrook Dissenting Shareholders’ Rights”, and Appendix “H” of this Joint Proxy Statement/Circular.

Q:	Who can help answer my questions?
A:
If you have any questions about this Joint Proxy Statement/Circular or the matters described in this Joint Proxy Statement/Circular, please contact your professional advisor. Greenbrook Shareholders who would like additional copies, without charge, of this Joint Proxy Statement/Circular or have additional questions about the procedures for voting Greenbrook Shares or making an election, should contact their broker or in writing to Peter Willett, Chief Financial Officer at Greenbrook TMS Inc. at 890 Yonge Street, 7th Floor, Toronto, Ontario, Canada, M4W 3P4.

Neuronetics Stockholder Questions and Answers
Q:	When and where is the Neuronetics Meeting?
A:
The Neuronetics Meeting will be held on [•], 2024 at [•] [a.m./p.m.] (Eastern time) and will be held in a virtual format. Neuronetics Stockholders may participate by logging in online at www.virtualshareholdermeeting.com/STIM2024SM, where they will be able to virtually attend the Neuronetics Meeting via live audio webcast. Online check-in will begin at [•] [a.m./p.m.] (Eastern time), and Neuronetics encourages you to allow ample time for the online check-in procedures. To participate in the Neuronetics Meeting, Neuronetics Stockholders will need their unique 16-digit control number included on their Neuronetics proxy card (printed in the box and marked by the arrow) or the instructions that accompanied the proxy materials.

Q:	What am I voting on?
A.	You are being asked to consider and vote on the following proposals:
1.
to approve an amendment and restatement of the Neuronetics Ninth Amended and Restated Certificate of Incorporation, as amended, to increase Neuronetics’ authorized shares of common stock from 200,000,000 shares to 250,000,000 shares;

2.	to approve the issuance of Neuronetics Shares to Greenbrook Shareholders in accordance with the Arrangement Agreement;
3.	to approve an amendment to the Plan to increase the number of Neuronetics Shares reserved for issuance by up to 3,500,000 additional Neuronetics Shares; and
4.
subject to the provisions of the Arrangement Agreement, to approve the adjournment of the Neuronetics Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal.

The Neuronetics Charter Amendment Proposal, the Neuronetics Share Issuance Proposal, the Neuronetics Incentive Plan Proposal and the Neuronetics Adjournment Proposal are together referred to as the “Neuronetics Proposals”.
Please note that the approval by Neuronetics Stockholders of both the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal is required in order to complete the Arrangement. If the Neuronetics Charter Amendment Proposal is not approved, Neuronetics has sufficient Neuronetics Shares to close the Arrangement, and Greenbrook and Neuronetics could mutually agree to waive the condition precedent.
Q:	Does the Neuronetics Board support the Neuronetics Proposals?
A:
Yes. The board of directors of Neuronetics (the “Neuronetics Board”) has unanimously determined that the Neuronetics Proposals are in the best interests of Neuronetics and recommends that the Neuronetics Stockholders vote FOR each of the Neuronetics Proposals.

In making its recommendation regarding the Neuronetics Proposals, the Neuronetics Board considered a number of factors as described in this Joint Proxy Statement/Circular under “Description of the Arrangement—Recommendation of the Neuronetics Board”, and “Description of the Arrangement—Reasons Considered by the Neuronetics Board; Recommendation of the Neuronetics Share Issuance Proposal by the Neuronetics Board”.
Simultaneously with the execution of the Arrangement Agreement, members of the Neuronetics Board and executive officers of Neuronetics (solely in their respective capacities as Neuronetics Stockholders) who collectively beneficially owned or controlled approximately 9.6% of the voting power of Neuronetics’ outstanding capital stock as of August 11, 2024 (the “Neuronetics Locked-Up Parties”), entered into certain voting and support agreements (the “Neuronetics Voting and Support Agreements” and together with the Greenbrook Voting and Support Agreements, the “Voting and Support Agreements”) pursuant to which the Neuronetics Locked-Up Parties agreed, among other things, to vote their Neuronetics Shares for the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal and any other matter necessary for the consummation of the transactions contemplated by the Arrangement Agreement, and against any alternative proposal. See “General Information Concerning the Neuronetics Meeting and Voting —Neuronetics Voting and Support Agreements”.
The Neuronetics Proposals are further described in this Joint Proxy Statement/Circular, including under “General Information Concerning the Neuronetics Meeting and Voting — Purpose of the Neuronetics Meeting”.
Q:	What is the purpose of the Neuronetics Incentive Plan Proposal?
A:
The Neuronetics Board has unanimously determined that it is in the best interest of Neuronetics to increase the Neuronetics Shares available under the Plan to maintain a sufficient pool of Neuronetics Shares available for grant under the Plan in order to retain, incentivize and reward current Neuronetics and Greenbrook employees, consultants, officers and directors and attract new employees, officers and consultants and, where appropriate, new director candidates. Neuronetics currently has approximately 200 participants in the Plan and Greenbrook estimates that 140 new participants will be participating in the Plan following closing of the Arrangement. Alpine (as defined below) provided guidance on the increase in the number of Neuronetics Shares reserved for issuance under the Plan.
Q:	What approvals are required by Neuronetics Stockholders at the Neuronetics Meeting?
A:	Except for the Neuronetics Adjournment Proposal, the vote required to approve all of the Neuronetics Proposals listed herein assumes the presence of a quorum at the Neuronetics Meeting.

No.	Proposal	Votes Necessary
1.	Neuronetics Charter Amendment Proposal	Approval requires the affirmative vote of a majority of votes cast at the Neuronetics Meeting on the Neuronetics Charter Amendment Proposal.
2.	Neuronetics Share Issuance Proposal	Approval requires the affirmative vote of a majority of votes cast at the Neuronetics Meeting on the Neuronetics Share Issuance Proposal.
3.	Neuronetics Incentive Plan Proposal	Approval requires the affirmative vote of a majority of votes cast at the Neuronetics Meeting on the Neuronetics Incentive Plan Proposal.
4.	Neuronetics Adjournment Proposal
Approval requires the affirmative vote of the holders of a majority of the voting power of the Neuronetics Shares present or represented by proxy at the Neuronetics Meeting and entitled to vote on such proposal.

Only registered Neuronetics Stockholders are entitled to vote at the Neuronetics Meeting. Each registered Neuronetics Stockholder has one vote for each Neuronetics Share held at the close of business on the Neuronetics Record Date. As of the Neuronetics Record Date, there were [•] Neuronetics Shares outstanding.
Abstentions will count for the purpose of determining the presence of a quorum for the transaction of business at the Neuronetics Meeting.
An abstention, a broker non-vote or other failure to vote will have no effect on the outcome of the Neuronetics Charter Amendment Proposal, the Neuronetics Share Issuance Proposal, and the Neuronetics Incentive Plan Proposal, so long as a quorum is present.
An abstention will have the same effect as a vote against the Neuronetics Adjournment Proposal, while a broker non-vote or other failure to vote will have no effect on the outcome of the Neuronetics Adjournment Proposal.
Q:	Are Neuronetics Stockholders entitled to appraisal rights?
A:	No. Neuronetics Stockholders are not entitled to appraisal rights under the Delaware General Corporation Law (the “Delaware Law”).
Q:	How do I vote on the Neuronetics Proposals?
A:
If you are a Neuronetics Stockholder of record, you may vote during the Neuronetics Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that Neuronetics may elect to deliver at a later time. Whether or not you plan to attend the Neuronetics Meeting, Neuronetics urges you to vote by proxy to ensure that your vote is counted. You may still attend and vote during the Neuronetics Meeting even if you have already voted by proxy.

•
To vote during to the Neuronetics Meeting, go to www.virtualshareholdermeeting.com/STIM2024SM to complete an electronic proxy card. You will be asked to provide your unique 16-digit control number. Any previous votes or proxies that you submitted will be superseded by the vote that you cast at the Neuronetics Meeting.

•
To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided with the proxy card. If Neuronetics receives your signed proxy card by [•] [a.m./p.m.] (Eastern time) on [•], 2024, Neuronetics will vote your Neuronetics Shares as you direct.

•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide your unique 16-digit control number. Your telephone vote must be received by 11:59 p.m. (Eastern time) on [•], 2024 to be counted.

•
To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide your unique 16-digit control number. Your internet vote must be received by 11:59 p.m. (Eastern time) on [•], 2024 to be counted.

If you are a beneficial owner of Neuronetics Shares registered in the name of your broker, bank or other agent, you should have received a notice containing voting instructions from that organization rather than from Neuronetics. Simply follow the voting instructions in that notice to ensure that your vote is counted. To vote during the Neuronetics Meeting, you must follow the instructions from your broker, bank or other agent.
Internet proxy voting may be provided to allow you to vote your Neuronetics Shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your computing device and internet access, such as the cost of such device and the software thereon and usage charges from internet access providers and telephone companies.
Q:	What happens if Neuronetics Stockholders approve the Neuronetics Share Issuance Proposal, but do not approve one or more of the other Neuronetics Proposals?
A:
The approval of the Neuronetics Charter Amendment Proposal by the Neuronetics Stockholders is a condition precedent to complete the Arrangement. If the Neuronetics Charter Amendment Proposal is not approved, Neuronetics has sufficient Neuronetics Shares to close the Arrangement, and Greenbrook and Neuronetics could mutually agree to waive the condition precedent. If the Neuronetics Incentive Plan Proposal or the Neuronetics Adjournment Proposal is not approved but the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal are approved, Neuronetics would be required to complete the Arrangement if all other conditions precedent have been satisfied.

Q:	If my Neuronetics Shares are held by a broker, will they vote my Neuronetics Shares for me?
A:
A broker will vote the Neuronetics Shares held by you only if you provide instructions to such broker on how to vote or which election to make. If you fail to give proper instructions, those Neuronetics Shares will not be voted on your behalf. Neuronetics Stockholders should instruct their brokers to vote their Neuronetics Shares on their behalf by following the directions on the voting instruction form provided to them by their intermediaries. Unless your intermediary gives you its proxy to vote the Neuronetics Shares at the Neuronetics Meeting, you cannot vote those Neuronetics Shares owned by you at the Neuronetics Meeting. See “General Information Concerning the Neuronetics Meeting and Voting—Neuronetics Beneficial Stockholders”.

Q:	Can I revoke my vote after I have voted by proxy?
A:
Yes. A registered Neuronetics Stockholder who has submitted a proxy may revoke it at any time prior to it being exercised. If the Neuronetics Stockholder is a registered holder, the Neuronetics Stockholder can do this in one of four ways: First, a Neuronetics Stockholder may submit another timely and properly completed proxy card with a later date. Second, a Neuronetics Stockholder may grant a subsequent timely proxy by telephone or through the internet. Third, a Neuronetics Stockholder may send a timely written notice that such Neuronetics Stockholder is revoking the proxy to Neuronetics, Inc., 3222 Phoenixville Pike, Malvern, Pennsylvania 19355, Attention: Corporate Secretary. Fourth, a Neuronetics Stockholder may attend and vote during the Neuronetics Meeting. Simply attending the Neuronetics Meeting will not, by itself, revoke a proxy. See “General Information Concerning the Neuronetics Meeting and Voting—Participation at the Neuronetics Meeting”.

If you have instructed a broker to vote your Neuronetics Shares and wish to change your vote, you must follow the directions received from your broker to change those instructions. See “General Information Concerning the Neuronetics Meeting and Voting—Revocation of Proxies”.
Q:	Who can help answer my questions?
A:
If you have any questions about this Joint Proxy Statement/Circular or the matters described in this Joint Proxy Statement/Circular, please contact your professional advisor. Neuronetics Stockholders who would like additional copies, without charge, of this Joint Proxy Statement/Circular or have additional questions about the procedures for voting Neuronetics Shares or making an election, should contact their broker or Neuronetics at Neuronetics, Inc., 3222 Phoenixville Pike, Malvern, Pennsylvania 19355, Attention: Corporate Secretary.

SUMMARY
This summary highlights the key aspects of the matters to be considered at the Greenbrook Meeting and the Neuronetics Meeting, but it does not contain all of the information that is important to you. You should carefully read this entire document and the other documents Neuronetics and Greenbrook refer you to for a more complete understanding of the matters being considered at the meetings. This summary is qualified in its entirety by the more detailed information appearing elsewhere in this Joint Proxy Statement/Circular, including the Appendices (which are incorporated into and form part of this Joint Proxy Statement/Circular).
The Companies
Greenbrook
Greenbrook TMS Inc. is a leading provider of transcranial magnetic stimulation (“TMS”) therapy in the United States for the treatment of Major Depressive Disorder (“MDD”) and other mental health disorders. Greenbrook has provided more than 1.61 million treatments to over 49,000 patients struggling with depression. Greenbrook has identified certain key opportunities, including, among others, the safety and efficacy of TMS as a treatment option for patients suffering from MDD and obsessive-compulsive disorder, the growing acceptance, but under-adoption, of TMS, and the poor alignment of TMS treatment with traditional practices of psychiatry which created an opportunity for a new, differentiate service channel, as drivers for Greenbrook’s business. After opening the first Treatment Center (as defined below) in 2011 in Tysons Corner in Northern Virginia, Greenbrook has grown to control and operate a network of outpatient mental health service centers that specialize in treatment across the United States. Greenbrook offers Treatment Centers in convenient locations to provide easy access to patients and clinicians. Greenbrook owns and operates approximately 118 Treatment Centers in the Commonwealths of Massachusetts, Pennsylvania and Virginia and the States of Alaska, California, Connecticut, Florida, Illinois, Maryland, Michigan, Missouri, Nevada, North Carolina, Ohio, Oregon, South Carolina and Texas.
Beginning in 2021, Greenbrook commenced its roll-out of Spravato® (esketamine nasal spray) therapy to treat treatment-resistant depression in adults and depressive symptoms in adults with MDD with acute suicidal ideation or behavior. In late 2023, Greenbrook commenced the facilitation of medication management at select Treatment Centers across Greenbrook’s footprint. Greenbrook has also entered into a research collaboration agreement with Compass Pathways plc to explore delivery models for investigational COMP360 psilocybin treatment.
Greenbrook TMS Inc. was incorporated on February 9, 2018, in Ontario, Canada. On February 26, 2024, the Greenbrook Shares were suspended from trading on Nasdaq. Since February 26, 2024, the Greenbrook Shares have been quoted on the OTCQB Market under the symbol “GBNHF”. On April 1, 2024, Greenbrook filed a Form 25 with the SEC to complete the delisting of the Greenbrook Shares from Nasdaq, with such delisting becoming effective on April 11, 2024. Greenbrook’s deregistration under Section 12(b) of the U.S. Exchange Act became effective 90 days after the filing of the Form 25.
For additional information about Greenbrook, see “Information Concerning Greenbrook”.
Neuronetics
As a global leader in neuroscience, Neuronetics is redefining patient and physician expectations with its NeuroStar Advanced Therapy for Mental Health. NeuroStar is a non-drug, noninvasive treatment that can improve the quality of life for people suffering from neurohealth conditions when traditional medication has not helped. NeuroStar is indicated for the treatment of depressive episodes and for decreasing anxiety symptoms for those who may exhibit comorbid anxiety symptoms in adult patients suffering from MDD and who failed to achieve satisfactory improvement from previous antidepressant medication treatment in the current episode. It is also cleared by the U.S. Food and Drug Administration (“FDA”) as an adjunct for adults with obsessive-compulsive disorder and for adolescent patients aged 15-21 with MDD. Neuronetics is committed to transforming lives by offering an exceptional treatment that produces extraordinary results. For safety and prescribing information, visit www.neurostar.com. NeuroStar Advanced Therapy System is safe, clinically effective, reproducible and precise and Neuronetics believes is supported by the largest clinical data set of any competing TMS system.
Neuronetics was originally formed as NeuroNetics, LLC, a limited liability company formed under the jurisdiction of the State of Delaware on July 3, 2001. NeuroNetics, LLC filed a Certificate of Conversion and the original Certificate of Incorporation with the State of Delaware on April 2, 2003. Neuronetics’ common stock has been publicly traded on Nasdaq under the symbol “STIM” since June 28, 2018.
For additional information about Neuronetics, see “Information Concerning Neuronetics”.
Background to the Arrangement
The Arrangement Agreement is the result of extensive arm’s length negotiations between Greenbrook, its legal and financial advisors and the Greenbrook Special Committee (as defined below), on the one hand, and Neuronetics and its legal and financial advisors, on the other hand. See “Description of the Arrangement— Background to the Arrangement” for a summary of the main events that led to the execution of the Arrangement Agreement, including certain meetings, negotiations, discussions and actions of the parties that preceded the execution of the Arrangement Agreement and the public announcement of the Arrangement.
Reasons Considered by the Greenbrook Special Committee and the Greenbrook Board
With the assistance of its financial and legal advisors, the Greenbrook Special Committee carefully considered a number of substantive and procedural factors relating to the Arrangement, including, among other things, the following:
•
A.G.P. Fairness Opinion. A.G.P. delivered an opinion to the Greenbrook Special Committee that, as of August 11, 2024 and based upon and subject to the assumptions, limitations and qualifications set forth therein the consideration to be received by Greenbrook Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Greenbrook Shareholders. The Greenbrook Special Committee also considered the compensation arrangements of A.G.P., in particular that A.G.P. was engaged to provide the A.G.P. Fairness Opinion on a fixed fee basis that was not contingent on the conclusions reached therein or the completion of the Arrangement.

•	Broad Sale Process and Compelling Value Relative to Limited Alternatives for Sale to Third Parties.
○
Greenbrook explored multiple various alternatives to address its current financial situation, including a going-private transaction, a recapitalization, a strategic investment into the company, a sale of certain assets or a sale or merger of Greenbrook. In particular, Greenbrook conducted a broad auction process prior to its determination to engage with Neuronetics, which process involved contacting more than 35 potential strategic partners, including strategic and financial buyers and drug developers, with respect to their potential interest in acquiring Greenbrook, entering into non-disclosure and confidentiality agreements with 12 potential strategic partners, granting access to such potential strategic partners to a virtual data room containing certain diligence materials of Greenbrook and attracting expressions of interest from, and carrying on initial discussions regarding a potential transaction with, three third parties (including Neuronetics). At the conclusion of such process, and in light of the anticipated benefits of the Arrangement and the likely consequences of a failure to pursue the Arrangement, the Greenbrook Special Committee and the Greenbrook Board concluded that it was prudent to proceed with negotiating the terms of the Arrangement Agreement with Neuronetics and to pursue the Arrangement as the Arrangement represents the best going concern solution available to Greenbrook in the circumstances.

○
Since the public announcement of the Arrangement on August 11, 2024, the Greenbrook Special Committee has not received any expressions of interest or proposals from third parties with respect to an alternative transaction. Even if such a proposal were to be made, such an acquisition could not be effected without the support of Madryn and its affiliates. Given that the Madryn Parties have entered into Voting and Support Agreements, such proposal would need to constitute a “Greenbrook Enhanced Superior Proposal” (as defined in the Madryn Voting and Support Agreements) in order for the Madryn Parties to be able to support such alternative transaction.

○
The Madryn Parties, the lenders under the Greenbrook Credit Agreement and the holders of a significant portion of the outstanding subordinated convertible promissory notes that are convertible into Greenbrook Shares issued pursuant to the Convertible Note Agreement (as defined below) (the “Convertible Notes”), are supportive of the Arrangement. Pursuant to the TL Conversion Agreement, the Madryn Parties have agreed to convert the outstanding amounts under the Greenbrook Credit Agreement and the Convertible Notes into Greenbrook Shares prior to closing of the Arrangement.
•
Business Issues and Trends. In considering the status quo as an alternative to pursuing the Arrangement, the Greenbrook Special Committee assessed Greenbrook’s current strategic direction and business plan in light of the challenging set of circumstances that Greenbrook has been faced with over the past several years, the challenges faced by Greenbrook to meet expected cash requirements of Greenbrook, including to service and repay existing debt, the current and anticipated future opportunities, challenges and risks associated with such plan, including Greenbrook’s expected future financial and liquidity requirements, the investments required to achieve such plan, the risks associated with the healthcare industry generally, the competitive landscape of the industry in which Greenbrook operates, as well as the other risks and uncertainties set forth in Greenbrook’s most recent Annual Report on Form 10-K and the potential impact of such factors on the future trading price of the Greenbrook Shares, and ultimately concluded that the Arrangement is an attractive proposition and fair outcome for Greenbrook Shareholders (other than Madryn) relative to the status quo.

•
Arm’s Length Negotiations. The terms of the Arrangement and the Arrangement Agreement are the result of a negotiation process that was undertaken at arm’s length between the Greenbrook Special Committee, with the assistance of and advice from its financial and legal advisors, on the one hand, and Neuronetics and its advisors, on the other hand. The Greenbrook Special Committee has broad authority to negotiate the terms of the Arrangement with Neuronetics, including to accept or reject any proposals made by Neuronetics or any other transaction and to identify, evaluate, negotiate and make recommendations to the Greenbrook Board regarding any alternative transaction. The Greenbrook Special Committee regularly held meetings to consider and review the terms of the Initial 2024 Neuronetics Offer, the results of subsequent negotiations with Neuronetics and the Arrangement. The members of the Greenbrook Special Committee were adequately compensated for their services and their compensation was not contingent on recommending the Arrangement to the Greenbrook Board for approval or taking the other actions described herein. The Greenbrook Special Committee is comprised solely of independent directors who are unrelated to Madryn and management of Greenbrook, and was advised by experienced, qualified and independent financial and legal advisors.

•
Arrangement Agreement Terms. The terms and conditions of the Arrangement Agreement are, in the judgment of the Greenbrook Special Committee, following consultations with its and Greenbrook’s legal advisors, reasonable and were the result of extensive negotiations. In particular:

○	Limited Conditions to Closing. Completion of the Arrangement is subject to a limited number of conditions which the Greenbrook Special Committee believes are reasonable in the circumstances.
○
Ability to Change Recommendation. The Arrangement Agreement permits the Greenbrook Board to, in certain circumstances, change its recommendation that Greenbrook Shareholders vote for the Greenbrook Arrangement Resolution where, among other things, the Greenbrook Board has received a Greenbrook Acquisition Proposal (as defined in the Arrangement Agreement) and has determined that the Greenbrook Acquisition Proposal constitutes a Greenbrook Superior Proposal (as defined in the Arrangement Agreement). Even if such a Greenbrook Acquisition Proposal were to be made and the Greenbrook Board were to determine that it constituted a Greenbrook Superior Proposal, such an acquisition could not be effected without the support of Madryn and its affiliates. Given that the Madryn Parties have entered into the Madryn Voting and Support Agreements, such proposal would need to constitute a “Greenbrook Enhanced Superior Proposal” (as defined in the Madryn Voting and Support Agreements) in order for the Madryn Parties to be able to support such alternative transaction.

○
Neuronetics Termination Fee. If the Arrangement Agreement is terminated in certain circumstances, Neuronetics has agreed to pay a termination fee of $1,900,000 to Greenbrook, which would help defray Greenbrook’s expenses incurred in connection with the Arrangement.

•	Shareholder and Court Approvals Required.
○
The Arrangement will become effective only if it is approved by: (i) at least two-thirds (66 2/3%) of the votes cast by Greenbrook Shareholders present or represented by proxy and entitled to vote at the Greenbrook Meeting (including the Greenbrook Shares held by Madryn and its affiliates); and (ii) a simple majority (more than 50%) of the votes cast by Greenbrook Shareholders present or represented by proxy and entitled to vote at the Greenbrook Meeting, excluding, for the purpose of (ii), the votes attached to the 6,363,636 Greenbrook Shares held by Madryn and its affiliates, the 832,500 Greenbrook Shares held by Bill Leonard and the Greenbrook Shares held by any other Greenbrook Shareholders required to be excluded under MI 61-101.

○
Completion of the Arrangement is subject to the approval of the Court, after considering the procedural and substantive fairness of the Arrangement at a hearing at which Greenbrook Shareholders and others are entitled to be heard.

•
Continuing Interest in Neuronetics. Following the Arrangement, Greenbrook will no longer exist as a public company and the Greenbrook Shares will be delisted from the OTCQB Market. However, Greenbrook Shareholders will have the opportunity to participate in the potential benefits of a continued investment in Greenbrook, including any future increase in value that might result from future growth and the potential achievement of Greenbrook’s long-term strategic plans, through their holding of Neuronetics Shares, which are listed on Nasdaq, following closing of the Arrangement.

•
Dissent Rights. Registered Greenbrook Shareholders who do not vote their Greenbrook Shares for the Arrangement are entitled to exercise right of dissent with respect to the Arrangement and receive “fair value” for their Greenbrook Shares as determined by the Court.

•
Voting and Support Agreements. MHP II, MHP II – Cayman, MSO, Greybrook Health Inc. (“Greybrook Health”), 1315 Capital II, LP (“1315 Capital”) and each of the members of the Greenbrook Board and the executive officers of Greenbrook, who hold in the aggregate 16,536,208 Greenbrook Shares (representing approximately 48.7% of issued and outstanding Greenbrook Shares (on a non-diluted basis and after taking into account the previously announced cancellation of 11,634,660 outstanding Greenbrook Shares that was completed on August 16, 2024)), have entered into Greenbrook Voting and Support Agreements with Neuronetics pursuant to which, and subject to the terms thereof, such Greenbrook Shareholders have agreed to vote their Greenbrook Shares for the Greenbrook Arrangement Resolution.

•
Other Stakeholders. The Greenbrook Special Committee considered the impact of the Arrangement on all of Greenbrook’s stakeholders, including the Greenbrook Shareholders (other than Madryn), the holders of the Convertible Notes (other than Madryn), employees, suppliers, vendors, customers and the communities in which Greenbrook operates. In the view of the Greenbrook Special Committee, the terms of the Arrangement Agreement treat such stakeholders equitably and fairly.

In making its recommendation with respect to the Arrangement, the Greenbrook Special Committee also considered a number of potential risks and potential negative factors, which the Greenbrook Special Committee concluded were outweighed by the positive substantive and procedural factors described above, including, among others, the following:
•
Risks to the Business of Non-Completion. There are risks to Greenbrook if the Arrangement is not completed despite the parties’ efforts or completion of the Arrangement is unduly delayed, even if the Greenbrook Arrangement Resolution is not approved, including the potential for suits, actions or proceedings in respect of the Arrangement Agreement or the Arrangement, the potential resulting negative impact on Greenbrook’s business, vendor and customer relationships, the potential loss of value to the Greenbrook Shareholders (other than Madryn) and the possible reduction of the trading price of the Greenbrook Shares.

•
Transaction Costs and Expenses. Greenbrook has incurred and will continue to incur significant transaction costs and expenses in connection with the Arrangement, regardless of whether the Arrangement is completed.

•
Diversion of Management’s Attention. There are risks that management’s attention and other resources will be diverted from the operation of Greenbrook’s business, including other strategic opportunities and operational matters, while working towards the completion of the Arrangement.

•
Pendency of the Arrangement. The pendency of the Arrangement may have a negative impact on Greenbrook’s business, including its relationship with its employees, customers, suppliers and local communities in which Greenbrook operates.

•
Termination of the Arrangement Agreement. Neuronetics has the right to terminate the Arrangement Agreement in certain circumstances, including if holders of more than 10% of the Greenbrook Shares that are issued and outstanding as at the deadline for the exercise of dissent rights specified in the Plan of Arrangement exercise dissent rights.

•
Greenbrook Termination Fee. The Greenbrook Termination Fee (as defined in the Arrangement Agreement) is payable by Greenbrook to Neuronetics if the Arrangement is not completed and the Arrangement Agreement is terminated in certain circumstances.

•
Non-Solicitation Obligations. The terms of the Madryn Voting and Support Agreements, Greenbrook’s non-solicitation obligations under the Arrangement Agreement and the Greenbrook Termination Fee payable by Greenbrook to Neuronetics in certain circumstances under the Arrangement Agreement may discourage other parties from making a superior proposal. The Greenbrook Special Committee was advised, and understood, that such restrictions would further limit the possibility that a superior proposal will emerge. However, given that a broad auction process had been conducted prior to Greenbrook determining to engage with Neuronetics and that Madryn and the Madryn Parties are supportive of the Arrangement, these restrictions are not considered significant in the circumstances.

•
Restrictions on Operations. The Arrangement Agreement imposes various restrictions on the conduct of Greenbrook’s business during the period between the entering into of the Arrangement Agreement and the consummation of the Arrangement that could delay or prevent Greenbrook from undertaking business opportunities that may arise pending completion of the Arrangement.

•
Interests of Certain Persons. Certain of the directors and executive officers of Greenbrook may have interests in the Arrangement that are different from, or in addition to, those of the Greenbrook Shareholders (other than Madryn), including the right to receive collateral benefits (as such term is defined under MI 61-101) that differ from, or are in addition to, the Consideration Shares to be received by the Greenbrook Shareholders under the Arrangement. See “Description of the Arrangement —Interests of Greenbrook’s Directors and Management in the Arrangement”.

•
Taxable Transaction. The Arrangement will generally be a taxable transaction and, as a result, the Greenbrook Shareholders who are residents of Canada for purposes of the Tax Act will generally be required to pay taxes on any taxable gains that result from their receipt of the Consideration Shares pursuant to the Arrangement.

See “Description of the Arrangement — Reasons Considered by the Greenbrook Special Committee and the Greenbrook Board”.
Reasons Considered by the Neuronetics Board; Recommendation of the Share Issuance Proposal by the Neuronetics Board
In reaching its decision to unanimously approve the Arrangement Agreement and the transactions contemplated thereby, including the issuance of Neuronetics Shares to Greenbrook Shareholders in connection with the Arrangement, the Neuronetics Board considered the following factors, all of which they viewed as supporting its decisions to approve the Arrangement Agreement and the transactions contemplated thereby:
Strategic Factors. The Neuronetics Board evaluated the following key strategic factors supporting its approval of and entry into the Arrangement Agreement:
•	that the Arrangement may strengthen Neuronetics’ balance sheet, improve financial flexibility, provide significant growth funding and an accelerated path to cash flow breakeven and profitability;
•
that the Arrangement may expand Neuronetics’ revenue base across a broader portfolio of mental health-related products and services (e.g., esketamine nasal spray therapy) facilitating greater resiliency to market dynamics;

•	that the Arrangement may allow Neuronetics to better operationalize Greenbrook Treatment Centers by more rapidly growing treatment session utilization and improving in-store profitability;
•	that the Arrangement may provide the opportunity to enhance its service offerings to Neuronetics’ current customers;
•	that the Arrangement may allow for greater and more consistent nationwide category and brand awareness for NeuroStar® TMS therapy;
•	that the Neuronetics Board believes that the Arrangement would be accretive to the current trading price of the Neuronetics Shares;
•	that the Arrangement may diversify the Neuronetics stockholder base and enhance trading liquidity; and
•	that the Arrangement would be more favorable compared to the alternative transactions and business opportunities that may have been available to Neuronetics given market conditions.
Other Factors Considered by the Neuronetics Board. In addition to considering the strategic factors described above, the Neuronetics Board considered the following additional factors, all of which it viewed as supporting its decision to approve the Arrangement:
•
its knowledge of Neuronetics’ business, operations, financial condition, earnings and prospects on a standalone basis and of Greenbrook’s business, operations, financial condition, earnings and prospects, taking into account the results of Neuronetics’ due diligence review of Greenbrook;

•
the opinion of Canaccord Genuity LLC (“Canaccord Genuity”) dated August 11, 2024, as to the fairness, from a financial point of view, to Neuronetics of the Consideration, subject to certain assumptions, factors and qualifications set forth therein;

•
the terms and conditions of the Arrangement Agreement, including the completion of the Arrangement, are subject to a limited number of customary conditions the Neuronetics Board consider to be reasonable in the circumstances and the Arrangement is not subject to antitrust or foreign investment approval conditions;

•	the terms and conditions of the Arrangement Agreement are the result of a rigorous arm’s length negotiation process;
•	the terms and conditions of the Greenbrook Voting and Support Agreements; and
•	the reasonableness of the potential termination amount of $1,900,000, which could become payable by Greenbrook if the Arrangement Agreement is terminated in certain circumstances.
The Neuronetics Board weighed the advantages and opportunities listed above against a number of other factors identified in its deliberations as weighing negatively against the Arrangement, including:
•	the risk that the transaction and integration costs may be greater than anticipated;
•
the cost of the transaction, including dilution to Neuronetics Stockholders, as compared to other alternative transactions and business opportunities that may have been available to Neuronetics (including a financing);

•	the cost, including the time spent by Neuronetics’ management, associated with a decision to pursue a strategic transaction, as well as the potential ongoing liabilities of Greenbrook;
•
the impact that the announced transaction could have on Neuronetics’ stock price and on Neuronetics’ ability to raise additional capital or engage in certain business development discussions during the pre-closing period;

•
the potential termination amount of $1,900,000, which could become payable by Neuronetics if the Arrangement Agreement is terminated in certain circumstances, including the failure to obtain the stockholder vote to approve the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal following a Neuronetics Change in Recommendation (as defined below);

•	the risk that the transaction might not be consummated in a timely manner or at all and its likely detrimental effect on Neuronetics’ cash position and stock price;

•	the risk that strategic benefits, operating synergies, cashflow projections and other anticipated benefits might not be realized or may take longer than expected to achieve;
•	the fact that either party has the ability to terminate the Arrangement Agreement under certain circumstances in connection with a superior proposal;
•
the restrictions imposed pursuant to the Arrangement Agreement on the conduct of Neuronetics’ business and operations during the period between the execution of the Arrangement Agreement and the consummation of the Arrangement or the termination of the Arrangement Agreement;

•	the possibility of disruptive stockholder litigation following announcement of the Arrangement; and
•
various other risks associated with Greenbrook and the Arrangement, including the risks described in “Risk Factors”, and the matters described under “Information Concerning Forward-Looking Statements”.

After considering these factors and through discussions with Neuronetics’ management and outside legal and financial advisors, the Neuronetics Board concluded that the potential benefits of entering into the Arrangement Agreement outweighed the uncertainties and risks. In view of the factors considered in connection with its evaluation of the Arrangement and the complexity of these matters, the Neuronetics Board did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the Arrangement and the Arrangement Agreement and to make its recommendation to Neuronetics Stockholders. In addition, individual members of the Neuronetics Board may have given differing weights to different factors and applied his or her own personal business judgment to the process. The Neuronetics Board unanimously determined that the Arrangement, the negotiation of and entry into the Arrangement Agreement and the other transactions and matters contemplated in the Arrangement Agreement or in connection therewith, including the issuance of Neuronetics Shares to Greenbrook Shareholders in connection with the Arrangement, were in the best interests of, and were advisable to, Neuronetics and the Neuronetics Stockholders and approved the Arrangement Agreement and the transactions contemplated by the Arrangement Agreement.
See “Description of the Arrangement — Reasons Considered by Neuronetics Board; Recommendation of the Share Issuance Proposal by the Neuronetics Board”.
Recommendations of the Boards of Directors
Greenbrook Board Recommendation
After consultation with its financial and legal advisors and the recommendation of the Greenbrook Special Committee, the Greenbrook Board has unanimously determined that the Arrangement is in the best interests of Greenbrook and Greenbrook Shareholders and that the consideration to be received by the Greenbrook Shareholders pursuant to the Arrangement is fair to such holders. In addition, A.G.P. (as defined below), Greenbrook’s independent financial advisor, has rendered an opinion that as of the date of the A.G.P. Fairness Opinion, based upon and subject to the assumptions, limitations and qualifications set forth therein, the consideration to be received by Greenbrook Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Greenbrook Shareholders. See “Description of the Arrangement—Fairness Opinion of A.G.P./Alliance Global Partners”.
Accordingly, the Greenbrook Board unanimously recommends that Greenbrook Shareholders vote FOR the Greenbrook Arrangement Resolution.
Neuronetics Board Recommendation
On August 11, 2024, after careful consideration and consultation with its financial and legal advisors, the Neuronetics Board unanimously determined that the Arrangement, the negotiation of and entry into the Arrangement Agreement and the other transactions and matters contemplated in the Arrangement Agreement or in connection therewith are in the best interests of, and are advisable to, Neuronetics and the Neuronetics Stockholders.

Accordingly, the Neuronetics Board unanimously recommends that Neuronetics Stockholders vote FOR each of the Neuronetics Proposals.
See “Description of the Arrangement — Recommendation of the Greenbrook Board” and “Description of the Arrangement — Recommendation of the Neuronetics Board”.
Fairness Opinion of A.G.P./Alliance Global Partners
Greenbrook retained A.G.P./Alliance Global Partners (“A.G.P.”) to render a fairness opinion (the “A.G.P. Fairness Opinion”) to the Greenbrook Board as to the fairness, from a financial point of view, to Greenbrook Shareholders of the Consideration Shares. On August 11, 2024, A.G.P. delivered an oral opinion, subsequently confirmed in writing, to the Greenbrook Special Committee and the Greenbrook Board to the effect that as at the date thereof, based upon and subject to the assumptions, limitations and qualifications set forth in the A.G.P. Fairness Opinion, that, as of August 11, 2024, the consideration to be received by Greenbrook Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Greenbrook Shareholders. The A.G.P. Fairness Opinion is not a recommendation as to how any Greenbrook Shareholder should vote or act on any matter relating to the Arrangement. The A.G.P. Fairness Opinion is being included in this Joint Proxy Statement/Circular by Greenbrook as part of the disclosure to Greenbrook Shareholders as it was one of the factors considered by the Greenbrook Board and the Greenbrook Special Committee in their evaluation of the Arrangement and is not being included by Neuronetics for the benefit of Neuronetics Stockholders. See “Description of the Arrangement—Fairness Opinion of A.G.P./Alliance Global Partners”.
The full text of the A.G.P. Fairness Opinion, setting out the scope of review, assumptions made, matters considered and limitations and qualifications on the review undertaken in connection with the A.G.P. Fairness Opinion is attached as Appendix “F-1-1” to this Joint Proxy Statement/Circular. This summary of the A.G.P. Fairness Opinion is qualified in its entirety by reference to the full text of the A.G.P. Fairness Opinion. Greenbrook Shareholders are urged to read the A.G.P. Fairness Opinion in its entirety for the assumptions made, procedures followed, and other matters considered and limitations of the review by A.G.P.
Opinion of Canaccord Genuity
Neuronetics engaged Canaccord Genuity to provide financial advisory services and to assist the Neuronetics Board in the consideration and evaluation of a potential strategic transaction with Greenbrook. At a meeting of the Neuronetics Board held on August 11, 2024 to evaluate the Arrangement Agreement, Canaccord Genuity delivered to the Neuronetics Board an oral opinion, which opinion was confirmed by delivery of a written opinion dated August 11, 2024 (the “Canaccord Genuity Fairness Opinion”), to the effect that, as of that date and based upon and subject to certain assumptions, factors and qualifications set forth in the written opinion, the Consideration was fair, from a financial point of view, to Neuronetics. For purposes of the Canaccord Genuity Fairness Opinion, the term “Consideration” refers to a fraction of a Neuronetics Share equal to the Exchange Ratio (as defined below in “Description of the Arrangement—Opinion of Canaccord Genuity”). Canaccord Genuity did not express any view on, and the Canaccord Genuity Fairness Opinion did not address, any other term or aspect of any other agreements or arrangements contemplated by the Arrangement Agreement or the Plan of Arrangement or entered into or amended in connection with the transactions contemplated thereby.
The full text of the Canaccord Genuity Fairness Opinion is attached to this Joint Proxy Statement/Circular as Appendix “F-2” and is incorporated into this Joint Proxy Statement/Circular by reference. The description of the Canaccord Genuity Fairness Opinion set forth in this Joint Proxy Statement/Circular is qualified in its entirety by reference to the full text of such opinion. Neuronetics Stockholders are encouraged to read the Canaccord Genuity Fairness Opinion carefully and in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Canaccord Genuity in connection with the Canaccord Genuity Fairness Opinion. The Canaccord Genuity Fairness Opinion was addressed to the Neuronetics Board, was only one of many factors considered by the Neuronetics Board in its evaluation of the Arrangement and only addresses the fairness, from a financial point of view and as of the date of the Canaccord Genuity Fairness Opinion, of the Consideration to Neuronetics. The Canaccord Genuity Fairness Opinion does not address the relative merits of the Arrangement as compared to other business strategies or transactions that might be available to Neuronetics, nor does it address the underlying business decision of Neuronetics to proceed with the transactions contemplated by the Arrangement Agreement. The

Canaccord Genuity Fairness Opinion was directed to and for the information of the Neuronetics Board only (in its capacity as such) in connection with its evaluation of the transactions contemplated by the Arrangement Agreement and does not constitute advice or a recommendation to the Neuronetics Board, any Neuronetics Stockholder or any other person as to how the Neuronetics Board, such Neuronetics Stockholder or such other person should vote with respect to the transactions contemplated by the Arrangement Agreement or otherwise act on any other matter with respect to the Arrangement Agreement. The Canaccord Genuity Fairness Opinion is being included in this Joint Proxy Statement/Circular by Neuronetics as part of the disclosure to Neuronetics Stockholders as it was one of the factors considered by the Neuronetics Board in its evaluation of the Arrangement and is not being included by Greenbrook for the benefit of Greenbrook Shareholders. See “Description of the Arrangement—Opinion of Canaccord Genuity”.
The full text of the Canaccord Genuity Fairness Opinion, setting out the scope of review, assumptions made, matters considered and limitations and qualifications on the review undertaken in connection with the Canaccord Genuity Fairness Opinion is attached as Appendix “F-2-1” to this Joint Proxy Statement/Circular. This summary of the Canaccord Genuity Fairness Opinion is qualified in its entirety by reference to the full text of the Canaccord Genuity Fairness Opinion. Neuronetics Stockholders are urged to read the Canaccord Genuity Fairness Opinion in its entirety for the assumptions made, procedures followed, and other matters considered and limits of the review by Canaccord Genuity.
Interests of Greenbrook’s Directors and Management in the Arrangement
In considering the recommendation of the Greenbrook Special Committee and the Greenbrook Board with respect to the Arrangement, Greenbrook Shareholders should be aware that certain directors and executive officers of Greenbrook may have interests in connection with the Arrangement or may receive benefits in connection therewith that differ from, or are in addition to, the interests of Greenbrook Shareholders generally, including that certain executive officers of Greenbrook will become members of the management of Neuronetics after completion of the Arrangement, which may present them with actual or potential conflicts of interest in connection with the Arrangement. The Greenbrook Special Committee and the Greenbrook Board are aware of these interests and considered them along with other matters described herein.
Other than the interests and benefits described below and elsewhere in this Joint Proxy Statement/Circular, none of the directors or executive officers of Greenbrook or, to the knowledge of the directors and executive officers of Greenbrook, any of their respective associates or affiliates, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise in any matter to be acted upon in connection with the Arrangement or that would materially affect the Arrangement.
See “Description of the Arrangement—Interests of Greenbrook’s Directors and Management in the Arrangement”.
Court Approval
An arrangement under the OBCA requires Court approval. Subject to the terms of the Arrangement Agreement, and upon obtaining approval of the Greenbrook Arrangement Resolution by the Greenbrook Shareholders at the Greenbrook Meeting in the manner required by the Interim Order and the approval of the Neuronetics Proposals at the Neuronetics Meeting, Greenbrook will apply to the Court for the Final Order. The hearing in respect of the Final Order is scheduled to take place virtually before the Court on November 15, 2024 at 10:00 a.m. (Eastern time), or as soon after such time as counsel may be heard. At the Final Order hearing, any Greenbrook Shareholders, as well as holders of Greenbrook Options, Greenbrook RSUs, Greenbrook DSUs or Greenbrook PSUs (collectively, the “Greenbrook Securityholders”) entitled to receive Consideration Shares pursuant to the Arrangement wishing to appear in person or to be represented by counsel at the hearing of the motion for the Final Order may do so but must comply with certain procedural requirements described in the Interim Order. A copy of the Notice of Application for the Final Order is attached as Appendix “E” to this Joint Proxy Statement/Circular.
The Court has broad discretion under the OBCA when making orders with respect to the Arrangement and the Court, in hearing the application for the Final Order, will consider, among other things, the fairness of the Arrangement to Greenbrook Securityholders. The Court may approve the Arrangement, in any manner the Court may direct, and determine appropriate.
See “Description of the Arrangement—Court Approval”.

Letter of Transmittal
A letter of transmittal has been mailed, together with this Joint Proxy Statement/Circular, to each person who was a Registered Greenbrook Shareholder on the Greenbrook Record Date. Each Registered Greenbrook Shareholder must forward a properly completed and signed letter of transmittal, with accompanying Greenbrook share certificate(s) and all other required documents, as applicable as set out in the letter of transmittal, in order to receive the Consideration to which such Greenbrook Shareholder is entitled under the Arrangement. It is recommended that Greenbrook Shareholders complete, sign and return the letter of transmittal with accompanying Greenbrook share certificate(s) to the Depositary as soon as possible.
Any letter of transmittal, once deposited with the Depositary, shall be irrevocable and may not be withdrawn by a Greenbrook Shareholder except that all letters of transmittal will be automatically revoked if the Depositary is notified in writing by Greenbrook and Neuronetics that the Arrangement Agreement has been terminated or that the Arrangement is not completed. If a letter of transmittal is automatically revoked, the share certificate(s) for the Greenbrook Shares received with the letter of transmittal will be promptly returned to the Greenbrook Shareholder submitting the same at the address specified in the letter of transmittal.
See “Description of the Arrangement—Letter of Transmittal”.
Issue and Resale of Neuronetics Shares Received in the Arrangement
The issuance of Neuronetics Shares pursuant to the Arrangement will constitute distributions of securities which are exempt from the prospectus requirements of Canadian securities laws and, subject to certain disclosure and regulatory requirements and to customary restrictions applicable to distributions of shares that constitute “control distributions” may be resold in each province and territory in Canada, subject in certain circumstances, to the usual conditions that no unusual effort has been made to prepare the market or create demand. Recipients of Neuronetics Shares are urged to obtain legal advice to ensure that their resale of such securities complies with laws applicable to them, including Canadian securities laws. See “Description of the Arrangement—Regulatory Matters—Canadian Securities Law Matters—Qualification—Resale of Neuronetics Shares”.
The Neuronetics Shares to be issued pursuant to the Arrangement have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) and will be issued in reliance on the exemption afforded by Section 3(a)(10) of the U.S. Securities Act and corresponding exemptions from the registration or qualification requirements of state securities laws. Section 3(a)(10) of the U.S. Securities Act exempts from registration the offer and sale of a security which is issued in specified exchange transactions where, among other things, the fairness of the terms and conditions of such exchange are approved after a hearing on the fairness of such terms and conditions, at which all persons to whom it is proposed to issue securities in such exchange have the right to appear, by a court or governmental authority expressly authorized by law to grant such approval and to hold such a hearing. Accordingly, the Final Order, if granted by the Court, constitutes a basis for the exemption from the registration requirements of the U.S. Securities Act with respect to the Neuronetics Shares issued in connection with the Arrangement.
See “Description of the Arrangement—Regulatory Matters—U.S. Securities Law Matters—Exemption Relied Upon from the Registration Requirements of the U.S. Securities Act”.
The Neuronetics Shares to be issued pursuant to the Arrangement will not be subject to resale restrictions under the U.S. Securities Act, except that the U.S. Securities Act imposes restrictions on the resale of Neuronetics Shares received pursuant to the Arrangement by persons who are at the time of a resale, or who were within three months before the resale, “affiliates” of Neuronetics. An “affiliate” of an issuer is a person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the issuer. Typically, persons who are executive officers, directors or 10% or greater shareholders of an issuer may be considered to be its “affiliates”.
See “Description of the Arrangement—Regulatory Matters—U.S. Securities Law Matters—Resale of Neuronetics Shares Within the United States”.
Pro Forma Economic Ownership of the Combined Company
Upon completion of the transactions contemplated by the Arrangement Agreement, it is estimated that the issuance of the Consideration Shares in exchange for Greenbrook Shares will result in Greenbrook Shareholders and Neuronetics Stockholders owning approximately 43% and 57%, respectively, on a fully diluted basis, of the outstanding economic interest in the Combined Company. Pursuant to the TL Conversion Agreement, the Madryn Parties have agreed to convert all of the outstanding amounts under the Greenbrook Credit Agreement and all of the Convertible Notes into Greenbrook Shares prior to the Effective Date. As a result, it is currently expected that (i) Madryn and its affiliates will own approximately 95.3% of the Greenbrook Shares immediately prior to closing of the Arrangement and will receive approximately 95.3% of the Consideration Shares being issued to Greenbrook Shareholders at closing of the Arrangement, subject to adjustment for any Interim Period Funding and other customary adjustments; and (ii) Madryn and its affiliates will own approximately 41.0% of the Neuronetics Shares following the closing of the Arrangement.
See “Description of the Arrangement—Pro Forma Economic Ownership of the Combined Company”.
Stock Exchange Listing and Reporting Issuer Status
The Neuronetics Shares currently trade on Nasdaq under the symbol “STIM”. The Greenbrook Shares are currently quoted on the OTCQB Market under the symbol “GBNHF”. If the Arrangement is completed, Neuronetics intends to have the Greenbrook Shares delisted from the OTCQB Market and deregistered under the U.S. Exchange Act.
Greenbrook is currently a reporting issuer in each of the provinces and territories of Canada. If the Arrangement is completed, Neuronetics intends to cause Greenbrook to submit an application to cease to be a reporting issuer under the securities legislation of each of the provinces and territories of Canada.
Neuronetics is currently not a reporting issuer in any province or territory of Canada. If the Arrangement is completed, Neuronetics will, as a result of the Arrangement, become a reporting issuer in each of the provinces and territories of Canada upon the completion of the Arrangement. Neuronetics may be exempted from certain Canadian statutory financial and certain other continuous and timely reporting requirements.
See “Description of the Arrangement—Regulatory Matters—U.S. Securities Law Matters” and “Description of the Arrangement—Regulatory Matters—Canadian Securities Law Matters”.
Treatment of Outstanding Greenbrook Equity Awards
At the Effective Time, (i) each Greenbrook DSU that is outstanding immediately prior to the Effective Time (whether vested or unvested), will be deemed to be unconditionally fully vested, and thereafter such Greenbrook DSU will, without any further action by or on behalf of the holder of such Greenbrook DSU, be deemed to be assigned and transferred by such holder to Greenbrook and will immediately be cancelled in exchange for: (a) if the Effective Date Market Price is less than or equal to the Minimum Price, a cash payment equal to the Effective Date Market Price; and (ii) if the Effective Date Market Price is greater than the Minimum Price, at the election of Neuronetics, either (A) a cash payment equal to the Effective Date Market Price, or (B) such number of Neuronetics Shares equal to the Effective Date Market Price divided by the closing price of a Neuronetics Share on Nasdaq on the trading day immediately preceding the Effective Time, less any applicable withholdings pursuant to the Plan of Arrangement; (iii) each Greenbrook PSU and each Greenbrook RSU that is outstanding immediately prior to the Effective Time (whether vested or unvested), will immediately be cancelled for no consideration and the holder thereof shall no longer have any rights thereto; and (iv) each Greenbrook Option issued under the Greenbrook Omnibus Plan (whether vested or unvested) outstanding immediately prior to the Effective Time, will be deemed to be surrendered for cancellation and transferred to Greenbrook in consideration for the issuance by Greenbrook of that number of Net Option Surrender Shares, if any, equal to, rounded down to the nearest whole share: (a) the number of Greenbrook Shares subject to such Greenbrook Option immediately prior to the Effective Time minus (b) the number of Greenbrook Shares that, when multiplied by the closing price of a Greenbrook Share on the OTCQB Market on the trading day immediately preceding the Effective Time, is equal to the aggregate exercise price of such Greenbrook Option (and in the event that such number of Greenbrook Shares is negative, it shall be deemed to be zero), and the holder of the Greenbrook Option will be deemed to be the holder of such number of Net Option Surrender Shares, but the holder of such Greenbrook Option will not be entitled to a certificate or other document representing the Net Option Surrender Shares so issued.
See “Description of the Arrangement — Treatment of Outstanding Greenbrook Equity Awards”.
The Arrangement Agreement
On August 11, 2024, Greenbrook entered into the Arrangement Agreement with Neuronetics, pursuant to which, subject to the terms and conditions set forth in the Arrangement Agreement, Neuronetics will acquire 100% of the issued and outstanding Greenbrook Shares pursuant to a plan of arrangement under section 182 of the OBCA. Upon completion of the Arrangement, Greenbrook Shareholders (other than in respect of Greenbrook Dissenting Shareholders (as defined below)) will receive 0.01149 of a Neuronetics Share for each Greenbrook Share held at the closing of the Arrangement, subject to adjustment for any Interim Period Funding and other customary adjustments prior to closing of the Arrangement.
The terms of the Arrangement Agreement were the result of arm’s length negotiation between Greenbrook and Neuronetics and their respective advisors. For more information, see “The Arrangement Agreement and Related Agreements”.
Termination
The Arrangement Agreement may be terminated prior to the Effective Time by either party under certain conditions, including (i) by mutual agreement; (ii) if the Effective Time has not occurred on or before the Outside Date (as defined in the Arrangement Agreement); (iii) any applicable law or order that remains in effect and that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins Greenbrook or Neuronetics from consummating the Arrangement and such law, order or enjoinment has become final and non-appealable; (iv) the Greenbrook Shareholder Approval or the Neuronetics Stockholder Approval has not been obtained; (v) if a change in recommendation by either party occurs; (vi) a party breaches its non-solicitation covenants in any material respect; (vii) a Material Adverse Effect (as defined below) occurs and is continuing; (viii) breach of any representation or warranty or failure to perform any covenant or agreement and would cause the applicable conditions precedent not to be satisfied and such conditions are incapable of being satisfied by the Outside Date; or (ix) the non-terminating party’s board of directors has authorized a written agreement with respect to a superior proposal. Under certain conditions, either party may be entitled to a termination fee equal to $1,900,000. For more information about termination under the Arrangement Agreement, see “The Arrangement Agreement and Related Agreements—Termination”.
Procedure for the Plan of Arrangement to Become Effective
The Arrangement will be implemented by way of a court-approved plan of arrangement under the OBCA pursuant to the terms of the Arrangement Agreement. The following procedural steps must be taken in order for the Arrangement to become effective:
•	the Court must grant the Interim Order;
•	the approval by the Greenbrook Shareholders of the Greenbrook Arrangement Resolution must be obtained;
•	the approval by Neuronetics Stockholders of the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal must be obtained;
•	the Court must grant the Final Order approving the Arrangement; and
•
the articles of arrangement of Greenbrook in respect of the Arrangement required by the OBCA to be sent to the Director appointed pursuant to Section 278 of the OBCA (the “Director”) after the Final Order is made, which shall include the Plan of Arrangement and otherwise be in form and substance satisfactory to Neuronetics and Greenbrook, each acting reasonably (the “Articles of Arrangement”) and such other documents as may be required to give effect to the Arrangement must be filed with the Director pursuant to section 182 of the OBCA.

If all other conditions precedent to the Arrangement set out in the Arrangement Agreement, including the approval of the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal, have been satisfied or waived by the appropriate party, the Arrangement will become effective at the Effective Time. See “Description of the Arrangement — Procedure for the Plan of Arrangement to Become Effective”. For a description of the other conditions precedent to the completion of the Arrangement, see “The Arrangement Agreement and Related Agreements—Conditions to Completion of the Arrangement”.
Effect of the Arrangement
If the Greenbrook Arrangement Resolution is approved by Greenbrook Shareholders, each of the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal is approved by Neuronetics

Stockholders and all other conditions to closing of the Arrangement are satisfied or waived and the Arrangement is completed, among other things, Neuronetics will acquire all of the issued and outstanding Greenbrook Shares and Greenbrook will become a wholly-owned subsidiary of Neuronetics.
Pursuant to the Arrangement, each Greenbrook Shareholder (other than Greenbrook Dissenting Shareholders (as defined below)) will receive, for each Greenbrook Share a certain number of Consideration Shares that is expected to result in Neuronetics Stockholders and Greenbrook Shareholders owning approximately 57% and 43% of the Combined Company, respectively, on a fully diluted basis. Pursuant to the TL Conversion Agreement, the Madryn Parties have agreed to convert all of the outstanding amounts under the Greenbrook Credit Agreement and all of the Convertible Notes into Greenbrook Shares prior to the Effective Date. As a result, it is currently expected that (i) Madryn and its affiliates will own approximately 95.3% of the Greenbrook Shares immediately prior to closing of the Arrangement and will receive approximately 95.3% of the Consideration Shares being issued to Greenbrook Shareholders at closing of the Arrangement, subject to adjustment for any Interim Period Funding and other customary adjustments; and (ii) Madryn and its affiliates will own approximately 41.0% of the Neuronetics Shares following the closing of the Arrangement.
See “Description of the Arrangement—Recommendation of the Greenbrook Board” and “The Arrangement Agreement and Related Agreements—Consideration and Consideration Shares”.
The Greenbrook Board has determined that the Arrangement is in the best interest of Greenbrook. The Greenbrook Board unanimously recommends that Greenbrook Shareholders vote FOR the Greenbrook Arrangement Resolution.
Greenbrook Debt Conversion
On August 11, 2024, Greenbrook entered into the TL Conversion Agreement pursuant to which the Lenders agreed to convert an amount of indebtedness owing to the Lenders equal to $119,236,205.60 into Greenbrook Shares. Additionally, pursuant to the TL Conversion Agreement, the Lenders agreed to convert any additional amounts borrowed by Greenbrook under the Greenbrook Credit Agreement from and after July 8, 2024 until the Effective Date. The effect of such conversions into Greenbrook Shares to be held by Madryn and its affiliates is that Madryn and its affiliates are expected to be entitled to receive Consideration Shares on closing of the Arrangement in excess of 95.3% of the total number of Consideration Shares issuable in connection with the Arrangement.
On August 15, 2023, Greenbrook entered into a Note Purchase Agreement with certain purchasers thereunder (such purchasers, the “Note Purchasers”, and such Note Purchase Agreement, the “Convertible Note Agreement”), pursuant to which the Convertible Notes were issued to the Note Purchasers. Under the Convertible Note Agreement, Madryn has the option, at any time, to require all of the Note Purchasers to convert the entire amount of indebtedness outstanding under the Convertible Notes into Greenbrook Shares by delivering written notice to Greenbrook. Greenbrook will use its reasonable best efforts to take actions within its control to facilitate (i) the conversion of the entire remaining outstanding principal amount of all of the Convertible Notes (other than the Convertible Notes held by Madryn) by each of the holders thereof (other than Madryn) into Greenbrook Shares in accordance with the Convertible Note Agreement so as to cause such converted Greenbrook Shares held by such holders to, at the Effective Time, participate in the Arrangement for the Consideration; and (ii) the conversion of the entire remaining outstanding principal amount of all of the Convertible Notes held by Madryn into Greenbrook Shares in accordance with the Convertible Note Agreement so as to cause such converted Greenbrook Shares held by Madryn to, at the Effective Time, participate in the Arrangement for the Consideration. Pursuant to the TL Conversion Agreement, the Madryn Parties agreed to deliver conversion notices in respect of the Convertible Notes prior to the issuance of the Debt Conversion Shares (as defined below). The issuance of the Convertible Note Shares will be in lieu of any cash payment owing to any Note Purchaser under the Convertible Note Agreement and will be in full and complete satisfaction of the amounts owing pursuant to the Convertible Notes.
See “The Arrangement Agreement and Related Agreements—Covenants—Greenbrook Debt Conversion”, “The Arrangement Agreement and Related Agreements—Term Loan Exchange Agreement” and “The Arrangement Agreement and Related Agreements—Convertible Note Agreement”.

Neuronetics 2018 Equity Incentive Plan
The Plan is intended to enable those persons to acquire or increase an ownership interest in Neuronetics in order to strengthen the mutuality of interests between them and the Neuronetics Stockholders, and to provide those such persons with performance incentives to expend their maximum efforts in the creation of stockholder value. For more information on the Plan, see “Description of Equity Incentive Plan”.
Corporate Governance and Rights of Certain Greenbrook Shareholders
Greenbrook and Neuronetics have agreed that, after completion of the transactions contemplated by the Arrangement Agreement, the board of directors of the Combined Company (the “Combined Company Board”) will consist of seven members, two (2) of which shall be appointed by Madryn and five (5) of which shall be appointed by Neuronetics. See “Governance and Management of the Combined Company—Board of Directors of the Combined Company”.
Robert A. Cascella is expected to be the chairman of the Combined Company Board. Neuronetics intends to combine the management teams of Neuronetics and Greenbrook, with Keith J. Sullivan serving as President and Chief Executive Officer, immediately after the consummation of the Arrangement.
Following the completion of the transactions contemplated by the Arrangement Agreement, Neuronetics will have principal offices in the United States.
Neuronetics is a Delaware corporation. Greenbrook is a company incorporated under the OBCA. Upon completion of the Arrangement, Greenbrook Shareholders will become Neuronetics Stockholders and their rights as stockholders will be governed by the Ninth Amended and Restated Certificate of Incorporation of Neuronetics filed on July 6, 2018 (as amended from time to time, the “Current Neuronetics Charter”) and the Fourth Amended and Restated Bylaws of Neuronetics dated as of December 27, 2022 (as amended from time to time, the “Current Neuronetics Bylaws”, and together with the Current Neuronetics Charter, the “Neuronetics Organizational Documents”) and the Delaware Law. Certain of the rights associated with Neuronetics Shares under the Delaware Law are different from the rights associated with Greenbrook Shares under the OBCA. For a discussion of the different rights associated with Neuronetics Shares, see “Comparison of Rights of Greenbrook Shareholders and Neuronetics Stockholders” in Appendix “G” to this Joint Proxy Statement/Circular.
The Meetings
Greenbrook Meeting
The purpose of the Greenbrook Meeting is for Greenbrook Shareholders to consider and vote on the Greenbrook Arrangement Resolution.
The Greenbrook Board unanimously recommends that Greenbrook Shareholders vote FOR the Greenbrook Arrangement Resolution.
See “General Information Concerning the Greenbrook Meeting and Voting—Greenbrook Arrangement Resolution” for additional information.
Neuronetics Meeting
The purpose of the Neuronetics Meeting is for Neuronetics Stockholders to consider and vote on the Neuronetics Charter Amendment Proposal, the Neuronetics Share Issuance Proposal, the Neuronetics Incentive Plan Proposal and the Neuronetics Adjournment Proposal.
The Neuronetics Board unanimously recommends that Neuronetics Stockholders vote FOR each of the Neuronetics Proposals.
See “General Information Concerning the Neuronetics Meeting and Voting—Neuronetics Proposal 1: Neuronetics Charter Amendment Proposal”, “General Information Concerning the Neuronetics Meeting and Voting—Neuronetics Proposal 2: Neuronetics Share Issuance Proposal”, “General Information Concerning the Neuronetics Meeting and Voting—Neuronetics Proposal 3: Neuronetics Incentive Plan Proposal” and “General Information Concerning the Neuronetics Meeting and Voting—Neuronetics Proposal 4: Neuronetics Adjournment Proposal” for additional information.

Approval of the Greenbrook Arrangement Resolution
The vote required to approve the Greenbrook Arrangement Resolution listed herein assumes the presence of a quorum at the Greenbrook Meeting.

No.	Proposal	Votes Necessary
1.	Greenbrook Arrangement Resolution
Approval requires (i) the affirmative vote of at least two-thirds (66 2/3%) of the votes cast on the Greenbrook Arrangement Resolution by Greenbrook Shareholders present at the virtual meeting or represented by proxy at the Greenbrook Meeting voting together as a single class (including the Greenbrook Shares held by Madryn and its affiliates) and (ii) a simple majority (more than 50%) of the votes cast on the Greenbrook Arrangement Resolution by the Greenbrook Shareholders present at the virtual meeting or represented by proxy at the Greenbrook Meeting, excluding, for the purpose of (ii), the votes attached to the 6,363,636 Greenbrook Shares held by Madryn and its affiliates, the 832,500 Greenbrook Shares held by Bill Leonard and the Greenbrook Shares held by any other Greenbrook Shareholders required to be excluded under MI 61-101.

Abstentions and broker non-votes will not be treated as votes cast, and therefore will have no effect on the outcome of the vote.
See “General Information Concerning the Greenbrook Meeting and Voting — Required Vote”.
Approval of the Neuronetics Proposals
Except for the Neuronetics Adjournment Proposal, the vote required to approve all of the Neuronetics Proposals listed herein assumes the presence of a quorum at the Neuronetics Meeting.

No.	Proposal	Votes Necessary
1.	Neuronetics Charter Amendment Proposal	Approval requires the affirmative vote of a majority of votes cast at the Neuronetics Meeting on the Neuronetics Charter Amendment Proposal.
2.	Neuronetics Share Issuance Proposal	Approval requires the affirmative vote of a majority of votes cast at the Neuronetics Meeting on the Neuronetics Share Issuance Proposal.
3.	Neuronetics Incentive Plan Proposal	Approval requires the affirmative vote of a majority of votes cast at the Neuronetics Meeting on the Neuronetics Incentive Plan Proposal.
4.	Neuronetics Adjournment Proposal
Approval requires the affirmative vote of the holders of a majority of the voting power of the Neuronetics Shares present or represented by proxy at the Neuronetics Meeting and entitled to vote on such proposal.

Only registered Neuronetics Stockholders are entitled to vote at the Neuronetics Meeting. Each registered Neuronetics Stockholder has one vote for each Neuronetics Share held at the close of business on the Neuronetics Record Date. As of the Neuronetics Record Date, there were [•] Neuronetics Shares outstanding.
Abstentions will count for the purpose of determining the presence of a quorum for the transaction of business at the Neuronetics Meeting.
An abstention, a broker non-vote or other failure to vote will have no effect on the outcome of the Neuronetics Charter Amendment Proposal, the Neuronetics Share Issuance Proposal, and the Neuronetics Incentive Plan Proposal, so long as a quorum is present.
An abstention will have the same effect as a vote against the Neuronetics Adjournment Proposal, while a broker non-vote or other failure to vote will have no effect on the outcome of the Neuronetics Adjournment Proposal.
See “General Information Concerning the Neuronetics Meeting and Voting — Required Vote”.

Greenbrook Shareholder Dissent Rights
The Interim Order expressly provides Registered Greenbrook Shareholders with the right to dissent from the Greenbrook Arrangement Resolution. Any Registered Greenbrook Shareholder who dissents from the Greenbrook Arrangement Resolution in accordance with section 185 of the OBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement (a “Greenbrook Dissenting Shareholder”), will be entitled to be paid the fair value of the Greenbrook Shares held by such Greenbrook Dissenting Shareholder determined as of the close of business on the day before the Greenbrook Arrangement Resolution is adopted.
Failure to strictly comply with the requirements set forth in section 185 of the OBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement, may result in the loss of any right of dissent.
If you wish to exercise Dissent Rights, you should review the requirements summarized in this Joint Proxy Statement/Circular carefully and consult with your legal advisor. See “Description of the Arrangement—Dissent Rights of Greenbrook Shareholders”, “General Information Concerning the Greenbrook Meeting and Voting—Greenbrook Dissenting Shareholders’ Rights”, and Appendix “H” of this Joint Proxy Statement/Circular.
Accounting Treatment
The acquisition of Greenbrook by Neuronetics is expected to be accounted for as a business combination in accordance with Accounting Standards Codification Topic 805-10, Acquisition of a Business, because the acquired set of assets and activities include a substantive process. Accordingly, the cost of the net assets is expected to be allocated to the acquired assets and assumed liabilities based upon their relative fair values at the Effective Time. The excess fair value of net assets acquired over the fair value of the stock consideration provided by Neuronetics is expected to be recognized as goodwill in Neuronetics’ balance sheets.
See “Description of the Arrangement — Accounting Treatment”.
Certain Canadian Federal Income Tax Considerations
Greenbrook Shareholders should carefully read the information in this Joint Proxy Statement/Circular under “Certain Canadian Federal Income Tax Considerations”, which qualifies the information set out below, and should consult their own tax advisors as to the particular consequences that may apply to them as a result of the Arrangement.
Greenbrook Shareholders who are residents of Canada for purposes of the Tax Act should be aware that the exchange of Greenbrook Shares for Neuronetics Shares under the Arrangement will generally be a taxable transaction for Canadian federal income tax purposes.
Greenbrook Shareholders who are not residents of Canada for purposes of the Tax Act and that do not hold their Greenbrook Shares as “taxable Canadian property” (as defined in the Tax Act) will generally not be subject to tax under the Tax Act on the disposition of their Greenbrook Shares under the Arrangement.
Certain U.S. Federal Income Tax Considerations
Greenbrook Shareholders should carefully read the information in this Joint Proxy Statement/Circular under “Certain U.S. Federal Income Tax Considerations”, which qualifies the information set out below, and should consult their own tax advisors as to the particular consequences that may apply to them as a result of the Arrangement.
Greenbrook Shareholders who are U.S. Holders (as defined below under “Certain U.S. Federal Income Tax Considerations”) should generally recognize gain or loss as a result of the Arrangement for U.S. federal income tax purposes in an amount equal to the difference, if any, between the fair market value as of the Effective Date of the Neuronetics Shares received by such holders in the Arrangement and the adjusted tax basis of the Greenbrook Shares surrendered in the Arrangement.
Greenbrook Shareholders who are Non-U.S. Holders (as defined under “Certain U.S. Federal Income Tax Considerations”) generally should not be subject to U.S. federal income tax on any gain.

Voting Support and Lock-Up Agreements
Greenbrook Voting and Support Agreements
Simultaneously with the execution of the Arrangement Agreement, the Greenbrook Locked-Up Parties (solely in their respective capacities as Greenbrook Shareholders), which collectively beneficially owned or controlled approximately 48.7% of the voting power of the Greenbrook Shares outstanding as of August 11, 2024 (on a non-diluted basis and after taking into account the previously announced cancellation of 11,634,660 outstanding Greenbrook Shares that was completed on August 16, 2024), entered into the Greenbrook Voting and Support Agreements pursuant to which the Greenbrook Locked-Up Parties agreed, among other things, to vote their Greenbrook Shares for the Greenbrook Arrangement Resolution and any other matter necessary for the consummation of the transactions contemplated by the Arrangement Agreement. In the event that the Madryn Parties convert all or a portion of the outstanding amounts under the Greenbrook Credit Agreement or the Convertible Notes held by the Madryn Parties prior to the Greenbrook Meeting, the Madryn Parties will be required to vote any Greenbrook Shares received on such conversion for the Greenbrook Arrangement Resolution at the Greenbrook Meeting. See “The Arrangement Agreement and Related Agreements—Convertible Note Agreement”. Pursuant to the Madryn Voting and Support Agreements (as defined below), the Madryn Parties are permitted to terminate the Madryn Voting and Support Agreements if, among other things, prior to the Greenbrook Meeting, Madryn receives an unsolicited bona fide written Greenbrook Acquisition Proposal and Madryn determines in good faith that such Greenbrook Acquisition Proposal constitutes a Greenbrook Enhanced Superior Proposal. The Greenbrook Voting and Support Agreements terminate upon the occurrence of certain events, including the Effective Date or the termination of the Arrangement Agreement in accordance with its terms. See “General Information Concerning the Greenbrook Meeting and Voting—Greenbrook Voting and Support Agreements”.
Neuronetics Voting and Support Agreements
Simultaneously with the execution of the Arrangement Agreement, the Neuronetics Locked-Up Parties (solely in their respective capacities as Neuronetics Stockholders), which collectively beneficially owned or controlled approximately 9.6% of the voting power of Neuronetics’ outstanding capital stock as of August 11, 2024, entered into the Neuronetics Voting and Support Agreements pursuant to which the Neuronetics Locked-Up Parties agreed, among other things, to vote their Neuronetics Shares, including any Neuronetics Shares acquired by the Neuronetics Locked-Up Parties subsequent to the date of the Neuronetics Voting and Support Agreements, for the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal and any other matters necessary for the consummation of the transactions contemplated by the Arrangement Agreement, and against any alternative proposal. The Neuronetics Voting and Support Agreements terminate upon the occurrence of certain events, including the Effective Date or the termination of the Arrangement Agreement in accordance with its terms. See “General Information Concerning the Neuronetics Meeting and Voting—Neuronetics Voting and Support Agreements”.
No Fractional Shares
In no event will any Greenbrook Shareholder be entitled to a fractional Neuronetics Share. Where the aggregate number of Neuronetics Shares to be issued to a Greenbrook Shareholder as consideration under the Arrangement would result in a fraction of a Neuronetics Share being issuable, the number of Neuronetics Shares to be received by such Greenbrook Shareholder will be rounded down to the nearest whole Neuronetics Share. In lieu of any such fractional Neuronetics Share, each Greenbrook Shareholder otherwise entitled to a fractional interest in a Neuronetics Share will be entitled to receive a cash payment equal to an amount representing such Greenbrook Shareholder’s proportionate interest in the net proceeds from the sale by the Depositary, on behalf of all such Greenbrook Shareholders of the Neuronetics Excess Shares (as defined below). The Depositary will cause Consideration Shares delivered to it by Neuronetics that represent fractional share entitlements to be sold on Nasdaq and will distribute the net proceeds thereof on a proportional basis to Registered Greenbrook Shareholders in lieu of any fractional Neuronetics Shares that would otherwise have been required to be distributed. Each Registered Greenbrook Shareholder who would otherwise have been entitled to receive a fraction of a Neuronetics Share will be entitled to receive cash from the net proceeds of such sale.
See “Description of the Arrangement—Exchange Procedure—No Fractional Shares”.

Risk Factors
There are a number of risk factors relating to the Arrangement, the business of Greenbrook, the business of Neuronetics and the business of the Combined Company, government regulation and taxes all of which should be carefully considered by Greenbrook Shareholders and Neuronetics Stockholders.
See “Risk Factors—Risks Related to the Arrangement”, “Risk Factors — Risks Related to the Combined Company”, “Risk Factors — Risks Related to Government Regulation”, “Risk Factors — Risks Related to Taxes” and “Information Concerning Neuronetics—Risks and Uncertainties”.
Depositary
Greenbrook and Neuronetics have retained the services of the Depositary for the receipt of the letters of transmittal and the certificates representing Greenbrook Shares and for the delivery of the Consideration for the Greenbrook Shares under the Arrangement. The Depositary will receive reasonable and customary compensation for its services in connection with the Arrangement, will be reimbursed for certain reasonable out-of-pocket expenses and will be indemnified against certain liabilities, including liabilities under securities laws and expenses in connection therewith.
See “Description of the Arrangement — Depository”.
Greenbrook Selected Historical Financial Information
The following tables set forth selected historical consolidated financial information of Greenbrook for the periods presented. The consolidated statements of comprehensive loss and consolidated balance sheets information for the years ended December 31, 2023 and 2022 and the other financial information as of December 31, 2023 have been derived from Greenbrook’s audited consolidated financial statements and related notes included in the Greenbrook 10-K, which are incorporated by reference into this Joint Proxy Statement/Circular. The condensed interim consolidated statements of comprehensive loss and condensed interim consolidated balance sheets information for the six months ended June 30, 2024 and 2023 and the other financial information as of June 30, 2024 have been derived from Greenbrook’s unaudited condensed interim consolidated financial statements and related notes included in Greenbrook’s Quarterly Report on Form 10-Q for the six months ended June 30, 2024, which are incorporated by reference into this Joint Proxy Statement/Circular. The unaudited condensed interim consolidated financial statements of Greenbrook have been prepared on the same basis as the audited consolidated financial statements of Greenbrook. In the opinion of management of Greenbrook, the unaudited condensed interim consolidated financial statements reflect all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the financial information in those statements.
The historical results presented below are not necessarily indicative of the results to be expected for any future period. You should read carefully the following selected information in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Greenbrook 10-K and Greenbrook’s Quarterly Report on Form 10-Q for the six months ended June 30, 2024, and Greenbrook’s historical consolidated financial statements and the notes thereto, each of which are incorporated by reference into this Joint Proxy Statement/Circular.

Consolidated Statements of Comprehensive Loss

	Six Months Ended June 30,		Year ended December 31,
(Expressed in U.S. dollars, unless otherwise stated)	2024	2023	2023	2022
Revenue:
Service revenue	$37,120,257	$36,994,910	$73,786,778	$68,825,959
Other revenue	1,300,000	—	—	—
	38,420,257	36,994,910	73,786,778	68,825,959
Expenses
Direct center and patient care costs	26,901,989	27,262,727	53,765,678	42,137,465
Other regional and center support costs	13,421,644	9,589,567	20,050,778	27,459,048
Depreciation	623,948	1,835,354	2,703,186	3,510,611
	40,947,581	38,687,648	76,519,642	73,107,124

Regional operating loss	(2,527,324)	(1,692,738)	(2,732,864)	(6,281,165)
Center development costs	240,721	218,062	525,782	660,356
Corporate, general and administrative expenses	15,178,415	15,419,061	29,559,892	25,524,224
Share-based compensation	59,187	576,730	726,679	347,787
Amortization	33,094	33,095	66,192	1,358,212
Interest expense	8,937,359	5,577,549	12,048,071	5,979,829
Interest income	(130)	(101)	(231)	(12,250)
Loss on extinguishment of loans	—	—	14,274	2,331,917
Loss on settlements	—	—	3,295,904	—
Impairment loss	—	—	285,390	45,834,688
Loss before income taxes	(26,975,970)	(23,517,134)	(49,254,817)	(88,305,928)
Income tax expense	—	—	—	—
Loss for the period and comprehensive loss	$(26,975,970)	(23,517,134)	$(49,254,817)	$(88,305,928)
Non-controlling interest	(352,479)	(183,550)	(340,755)	(634,812)
Loss for the period and comprehensive loss attributable to Greenbrook	$(26,623,491)	$(23,333,584)	$(48,914,062)	$(87,671,116)

Net loss per share
Basic	$(0.60)	$(0.66)	$(1.25)	$(3.77)
Diluted	(0.60)	(0.66)	(1.25)	(3.77)

Consolidated Balance Sheets

	Six Months Ended June 30,		Year ended December 31,
(Expressed in U.S. dollars, unless otherwise stated)	2024	2023	2023	2022
Assets
Current assets:
Cash	$3,347,335	$1,078,347	$3,323,708	$1,623,957
Restricted cash	1,000,000	1,000,000	1,000,000	1,000,000
Accounts receivable, net	10,851,757	6,382,952	7,569,843	7,348,846
Prepaid expenses and other	4,330,722	3,839,633	3,079,785	2,520,676
Total current assets	19,529,814	12,300,932	14,973,336	12,493,479
Property, plant and equipment	4,876,230	3,947,115	4,793,979	3,719,621
Intangible assets	588,963	655,154	622,057	688,249
Goodwill	—	—	—	—
Finance right-of-use assets	1,434,139	8,970,346	2,140,338	19,348,091
Operating right-of-use assets	29,068,565	31,687,977	28,887,905	34,890,554
Total assets	$55,497,711	$57,561,524	$51,417,615	$71,139,994

	Six Months Ended June 30,		Year ended December 31,
(Expressed in U.S. dollars, unless otherwise stated)	2024	2023	2023	2022
Liabilities and Shareholders’ Deficit
Current liabilities:
Accounts payable and accrued liabilities	$15,954,676	$22,127,826	$13,701,630	$20,271,624
Current portion of loans payable	6,876,994	4,043,011	5,770,603	2,200,892
Current portion of finance lease liabilities	452,550	3,718,595	622,730	6,532,175
Current portion of operating lease liabilities	4,447,990	4,391,907	3,960,346	4,591,216
Current portion of shareholder loans	511,125	2,426,001	505,161	46,995
Other payables	1,150,316	457,719	5,730,781	629,381
Non-controlling interest loans	66,400	98,943	63,174	94,136
Deferred and contingent consideration	1,000,000	1,000,000	1,000,000	1,000,000
Advance for research collaboration	—	—	1,300,000	—
Total current liabilities	30,460,051	38,264,002	32,654,425	35,366,419
Loans payable	123,266,705	62,950,055	90,230,173	51,017,743
Finance lease liabilities	62,168	2,254,248	235,107	10,449,725
Operating lease liabilities	26,243,718	28,573,160	26,438,220	31,352,506
Shareholder loans	3,049,843	1,373,257	2,807,480	2,065,443
Total liabilities	183,082,485	133,414,722	152,365,405	130,251,836

Shareholders’ deficit:
Common shares	121,236,710	120,259,624	120,741,061	114,120,362
Contributed surplus	5,456,887	5,188,583	5,397,700	4,552,067
Deficit	(250,453,785)	(198,458,780)	(224,174,970)	(175,007,144)
Total shareholders’ deficit excluding non-controlling interest	(123,760,188)	(73,010,573)	(98,036,209)	(56,334,715)
Non-controlling interest	(3,824,586)	(2,842,625)	(2,911,581)	(2,777,127)
Total shareholders’ deficit	(127,584,774)	(75,853,198)	(100,947,790)	(59,111,842)

Basis of presentation and going concern
Contingencies
Subsequent events
Related parties
Total liabilities and shareholders’ deficit	$55,497,711	$57,561,524	$51,417,615	$71,139,994

Neuronetics Selected Historical Financial Information
The following tables set forth selected historical financial information of Neuronetics for the periods presented. The statement of operations information for the years ended December 31, 2023 and 2022 and the other financial information as of December 31, 2023 have been derived from Neuronetics’ audited financial statements and related notes included in Neuronetics’ Annual Report on Form 10-K for the year ended December 31, 2023, which are incorporated by reference into this Joint Proxy Statement/Circular. The statements of operations information for the six months ended June 30, 2024 and 2023 and the other financial information as of June 30, 2024 have been derived from Neuronetics’ unaudited financial statements and related notes included in Neuronetics’ Quarterly Report on Form 10-Q for the six months ended June 30, 2024, which are incorporated by reference into this Joint Proxy Statement/Circular. The unaudited financial statements of Neuronetics have been prepared on the same basis as the audited financial statements of Neuronetics. In the opinion of Neuronetics’ management, the unaudited interim financial information reflects all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the financial information in those statements.

The historical results presented below are not necessarily indicative of the results to be expected for any future period. You should read carefully the following selected information in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Neuronetics’ Annual Report on Form 10-K for the year ended December 31, 2023 and Neuronetics’ Quarterly Report on Form 10-Q for the six months ended June 30, 2024, and Neuronetics’ historical financial statements and the notes thereto, each of which are incorporated by reference into this Joint Proxy Statement/Circular.

	Six Months Ended June 30,		Year ended December 31,
(in thousands, except per share data)	2024	2023	2023	2022
Revenues	$33,867	$33,150	$71,348	$65,206
Cost of revenues	8,600	8,980	19,643	15,483
Gross profit	25,267	24,170	51,705	49,723
Operating expenses:
Sales and marketing	23,943	23,461	47,318	49,982
General and administrative	12,105	12,812	25,426	25,516
Research and development	4,585	5,154	9,515	9,336
Total operating expenses	40,633	41,427	82,259	84,834
Loss from operations	(15,366)	(17,257)	(30,554)	(35,111)
Other (income) expense:
Interest expense	3,804	2,396	5,424	4,251
Other income, net	(1,465)	(4,232)	(5,789)	(2,203)
Net loss	$ (17,705)	$ (15,421)	$ (30,189)	$ (37,159)
Net loss per share of common stock outstanding, basic and diluted	$(0.59)	$(0.54)	$(1.05)	$(1.38)
Weighted average common shares outstanding, basic and diluted	29,762	28,316	28,658	26,900

(in thousands)	June 30, 2024	December 31, 2023
Balance Sheet Data
Cash and cash equivalents	$42,642	$59,677
Working capital(1)	$46,248	$73,981
Total assets	$96,813	$115,831
Total liabilities	$77,427	$81,641
Accumulated deficit	$ (393,786)	$ (376,081)
Total stockholders’ equity	$19,386	$34,190

(1)	Neuronetics defines working capital as total current assets minus total current liabilities.
Summary Unaudited Pro Forma Combined Financial Information

June 30, 2024
(in thousands)	(unaudited)
Consolidated Balance Sheet Data
Cash and cash equivalents	$38,570
Restricted cash	$1,000
Total current assets	$83,522
Total assets	$170,343
Total current liabilities	49,702
Total liabilities	$124,115
Accumulated deficit	$ (408.162)
Total stockholders’ equity	$50,053

The table “Unaudited Pro Forma Condensed Combined Financial Information and Per Share Data” shows summary selected unaudited pro forma condensed combined financial information (the “Summary Pro Forma Information”) about the financial condition and results of operations of Neuronetics as of and for the periods indicated above after giving effect to the Arrangement. The Summary Pro Forma Information is based on the historical financial statements of Neuronetics and the historical financial statements of Greenbrook and has been prepared to reflect the Arrangement. The Summary Pro Forma Information is presented for illustrative purposes only and does not necessarily reflect the results of operations or the financial position of Neuronetics that actually would have resulted had the Arrangement occurred at the date indicated, nor project the results of operations or financial position of Neuronetics for any future date or period.
The Summary Pro Forma Information should be read in conjunction with the unaudited pro forma condensed combined financial statements of Neuronetics that give effect to the Arrangement included as Appendix “I” to this Joint Proxy Statement/Circular, the historical financial statements and related notes of Neuronetics in its Annual Report on Form 10-K for the year ended December 31, 2023, and Quarterly Report on Form 10-Q as of and for the six months ended June 30, 2024 which are incorporated by reference into this Joint Proxy Statement/Circular and the information under “Risk Factors”.
See “Unaudited Pro Forma Condensed Combined Financial Information and Per Share Data”.

RISK FACTORS
The following risk factors should be considered by Greenbrook Shareholders and Neuronetics Stockholders in evaluating whether to approve the Greenbrook Arrangement Resolution and the Neuronetics Proposals, respectively. These risk factors should be considered in conjunction with the other information contained in or incorporated by reference into this Joint Proxy Statement/Circular. These risk factors relate to the Arrangement and related matters. For information on risks and uncertainties relating to the business of Greenbrook, see “Additional Information Concerning Greenbrook and Documents Incorporated by Reference by Greenbrook” and for information on risks and uncertainties relating to the business of Neuronetics, see “Additional Information Concerning Neuronetics and Documents Incorporated by Reference by Neuronetics”.
Risks Related to the Arrangement
The completion of the Arrangement may not occur.
The completion of the Arrangement is subject to a number of conditions precedent, some of which are outside Greenbrook’s and Neuronetics’ control, including receipt of the Final Order and the approval of the Greenbrook Arrangement Resolution and the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal.
In addition, the completion of the Arrangement by Greenbrook and Neuronetics is conditional on, among other things, no Material Adverse Effect having occurred in respect of either Greenbrook or Neuronetics that is continuing.
There can be no certainty, nor can Greenbrook or Neuronetics provide any assurance, that all conditions precedent to the Arrangement will be satisfied or waived, or, if satisfied or waived, when they will be satisfied or waived and, accordingly, the Arrangement may not be completed. If the Arrangement is not completed, the market price of Greenbrook Shares and Neuronetics Shares may be adversely affected.
If the Arrangement is not completed or the Arrangement Agreement is terminated, Greenbrook may be unable to continue as a going concern.
If the Arrangement is not completed and Greenbrook’s business operations continue at their current levels, Greenbrook will not be able to generate the sufficient cash required for its operations and may need to raise additional capital to continue as a going concern. In such circumstances, there can be no assurance that additional capital, if and when needed, would have a material adverse effect on the financial condition of Greenbrook and its ability to continue as a going concern. If the Arrangement is not completed and Greenbrook is unable to obtain the additional capital to continue as a going concern, Greenbrook may be required to pursue other alternatives, including the pursuit of proceedings under creditor protection legislation, which is likely to have a more negative effect on Greenbrook’s stakeholders.
The market price of the Greenbrook Shares and Neuronetics Shares may be adversely affected if the Arrangement is not completed or is delayed.
If, for any reason, the Arrangement is not completed or its completion is materially delayed or the Arrangement Agreement is terminated, the market price of Greenbrook Shares and Neuronetics Shares may be materially adversely affected. Depending on the reasons for terminating the Arrangement Agreement, Greenbrook’s or Neuronetics’ business, financial condition or results of operations could also be subject to various material adverse consequences, including as a result of paying the Greenbrook Termination Fee (as defined below) or the Neuronetics Termination Fee (as defined below), as applicable.
The Arrangement may be terminated in certain circumstances.
Each of Greenbrook and Neuronetics has the right, in certain circumstances, in addition to termination rights relating to the failure to satisfy the conditions of closing, to terminate the Arrangement. Accordingly, there can be no certainty, nor can Greenbrook or Neuronetics provide any assurance, that the Arrangement will not be terminated by either of Greenbrook or Neuronetics prior to the completion of the Arrangement. The Arrangement Agreement also includes termination fees payable if the Arrangement Agreement is terminated in certain circumstances. Additionally, any termination will result in the failure to realize the expected benefits of the Arrangement in respect of the business of Greenbrook and Neuronetics.

The termination fees provided under the Arrangement Agreement may discourage other parties from attempting to acquire Greenbrook or Neuronetics.
Under the Arrangement Agreement, each of Greenbrook and Neuronetics is required to pay to the other party a termination fee of $1,900,000 in the event the Arrangement Agreement is terminated in connection with the board of directors of such company changing its recommendation on the applicable shareholder proposals. This termination fee may discourage other parties from attempting to acquire Greenbrook Shares or Neuronetics Shares or otherwise make an Acquisition Proposal (as defined below) to Greenbrook or Neuronetics, even if those parties, in the case of Greenbrook, would otherwise be willing to offer greater value to Greenbrook Shareholders than that offered by Neuronetics under the Arrangement, or in the case of Neuronetics, would be willing to offer Neuronetics Stockholders a benefit greater than what the transactions contemplated by the Arrangement Agreement offer.
Completion of the Arrangement is uncertain given, among other things, the conditions precedent to the Arrangement.
As the Arrangement is dependent upon, among other things, satisfaction of certain conditions, its completion is uncertain. If the Arrangement is not completed for any reason, there are risks that the announcement of the Arrangement and the dedication of Greenbrook’s and Neuronetics’ resources to the completion thereof could have a negative impact on their respective relationships with their stakeholders and could have a material adverse effect on the current and future operations, financial condition and prospects of each of Greenbrook and Neuronetics. Further, the Greenbrook Board may determine to liquidate or dissolve Greenbrook if the Arrangement is not completed. In such an event, the amount of cash available for distribution to Greenbrook Shareholders will depend heavily on the timing of such liquidation or dissolution, as well as the amount of cash that will need to be reserved for commitments and contingent liabilities.
In addition, each of Greenbrook and Neuronetics will incur significant transaction expenses in connection with the Arrangement, regardless of whether the Arrangement is completed.
Greenbrook and Neuronetics are restricted under the Arrangement Agreement from pursuing certain business opportunities.
Each of Greenbrook and Neuronetics is subject to customary non-solicitation provisions under the Arrangement Agreement, pursuant to which, the parties are restricted from soliciting, initiating, encouraging or otherwise facilitating any Acquisition Proposal, among other things. The Arrangement Agreement also restricts them from taking specified actions until the Arrangement is completed without the consent of the other party. These restrictions may prevent each party from pursuing attractive business opportunities that may arise prior to the completion of the Arrangement.
Neuronetics Stockholders and Greenbrook Shareholders will have a reduced ownership and voting interest in, and will exercise less influence over the management of, the Combined Company following the completion of the Arrangement as compared to their current ownership and voting interest in the respective companies.
After the completion of the Arrangement, the current Neuronetics Stockholders and Greenbrook Shareholders will own a smaller percentage of the Combined Company than their ownership in their respective companies prior to the Arrangement. Upon completion of the transactions contemplated by the Arrangement Agreement, it is estimated that the issuance of the Consideration Shares in exchange for Greenbrook Shares will result in Greenbrook Shareholders and Neuronetics Stockholders owning approximately 43% and 57%, respectively, of the outstanding economic interest in the Combined Company. For a more complete description of the Arrangement Agreement, please see “The Arrangement Agreement and Related Agreements—Consideration and Consideration Shares”.
Pursuant to the Greenbrook Debt Conversion (as defined below), Madryn will be entitled to a large proportion of the Consideration Shares and such proportion may increase as a result of Greenbrook’s need for interim period funding from Madryn.
Pursuant to the TL Conversion Agreement, the Madryn Parties have agreed to convert all of the outstanding amounts under the Greenbrook Credit Agreement and all of the Convertible Notes held by Madryn into Greenbrook Shares prior to the Effective Date. As a result, it is currently expected that Madryn and its affiliates will own approximately 95.3% of the Greenbrook Shares immediately prior to closing of the Arrangement and will receive approximately 95.3% of the Consideration Shares being issued to Greenbrook Shareholders at closing of the Arrangement, subject to adjustment for any Interim Period Funding and other customary adjustments. Accordingly, the Exchange Ratio will be adjusted by the amount of any Interim Period Funding, and the proportion of Consideration Shares to be received by Madryn at closing of the Arrangement will be increased accordingly.
Another take-over, merger or business combination may not be available if the Arrangement is not completed.
If the Arrangement is not completed and is terminated, there can be no assurance that Greenbrook will be able to find a party willing to pay equivalent or more attractive consideration than the Consideration to be provided under the Arrangement or be willing to proceed at all with a similar transaction or any alternative transaction.
The pending Arrangement may divert the attention of management of Greenbrook and Neuronetics.
The pendency of the Arrangement could cause the attention of management of Greenbrook and Neuronetics to be diverted from their day-to-day operations, and suppliers, customers or distributors may seek to modify or terminate their business relationships with Greenbrook or Neuronetics, as applicable. These disruptions could be exacerbated by a delay in the completion of the Arrangement and could have an adverse effect on the business, operating results or prospects of Greenbrook and Neuronetics regardless of whether the Arrangement is ultimately completed, or of the Combined Company if the Arrangement is completed.
Directors and officers of Greenbrook may have interests in the Arrangement different from the interests of Greenbrook Shareholders.
Directors and executive officers of Greenbrook negotiated the terms of the Arrangement Agreement, and the Greenbrook Board has unanimously recommended that Greenbrook Shareholders vote for the Greenbrook Arrangement Resolution. These directors and executive officers may have interests in the Arrangement that are different from, or in addition to, those of Greenbrook Shareholders generally. See “Description of the Arrangement —Interests of Greenbrook’s Directors and Management in the Arrangement”. Greenbrook Shareholders should be aware of these interests. The Greenbrook Board was aware of, and considered, these interests when it declared the advisability of the Arrangement Agreement and unanimously recommended that Greenbrook Shareholders approve the Greenbrook Arrangement Resolution.
The issuance of a significant number of Neuronetics Shares could adversely affect the market price of the Neuronetics Shares.
On completion of the Arrangement, a significant number of Neuronetics Shares will be issued to Greenbrook Shareholders. The increase in the number of Neuronetics Shares may lead to sales of such shares or the perception that such sales may occur, either of which may adversely affect the market for, and the market price of, the Neuronetics Shares.
Neuronetics and Greenbrook have incurred, and may continue to incur, substantial transaction fees and costs in connection with the Arrangement.
Neuronetics and Greenbrook have incurred and expect to incur additional material non-recurring expenses in connection with the Arrangement and completion of the transactions contemplated by the Arrangement Agreement, including without limitation, costs relating to obtaining required shareholder and regulatory approvals. Additional unanticipated costs may be incurred in the course of coordinating the businesses of the Combined Company after completion of the Arrangement. If the Arrangement is not consummated, Neuronetics and Greenbrook will be required to pay certain costs relating to the Arrangement incurred prior to the date the Arrangement is abandoned, such as legal, accounting and financial advisory. Such costs may be significant and could have an adverse effect on each company’s future results of operations, cash flows and financial condition.
There are risks associated with securities litigation related to the Arrangement.
Securities litigation or shareholder derivative litigation frequently follows the announcement of certain significant business transactions. Greenbrook or Neuronetics may become involved in this type of litigation in connection with the Arrangement, and the Combined Company may become involved in this type of litigation in the future. Litigation often is expensive and diverts management’s attention and resources, which could have a material adverse effect on the business and the results of operations of Greenbrook, Neuronetics or the Combined Company.

The Neuronetics Board considered the Projections in connection with the Arrangement. Actual performance of Neuronetics and Greenbrook may differ materially from the Projections.
In connection with evaluating the transactions contemplated by the Arrangement Agreement, the Neuronetics Board considered, among other things, the Projections. The Projections were also provided to Canaccord Genuity by management of Neuronetics and, at the direction and with the approval of the Neuronetics Board, were used by Canaccord Genuity in connection with the Canaccord Genuity Fairness Opinion and performing the related financial analyses as described in “—Opinion of Canaccord Genuity”. All of the Projections were based on assumptions and information available at the time the Projections were prepared. Neuronetics and Greenbrook do not know if such assumptions are accurate or will continue to be accurate. Such information can be adversely affected by known or unknown risks and uncertainties, many of which are beyond Neuronetics’ and Greenbrook’s control. Further, financial forecasts of this type are based on estimates and assumptions that are inherently subject to risks and other factors such as company performance, industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of operations of Neuronetics and Greenbrook, including the factors described under “Risk Factors” and “Information Concerning Forward-Looking Statements”, which factors and changes may impact such forecasts or the underlying assumptions. As a result of these contingencies, there can be no assurance that the Projections will be realized or that actual results will not be significantly higher or lower than projected.
Risks Related to the Combined Company
The business and operations of the Combined Company will be subject to the risks described in the documents of Greenbrook and Neuronetics incorporated by reference in this Joint Proxy Statement/Circular, including, without limitation, the risks described in the Greenbrook 10-K, Greenbrook’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024, Neuronetics’ Annual Report filed on Form 10-K for the year ended December 31, 2023, Neuronetics’ Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024 and any subsequent SEC filings of Greenbrook or Neuronetics and any subsequent filings made by Greenbrook with the Canadian Securities Administrators, and certain unexpected, unforeseen or unknown risks. The Combined Company’s business, financial condition, results of operations and cash flows could be materially adversely affected by any of these risks. The market or trading price of Greenbrook’s and Neuronetics’ securities could decline due to any of these risks. Additional risks not presently known to Greenbrook and Neuronetics or that Greenbrook and Neuronetics currently considers immaterial may also prove to be material and may impair the Combined Company’s business and operations. In addition to risks associated with Greenbrook’s and Neuronetics’ business and operations, the following additional risks are associated with the Combined Company.
The pro forma financial statements are presented for illustrative purposes only and may not be an indication of the Combined Company’s financial condition or results of operations following the Arrangement.
The pro forma financial statements contained in this Joint Proxy Statement/Circular are presented for illustrative purposes only and may not be an indication of the Combined Company’s financial condition or results of operations following the Arrangement for a number of reasons. For example, the pro forma financial statements have been derived from the historical financial statements of Greenbrook and Neuronetics and certain adjustments and assumptions have been made regarding the Combined Company after giving effect to the Arrangement. The information upon which these adjustments and assumptions have been made is preliminary, and these types of adjustments and assumptions are difficult to make with complete accuracy. Moreover, the pro forma financial statements do not reflect all costs that are expected to be incurred by the Combined Company in connection with the Arrangement. As a result, the actual financial condition and results of operations of the Combined Company following the Arrangement may not be consistent with, or evident from, these pro forma financial statements. In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the Combined Company’s financial condition or results of operations following the Arrangement. Any potential decline in the Combined Company’s financial condition or results of operations may cause a significant decrease in the trading price of the Neuronetics Shares.
Each of Greenbrook and Neuronetics have a history of losses, and the Combined Company may never achieve profitability or generate positive cash flow.
Greenbrook had net loss of $48.9 million for the year ended December 31, 2023 and net loss of $87.7 million for the year ended December 31, 2022. Neuronetics had net loss of $30.2 million for the year ended

December 31, 2023 and net loss of $37.2 million for the year ended December 31, 2022. The Combined Company may never achieve profitability or generate positive cash flow, which could cause the Combined Company to curtail its operations and could adversely affect your investment.
The Combined Company, following the Arrangement, may not realize the anticipated benefits of the Arrangement.
Greenbrook and Neuronetics are proposing to complete the Arrangement to strengthen the position of each entity and to create the opportunity to realize certain benefits including, among other things, those set forth in this Joint Proxy Statement/Circular under “Description of the Arrangement—Reasons Considered by the Greenbrook Special Committee and the Greenbrook Board”, “Description of the Arrangement—Recommendation of the Neuronetics Board”, and “Description of the Arrangement—Reasons Considered by the Neuronetics Board; Recommendation of the Neuronetics Share Issuance Proposal by the Neuronetics Board”. Achieving the benefits of the Arrangement depends in part on the ability of the Combined Company to effectively capitalize on its scale, scope and leadership, to realize the anticipated operating synergies, and to maximize the potential of its growth opportunities. A variety of factors, including those risk factors set forth in this Joint Proxy Statement/Circular and the documents incorporated by reference herein, may adversely affect the ability to achieve the anticipated benefits of the Arrangement.
The trading prices of the Greenbrook Shares and the Neuronetics Shares prior to the Effective Time and the trading price of the Neuronetics Shares following the Effective Time may be volatile.
The trading prices of the Greenbrook Shares and the Neuronetics Shares have been and may continue to be subject to, and following completion of the Arrangement the Neuronetics Shares may be subject to, material fluctuations and may increase or decrease in response to a number of events and factors, including:
•	sales or potential sales of substantial amounts of Neuronetics Shares;
•	announcements about Greenbrook, Neuronetics or, following completion of the Arrangement, the Combined Company, or about Greenbrook’s, Neuronetics’ or the Combined Company’s competitors, as applicable;
•	conditions in the industry in which Greenbrook, Neuronetics or the Combined Company operates;
•	governmental regulation and legislation;
•	variations in anticipated or actual operating results;
•	changes in securities analysts’ estimates of performance, or failure to meet analysts’ expectations;
•	changes in general economic trends, including current events affecting the economic situation in the United States and internationally;
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investor perception of Greenbrook’s, Neuronetics’ or, following completion of the Arrangement, the Combined Company’s industry or Greenbrook’s, Neuronetics’ or the Combined Company’s prospects, as applicable; and

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the issuance of additional equity securities by Greenbrook, Neuronetics or, following completion of the Arrangement, the Combined Company, as applicable, or the perception that such issuance may occur.

The Combined Company may be required to seek additional indebtedness.
The Combined Company may be required to draw down or incur additional indebtedness under the Perceptive Facility (as defined below) or other sources of debt financing. The additional indebtedness will increase the interest payable by the Combined Company from time to time until such amounts are repaid, which will represent an increase in the Combined Company’s cost and a potential reduction in its income. In addition, the Combined Company may need to find additional sources of financing to repay this amount when it becomes due. The Combined Company may not be able to secure suitable financing.
The Neuronetics Shares to be received by Greenbrook Shareholders as a result of the Arrangement will have different rights from the Greenbrook Shares.
Neuronetics is a Delaware corporation. Greenbrook is a company incorporated under the OBCA. Upon completion of the Arrangement, Greenbrook Shareholders will become Neuronetics Stockholders and their rights as Neuronetics Stockholders will be governed by the Neuronetics Organizational Documents and the Delaware

Law. Certain of the rights associated with Neuronetics Shares under the Delaware Law are different from the rights associated with Greenbrook Shares under the OBCA. For a discussion of the different rights associated with Neuronetics Shares, see Appendix “G” to this Joint Proxy Statement/Circular.
Neuronetics Stockholders or former Greenbrook Shareholders may be unable to enforce their rights against the Combined Company in Canada.
Neuronetics is located outside Canada and, following the Effective Time, certain of its directors and officers are expected to reside outside of Canada. Accordingly, it may not be possible for Neuronetics Stockholders or former Greenbrook Shareholders to effect service of process within Canada upon the Combined Company or the majority of its directors or officers, or to enforce judgments obtained in Canadian courts against the Combined Company or the majority of its directors or officers.
Significant demands will be placed on the Combined Company as a result of the Arrangement.
As a result of the pursuit and completion of the arrangement, significant demands will be placed on the managerial, operational and financial personnel and systems of the Combined Company. The Combined Company cannot provide any assurance that management of Neuronetics and the operations teams of Neuronetics and Greenbrook will be adequate to support the expansion of operations and associated increased costs and complexity following and resulting from the consummation of the Arrangement. The future operating results of the Combined Company will be affected by the ability of its officers and key employees to manage changing business conditions, integrate the acquisition of Greenbrook and implement a new business strategy that includes expanding Neuronetics therapeutic offerings to include esketamine nasal spray.
Neuronetics’ revenue has been concentrated among a small number of customers, and the Arrangement may impact Neuronetics’ relationship with competitors of Greenbrook.
A significant amount of Neuronetics’ revenue is derived from a limited number of customers, including current competitors of Greenbrook. Any material non-payment or non-performance by one of these customers, a significant downturn or deterioration in the business or financial condition of any of these customers, or any other event significantly negatively impacting a contractual relationship with one of these customers could adversely affect the financial condition and results of operations of the Combined Company.
There will be a concentration of ownership of the Combined Company’s Shares by Madryn, and Madryn may exert substantial influence over the Combined Company’s business, and the interest of Madryn may conflict with those interests of other Neuronetics Stockholders.
The Madryn Parties have agreed to convert all of the outstanding amounts under the Greenbrook Credit Agreement and all of the Convertible Notes into Greenbrook Shares prior to the Effective Date. As a result, it is currently expected that (i) Madryn and its affiliates will own approximately 95.3% of the Greenbrook Shares immediately prior to closing of the Arrangement and will receive approximately 95.3% of the Consideration Shares being issued to Greenbrook Shareholders at closing of the Arrangement, subject to adjustment for any Interim Period Funding and other customary adjustments; and (ii) Madryn and its affiliates will own approximately 41.0% of the Neuronetics Shares following the closing of the Arrangement.
Madryn has the right to appoint two directors to the Neuronetics Board at the Effective Time. Based on Madryn’s representation on the Combined Company Board and ownership position, Madryn will be able to exert substantial influence over the Combined Company’s business. Additionally, the interests of Madryn may be different from or conflict with the interests of the other Neuronetics Stockholders. This concentration of voting power with Madryn could delay, defer, or prevent a change of control, entrench management and the Combined Company Board, or delay or prevent a merger, consolidation, takeover, or other business combination involving the Combined Company on terms that other Neuronetics Stockholders may desire. In addition, conflicts of interest could arise in the future between the Combined Company, on the one hand, and Madryn, on the other hand, concerning potential competitive business activities, business opportunities, the issuance of additional securities and other matters.
The Combined Company’s failure to meet the continued listing requirements of Nasdaq could result in a delisting of the Neuronetics Shares.
The Neuronetics Shares are currently listed on Nasdaq. To maintain the listing of the Neuronetics Shares on Nasdaq, the Combined Company will be required to meet certain listing requirements, including, among others, a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”).

If the Combined Company fails to satisfy the continued listing requirements of Nasdaq, such as the corporate governance requirements or the Minimum Bid Price Requirement, Nasdaq may take steps to delist the Neuronetics Shares, which could have a materially adverse effect on the Combined Company’s ability to raise additional funds as well as the price and liquidity of the Neuronetics Shares. Such a delisting would likely have a negative effect on the price of the Neuronetics Shares and would impair the Combined Company’s ability to sell or purchase Neuronetics Shares when it wishes to do so. In the event of a delisting, the Combined Company could not provide assurances that any action taken by the Combined Company to restore compliance with listing requirements would allow the Neuronetics Shares to become listed again, stabilize the market price or improve the liquidity of the Neuronetics Shares, prevent the Neuronetics Shares from dropping below the Minimum Bid Price Requirement, or prevent future non-compliance with Nasdaq’s listing requirements.
Risks Related to Government Regulation
The Combined Company may be subject to additional federal, state and foreign fraud and abuse laws, health information privacy and security laws and transparency laws, which, if violated, could subject the Combined Company to substantial penalties. Additionally, any challenge to or investigation into the Combined Company’s practices under these laws could cause adverse publicity and be costly to respond to, and thus could harm the Combined Company’s business.
There are numerous U.S. federal and state laws pertaining to healthcare fraud and abuse, including anti-kickback, beneficiary inducement, false claims and transparency laws. The Combined Company’s business practices and relationships with providers, patients and third-party payors will be subject to scrutiny under these laws. The Combined Company may also be subject to patient information privacy and security regulation by both the federal government in addition to the states and foreign jurisdictions in which the Combined Company will conduct its business. The healthcare laws and regulations that may affect the Combined Company’s ability to operate include:
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Federal beneficiary inducement civil monetary penalties laws prohibit the provision of something of value to influence the selection of a particular provider, supplier or practitioner for items or services reimbursable under the federal Medicare and Medicaid programs. Violations may incur fines or exclusion from billing federal healthcare programs.

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There are states in which the Combined Company will operate that have laws that prohibit business entities from directly practicing medicine, employing physicians or other healthcare professionals to practice healthcare and/or exercising control over clinical decisions by physicians or other healthcare professionals (known generally as the prohibition on corporate practice of medicine). In addition, various state laws also prohibit entities from engaging in certain financial arrangements, such as splitting or sharing a physician’s professional fees. These laws are intended to avoid interference with or undue influence of a physician’s professional judgment. The laws of some other states do not prohibit non-physician entities from employing physicians to practice medicine but may retain a ban on some types of fee-splitting arrangements. Corporate practice of medicine and fee splitting laws vary from state to state and are not always consistent among states. In some states these prohibitions are set forth in a statute or regulation, while in other states the prohibition is a matter of judicial or regulatory interpretation. Decisions and activities beyond those directly related to the delivery of healthcare, such as scheduling, contracting, setting rates and the hiring and management of non-clinical personnel, may also implicate the restrictions on the corporate practice of medicine in some states. The consequences of violating the corporate practice of medicine laws vary by state and may result in physicians being subject to disciplinary action, as well as the forfeiture of revenues from payors for services rendered. For lay entities, violations may also bring both civil and, in more extreme cases, criminal liability for engaging in medical practice without a license. Some of the relevant laws, regulations and agency interpretations in states with corporate practice of medicine restrictions have been subject to limited judicial and regulatory interpretation. In limited cases, courts have required management services companies to divest or reorganize structures deemed to violate corporate practice restrictions. Moreover, these state laws are subject to change. While Greenbrook and Neuronetics believe that the Combined Company will be in substantial compliance with state laws prohibiting the corporate practice of medicine and fee-splitting, other parties may assert that, despite the way the Combined Company will be structured, the Combined Company could be engaged in the corporate practice of medicine and/or unlawful fee-splitting. In this event, failure to comply could lead to adverse judicial or administrative action against the Combined Company and/or the Combined Company’s contracted physician practices, overpayment demands, civil or criminal penalties, receipt of cease and desist orders from state regulators, loss of provider licenses, and/or the need to make changes to the terms of engagement of the Combined Company’s contracted physician practices that interfere with the Combined Company’s business, each of which could have a material adverse impact on the Combined Company’s business, results of operations and financial condition.
•
The federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)) (the “Anti-Kickback Statute”) is a criminal statute that prohibits healthcare providers and others from directly or indirectly soliciting, receiving, offering or paying any remuneration, in cash or in kind, as an inducement or reward for using, referring, ordering, recommending or arranging for referrals or orders of services or other items paid in whole or in part by a government healthcare program. The Anti-Kickback Statute may be found to have been violated if at least one purpose of the remuneration is to induce or reward referrals. An individual is not required to have actual knowledge or specific intent to commit a violation of the Anti-Kickback Statute to be found guilty of violating the law.

The Office of Inspector General of the United States Department of Health and Human Services has issued safe harbor regulations that protect certain types of common arrangements from prosecution or sanction under the Anti-Kickback Statute. Other types of arrangements may be protected under statutory exceptions. According to the Office of Inspector General, arrangements that comply with a safe harbor are immune from prosecution under the Anti-Kickback Statute. All the conditions of a safe harbor must be met for it to apply; substantial compliance is not sufficient. The fact that conduct or a business arrangement does not fall within a safe harbor does not automatically render the conduct or business arrangement illegal under the Anti-Kickback Statute. However, conduct and business arrangements falling outside the safe harbors may lead to increased scrutiny by government enforcement authorities.
Where the Anti-Kickback Statute has been violated, the government may proceed criminally or civilly. If the government proceeds criminally, a violation of the Anti-Kickback Statute is a felony that is punishable by up to ten years imprisonment, a fine, and mandatory exclusion from participation in all federal health care programs. If the government proceeds civilly, it may impose civil monetary penalties per violation, among other penalties. In addition, a claim that includes items or services resulting from a violation of the Anti-Kickback Statute constitutes a false claim for purposes of the federal False Claims Act (the “FCA”).
Although the Combined Company believes that its financial arrangements with physicians and other referral sources comply with current law and available interpretative guidance, as a practical matter it is not always possible to structure our arrangements so as to fall squarely within an available Anti-Kickback Statute safe harbor. Where that is the case, compliance with the Anti-Kickback Statute is evaluated on a case-by-case basis. The Combined Company cannot guarantee that applicable regulatory authorities will not assert and/or determine that these financial arrangements violate the Anti-Kickback Statute or other applicable laws, including state anti-kickback laws. The failure to comply with the Anti-Kickback Statute could lead to adverse judicial or administrative action against the Combined Company, overpayment demands, civil or criminal penalties, and exclusion from participation in Federal health care programs, each of which could have a material adverse impact on the Combined Company’s business, results of operations and financial condition.
•
The federal Physician Self-Referral Law, also known as the Stark Law, prohibits physicians from referring Medicare and Medicaid patients to healthcare entities with which they or any of their immediate family members have a financial relationship for the furnishing of any “designated health services”, unless certain exceptions apply. The Stark Law is a strict liability statute, meaning that no intent is required to violate the law, and even a technical violation may lead to significant penalties. A violation of the Stark Law, including schemes to circumvent the Stark Law, may result in a denial of Medicare or Medicaid payment, required refunds to the Medicare or Medicaid programs and/or the imposition of civil monetary penalties for each claim knowingly submitted in violation of the Stark Law. A violation of the Stark Law may also result in liability under the FCA. There are ownership and compensation arrangement exceptions for many customary financial arrangements between physicians and entities, including the employment exception, personal service arrangements exception, lease exception and certain recruitment exceptions, among others. The Combined Company believes that the TMS therapy services furnished by the physician practices with which the Combined Company contracts do not implicate the Stark Law because they do not constitute “designated health services.” However, it is possible that the federal government could designate TMS therapy services or additional service lines offered by the Combined Company as “designated health services” in the future, which might require the Combined Company to restructure its arrangements with physicians.
•
The FCA provides the government a tool to pursue healthcare providers for submitting false claims or requests for payment for healthcare items or services. Under the FCA, the government may penalize any person or entity that, among other things, knowingly submits, or causes the submission of, false or fraudulent claims for payment to the federal government or knowingly and improperly avoids or decreases an obligation to pay money to the federal government. The federal government has widely used the FCA to prosecute Medicare and other federal health care program fraud, such as billing for services not provided or not supported by appropriate documentation, submitting false cost reports, and providing care that is not medically necessary or that is substandard in quality. Claims for services or items rendered in violation of the Anti-Kickback Statute or the Stark Law are also a basis for liability under the FCA. The FCA is also implicated by the knowing failure to report and return an identified overpayment to the Medicare or Medicaid programs within 60 days of identifying the overpayment or by the date a corresponding cost report is due, whichever is later.

Violations of the FCA are punishable by significant monetary penalties for each fraudulent claim plus three times the amount of damages sustained by the government. In addition, under the qui tam, or whistleblower, provisions of the FCA, private parties may bring actions under the FCA on behalf of the federal government. These private parties, known as relators, are entitled to share in any amounts recovered by the government, and, as a result, whistleblower lawsuits have increased significantly in recent years. Even if federal enforcement authorities decide not to pursue a case brought by a relator, the relator may in certain circumstances continue to pursue the case on its own. Many states have similar false claims statutes that impose liability for the types of acts prohibited by the FCA or that otherwise prohibit the submission of false or fraudulent claims to the state government or Medicaid program. Any FCA action brought against the Combined Companies, even if successfully defended, could result in significant legal expenses and divert attention from the operation of the Combined Company’s business.
In addition to the FCA, the federal government may use several criminal laws, such as the federal mail fraud, wire fraud or healthcare fraud statutes, to prosecute the submission of false or fraudulent claims for payment to the federal government. Most states have also adopted generally applicable insurance fraud statutes and regulations that prohibit healthcare providers from submitting inaccurate, incorrect or misleading claims to private insurance companies. The Combined Companies believe that they have implemented safeguards and procedures to complete claim forms and requests for payment in an accurate manner and to operate in compliance with applicable laws. However, the possibility of billing or other errors can never be completely eliminated, and the Combined Companies cannot guarantee that the federal government, a state government, or a qui tam relator, upon audit or review, would not take the position that billing or other errors, should they occur, are violations of the FCA.
•
The administrative simplification provisions of the Health Insurance Portability and Accountability Act (“HIPAA”), as amended by the Health Information Technology for Economic and Clinical Health Act (“HITECH”), require the use of uniform electronic data transmission standards for healthcare claims and payment transactions submitted or received electronically. These provisions are intended to encourage electronic commerce in the healthcare industry. HIPAA, HITECH and their respective implementing regulations also established federal rules relating to the privacy and security of individually identifiable protected health information (“PHI”). The privacy regulations under HIPAA govern the use and disclosure of PHI and the rights of patients to be informed about and control how such PHI is used and disclosed. The HIPAA security regulations require healthcare providers to implement administrative, physical and technical safeguards to protect the confidentiality, integrity and availability of electronic PHI. Concerns regarding compliance with the HIPAA privacy and security regulations have been an area of increased focus and enforcement by regulators in the Department of Health and Human Services Office for Civil Rights. Violations of HIPAA can result in both criminal and civil fines and penalties.

Among other things, HITECH strengthened certain HIPAA rules regarding the use and disclosure of PHI, extended certain HIPAA provisions to business associates and created security breach notification requirements, including notifications to the individuals affected by the breach, the Department of Health and Human Services, and in certain cases, the media. HITECH has also increased maximum civil and criminal penalties for violations of HIPAA. The Combined Companies believe that they have been in material compliance with the HIPAA regulations and have developed policies and procedures to ensure ongoing compliance, although they cannot guarantee that any contracted physician practices will not be subject to fines or penalties as a result of erroneous disclosures, security incidents or breaches.
Risks Related to Taxes
The Arrangement may limit Neuronetics’ ability to use tax attributes and tax credit carryforwards.
Under Section 382 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and corresponding provisions of state law, if a corporation undergoes an “ownership change”, which is generally defined as a greater than 50 percentage point change, by value, in its equity ownership over a three-year period, the corporation’s ability to use its pre-change net operating loss carryforwards and other pre-change tax attributes to offset its post-change income may be limited. Neuronetics may have experienced ownership changes in the past. Neuronetics may also experience ownership changes in the future as a result of subsequent shifts in Neuronetics’ stock ownership, some of which may be outside of Neuronetics’ control. In addition, the Arrangement, if consummated, may also constitute an ownership change (within the meaning of Section 382 of the Code) which could eliminate or otherwise substantially limit Neuronetics’ ability to use its pre-change net operating loss carryforwards and other pre-change tax attributes.
If an ownership change occurred or occurs and Neuronetics’ ability to use Neuronetics’ historical net operating loss and tax credit carryforwards is materially limited (or entirely eliminated), or if Neuronetics’ research and development carryforwards are adjusted, it would harm Neuronetics’ future operating results by effectively increasing Neuronetics’ future tax obligations. For taxable years beginning after December 31, 2020, deductions for federal net operating losses arising in taxable years beginning after December 31, 2017, may only offset 80% of taxable income.
The Greenbrook Debt Conversion may result in U.S. and/or Canadian taxable income to Greenbrook and significantly reduce Greenbrook’s tax attributes.
Prior to the Arrangement, existing debt holders of Greenbrook will convert their debt into Greenbrook Shares. The Greenbrook Debt Conversion may result in cancellation of debt income for U.S. income tax purposes and an income inclusion under the debt forgiveness rules for Canadian income tax purposes. Greenbrook believes that it has sufficient tax attributes to offset such tax liability or prevent such income inclusion, as applicable, in the U.S. and Canada. However, there can be no assurance that the United States Internal Revenue Service (the “IRS”) or the Canada Revenue Agency (the “CRA”) will agree with or not otherwise challenge this position, in which case the Greenbrook Debt Conversion may result in significant tax liability. Additionally, for purposes of the Tax Act, in general terms, where control of a corporation is acquired or deemed to be acquired, as is expected to apply to Greenbrook as a result of the Arrangement, the corporation is subject to a “loss restriction event”, and the corporation’s net operating loss carryforwards, other losses and certain other tax attributes (in the case of Greenbrook, those that have not been applied to prevent the income inclusion incurred under the Canadian debt forgiveness rules described above) will be subject to limitation and possibly elimination for purposes of the Tax Act following completion of the Arrangement. Similar rules are expected to apply for Canadian provincial purposes and are not addressed herein.

GENERAL INFORMATION CONCERNING THE GREENBROOK MEETING AND VOTING
Date, Time and Place
The Greenbrook Meeting will be held online on [•], 2024 at [•] [a.m./p.m.] (Eastern time) via live audio webcast at www.virtualshareholdermeeting.com/GTMS2024SM. Online check-in will begin at [•] [a.m./p.m.] (Eastern time), and Greenbrook encourages you to allow ample time for the online check-in procedures. To participate in the Greenbrook Meeting, Greenbrook Shareholders will need their unique 16-digit control number included on their Greenbrook form of proxy or voting instruction form, as applicable.
Purpose of the Greenbrook Meeting
At the Greenbrook Meeting, Greenbrook Shareholders will be asked to consider and, if deemed advisable, to pass, with or without variation, the Greenbrook Arrangement Resolution, the full text of which is set forth in Appendix “C” approving: (i) the Arrangement, pursuant to which Neuronetics will, among other things, acquire all of the issued and outstanding Greenbrook Shares, all as more particularly described in this Joint Proxy Statement/Circular, including in “The Arrangement Agreement and Related Agreements”; and (ii) the conversion of the outstanding amount owing under the Greenbrook Credit Agreement, into fully paid and non-assessable Greenbrook Shares pursuant to the TL Conversion Agreement, all as more particularly described in this Joint Proxy Statement/Circular, including under “The Arrangement Agreement and Related Agreements—Term Loan Exchange Agreement”.
Recommendation of the Greenbrook Board
After consultation with its financial and legal advisors and the recommendation of the Greenbrook Special Committee, the Greenbrook Board has unanimously determined that the Arrangement is in the best interests of Greenbrook and Greenbrook Shareholders and that the consideration to be received by the Greenbrook Shareholders pursuant to the Arrangement is fair to such holders. In addition, A.G.P., Greenbrook’s independent financial advisor, has rendered the A.G.P. Fairness Opinion to the Greenbrook Board and the Greenbrook Special Committee that as of August 11, 2024, based upon and subject to the assumptions, limitations and qualifications set forth in the A.G.P. Fairness Opinion, the consideration to be received by Greenbrook Shareholders pursuant to the Arrangement is fair, from a financial point of view, to Greenbrook Shareholders. See “Description of the Arrangement—Fairness Opinion of A.G.P./Alliance Global Partners”.
Accordingly, the Greenbrook Board unanimously recommends that Greenbrook Shareholders vote FOR the Greenbrook Arrangement Resolution.
Record Date and Entitlement to Vote
The record date for determining the Greenbrook Shareholders entitled to receive notice of and to vote at the Greenbrook Meeting is [•], 2024. Only Greenbrook Shareholders of record as of the close of business (Eastern time) on the Greenbrook Record Date are entitled to receive notice of and to vote at the Greenbrook Meeting.
Solicitation of Proxies
This Joint Proxy Statement/Circular is furnished by management of Greenbrook in connection with the solicitation of proxies for use at the Greenbrook Meeting to be held online on [•], 2024 at [•] [a.m./p.m.] (Eastern time) via live audio webcast at www.virtualshareholdermeeting.com/GTMS2024SM, and at any postponements or adjournments of the Greenbrook Meeting. To participate in the Greenbrook Meeting, Greenbrook Shareholders will need their unique 16-digit control number included on their Greenbrook form of proxy or voting instruction form, as applicable.
The solicitation of proxies by this Joint Proxy Statement/Circular is being made by or on behalf of management of Greenbrook. It is expected that the solicitation will be made primarily by mail, but proxies may also be solicited by telephone, over the internet or in writing. The cost of the solicitation will be borne by Greenbrook.
Quorum
The presence at the opening of the Greenbrook Meeting of one person who is entitled to vote either as a Greenbrook Shareholder or as a proxyholder and holding or representing not less than 33 1⁄3% of the outstanding Greenbrook Shares entitled to vote at the Greenbrook Meeting as of the Greenbrook Record Date will constitute a quorum for the transaction of business at the Greenbrook Meeting. In general, Greenbrook Shares represented by a properly signed and returned Greenbrook form of proxy, or properly voted by internet or telephone, or voted by your broker will be counted as Greenbrook Shares present and entitled to vote at the Greenbrook Meeting for purposes of determining a quorum. Greenbrook Shares represented by proxies marked “Abstain” and “broker non-votes” are also counted in determining whether a quorum is present.
Persons Entitled to Vote
Only Registered Greenbrook Shareholders and duly appointed proxyholders are entitled to vote at the Greenbrook Meeting. Each Registered Greenbrook Shareholder has one vote for each Greenbrook Share held at the close of business on the Greenbrook Record Date. As of the Greenbrook Record Date, there were [•] Greenbrook Shares outstanding. Non-registered Greenbrook Shareholders who have not made arrangements for the due appointment of themselves as proxyholder will not be able to vote at the Greenbrook Meeting but may attend the Greenbrook Meeting and ask questions.
Required Vote
The vote required to approve the Greenbrook Arrangement Resolution listed herein assumes the presence of a quorum at the Greenbrook Meeting.

No.	Proposal	Votes Necessary
1.	Greenbrook Arrangement Resolution
Approval requires (i) the affirmative vote of at least two-thirds (66 2/3%) of the votes cast on the Greenbrook Arrangement Resolution by Greenbrook Shareholders present at the virtual meeting or represented by proxy at the Greenbrook Meeting voting together as a single class (including the Greenbrook Shares held by Madryn and its affiliates) and (ii) a simple majority (more than 50%) of the votes cast on the Greenbrook Arrangement Resolution by the Greenbrook Shareholders present at the virtual meeting or represented by proxy at the Greenbrook Meeting, excluding, for the purpose of (ii), the votes attached to the 6,363,636 Greenbrook Shares held by Madryn and its affiliates, the 832,500 Greenbrook Shares held by Bill Leonard and the Greenbrook Shares held by any other Greenbrook Shareholders required to be excluded under MI 61-101.

Abstentions and broker non-votes will not be treated as votes cast, and therefore will have no effect on the outcome of the vote.
Voting Instructions
Registered Greenbrook Shareholders
Registered Greenbrook Shareholders may wish to vote by proxy whether or not they are able to attend the Greenbrook Meeting. Registered Greenbrook Shareholders may choose one of the following options to submit their vote:

Internet:
Visit www.proxyvote.com or scan the QR code on the form of proxy to access the website and follow the instructions on screen. You will need your 16-digit control number (located on both sides of the form of proxy) to identify yourself to the system. If you are voting through the internet, all required information must be entered by [•] [a.m./p.m.] (Eastern time) on [•], 2024 or two business days immediately preceding any adjournment or postponement of the Greenbrook Meeting.

Phone:
Call 1-800-474-7493 (English) or 1-800-474-7501 (French) and follow the instructions. You will need your 16-digit control number (located on the front of the form of proxy) to identify yourself to the system. If you are voting by telephone, all required information must be entered by [•] [a.m./p.m.] (Eastern time) on [•], 2024. If you vote by telephone, you cannot appoint anyone other than the directors named on your proxy form as your proxyholder.

Mail:
Complete, date and sign the enclosed form of proxy and return it to Broadridge at: Data Processing Centre, P.O. Box 3700 STN Industrial Park, Markham, Ontario, Canada L3R 9Z9, in the envelope provided so that it arrives no later than [•] [a.m./p.m.] (Eastern time) on [•], 2024. This will ensure your vote is recorded.

Virtually at the Meeting:
Registered Greenbrook Shareholders and duly appointed proxyholders can vote at the appropriate times by completing a ballot online during the Greenbrook Meeting. It is anticipated that once voting has opened during the Greenbrook Meeting, the Greenbrook Arrangement Resolution and voting choices will be displayed and you will be able to vote by selecting your voting choices from the options shown on the screen. You must click submit for your vote to be counted.

In all cases, Registered Greenbrook Shareholders must ensure the Greenbrook form of proxy is received at least 48 hours (excluding non-business days) before the Greenbrook Meeting, or any postponement or adjournment thereof, at which the Greenbrook form of proxy is to be used.
Beneficial Greenbrook Shareholders
These meeting materials are being sent to both registered and non-registered Greenbrook Shareholders. If you are a non-registered Greenbrook Shareholder and Greenbrook or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.
There are two kinds of Beneficial Greenbrook Shareholders: those who have objected to their name being made known to Greenbrook (“Objecting Beneficial Owners” or “OBOs”) and those who have not objected (“Non-Objecting Beneficial Owners” or “NOBOs”).
Greenbrook can request and obtain a list of its NOBOs from intermediaries via its transfer agent and can use this NOBO list for distribution of proxy-related materials directly to NOBOs. Greenbrook has decided not to directly send proxy-related materials to its NOBOs. If you are a NOBO, your intermediary will have provided to you a voting instruction form. Please return your instructions as specified in the voting instruction form. NOBOs that wish to attend the Greenbrook Meeting and vote in person (or appoint someone else to attend the Greenbrook Meeting and vote on such NOBOs’ behalf) can appoint themselves (or someone else) as a proxyholder by following the applicable instructions on the voting instruction form.
Applicable regulatory policy requires intermediaries to seek voting instructions from Beneficial Greenbrook Shareholders. Every intermediary has its own mailing procedures and provides its own return instructions to clients. However, the majority of intermediaries now delegate responsibility for obtaining instructions from clients to Broadridge. Broadridge typically mails its voting instruction form, which may be scanned, in lieu of the form of proxy. Beneficial Greenbrook Shareholders will be requested to complete and return the voting instruction form to Broadridge by mail. Alternatively, Beneficial Greenbrook Shareholders can call a toll-free telephone number or access the internet to vote. The toll-free number and website will be provided by Broadridge on its voting instruction form. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Greenbrook Shares to be represented at the Greenbrook Meeting. A Beneficial Greenbrook Shareholder cannot use a voting instruction form to vote Greenbrook Shares directly at the Greenbrook Meeting, as the voting instruction form must be returned as directed by Broadridge in advance of the Greenbrook Meeting in order to have the Greenbrook Shares voted.
Greenbrook may utilize Broadridge’s QuickVoteTM service to assist eligible holders with voting their Greenbrook Shares over the telephone.
Greenbrook will arrange for copies of its meeting materials for the Greenbrook Meeting to be delivered to OBOs and is responsible for paying the fees and costs of intermediaries for their services in delivering proxy-related materials to OBOs in accordance with National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer. Applicable regulatory policy requires intermediaries to whom meeting materials have been sent to seek voting instructions from OBOs in advance of the Greenbrook Meeting. Every intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by OBOs in order to ensure that their Greenbrook Shares are voted at the Greenbrook Meeting. Often, the form of proxy supplied to an OBO by its intermediary is identical to that provided to Registered Greenbrook Shareholders. However, its purpose is limited to instructing the Registered Greenbrook Shareholder how to vote on behalf of the OBO. OBOs are requested to complete and return the voting instruction form in accordance with the instructions set out on that form. The voting instruction form must be returned as directed well in advance of the Greenbrook Meeting in order to have the Greenbrook Shares voted. OBOs that wish to attend the Greenbrook Meeting and vote in person (or appoint someone else to attend the Greenbrook Meeting and vote on such OBOs’ behalf) can appoint themselves (or someone else) as proxyholder by following the applicable instructions.
Beneficial Greenbrook Shareholders are not entitled, as such, to vote online at the Greenbrook Meeting or to deliver a Greenbrook form of proxy. Beneficial Greenbrook Shareholders should carefully follow the voting instructions they receive, including those on how and when voting instructions are to be provided, in order to have their Greenbrook Shares voted at the Greenbrook Meeting.
Beneficial Greenbrook Shareholders located in the United States who wish to attend, submit questions or vote at the Greenbrook Meeting or, if permitted, appoint a third party as their proxyholder, must obtain a valid legal proxy from their intermediary. Beneficial Greenbrook Shareholders located in the United States must follow the instructions from their intermediary included with the legal proxy form and the voting instruction form sent to them, or contact their intermediary to request a legal proxy form if they have not received one. The legal proxy form will be mailed to the person and address written on the voting instruction form. After obtaining a valid legal proxy from their intermediary, Beneficial Greenbrook Shareholders located in the United States must then submit such legal proxy to Broadridge. Requests for registration from Beneficial Greenbrook Shareholders must be sent online by entering the 16-digit control number located on the Voter Information Form on [•] and checking the box to “Request a Legal Proxy” or with a written request for a “Legal Proxy” sent by courier to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The written request must include the request for “Legal Proxy”, the Beneficial Greenbrook Shareholder’s full name, address and 16-digit voting control number. Requests, whether received online or via courier, must be received by no later than [•] [a.m./p.m.] (Eastern time) on [•], 2024. Sufficient time must be given to Broadridge for the mailing and return of the legal proxy by this deadline.
Participation at the Greenbrook Meeting
Greenbrook is holding the Greenbrook Meeting in a virtual-only format, which will be conducted via live audio webcast online at www.virtualshareholdermeeting.com/GTMS2024SM. Greenbrook Shareholders will not be able to attend the Greenbrook Meeting in person. Participating at the Greenbrook Meeting online enables Registered Greenbrook Shareholders and duly appointed proxyholders (including those acting in accordance with the voting instructions received from Beneficial Greenbrook Shareholders) to vote at the appropriate times during the Greenbrook Meeting.
To log in to the Greenbrook Meeting online, visit www.virtualshareholdermeeting.com/GTMS2024SM on your smart phone, tablet or computer and check-in using the 16-digit control number included on your Greenbrook form of proxy or voting instruction form, as applicable. You should ensure you have a strong, preferably high-speed, internet connection wherever you intend to participate in the Greenbrook Meeting. The Greenbrook Meeting will begin promptly at [•] [a.m./p.m.] (Eastern time) on [•], 2024; however, it is recommended that you access the Greenbrook Meeting link online at least 30 minutes prior to the commencement of the Greenbrook Meeting and test your compatibility using the “Click Here” prompt and if necessary upgrade the media player on your device. You will be able to log in 15 minutes before the Greenbrook Meeting starts. To log in, click on one of the following choices:

Greenbrook Shareholders:
enter the 16-digit control number located on your Greenbrook form of proxy or voting instruction form. Registered Greenbrook Shareholders and Beneficial Greenbrook Shareholders will be entitled to attend the Greenbrook Meeting and ask questions, however, only Registered Greenbrook Shareholders and duly appointed proxyholders will be able to vote at the Greenbrook Meeting; or

Proxyholders/Appointees:	follow the instructions including entering the “Appointee Name” and “Appointee Identification Number” as it was provided by the Greenbrook Shareholder and click submit.

When successfully authenticated, the information screen will be displayed. You can view information about Greenbrook, ask questions, vote (where applicable) and listen to the live audio webcast.
Even if you plan to attend the Greenbrook Meeting, Greenbrook recommends that you vote in advance, so that your vote will be counted if you later decide not to attend the Greenbrook Meeting.
For any technical difficulties experienced during the check-in process or during the Greenbrook Meeting, please call the technical support number that will be posted on the Greenbrook Meeting log-in page for assistance.
Submitting Questions during the Greenbrook Meeting
Greenbrook recognizes the importance of Greenbrook Shareholders being able to ask questions in a virtual meeting format. At the Greenbrook Meeting, Registered Greenbrook Shareholders and duly appointed proxyholders, regardless of geographic location, will be able to participate and have an equal opportunity to ask questions, and vote in real time at the Greenbrook Meeting, provided they are connected to the internet and have logged in to the online platform accessible at www.virtualshareholdermeeting.com/GTMS2024SM.
Greenbrook expects to hold, to the extent feasible and practical, a live question and answer session in connection with the Greenbrook Meeting. Greenbrook intends that shareholder participation at the Greenbrook Meeting will be comparable to that which a shareholder could reasonably expect if they were attending an in-person meeting. There will be a helpline for technical assistance on the registration page of the Greenbrook Meeting. Questions will be sent to be moderated before being sent to the Chair of the Greenbrook Meeting. Greenbrook reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to the Greenbrook Meeting matters or are otherwise inappropriate.
Appointment of Proxyholders
A proxy is a document that authorizes someone else to attend the Greenbrook Meeting and cast the votes for a Registered Greenbrook Shareholder. Greenbrook Shareholders who are unable to attend the Greenbrook Meeting virtually and vote may still vote by appointing a proxyholder.
A Greenbrook Shareholder has the right to appoint a person (who need not be a Greenbrook Shareholder) to represent the Greenbrook Shareholder at the Greenbrook Meeting other than the persons designated in the Greenbrook form of proxy. To do so, you can appoint either yourself or such other person (other than the named proxyholders) online at [•] using the 16-digit control number provided on the Greenbrook form of proxy or voting instruction form, as this will reduce the risk of any mail disruptions in the current environment and will allow you to share the unique “Appointee Information” you have created with the person you have appointed to represent you at the Greenbrook Meeting more easily. If you do not designate a proxyholder or appointee when completing your Greenbrook form of proxy, or if you do not provide the exact “Appointee Identification Number” and “Appointee Name” to any other person (other than the named proxyholders) who has been appointed to access and vote at the Greenbrook Meeting on your behalf, that other person will not be able to access the meeting and vote on your behalf.
If you are a non-registered Greenbrook Shareholder and wish to virtually attend the Greenbrook Meeting, participate or vote at the Greenbrook Meeting, you have to insert your own name in the space provided on the voting instruction form sent to you by your intermediary AND appoint yourself as your proxyholder, as described above. By doing so, you are instructing your intermediary to appoint you as proxyholder.
Voting of Proxies
If you have properly filled out, signed and delivered your proxy, then your proxyholder can vote your Greenbrook Shares for you at the Greenbrook Meeting. The Greenbrook Shares represented by the proxy will be voted or withheld from voting in accordance with the instructions of the Greenbrook Shareholder on any ballot that may be called for and, if the Greenbrook Shareholder specifies a choice with respect to any matter to be acted upon, the Greenbrook Shares will be voted accordingly. If you sign and return your Greenbrook form of proxy without designating a proxyholder and do not give voting instructions, the Greenbrook Shares represented by such proxy will be voted FOR the Greenbrook Arrangement Resolution.
The enclosed Greenbrook form of proxy confers discretionary authority upon the proxy nominee with respect to any amendments or variations to the matters identified in the Notice of Special Meeting of the Greenbrook

Shareholders and any other matters which may properly come before the Greenbrook Meeting. If any such amendments or variations are proposed to the matters described in the Notice of Special Meeting of the Greenbrook Shareholders or if any other matters properly come before the Greenbrook Meeting, the proxyholder may vote your Greenbrook Shares as he or she considers best. The Greenbrook Board is not currently aware of any amendments to the matters to be presented for action at the Greenbrook Meeting or of any other matters to be presented for action at the Greenbrook Meeting.
Revocation of Proxies
If you are a Registered Greenbrook Shareholder and wish to revoke your proxy, you may revoke a vote you made by proxy by:
•
voting again online at www.proxyvote.com or by completing and signing a proxy bearing a later date and depositing it in accordance with the instructions on the form of proxy, which will revoke any proxy you previously submitted;

•	voting at the Greenbrook Meeting virtually by submitting an online ballot through the live webcast platform, which will revoke any proxy you previously submitted; or
•
making a request in writing stating that you wish to revoke your proxy, before any vote in respect of which the proxy has been given or taken. The written request can be from you or your authorized attorney or by electronic signature to the extent permitted by applicable law. This statement must be deposited at the registered office of Broadridge at the address listed below no later than [•] [a.m./p.m.] (Eastern time) on [•], 2024, or two business days immediately preceding any adjournment or postponement of the Greenbrook Meeting, or delivered in any other manner provided by law.

Broadridge Investor Communications Corporation Data Processing Centre P.O. Box 3700 STN Industrial Park Markham, Ontario, Canada L3R 9Z9

If you are a Beneficial Greenbrook Shareholder and wish to revoke your proxy, please contact your intermediary well in advance of the Greenbrook Meeting.
Greenbrook Voting and Support Agreements
Simultaneously with the execution of the Arrangement Agreement, the Greenbrook Locked-Up Parties (solely in their respective capacities as Greenbrook Shareholders) who collectively beneficially owned or controlled approximately 48.7% of the voting power of the Greenbrook Shares outstanding as of August 11, 2024 (on a non-diluted basis and after taking into account the previously announced cancellation of 11,634,660 outstanding Greenbrook Shares that was completed on August 16, 2024), entered into the Greenbrook Voting and Support Agreements, pursuant to which the Greenbrook Locked-Up Parties agreed, among other things, to vote their Greenbrook Shares, including any Greenbrook Shares acquired by the Greenbrook Locked-Up Parties subsequent to the date of the Greenbrook Voting and Support Agreements, for the Greenbrook Arrangement Resolution and any other matter necessary for the consummation of the transactions contemplated by the Arrangement Agreement. In the event that the Madryn Parties convert all or a portion of the outstanding amounts under the Greenbrook Credit Agreement or the Convertible Notes held by the Madryn Parties prior to the Greenbrook Meeting, the Madryn Parties will be required to vote any Greenbrook Shares received on such conversion for the Greenbrook Arrangement Resolution at the Greenbrook Meeting. See “The Arrangement Agreement and Related Agreements — Convertible Note Agreement”. Pursuant to the Greenbrook Voting and Support Agreements entered into by the Madryn Parties (the “Madryn Voting and Support Agreements”), the Madryn Parties are permitted to terminate the Madryn Voting and Support Agreements if, among other things, prior to the Greenbrook Meeting, Madryn receives an unsolicited bona fide written Greenbrook Acquisition Proposal and Madryn determines in good faith that such Greenbrook Acquisition Proposal constitutes a Greenbrook Enhanced Superior Proposal. The Greenbrook Voting and Support Agreements terminate upon the occurrence of certain events, including the Effective Date or the termination of the Arrangement Agreement in accordance with its terms.

The foregoing is a summary of the principal terms of the Greenbrook Voting and Support Agreements. This summary does not purport to be complete and is qualified in its entirety by the complete text of the Greenbrook Voting and Support Agreements, copies of each which are available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.
Voting Securities and Principal Greenbrook Shareholders
On the Greenbrook Record Date, there were [•] outstanding Greenbrook Shares. Each Greenbrook Share carries the right to one vote.
On the Greenbrook Record Date, directors and executive officers of Greenbrook and their affiliates beneficially owned and had the right to vote [•] Greenbrook Shares, representing [•]% of the total outstanding Greenbrook Shares.
The following table lists those persons who own, or are known to Greenbrook to own, beneficially, or control or have direction over, directly or indirectly, more than 10% of the issued and outstanding Greenbrook Shares of Greenbrook as of the Greenbrook Record Date.

Name	Number of Greenbrook Shares Owned	Percentage of Total Shares
Madryn Asset Management, LP	6,363,636	[•]%
Greybrook Health Inc.	7,000,424	[•]%
Michael Masters	4,327,269	[•]%

Please see “Principal Securityholders of Greenbrook” for further information.
Greenbrook Dissenting Shareholders’ Rights
Registered Greenbrook Shareholders will have the right to dissent with respect to the Greenbrook Arrangement Resolution. If the Arrangement becomes effective, any Registered Greenbrook Shareholder that dissents and complies with the applicable provisions of the OBCA, as amended or supplemented by the Plan of Arrangement, the Interim Order and the Final Order, will be entitled to be paid the fair value of the Greenbrook Shares in respect of which it has exercised dissent rights. Any dissenting Greenbrook Shareholder that wishes to exercise dissent rights must exercise its dissent rights in respect of all of its Greenbrook Shares. This right to dissent is described in this Joint Proxy Statement/Circular and in the Plan of Arrangement which is attached to this Joint Proxy Statement/Circular as Appendix “B”. If you are a Registered Greenbrook Shareholder and want to dissent in respect of the Greenbrook Arrangement Resolution, you must provide a written dissent notice to Greenbrook TMS Inc. at 890 Yonge Street, 7th Floor, Toronto, Ontario, Canada, M4W 3P4, Attention: Peter Willett, by e-mail at pwillett@greenbrooktms.com with a copy to Torys LLP, 79 Wellington Street West, 30th Floor, Box 270, TD South Tower, Toronto, Ontario, Canada M5K 1N2, Attention: Robbie Leibel, by e-mail at rleibel@torys.com, not later than [•] [a.m./p.m.] (Eastern time) on the date that is two business days immediately prior to the Greenbrook Meeting. If you do not strictly comply with this requirement, you could lose your right to dissent.
Greenbrook Arrangement Resolution
At the Greenbrook Meeting, Greenbrook Shareholders will be asked to consider and vote on (i) the Greenbrook Arrangement Resolution, a copy of which is attached as Appendix “C” to this Joint Proxy Statement/Circular, approving (i) the Arrangement and (ii) the conversion of the outstanding amount owing under the Greenbrook Credit Agreement into fully paid and non-assessable Greenbrook Shares pursuant to the TL Conversion Agreement.
For more information regarding the Arrangement, see the information about the Arrangement Agreement and the Arrangement throughout this Joint Proxy Statement/Circular, including the information under “Description of the Arrangement” and “The Arrangement Agreement and Related Agreements”. Copies of the Arrangement Agreement and the Plan of Arrangement are attached as Appendix “A” and Appendix “B”, respectively, to this Joint Proxy Statement/Circular. Greenbrook urges you to read the full text of the Arrangement Agreement and Plan of Arrangement.
For more information regarding the conversion of the outstanding amount owing under the Greenbrook Credit Agreement into fully paid and non-assessable Greenbrook Shares pursuant to the TL Conversion Agreement, see

“The Arrangement Agreement and Related Agreements—Term Loan Exchange Agreement”. A copy of the TL Conversion Agreement is available on Greenbrook’s EDGAR profile at www.sec.gov and on Greenbrook’s SEDAR+ profile at www.sedarplus.ca. Greenbrook urges you to read the full text of the TL Conversion Agreement.
Required Shareholder Approval
Approval requires (i) the affirmative vote of at least two-thirds (66 2/3%) of the votes cast on the Greenbrook Arrangement Resolution by Greenbrook Shareholders present at the virtual meeting or represented by proxy at the Greenbrook Meeting voting together as a single class (including the Greenbrook Shares held by Madryn and its affiliates) and (ii) a simple majority (more than 50%) of the votes cast on the Greenbrook Arrangement Resolution by the Greenbrook Shareholders present at the virtual meeting or represented by proxy at the Greenbrook Meeting, excluding, for the purpose of (ii), the votes attached to the 6,363,636 Greenbrook Shares held by Madryn and its affiliates, the 832,500 Greenbrook Shares held by Bill Leonard and the Greenbrook Shares held by any other Greenbrook Shareholders required to be excluded under MI 61-101. Abstentions and broker non-votes will not be treated as votes cast, and therefore will have no effect on the outcome of the vote.
The Greenbrook Board unanimously recommends that Greenbrook Shareholders vote FOR the Greenbrook Arrangement Resolution.

GENERAL INFORMATION CONCERNING THE NEURONETICS MEETING AND VOTING
This Joint Proxy Statement/Circular is being provided to Neuronetics Stockholders as part of a solicitation of proxies by the Neuronetics Board for use at the Neuronetics Meeting to be held at the time and place specified below and at any properly convened meeting following an adjournment or postponement thereof. This Joint Proxy Statement/Circular provides Neuronetics Stockholders with information they need to know to be able to vote or instruct their vote to be cast at the Neuronetics Meeting.
Date, Time and Place
The Neuronetics Meeting will be held online via live audio webcast on [•], 2024 at [•] [a.m./p.m.] (Eastern time). There will be no physical location for Neuronetics Stockholders to attend. Neuronetics Stockholders may only participate by logging in at www.virtualshareholdermeeting.com/STIM2024SM, where you will be able to attend the Neuronetics Meeting via live audio webcast. Online check-in will begin at [•] [a.m./p.m.] (Eastern time), and you are encouraged to allow ample time for the online check-in procedures. To participate in the Neuronetics Meeting, Neuronetics Stockholders will need their unique 16-digit control number included on their Neuronetics proxy card (printed in the box and marked by the arrow) or the instructions that accompanied the proxy materials. Neuronetics intends to make available this Joint Proxy Statement/Circular and the enclosed form of proxy to the Neuronetics Stockholders entitled to vote at the Neuronetics Meeting on or about [•], 2024.
Purpose of the Neuronetics Meeting
The Neuronetics Meeting is being called for the following purposes:
1.
to approve an amendment and restatement of the Neuronetics Ninth Amended and Restated Certificate of Incorporation, as amended, to increase Neuronetics’ authorized shares of common stock from 200,000,000 shares to 250,000,000 shares;

2.	to approve the issuance of Neuronetics Shares to Greenbrook Shareholders in accordance with the Arrangement Agreement;
3.	to approve an amendment to the Plan to increase the number of Neuronetics Shares reserved for issuance by up to 3,500,000 additional Neuronetics Shares; and
4.
subject to the provisions of the Arrangement Agreement, to approve the adjournment of the Neuronetics Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal.

Recommendation of the Neuronetics Board
On August 11, 2024, the Neuronetics Board unanimously determined that the Arrangement, the negotiation of and entry into the Arrangement Agreement and the other transactions and matters contemplated in the Arrangement Agreement or in connection therewith are in the best interests of, and are advisable to, Neuronetics and the Neuronetics Stockholders.
Accordingly, the Neuronetics Board unanimously recommends that Neuronetics Stockholders vote FOR the Neuronetics Proposals.
The approval by Neuronetics Stockholders of the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal is a condition to the completion of the Arrangement. If the Neuronetics Charter Amendment Proposal is not approved, Neuronetics has sufficient Neuronetics Shares to close the Arrangement, and Greenbrook and Neuronetics could mutually agree to waive the condition precedent.
Neuronetics Stockholders should carefully read this Joint Proxy Statement/Circular, including any documents incorporated by reference, and the appendices in their entirety for more detailed information concerning the Arrangement and the other transactions contemplated by the Arrangement Agreement.
Neuronetics Record Date and Entitlement to Vote
Only holders of record of Neuronetics Shares at the close of business on [•], 2024 will be entitled to notice of, and to vote at, the Neuronetics Meeting or any adjournments or postponements thereof.

As of the close of business on the Neuronetics Record Date, there were [•] Neuronetics Shares outstanding and entitled to vote at the Neuronetics Meeting. Each Neuronetics Share outstanding on the Neuronetics Record Date entitles the holder thereof to one vote on each proposal to be considered at the Neuronetics Meeting.
Solicitation of Proxies
This Joint Proxy Statement/Circular is furnished by management of Neuronetics in connection with the solicitation of proxies for use at the Neuronetics Meeting to be held virtually at www.virtualshareholdermeeting.com/STIM2024SM on [•], 2024 at [•] [a.m./p.m.] (Eastern time), and at any postponements or adjournments of the Neuronetics Meeting.
The solicitation of proxies by this Joint Proxy Statement/Circular is being made by or on behalf of management of Neuronetics. It is expected that the solicitation will be made primarily by mail, but proxies may also be solicited by telephone, over the internet or in writing. The cost of the solicitation will be borne by Neuronetics.
Quorum
The presence at the Neuronetics Meeting, by remote participation or represented by proxy, of the holders of a majority of the voting power of the Neuronetics Shares issued and outstanding and entitled to vote thereat as of the Neuronetics Record Date, will constitute a quorum for the transaction of business at the Neuronetics Meeting.
Required Vote
Except for the Neuronetics Adjournment Proposal, the vote required to approve all of the Neuronetics Proposals listed herein assumes the presence of a quorum at the Neuronetics Meeting.

No.	Proposal	Votes Necessary
1.	Neuronetics Charter Amendment Proposal	Approval requires the affirmative vote of a majority of votes cast at the Neuronetics Meeting on the Neuronetics Charter Amendment Proposal.

2.	Neuronetics Share Issuance Proposal	Approval requires the affirmative vote of a majority of votes cast at the Neuronetics Meeting on the Neuronetics Share Issuance Proposal.

3.	Neuronetics Incentive Plan Proposal	Approval requires the affirmative vote of a majority of votes cast at the Neuronetics Meeting on the Neuronetics Incentive Plan Proposal.

4.	Neuronetics Adjournment Proposal
Approval requires the affirmative vote of the holders of a majority of the voting power of the Neuronetics Shares present or represented by proxy at the Neuronetics Meeting and entitled to vote on such proposal.

Persons Entitled to Vote
Only registered Neuronetics Stockholders are entitled to vote at the Neuronetics Meeting. Each registered Neuronetics Stockholder has one vote for each Neuronetics Share held at the close of business on the Neuronetics Record Date. As of the Neuronetics Record Date, there were [•] Neuronetics Shares outstanding.
Abstentions
Abstentions will count for the purpose of determining the presence of a quorum for the transaction of business at the Neuronetics Meeting.
An abstention, a broker non-vote or other failure to vote will have no effect on the outcome of the Neuronetics Charter Amendment Proposal, Neuronetics Share Issuance Proposal, and Neuronetics Incentive Plan Proposal, so long as a quorum is present.
An abstention will have the same effect as a vote against the Neuronetics Adjournment Proposal, while a broker non-vote or other failure to vote will have no effect on the outcome of the Neuronetics Adjournment Proposal.

Registered Neuronetics Stockholders
If you are a registered Neuronetics Stockholder, there are two ways in which you can vote your Neuronetics Shares. You can either vote online at the Neuronetics Meeting or you can vote by proxy. As indicated on the form of proxy, you may vote your Neuronetics Shares by mail, phone or internet following the instructions provided.

Internet:
Go to www.virtualshareholdermeeting.com/STIM2024SM and enter the 16-digit control number printed on the enclosed Neuronetics proxy card to access and follow the instructions on the screen. Internet voting facilities for Neuronetics Stockholders of record are available 24 hours a day.

Phone:
Call the toll-free telephone number provided on the enclosed Neuronetics proxy card and following the prompted instructions. You will need to enter the 16-digit control number. Telephone voting facilities for Neuronetics Stockholders of record are available 24 hours a day.

Mail:
Complete, sign and date the enclosed Neuronetics proxy card and return your completed Neuronetics proxy card in the enclosed postage paid envelope provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Virtually at the Meeting:
Registered Neuronetics Stockholders can vote at the appropriate times by completing a ballot online during the Neuronetics Meeting. It is anticipated that once voting has opened during the Neuronetics Meeting, the proposals and voting choices will be displayed and you will be able to vote by selecting your voting choices from the options shown on the screen. You must click submit for your vote to be counted.

Whether you vote by internet, phone, or mail, your Neuronetics proxy card must be received no later than [•] [a.m./p.m.] (Eastern time) on [•], 2024. Neuronetics strongly urges you to vote in advance by proxy by signing and dating the enclosed Neuronetics proxy card and returning it in the postage-paid envelope provided or by voting via the internet or by telephone before the Neuronetics Meeting by following the instructions provided on the enclosed Neuronetics proxy card and above.
A list of registered Neuronetics Stockholders entitled to vote at the Neuronetics Meeting will be available at Neuronetics’ principal place of business, 3222 Phoenixville Pike, Malvern, Pennsylvania 19355 during the ten days prior to the Neuronetics Meeting.
Neuronetics Beneficial Stockholders
If your Neuronetics Shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name”, and the proxy materials are being forwarded to you by your broker or other nominee together with a voting instruction card. Unless your broker has discretionary authority to vote on certain matters, your broker will not be able to vote your Neuronetics Shares without instructions from you. Brokers are not expected to have discretionary authority to vote for any of the Neuronetics Proposals. To make sure that your vote is counted, you should instruct your broker to vote your Neuronetics Shares, following the procedures provided by your broker. Many brokers solicit voting instructions over the internet or by telephone.
As the beneficial owner, you are also invited to attend the Neuronetics Meeting. However, you may not vote Neuronetics Shares held in street name during the Neuronetics Meeting unless you obtain a proxy, executed in your favor, from the holder of record (i.e., your broker).
Participation at the Neuronetics Meeting
Neuronetics is holding the Neuronetics Meeting in a virtual-only format, which will be conducted via live audio webcast online at www.virtualshareholdermeeting.com/STIM2024SM. Neuronetics Stockholders will not be able to attend the Neuronetics Meeting in person. Participating at the Neuronetics Meeting online enables registered Neuronetics Stockholders to vote at the appropriate times during the Neuronetics Meeting.
To log in to the Neuronetics Meeting online visit www.virtualshareholdermeeting.com/STIM2024SM on your smart phone, tablet or computers and check-in using the 16-digit control number included on your Neuronetics proxy. You should ensure you have a strong preferably high-speed, internet connection wherever you intend to participate in the Neuronetics Meeting. The Neuronetics Meeting will begin promptly at [•] [a.m./p.m.] (Eastern time) on [•], 2024; however, it is recommended that you access the Neuronetics Meeting link online prior to the commencement of the Neuronetics Meeting.
Even if you plan to attend the Neuronetics Meeting, Neuronetics recommends that you vote in advance, so that your vote will be counted if you later decide not to attend the Neuronetics Meeting.
Voting of Proxies
If you have properly filled out, signed and delivered your proxy, then your proxyholder can vote your Neuronetics Shares for you at the Neuronetics Meeting. The Neuronetics Shares represented by the proxy will be voted or withheld from voting in accordance with the instructions of the Neuronetics Stockholder on any ballot that may be called for and, if the Neuronetics Stockholder specifies a choice with respect to any matter to be acted upon, the Neuronetics Shares will be voted accordingly. If a choice is not so specified with respect to any such matter, and the persons named in the enclosed form of proxy have been appointed as proxyholder, the Neuronetics Shares represented by such proxy will be voted FOR the Neuronetics Proposals.
The enclosed form of proxy confers discretionary authority upon the proxy nominee with respect to any amendments or variations to the matters identified in the Notice of the Special Meeting of Neuronetics Stockholders and any other matters which may properly come before the Neuronetics Meeting. If any such amendments or variations are proposed to the matters described in the Notice of Special Meeting of Neuronetics Stockholders or if any other matters properly come before the Neuronetics Meeting, the proxyholder may vote your Neuronetics Shares as he or she considers best. The Neuronetics Board is not currently aware of any amendments to the matters to be presented for action at the Neuronetics Meeting or of any other matters to be presented for action at the Neuronetics Meeting.
Revocation of Proxies
A registered Neuronetics Stockholder who has submitted a proxy may revoke it at any time prior to it being exercised. If the Neuronetics Stockholder is a registered holder, the Neuronetics Stockholder can do this in one of four ways: First, a Neuronetics Stockholder may submit another timely and properly completed proxy card with a later date. Second, a Neuronetics Stockholder may grant a subsequent timely proxy by telephone or through the internet. Third, a Neuronetics Stockholder may send a timely written notice that such Neuronetics Stockholder is revoking the proxy to Neuronetics, Inc., 3222 Phoenixville Pike, Malvern, Pennsylvania 19355, Attention: Corporate Secretary. Fourth, a Neuronetics Stockholder may attend and vote during the Neuronetics Meeting. Simply attending the Neuronetics Meeting will not, by itself, revoke a proxy. See “—Participation at the Neuronetics Meeting”.
If you have instructed a broker to vote your Neuronetics Shares and wish to change your vote, you must follow directions received from your broker to change those instructions.
Neuronetics Voting and Support Agreements
Simultaneously with the execution of the Arrangement Agreement, Greenbrook and the Neuronetics Locked-Up Parties (solely in their respective capacities as Neuronetics Stockholders) who collectively beneficially owned or controlled approximately 9.6% of the voting power of Neuronetics’ outstanding capital stock as of August 11, 2024, entered into the Neuronetics Voting and Support Agreements pursuant to which the Neuronetics Locked-Up Parties agreed, among other things, to vote their Neuronetics Shares, including any Neuronetics Shares acquired by the Neuronetics Locked-Up Parties subsequent to the date of the Neuronetics Voting and Support Agreements, for the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal and any other matter necessary for the consummation of the transactions contemplated by the Arrangement Agreement, and against any alternative proposal. The Neuronetics Voting and Support Agreements terminate upon the occurrence of certain events, including the Effective Date or the termination of the Arrangement Agreement in accordance with its terms.

The foregoing is a summary of the principal terms of the Neuronetics Voting and Support Agreements. This summary does not purport to be complete and is qualified in its entirety by the complete text of the Neuronetics Voting and Support Agreements, copies of each which are available on EDGAR at www.sec.gov.
Shares Beneficially Held by Principal Holders of Securities and Directors and Executive Officers
On the Neuronetics Record Date, there were [•] outstanding Neuronetics Shares. Each Neuronetics Share carries the right to vote.
On the Neuronetics Record Date, directors and executive officers of Neuronetics and their affiliates beneficially owned and had the right to vote [•] Neuronetics Shares, representing approximately [•]% of the total outstanding Neuronetics Shares.
As of the Neuronetics Record Date, there were [•] Neuronetics Shares issued and outstanding. Neuronetics will issue such number of Neuronetics Shares as may be required to be issued to Greenbrook Shareholders in connection with the Arrangement Agreement from Neuronetics’ authorized but unissued Neuronetics Shares. If the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal are authorized and approved, there will be approximately [•] Neuronetics Shares outstanding and [•] Neuronetics Shares authorized but unissued on the Effective Date.
Neuronetics Proposal 1: Neuronetics Charter Amendment Proposal
Neuronetics is asking the Neuronetics Stockholders to consider and vote on the Neuronetics Charter Amendment Proposal to increase Neuronetics’ authorized shares of common stock from 200,000,000 shares to 250,000,000 shares.
If the Neuronetics Charter Amendment Proposal is approved by the Neuronetics Stockholders, the Neuronetics Board will cause the Neuronetics Charter Amendment Proposal to be implemented by filing articles of amendment with the Secretary of State of Delaware. The increase in Neuronetics’ authorized shares of common stock will become effective on the date that such amendment is filed.
The text of the form of articles of amendment relating to the Neuronetics Charter Amendment Proposal is attached to this Joint Proxy Statement/Circular as Appendix “L”.
Required Stockholder Approval
Approval requires the affirmative vote of a majority of votes cast at the Neuronetics Meeting on the Neuronetics Charter Amendment Proposal. An abstention, a broker non-vote or other failure to vote will have no effect on the outcome of the Neuronetics Charter Amendment Proposal, so long as a quorum is present.
The Neuronetics Board unanimously recommends that Neuronetics Stockholders vote FOR the Neuronetics Charter Amendment Proposal.
Neuronetics Proposal 2: Neuronetics Share Issuance Proposal
Neuronetics is asking the Neuronetics Stockholders to consider and vote on the Neuronetics Share Issuance Proposal to issue Neuronetics Shares to Greenbrook Shareholders pursuant to the Arrangement Agreement. For a summary and detailed information regarding this proposal, see the information about the Arrangement Agreement and the Arrangement throughout this Joint Proxy Statement/Circular, including the information under “Description of the Arrangement” (including “Description of the Arrangement—Reasons Considered by the Neuronetics Board; Recommendation of the Neuronetics Share Issuance Proposal by the Neuronetics Board”) and “The Arrangement Agreement and Related Agreements”. Copies of the Arrangement Agreement and the Plan of Arrangement are attached as Appendix “A” and Appendix “B”, respectively, to this Joint Proxy Statement/Circular. Neuronetics urges you to read the full text of the Arrangement Agreement and Plan of Arrangement.
Required Stockholder Approval
Approval requires the affirmative vote of a majority of votes cast at the Neuronetics Meeting on the Neuronetics Share Issuance Proposal. An abstention, a broker non-vote or other failure to vote will have no effect on the outcome of the Neuronetics Share Issuance Proposal, so long as a quorum is present.

The Neuronetics Board unanimously recommends that Neuronetics Stockholders vote FOR the Neuronetics Share Issuance Proposal.
Neuronetics Proposal 3: Neuronetics Incentive Plan Proposal
Neuronetics is asking the Neuronetics Stockholders to approve the Neuronetics Incentive Plan Proposal to increase the number of Neuronetics Shares reserved for issuance under the Plan by up to 3,500,000 additional Neuronetics Shares. For a summary and detailed information regarding this proposal, see the information about the Plan under “Description of Equity Incentive Plan”.
Required Stockholder Approval
Approval requires the affirmative vote of a majority of votes cast at the Neuronetics Meeting on the Neuronetics Incentive Plan Proposal. An abstention, a broker non-vote or other failure to vote will have no effect on the outcome of the Neuronetics Share Issuance Proposal, so long as a quorum is present.
The Neuronetics Board unanimously recommends that Neuronetics Stockholders vote FOR the Neuronetics Incentive Plan Proposal.
Neuronetics Proposal 4: Neuronetics Adjournment Proposal
At the Neuronetics Meeting, Neuronetics Stockholders will be asked to consider and, if deemed advisable, to approve the Neuronetics Adjournment Proposal to adjourn the Neuronetics Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Neuronetics Charter Amendment Proposal, the Neuronetics Share Issuance Proposal, and the Neuronetics Incentive Plan Proposal, at the time of the Neuronetics Meeting. If Neuronetics Stockholders approve the Neuronetics Adjournment Proposal, Neuronetics could adjourn the Neuronetics Meeting and any adjourned session of the Neuronetics Meeting and use the additional time to solicit additional proxies, including soliciting proxies from Neuronetics Stockholders that have previously returned properly executed proxies voting against the Neuronetics Charter Amendment Proposal, the Neuronetics Share Issuance Proposal, or the Neuronetics Incentive Plan Proposal. Among other things, approval of the Neuronetics Adjournment Proposal could mean that, even if Neuronetics had received proxies representing a sufficient number of votes against the Neuronetics Charter Amendment Proposal, the Neuronetics Share Issuance Proposal, or the Neuronetics Incentive Plan Proposal such that the Neuronetics Charter Amendment Proposal, the Neuronetics Share Issuance Proposal, or the Neuronetics Incentive Plan Proposal would be defeated, Neuronetics could adjourn the Neuronetics Meeting without a vote on such Neuronetics Proposals and seek to convince those Neuronetics Stockholders to change their votes to votes for such Neuronetics Proposals. Additionally, Neuronetics may seek to adjourn the Neuronetics Meeting if a quorum is not present or otherwise at the discretion of the Chairman of the Neuronetics Meeting.
Required Stockholder Approval
Approval requires the affirmative vote of the holders of a majority of the voting power of the Neuronetics Shares present or represented by proxy at the Neuronetics Meeting and entitled to vote on such proposal. An abstention will have the same effect as a vote against the Neuronetics Adjournment Proposal, while a broker non-vote or other failure to vote will have no effect on the outcome of the Neuronetics Adjournment Proposal.
The Neuronetics Board unanimously recommends that Neuronetics Stockholders vote FOR the Neuronetics Adjournment Proposal.

DESCRIPTION OF THE ARRANGEMENT
Background to the Arrangement
The execution of the Arrangement Agreement and public announcement of the Arrangement was the culmination of the long-standing commercial relationship between Neuronetics and Greenbrook, periodic negotiations over a number of years as well as a comprehensive strategic process undertaken by Greenbrook. The Arrangement Agreement is the result of arm’s length negotiations between Greenbrook, its legal and financial advisors and the Greenbrook Special Committee, on the one hand, and Neuronetics and its legal and financial advisors, on the other hand. The following is a summary of the material meetings, negotiations, discussions and actions between the parties that preceded, as well as the context that led to, the execution of the Arrangement Agreement and public announcement of the Arrangement.
The respective management teams of Neuronetics and Greenbrook, together with the Neuronetics Board and the Greenbrook Board, as applicable, regularly consider, monitor and investigate opportunities to advance their businesses and enhance shareholder value. From time to time, these opportunities have included the consideration of potential commercial and strategic transactions with various industry participants, including strategic partnerships, investments, joint ventures and other business relationships. Neuronetics and Greenbrook would review and consider such transactions as they arose to determine whether pursuing them would be in the best interests of their respective companies and stakeholders.
The commercial and business relationships between Neuronetics and Greenbrook date back to the launch of Greenbrook’s TMS business in November 2011 when Greenbrook began purchasing NeuroStar Advanced Therapy for Mental Health systems and related products from Neuronetics. Over the course of that relationship, Neuronetics became Greenbrook’s largest supplier and Greenbrook became Neuronetics’ largest customer. Throughout this period, leadership from both companies frequently would discuss opportunities for business improvement and moving the TMS industry forward. The parties had an existing confidentiality agreement given their historical relationship and ongoing discussions.
In early 2022, leaders from Neuronetics, Greenbrook and Check Five LLC (doing business as “Success TMS”) held informal discussions about a potential combination among the three companies. While the discussions involving Neuronetics were of a preliminary nature and did not lead to a transaction involving it, Greenbrook independently determined to acquire Check Five LLC in July 2022.
On July 14, 2022, the Neuronetics Board formed a transaction committee comprised of Robert A. Cascella, Glenn P. Muir and John C. Bakewell, to evaluate and advise management regarding a potential business combination with Greenbrook (the “Transaction Committee”). Mr. Bakewell subsequently left the Transaction Committee concurrently with the expiration of his Board term in May 2024. Canaccord Genuity served as Neuronetics’ financial advisor throughout this period. Morrison & Foerster LLP served as U.S. legal advisor to Neuronetics in connection with the Greenbrook negotiations from July 2022 through December 2023. Thereafter, Ballard Spahr LLP (“Ballard”) served as Neuronetics’ U.S. legal counsel in connection with the Greenbrook discussions, the negotiation of the Arrangement Agreement and the Arrangement. Neuronetics engaged Stikeman Elliott LLP (“Stikeman”) and Goodmans LLP as Canadian legal counsel. Neuronetics also engaged Stout Risius Ross, LLC (“Stout”) to provide financial due diligence and tax services. The Neuronetics Board and the Transaction Committee regularly interacted with, and received advice from, these advisors throughout the process. During the course of the negotiations with Greenbrook between July 2022 and August 2024, the Transaction Committee met 12 times and the Neuronetics Board met 13 times to discuss Neuronetics’ possible business combination with Greenbrook. Neuronetics’ financial advisors and outside counsel were regular participants in these discussions.
Following Greenbrook’s acquisition of Check Five LLC, on August 16, 2022, with the approval of the Transaction Committee, Neuronetics submitted a non-binding indication of interest regarding an all-stock merger with Greenbrook shareholders holding 38% in the post-closing combined company on a fully-diluted basis and the assumption of Greenbrook net debt estimated at approximately $81million. This indication of interest, and subsequent indications of interest, from Neuronetics were subject to due diligence and other conditions. Greenbrook did not provide a formal response to the indication of interest, which expired in accordance with its terms.
Throughout the second half of 2022, Greenbrook’s financial condition and performance began to deteriorate as compared to the expectations of management of Greenbrook and the Greenbrook Board. Factors contributing to this deterioration included an increasing debt balance, rising and then-sustained higher interest rates, the ongoing impacts of the novel coronavirus (COVID-19) pandemic and entrenched delays in treatment payments from insurance payors, with such factors impacting both Greenbrook and the wider industry. Compounding the underperformance of its business, Greenbrook experienced persistent liquidity challenges.
Due to these challenges and other factors, Greenbrook has experienced significant downward pressure on the trading price of, and decreased liquidity for, the Greenbrook Shares. This pressure has made it difficult for Greenbrook to raise equity capital without a significant dilutive impact on existing shareholders. Furthermore, the headwinds in the macroeconomic environment, including high inflation and increased interest rates, and the challenging capital market conditions have adversely affected Greenbrook’s ability to access equity or debt capital on favorable terms.
In January 2023, Greenbrook and Neuronetics sought to expand their commercial dealings by exploring an exclusive commercial agreement. This negotiation culminated in the entry by the parties into a six-year Exclusive Commercial Agreement on January 19, 2023 (the “Exclusive Commercial Agreement”) whereby Neuronetics would become the exclusive supplier of TMS devices to Greenbrook, and the two companies would work jointly to grow through co-branding and co-marketing programs, enhanced patient and clinician awareness, improved patient access to care and collaboration on product development and publications.
In conjunction with the discussions between the parties surrounding the Exclusive Commercial Agreement, management of Greenbrook and Neuronetics also renewed their discussions regarding a potential combination of their respective businesses. On February 1, 2023, with the approval of the Transaction Committee, Neuronetics submitted a non-binding indication of interest regarding an all-stock merger which proposed an exchange ratio that would result in Greenbrook shareholders holding a 5.0% ownership interest in the post-closing combined company on a fully-diluted basis and the assumption of Greenbrook net debt estimated at approximately $120,000,000, subject to due diligence and other conditions.
On February 3, 2023, the Greenbrook Board authorized management of Greenbrook to deliver a non-binding indication of interest to Neuronetics (the “Initial Greenbrook Proposal”) regarding an all-stock merger in which all outstanding Greenbrook Shares would be exchanged for Neuronetics Shares at a fixed exchange ratio that would result in Greenbrook Shareholders holding a 31.5% interest in the post-closing combined company on a fully-diluted basis and the assumption by Neuronetics of all of Greenbrook’s outstanding indebtedness. The Initial Greenbrook Proposal was subject to due diligence and other conditions.
Following discussions between Greenbrook and Neuronetics, with the approval of the Transaction Committee, Neuronetics submitted a counterproposal to Greenbrook (the “Neuronetics Counterproposal”) on February 8, 2023, which was also subject to due diligence and other conditions. The Neuronetics Counterproposal proposed an exchange ratio that would result in Greenbrook Shareholders holding a 10% interest in the post-closing combined company on a fully-diluted basis and the assumption by Neuronetics of Greenbrook’s net debt, estimated at approximately $120,000,000.
On February 22, 2023, with the approval of the Transaction Committee, Neuronetics submitted an alternative non-binding indication of interest regarding an asset purchase pursuant to a court-approved process for consideration of $30,000,000, consisting of $20,000,000 of assumed Greenbrook debt and $10,000,000 of Neuronetics Shares, which was subject to due diligence and other conditions.
Following further discussions regarding a potential merger between the parties, and given the distance between the parties on mutually agreeable terms, coupled with alternative strategic initiatives being considered by Greenbrook (including the Restructuring Plan (as described below)), the Greenbrook Board determined that it was in the best interests of Greenbrook to discontinue merger discussions with Neuronetics and pursue its long-term strategy. Shortly thereafter, Greenbrook notified Neuronetics that Greenbrook was not interested in pursuing a merger at such time.
On March 6, 2023, Greenbrook announced that it would be embarking on a comprehensive restructuring plan (the “Restructuring Plan”) aimed to strengthen Greenbrook by leveraging its scale to further reduce complexity, streamlining its operating model and driving operational efficiencies. As part of the Restructuring Plan, Greenbrook planned to decrease its operating footprint by closing 50 Treatment Centers, allowing management to focus on the remaining Treatment Centers, which had generated nearly 90% of Greenbrook’s total revenue at that time. The Restructuring Plan was intended to fortify Greenbrook’s path to achieve sustainable profitability and long-term growth and was estimated at the time to result in cost savings of between $22,000,000 and $25,000,000 on an annualized run-rate basis when fully implemented.
On March 16, 2023, the parties agreed to amend the Exclusive Commercial Agreement, among other things, to convert $5,883,643.69 of Greenbrook’s trade credit owed to Neuronetics into senior secured debt in an effort to improve Greenbrook’s short term cash flow position. In connection with this accounts receivable conversion, Greenbrook agreed that any delinquent payments under the senior secured note, the Exclusive Commercial Agreement or otherwise owning to Neuronetics would accelerate all such debt to be immediately due and payable.
Throughout 2023, Greenbrook continued to require and obtain debt and equity financing in order to continue operating its business. This capital largely came in the form of additional senior secured debt from Madryn under the Greenbrook Credit Agreement in the aggregate amount of approximately $30,000,000. During this period, Greenbrook continued to experience significant downward pressure on the trading price of, and decreased liquidity for, the Greenbrook Shares due to the challenges and other factors described above.
On May 15, 2023, Greenbrook received notification from Nasdaq that Greenbrook was not in compliance with the Minimum Bid Price Requirement for continued listing on Nasdaq, as the bid price for the Greenbrook Shares on Nasdaq closed below $1.00 for 30 consecutive days. In addition, Greenbrook received a notification from Nasdaq that Greenbrook was not in compliance with the minimum market value of listed securities requirement, as the market value of the Greenbrook Shares was below $35,000,000 for 30 consecutive days. Greenbrook was unable to re-establish compliance with Nasdaq listing requirements within the additional 180-day compliance period and the Greenbrook Shares were ultimately suspended from trading on Nasdaq effective February 26, 2024.
In December 2023, Greenbrook updated its budget for the 2024 fiscal year. In light of Greenbrook’s funding needs, deteriorating financial condition and limited prospects for raising additional capital on favorable terms, the Greenbrook Board determined that it would be prudent to consider possible strategic alternatives, including a going-private transaction, a recapitalization, a restructuring or insolvency proceeding, a strategic investment into the company, a sale of certain assets or a sale or merger of Greenbrook. A.G.P. was retained as Greenbrook’s financial advisor to assist Greenbrook with the sourcing, review, consideration and evaluation of any proposed strategic transactions. Between December 2023 and March 2024, A.G.P. held discussions with and presented to management of Greenbrook and Madryn regarding strategic financing alternatives for Greenbrook, including a relisting on Nasdaq and a potential take-private transaction.
On March 1, 2024, the Neuronetics Board held a meeting to discuss submitting a new non-binding indication of interest to Greenbrook. On March 3, 2024, Neuronetics approached Greenbrook with a request to arrange for the parties to enter into an agreement to extend the confidentiality obligations of the parties stemming from the 2023 discussions. On March 5, 2024, following execution by the parties of an amended and restated confidentiality agreement dated March 3, 2024 (the “Confidentiality Agreement”), Greenbrook received a non-binding indication of interest from Neuronetics (the “Initial 2024 Neuronetics Offer”) regarding an all-stock merger in which all outstanding Greenbrook Shares would be exchanged for Neuronetics Shares at an exchange ratio that would result in Greenbrook Shareholders holding a 30% interest in the post-closing combined company on a fully-diluted basis (following conversion of all Greenbrook debt into Greenbrook Shares), subject to due diligence and negotiation of transaction terms. The Initial 2024 Neuronetics Offer required Madryn to complete a 100% debt-to-equity conversion.
Following receipt of the Initial 2024 Neuronetics Offer, the Greenbrook Board instructed management of Greenbrook to solicit the views of Madryn regarding the terms of the Initial 2024 Neuronetics Offer in light of the requirement in the Initial 2024 Neuronetics Offer that Madryn convert all of its debt into Greenbrook Shares. Madryn advised Greenbrook that it was not interested in converting all of its debt to equity.
On March 13, 2024, the Greenbrook Board met with management of Greenbrook and A.G.P. to review and discuss the merits of the Initial 2024 Neuronetics Offer. In light of Madryn’s unwillingness to complete a full debt-to-equity conversion as required by the Initial 2024 Neuronetics Offer, the Greenbrook Board instructed management of Greenbrook to communicate to Neuronetics that this condition of its proposal could not be satisfied. Shortly thereafter, Neuronetics was advised by Greenbrook of Madryn’s position.

On March 15, 2024, Madryn advised management of Greenbrook and A.G.P. that Madryn had been approached on an unsolicited basis by an arm’s length third party who had expressed preliminary interest in pursuing a transaction with Greenbrook.
In light of the Initial 2024 Neuronetics Offer and the March 15, 2024 proposal made to Madryn and following discussions with management of Greenbrook and advice from A.G.P. and Greenbrook’s legal counsel, Torys LLP (“Torys”), on April 1, 2024, the Greenbrook Board established a special committee of independent directors of the Greenbrook Board (the “Greenbrook Special Committee”) consisting of Frank Tworecke, Juliana Elstad and Surindra Mann, with Mr. Tworecke serving as Chair. The Greenbrook Special Committee was formed to (a) review, direct and supervise an organized process to be carried out by Greenbrook and its professional advisors and to assess, as part of such process, any potential strategic transactions and other strategic alternatives for Greenbrook (the “Strategic Process”); (b) review and consider the proposed structure and terms and conditions of any strategic transaction; (c) supervise the conduct of, engage in negotiations or discussions on behalf of Greenbrook and propose changes to the terms of any strategic transaction; (d) consider all legal and regulatory requirements applicable to any strategic transaction; (e) discuss details of any strategic transaction with management of Greenbrook and other representatives of Greenbrook or Greenbrook’s advisors; (f) consider and make recommendations to the Greenbrook Board with respect to any strategic transaction; (g) review any public disclosure to be made by Greenbrook with respect to any strategic transaction; (h) approve all transaction documentation relating to any strategic transaction; (i) monitor the carrying out of any strategic transaction; (j) supervise and direct the process for obtaining all necessary or appropriate regulatory, shareholder or other approvals in connection with any strategic transaction; (k) if required or considered appropriate, supervise the preparation of a formal valuation and/or fairness opinion in connection with any strategic transaction; (l) report to the Greenbrook Board as to the Greenbrook Special Committee’s recommendation and its reasons and conclusions in respect thereof; (m) determine whether any “collateral benefit” may arise in respect of a strategic transaction in accordance with MI 61-101; and (n) take all such further actions as the Greenbrook Special Committee shall deem necessary or advisable in order to carry out the intent of and accomplish the foregoing.
The Greenbrook Special Committee actively monitored and supervised the Strategic Process and was closely involved in the analysis and evaluation of all of the proposals submitted by the Selected Potential Counterparties (as defined below) and Neuronetics, including the supervision of the process that led to Greenbrook entering into the Arrangement Agreement and the negotiation of the terms and conditions with respect to the Arrangement. The Greenbrook Special Committee also continued to assess Greenbrook’s strategic and operational objectives and possible strategic alternatives, including a potential restructuring or insolvency proceeding. The Greenbrook Special Committee met a total of 19 times between its formation and the announcement of the Arrangement and had numerous additional information discussions among themselves, representatives of management of Greenbrook and legal and financial advisors to Greenbrook. The Greenbrook Special Committee also held in-camera sessions with legal and financial advisors, at which the members of the Greenbrook Special Committee engaged in confidential discussion without the presence of management of Greenbrook.
On April 1, 2024, Greenbrook also engaged MCR Research Inc. (“MCR”) as special advisor to the Greenbrook Special Committee. Shubo Rakhit, President and Managing Director of MCR, has held senior positions at several global and Canadian investment banks and advisory firms and has significant M&A and capital markets experience.
On April 8, 2024, the Greenbrook Special Committee met, with the assistance of A.G.P., Torys and MCR, to discuss the Strategic Process. Torys briefed the Greenbrook Special Committee on its fiduciary obligations and legal requirements (including MI 61-101) applicable to the Strategic Process and related process considerations. The Greenbrook Special Committee considered various strategic alternatives and the relative risks of initiating a broad auction process, namely the enhanced risk for the potential dissemination of highly sensitive material non-public information. It was determined that outreach should be made to a broad range of counterparties who, in the view of A.G.P., were credible and capable of completing a strategic transaction with Greenbrook based on, among other considerations, the level of interest in Greenbrook, strategic fit and industry reputation.
Between April 9, 2024 and early-July 2024, A.G.P. contacted more than 35 potential strategic partners, including strategic and financial buyers and drug developers, with respect to their potential interest in acquiring Greenbrook (collectively, the “Potential Counterparties”). Neuronetics was one of the Potential Counterparties

contacted during the Strategic Process. As part of the Strategic Process, Greenbrook negotiated and entered into non-disclosure and confidentiality agreements (“NDAs”) with 12 of the Potential Counterparties (together with Neuronetics, which had previously entered into the Confidentiality Agreement, collectively, the “Selected Potential Counterparties”).
On April 9, 2024, A.G.P. sent the initial process letter (the “Initial Process Letter”) to the Potential Counterparties and began outreach to the Potential Counterparties to determine if they were interested in pursuing a potential transaction with Greenbrook. As part of that outreach, on April 9, 2024, A.G.P. had a call with certain members of management of Neuronetics to discuss whether Neuronetics would submit a further letter of intent as part of the Strategic Process. Neuronetics indicated that it did not plan to submit a second letter of intent as part of the Strategic Process but remained interested in a potential transaction with Greenbrook.
Throughout late April and early May, Greenbrook was engaged in updating its financial model to make available to the Selected Potential Counterparties as part of the Strategic Process and preparing materials to be made available in a virtual data room organized by Greenbrook (the “Greenbrook Data Room”).
On May 6, 2024, A.G.P. contacted all of the Selected Potential Counterparties that had expressed interest in a potential transaction and informed them that all indications of interest were to be received by June 7, 2024. Neuronetics advised that certain members of management of Neuronetics would be unavailable during that time and requested that the deadline be extended to June 14, 2024. Based on Neuronetics’ relationship with Greenbrook, the parties agreed to an extended deadline for Neuronetics of June 14, 2024.
On May 13, 2024, 10 of the Selected Potential Counterparties, which had entered into NDAs with Greenbrook by such date, were provided with access to the Greenbrook Data Room. The Selected Potential Counterparties were provided with select financial information and other information regarding Greenbrook and its business. The Selected Potential Counterparties received equal access to Greenbrook’s due diligence information and equal opportunity to engage with senior management of Greenbrook.
On May 22, 2024, A.G.P. conducted a call with Canaccord Genuity, financial advisor to Neuronetics, regarding Neuronetics’ participation in the Strategic Process. At this meeting, the parties discussed the Strategic Process to date, the origins of A.G.P.’s relationship with Greenbrook and the process going forward and deadlines for indications of interest expected to be received by Greenbrook.
On June 13, 2024, with the approval of the Transaction Committee, Neuronetics submitted a revised non-binding indication of interest to Greenbrook (the “Revised Neuronetics Offer”) regarding an all-stock merger that was substantially similar to the Initial 2024 Neuronetics Offer, except that the exchange ratio had been increased such that Greenbrook Shareholders would hold a 37% interest in the post-closing combined company on a fully-diluted basis (following conversion of all Greenbrook debt into Greenbrook Shares), compared to 30% as proposed in the Initial 2024 Neuronetics Offer. The Revised Neuronetics Offer was subject to confirmatory due diligence and negotiation of transaction terms. As the Revised Neuronetics Offer continued to require Madryn to complete a 100% debt-to-equity conversion, the Greenbrook Special Committee authorized management of Greenbrook to solicit feedback from, and engage in discussions with, Madryn regarding the terms of the Revised Neuronetics Offer.
On June 20, 2024, the Greenbrook Special Committee met, with the assistance of A.G.P., Torys and MCR, to discuss Greenbrook’s proposed response to the Revised Neuronetics Offer, which included input from Madryn (the “Greenbrook Counteroffer”). The Greenbrook Counteroffer included, among other things, (i) an increase to the exchange ratio such that Greenbrook Shareholders would hold a 50% interest in the post-closing combined company on a fully-diluted basis (following conversion of all Greenbrook debt into Greenbrook Shares), compared to 37% as proposed in the Revised Neuronetics Offer, (ii) forgiveness by Neuronetics of approximately $12.4 million of trade payables and senior secured debt owing from Greenbrook, (iii) a responsibility for Neuronetics to fund Greenbrook’s treatment sessions through the Effective Date, and (iv) certain nomination rights with respect to the board of directors of the post-closing combined company. After discussion of the Revised Neuronetics Offer, the Greenbrook Counteroffer and other potential strategic alternatives, including with respect to the status of the Strategic Process, the Greenbrook Special Committee determined that management of Greenbrook should deliver the Greenbrook Counteroffer to Neuronetics and continue to engage directly with Neuronetics and Madryn on a non-exclusive basis in an effort to negotiate an agreement between the parties, while the Strategic Process continued to progress.

On June 24, 2024, the Greenbrook Special Committee met, with the assistance of A.G.P., Torys and MCR, to discuss the Revised Neuronetics Offer and the Greenbrook Counteroffer. The Greenbrook Special Committee also received an update from A.G.P. regarding the Strategic Process and the availability of other potential financing options and alternatives.
On June 26, 2024, with the approval of the Transaction Committee, Neuronetics submitted a further revised non-binding indication of interest to Greenbrook (the “Second Revised Neuronetics Offer”) regarding an all-stock merger that was substantially similar to the Greenbrook Counteroffer except that Greenbrook Shareholders would hold a 40% interest in the post-closing combined company on a fully-diluted basis (following conversion of all Greenbrook debt into Greenbrook Shares), compared to 37% as proposed in the Revised Neuronetics Offer and 50% as proposed in the Greenbrook Counteroffer. The decision to offer an increased exchange ratio was based on Madryn’s agreement to convert 100% of its outstanding debt for the first time and financial information presented to Neuronetics in the Greenbrook Counteroffer, as well as Neuronetics’ own financial analysis supporting the increased valuation. The Second Revised Neuronetics Offer was subject to confirmatory due diligence and negotiation of transaction terms. Greenbrook continued to consider and engage in discussions with Madryn regarding the terms of the Second Revised Neuronetics Offer.
Following expiration of the June 7, 2024 deadline under the Initial Process Letter, A.G.P. remained in contact with one of the Selected Potential Counterparties (“Party A”) regarding its potential interest in Greenbrook. On June 13, 2024, Party A confirmed that it was interested in submitting an indication of interest and on June 14, 2024, Party A was granted access to the Greenbrook Data Room.
On July 1, 2024, Greenbrook received a non-binding indication of interest from Party A regarding an acquisition by Party A of all of the outstanding Greenbrook Shares in exchange for a combination of cash and stock (the “Party A Offer”). The Party A Offer valued Greenbrook at approximately $25,000,000 to $30,000,000 on a cash-free, debt-free basis, assuming the conversion of all Greenbrook debt into Greenbrook Shares. The Party A Offer was subject to due diligence and negotiation of transaction terms. Greenbrook engaged in discussions with Madryn regarding the terms of the Party A Offer.
On July 1, 2024, the Greenbrook Special Committee met, with the assistance of A.G.P., Torys and MCR, to discuss the Party A Offer and Greenbrook’s proposed response to the Second Revised Neuronetics Offer, which included input from Madryn (the “Revised Greenbrook Counteroffer”). The Revised Greenbrook Counteroffer included, among other things, an increase to the exchange ratio such that Greenbrook Shareholders would hold a 47% interest in the post-closing combined company on a fully-diluted basis (following conversion of all Greenbrook debt into Greenbrook Shares), compared to 40% as proposed in the Second Revised Neuronetics Offer. After discussion of the Second Revised Neuronetics Offer, the Revised Greenbrook Counteroffer and other potential strategic alternatives, including with respect to the status of the Strategic Process, the Greenbrook Special Committee determined that management of Greenbrook should deliver the Revised Greenbrook Counteroffer to Neuronetics.
On July 3, 2024, Greenbrook was made aware by Madryn of discussions between Madryn and a potential strategic partner that was not formally involved in the Strategic Process (“Party B”), but that had engaged in preliminary discussions with Madryn, regarding a non-binding summary of proposed terms (the “Party B IOI”) in relation to a transaction whereby Greenbrook would commence a voluntary bankruptcy case under Chapter 11 of title 11 of the United States Code with the intent of confirming a plan of reorganization whereby, among other things, Madryn and Party B would become the equity holders of the reorganized Greenbrook, Party B would commit to fund a super-priority debtor-in-possession financing facility, assuming the conversion of approximately 75% of Greenbrook debt into Greenbrook Shares, and a portion of senior debt of Greenbrook would be retained by each of Madryn and Party B following the reorganization. The Party B IOI was subject to confirmatory due diligence and negotiation of transaction terms. Greenbrook engaged in discussions with Madryn regarding the terms of the Party B IOI, which was considered by Greenbrook and Madryn and ultimately determined not to be acceptable to Madryn.
Between June 13, 2024 and July 8, 2024, management of Greenbrook and Neuronetics met a number of times, including with Madryn, to discuss and negotiate proposed terms of the transaction based on the Second Revised Neuronetics Offer and the Revised Greenbrook Counteroffer. On July 8, 2024, members of management of Neuronetics, management of Greenbrook, representatives of Madryn and representatives of Canaccord Genuity met in person in Charlotte, NC for additional negotiations.

Following that discussion, on July 8, 2024, with the approval of the Transaction Committee, Neuronetics delivered a further revised non-binding indication of interest to Greenbrook (the “Final Neuronetics Offer”) regarding an all-stock merger that was substantially similar to the Second Revised Neuronetics Offer, except that the exchange ratio had been increased such that Greenbrook Shareholders would hold a 43% interest in the post-closing combined company on a fully-diluted basis (following conversion of all Greenbrook debt into Greenbrook Shares), compared to 40% as proposed in the Second Revised Neuronetics Offer and 47% as proposed in the Revised Greenbrook Counteroffer. The decision to offer an increased exchange ratio in the Final Neuronetics Offer was based on financial projections received from Greenbrook during the July 8, 2024 meeting as well as Neuronetics additional financial analysis supporting the increased valuation. The Final Neuronetics Offer was subject to confirmatory due diligence and negotiation of transaction terms. At the conclusion of the meeting, Greenbrook and Madryn orally agreed to the Final Neuronetics Offer, subject to receipt of the required approval from the Greenbrook Special Committee.
On July 9, 2024, the Greenbrook Special Committee met, with the assistance of A.G.P., Torys and MCR, to evaluate and discuss the Final Neuronetics Offer, the Party A Offer and the Party B IOI. The other Selected Potential Counterparties advised A.G.P. that they would not be submitting a proposal to acquire Greenbrook. A.G.P. advised the Greenbrook Special Committee that it expected to be able to deliver the A.G.P. Fairness Opinion when required prior to execution of the Arrangement Agreement. After reviewing and discussing the evaluation analysis in detail, including potential alternative transactions and a continuation of the status quo as a standalone entity, the Greenbrook Special Committee concluded that the terms of the Final Neuronetics Offer was superior to each of the Party A Offer and the Party B IOI on the basis that, among other things, the valuation of Greenbrook in the Final Neuronetics Offer was higher than in the Party A Offer and the Party B IOI and Greenbrook Shareholders were expected to have the opportunity to participate in a larger interest of the post-closing combined company if the Final Neuronetics Offer was implemented than in the case of the Party A Offer or the Party B IOI and that the Party A Offer and the Party B IOI were not as attractive, from, among other things, a financial and procedural standpoint (including for the reason that the Party B IOI involved a voluntary bankruptcy process with debtor-in-possession financing and that Madryn was not supportive of the Party B IOI), as the Final Neuronetics Offer. Greenbrook and Neuronetics subsequently executed the Final Neuronetics Offer and entered into an exclusivity agreement dated July 9, 2024 (the “Exclusivity Agreement”). The Exclusivity Agreement required Greenbrook to negotiate exclusively with Neuronetics until August 23, 2024.
On July 19, 2024, representatives of Stikeman provided representatives of Torys and Moore & Van Allen, PLLC, U.S. counsel to Madryn (“MVA”), with an initial draft of the Arrangement Agreement. On July 22, 2024, members of management of Neuronetics and Greenbrook, along with their respective outside legal and financial advisors, met virtually to discuss timeline, workstreams and next steps in the process.
From July 19, 2024 to August 11, 2024, Neuronetics and Greenbrook, along with their respective legal and financial advisors, negotiated the terms of the Arrangement, including the Arrangement Agreement. In particular, the parties discussed the form and terms of consideration, the terms and timing of the Greenbrook Debt Conversion, representation by Madryn on the Neuronetics Board following closing, treatment of the securities governed by the Greenbrook Equity Incentive Plans under the Arrangement, interim covenants, conditions to closing, termination rights under the Arrangement Agreement and deal protection provisions, among other matters. In addition, Greenbrook and Madryn, along with their respective advisors, negotiated the terms of the Greenbrook Debt Conversion, including the TL Conversion Agreement.
On July 26, 2024, representatives of Stikeman provided representatives of Torys and MVA with initial draft forms of the Greenbrook Voting and Support Agreements. Between July 26, 2024 and August 11, 2024, the parties negotiated the terms of the Greenbrook Voting and Support Agreements and the Neuronetics Voting and Support Agreements.
Between July 26, 2024 and August 11, 2024, representatives of Torys, Ballard, Stikeman, MVA, and Borden Ladner Gervais LLP, Canadian counsel to Madryn (“BLG”), met numerous times to discuss, among other things, the Arrangement and the Greenbrook Debt Conversion, the Arrangement Agreement, the Registration Rights Agreement (as defined below), the Greenbrook Voting and Support Agreements and the Neuronetics Voting and Support Agreements and related matters.
On July 27, 2024, representatives of Torys provided representatives of Ballard and Stikeman with a revised draft of the Arrangement Agreement.

On July 29, 2024, the Greenbrook Special Committee met, with the assistance of A.G.P., Torys and MCR, to discuss an update on the Arrangement and preparation of the A.G.P. Fairness Opinion.
On July 30, 2024, representatives of Torys and Stikeman met to discuss outstanding issues relating to the initial draft of the Arrangement Agreement provided by Stikeman. On July 30, 2024, representatives of A.G.P. and the Greenbrook Special Committee and management of Greenbrook met to discuss matters relating to the A.G.P. Fairness Opinion.
On August 1, 2024, representatives of Stikeman provided representatives of Torys with a further revised draft of the Arrangement Agreement and an initial draft of the Plan of Arrangement. On August 1, 2024, representatives of Torys, MVA and BLG had a follow-up meeting to discuss the Greenbrook Debt Conversion in the context of the Arrangement. Later that day, on August 1, 2024, representatives of Neuronetics, Ballard, Stikeman, Torys and MVA met to discuss the Arrangement and the Greenbrook Debt Conversion.
On August 2, 2024, the Neuronetics Board met to review the proposed transaction with management and Neuronetics legal and financial advisors. At this meeting, the Neuronetics Board discussed with management and Neuronetics legal and financial advisors, as appropriate, the status and findings regarding the due diligence being performed on Greenbrook and financial analysis of Greenbrook, the terms of the draft Arrangement Agreement, the Plan of Arrangement, the Greenbrook Voting and Support Agreements and the Neuronetics Voting and Support Agreements, and the fiduciary duties of the Neuronetics Board.
On August 5, 2024, representatives of Torys provided representatives of Ballard and Stikeman with a further revised draft of the Arrangement Agreement and a revised draft of the Plan of Arrangement. On August 5, 2024, the Greenbrook Special Committee met with representatives of Torys and A.G.P. to discuss the progress of the Arrangement, key open issues, including the status of the Greenbrook Debt Conversion and related documentation, and process issues, including the A.G.P. Fairness Opinion.
On August 8, 2024, the Greenbrook Special Committee met, with the assistance of A.G.P., Torys and MCR, to discuss the progress of the Arrangement and the Greenbrook Debt Conversion, key open issues and process issues.
On August 9, 2024, representatives of Stikeman provided representatives of Torys with a further revised draft of the Arrangement Agreement.
The Neuronetics Board met on August 6, 8, 9 and 10, 2024 to further review and discuss the open terms of the Arrangement Agreement, the Registration Rights Agreement and related agreements and status and timing of the transaction. In addition, the Neuronetics Board reviewed with management and the Neuronetics advisors, as appropriate, diligence matters regarding Greenbrook, including, among other things, potential tax impacts in connection the transactions contemplated by the Arrangement Agreement and open litigation; anticipated synergies that would be generated by combining Neuronetics and Greenbrook, and pro forma cash flow and financial projections upon consummation of the transaction.
On August 11, 2024, representatives of Torys provided representatives of Ballard and Stikeman with a further revised draft of the Arrangement Agreement. Later that evening, on August 11, 2024, representatives of Stikeman provided representatives of Torys with a near-final version of the Arrangement Agreement and representatives of Torys provided representatives of Ballard Spahr and Stikeman with a proposed final version of the Plan of Arrangement.
Throughout the rest of the day on August 11, 2024 and early into the morning on August 12, 2024, Ballard and Stikeman, on the one hand, and Torys, on the other hand, finalized the terms of the Arrangement Agreement, subject to approval by the parties. MVA and BLG, on the one hand, and Torys, on the other hand, also finalized the terms of the TL Conversion Agreement, subject to approval by the parties. Early on August 12, 2024, representatives of Torys provided representatives of Ballard and Stikeman with a proposed execution version of the Arrangement Agreement.
The Neuronetics Board convened initially in the morning of August 11, 2024 for a status update and review of open terms in the Arrangement Agreement and other transaction agreements and reconvened in the afternoon and evening of August 11, 2024 to receive an update on the status and open transaction terms, review the resolution of the issues that remained outstanding with respect to the Arrangement Agreement and the various transaction documents and review the joint press release regarding the transaction and other investor relation communications. Prior to this meeting of the Neuronetics Board, management of Neuronetics had provided the Neuronetics Board with a due diligence report on Greenbrook, and management of Neuronetics had provided a summary of those due diligence findings. During the meeting, management of Neuronetics provided the Neuronetics Board with an update on the negotiations, and their recommendation to proceed with the Arrangement on the basis of the terms set out in the Arrangement Agreement. Representatives of Stikeman and Ballard reviewed a summary of the final key terms of the Arrangement Agreement, Plan of Arrangement, the Registration Rights Agreement, the Greenbrook Voting and Support Agreements and the Neuronetics Voting and Support Agreements provided to the Neuronetics Board in advance of the meeting, and discussed with the Neuronetics Board how the last issues had been settled with Greenbrook. Canaccord Genuity delivered to the Neuronetics Board an oral opinion, which opinion was confirmed by delivery of a written opinion dated August 11, 2024, to the effect that, as of that date and based upon and subject to the assumptions, factors and qualifications set forth in such written opinion, the Consideration was fair, from a financial point of view, to Neuronetics. See “—Opinion of Canaccord Genuity” and the Canaccord Genuity Fairness Opinion attached as Appendix “F-2” to this Joint Proxy Statement/Circular. The Neuronetics Board, with the assistance of its financial and legal advisors, discussed and analyzed the relative benefits and risks associated with the Arrangement, including the factors set out below under the heading “—Reasons Considered by the Neuronetics Board; Recommendation of the Neuronetics Share Issuance Proposal by the Neuronetics Board”. After careful deliberations, the Neuronetics Board unanimously resolved, among other things, to approve the Arrangement and the issuance of the Consideration Shares and recommend that the Neuronetics Stockholders vote for the Neuronetics Proposals at the Neuronetics Meeting.
In the evening of August 11, 2024, the Greenbrook Special Committee met, with the assistance of A.G.P., Torys and MCR, to determine the Greenbrook Special Committee’s recommendation to the Greenbrook Board with respect to the Arrangement. During the meeting, Torys briefed the Greenbrook Special Committee on its fiduciary duties and other legal and process considerations and the main transaction agreements. A.G.P. provided the Greenbrook Special Committee with an oral opinion that, as of August 11, 2024, and subject to the assumptions, limitations and qualifications set forth in the A.G.P. Fairness Opinion, the Consideration to be received by Greenbrook Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Greenbrook Shareholders. The Greenbrook Special Committee, with the assistance of A.G.P., Torys and MCR, discussed and analyzed the relative benefits and risks associated with the Arrangement and the status quo, including the factors set out below under the heading “—Reasons Considered by the Greenbrook Special Committee and the Greenbrook Board”. After careful deliberations, the Greenbrook Special Committee unanimously determined that the Arrangement in the best interests of Greenbrook and that the Arrangement is fair to the Greenbrook Shareholders (other than Madryn) and unanimously resolved, among other things, to recommend that the Greenbrook Board determine that the Arrangement is in the best interests of Greenbrook and the Arrangement is fair to the Greenbrook Shareholders (other than Madryn), approve the Arrangement and the Greenbrook Debt Conversion and recommend that the Greenbrook Shareholders vote in favor of the Greenbrook Arrangement Resolution at the Greenbrook Meeting.
Following the meeting of the Greenbrook Special Committee, on August 11, 2024, the Greenbrook Board met, together with management of Greenbrook and A.G.P., Torys and MCR, to receive the recommendation of the Greenbrook Special Committee and to consider the Arrangement. Mr. Tworecke presented the Greenbrook Special Committee’s recommendation and the reasons for its recommendation. Torys briefed the Greenbrook Board on its fiduciary duties and other legal and process considerations. A.G.P. provided the Greenbrook Board with its oral opinion that, as of August 11, 2024, and subject to the assumptions, limitations and qualifications set forth in the A.G.P. Fairness Opinion, the Consideration to be received by Greenbrook Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Greenbrook Shareholders. After careful deliberations, the Greenbrook Board unanimously determined that the Arrangement is in the best interests of Greenbrook and the Arrangement is fair to the Greenbrook Shareholders (other than Madryn) and unanimously resolved, among other things, to approve the Arrangement and the Greenbrook Debt Conversion and recommend that the Greenbrook Shareholders vote in favor of the Greenbrook Arrangement Resolution at the Greenbrook Meeting.
Prior to the opening of markets on August 12, 2024, Greenbrook and Neuronetics executed and delivered the Arrangement Agreement, the Greenbrook Voting and Support Agreements and the Neuronetics Voting and Support Agreements, and Greenbrook and Madryn executed and delivered the TL Conversion Agreement.

The Arrangement was announced by Neuronetics and Greenbrook by way of a joint press release at 7:15 a.m. (Eastern time) on August 12, 2024. Neuronetics hosted a conference call on August 12, 2024 at 8:30 a.m. (Eastern time) to discuss, among other things, the Arrangement and Neuronetics’ financial and operating results for the second quarter of 2024.
Recommendation of the Greenbrook Board
After consultation with its financial and legal advisors and the recommendation of the Greenbrook Special Committee, the Greenbrook Board has unanimously determined that the Arrangement is in the best interests of Greenbrook and Greenbrook Shareholders and that the consideration to be received by the Greenbrook Shareholders pursuant to the Arrangement is fair to such holders. In addition, A.G.P., Greenbrook’s independent financial advisor, has rendered an opinion that, as of the date of the A.G.P. Fairness Opinion and based upon and subject to the assumptions, limitations and qualifications set forth therein, the consideration to be received by Greenbrook Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Greenbrook Shareholders. See “— Fairness —Opinion of A.G.P./Alliance Global Partners”.
Accordingly, the Greenbrook Board unanimously recommends that Greenbrook Shareholders vote FOR the Greenbrook Arrangement Resolution.
Reasons Considered by the Greenbrook Special Committee and the Greenbrook Board
With the assistance of its financial and legal advisors, the Greenbrook Special Committee carefully considered a number of substantive and procedural factors relating to the Arrangement, including, among others, the following:
•
A.G.P. Fairness Opinion. A.G.P. delivered an opinion to the Greenbrook Special Committee that, as of August 11, 2024 and based upon and subject to the assumptions, limitations and qualifications set forth therein, the consideration to be received by Greenbrook Shareholders pursuant to the Arrangement is fair, from a financial point of view, to Greenbrook Shareholders. The Greenbrook Special Committee also considered the compensation arrangements of A.G.P., in particular that A.G.P. was engaged to provide the A.G.P. Fairness Opinion on a fixed fee basis that was not contingent on the conclusions reached therein or the completion of the Arrangement.

•	Broad Sale Process and Compelling Value Relative to Limited Alternatives for Sale to Third Parties.
○
Greenbrook explored multiple various alternatives to address its current financial situation, including a going-private transaction, a recapitalization, a strategic investment into the company, a sale of certain assets or a sale or merger of Greenbrook. In particular, Greenbrook conducted a broad auction process prior to its determination to engage with Neuronetics, which process involved contacting more than 35 potential strategic partners, including strategic and financial buyers and drug developers, with respect to their potential interest in acquiring Greenbrook, entering into non-disclosure and confidentiality agreements with 12 potential strategic partners, granting access to such potential strategic partners to a virtual data room containing certain diligence materials of Greenbrook and attracting expressions of interest from, and carrying on initial discussions regarding a potential transaction with, three third parties (including Neuronetics). At the conclusion of such process, and in light of the anticipated benefits of the Arrangement and the likely consequences of a failure to pursue the Arrangement, the Greenbrook Special Committee and the Greenbrook Board concluded that it was prudent to proceed with negotiating the terms of the Arrangement Agreement with Neuronetics and to pursue the Arrangement as the Arrangement represents the best going concern solution available to Greenbrook in the circumstances.

○
Since the public announcement of the Arrangement on August 11, 2024, the Greenbrook Special Committee has not received any expressions of interest or proposals from third parties with respect to an alternative transaction. Even if such a proposal were to be made, such an acquisition could not be effected without the support of Madryn and its affiliates. Given that the Madryn Parties have entered into the Madryn Voting and Support Agreements, such proposal would need to constitute a “Greenbrook Enhanced Superior Proposal” (as defined in the Madryn Voting and Support Agreements) in order for the Madryn Parties to be able to support such alternative transaction.

○
The Madryn Parties, the lenders under the Greenbrook Credit Agreement and the holders of a significant portion of the outstanding Convertible Notes, are supportive of the Arrangement. Pursuant to the TL Conversion Agreement, the Madryn Parties have agreed to convert the outstanding amounts under the Greenbrook Credit Agreement and all of the Convertible Notes into Greenbrook Shares prior to closing of the Arrangement.

•
Business Issues and Trends. In considering the status quo as an alternative to pursuing the Arrangement, the Greenbrook Special Committee assessed Greenbrook’s current strategic direction and business plan in light of the challenging set of circumstances that Greenbrook has been faced with over the past several years, the challenges faced by Greenbrook to meet expected cash requirements of Greenbrook, including to service and repay existing debt, the current and anticipated future opportunities, challenges and risks associated with such plan, including Greenbrook’s expected future financial and liquidity requirements, the investments required to achieve such plan, the risks associated with the healthcare industry generally, the competitive landscape of the industry in which Greenbrook operates, as well as the other risks and uncertainties set forth in the Greenbrook 10-K and the potential impact of such factors on the future trading price of the Greenbrook Shares, and ultimately concluded that the Arrangement is an attractive proposition and fair outcome for Greenbrook Shareholders (other than Madryn) relative to the status quo.

•
Arm’s Length Negotiations. The terms of the Arrangement and the Arrangement Agreement are the result of a negotiation process that was undertaken at arm’s length between the Greenbrook Special Committee, with the assistance of and advice from its financial and legal advisors, on the one hand, and Neuronetics and its advisors, on the other than. The Greenbrook Special Committee had broad authority to negotiate the terms of the Arrangement with Neuronetics, including to accept or reject any proposals made by Neuronetics or any other transaction and to identify, evaluate, negotiate and make recommendations to the Greenbrook Board regarding any alternative transaction. The Greenbrook Special Committee regularly held meetings to consider and review the terms of the Initial 2024 Neuronetics Offer, the results of subsequent negotiations with Neuronetics and the Arrangement. The members of the Greenbrook Special Committee were adequately compensated for their services and their compensation was not contingent on recommending the Arrangement to the Greenbrook Board for approval or taking the other actions described herein. The Greenbrook Special Committee is comprised solely of independent directors who are unrelated to Madryn and management of Greenbrook, and was advised by experienced, qualified and independent financial and legal advisors.

•
Arrangement Agreement Terms. The terms and conditions of the Arrangement Agreement are, in the judgment of the Greenbrook Special Committee, following consultations with its and Greenbrook’s legal advisors, reasonable and were the result of extensive negotiations. In particular:

○	Limited Conditions to Closing. Completion of the Arrangement is subject to a limited number of conditions which the Greenbrook Special Committee believes are reasonable in the circumstances.
○
Ability to Change Recommendation. The Arrangement Agreement permits the Greenbrook Board to, in certain circumstances, change its recommendation that Greenbrook Shareholders vote for the Greenbrook Arrangement Resolution where, among other things, the Greenbrook Board has received a Greenbrook Acquisition Proposal (as defined in the Arrangement Agreement) and has determined that the Greenbrook Acquisition Proposal constitutes a Greenbrook Superior Proposal (as defined in the Arrangement Agreement). Even if such a Greenbrook Acquisition Proposal were to be made and the Greenbrook Board were to determine that it constituted a Greenbrook Superior Proposal, such an acquisition could not be effected without the support of Madryn and its affiliates. Given that the Madryn Parties have entered into the Madryn Voting and Support Agreements, such proposal would need to constitute a “Greenbrook Enhanced Superior Proposal” (as defined in the Madryn Voting and Support Agreements) in order for the Madryn Parties to be able to support such an alternative transaction.

○
Neuronetics Termination Fee. If the Arrangement Agreement is terminated in certain circumstances, Neuronetics has agreed to pay a termination fee of $1,900,000 to Greenbrook, which would help defray Greenbrook’s expenses incurred in connection with the Arrangement.

•	Shareholder and Court Approvals Required.
○
The Arrangement will become effective only if it is approved by: (i) at least two-thirds (66 2/3%) of the votes cast by Greenbrook Shareholders present or represented by proxy and entitled to vote at the Greenbrook Meeting (including the Greenbrook Shares held by Madryn and its affiliates); and (ii) a simple majority (more than 50%) of the votes cast by Greenbrook Shareholders present or represented by proxy and entitled to vote at the Greenbrook Meeting, excluding, for the purpose of (ii), the votes attached to the 6,363,636 Greenbrook Shares held by Madryn and its affiliates, the 832,500 Greenbrook Shares held by Bill Leonard and the Greenbrook Shares held by any other Greenbrook Shareholder required to be excluded under MI 61-101.

○
Completion of the Arrangement is subject to the approval of the Court, after considering the procedural and substantive fairness of the Arrangement at a hearing at which Greenbrook Shareholders and others are entitled to attend and be heard.

•
Continuing Interest in Neuronetics. Following the Arrangement, Greenbrook will no longer exist as a public company and the Greenbrook Shares will be delisted from the OTCQB Market. However, Greenbrook Shareholders will have the opportunity to participate in the potential benefits of a continued investment in Greenbrook, including any future increase in value that might result from future growth and the potential achievement of Greenbrook’s long-term strategic plans, through their holding of Neuronetics Shares, which are listed on Nasdaq, following closing of the Arrangement.

•
Dissent Rights. Registered Greenbrook Shareholders who do not vote their Greenbrook Shares for the Arrangement are entitled to exercise rights of dissent with respect to the Arrangement and receive “fair value” for their Greenbrook Shares as determined by the Court.

•
Voting and Support Agreements. MHP II, MHP II – Cayman, MSO, Greybrook Health, 1315 Capital and each of the members of the Greenbrook Board and the executive officers of Greenbrook, who hold in the aggregate 16,536,208 Greenbrook Shares (representing approximately 48.7% of issued and outstanding Greenbrook Shares (on a non-diluted basis and after taking into account the previously announced cancellation of 11,634,660 outstanding Greenbrook Shares that was completed on August 16, 2024)), have entered into Greenbrook Voting and Support Agreements with Neuronetics pursuant to which, and subject to the terms thereof, such Greenbrook Shareholders have agreed to vote their Greenbrook Shares for the Greenbrook Arrangement Resolution.

•
Other Stakeholders. The Greenbrook Special Committee considered the impact of the Arrangement on all of Greenbrook’s stakeholders, including the Greenbrook Shareholders (other than Madryn), the holders of the Convertible Notes (other than Madryn), employees, suppliers, vendors, customers and the communities in which Greenbrook operates. In the view of the Greenbrook Special Committee, the terms of the Arrangement Agreement treat such stakeholders equitably and fairly.

In making its recommendation with respect to the Arrangement, the Greenbrook Special Committee also considered a number of potential risks and potential negative factors, which the Greenbrook Special Committee concluded were outweighed by the positive substantive and procedural factors described above, including, among others, the following:
•
Risks to the Business of Non-Completion. There are risks to Greenbrook if the Arrangement is not completed despite the parties’ efforts or completion of the Arrangement is unduly delayed, even if the Greenbrook Arrangement Resolution is not approved, including the potential for suits, actions or proceedings in respect of the Arrangement Agreement or the Arrangement, the potential resulting negative impact on Greenbrook’s business, vendor and customer relationships, the potential loss of value to the Greenbrook Shareholders (other than Madryn) and the possible reduction of the trading price of the Greenbrook Shares.

•
Transaction Costs and Expenses. Greenbrook has incurred and will continue to incur significant transaction costs and expenses in connection with the Arrangement, regardless of whether the Arrangement is completed.

•
Diversion of Management’s Attention. There are risks that management’s attention and other resources will be diverted from the operation of Greenbrook’s business, including other strategic opportunities and operational matters, while working towards the completion of the Arrangement.

•
Pendency of the Arrangement. The pendency of the Arrangement may have a negative impact on Greenbrook’s business, including its relationship with its employees, customers, suppliers and local communities in which Greenbrook operates.

•
Termination of the Arrangement Agreement. Neuronetics has the right to terminate the Arrangement Agreement in certain circumstances, including if holders of more than 10% of the Greenbrook Shares that are issued and outstanding as at the deadline for the exercise of dissent rights specified in the Plan of Arrangement exercise dissent rights.

•
Greenbrook Termination Fee. The Greenbrook Termination Fee is payable by Greenbrook to Neuronetics if the Arrangement is not completed and the Arrangement Agreement is terminated in certain circumstances.

•
Non-Solicitation Obligations. The terms of the Madryn Voting and Support Agreements, Greenbrook’s non-solicitation obligations under the Arrangement Agreement and the Greenbrook Termination Fee payable by Greenbrook to Neuronetics in certain circumstances under the Arrangement Agreement may discourage other parties from making a superior proposal. The Greenbrook Special Committee was advised, and understood, that such restrictions would further limit the possibility that a superior proposal will emerge. However, given that a broad auction process had been conducted prior to Greenbrook determining to engage with Neuronetics and that Madryn and the Madryn Parties are supportive of the Arrangement, these restrictions are not considered significant in the circumstances.

•
Restrictions on Operations. The Arrangement Agreement imposes various restrictions on the conduct of Greenbrook’s business during the period between the entering into of the Arrangement Agreement and the consummation of the Arrangement that could delay or prevent Greenbrook from undertaking business opportunities that may arise pending completion of the Arrangement.

•
Interests of Certain Persons. Certain of the directors and executive officers of Greenbrook may have interests in the Arrangement that are different from, or in addition to, those of the Greenbrook Shareholders (other than Madryn), including the right to receive collateral benefits (as such term is defined under MI 61-101) that differ from, or are in addition to, the Consideration Shares to be received by the Greenbrook Shareholders under the Arrangement. See “—Interests of Greenbrook’s Directors and Management in the Arrangement”.

•
Taxable Transaction. The Arrangement will generally be a taxable transaction and, as a result, the holders of Greenbrook Shares who are residents of Canada for purposes of the Tax Act will generally be required to pay taxes on any taxable gains that result from their receipt of the Consideration Shares pursuant to the Arrangement.

The foregoing includes forward-looking information and readers are cautioned that actual results may vary. See “Information Concerning Forward-Looking Information” and “Risk Factors”.
The foregoing summary of the information and factors considered by the Greenbrook Special Committee is not intended to be exhaustive of the factors considered by the Greenbrook Special Committee in reaching its conclusions and making its recommendations, but includes a summary of the material information, factors and analysis considered by the Greenbrook Special Committee in reaching such conclusions and making such recommendations. The Greenbrook Special Committee’s recommendation is based upon the totality of the information presented to and considered by it. In light of the numerous factors considered in connection with its evaluation of the Arrangement, the Greenbrook Special Committee did not find it practicable to, and did not attempt to, quantify or otherwise assign relative weight to the various factors that it considered in reaching its decision. In addition, individual members of the Greenbrook Special Committee may have given different weights to different factors. The respective conclusions and unanimous recommendation of the Greenbrook Special Committee were made after considering all of the information and factors involved.

Recommendation of the Neuronetics Board
The Neuronetics Board unanimously determined that the Arrangement, the negotiation of and entry into the Arrangement Agreement and the other transactions and matters contemplated in the Arrangement Agreement or in connection therewith are in the best interests of, and are advisable to, Neuronetics and the Neuronetics Stockholders. The Neuronetics Board unanimously recommends that Neuronetics Stockholders vote FOR the Neuronetics Charter Amendment Proposal, FOR the Neuronetics Share Issuance Proposal, FOR the Neuronetics Incentive Plan Proposal and FOR the Neuronetics Adjournment Proposal.
Reasons Considered by the Neuronetics Board; Recommendation of the Neuronetics Share Issuance Proposal by the Neuronetics Board
In reaching its decision to unanimously approve the Arrangement Agreement and the transactions contemplated thereby, including the issuance of Neuronetics Shares to Greenbrook Shareholders in connection with the Arrangement, the Neuronetics Board considered the following factors, all of which they viewed as supporting its decision to approve the Arrangement Agreement and the transactions contemplated thereby:
Strategic Factors. The Neuronetics Board evaluated the following key strategic factors supporting its approval of and entry into the Arrangement Agreement:
•	that the Arrangement may strengthen Neuronetics’ balance sheet, improve financial flexibility, provide significant growth funding and an accelerated path to cash flow breakeven and profitability;
•
that the Arrangement may expand Neuronetics’ revenue base across a broader portfolio of mental health-related products and services (e.g., esketamine nasal spray therapy) facilitating greater resiliency to market dynamics;

•	that the Arrangement may allow Neuronetics to better operationalize Greenbrook Treatment Centers by more rapidly growing treatment session utilization and improving in-store profitability;
•	that the Arrangement may provide the opportunity to enhance its service offerings to Neuronetics’ current customers;
•	that the Arrangement may allow for greater and more consistent nationwide category and brand awareness for NeuroStar® TMS therapy;
•	that the Neuronetics Board believes that the Arrangement would be accretive to the current trading price of the Neuronetics Shares;
•	that the Arrangement may diversify the Neuronetics stockholder base and enhance trading liquidity; and
•	that the Arrangement would be more favorable compared to the alternative transactions and business opportunities that may have been available to Neuronetics given market conditions.
Other Factors Considered by the Neuronetics Board. In addition to considering the strategic factors described above, the Neuronetics Board considered the following additional factors, all of which it viewed as supporting its decision to approve the Arrangement:
•
its knowledge of Neuronetics’ business, operations, financial condition, earnings and prospects on a standalone basis and of Greenbrook’s business, operations, financial condition, earnings and prospects, taking into account the results of Neuronetics’ due diligence review of Greenbrook;

•
the Canaccord Genuity Fairness Opinion, dated August 11, 2024, to the effect that, as of that date and based upon and subject to certain assumptions, factors and qualifications set forth in such written opinion, the Consideration was fair, from a financial point of view, to Neuronetics;

•
the terms and conditions of the Arrangement Agreement, including the completion of the Arrangement, are subject to a limited number of customary conditions the Neuronetics Board consider to be reasonable in the circumstances and the Arrangement is not subject to antitrust or foreign investment approval conditions;

•	the terms and conditions of the Arrangement Agreement are the result of a rigorous arm’s length negotiation process;
•	the terms and conditions of the Greenbrook Voting and Support Agreements; and
•	the reasonableness of the potential termination amount of $1,900,000, which could become payable by Greenbrook if the Arrangement Agreement is terminated in certain circumstances.

The Neuronetics Board weighed the advantages and opportunities listed above against a number of other factors identified in its deliberations as weighing negatively against the Arrangement, including:
•	the risk that the transaction and integration costs may be greater than anticipated;
•
the cost of the transaction, including dilution to Neuronetics Stockholders, as compared to other alternative transactions and business opportunities that may have been available to Neuronetics (including a financing);

•	the cost, including the time spent by Neuronetics’ management, associated with a decision to pursue a strategic transaction, as well as the potential ongoing liabilities of Greenbrook;
•
the impact that the announced transaction could have on Neuronetics’ stock price and on Neuronetics’ ability to raise additional capital or engage in certain business development discussions during the pre-closing period;

•
the potential termination amount of $1,900,000, which could become payable by Neuronetics if the Arrangement Agreement is terminated in certain circumstances, including the failure to obtain the stockholder vote to approve the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal following a Neuronetics Change in Recommendation (as defined below);

•	the risk that the transaction might not be consummated in a timely manner or at all and its likely detrimental effect on Neuronetics’ cash position and stock price;
•	the risk that strategic benefits, operating synergies, cashflow projections and other anticipated benefits might not be realized or may take longer than expected to achieve;
•	the fact that either party has the ability to terminate the Arrangement Agreement under certain circumstances in connection with a superior proposal;
•
the restrictions imposed pursuant to the Arrangement Agreement on the conduct of Neuronetics’ business and operations during the period between the execution of the Arrangement Agreement and the consummation of the Arrangement or the termination of the Arrangement Agreement;

•	the possibility of disruptive stockholder litigation following announcement of the Arrangement; and
•
various other risks associated with Greenbrook and the Arrangement, including the risks described in “Risk Factors”, and the matters described under “Information Concerning Forward-Looking Statements”.

After considering these factors and through discussions with Neuronetics’ management and outside legal and financial advisors, the Neuronetics Board concluded that the potential benefits of entering into the Arrangement Agreement outweighed the uncertainties and risks. In view of the factors considered in connection with its evaluation of the Arrangement and the complexity of these matters, the Neuronetics Board did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the Arrangement and the Arrangement Agreement and to make its recommendation to Neuronetics Stockholders. In addition, individual members of the Neuronetics Board may have given differing weights to different factors and applied his or her own personal business judgment to the process. The Neuronetics Board unanimously determined that the Arrangement, the negotiation of and entry into the Arrangement Agreement and the other transactions and matters contemplated in the Arrangement Agreement or in connection therewith, including the issuance of Neuronetics Shares to Greenbrook Shareholders in connection with the Arrangement, were in the best interests of, and were advisable to, Neuronetics and the Neuronetics Stockholders and approved the Arrangement Agreement and the transactions contemplated by the Arrangement Agreement.
The Neuronetics Board unanimously recommends that Neuronetics Stockholders vote FOR the Neuronetics Charter Amendment Proposal, FOR the Neuronetics Share Issuance Proposal, FOR the Neuronetics Incentive Plan Proposal and FOR the Neuronetics Adjournment Proposal.
Description of the Plan of Arrangement
The following description of the Plan of Arrangement is qualified in its entirety by reference to the full text of the Plan of Arrangement, a copy of which is attached as Appendix “B” to this Joint Proxy Statement/Circular.

The Arrangement will be implemented pursuant to a court-approved plan of arrangement under section 182 of the OBCA. The purpose of the Plan of Arrangement is to facilitate a series of transactions which will occur in a specific sequence and as a consequence of which Neuronetics will acquire all of the issued and outstanding Greenbrook Shares.
Pursuant to the Plan of Arrangement, commencing at the Effective Time, each of the following events shall occur and shall be deemed to occur sequentially in the following order without any further authorization, act or formality, in each case, unless stated otherwise, effective as at five-minute intervals starting at the Effective Time:
(a)
each Greenbrook Option, whether vested or unvested, outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, surrendered for cancellation and transferred to Greenbrook in consideration for the issuance by Greenbrook of Net Option Surrender Shares, if any, equal to, rounded down to the nearest whole share: (i) the number of Greenbrook Shares subject to such Greenbrook Option immediately prior to the Effective Time minus (ii) the number of Greenbrook Shares that, when multiplied by the closing price of a Greenbrook Share on the OTCQB Market on the trading day immediately preceding the Effective Date, is equal to the aggregate exercise price of such Greenbrook Option (and in the event that such number of Greenbrook Shares is negative, it shall be deemed to be zero), and the holder of the Greenbrook Option shall be and shall be deemed to be the holder of such number of Net Option Surrender Shares, but the holder of such Greenbrook Option shall not be entitled to a certificate or other document representing the Net Option Surrender Shares so issued;

(b)
each Greenbrook PSU, whether vested or unvested, notwithstanding the terms of the Greenbrook Omnibus Plan or any award agreement governing the Greenbrook PSUs, shall immediately be cancelled for no consideration and the holder thereof shall no longer have any rights thereto;

(c)
each Greenbrook RSU, whether vested or unvested, notwithstanding the terms of the Greenbrook Omnibus Plan or any award agreement governing the Greenbrook RSUs, shall immediately be cancelled for no consideration and the holder thereof shall no longer have any rights thereto;

(d)
each Greenbrook DSU, whether vested or unvested, outstanding immediately prior to the Effective Time, notwithstanding the terms of the Greenbrook DSU Plan or any award agreement governing the Greenbrook DSUs, shall be deemed to be unconditionally fully vested, and thereafter such Greenbrook DSU shall, without any further action by or on behalf of the holder of such Greenbrook DSU, be deemed to be assigned and transferred by such holder to Greenbrook and shall immediately be cancelled in exchange for: (i) if the Effective Date Market Price is less than or equal to the Minimum Price, a cash payment equal to the Effective Date Market Price; and (ii) if the Effective Date Market Price is greater than the Minimum Price, at the election of Neuronetics, either (A) a cash payment equal to the Effective Date Market Price, or (B) such number of Neuronetics Shares equal to the Effective Date Market Price divided by the closing price of a Neuronetics Share on Nasdaq on the trading day immediately preceding the Effective Date, less any applicable withholdings pursuant to section 5.3 of the Plan of Arrangement;

(e)
each Greenbrook Warrant, whether vested or unvested, outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, surrendered for cancellation and transferred to Greenbrook in consideration for the issuance by Greenbrook of that number of Net Warrant Surrender Shares, if any, equal to, rounded down to the nearest whole share: (i) the number of Greenbrook Shares subject to such Greenbrook Warrant immediately prior to the Effective Time minus (ii) the number of Greenbrook Shares that, when multiplied by the closing price of a Greenbrook Share on the OTCQB Market on the trading day immediately preceding the Effective Date, is equal to the aggregate exercise price of such Greenbrook Warrant (and in the event that such number of Greenbrook Shares is negative, it shall be deemed to be zero), and the holder of the Greenbrook Warrant shall be and shall be deemed to be the holder of such number of Net Warrant Surrender Shares, but the holder of such Greenbrook Warrant shall not be entitled to a certificate or other document representing the Net Warrant Surrender Shares so issued;

(f)
concurrently with the steps set out in (a), (b), (c), (d), and (e) above, (i) each holder of Greenbrook Options, Greenbrook PSUs, Greenbrook RSUs, Greenbrook DSUs and Greenbrook Warrants shall cease to be a holder of such Greenbrook Options, Greenbrook PSUs, Greenbrook RSUs, Greenbrook DSUs

and Greenbrook Warrants, (ii) such holder’s name shall be removed from each applicable register, (iii) the Greenbrook Equity Incentive Plans (as defined in the Plan of Arrangement) and all award agreements and certificates relating to the Greenbrook Options, Greenbrook PSUs, Greenbrook RSUs, Greenbrook DSUs and Greenbrook Warrants shall be terminated and shall be of no further force and effect, and (iv) such holder shall thereafter have only the right to receive the consideration to which they are entitled pursuant to (a), (d) and (e) above at the time and in the manner specified in (a), (d) and (e), respectively;
(g)
each Greenbrook Share owned by a Greenbrook Dissenting Shareholder (the “Dissent Share” and collectively, the “Dissent Shares”) shall be deemed to be transferred and assigned by such Greenbrook Dissenting Shareholder, without any further act of formality on its part, to Neuronetics (free and clear of any liens (as defined in the Arrangement Agreement)) in accordance with, and for the consideration contemplated in, Article 4 of the Plan of Arrangement and:

(i)
such Greenbrook Dissenting Shareholder shall cease to be, and shall be deemed to cease to be, the registered holder of each such Dissent Share and the name of such registered holder shall be, and shall be deemed to be removed from the register of Greenbrook Shareholders in respect of each such Dissent Share, and at such time each Greenbrook Dissenting Shareholder will have only the rights set out in section 4.1 of the Plan of Arrangement;

(ii)
such Greenbrook Dissenting Shareholder shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign each such Dissent Share; and

(iii)
Neuronetics shall be and shall be deemed to be the holder of all of the outstanding Dissent Shares (free and clear of all Liens (as defined in the Plan of Arrangement)) and the central securities register of Greenbrook shall be, and shall be deemed to be, revised accordingly; and

(h)
each Greenbrook Share outstanding immediately prior to the Effective Time (including, for greater certainty, the Greenbrook Shares issued pursuant to (a) and (e) above) (other than any Greenbrook Shares held by Neuronetics or any of its affiliates and all Dissent Shares) shall be deemed to be transferred and assigned by the holder thereof, without any further act or formality on its part, to Neuronetics (free and clear of any Liens (as defined in the Plan of Arrangement)) in exchange for the Consideration, subject to sections 3.2 and 5.3 of the Plan of Arrangement, and

(i)
the registered holder thereof shall cease to be, and shall be deemed to cease to be, the registered holder of each such Greenbrook Share and the name of such registered holder shall be, and shall be deemed to be, removed from the register of Greenbrook Shareholders;

(ii)
the registered holder thereof shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise required to transfer and assign each such Greenbrook Share; and

(iii)
Neuronetics shall be and shall be deemed to be the holder of all of the outstanding Greenbrook Shares (free and clear of all Liens (as defined in the Plan of Arrangement)) and the central securities register of Greenbrook shall be, and shall be deemed to be, revised accordingly.

The above events will be deemed to occur on the date shown on the certificate of the arrangement (the “Certificate of Arrangement”) to be issued by the Director under the OBCA pursuant to subsection 183(2) of the OBCA in respect of the Articles of Arrangement (the “Effective Date”), notwithstanding that certain procedures related thereto may not be completed until after the Effective Date.
For more information on the Dissent Rights of Greenbrook Shareholders, see “—Dissent Rights of Greenbrook Shareholders”.

Payment of Arrangement Consideration
Following receipt of the Final Order and prior to the Effective Time, Neuronetics shall deliver or cause to be delivered to the Depositary such number of Neuronetics Shares as is required to satisfy the aggregate Consideration payable to the Greenbrook Shareholders in accordance with the Plan of Arrangement, which Neuronetics Shares shall be held by the Depositary as agent and nominee for such former Greenbrook Shareholders for distribution to such former Greenbrook Shareholders in accordance with Article 5 of the Plan of Arrangement.
Amendments to the Plan of Arrangement
Neuronetics and Greenbrook reserve the right to amend, modify and/or supplement the Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that any such amendment, modification or supplement must be agreed to in writing by each of Greenbrook and Neuronetics and filed with the Court, and, if made following the Greenbrook Meeting, then: (i) approved by the Court, and (ii) if the Court directs, approved by the Greenbrook Shareholders and communicated to Greenbrook Securityholders if and as required by the Court, and in either case in the manner required by the Court. Subject to the provisions of the Interim Order, any amendment, modification or supplement to the Plan of Arrangement, if agreed to by Greenbrook and Neuronetics, may be proposed by Greenbrook or Neuronetics at any time prior to or at the Greenbrook Meeting, with or without any other prior notice or communication, and if so proposed and accepted by the Greenbrook Shareholders voting at the Greenbrook Meeting shall become part of the Plan of Arrangement for all purposes. Any amendment, modification or supplement to the Plan of Arrangement that is approved or directed by the Court following the Greenbrook Meeting will be effective only if it is agreed to in writing by each of Greenbrook and Neuronetics and, if required by the Court, by some or all of the Greenbrook Shareholders voting in the manner directed by the Court. Notwithstanding the foregoing, any amendment, modification or supplement to the Plan of Arrangement may be made by Greenbrook and Neuronetics without the approval of or communication to the Court or the Greenbrook Securityholders, provided that it concerns a matter which, in the reasonable opinion of Greenbrook and Neuronetics, is of an administrative nature required to better give effect to the implementation of the Plan of Arrangement and is not materially adverse to the financial or economic interests of any of the Greenbrook Securityholders.
The Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the Arrangement Agreement.
Procedure for the Plan of Arrangement to Become Effective
The Arrangement will be implemented by way of a court-approved plan of arrangement under section 182 of the OBCA pursuant to the terms of the Arrangement Agreement. The following procedural steps must be taken in order for the Arrangement to become effective:
•	the Court must grant the Interim Order;
•	the approval by the Greenbrook Shareholders of the Greenbrook Arrangement Resolution must be obtained;
•	the approval by Neuronetics Stockholders of the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal must be obtained;
•	the Court must grant the Final Order approving the Arrangement; and
•
the Articles of Arrangement of Greenbrook in respect of the Arrangement and such other documents as may be required to give effect to the Arrangement must be filed with the Director pursuant to section 182 of the OBCA.

In addition, the Arrangement will only become effective if all other conditions precedent to the Arrangement set out in the Arrangement Agreement have been satisfied or waived by the appropriate party. For a description of the other conditions precedent to the completion of the Arrangement, see “The Arrangement Agreement and Related Agreements—Conditions to Completion of the Arrangement”.

Fairness Opinion of A.G.P./Alliance Global Partners
In determining that the Arrangement is in the best interests of Greenbrook and fair to the Greenbrook Shareholders, the Greenbrook Special Committee and the Greenbrook Board considered, among other things, the A.G.P. Fairness Opinion.
The following summary of the A.G.P. Fairness Opinion is qualified in its entirety by, and should be read in conjunction with, the full text of the A.G.P. Fairness Opinion, which is attached as Appendix “F-1” to this Joint Proxy Statement/Circular. The A.G.P. Fairness Opinion is not a recommendation as to how any Greenbrook Shareholder should vote or act on any matter relating to the Arrangement. The full text of the A.G.P. Fairness Opinion describes, among other things, the assumptions made, procedures followed, information reviewed, matters considered and limitations and qualifications on the review undertaken by A.G.P. in connection with the A.G.P. Fairness Opinion. Greenbrook Shareholders are urged to read the A.G.P. Fairness Opinion carefully and in its entirety. The A.G.P. Fairness Opinion is being included in this Joint Proxy Statement/Circular by Greenbrook as part of the disclosure to Greenbrook Shareholders as it was one of the factors considered by the Greenbrook Board and the Greenbrook Special Committee in their evaluation of the Arrangement and is not being included by Neuronetics for the benefit of Neuronetics Stockholders.
The A.G.P. Fairness Opinion was relied upon by the Greenbrook Board and Greenbrook Special Committee for the purpose of considering the Arrangement and making recommendations to Greenbrook Shareholders, and may not be used or relied upon by any other person for any other purpose without A.G.P.’s express prior written consent.
Background
A formal valuation of the Greenbrook Shares is required by MI 61-101, since (i) the Arrangement is a “business combination” within the meaning of MI 61-101 and (ii) Madryn is a “related party” (as defined in MI 61-101) of Greenbrook and Madryn is a party to a “connected transaction” (as defined in MI 61-101) to the Arrangement (being the conversion of the outstanding amount owing under the Greenbrook Credit Agreement into fully paid and non-assessable Greenbrook Shares pursuant to the TL Conversion Agreement (the “Madryn Debt Conversion”)). Please see “—Canadian Securities Law Matters” for further information about the applicability of MI 61-101 to the Arrangement.
MI 61-101 provides that, unless an exemption is available, a reporting issuer proposing to carry out a business combination is required to obtain a formal valuation of the “affected securities” (as defined in MI 61-101) from a qualified independent valuator and to provide the holders of such affected securities with a summary of such valuation. For the purposes of the Arrangement, the Greenbrook Shares are considered “affected securities” within the meaning of MI 61-101.
However, MI 61-101 provides certain exemptions from the requirement for a formal valuation requirement, including that no securities of the issuer are listed or quoted on the Toronto Stock Exchange, Aequitas NEO Exchange Inc., the New York Stock Exchange, the American Stock Exchange, Nasdaq, or a stock exchange outside of Canada and the United States other than the Alternative Investment Market of the London Stock Exchange or the PLUS markets operated by PLUS Markets Group plc (collectively, the “Specified Markets”). As no securities of Greenbrook are listed or quoted on the Specified Markets, Greenbrook is entitled to rely on this exemption and the formal valuation requirement for a “business combination” under MI 61-101 does not apply in respect of the Arrangement.
Pursuant to the Arrangement Agreement, Greenbrook engaged A.G.P., the financial advisor to Greenbrook, to provide an oral opinion to the Greenbrook Special Committee and the Greenbrook Board, to be subsequently confirmed in writing, that, as of the date of such opinion and subject to the assumptions, limitations and qualifications set out therein, the Consideration to be received by Greenbrook Shareholders pursuant to the Arrangement is fair, from a financial point of view, to Greenbrook Shareholders.
The Greenbrook Special Committee and the Greenbrook Board determined that A.G.P. was a qualified and independent financial advisor for the purposes of delivering the fairness opinion. As a result, the Greenbrook Special Committee and the Greenbrook Board retained A.G.P. to provide a fairness opinion. A.G.P. was not requested to prepare (and has not prepared) a valuation or appraisal of Greenbrook or Neuronetics or of any of the respective assets, liabilities or securities of Greenbrook or Neuronetics, or to express an opinion with respect to the form of the Arrangement itself, and the A.G.P. Fairness Opinion should not be construed as such. A.G.P. was similarly not engaged to review any legal, tax or accounting aspects of the Arrangement.
Mandate and Professional Fees
Pursuant to engagement letters dated April 6, 2024 and August 5, 2024 (the “Engagement Agreements”), the Greenbrook Board and the Greenbrook Special Committee requested that A.G.P. render an opinion to the Greenbrook Board and the Greenbrook Special Committee as to the fairness, from a financial point of view, to the Greenbrook Shareholders of the Consideration to be paid to Greenbrook Shareholders pursuant to the Arrangement.
On August 11, 2024 and after reviewing the substantially final form of the Arrangement Agreement and ancillary documents, A.G.P. delivered to the Greenbrook Board and the Greenbrook Special Committee an oral opinion to the effect that, as of August 11, 2024, and based on and subject to the analyses referred to, and the assumptions, limitations and qualifications set forth in the A.G.P. Fairness Opinion, the Consideration to be received by Greenbrook Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Greenbrook Shareholders. The A.G.P. Fairness Opinion provides the same conclusions and opinions, in writing, as of August 11, 2024.
The terms of the Engagement Agreements provide for payment of A.G.P. of (i) a fixed fee of $750,000 upon delivery of the A.G.P. Fairness Opinion; (ii) a cash fee upon closing of the Arrangement of 2.5% of the transaction value (the “M&A Transaction Fee”); and (iii) a monthly retainer of $125,000 until the end of August 2024 (which will be credited towards the M&A Transaction Fee). The fees payable to A.G.P. under the Engagement Agreements, with the exception of the M&A Transaction Fee, are not contingent upon the conclusions reached by A.G.P. in the A.G.P. Fairness Opinion or the completion of the Arrangement. In addition, A.G.P. is to be reimbursed for its reasonable out-of-pocket expenses incurred in connection with its engagement, including fees and disbursements paid to its legal counsel, up to a maximum amount of $125,000 and is to be indemnified by Greenbrook in respect of certain liabilities that might arise out of its engagement.
Following delivery of the A.G.P. Fairness Opinion, Greenbrook and A.G.P. agreed that in consideration for all services rendered by A.G.P., A.G.P. would be paid (i) a fixed fee of $750,000 in respect of the A.G.P. Fairness Opinion and (ii) a fixed fee of $750,000 in respect of the advisory services provided by A.G.P. to Greenbrook, for aggregate fees of $1,500,000.
Credentials of A.G.P.
A.G.P. is a financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. A.G.P. has been a member of the Financial Industry Regulatory Authority and registered with the SEC since 1980.
Independence of A.G.P.
A.G.P., its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or for the accounts of their customers, in debt or equity securities or loans of Greenbrook or Neuronetics, or any other company, or any currency or commodity, that may be involved in the Arrangement, or any related derivative instrument.
A.G.P. may, in the future, in the ordinary course of its business, perform financial advisory or investment banking services for Greenbrook, Neuronetics or any of their respective associates or affiliates.
A.G.P. received a fee as compensation for its services in rendering the A.G.P. Fairness Opinion, no portion of which is contingent upon either the conclusion contained therein or the consummation of the Arrangement. Greenbrook has agreed to indemnify A.G.P. against certain liabilities arising out of its engagement.
The A.G.P. Fairness Opinion was approved by A.G.P.’s fairness opinion committee, a committee of A.G.P. investment banking and other professionals, in accordance with A.G.P.’s customary practice.

Scope of Review and Assumptions and Limitations
For purposes of rendering the A.G.P. Fairness Opinion, A.G.P. reviewed and relied upon, among other things, the following:
1.	the execution version dated August 11, 2024 of the Arrangement Agreement;
2.
historical financials relating to Greenbrook for the fiscal years ended December 31, 2022, December 31, 2023, and the interim period ended June 30, 2024 contained in Greenbrook’s public filings, financial forecasts and projections relating to Greenbrook for the three-month periods ended September 30 and December 31, 2024 and for the years 2024 through 2026 prepared by or discussed with the management of Greenbrook;

3.	publicly available financial and stock market information of certain public companies that were deemed by A.G.P. to be reasonably comparable to Greenbrook;
4.	financial terms, to the extent publicly available, of certain acquisition transactions that were deemed by A.G.P. to be reasonably comparable to the Arrangement; and
5.	publicly available stock market information of Neuronetics, including current and historical market prices and trading volumes of publicly traded shares of Neuronetics.
A.G.P. was not requested to prepare and did not prepare a formal valuation or appraisal of Greenbrook or Neuronetics or of any of the respective assets, liabilities or securities of Greenbrook or Neuronetics, or to express an opinion with respect to the form of the Arrangement itself, and the A.G.P. Fairness Opinion should not be construed as such. A.G.P. was similarly not engaged to review any legal, tax or accounting aspects of the Arrangement.
In rendering the A.G.P. Fairness Opinion, A.G.P., with the Greenbrook Board’s and the Greenbrook Special Committee’s permission, assumed and relied upon the accuracy and completeness of all information that was publicly available, provided by or on behalf of Greenbrook or any other party to the proposed Arrangement, or otherwise reviewed by or discussed with A.G.P., without, and without assuming responsibility for, independent verification thereof by A.G.P., and A.G.P. relied upon the assurances of the management of Greenbrook that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. Accordingly, A.G.P. did not express an opinion or any other form of assurance thereon. Moreover, upon the advice of the Greenbrook Board and the Greenbrook Special Committee, A.G.P. assumed that the financial forecasts and projections and probability estimates and judgments of the management of Greenbrook as to the matters covered thereby, and A.G.P. relied upon such forecasts, projections and estimates in its analysis. A.G.P. also assumed for the purposes of the A.G.P. Fairness Opinion that the consummation of the retirement of approximately 11,634,660 Greenbrook Shares pursuant to a settlement agreement with a shareholder. A.G.P. was not engaged to assess the reasonableness or achievability of such forecasts, projections or estimates or the assumptions upon which they were based, and A.G.P. expressed no views as to such forecasts, projections or estimates or the assumptions on which they were based.
In addition, A.G.P. did not evaluate the solvency of Greenbrook or Neuronetics or make an independent evaluation or appraisal of Greenbrook (including any contingent, derivative, or off-balance-sheet assets and liabilities), Neuronetics or any of their respective subsidiaries, and A.G.P. was not furnished with any such evaluation or appraisal.
The A.G.P. Fairness Opinion does not constitute legal, regulatory, accounting, insurance, tax, or other similar professional advice. A.G.P., with respect to all accounting, legal and tax matters relating to the Arrangement and the implementation thereof, relied on the advice of accounting advisors and legal and tax counsel to Greenbrook and Neuronetics, as applicable, including information disclosed in this Joint Proxy Statement/Circular, and expressed no opinion thereon.
The A.G.P. Fairness Opinion also does not address the underlying business decision of Greenbrook to engage in the Arrangement, or the relative merits of the Arrangement as compared to any strategic alternatives that may be available to Greenbrook. The A.G.P. Fairness Opinion addresses only the fairness from a financial point of view, as of August 11, 2024, to Greenbrook Shareholders of the Consideration to be paid to Greenbrook Shareholders in the Arrangement. A.G.P. did not express any view on, and the A.G.P. Fairness Opinion does not address, any other terms or aspect of the Arrangement, including, without limitation, the form or structure of the Arrangement, the tax treatment thereof, the form or structure of the Consideration (or any component thereof), any adjustment to the Consideration, the allocation of expenses between Greenbrook and Neuronetics in connection with the Arrangement, any transition services, noncompetition, support, consulting, lock-up, transfer restriction, registration rights or other agreement or arrangement to be entered into in connection with the Arrangement, any consideration received in connection therewith by, the holders of any class of securities, creditors, or other constituencies of Greenbrook, other than Greenbrook Shareholders, or any other party to the Arrangement, the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Greenbrook or any other party to the Arrangement, or class of such persons in connection with the Arrangement, whether relative to the Consideration to be paid to the Greenbrook Shareholders in the Arrangement or otherwise, the terms of the conversion of any outstanding indebtedness of Greenbrook into Greenbrook Shares in connection with or in contemplation of the Arrangement. A.G.P. did not express any opinion as to what the actual value of Neuronetics Shares will be when issued in the Arrangement, the prices at which Neuronetics Shares or Greenbrook Shares will trade at any time or what the actual value of the Consideration Shares will be if and when paid. The A.G.P. Fairness Opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to A.G.P. as of August 11, 2024, and A.G.P. assumes no responsibility for updating, revising or reaffirming the A.G.P. Fairness Opinion based on circumstances, developments or events occurring after August 11, 2024.
For purposes of rendering the A.G.P. Fairness Opinion, A.G.P. assumed, with the Greenbrook Board’s and the Greenbrook Special Committee’s permission, for all purposes material to its analysis, that the Consideration was determined through arm’s length negotiations between Greenbrook and Neuronetics, that the representations and warranties made in the Arrangement Agreement are accurate, that all estimated financial forecasts will be realized, and that all of the conditions required to implement the Arrangement will be satisfied and that the Arrangement will be completed in accordance with the Arrangement Agreement without any amendments thereto or any waivers of any terms or conditions thereof. A.G.P. also has assumed, with the Greenbrook Board’s and the Greenbrook Special Committee’s permission, that all governmental, regulatory, or other consents and approvals necessary or useful for the consummation of the Arrangement would be obtained without any adverse effect on Greenbrook or Neuronetics or on the Arrangement in any way impacting A.G.P.’s analysis. A.G.P. relied upon the fact that Greenbrook has been advised by appropriate legal counsel and financial advisors as to all legal, tax and accounting matters with respect to the Arrangement, including whether all procedures required by law to be taken in connection with the Arrangement have been duly, validly and timely taken.
A.G.P. further assumed, with the Greenbrook Board’s and the Greenbrook Special Committee’s permission, that as of August 11, 2024, there has been no material adverse change to Greenbrook’s or Neuronetics’ assets, financial condition, results of operations, business or prospects since the date of the last financial statements made available to A.G.P., in the case of Greenbrook, or made publicly available by Neuronetics, in the case of Neuronetics.
In A.G.P.’s analysis in connection with the preparation of the A.G.P. Fairness Opinion, A.G.P. made numerous assumptions which it believed to be reasonable with respect to the industry performance, general business and economic conditions and other matters, many of which are beyond the control of A.G.P. or Greenbrook, and while in the opinion of A.G.P. the assumptions used in preparing the A.G.P. Fairness Opinion were appropriate in the circumstances, some or all of these assumptions may prove to be incorrect.
Approach to Fairness
In support of the A.G.P. Fairness Opinion, A.G.P. performed certain financial analyses on Greenbrook based on the methodologies and assumptions that A.G.P. considered, in its professional judgment, appropriate in the circumstances for the purposes of providing the A.G.P. Fairness Opinion. As part of the analyses and investigations carried out in the preparation of the A.G.P. Fairness Opinion, A.G.P. reviewed, considered and relied upon the items outlined under “—Fairness Opinion of A.G.P./Alliance Global Partners—Scope of Review and Assumptions and Limitations” above. A.G.P. was not provided with access to the management of Neuronetics and did not perform any financial analyses to estimate the value of Neuronetics Shares. Rather, A.G.P. assumed, with the Greenbrook Board’s and the Greenbrook Special Committee’s permission, that the closing price of the Neuronetics Shares on August 8, 2024, the last trading day prior to the date of the A.G.P. Fairness Opinion, which was $1.78 per share, was a reasonable estimate of value for the Consideration Shares. Based on the 25,304,971 Neuronetics Shares to be issued as Consideration in the Arrangement, A.G.P. calculated an implied equity value for the Consideration of $45,042,848, before adjusting the valuation for any implied savings as a result of the conversion of debt into equity prior to the closing of the Arrangement. Based on the total amount of debt converting into equity of Greenbrook prior to the closing of the Arrangement, Greenbrook is estimated to realize a cost savings of approximately $88,223,124, resulting in an adjusted implied valuation of approximately $130,282,373 after taking into consideration non-converted debt and cash held on Greenbrook’s balance sheet. A.G.P. did not apply any illiquidity or other discounts, or otherwise gave effect to any restrictions or limitations, which may be attributable to the Consideration Shares. In the context of the A.G.P. Fairness Opinion, A.G.P. performed the following financial analyses:
(i)	a comparison of the Consideration to the results of a discounted cash flow analysis of Greenbrook on a stand-alone basis;
(ii)	a comparison of the Consideration to the results of a selected companies analysis of Greenbrook; and
(iii)	a comparison of the Consideration to the results of a precedent transactions analysis of Greenbrook.
A.G.P. reviewed and considered other market data and financial analyses but did not rely on these analyses.
Fairness Opinion Conclusion
Based upon and subject to the assumptions, limitations and qualifications set forth in the A.G.P. Fairness Opinion, A.G.P. was of the opinion that, as of August 11, 2024, the Consideration to be received by Greenbrook Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Greenbrook Shareholders.
Opinion of Canaccord Genuity
Canaccord Genuity is acting as financial advisor to Neuronetics in connection with the transactions contemplated by the Arrangement Agreement. At a meeting of the Neuronetics Board held on August 11, 2024 to evaluate the Arrangement Agreement, Canaccord Genuity delivered to the Neuronetics Board an oral opinion, which opinion was confirmed by delivery of a written opinion dated August 11, 2024, to the effect that, as of that date and based upon and subject to certain assumptions, factors and qualifications set forth in the written opinion, the Consideration was fair, from a financial point of view, to Neuronetics. Canaccord Genuity did not express any view on, and the Canaccord Genuity Fairness Opinion did not address, any other term or aspect of any other agreements or arrangements contemplated by the Arrangement Agreement or the Plan of Arrangement or entered into or amended in connection with the transactions contemplated thereby. For purposes of the Canaccord Genuity Fairness Opinion, (i) the term “Consideration” refers to a fraction of a Neuronetics Share equal to the Exchange Ratio, and (ii) the term “Exchange Ratio” means the number, rounded down to the nearest five decimal places, that is equal to the quotient obtained when (a) 25,304,971 is divided by (b) the aggregate number of Greenbrook Shares issued and outstanding immediately prior to the effective time of the Arrangement (including the Greenbrook Shares to be issued pursuant to the Greenbrook Debt Conversion as described in the Arrangement Agreement and the Net Option Surrender Shares and the Net Warrant Surrender Shares as described in the Plan of Arrangement), which quotient as of immediately prior to the execution of the Arrangement Agreement was calculated to be 0.01149 based on the capitalization of Greenbrook as provided by management of Greenbrook.
The full text of the Canaccord Genuity Fairness Opinion is attached to this Joint Proxy Statement/Circular as Appendix “F-2” and is incorporated into this Joint Proxy Statement/Circular by reference. The description of the Canaccord Genuity Fairness Opinion set forth in this Joint Proxy Statement/Circular is qualified in its entirety by reference to the full text of such opinion. Neuronetics Stockholders are encouraged to read the Canaccord Genuity Fairness Opinion carefully and in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Canaccord Genuity in connection with the Canaccord Genuity Fairness Opinion. The Canaccord Genuity Fairness Opinion was addressed to the Neuronetics Board, was only one of many factors considered by the Neuronetics Board in its evaluation of the transactions contemplated by the Arrangement Agreement and only addresses the fairness, from a financial point of view and as of August 11, 2024, of the Consideration to Neuronetics. The Canaccord Genuity Fairness Opinion does not address the relative merits of the Arrangement as compared to other business strategies or transactions that might be available to Neuronetics, nor does it address the underlying business decision of Neuronetics to proceed with the transactions contemplated by the Arrangement Agreement. The Canaccord Genuity Fairness Opinion was directed to and for the information of the Neuronetics Board only (in its capacity as such) in connection with its evaluation of the transactions contemplated by the Arrangement Agreement and does not constitute advice or a recommendation to the Neuronetics Board, any Neuronetics Stockholder or any other person as to how the Neuronetics Board, such Neuronetics Stockholder or such other person should vote with respect to the transactions contemplated by the Arrangement Agreement or otherwise act on any other matter with respect to the Arrangement Agreement. The Canaccord Genuity Fairness Opinion is being included in this Joint Proxy Statement/Circular by Neuronetics as part of the disclosure to Neuronetics Stockholders as it was one of the factors considered by the Neuronetics Board in its evaluation of the Arrangement and is not being included by Greenbrook for the benefit of Greenbrook Shareholders. The Canaccord Genuity Fairness Opinion was necessarily based on securities, economic, market and monetary conditions prevailing on, and the information made available to Canaccord Genuity, as of August 11, 2024, the date of its opinion. Subsequent developments may affect the conclusions expressed in the Canaccord Genuity Fairness Opinion if such opinion were rendered as of a later date. Canaccord Genuity assumes no responsibility for updating, revising or reaffirming its opinion or otherwise commenting upon any events occurring after the date of the Canaccord Genuity Fairness Opinion.
In connection with Canaccord Genuity’s review of the proposed transactions contemplated by the Arrangement Agreement and developing the Canaccord Genuity Fairness Opinion, Canaccord Genuity, among other things:
(i)	reviewed certain publicly available information relating to Neuronetics and Greenbrook;
(ii)
reviewed certain internal historical financial statements and other historical financial and operating data concerning Neuronetics and Greenbrook provided to Canaccord Genuity by management of Neuronetics and Greenbrook, respectively;

(iii)
reviewed certain financial projections and other estimates and data relating to Greenbrook prepared by the management of Greenbrook (including with respect to certain financial projections and other estimates and data, as adjusted by the management of Neuronetics) that were provided to Canaccord Genuity by the management of Neuronetics and approved for use in Canaccord Genuity’s analysis by the Neuronetics Board;

(iv)
reviewed certain financial projections and other estimates and data relating to Neuronetics provided by the management of Neuronetics and approved for use in Canaccord Genuity’s analysis by the Neuronetics Board;

(v)
conducted discussions with members of management of Neuronetics and Greenbrook regarding the past and current operations and financial condition and the prospects of Neuronetics and Greenbrook, respectively;

(vi)	reviewed the reported price and trading activity for Neuronetics Shares and Greenbrook Shares;
(vii)	reviewed financial and stock market data for certain companies, the securities of which are publicly traded, that Canaccord Genuity deemed to be relevant to each of Neuronetics and Greenbrook;
(viii)	reviewed certain financial terms of certain acquisition transactions that Canaccord Genuity deemed to be relevant to the Arrangement;
(ix)
reviewed the terms of the proposed Arrangement Agreement, including the form of Plan of Arrangement, provided to Canaccord Genuity by Neuronetics on August 11, 2024, which Canaccord Genuity assumed, with the Neuronetics Board’s consent, to be identical in all material respects to the agreement executed by the parties; and

(x)
reviewed such other financial studies and analyses, performed such other investigations, and took into account such other matters as Canaccord Genuity deemed necessary, including an assessment of general securities, economic, market and monetary conditions.

In connection with its review and arriving at the Canaccord Genuity Fairness Opinion, Canaccord Genuity did not independently verify any of the foregoing information, relied on such information, assumed that all such information was complete and accurate in all material respects, and relied on assurances of the managements of Neuronetics and Greenbrook that they were not aware of any facts that would make such information misleading in any material respect. With respect to the financial projections of Greenbrook prepared by management of Greenbrook (as adjusted by management of Neuronetics), the financial projections of Neuronetics provided by management of Neuronetics, and any other estimates or forward-looking information reviewed by Canaccord Genuity, Canaccord Genuity assumed, with the consent of the Neuronetics Board, that such information was reasonably prepared on bases reflecting the best currently available estimates and judgments of management as to the matters covered thereby, and Canaccord Genuity relied, at the direction of the Neuronetics Board, on such information for purposes of its analysis and opinion. Canaccord Genuity expressed no view or opinion as to such information or the assumptions on which it was based. Canaccord Genuity also relied on information provided by the management of Neuronetics and Greenbrook as to the capitalization of Neuronetics and Greenbrook, respectively, and Canaccord Genuity assumed, with the consent of the Neuronetics Board, that such information will not vary in any material respect that would be meaningful to its analysis.
Canaccord Genuity also assumed that (i) the transactions contemplated by the Arrangement Agreement will be consummated upon the terms set forth in the Arrangement Agreement and the form of Plan of Arrangement attached thereto, without any adjustment to the Exchange Ratio or any waiver, modification or amendment of any material term, condition or agreement therein which would be in any way meaningful to Canaccord Genuity’s analysis, (ii) the representations and warranties made by the parties to the Arrangement Agreement are and will be true and correct in all respects material to Canaccord Genuity’s analysis, and (iii) in the course of obtaining any necessary governmental, regulatory and third-party approvals and consents for the transactions contemplated by the Arrangement Agreement, no modification, delay, limitation, restriction or conditions will be imposed which would have an adverse effect on Neuronetics or Greenbrook or the contemplated benefits of such transactions or be in any way meaningful to Canaccord Genuity’s analysis. Canaccord Genuity is not a legal, accounting, regulatory or tax expert and relied on the assessments made by Neuronetics and its advisors with respect to such matters.
The Canaccord Genuity Fairness Opinion is limited to and addresses only the fairness of the Consideration, from a financial point of view and as of the date of such opinion, to Neuronetics to the extent expressly specified therein. Canaccord Genuity did not express any view on, and the Canaccord Genuity Fairness Opinion did not address, any other term or aspect of any other agreements or arrangements contemplated by the Arrangement Agreement or the Plan of Arrangement or entered into or amended in connection with the Arrangement, including, but not limited to, the Greenbrook Debt Conversion, the Neuronetics Facility Amendment or the Neuronetics Alternative Facility, or any Pre-Acquisition Reorganization (as each term is defined in the Arrangement Agreement). Canaccord Genuity also expressed no opinion as to the fairness of the transactions contemplated by the Arrangement Agreement to the holders of any class of securities, creditors or other constituencies of Neuronetics or Greenbrook. The Canaccord Genuity Fairness Opinion does not address the relative merits of the Arrangement as compared to other business strategies or transactions that might be available to Neuronetics, nor does it address the underlying business decision of Neuronetics to proceed with the Arrangement or any view on another term or aspect of the Arrangement, including, without limitation, the structure or form of the Arrangement. Canaccord Genuity did not consider, and did not express an opinion as to, the fairness of the amount or nature of the compensation to any of the officers, directors or employees of Neuronetics or Greenbrook, or class of such persons, relative to the Consideration or otherwise. Further, Canaccord Genuity did not express any opinion as to in the future what the value of Neuronetics Shares, Greenbrook Shares or any other securities will be when issued or the price or range of prices at which Neuronetics common stock or any other securities may trade or otherwise be transferable at any time, including following announcement or consummation of the Arrangement, or the potential effects of volatility in the credit, financial or equity markets on Neuronetics or Greenbrook, their respective securities or other financial instruments, or the transactions contemplated by the Arrangement Agreement.
Canaccord Genuity was not requested to conduct and did not conduct, nor did Canaccord Genuity rely upon, any independent valuation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of Neuronetics or Greenbrook. Canaccord Genuity also did not evaluate nor express any opinion as to the solvency of any party to the Arrangement Agreement, or the ability of Neuronetics or Greenbrook to pay its obligations when they become due, or as to the impact of the Arrangement on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. In addition, Canaccord Genuity assumed, with the consent of the Neuronetics Board, that any material liabilities (contingent or otherwise, known or unknown) of Neuronetics and Greenbrook were as set forth in the respective financial statements of Neuronetics and Greenbrook provided to Canaccord Genuity.

Summary of Financial Analyses
The following is a summary of the material financial analyses performed by Canaccord Genuity in connection with rendering the Canaccord Genuity Fairness Opinion. The following summary, however, does not purport to be a complete description of the factors considered or financial analyses performed by Canaccord Genuity, nor does the order of analyses described represent relative importance or weight given to those analyses by Canaccord Genuity. Some of these summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Canaccord Genuity’s financial analyses. In performing its analyses, Canaccord Genuity made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Neuronetics or any other party to the Arrangement Agreement. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before August 9, 2024 (the last business day prior to delivery of the Canaccord Genuity Fairness Opinion) and is not necessarily indicative of current market conditions.
Historical Exchange Ratio Analysis
Canaccord Genuity calculated and analyzed the historical exchange ratios implied by dividing the daily closing prices of Greenbrook Shares by those of Neuronetics Shares, over historical periods up to and including August 9, 2024. The results of this historical exchange ratio analysis are summarized below (with averages representing trading days):

Implied Exchange Ratio
Current (as of August 9, 2024)	0.02376x
30-day Average	0.03457x
90-day Average	0.03592x
180-day Average	0.05815x
LTM (last 12 months) Average	0.09838x
LTM High	0.26000x
LTM Low	0.01183x

Canaccord Genuity noted that the implied transaction exchange ratio of 0.01149x was below the overall range of implied exchange ratios derived from this analysis of 0.01183x to 0.26000x.
Contribution Analysis
Canaccord Genuity analyzed implied exchange ratios based on projections of each company’s relative contributions of actual and estimated revenue. For purposes of this analysis, Canaccord Genuity utilized financial projections for Neuronetics prepared by Neuronetics management and financial projections for Greenbrook prepared by Greenbrook management (as adjusted by Neuronetics management), in each case as provided to Canaccord Genuity by Neuronetics management and approved for use in Canaccord Genuity’s analysis by the Neuronetics Board. A relative contribution analysis was performed with respect to the last 12 months ended June 30, 2024 and the projected calendar years ending December 31, 2024 through December 31, 2026, by applying a blended multiple to each company’s revenue (excluding, in the case of Greenbrook, other revenue) to arrive at an implied enterprise value. Canaccord Genuity then calculated (i) the implied equity value for Neuronetics by subtracting debt of $50.0 million and adding cash of $22.9 million, in each case as provided by Neuronetics management as of July 31, 2024, and (ii) the implied equity value for Greenbrook by subtracting debt of $6.4 million and non-controlling interest of $(3.8) million as of June 30, 2024 and adding cash of $4.5 million as of August 2, 2024, in each case as provided by Greenbrook management. Based on the implied relative equity value contributions, Canaccord Genuity calculated the implied exchange ratios.

The results of this contribution analysis are summarized below:

	Implied Equity Contribution		Implied Exchange Ratio
Metric	Neuronetics	Greenbrook
LTM 6/30/24A Revenue	40%	60%	0.02307x
2024E Revenue	38%	62%	0.02507x
2025E Revenue	34%	66%	0.03007x
2026E Revenue	34%	66%	0.02990x

Canaccord Genuity noted that the implied transaction exchange ratio of 0.01149x was below the overall range of implied exchange ratios derived from this analysis of 0.02307x to 0.03007x.
Selected Public Companies Analysis
Canaccord Genuity derived values for each of Neuronetics and Greenbrook using a selected public companies analysis in which implied values were derived using valuation multiples from selected publicly traded companies.
Selected Public Companies Analysis—Neuronetics. Canaccord Genuity reviewed certain publicly available financial information for selected public companies that, based on its experience and professional judgment, share similar business characteristics to Neuronetics. No company utilized in the selected public companies analysis was directly comparable to Neuronetics and certain of these companies may have financial, business and/or operating characteristics that are materially different from those of Neuronetics. However, the companies were selected, among other reasons, because they were publicly traded companies with businesses that, for purposes of Canaccord Genuity’s analysis, may be considered similar to that of Neuronetics based on industry sector and financial profile.
The selected public companies are listed below:
•	Treace Medical Concepts, Inc.
•	NeuroPace, Inc.
•	Sight Sciences, Inc.
•	Pulmonx Corporation
•	CVRx, Inc.
•	TELA Bio, Inc.
•	Brainsway Ltd.
•	Outset Medical, Inc.
Using publicly available information obtained from SEC filings and other data sources and research analyst consensus estimates as of August 9, 2024, Canaccord Genuity calculated for each selected public company the following: (i) total enterprise value (calculated as the market value of common equity determined using the treasury stock method, plus the book value of debt, less cash), as a multiple of actual last 12 months (“LTM”) revenue based on latest SEC filings; (ii) total enterprise value as a multiple of estimated revenue for calendar year 2024; and (iii) total enterprise value as a multiple of estimated revenue for calendar year 2025.
The results of this analysis are summarized below:(1)

	Low	High
TEV / LTM 6/30/24A Revenue	1.7x	2.8x
TEV / 2024E Revenue	1.5x	2.7x
TEV / 2025E Revenue	1.4x	2.3x

(1)
Low and high multiple ranges were derived based upon the application of Canaccord Genuity’s experience and professional judgment from the first and third quartile data points from the Neuronetics selected public companies analysis.

Based on its analysis and other considerations that Canaccord Genuity deemed relevant in its experience and professional judgment, Canaccord Genuity used these reference ranges of multiples to derive a range of implied enterprise values for Neuronetics of $118.8 million to $207.5 million and a range of implied equity values for Neuronetics of $91.7 million to $180.4 million. The implied equity value was calculated by subtracting debt and adding cash as of July 31, 2024, in each case as provided by Neuronetics management, from the implied total enterprise value. Canaccord Genuity also derived a range of implied per share equity values for Neuronetics (using the fully-diluted Neuronetics Shares determined using the treasury stock method, as provided by Neuronetics management) which are summarized below:

Implied Price Per Share
TEV / LTM 6/30/24A Revenue	$2.76-5.30
TEV / 2024E Revenue	$2.73-5.38
TEV / 2025E Revenue	$2.76-5.14

Selected Public Companies Analysis—Greenbrook. Canaccord Genuity reviewed certain publicly available financial information for selected public companies that, based on its experience and professional judgment, share similar business characteristics to Greenbrook. No company utilized in the selected public companies analysis was directly comparable to Greenbrook and certain of these companies may have financial, business and/or operating characteristics that are materially different from those of Greenbrook. However, the companies were selected, among other reasons, because they were publicly traded companies with businesses that, for purposes of Canaccord Genuity’s analysis, may be considered similar to that of Greenbrook based on industry sector and financial profile.
The selected public companies are listed below:
•	Acadia Healthcare Company, Inc.
•	Surgery Partners, Inc.
•	Option Care Health, Inc.
•	RadNet, Inc
•	LifeStance Health Group, Inc.
•	U.S. Physical Therapy, Inc.
•	Pediatrix Medical Group, Inc.
•	ATI Physical Therapy, Inc.
•	The Joint Corp.
•	The Oncology Institute, Inc.
Using publicly available information obtained from SEC filings and other data sources and research analyst consensus estimates as of August 9, 2024, Canaccord Genuity calculated for each selected public company the following: (i) total enterprise value (calculated as the market value of common equity determined using the treasury stock method, plus the book value of debt, less cash), as a multiple of actual LTM revenue based on latest SEC filings; (ii) total enterprise value as a multiple of estimated revenue for calendar year 2024; and (iii) total enterprise value as a multiple of estimated revenue for calendar year 2025.
The results of this analysis are summarized below:(1)

	Low	High
TEV / LTM 6/30/24A Revenue	1.2x	1.7x
TEV / 2024E Revenue	1.1x	1.6x
TEV / 2025E Revenue	1.1x	1.6x

(1)
Low and high multiple ranges were derived based upon the application of Canaccord Genuity’s experience and professional judgment from the first quartile and median data points from the Greenbrook selected public companies analysis.

Based on its analysis and other considerations that Canaccord Genuity deemed relevant in its experience and professional judgment, Canaccord Genuity used these reference ranges of multiples to derive a range of implied enterprise values for Greenbrook of $89.0 million to $180.1 million and a range of implied equity values for Greenbrook of $90.9 million to $182.0 million. The implied equity value was calculated by subtracting debt and non-controlling interest as of June 30, 2024 and adding cash as of August 2, 2024, in each case as provided by Greenbrook management, from the implied total enterprise value. Canaccord Genuity also derived ranges of implied per share equity values for Greenbrook (using the fully-diluted Greenbrook Shares determined using the treasury stock method, including the Greenbrook Shares to be issued pursuant to the Greenbrook Debt Conversion as described in the Arrangement Agreement and the Net Option Surrender Shares and the Net Warrant Surrender Shares as described in the Plan of Arrangement, in each case as provided by Greenbrook management) which are summarized below:

Implied Price Per Share
TEV / LTM 6/30/24A Revenue	$0.04-0.06
TEV / 2024E Revenue	$0.04-0.06
TEV / 2025E Revenue	$0.06-0.08

Selected Public Companies Analysis—Implied Exchange Ratio Range. The selected public companies analyses for Neuronetics and Greenbrook were used to calculate an implied exchange ratio range of 0.00768x to 0.03024x based on the implied per share valuation ranges. The low exchange ratio in the range represents the ratio of the lowest value per Greenbrook Share implied by such valuation and the highest value per Neuronetics Share implied by such valuation (as described in the summaries set forth above), and the high exchange ratio represents the ratio of the highest value per Greenbrook Share implied by such valuation and the lowest value per Neuronetics Share implied by such valuation (as described in the summaries set forth above). Canaccord Genuity noted that the implied transaction exchange ratio of 0.01149x fell within the overall range of implied exchange ratios derived from the selected public companies analyses of 0.00768x to 0.03024x.
Selected Precedent Transactions Analysis
Canaccord Genuity performed a precedent transaction analysis, which attempts to imply the value of a company based on publicly available financial terms of selected transactions. Canaccord Genuity selected the precedent transactions based on the similarity of products offered and markets served by the target company as compared to Greenbrook, as well as the financial position and other relevant financial metrics of the target companies.
The selected precedent transactions were as follows:

Announcement	Acquiror	Target
June 2023	Optum, Inc.	Amedisys, Inc.
November 2022	Village Practice Management Company, LLC	City Practice Group of New York, LLC
September 2022	Olympus Advisors, LLC	EyeSouth Partners, LLC
July 2022	Patient Square Capital, LP	Hanger, Inc.
May 2022	Greenbrook TMS Inc.	Check Five LLC (Success TMS)
March 2022	OptumHealth, Inc.	LHC Group, Inc.
September 2021	Patient Square Capital, LP	Summit Behavioral Healthcare, LLC
June 2021	Akumin Corp.	Alliance Healthcare Services, Inc.
February 2021	WELL Health Technologies Corp.	CRH Medical Corporation
October 2020	Innovative Renal Care, LLC	American Renal Associates Holdings, Inc.
December 2018	Centerbridge Partners, L.P.	Civitas Solutions, Inc.

Based on its review of the relevant metrics for each of the precedent transactions, Canaccord Genuity calculated the multiples of implied total enterprise value to LTM revenue for each of the target companies in the precedent transactions. For purposes of this analysis, Canaccord Genuity utilized information regarding the precedent transactions obtained from filings with the SEC and other public data sources. Canaccord Genuity selected a representative range of multiples derived from the first quartile and median data points for the precedent transactions of 1.2x to 1.7x based upon the application of its experience and professional judgment. Based on its analysis and other considerations that Canaccord Genuity deemed relevant in its experience and professional judgment, Canaccord Genuity used this reference range of multiples and the LTM revenue of Greenbrook (assumed for purposes of this analysis to be the last 12 months ended June 30, 2024) as provided by Greenbrook management to derive a range of implied total enterprise values for Greenbrook of $89.6 million to $124.7 million and a range of implied equity values for Greenbrook of $91.5 million to $126.6 million. The implied equity value was calculated by subtracting debt and non-controlling interest as of June 30, 2024 and adding cash as of August 2, 2024, in each case as provided by Greenbrook management, from the implied total enterprise value. Canaccord Genuity also derived a range of implied per share equity values for Greenbrook (using the fully-diluted Greenbrook Shares determined using the treasury stock method, including the Greenbrook Shares to be issued pursuant to the Greenbrook Debt Conversion as described in the Arrangement Agreement and the Net Option Surrender Shares and the Net Warrant Surrender Shares as described in the Plan of Arrangement, in each case as provided by Greenbrook management) of $0.04 to $0.06.
Canaccord Genuity calculated an implied exchange ratio range of 0.02334x to 0.03230x based on the range of implied per share equity values for Greenbrook from the selected precedent transactions analysis and the Neuronetics closing share price of $1.78 as of August 9, 2024. Canaccord Genuity noted that the implied transaction exchange ratio of 0.01149x fell below the range of implied exchange ratios derived from the selected precedent transactions analysis of 0.02334x to 0.03230x.
Discounted Cash Flow Analysis
Canaccord Genuity conducted a discounted cash flow analysis for each of Neuronetics and Greenbrook for the purpose of calculating a range of equity values per Neuronetics Share and Greenbrook Share, respectively. A discounted cash flow analysis is a method of evaluating an asset using estimates of the future unlevered free cash flows generated by the asset and taking into consideration the time value of money with respect to those future cash flows by calculating their net present value. For purposes of this analysis, Canaccord Genuity utilized financial projections for Neuronetics prepared by Neuronetics management and financial projections for Greenbrook prepared by Greenbrook management (as adjusted by Neuronetics management), in each case as provided to Canaccord Genuity by Neuronetics management and approved for use in Canaccord Genuity’s analysis by the Neuronetics Board. Unlevered free cash flows were calculated by taking operating income after tax, adding back depreciation and amortization, subtracting capital expenditures, and adjusting for changes in net working capital.
Discounted Cash Flow Analysis—Neuronetics. Canaccord Genuity conducted a discounted cash flow analysis for Neuronetics for the purpose of calculating a range of equity values per Neuronetics Share on a stand-alone basis. Canaccord Genuity calculated the net present value of the estimated unlevered free cash flows for Neuronetics for the six months ending December 31, 2024 and calendar years 2025 and 2026 and calculated terminal values in the year 2026 based on terminal revenue multiples ranging from 1.5x to 2.5x. Canaccord Genuity selected these terminal revenue multiples based on the application of its professional judgment and experience. These values were discounted to net present values as of August 9, 2024 at a discount rate ranging from 18.0% to 20.0%, which range of discount rates was selected, upon the application of Canaccord Genuity’s professional judgment and experience, to reflect Neuronetics’ estimated range of weighted average cost of capital. Based on this analysis, Canaccord Genuity derived a range of implied total enterprise values for Neuronetics of $83.2 million to $155.4 million and a range of implied equity values for Neuronetics of $56.1 million to $128.3 million. The implied equity value was calculated by subtracting debt and adding cash as of July 31, 2024, in each case as provided by Neuronetics management, from the implied total enterprise value. Canaccord Genuity also derived a range of implied per share equity values for Neuronetics of $1.67 to $3.82 (using the fully-diluted Neuronetics Shares determined using the treasury stock method, as provided by Neuronetics management), which range was based on the high and low data points from the analysis.
Discounted Cash Flow Analysis—Greenbrook. Canaccord Genuity conducted a discounted cash flow analysis for Greenbrook for the purpose of calculating a range of equity values per Greenbrook Share on a stand-alone basis. Canaccord Genuity calculated the net present value of the estimated unlevered free cash flows for Greenbrook for the six months ending December 31, 2024 and calendar years 2025 and 2026 and calculated terminal values in the year 2026 based on terminal revenue multiples ranging from 1.0x to 2.0x. Canaccord Genuity selected these terminal revenue multiples based on the application of its professional judgment and experience. These values were discounted to net present values as of August 9, 2024 at a discount rate ranging from 18.0% to 20.0%, which range of discount rates was selected, upon the application of Canaccord Genuity’s professional judgment and experience, to reflect Greenbrook’s estimated range of weighted average cost of capital. Based on this analysis, Canaccord Genuity derived a range of implied total enterprise values for Greenbrook of $91.7 million to $181.7 million and a range of implied equity values for Greenbrook of $93.6 million to $183.6 million. The implied equity value was calculated by subtracting debt and non-controlling interest as of June 30, 2024 and adding cash as of August 2, 2024, in each case as provided by Greenbrook management, from the implied total enterprise value. Canaccord Genuity also derived a range of implied per share equity values for Greenbrook of $0.04 to $0.08 (using the fully-diluted Greenbrook Shares determined using the treasury stock method, including the Greenbrook Shares to be issued pursuant to the Greenbrook Debt Conversion as described in the Arrangement Agreement and the Net Option Surrender Shares and the Net Warrant Surrender Shares as described in the Plan of Arrangement, in each case as provided by Greenbrook management), which range was based on the high and low data points from the analysis.
Discounted Cash Flow Analysis—Implied Exchange Ratio Range. The discounted cash flow analysis for each of Neuronetics and Greenbrook was used to calculate an implied exchange ratio range of 0.01112x to 0.04988x based on the implied per share valuation ranges. The low exchange ratio in the range represents the ratio of the lowest value per Greenbrook Share implied by such valuation and the highest value per Neuronetics Share implied by such valuation (as described in the summaries set forth above), and the high exchange ratio represents the ratio of the highest value per Greenbrook Share implied by such valuation and the lowest value per Neuronetics Share implied by such valuation (as described in the summaries set forth above). Canaccord Genuity noted that the implied transaction exchange ratio of 0.01149x fell within the overall range of implied exchange ratios derived from the discounted cash flow analyses of 0.01112x to 0.04988x.
Other Information
Canaccord Genuity observed certain additional factors that were not considered part of its financial analyses for purposes of the Canaccord Genuity Fairness Opinion but were noted to the Neuronetics Board for reference purposes only, including the following:
•
Historical trading prices of Neuronetics Shares during the 52-week period ended August 9, 2024, which reflected low to high closing prices of the shares during such period of $1.05 per share on October 27, 2023 to $4.81 per share on April 1, 2024.

•
The implied consideration per Greenbrook Share in the Arrangement was $0.02 (calculated based on the implied transaction exchange ratio of 0.01149x and the closing price of Neuronetics common stock on August 9, 2024 of $1.78), which represented: (i) a discount of 51.6% to the closing price of Greenbrook Shares of $0.04 per share on August 9, 2024; (ii) a discount of 71.1% to the volume weighted average trading price per Greenbrook Share of $0.07 for the 30 trading days ended on August 9, 2024; (iii) a discount of 95.0% to the volume weighted average trading price per Greenbrook Share of $0.41 for the twelve months ended on August 9, 2024; and (iv) a discount of 95.3% to the 52-week high closing price of Greenbrook Shares of $0.44 per share on January 10, 2024.

General
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying the Canaccord Genuity Fairness Opinion. In arriving at its fairness determination, Canaccord Genuity considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Canaccord Genuity made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses, taken as a whole. No company used in the above analyses as a comparison is directly comparable to Neuronetics, Greenbrook or the Arrangement. The reasons for and the circumstances surrounding each of the selected companies analyzed were diverse and there are inherent differences in the business, operations, financial condition and prospects of Neuronetics or Greenbrook, as applicable, and the companies included in those analyses.
Canaccord Genuity prepared these analyses for purposes of providing the Canaccord Genuity Fairness Opinion to the Neuronetics Board as to the fairness, from a financial point of view and as of August 11, 2024, to Neuronetics of the Consideration. These analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities actually may be sold.

The Consideration was determined through negotiations between Neuronetics and Greenbrook and was approved by the Neuronetics Board. Canaccord Genuity provided advice to the Neuronetics Board during these negotiations. Canaccord Genuity, however, did not recommend any specific amount of consideration to Neuronetics or the Neuronetics Board or that any specific amount of consideration constituted the only appropriate consideration for the Arrangement.
As described above, the Canaccord Genuity Fairness Opinion to the Neuronetics Board was one of many factors taken into consideration by the Neuronetics Board in making its determination to approve the Arrangement Agreement. The foregoing summary does not purport to be a complete description of the factors considered or financial analyses performed by Canaccord Genuity in connection with the Canaccord Genuity Fairness Opinion and is qualified in its entirety by reference to the full text of the written Canaccord Genuity Fairness Opinion attached to this Joint Proxy Statement/Circular as Appendix “F-2”. The issuance of the Canaccord Genuity Fairness Opinion was approved by a fairness committee of Canaccord Genuity.
Canaccord Genuity, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of business, Canaccord Genuity and its affiliates may acquire, hold or sell, for its and its affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Neuronetics and Greenbrook. In the two years prior to the date of the Canaccord Genuity Fairness Opinion, Canaccord Genuity had not provided investment banking or other financial services of a material nature to Neuronetics, Greenbrook or Madryn Asset Management, LP, except as financial advisor to Neuronetics in connection with the Arrangement. Canaccord Genuity may provide investment banking services to Neuronetics, Greenbrook or their respective affiliates in the future, for which Canaccord Genuity may receive compensation.
The Neuronetics Board selected Canaccord Genuity as financial advisor to Neuronetics because it is a nationally recognized investment banking firm that has substantial experience in transactions similar to the Arrangement. Pursuant to a letter agreement, dated as of July 22, 2022, Neuronetics engaged Canaccord Genuity to act as its financial advisor in connection with a potential strategic transaction with Greenbrook and the delivery of a fairness opinion as described above. Pursuant to the terms of the engagement letter, Neuronetics agreed to pay Canaccord Genuity a fee of $2.0 million for its services, of which $100,000 was payable upon signing of the engagement letter, $450,000 was payable upon delivery by Canaccord Genuity of the Canaccord Genuity Fairness Opinion, and the remainder of which is contingent upon consummation of the Arrangement. In addition, Neuronetics has agreed to reimburse Canaccord Genuity for certain expenses and indemnify Canaccord Genuity and related persons for liabilities relating to or arising out of its engagement.
Summary of Certain Greenbrook and Neuronetics Financial Projections
In connection with its consideration and evaluation of the Arrangement, management of Neuronetics prepared and provided to the Neuronetics Board, prior to finalizing the Arrangement Agreement, certain financial and other projections with respect to each of Greenbrook and Neuronetics summarized below (the “Projections”). The Projections were also provided to Canaccord Genuity by management of Neuronetics and, at the direction and with the approval of the Neuronetics Board, were used by Canaccord Genuity in connection with the Canaccord Genuity Fairness Opinion and performing the related financial analyses as described in “—Opinion of Canaccord Genuity”. The Projections and the disclosure related thereto is being provided on behalf of Neuronetics to Neuronetics Stockholders due to such Projections being provided to the Neuronetics Board and Canaccord Genuity’s use of the Projections at the direction of the Neuronetics Board in connection with the Canaccord Genuity Fairness Opinion.
Neuronetics did not prepare the Projections with a view toward public disclosure or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither Neuronetics’ independent registered public accounting firm, nor any other independent accountants, have reviewed the Projections or compiled, examined or performed any procedures with respect to the Projections, nor has any of them expressed any opinion or any other form of assurance on the Projections or the achievability of the results reflected in the Projections, and none of them assumes any responsibility for, and each of them disclaims any association with, the Projections. Consequently, the inclusion of the Projections should not be regarded as an indication that the Neuronetics Board, management of Neuronetics, Neuronetics, Canaccord Genuity or any other recipient of this information considered, or now considers, it to be an assurance of the achievement of future results.
The Projections were prepared based on certain financial and other information regarding Greenbrook and Neuronetics available to management of Neuronetics prior to finalizing the Arrangement Agreement on August 11, 2024. In developing the Projections, Neuronetics and Greenbrook, respectively, applied judgment and discretion as well as a number of assumptions in respect of future matters that impact the Projections. The Projections, and the assumptions, opinions and judgments applied in developing the Projections, were based on then best estimates of management of Neuronetics and Greenbrook and were not the subject of independent verification. As such, there can be no assurance that such assumptions, opinions or judgments are correct, nor that the Projections will be achieved. The Projections do not reflect subsequent estimates, including estimates related to annual pre-tax synergies, supply chain efficiencies and full potential improvements, following entry into the Arrangement Agreement. As a result, the Projections may not be an accurate representation of equivalent measures as at the date of this Joint Proxy Statement/Circular. Neuronetics and Greenbrook, respectively, can give no assurance that, had the Projections been prepared either as of the date of the Arrangement Agreement or as of the date of this Joint Proxy Statement/Circular, similar assumptions, estimates, opinions and judgments would be used.
The Projections utilize different assumptions, opinions and judgments than the Neuronetics guidance set forth on Neuronetics’ Exhibit 99.1 on Current Report on Form 8-K filed on August 12, 2024.
Projected Summary Income Statement – Neuronetics

	For the Year Ending December 31,
(US$ in millions)	2024E	2025E	2026E
Revenue	$76.9	$88.5	$101.6
Cost of Sales	18.5	19.4	20.6
Gross Profit	$58.4	$69.1	$81.0
Sales and Marketing	46.6	47.4	49.2
General and Administration	23.9	24.0	24.4
Research and Development	9.8	11.5	11.8
Operating Expenses	$80.3	$82.9	$85.4
Operating Income	($21.9)	($13.8)	($4.4)
Adj. EBITDA(1)	($13.6)	($6.8)	$2.5

(1)	Adj. EBITDA excludes stock-based compensation.
Projected Summary Income Statement – Greenbrook

	For the Year Ending December 31,
(US$ in millions)	2024E	2025E	2026E
Service Revenue	$84.5	$112.2	$128.3
Other Revenue	1.5	1.1	0.5
Total Revenue	$86.0	$113.3	$128.8
Direct Center and Patient Care Costs	55.2	60.3	65.3
Center Operating Income	$30.8	$53.0	$63.6
Other Regional and Center support	27.1	29.5	32.8
Depreciation	1.3	1.2	1.1
Regional Operating Income	$2.4	$22.4	$29.7
Corporate, General and Administrative	25.7	21.1	21.6
Center Development	0.3	0.1	0.1
Stock-Based Compensation	0.2	0.3	0.3
Amortization	0.1	0.1	0.1

	For the Year Ending December 31,
(US$ in millions)	2024E	2025E	2026E
Operating Income	($23.8)	$0.8	$7.7
Adj. EBITDA(1)	($20.2)	$3.2	$9.7
Adj. EBITDA to Greenbrook Shareholders(1) (2)	($20.0)	$2.6	$9.0

(1)	Excludes stock-based compensation and non-recurring items.
(2)	Excludes EBITDA attributable to non-controlling interest.
Important Information About the Projections
Certain of the projections summarized above were not prepared in accordance with U.S. GAAP, Operating Expenditures and Adjusted EBITDA. Non-U.S. GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP. Neuronetics’ calculation of non-U.S. GAAP financial measures may differ from others in the industry and Capital Expenditures, Operating Expenditures and Adjusted EBITDA are not necessarily comparable with similar titles used by other companies. The Projections may differ from Greenbrook’s projections. Financial measures provided to a financial advisor in connection with a business combination transaction are excluded from the definition of non-U.S. GAAP financial measures and therefore are not subject to SEC rules regarding disclosures of non-U.S. GAAP financial measures, which would otherwise require a reconciliation of a non-U.S. GAAP financial measure to a U.S. GAAP financial measure. Reconciliations of non-U.S. GAAP financial measures were not relied upon by Canaccord Genuity for purposes of its separate financial analyses and the Canaccord Genuity Fairness Opinion or by the Neuronetics Board in connection with its consideration of the Arrangement. In addition, the SEC’s rules do not require a reconciliation of a forward-looking non-U.S. GAAP financial measure to a U.S. GAAP financial measure to the extent it is not available without unreasonable efforts. Accordingly, Neuronetics has not provided a reconciliation of the financial measures.
The summary of the Projections is not being included in this Joint Proxy Statement/Circular to influence a Neuronetics Stockholder’s decision whether to approve the Neuronetics Proposals, but is being included to provide Neuronetics Stockholders with the Projections that were made available to the Neuronetics Board and Canaccord Genuity. The inclusion of the Projections in this Joint Proxy Statement/Circular should not be regarded as an indication that Neuronetics, Greenbrook or any of their respective affiliates, officers, directors, advisors or other representatives or any other recipient of this information considered or now considers the Projections to be necessarily predictive of actual future events or events which have occurred since the date of the Projections, and the Projections should not be relied upon as such. None of Neuronetics, Greenbrook or any of their respective affiliates, officers, directors, advisors or other representatives can give any assurance that actual results will not differ materially from the Projections. None of Neuronetics, Greenbrook or any of their respective affiliates, officers, directors, advisors or other representatives has made or makes any representation to any Neuronetics Stockholder regarding the ultimate performance of Neuronetics, Greenbrook or the Combined Company compared to the information contained in the Projections or that the Projections will be achieved.
The Projections, while presented with numerical specificity, reflect numerous variables, estimates and assumptions as to future events made by management of Neuronetics that such management believed were reasonable at the respective times that the Projections were prepared, taking into account the relevant information available to such management at the respective times of preparation. However, such variables, estimates and assumptions are inherently uncertain and beyond the control of management of Neuronetics, including, among other things, Neuronetics’, Greenbrook’s and the Combined Company’s future financial performance, industry performance and activity, general business, economic, regulatory, market and financial conditions and competition, as well as changes to the business, financial condition or results of operations of such company, including the factors described under “Information Concerning Forward-Looking Statements”, and the risks and uncertainties described under “Risk Factors”, any of which may cause the Projections or their respective underlying assumptions to be inaccurate. Some or all of the assumptions which have been made regarding, among other things, the timing of certain occurrences or impacts, may change or may have changed since the respective dates when the Projections were prepared. The Projections also reflect assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and further or future business developments. Neuronetics has not updated and, except as may be required by applicable law, does not intend to update or otherwise revise the Projections to reflect circumstances existing after the respective date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions on which the Projections were based are shown to be in error. There can be no assurance that the results reflected in any of the Projections will be realized or that actual results will not materially vary from the Projections. In addition, since the Projections cover multiple years, such information by its nature becomes less predictive with each successive year. No one has made or makes any representation to any stockholder or any other investor regarding the information included in the Projections.
In light of the foregoing and the uncertainties inherent in the Projections, and considering that the Neuronetics Meeting will be held long after the Projections were prepared, Neuronetics Stockholders and other investors are cautioned not to place undue, if any, reliance on the Projections.
Interests of Greenbrook’s Directors and Management in the Arrangement
In considering the recommendation of the Greenbrook Special Committee and the Greenbrook Board with respect to the Arrangement, Greenbrook Shareholders should be aware that certain directors and executive officers of Greenbrook may have interests in connection with the Arrangement or may receive benefits in connection therewith that differ from, or are in addition to, the interests of Greenbrook Shareholders generally, including that certain executive officers of Greenbrook will become members of the management of Neuronetics after completion of the Arrangement, which may present them with actual or potential conflicts of interest in connection with the Arrangement. The Greenbrook Special Committee and the Greenbrook Board are aware of these interests and considered them along with other matters described herein.
Other than the interests and benefits described below and elsewhere in this Joint Proxy Statement/Circular, none of the directors or executive officers of Greenbrook or, to the knowledge of the directors and executive officers of Greenbrook, any of their respective associates or affiliates, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise in any matter to be acted upon in connection with the Arrangement or that would materially affect the Arrangement.
Intentions of Directors and Executive Officers
As of the Greenbrook Record Date, the officers and directors of Greenbrook beneficially own, directly or indirectly, or exercise control or direction over, in the aggregate, [•] Greenbrook Shares, representing approximately, on a non-diluted basis, [•]% of the issued and outstanding Greenbrook Shares. Each officer and director of Greenbrook has entered into a Greenbrook Voting and Support Agreement and has agreed to, pursuant to the terms of their respective Greenbrook Voting and Support Agreement, and intends to, vote all of his or her Greenbrook Shares (if any) for the Greenbrook Arrangement Resolution. See “General Information Concerning the Greenbrook Meeting and Voting—Greenbrook Voting and Support Agreements”.
All of the Greenbrook Shares held by the officers and directors of Greenbrook will be treated in the same fashion under the Arrangement as Greenbrook Shares held by all other Greenbrook Shareholders. All of the Greenbrook Options, Greenbrook DSUs, Greenbrook RSUs and Greenbrook PSUs (if any) held by the officers and directors of Greenbrook will be treated in the same fashion under the Arrangement as such awards held by all other employees of Greenbrook. For greater detail on the treatment of such equity awards, see “—Description of the Plan of Arrangement”.
As of the Greenbrook Record Date, there were [•] Greenbrook Options granted and outstanding under the Greenbrook Omnibus Plan, [•] of which were vested and exercisable as of that date and [•] of which were unvested and not exercisable as of that date. If the Arrangement is consummated, each Greenbrook Option, whether vested or unvested, outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, surrendered for cancellation and transferred to Greenbrook in consideration for the issuance by Greenbrook of Net Option Surrender Shares, if any, equal to, rounded down to the nearest whole share: (i) the number of Greenbrook Shares subject to such Greenbrook Option immediately prior to the Effective Time minus (ii) the number of Greenbrook Shares that, when multiplied by the closing price of a Greenbrook Share on the OTCQB Market on the trading day immediately preceding the Effective Date, is equal to the aggregate exercise price of such Greenbrook Option (and in the event that such number of Greenbrook Shares is negative, it shall be deemed to be zero). It is expected that persons holding the Greenbrook Options under the Greenbrook Omnibus Plan will not be entitled to receive any Net Option Surrender Shares on the Effective Date.

As of the Greenbrook Record Date, there were [•] Greenbrook DSUs held by non-employee directors of Greenbrook. If the Arrangement is consummated, each Greenbrook DSU, whether vested or unvested, outstanding immediately prior to the Effective Time, notwithstanding the terms of the Greenbrook DSU Plan or any award agreement governing the Greenbrook DSUs, shall be deemed to be unconditionally fully vested, and thereafter such Greenbrook DSU shall, without any further action by or on behalf of the holder of such Greenbrook DSU, be deemed to be assigned and transferred by such holder to Greenbrook and shall immediately be cancelled in exchange for: (i) if the Effective Date Market Price is less than or equal to the Minimum Price, a cash payment equal to the Effective Date Market Price; and (ii) if the Effective Date Market Price is greater than the Minimum Price, at the election of Neuronetics, either (A) a cash payment equal to the Effective Date Market Price, or (B) such number of Neuronetics Shares equal to the Effective Date Market Price divided by the closing price of a Neuronetics Share on Nasdaq on the trading day immediately preceding the Effective Date, less any applicable withholdings. It is expected that the trading price of the Greenbrook Shares will be less than or equal to the Minimum Price on the Effective Date and all outstanding Greenbrook DSUs will be settled for a cash payment equal to the Effective Date Market Price.
As of the date hereof, there are no Greenbrook PSUs and no Greenbrook RSUs outstanding. Greenbrook currently expects that no Greenbrook PSUs and no Greenbrook RSUs will be outstanding on the Effective Date.

Consideration Received by Directors and Officers
The following table sets out the names and positions of the directors and executive officers of Greenbrook as of [•], 2024 and anyone who has been a director or executive officer since the beginning of Greenbrook’s last financial year, the number of Greenbrook Shares, Greenbrook Options and Greenbrook DSUs owned or over which control or direction was exercised by each such individual and, where known after reasonable inquiry, by their respective associates or affiliates and the consideration to be received for such Greenbrook Shares, Greenbrook Options and Greenbrook DSUs pursuant to the Arrangement.

Name	Position/ Title	Total Number of Greenbrook Shares	Total Number of Greenbrook Options	Estimated amount of Net Option Surrender Shares to be received(4)	Estimated amount of Consideration Shares to be received in respect of Greenbrook Shares and Greenbrook Options	Total Number of Greenbrook DSUs	Total estimated amount of cash to be received for Greenbrook DSUs if the Effective Date Market Price is equal to the Minimum Price (subject to applicable withholdings)(5)	Total estimated amount of cash to be received for Greenbrook DSUs if the Effective Date Market Price is less than the Minimum Price (subject to applicable withholdings)(6)
Brian P. Burke	Director	-	12,000	-	-	[•]	[•]	[•]
Colleen Campbell	Director	5,000	12,000	-	57	[•]	[•]	[•]
Sasha Cucuz	Director and Chairman	-(1)	10,000	-	-	[•]	[•]	[•]
Juliana Elstad	Director	-	-	-	-	[•]	[•]	[•]
Bill Leonard	Director and President and Chief Executive Officer	832,500(2)	110,000	-	9,565	-	-	-
Surindra Mann	Director	-	-	-	-	[•]	[•]	[•]
Frank Tworecke	Director	40,000	10,000	-	459	[•]	[•]	[•]
Andrew Crish	Chief Operating Officer	-	275,000	-	-	-	-	-
Geoffrey Grammer	Chief Medical Officer	-	159,000	-	-	-	-	-
Peter Willett	Chief Financial Officer	-	402,000	-	-	-	-	-
Adrienne Graves	Former Director	-	-	-	-	-	-	-
Robert Higgins	Former Director	-	-	-	-	-	-	-
Benjamin Klein	Former Director and Former Chief Operating Officer	-	-	-	-	-	-	-
Adele C. Oliva	Former Director	-(3)	-	-	-	-	-	-
Elias Vamvakas	Former Director	-	20,000	-	-	727,097	$61,512.41	[•]
Erns Loubser	Former Chief Financial Officer and Treasurer	-	-	-	-	-	-	-

(1)
Mr. Cucuz does not personally own any Greenbrook Shares, but is Chief Executive Officer of Greybrook Health, which owns, of record, 7,000,424 Greenbrook Shares with its affiliate, Greybrook Realty Partners Inc. It is estimated that [•] Greenbrook Shares are issuable to Greybrook Health upon conversion by Greybrook Health of the Convertible Notes held by Greybrook Health, and [•] Greenbrook Shares are issuable to Greybrook Health upon exercise of Greenbrook Warrants.

(2)
In addition to the 832,500 Greenbrook Shares personally owned by Mr. Leonard, there are an estimated [•] Greenbrook Shares issuable to Mr. Leonard upon conversion of the Convertible Notes held by Mr. Leonard.

(3)
Ms. Oliva does not personally own any Greenbrook Shares, but is the Managing Member and Founding Partner of 1315 Capital and exercises shared voting power with 1315 Capital and 1315 Capital Management II, LLC over 2,294,648 Greenbrook Shares beneficially owned by 1315 Capital and 1315 Capital Management II, LLC. In addition, it is estimated that [•] Greenbrook Shares are issuable to 1315 Capital upon conversion of the Convertible Notes held by 1315 Capital.

(4)
Assumes the exercise price of the Greenbrook Options will be greater than the value of the Greenbrook Shares and therefore no Net Option Surrender Shares will be issued to the Greenbrook directors and executive officers.

(5)	Assumes the closing price of a Greenbrook Share on the OTCQB Market on the trading day immediately preceding the Effective Date is equal to the Minimum Price.
(6)
Assumes the closing price of a Greenbrook Share on the OTCQB Market on the trading day immediately preceding the Effective Date is less than or equal to the Minimum Price. For the purposes of this table, the Effective Date Market Price is assumed to be $[•], the price of Greenbrook Shares as of the last trading date prior to the date of this Joint Proxy Statement/Circular.

Insurance and Indemnification of Greenbrook Directors and Officers
Pursuant to the Arrangement Agreement, Greenbrook has agreed to, prior to the Effective Time, purchase customary “tail” policies of directors’ and officers’ liability insurance containing terms and conditions no less favorable in the aggregate to the protection provided by the policies maintained by Greenbrook and its subsidiaries which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Time, and Greenbrook will and will cause its subsidiaries to, maintain such “tail” policies in effect without any reduction in scope or coverage for six years from the Effective Time; provided, that Greenbrook and its subsidiaries will not be required to pay any amounts in respect of such coverage prior to the Effective Time and provided further that the cost of such policies will not exceed 300% of the current annual premium for Greenbrook’s directors’ and officers’ insurance currently maintained by Greenbrook or its subsidiaries.
Pursuant to the Arrangement Agreement, Greenbrook will, and will cause its subsidiaries to, honor all rights to indemnification or exculpation existing in favor of present and former employees, officers and directors of Greenbrook and its subsidiaries under law and under the articles or other constating documents of Greenbrook and/or its subsidiaries or under any agreement or contract of any indemnified person with Greenbrook or any of its subsidiaries, and acknowledges that such rights will survive the completion of the Plan of Arrangement and will continue in full force and effect in accordance with their terms for a period of not less than six years from the Effective Date.
Interests of Neuronetics’ Directors and Management in the Arrangement
None of the members of the Neuronetics Board or Neuronetics’ management team is party to an arrangement with Neuronetics, or participates in any Neuronetics plan, program or arrangement, that provides such member with financial incentives that are contingent upon the consummation of the Arrangement. All five members of the Neuronetics Board will continue as directors of the Combined Company and Neuronetics intends to combine the management teams of Neuronetics and Greenbrook, with Keith J. Sullivan serving as President and Chief Executive Officer, immediately after the consummation of the Arrangement. Information about the Neuronetics Board and management team can be found in Neuronetics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023 as filed on March 8, 2024 with the SEC, as amended and as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are incorporated by reference into this Joint Proxy Statement/Circular.
Court Approval
Interim Order
An arrangement of a company under the OBCA requires approval by the Court. On [•], 2024, Greenbrook obtained the interim order providing for the calling and holding of the Greenbrook Meeting and other procedural matters (the “Interim Order”). A copy of the Interim Order is attached as Appendix “D” to this Joint Proxy Statement/Circular.
Final Order
Subject to the terms of the Arrangement Agreement, following the approval of the Greenbrook Arrangement Resolution by Greenbrook Shareholders at the Greenbrook Meeting in the manner required by the Interim Order and the approval of the Neuronetics Proposals at the Neuronetics Meeting, Greenbrook will make an application to the Court to obtain the Final Order. The hearing in respect of the Final Order is scheduled to take place virtually before the Court located at 330 University Avenue, Toronto, Ontario on [•], 2024 at [•] [a.m./p.m.] (Eastern time), or as soon after such time as counsel may be heard (the “Final Order Date”). A copy of the Notice of Application for the Final Order is attached as Appendix “E” to this Joint Proxy Statement/Circular.

Any Greenbrook Shareholder and other person entitled to receive Consideration Shares pursuant to the Arrangement wishing to appear in person or to be represented by counsel at the hearing of the motion for the Final Order may do so but must comply with certain procedural requirements described in the Interim Order, including filing a notice of appearance with the Court and serving the same upon Greenbrook and Neuronetics via their respective counsel as soon as reasonably practicable, in any event, no less than two days before the Final Order Date.
Prior to the hearing, Greenbrook will advise the Court that the Final Order will serve as a basis for an exemption pursuant to section 3(a)(10) of the U.S. Securities Act from the registration requirements otherwise imposed by the U.S. Securities Act, as well as similar exemptions under applicable U.S. state securities laws, regarding the distribution of the Consideration Shares to be issued by Neuronetics to Greenbrook Shareholders pursuant to the Plan of Arrangement. See “—U.S. Securities Law Matters”.
The Court has broad discretion under the OBCA when making orders with respect to arrangements. When hearing the application for the Final Order on the Final Order Date, the Court will consider, among other things, the fairness of the Arrangement to Greenbrook Shareholders. The Court may approve the Arrangement in any manner that it may direct and determine appropriate.
Once the Final Order is granted and the other conditions contained in the Arrangement Agreement are satisfied or waived to the extent legally permissible, the Articles of Arrangement will be filed with the Director under the OBCA for issuance of the Certificate of Arrangement giving effect to the Arrangement.
Letter of Transmittal
A letter of transmittal has been mailed, together with this Joint Proxy Statement/Circular, to each person who was a Registered Greenbrook Shareholder on the Greenbrook Record Date. Each Registered Greenbrook Shareholder must forward a properly completed and signed letter of transmittal, with accompanying Greenbrook share certificate(s) and all other required documents, as applicable as set out in the letter of transmittal, in order to receive the Consideration to which such Greenbrook Shareholder is entitled under the Arrangement. It is recommended that Greenbrook Shareholders complete, sign and return the letter of transmittal with accompanying Greenbrook share certificate(s) to the Depositary as soon as possible. See “—Exchange Procedure”.
Each Registered Greenbrook Shareholder acknowledges that the risk of loss of Greenbrook Shares when depositing the share certificate(s) will pass only upon proper receipt thereof by the Depositary. Accordingly, any use of the mail to transmit a share certificate representing Greenbrook Shares and a related letter of transmittal is at the risk of the Greenbrook Shareholder. If these documents are mailed, it is recommended that first-class or registered insured mail is used with return receipt requested.
Whether or not Greenbrook Shareholders forward the share certificate(s) representing their Greenbrook Shares, upon completion of the Arrangement on the Effective Date, Greenbrook Shareholders will cease to be Greenbrook Shareholders as of the Effective Date and will only be entitled to receive that number of Neuronetics Shares to which they are entitled under the Arrangement or, in the case of Greenbrook Shareholders who properly exercise Dissent Rights, the right to receive fair value for their Greenbrook Shares in accordance with the dissent procedures and the Interim Order. See “— Dissent Rights of Greenbrook Shareholders”.
The instructions for exchanging share certificates(s) representing Greenbrook Shares and depositing such share certificate(s) with the Depositary are set out in the letter of transmittal and should be reviewed carefully. The letter of transmittal also provides instructions in respect of lost certificates. See “—Exchange Procedure”.
Any letter of transmittal, once deposited with the Depositary, will be irrevocable and may not be withdrawn by a Greenbrook Shareholder except that all letters of transmittal will be automatically revoked if the Depositary is notified in writing by Greenbrook and Neuronetics that the Arrangement Agreement has been terminated, or if the Arrangement is not completed. If a letter of transmittal is automatically revoked, the share certificate(s) for the Greenbrook Shares received with the letter of transmittal will be promptly returned to the Greenbrook Shareholder submitting the same at the address specified in the letter of transmittal.
Exchange Procedure
Following receipt of the Final Order and prior to the Effective Time, Neuronetics will cause a treasury direction to be delivered to its transfer agent (with a copy to the Depositary) irrevocably directing and causing such transfer agent to issue and deposit in escrow with the Depositary prior to the Effective Time, such number of Neuronetics Shares as is required to satisfy the issuance of the number of Consideration Shares payable to the Greenbrook Shareholders as provided for in the Plan of Arrangement.
Upon return to the Depositary of a properly completed letter of transmittal by a former Registered Greenbrook Shareholder, together with any certificate or direct registration statement (“DRS Advice”) that, immediately before the Effective Time, represented outstanding Greenbrook Shares that were transferred pursuant to the Plan of Arrangement, together with any additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate or DRS Advice will be entitled to receive in exchange therefor, and the Depositary will deliver to such holder, (i) certificates or DRS Advice representing Neuronetics Shares that such holder is entitled to receive under the Plan of Arrangement and (ii) the cash amount, if any, that such holder is entitled to receive with respect to any fractional shares in accordance with the Plan of Arrangement (as further described below).
After the Effective Time and until surrendered for cancellation as contemplated by the Plan of Arrangement, each certificate or DRS Advice, if any, that immediately prior to the Effective Time represented one or more Greenbrook Shares will be deemed at all times to represent only the right to receive in exchange therefor (i) Neuronetics Shares that the holder of such certificate is entitled to receive in accordance with the Arrangement and (ii) the cash amount, if any, that such holder is entitled to receive with respect to any fractional shares in accordance with the Plan of Arrangement (as further described below).
No Fractional Shares
In no event will any Greenbrook Shareholder be entitled to a fractional Neuronetics Share. Where the aggregate number of Neuronetics Shares to be issued to a Greenbrook Shareholder as consideration under the Arrangement would result in a fraction of a Neuronetics Share being issuable, the number of Neuronetics Shares to be received by such Greenbrook Shareholder will be rounded down to the nearest whole Neuronetics Share.
In lieu of any such fractional Neuronetics Share, each Greenbrook Shareholder otherwise entitled to a fractional interest in a Neuronetics Share will be entitled to receive a cash payment equal to an amount representing such Greenbrook Shareholder’s proportionate interest in the net proceeds from the sale by the Depositary on behalf of all such Greenbrook Shareholders of the Neuronetics Excess Shares (as defined below).
As promptly as practicable following the Effective Time, the Depositary will determine the excess of (i) the number of Neuronetics Shares issued and delivered to the Depositary pursuant to the Plan of Arrangement representing the Consideration Shares over (ii) the aggregate number of whole Consideration Shares to be issued to Greenbrook Shareholders pursuant to the Plan of Arrangement (such excess, the “Neuronetics Excess Shares”). Following the Effective Time, the Depositary will, on behalf of the former Greenbrook Shareholders, sell the Neuronetics Excess Shares at the then prevailing prices on Nasdaq. The sale of the Neuronetics Excess Shares by the Depositary will be executed on Nasdaq through one or more member firms of Nasdaq and will be executed in round lots to the extent applicable. The Depositary will use its commercially reasonable efforts to complete the sale of the Neuronetics Excess Shares as promptly following the Effective Time as is practicable, consistent with obtaining the best execution of such sales in light of prevailing market conditions. Until the net proceeds of such sale or sales have been distributed to former Greenbrook Shareholders, the Depositary will hold such proceeds in trust for such former Greenbrook Shareholders (the “Neuronetics Share Trust”). The amount of all commissions, transfer taxes and other out-of-pocket transaction costs, including expenses and compensation of the Depositary incurred in connection with such sale of Neuronetics Excess Shares will be paid by Neuronetics. The Depositary will determine the portion of the Neuronetics Share Trust to which each former Greenbrook Shareholder is entitled, if any, by multiplying the amount of the aggregate net proceeds composing the Neuronetics Share Trust by a fraction, the numerator of which is the amount of the fractional share interest to which such former Greenbrook Shareholder is entitled (after taking into account all Greenbrook Shares held as of immediately prior to the Effective Time by such former Greenbrook Shareholder) and the denominator of which is the aggregate amount of fractional Neuronetics Shares to which all former Greenbrook Shareholders are entitled.
As soon as practicable after the determination of the amount of cash, if any, to be paid to former Greenbrook Shareholders with respect to any fractional Neuronetics Shares, the Depositary will make available such amounts to such former Greenbrook Shareholders.

Loss of Certificates
In the event any certificate that immediately prior to the Effective Time represented one or more outstanding Greenbrook Shares that were transferred pursuant to the Plan of Arrangement will have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, the Consideration deliverable in accordance with such holder’s duly completed and executed letter of transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the person to whom such cash is to be delivered will as a condition precedent to the delivery of such Consideration, give a bond satisfactory to Neuronetics and the Depositary (acting reasonably) in such sum as Neuronetics may direct, or otherwise indemnify Neuronetics and Greenbrook in a manner satisfactory to Neuronetics and Greenbrook, acting reasonably, against any claim that may be made against Neuronetics and Greenbrook with respect to the certificate alleged to have been lost, stolen or destroyed.
Extinction of Rights
Any certificate or book-entry statements that immediately prior to the Effective Time represented outstanding Greenbrook Shares that were exchanged pursuant to the Plan of Arrangement and is not deposited with all other instruments required by the Plan of Arrangement on or before the sixth anniversary of the Effective Date will cease to represent a claim or interest of any kind or nature as a Neuronetics Stockholder or a former Greenbrook Shareholder. On such date, the Neuronetics Shares to which the former registered holder of such certificate was ultimately entitled, will be deemed to have been surrendered to Neuronetics together with all entitlements to dividends, distributions and interest thereon held for such former registered holder. None of Neuronetics, Greenbrook or the Depositary will be liable to any person in respect of any Neuronetics Shares (or dividends, distributions and interest in respect thereof) delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.
Withholding Rights
Neuronetics, Greenbrook, any of their respective affiliates and the Depositary, as applicable, will be entitled to deduct and withhold, or direct any other person to deduct and withhold on their behalf, from any amounts otherwise payable, issuable or otherwise deliverable to any Greenbrook Securityholders and any other person under the Plan of Arrangement or the Arrangement Agreement such amounts as are required or reasonably believed to be required to be deducted and withheld from such amounts under any provision of the Tax Act, the Code or any provision of any other law. To the extent any such amounts are so deducted and withheld, such amounts shall be treated for all purposes under the Plan of Arrangement and the Arrangement Agreement as having been paid to the person in respect of which such deduction and withholding was made; provided that such deducted and withheld amounts are actually remitted to the appropriate governmental entity. To the extent that the amount so required to be deducted or withheld from any amounts payable, issuable or otherwise deliverable to a person under the Plan of Arrangement or the Arrangement Agreement exceeds the amount of cash otherwise payable to such person, Neuronetics, Greenbrook, any of their affiliates and the Depositary are hereby authorized to sell or otherwise dispose, or direct any other person to sell or otherwise dispose, of such portion of the non-cash consideration or non-cash amounts payable, issuable or otherwise deliverable under the Arrangement Agreement to such person as is necessary to provide sufficient funds to Neuronetics, Greenbrook, any of their affiliates and the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and Neuronetics, Greenbrook, any of their affiliates and the Depositary, as applicable, shall notify the relevant person of such sale or other disposition and remit to such person any unapplied balance of the net proceeds of such sale or other disposition (after deduction for (x) the amounts required to satisfy the required withholding under the Plan of Arrangement and the Arrangement Agreement in respect of such person, (y) reasonable commissions payable to the broker and (z) other reasonable costs and expenses).
Distributions with respect to Unsurrendered Share Certificates
No dividend or other distribution declared or made after the Effective Time with respect to Neuronetics Shares with a record date after the Effective Time shall be delivered to the holder of any unsurrendered certificate that immediately prior to the Effective Time represented outstanding Greenbrook Shares unless and until the holder of such certificate shall have complied with the provisions of section 5.1 or section 5.2 of the Plan of Arrangement. Subject to applicable law and section 5.3 of the Plan of Arrangement, at the time of such compliance, there shall, in addition to the delivery of Consideration to which such holder is thereby entitled, be delivered to such holder, without interest, the amount of the dividend or other distribution with a record date after the Effective Time theretofore paid with respect to such Neuronetics Shares.
Regulatory Matters
In the United States, Neuronetics and Greenbrook must comply with applicable federal and state securities laws and the rules and regulations of Nasdaq in connection with the issuance of Neuronetics Shares to Greenbrook Shareholders in connection with the transactions contemplated by the Arrangement Agreement and the filing of this Joint Proxy Statement/Circular with the SEC. The parties do not require any regulatory approval from antitrust authorities to consummate the transactions contemplated by the Arrangement Agreement.
Canadian Securities Law Matters
Application of MI 61-101
Greenbrook is a reporting issuer in all of the provinces and territories of Canada, and, accordingly, is subject to applicable securities laws in all such provinces and territories, including MI 61-101.
MI 61-101 is intended to regulate certain transactions to ensure fair treatment of securityholders in transactions which raise the potential for conflicts of interest, generally requiring enhanced disclosure, approval by a majority of securityholders excluding interested or related parties, independent valuations and, in certain instances, approval and oversight of the transaction by a special committee of independent directors. The protections of MI 61-101 apply to a reporting issuer proposing to carry out, among other transactions, a “business combination” (as defined in MI 61-101).
A transaction is a “business combination” for purposes of MI 61-101 if, among other things, a “related party” of an issuer (as defined in MI 61-101), whether alone or with joint actors, would, directly or indirectly, as a consequence of such transaction: (i) acquire the issuer or the business of the issuer, or combine with the issuer (through an amalgamation, arrangement or otherwise), (ii) is a party to any “connected transaction” (as defined in MI 61-101) to the transaction, or (iii) is entitled to receive (A) consideration per equity security that is not identical in amount and form to the entitlement of the general body of holders in Canada of securities of the same class or (B) a “collateral benefit” (as defined in MI 61-101).
As of the Greenbrook Record Date, Madryn and its affiliates beneficially owned directly or exercised control or direction over, in the aggregate, 6,363,636 Greenbrook Shares, which represented approximately [•]% of the issued and outstanding Greenbrook Shares on an undiluted basis. As a result, Madryn is a “related party” of Greenbrook for purposes of MI 61-101.
Two transactions are “connected transactions” for purposes of MI 61-101 if such transactions (a) have at least one party in common, directly or indirectly (other than transactions related solely to services as an employee, director or consultant), and (b) (i) are negotiated or completed at approximately the same time, or (ii) the completion of at least one of the transactions is conditional on the completion of each of the other transactions. The Arrangement and the Madryn Debt Conversion, as contemplated under the Arrangement Agreement and the TL Conversion Agreement, have at least one party in common (being Greenbrook) and were negotiated at approximately the same time. In addition, given that the conditions to the Madryn Debt Conversion under the TL Conversion Agreement include several of the conditions precedent to the Arrangement under the Arrangement Agreement (being that each of the Greenbrook Shareholder Approval, the Neuronetics Stockholder Approval and the Final Order has been obtained), the completion of the Madryn Debt Conversion may be viewed as being conditional on the completion of the Arrangement. As a result, the Arrangement and the Madryn Debt Conversion are “connected transactions” for purposes of MI 61-101.
The Arrangement is a “business combination” for the purposes of MI 61-101 because, among other things, Madryn is a “related party” of Greenbrook and Madryn is a party to a “connected transaction” to the Arrangement (being the Madryn Debt Conversion).
Collateral Benefit
A “collateral benefit”, as defined under MI 61-101, includes any benefit that a “related party” of the company, which includes the directors and “senior officers” (as defined under MI 61-101) of the company, is entitled to receive as a consequence of the Arrangement, including, without limitation, an increase in salary, a lump sum payment, a payment for surrendering securities, or other enhancement in benefits related to past or future services as an employee, director or consultant of the company. MI 61-101 excludes from the meaning of “collateral benefit” certain benefits to a “related party” received solely in connection with the related party’s services as an employee, director or consultant of an issuer where, among other things, (a) the benefit is not conferred for the purpose, in whole or in part, of increasing the value of the consideration paid to the related party for securities relinquished under the transaction, (b) the conferring of the benefit is not, by its terms, conditional on the related party supporting the transaction in any manner, (c) full particulars of the benefit are disclosed in the disclosure document for the transaction, and (d) (i) at the time the transaction was agreed to, the related party and its associated entities beneficially own or exercise control or direction over less than 1% of the outstanding common shares of the issuer, or (ii) an independent committee, acting in good faith, determines that the value of the collateral benefit, net of any offsetting costs to the related party, is less than 5% of the value of the consideration the related party expects to receive under the terms of the transaction.
In accordance with the terms of the Arrangement Agreement and the Arrangement, each Greenbrook Option and each Greenbrook DSU immediately outstanding prior to the Effective Time (whether vested or unvested) shall be surrendered for cancellation and transferred to Greenbrook, as the case may be, in exchange for (i) in the case of the Greenbrook Options, the issuance by Greenbrook of that number of Greenbrook Shares, if any, equal to (A) the number of Greenbrook Shares subject to such Greenbrook Option immediately prior to the Effective Time minus (B) the number of Greenbrook Shares that, when multiplied by the closing price of a Greenbrook Share on the OTCQB Market on the trading day immediately preceding the Effective Date, is equal to the aggregate exercise price of such Greenbrook Option; or (ii) in the case of the Greenbrook DSUs, (A) if the Effective Date Market Price is less than or equal to the Minimum Price, a cash payment from Greenbrook equal to the Effective Date Market Price, and (B) if the Effective Date Market Price is greater than the Minimum Price, at the election of Neuronetics, either a cash payment equal to the Effective Date Market Price or such number of Neuronetics Shares equal to the Effective Date Market Price divided by the closing price of a Neuronetics Share on Nasdaq on the trading day immediately preceding the Effective Date, less any applicable withholdings. The acceleration of Greenbrook Options and the treatment of Greenbrook DSUs may be considered a “collateral benefit” to each director or senior officer of Greenbrook that are holders thereof. See “—Interests of Greenbrook’s Directors and Management in the Arrangement”. Notwithstanding the foregoing, such benefits, other than with respect to Bill Leonard as described below, fall within the exception to the definition of “collateral benefit” under MI 61-101 as they satisfy the conditions set out above, including the fact that each of the directors and senior officers of Greenbrook that hold Greenbrook Options and Greenbrook DSUs, other than Bill Leonard, owns less than 1% of the outstanding securities of Greenbrook.
Mr. Leonard may be deemed to be receiving a “collateral benefit” under the Arrangement and the foregoing exception may not apply, given that (a) Mr. Leonard beneficially owns more than 1% of the outstanding Greenbrook Shares, as calculated in accordance with MI 61-101, and (b) the aggregate benefit that he is entitled to receive for the accelerated vesting of Greenbrook Options may exceed 5% of the value of the consideration that Mr. Leonard will receive under the Arrangement for the Greenbrook Shares that he beneficially owns.
In addition, Madryn may be deemed to be receiving a “collateral benefit” under the Arrangement as a result of Madryn’s entitlement to certain investor rights, including registration rights, in respect of the Neuronetics Shares that it is entitled to receive upon closing of the Arrangement pursuant to the registration rights agreement, dated as of August 11, 2024, by and among Neuronetics and the Madryn Parties (the “Registration Rights Agreement”). See “—Minority Approval”.
Accordingly, as the Arrangement is a “business combination” for purposes of MI 61-101, each of Madryn and Mr. Leonard would be considered an “interested party” for purposes of MI 61-101 and the votes attached to (i) the 6,363,636 Greenbrook Shares held or controlled by Madryn and its affiliates and (ii) the 832,500 Greenbrook Shares held or controlled by Bill Leonard will be excluded in determining whether Minority Approval (as defined below) of the Arrangement has been obtained.
Formal Valuation
MI 61-101 provides that, unless an exemption is available, a reporting issuer proposing to carry out a business combination is required to obtain a formal valuation of the “affected securities” (as defined in MI 61-101) from a qualified independent valuator and to provide the holders of such affected securities with a summary of such valuation. For the purposes of the Arrangement, the Greenbrook Shares are considered “affected securities” within the meaning of MI 61-101.

However, MI 61-101 provides certain exemptions from the requirement for a formal valuation requirement, including if no securities of the issuer are listed or quoted on Specified Markets. As no securities of Greenbrook are listed or quoted on the Specified Markets, Greenbrook is entitled to rely on this exemption and the formal valuation requirement for a “business combination” under MI 61-101 does not apply in respect of the Arrangement. See “—Fairness Opinion of A.G.P./Alliance Global Partners”.
Minority Approval
MI 61-101 requires that, in addition to any other required security holder approval, a “business combination” must be subject to “minority approval” (as defined in MI 61-101) of every class of “affected securities” (as defined in MI 61-101) of the issuer, in each case voting separately as a class (“Minority Approval”).
Consequently, the approval of the Greenbrook Arrangement Resolution will require the affirmative vote of a simple majority of the votes cast by all the holders of Greenbrook Shares present or represented by proxy and entitled to vote at the Greenbrook Meeting, other than: (i) an “interested party” (as defined in MI 61-101); (ii) any “related party” (as defined in MI 61-101) of an “interested party”, unless the “related party” meets that description solely in its capacity as a director or senior officer of one or more persons that are neither an “interested party” nor “issuer insiders” of Greenbrook; and (iii) any person that is a “joint actor” (as defined in MI 61-101) with any of the foregoing, voting separately as a class.
To the knowledge of Greenbrook, (i) Madryn and Mr. Leonard are the only holders of Greenbrook Shares that qualify as an “interested party” or a “related party” of an “interested party”; and (ii) there are no holders of Greenbrook Shares that qualify as a “joint actor” of an “interested party” or a “joint actor” of a “related party” of an “interested party”. Accordingly, any Greenbrook Shares held, directly or indirectly, by Madryn and Mr. Leonard (which, collectively, beneficially own or exercise control or direction over an aggregate of 7,196,136 Greenbrook Shares, representing in the aggregate approximately [•]% of the outstanding Greenbrook Shares) will be excluded from the vote on Minority Approval. For clarity, given the analysis set out above under “—Collateral Benefit”, none of the Greenbrook Shares held by the directors or senior officers of Greenbrook (other than the 832,500 Greenbrook Shares held by Bill Leonard, the President and Chief Executive Officer of Greenbrook and a member of the Greenbrook Board) will be excluded in determining whether Minority Approval of the Arrangement has been obtained.
Prior Valuations
MI 61-101 requires that every “prior valuation” (as defined in MI 61-101) in respect of Greenbrook that has been made in the 24 months prior to the date of this Joint Proxy Statement/Circular, the existence of which is known, after reasonable inquiry, to Greenbrook or any of its directors or senior officers, be disclosed in this Joint Proxy Statement/Circular. To the knowledge of Greenbrook or any of its directors or senior officers, after reasonable inquiry, there has been no “prior valuation” of Greenbrook or of its securities, including the Greenbrook Shares, or material assets in the 24 months preceding the date of this Joint Proxy Statement/Circular.
Prior Offers
MI 61-101 requires that every “prior offer” (as defined in MI 61-101) in respect of Greenbrook, that has been made in the 24 months prior to the date of this Joint Proxy Statement/Circular that relates to the subject matter of or is otherwise relevant to the Arrangement, be disclosed in this Joint Proxy Statement/Circular. Greenbrook has not received any bona fide prior offer related to the subject matter of the Arrangement or that is otherwise relevant to the Arrangement.
Reporting Issuer Status
Greenbrook is currently a reporting issuer in each of the provinces and territories of Canada. If the Arrangement is completed, Neuronetics intends to cause Greenbrook to submit an application to cease to be a reporting issuer under the securities legislation of each of the provinces and territories of Canada.
Neuronetics is currently not a reporting issuer in any province or territory of Canada. If the Arrangement is completed, Neuronetics will, as a result of the Arrangement, become a reporting issuer in each of the provinces and territories of Canada upon the completion of the Arrangement. Neuronetics may be exempted from certain Canadian statutory financial and certain other continuous and timely reporting requirements.

Qualification—Resale of Neuronetics Shares
The issue of Neuronetics Shares pursuant to the Arrangement will constitute distributions of securities which are exempt from the prospectus requirements of the Canadian securities laws and, subject to certain disclosure and regulatory requirements and to customary restrictions applicable to distributions of shares that constitute “control distributions” may be resold in each province and territory in Canada, subject in certain circumstances, to the usual conditions that no unusual effort has been made to prepare the market or create demand. Recipients of Neuronetics Shares in the Arrangement are urged to obtain legal advice to ensure that their resale of such securities complies with applicable Canadian securities laws.
U.S. Securities Law Matters
The following discussion is a general overview of certain requirements of U.S. federal and state securities laws applicable to Greenbrook Shareholders. All holders of such securities are urged to obtain legal advice to ensure that their resale of such securities complies with applicable U.S. securities laws. Also see “Notice to Greenbrook Shareholders in the United States”.
Greenbrook Shareholders who resell Neuronetics Shares must also comply with Canadian securities laws, as outlined above.
Status Under U.S. Federal Securities Laws
The Neuronetics Shares are registered under Section 12(b) of the U.S. Exchange Act and trade on Nasdaq, and Neuronetics is subject to periodic reporting obligations under the U.S. Exchange Act. Neuronetics is not a “foreign private issuer” as defined in Rule 3b-4 under the U.S. Exchange Act, pursuant to Section 13(a) of the U.S. Exchange Act.
Exemption Relied Upon from the Registration Requirements of the U.S. Securities Act
The Neuronetics Shares to be issued pursuant to the Arrangement have not been and will not be registered under the U.S. Securities Act and will be issued in reliance on the exemption afforded by section 3(a)(10) of the U.S. Securities Act.
Section 3(a)(10) of the U.S. Securities Act exempts from registration the offer and sale of a security which is issued in specified exchange transactions where, among other things, the fairness of the terms and conditions of such exchange are approved by a court of an authorized government entity after a hearing on the fairness of such terms and conditions, at which all persons to whom it is proposed to issue securities in such exchange have the right to appear, by a court or governmental authority expressly authorized by law to grant such approval and to hold such a hearing. Accordingly, the Final Order, if granted by the Court, constitutes a basis for the exemption from the registration requirements of the U.S. Securities Act with respect to the Neuronetics Shares issued in connection with the Arrangement.
The Arrangement will be carried out with the intention that all Consideration Shares issued under the Arrangement will be issued by Neuronetics in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereunder. Each party will act in good faith and use commercially reasonable efforts to accomplish such intended treatment of the Arrangement. In order to ensure the availability of the exemption under Section 3(a)(10) of the U.S. Securities Act and to facilitate Neuronetics’ compliance with other United States federal and state securities laws, the Arrangement will be carried out on the following basis:
(a)	the Court will be asked to approve and conclude affirmatively the procedural and substantive fairness of the terms and conditions of the Arrangement;
(b)
pursuant to the terms of the Arrangement Agreement, prior to the issuance of the Interim Order, the Court will be advised as to the intention of the parties to rely on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereunder with respect to the issuance of Consideration Shares pursuant to the Arrangement, based on the Court’s approval of the Arrangement;

(c)
prior to the issuance of the Interim Order, Greenbrook will file with the Court a draft copy of the proposed text of this Joint Proxy Statement/Circular together with any other documents required by applicable law in connection with the Greenbrook Meeting;

(d)
the Court will be advised prior to the hearing that its approval of the Arrangement will be relied upon as a determination that the Court has satisfied itself as to the procedural and substantive fairness of the terms and conditions of the Arrangement to all persons who are entitled to receive Consideration Shares pursuant to the Arrangement;

(e)
each person entitled to receive Consideration Shares pursuant to the Arrangement will be given adequate and appropriate notice advising them of their right to attend the hearings of the Court to approve the procedural and substantive fairness of the terms and conditions of the Arrangement and providing them with sufficient information necessary for them to exercise that right;

(f)
all persons entitled to receive Consideration Shares pursuant to the Arrangement will be advised that the issuance of the Consideration Shares issued pursuant to the Arrangement have not been registered under the U.S. Securities Act and will be issued by Neuronetics in reliance on the exemption from registration provided by Section 3(a)(10) of the U.S. Securities Act;

(g)
the Interim Order will specify that each person entitled to receive Consideration Shares pursuant to the Arrangement will have the right to appear before the Court at the hearing of the Court to give approval of the Arrangement so long as they enter a response to petition within a reasonable time;

(h)	the Final Order will expressly include:
(i)	a recital substantially to the following effect:
(A)
“It is the intention of the parties to rely on Section 3(a)(10) of the U.S. Securities Act, and that the declaration of the fairness of, and the approval of, the Arrangement contemplated in the Plan of Arrangement, a copy of which is attached to the final order, by the Court will serve as the basis for an exemption from the registration requirements of the U.S. Securities Act pursuant to section 3(a)(10) thereof, for the issuance and distribution of the shares of Neuronetics in connection with the Arrangement”; and

(ii)	a statement substantially to the following effect:
(A)
“The Arrangement as provided for in the Plan of Arrangement, including the terms and conditions thereof and the issuances and exchanges of securities contemplated therein, is procedurally and substantively fair and reasonable to the Greenbrook Shareholders and those affected by the Arrangement”;

(i)	the Court will hold a hearing before approving the procedural and substantive fairness of the terms and conditions of the Arrangement and issuing the Final Order; and
(j)
the issuance of any Consideration Shares to a person in any state, territory or possession of the United States will comply with any issuer broker-dealer registration requirements applicable in that state, territory or possession, unless an exemption from such issuer broker-dealer registration requirement is available.

Resale of Neuronetics Shares Within the United States
The Neuronetics Shares to be issued under the Arrangement will not be subject to resale restrictions under the U.S. Securities Act, except that the U.S. Securities Act imposes restrictions on the resale of Neuronetics Shares received pursuant to the Arrangement by persons who are at the time of a resale, or who were within three months before the resale, “affiliates” of Neuronetics. An “affiliate” of an issuer is a person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the issuer. Typically, persons who are executive officers, directors or 10% or greater shareholders of an issuer may be considered to be its “affiliates”.
Any holder of Neuronetics Shares who is an affiliate of Neuronetics at the time of a proposed resale, or has been an affiliate within three months before a proposed resale, is urged to consult with its own legal advisor to ensure that any proposed resale of Neuronetics Shares issued to them under the Arrangement complies with applicable U.S. Securities Act requirements.

Stock Exchange Listing
The Greenbrook Shares are currently quoted on the OTCQB Market under the symbol “GBNHF”. If the Arrangement is completed, Neuronetics intends to have the Greenbrook Shares delisted from the OTCQB Market and deregistered under the U.S. Exchange Act.
Treatment of Outstanding Greenbrook Equity Awards
At the Effective Time, (i) each Greenbrook Option (whether vested or unvested) outstanding immediately prior to the Effective Time, will be deemed to be surrendered for cancellation and transferred to Greenbrook in consideration for the issuance by Greenbrook of that number Net Option Surrender Shares, if any, equal to, rounded down to the nearest whole share: (a) the number of Greenbrook Shares subject to such Greenbrook Option immediately prior to the Effective Time minus (b) the number of Greenbrook Shares that, when multiplied by the closing price of a Greenbrook Share on the OTCQB Market on the trading day immediately preceding the Effective Date, is equal to the aggregate exercise price of such Greenbrook Option (and in the event that such number of Greenbrook Shares is negative, it shall be deemed to be zero), and the holder of the Greenbrook Option will be deemed to be the holder of such number of Net Option Surrender Shares, but the holder of such Greenbrook Option will not be entitled to a certificate or other document representing the Net Option Surrender Shares so issued; (ii) each Greenbrook PSU and Greenbrook RSU that is outstanding immediately prior to the Effective Time (whether vested or unvested), will be immediately be cancelled for no consideration and the holder thereof shall no longer have any rights thereto; and (iii) each Greenbrook DSU that is outstanding immediately prior to the Effective Time (whether vested or unvested), will be deemed to be unconditionally fully vested, and thereafter such Greenbrook DSU will, without any further action by or on behalf of the holder of such Greenbrook DSU, be deemed to be assigned and transferred by such holder to Greenbrook and will immediately be cancelled in exchange for: (y) if the Effective Date Market Price is less than or equal to the Minimum Price, a cash payment equal to the Effective Date Market Price; and (z) if the Effective Date Market Price is greater than the Minimum Price, at the election of Neuronetics, either (A) a cash payment equal to the Effective Date Market Price, or (B) such number of Neuronetics Shares equal to the Effective Date Market Price divided by the closing price of a Neuronetics Share on Nasdaq on the trading day immediately preceding the Effective Date, less any applicable withholdings pursuant to the Plan of Arrangement.
Dissent Rights of Greenbrook Shareholders
Registered Greenbrook Shareholders have the right to dissent in respect of the Greenbrook Arrangement Resolution in the manner provided in section 185 of the OBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement (“Dissent Rights”). The following summary is qualified in its entirety by the provisions of section 185 of the OBCA, the Interim Order, the Final Order and the Plan of Arrangement. It is a condition to completion of the Arrangement in favor of Neuronetics that Dissent Rights shall not have been exercised in respect of more than 10% of the issued and outstanding Greenbrook Shares.
Any Greenbrook Dissenting Shareholder may be entitled, in the event the Arrangement becomes effective, to be paid by Neuronetics the fair value, less any applicable withholdings, of the Greenbrook Shares held by such Greenbrook Dissenting Shareholder, which fair value, notwithstanding anything to the contrary contained in Part XIV of the OBCA, shall be determined as of the close of business on the day before the Greenbrook Arrangement Resolution is adopted. A Greenbrook Dissenting Shareholder will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Greenbrook Shares. Greenbrook Shareholders are cautioned that fair value could be determined to be less than the value of the Consideration Shares exchangeable for Greenbrook Shares pursuant to the terms of the Arrangement.
Section 185 of the OBCA provides that a Greenbrook Dissenting Shareholder may only make a claim under that section with respect to all of the Greenbrook Shares held by the Greenbrook Dissenting Shareholder on behalf of any one beneficial owner and registered in the Greenbrook Dissenting Shareholder’s name. One consequence of this provision is that a Registered Greenbrook Shareholder may exercise Dissent Rights only in respect of Greenbrook Shares that are registered in that Registered Greenbrook Shareholder’s name. In addition, any judicial determination of fair value will result in delay of receipt by a Greenbrook Dissenting Shareholder of consideration for such Greenbrook Dissenting Shareholder’s Dissent Shares.
In many cases, Greenbrook Shares beneficially owned by a Beneficial Greenbrook Shareholder are registered either: (i) in the name of an intermediary; or (ii) in the name of a clearing agency (such as the Canadian

Depository for Securities (“CDS”) and the Depository Trust Company (“DTC”)) of which the intermediary is a participant. Accordingly, a Beneficial Greenbrook Shareholder will not be entitled to exercise its Dissent Rights directly (unless the Greenbrook Shares are re-registered in the Beneficial Greenbrook Shareholder’s name). A Beneficial Greenbrook Shareholder who wishes to exercise Dissent Rights should immediately contact the intermediary with whom the Beneficial Greenbrook Shareholder deals in respect of its Greenbrook Shares and either: (a) instruct the intermediary to exercise Dissent Rights on the Beneficial Greenbrook Shareholder’s behalf (which, if the Greenbrook Shares are registered in the name of CDS, DTC or other clearing agency, may require that such Greenbrook Shares first be re-registered in the name of the intermediary), or (b) instruct the intermediary to re-register such Greenbrook Shares in the name of the Beneficial Greenbrook Shareholder, in which case the Beneficial Greenbrook Shareholder would be able to exercise Dissent Rights directly.
A Registered Greenbrook Shareholder who wishes to dissent must provide a written notice of dissent (“Dissent Notice”) to Greenbrook at 890 Yonge Street, 7th Floor, Toronto, Ontario, Canada, M4W 3P4, Attention: Peter Willett, by e-mail at pwillett@greenbrooktms.com with a copy to Torys LLP, 79 Wellington Street West, 30th Floor, Box 270, TD South Tower, Toronto, Ontario, Canada M5K 1N2, Attention: Robbie Leibel, by e-mail at rleibel@torys.com by no later than [•] [a.m./p.m.] (Eastern time) on [•], 2024 (or by [•] on the second business day immediately preceding the date that any adjourned or postponed Greenbrook Meeting is reconvened). Failure to properly exercise Dissent Rights may result in the loss or unavailability of the right to dissent.
The filing of a Dissent Notice does not deprive a Registered Greenbrook Shareholder of the right to vote at the Greenbrook Meeting. No Registered Greenbrook Shareholder who has voted in favor of the Greenbrook Arrangement Resolution shall be entitled to exercise Dissent Rights with respect to its Greenbrook Shares. A vote against the Greenbrook Arrangement Resolution, an abstention from voting, or a proxy submitted instructing a proxyholder to vote against the Greenbrook Arrangement Resolution does not constitute a Dissent Notice, but a Registered Greenbrook Shareholder need not vote its Greenbrook Shares against the Greenbrook Arrangement Resolution in order to dissent. Similarly, the revocation of a proxy conferring authority on the proxyholder to vote for the Greenbrook Arrangement Resolution does not constitute a Dissent Notice; however, any proxy granted by a Registered Greenbrook Shareholder who intends to dissent, other than a proxy that instructs the proxyholder to vote against the Greenbrook Arrangement Resolution, should be validly revoked in order to prevent the proxyholder from voting such Greenbrook Shares for the Greenbrook Arrangement Resolution and thereby causing the Registered Greenbrook Shareholder to forfeit his or her Dissent Rights.
Within ten days after Greenbrook Shareholders adopt the Greenbrook Arrangement Resolution, Greenbrook is required to notify each Greenbrook Dissenting Shareholder, with a copy to Torys LLP, 79 Wellington Street West, 30th Floor, Box 270, TD South Tower, Toronto, Ontario, Canada M5K 1N2, Attention: Robbie Leibel, by e-mail at rleibel@torys.com, that the Greenbrook Arrangement Resolution has been adopted. Such notice is not required to be sent to any Greenbrook Shareholder who voted FOR the Greenbrook Arrangement Resolution or who has withdrawn its Dissent Notice.
A Greenbrook Dissenting Shareholder who has not withdrawn its Dissent Notice prior to the Greenbrook Meeting must then, within 20 days after receipt of notice that the Greenbrook Arrangement Resolution has been adopted, or if a Greenbrook Dissenting Shareholder does not receive such notice, within 20 days after learning that the Greenbrook Arrangement Resolution has been adopted, send to Greenbrook at 890 Yonge Street, 7th Floor, Toronto, Ontario, Canada, M4W 3P4, Attention: Peter Willett, by e-mail at pwillett@greenbrooktms.com with a copy to Torys LLP, 79 Wellington Street West, 30th Floor, Box 270, TD South Tower, Toronto, Ontario, Canada M5K 1N2, Attention: Robbie Leibel, by e-mail at rleibel@torys.com a written notice containing his or her name and address, the number of Dissent Shares, and a demand for payment of the fair value of such Greenbrook Shares (the “Demand for Payment”). Within 30 days after sending a Demand for Payment, a Greenbrook Dissenting Shareholder must send to Greenbrook at 890 Yonge Street, 7th Floor, Toronto, Ontario, Canada, M4W 3P4, certificates representing the Dissent Shares. Greenbrook will or will cause its transfer agent to endorse on the applicable certificate received from a Greenbrook Dissenting Shareholder a notice that the holder is a Greenbrook Dissenting Shareholder and will forthwith return such certificates to a Greenbrook Dissenting Shareholder.

Failure to strictly comply with the requirements set forth in section 185 of the OBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement, may result in the loss of any right to dissent. The execution or exercise of a proxy does not constitute a written objection for the purposes of subsection 185(6) of the OBCA.
After sending a Demand for Payment, a Greenbrook Dissenting Shareholder ceases to have any rights as a Greenbrook Shareholder in respect of its Dissent Shares other than the right to be paid the fair value of the Dissent Shares held by such Greenbrook Dissenting Shareholder, except where: (i) a Greenbrook Dissenting Shareholder withdraws its Dissent Notice before Greenbrook makes an offer to pay (an “Offer to Pay”), or (ii) Greenbrook fails to make an Offer to Pay and a Greenbrook Dissenting Shareholder withdraws the Demand for Payment, in which case a Greenbrook Dissenting Shareholder’s rights as a Greenbrook Shareholder will be reinstated as of the date of the Demand for Payment.
Pursuant to the Plan of Arrangement, in no case shall Neuronetics or Greenbrook or any other person be required to recognize any Greenbrook Dissenting Shareholder as holder of Greenbrook Shares in respect of which Dissent Rights have been validly exercised after the completion of the transfer under section 3.1(g) of the Plan of Arrangement, and the names of such Greenbrook Dissenting Shareholders shall be removed from the registers of holders of Greenbrook Shares at the same time as the event described in section 3.1(g) of the Plan of Arrangement occurs.
In addition to any other restrictions under section 185 of the OBCA, none of the following shall be entitled to exercise Dissent Rights: (i) Greenbrook Shareholders who vote or have instructed a proxyholder to vote such Greenbrook Shares for the Greenbrook Arrangement Resolution or who have not voted their Greenbrook Shares on the Greenbrook Arrangement Resolution; (ii) holders of Greenbrook Options, Greenbrook PSUs, Greenbrook RSUs, Greenbrook DSUs, and Greenbrook Warrants; and (iii) any person who is not a Registered Greenbrook Shareholder as of the Greenbrook Record Date.
Pursuant to the Plan of Arrangement, Greenbrook Dissenting Shareholders who are ultimately determined not to be entitled, for any reason, to be paid fair value for their Dissent Shares, shall be deemed to have participated in the Arrangement on the same basis as any Greenbrook Shareholder who is not a Greenbrook Dissenting Shareholder.
Greenbrook is required, not later than seven days after the later of the Effective Date or the date on which a Demand for Payment is received from a Greenbrook Dissenting Shareholder, to send to each Greenbrook Dissenting Shareholder who has sent a Demand for Payment, an Offer to Pay for its Dissent Shares in an amount considered by the Greenbrook Board to be the fair value of the Greenbrook Shares, accompanied by a statement showing the manner in which the fair value was determined. Every Offer to Pay for Greenbrook Shares of the same class must be on the same terms. Neuronetics must pay for the Dissent Shares of a Greenbrook Dissenting Shareholder within 10 days after an Offer to Pay has been accepted by a Greenbrook Dissenting Shareholder, but any such offer lapses if Greenbrook does not receive an acceptance within 30 days after the Offer to Pay has been made.
If Greenbrook fails to make an Offer to Pay for Dissent Shares, or if a Greenbrook Dissenting Shareholder fails to accept an Offer to Pay that has been made, Greenbrook may, within 50 days after the Effective Date or within such further period as a court may allow, apply to a court to fix a fair value for the Dissent Shares. If Greenbrook fails to apply to a court, a Greenbrook Dissenting Shareholder may apply to a court for the same purpose within a further period of 20 days or within such further period as a court may allow. A Greenbrook Dissenting Shareholder is not required to give security for costs in such an application.
If Greenbrook or a Greenbrook Dissenting Shareholder makes an application to a court, Greenbrook will be required to notify each affected Greenbrook Dissenting Shareholder of the date, place and consequences of the application and of its right to appear and be heard in person or by counsel. Upon an application to a court, all Greenbrook Dissenting Shareholders who have not accepted an Offer to Pay will be joined as parties and be bound by the decision of the court. Upon any such application to a court, the court may determine whether any person is a Greenbrook Dissenting Shareholder who should be joined as a party, and the court will then fix a fair value for the Dissent Shares of all Greenbrook Dissenting Shareholders. The final order of a court will be rendered against Greenbrook in favor of each Greenbrook Dissenting Shareholder for the amount of the fair value of its Dissent Shares as fixed by the court. The court may, in its discretion, allow a reasonable rate of interest on the amount payable to each Greenbrook Dissenting Shareholder from the Effective Date until the date of payment.

The foregoing is only a summary of the provisions of the OBCA regarding the rights of Greenbrook Dissenting Shareholders (as modified by the Plan of Arrangement, the Interim Order and the Final Order), which are technical and complex. Greenbrook Shareholders are urged to review a complete copy of section 185 of the OBCA attached as Appendix “H” to this Joint Proxy Statement/Circular, and those Greenbrook Shareholders who wish to exercise Dissent Rights are also advised to seek legal advice, as failure to comply strictly with the provisions of the OBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order, may result in the loss or unavailability of their Dissent Rights.
Depositary
Greenbrook and Neuronetics have retained the services of the Depositary for the receipt of the letters of transmittal and the certificates representing Greenbrook Shares and for the delivery of the Consideration for the Greenbrook Shares under the Arrangement. The Depositary will receive reasonable and customary compensation for its services in connection with the Arrangement, will be reimbursed for certain reasonable out-of-pocket expenses and will be indemnified against certain liabilities, including liabilities under securities laws and expenses in connection therewith.
Pro Forma Economic Ownership of the Combined Company
Upon completion of the transactions contemplated by the Arrangement Agreement, it is estimated that the Neuronetics Stockholders and Greenbrook Shareholders will own approximately 57% and 43%, respectively, on a fully diluted basis, of the outstanding economic interest in the Combined Company. Pursuant to the TL Conversion Agreement, the Madryn Parties have agreed to convert all of the outstanding amounts under the Greenbrook Credit Agreement and all of the Convertible Notes into Greenbrook Shares prior to the Effective Date. As a result, it is currently expected that (i) Madryn and its affiliates will own approximately 95.3% of the Greenbrook Shares immediately prior to closing of the Arrangement and will receive approximately 95.3% of the Consideration Shares being issued to Greenbrook Shareholders at closing of the Arrangement, subject to adjustment for any Interim Period Funding and other customary adjustments; and (ii) Madryn and its affiliates will own approximately 41.0% of the Neuronetics Shares following closing of the Arrangement.
Accounting Treatment
The acquisition of Greenbrook by Neuronetics is expected to be accounted for as a business combination in accordance with Accounting Standards Codification Topic 805-10, Acquisition of a Business, because the acquired set of assets and activities include a substantive process. Accordingly, the cost of the net assets is expected to be allocated to the acquired assets and assumed liabilities based upon their relative fair values at the Effective Time. The excess fair value of net assets acquired over the fair value of the stock consideration provided by Neuronetics is expected to be recognized as goodwill in Neuronetics’ balance sheets.
Description of Neuronetics Indebtedness
On July 25, 2024, Neuronetics entered into a Credit Agreement and Guaranty with Perceptive Credit Holdings IV, LP, (“Perceptive”), as collateral agent, and other lenders defined in the agreement (the “Perceptive Facility”) that replaced Neuronetics’ previous $60.0 million credit facility with SLR Investment Corp. (formerly known as Solar Capital Ltd.) (“Solar”, and such facility, the “Solar Facility”).
The Perceptive Facility permits Neuronetics to borrow up to an aggregate amount of $90.0 million in three tranches of term loans (a “Tranche 1 Loan”, a “Tranche 2 Loan” and a “Tranche 3 Loan”). On July 25, 2024, Neuronetics borrowed an aggregate amount of $50.0 million, which was the aggregate amount available under the Tranche 1 Loan portion of the Perceptive Facility. Under the Tranche 2 Loan portion of the Perceptive Facility, Neuronetics is permitted to borrow, at its election, up to an aggregate amount of $15.0 million, (i) upon Neuronetics achieving a specified amount of trailing twelve months net revenue, and (ii) assuming there has been no event of default under the Perceptive Facility prior to such election. The Tranche 2 Loan portion of the Perceptive Facility must be borrowed on or before December 31, 2025. Under the Tranche 3 Loan portion of the Perceptive Facility, Neuronetics may request to borrow, at the consent of the Majority Lenders (as defined in the Perceptive Facility), up to an aggregate amount of $25.0 million. The Tranche 3 Loan portion of the Perceptive Facility must be borrowed on or before June 30, 2026. All amounts borrowed under the Perceptive Facility are due on July 25, 2029.

Each of the Tranche 1 Loan, Tranche 2 Loan and Tranche 3 Loan accrues interest from the date of borrowing through the date of repayment at a floating per annum rate of interest equal to the sum of 7.00% plus the greater of (a) 4.50% and (b) One-Month Term SOFR (as defined in the Perceptive Facility). There will be no scheduled repayments of the principal on the Tranche 1 Loan, Tranche 2 Loan and Tranche 3 Loan prior to the maturity date.
If Neuronetics prepays either the Tranche 1 Loan, Tranche 2 Loan or Tranche 3 Loan prior to their scheduled maturity date, Neuronetics will also be required to pay prepayment fees to Perceptive equal to 6% of the principal amount of such term loan then-prepaid if prepaid on or before the first anniversary of the closing date, 5% of the principal amount of such term loan then-prepaid if prepaid after the first anniversary and on or before the second anniversary of the closing date, 4% of the principal amount of such term loan then-prepaid if prepaid after the second anniversary and on or before the third anniversary of the closing date, and 3% of the principal amount of such term loan then-prepaid if prepaid after the third anniversary and on or before the fourth anniversary of the closing date.
The Perceptive Facility restricts Neuronetics from acquisitions, except for Permitted Acquisitions (as defined in the Perceptive Facility), which among other items, requires at least fifteen (15) calendar days’ prior written notice of such Permitted Acquisition.
Neuronetics’ obligations under the Perceptive Facility are secured by a first priority security interest in substantially all of its assets, including its intellectual property. The Perceptive Facility requires Neuronetics to comply with certain financial covenants as well as customary affirmative and negative covenants.
The Perceptive Facility contains events of default, including, without limitation, events of default upon: (i) failure to make payment pursuant to the terms of the agreement; (ii) violation of covenants; (iii) material adverse changes to Neuronetics’ business; (iv) insolvency; (v) material cross-defaults; (vi) significant judgments, orders or decrees for payments by Neuronetics; (vii) incorrectness of representations and warranties; (viii) significant adverse ERISA events; (ix) failure by Neuronetics to be registered with the SEC and be in good standing; and (x) failure by Neuronetics to maintain a valid and perfected lien on the collateral securing the borrowing.
As consideration for the Perceptive Facility, Neuronetics agreed to issue to Perceptive warrants to purchase up to 1,462,500 Neuronetics Shares, with a warrant exercisable into 1,125,000 Neuronetics Shares issued on the closing date of the Perceptive Facility (the “Initial Warrant”). The per share exercise price for the Initial Warrant is equal to the lower of (x) the 10-day volume weighted average price of Neuronetics Shares on the business day immediately prior to the closing date of the Perceptive Facility on the business day immediately prior to the closing date and (y) the 10-day volume weighted average price of the Neuronetics Shares ended on August 31, 2024. In addition to the Initial Warrant, an additional warrant will be issued for 337,500 Neuronetics Shares concurrently with the borrowing of the Tranche 2 Loan. The per share exercise price for the additional warrant will be equal to the exercise price of the Initial Warrant. Each warrant will be exercisable, in whole or in part, until the tenth anniversary of the applicable date of issuance.

THE ARRANGEMENT AGREEMENT AND RELATED AGREEMENTS
The following is a summary of the principal terms of the Arrangement Agreement and related agreements. This summary does not purport to be complete and may not contain all of the information about the Arrangement Agreement or related agreements that is important to Greenbrook Shareholders and Neuronetics Stockholders. The rights and obligations of the parties are governed by the express terms and conditions of the Arrangement Agreement and the related agreements and not by this summary or any other information contained in this Joint Proxy Statement/Circular. This summary is qualified in its entirety by, in the case of the Arrangement Agreement, the complete text of the Arrangement Agreement, a copy of which is attached to this Joint Proxy Statement/Circular as Appendix “A” and is available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov, and in the case of the Plan of Arrangement, the complete text of the Plan of Arrangement, a copy of which is attached at Appendix “B” to this Joint Proxy Statement/Circular and is available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.
On August 11, 2024, Greenbrook entered into the Arrangement Agreement with Neuronetics, pursuant to which, subject to the terms and conditions set forth in the Arrangement Agreement, Neuronetics will acquire 100% of the issued and outstanding Greenbrook Shares pursuant to a plan of arrangement under section 182 of the OBCA. Upon completion of the Arrangement, Greenbrook Shareholders (other than in respect of Greenbrook Dissenting Shareholders) will receive 0.01149 of a Neuronetics Share for each Greenbrook Share held at the closing of the Arrangement, subject to adjustment for any Interim Period Funding and other customary adjustments prior to closing of the Arrangement.
The terms of the Arrangement Agreement were the result of arm’s length negotiation between Greenbrook and Neuronetics and their respective advisors.
Consideration and Consideration Shares
Arrangement Consideration
Upon the Effective Time, holders of Greenbrook Shares will be entitled to receive the Consideration pursuant to the Plan of Arrangement. The Exchange Ratio shall be the number, rounded down to the nearest five decimal places, that is equal to the quotient obtained when (a) 25,304,971 is divided by (b) the aggregate number of Greenbrook Shares issued and outstanding immediately prior to the Effective Time (including, for certainty, Greenbrook Shares issued pursuant to the Madryn Debt Conversion and issuance of Net Option Surrender Shares and Net Warrant Surrender Shares pursuant to the Plan of Arrangement), subject to certain adjustments set forth in the Arrangement Agreement.
Representations and Warranties
The Arrangement Agreement contains representations and warranties made by Greenbrook to Neuronetics, and by Neuronetics to Greenbrook, which are summarized below. These representations and warranties have been made by each party solely for the benefit of the other party and have been qualified by publicly available documents (excluding any disclosures that predictive, cautionary or forward-looking in nature) on EDGAR or SEDAR+, as applicable, and certain confidential disclosures that were made to the other party in connection with the negotiation of the Arrangement Agreement, which disclosures are not reflected in the Arrangement Agreement.
Moreover, information concerning the subject matter of the representations and warranties in the Arrangement Agreement were made as of specific dates specified therein and may have changed since the date of the Arrangement Agreement. For the foregoing reasons, you should not rely on the representations and warranties contained in the Arrangement Agreement as statements of factual information at the time they were made or otherwise.
The representations and warranties provided by Greenbrook in favor of Neuronetics relate to, among other things:
(a)	corporate organization, good standing and similar corporate matters, including the qualification to do business under applicable law;
(b)	corporate power and authority to enter into the Arrangement Agreement and perform its obligations thereunder;

(c)	due execution, delivery and enforceability of the Arrangement Agreement;
(d)	the absence of required government authorization to enter into the Arrangement Agreement;
(e)
the absence of conflicts with constating documents, breaches of contracts, liens upon assets and violations of applicable laws resulting from the execution, delivery and performance of the Arrangement Agreement and the consummation of the transactions contemplated thereby;

(f)	capitalization and equity securities;
(g)
the absence of any unanimous shareholders agreement or other similar arrangements or agreements relating to the ownership or voting of any of the securities of Greenbrook or of any of its subsidiaries;

(h)	ownership of subsidiaries and certain matters with respect to the subsidiaries;
(i)	Canadian and U.S. securities law matters;
(j)	timely filing of public documents and the absence of outstanding or unresolved comments with respect to public filings;
(k)	financial statements and financial reporting controls;
(l)	corporate records;
(m)	the auditors of Greenbrook;
(n)	the absence of undisclosed liabilities;
(o)	the absence of certain changes or events;
(p)	the absence of any long-term and derivative transactions;
(q)	the absence of any transactions with affiliates;
(r)	compliance with laws;
(s)	permits and authorizations;
(t)	material contracts;
(u)	title to and sufficiency of assets;
(v)	real property and personal property;
(w)	intellectual property;
(x)	the absence of any product liabilities;
(y)	computer systems and software;
(z)	data privacy and security and privacy laws;
(aa)	regulatory compliance;
(bb)	the absence of any restrictions on Greenbrook’s business;
(cc)	litigation matters;
(dd)	environmental matters;
(ee)	employment and labor matters;
(ff)	benefit and employee plan matters;
(gg)	insurance matters;
(hh)	tax matters;
(ii)	opinion of financial advisor;
(jj)	finder’s fees and other commissions;

(kk)	the absence of any collateral benefits to related parties of Greenbrook;
(ll)
the Greenbrook Special Committee and the Greenbrook Board’s determination that the Arrangement and the consideration to be received by the Greenbrook Shareholders are fair and authorization to enter into the Arrangement Agreement;

(mm)	the availability of funds to pay the Greenbrook Termination Fee;
(nn)	anti-money laundering, anti-terrorism and anti-corruption matters;
(oo)	customs and international trade matters; and
(pp)	Canadian competition and merger control matters.
The representations and warranties provided by Neuronetics in favor of Greenbrook relate to, among other things:
(a)	corporate organization, good standing and similar corporate matters, including the qualification to do business under applicable law;
(b)	corporate power and authority to enter into the Arrangement Agreement and perform its obligations thereunder;
(c)	due execution, delivery and enforceability of the Arrangement Agreement;
(d)	the absence of required government authorization to enter into the Arrangement Agreement;
(e)
the absence of conflicts with constating documents, breaches of contracts, liens upon assets and violations of applicable laws resulting from the execution, delivery and performance of the Arrangement Agreement and the consummation of the transactions contemplated thereby;

(f)	capitalization and equity securities;
(g)
the absence of any unanimous shareholders agreement or other similar arrangements or agreements relating to the ownership or voting of any of the securities of Neuronetics or of any of its subsidiaries;

(h)	ownership of subsidiaries and certain matters with respect to the subsidiaries;
(i)	U.S. securities law matters;
(j)	timely filing of public documents and the absence of outstanding or unresolved comments with respect to public filings;
(k)	financial statements and financial reporting controls;
(l)	corporate records;
(m)	the auditors of Neuronetics;
(n)	the absence of undisclosed liabilities;
(o)	the absence of certain changes or events;
(p)	the absence of any long-term and derivative transactions;
(q)	the absence of any transactions with affiliates;
(r)	compliance with laws;
(s)	permits and authorizations;
(t)	material contracts;
(u)	title to and sufficiency of assets;
(v)	real property and personal property;
(w)	intellectual property;
(x)	the absence of any product liabilities;

(y)	computer systems and software;
(z)	data privacy and security and privacy laws;
(aa)	regulatory compliance;
(bb)	the absence of any restrictions on Neuronetics’ business;
(cc)	litigation matters;
(dd)	environmental matters;
(ee)	employment and labor matters;
(ff)	benefit and employee plan matters;
(gg)	insurance matters;
(hh)	tax matters;
(ii)	opinion of financial advisor;
(jj)	finder’s fees and other commissions;
(kk)	Neuronetics Board’s determination that the Arrangement is in the best interests of Neuronetics’ and Neuronetics Stockholders;
(ll)	the availability of funds to pay the Neuronetics Termination Fee;
(mm)	the due authorization and issuance of the Consideration Shares;
(nn)	anti-money laundering, anti-terrorism and anti-corruption matters;
(oo)	customs and international trade matters; and
(pp)	Canadian merger control matters.
The representations and warranties of Greenbrook and Neuronetics contained in the Arrangement Agreement will not survive the completion of the Arrangement and will expire and be terminated on the earlier of the Effective Time and the date on which the Arrangement Agreement is terminated in accordance with its terms. Notwithstanding the termination of the Arrangement Agreement, no party will be relieved or released from any liabilities or damages arising out of its willful breach of any provision of the Arrangement Agreement.
“Material Adverse Effect” means, in relation to any party to the Arrangement Agreement, any event, change, occurrence, effect or state of facts that, individually or in the aggregate with other events, changes, occurrences, effects or states of facts is, or would reasonably be expected to be, material and adverse to the business, operations, results of operations, properties, assets, liabilities (contingent or otherwise) or financial condition of a party and its subsidiaries taken as a whole; provided that no event, change, occurrence, effect or state of facts shall be deemed to constitute, nor shall any of the foregoing be taken into account in determining whether there has been a Material Adverse Effect, to the extent that such event, change, occurrence, effect or state of facts results from or arises out of:
(a)	any change or development generally affecting the industry in which a party or its subsidiaries operate;
(b)
any change or development in political conditions (including any act of terrorism or sabotage or any outbreak of hostilities or war or any escalation or worsening thereof) or any natural disaster in Canada, the United States, and in respect of Neuronetics only, other countries in which Neuronetics has material operations or globally;

(c)
any change in general economic, business or regulatory conditions or in financial, credit, currency or securities markets in Canada, the United States, and in respect of Neuronetics only, other countries in which Neuronetics has material operations or globally;

(d)
any adoption, proposed implementation or change in applicable law or any interpretation or application (or non-application) thereof by any governmental entity, or that result from any action taken for the purpose of complying with any of the foregoing;

(e)
any change in IFRS or U.S. GAAP, as applicable, or changes in applicable regulatory accounting requirements applicable to the industries in which it conducts business, or that result from any action taken for the purpose of complying with any of the foregoing;

(f)
the execution, announcement, pendency, performance or existence of the Arrangement Agreement or the consummation of the transactions contemplated herein (provided that this clause shall not apply to any representation or warranty in the Arrangement Agreement to the extent the purpose of such representation or warranty is to expressly address the consequences resulting from the execution and delivery of the Arrangement Agreement or the consummation of the transactions contemplated therein);

(g)	compliance with the terms of, or the taking of any actions expressly required by, the Arrangement Agreement;
(h)	any actions taken which are required by law or which Neuronetics or Greenbrook, as applicable, has requested or consented to in writing;
(i)
any failure by a party to meet any analysts’ estimates or expectations of such person’s revenue, earnings or other financial performance or results of operations for any period, or any failure by such party or any of its subsidiaries to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the facts or occurrences giving rise to or contributing to such failures may constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect);

(j)
any change in the market price or trading volume of any securities of such party (it being understood, without limiting the applicability of paragraphs (a) through (i), that the causes underlying such changes in market price or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred), or any suspension of trading in securities generally or on any securities exchange on which any securities of such party trade; or

(k)
certain matters expressly disclosed Section 1.1(ii) of the disclosure letter dated August 11, 2024 executed and delivered by Greenbrook and Neuronetics in connection with the execution of the Arrangement Agreement (the “Greenbrook Disclosure Letter”); except, however to the extent such effects directly or indirectly resulting from, arising out of, attributable to or related to the matters described in the foregoing clauses (a), (b), (c) (d) or (e) disproportionately adversely affect such person and its subsidiaries, taken as a whole, as compared to other companies operating in the industry in which such party operates.

Covenants
General
In the Arrangement Agreement, each of Greenbrook and Neuronetics has agreed to certain covenants, including customary covenants relating to the operation of their respective businesses in the ordinary course, and to use commercially reasonable efforts to satisfy the conditions precedent to their respective obligations under the Arrangement Agreement and the Plan of Arrangement, as described below.
Greenbrook Interim Covenants Regarding Conduct of Business
The Arrangement Agreement includes a general covenant by Greenbrook in favor of Neuronetics that during the period from the date of the Arrangement Agreement until the earlier of the Effective Date and the time that the Arrangement Agreement is terminated in accordance with its terms, except: (i) as disclosed in the Greenbrook Disclosure Letter; (ii) as expressly permitted or required by the Arrangement Agreement; (iii) as required by applicable law or a governmental entity, or (iv) unless Neuronetics otherwise agrees in writing: (a) Greenbrook will, and will cause its subsidiaries to, in all material respects conduct its and their respective businesses only in, and not take any action except in, the ordinary course of business consistent with past practice; and (b) Greenbrook will, and will cause its subsidiaries to, use commercially reasonable efforts to preserve intact its and their present business organization, goodwill, business relationships and assets and to keep available the services of its and their officers and employees as a group.

Without limiting the generality of the foregoing, Greenbrook will not, and will cause each of its subsidiaries not to, during the period from the date of the Arrangement Agreement until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, directly or indirectly:
(a)	amend or propose to amend its articles, by-laws or other constating documents, including shareholders agreements, partnership agreements or similar agreements or those of its subsidiaries;
(b)
declare, set aside, or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any Greenbrook Shares, except for (A) any such action solely between or among Greenbrook and its subsidiaries or between or among subsidiaries of Greenbrook or (B) other cash dividends for which the Exchange Ratio is adjusted pursuant to the terms of the Arrangement Agreement;

(c)
issue, sell, grant, award, pledge, dispose of or otherwise encumber or agree to issue, sell, grant, award, pledge, dispose of or otherwise encumber any Greenbrook Shares or other equity or voting interests or any options, stock appreciation rights, warrants, calls, conversion or exchange privileges or rights of any kind to acquire (whether on exchange, exercise, conversion or otherwise) any Greenbrook Shares or other equity or voting interests or other securities or any shares of its subsidiaries (including, for greater certainty, Greenbrook Equity Awards (as defined in the Arrangement Agreement) or any other equity based awards), other than (A) pursuant to the Madryn Debt Conversion and (B) pursuant to the exercise or settlement (as applicable) of Greenbrook Equity Awards that are outstanding as of the date of the Arrangement Agreement in accordance with their terms;

(d)	split, combine or reclassify any of the Greenbrook Shares or the securities of any of its subsidiaries;
(e)
redeem, purchase, or otherwise acquire or offer to redeem, purchase or otherwise acquire Greenbrook Shares or other securities of Greenbrook or any securities of its subsidiaries other than in connection with the exercise or settlement of Greenbrook Options, Greenbrook PSUs, Greenbrook RSUs and Greenbrook DSUs pursuant to their terms;

(f)	amend the terms of any securities of Greenbrook or any of its subsidiaries;
(g)
other than as disclosed in the Greenbrook Disclosure Letter, adopt or propose a plan of liquidation or resolutions providing for the liquidation or dissolution of Greenbrook or any of its subsidiaries;

(h)	reorganize, amalgamate or merge Greenbrook or its subsidiaries with any other person;
(i)
sell, pledge, lease, dispose of, mortgage, license, encumber or otherwise transfer or agree to sell, pledge, lease, dispose of, mortgage, license, encumber or otherwise transfer any assets of Greenbrook or any of its subsidiaries or any interest in any assets of Greenbrook or any of its subsidiaries, other than: (i) sales and dispositions of obsolete equipment and other inventories, in each case, only in the ordinary course of business; or (ii) encumbrances and liens that are permitted liens under the Arrangement Agreement;

(j)
(i) acquire (by merger, consolidation, acquisition of stock or assets or otherwise), or agree to acquire, directly or indirectly, in one transaction or in a series of related transactions, any other person; (ii) make any investment or agree to make any investment, directly or indirectly, in one transaction or in a series of related transactions, either by purchase of shares or securities, contributions of capital or otherwise (other than to wholly-owned subsidiaries); or (iii) purchase of any property or assets of any other person;

(k)
incur any capital expenditures or enter into any agreement obligating Greenbrook or its subsidiaries to provide for future capital expenditures, other than capital expenditures disclosed in the Greenbrook Disclosure Letter;

(l)	make any changes in financial accounting methods, principles, policies or practices, except as required, in each case, by U.S. GAAP or by applicable law;
(m)	reduce the stated capital of the Greenbrook Shares or the shares of any of its subsidiaries;
(n)
(i) incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Greenbrook or any of its subsidiaries, guarantee any debt securities of another person, enter into any “keep well”

or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, except for borrowings under credit facilities in effect as of the date of the Arrangement Agreement or borrowings under facilities entered into between two wholly-owned subsidiaries of Greenbrook; or (ii) make any loans, advances or capital contributions to, or investments in, any other person, other than to any of its subsidiaries in the ordinary course of business or to Greenbrook or any of its subsidiaries;
(o)
pay, discharge, settle, satisfy, compromise, waive, assign or release any claims, rights, liabilities or obligations (including any litigation, proceeding or investigation by any person) other than: (i) the payment, discharge or satisfaction, in the ordinary course of business, of liabilities reflected or reserved against in Greenbrook’s financial statements (or in those of any of its subsidiaries) or incurred in the ordinary course of business; or (ii) payment of any fees related to the Arrangement;

(p)
enter into any agreement that, if entered into prior to the date of the Arrangement Agreement, would have been a Greenbrook Material Contract (as defined in the Arrangement Agreement), or modify, amend in any material respect, transfer or terminate any Greenbrook Material Contract, or waive, release, or assign any material rights or claims thereto or thereunder (other than any contract with Madryn or its affiliates or any contract relating to dispute or litigation settlement which shall not in each case be terminated, modified, amended, waived, released or assigned in any respect);

(q)
enter into or terminate any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or other financial instruments or like transaction, other than in the ordinary course of business consistent with Greenbrook’s financial risk management policy;

(r)	materially change the business carried on by Greenbrook and its subsidiaries, as a whole;
(s)
except as required by the terms of Greenbrook’s benefit plans in effect on the date of the Arrangement Agreement or as disclosed in the Greenbrook Disclosure Letter, among other things: (i) grant, accelerate, or increase any severance, change of control or termination pay to (or amend any existing arrangement relating to the foregoing with) any director, officer or employee of Greenbrook or any of its subsidiaries; (ii) increase the coverage, contributions, funding requirements or benefits available under Greenbrook’s benefit plans (other than any such increase that could not reasonably be expected to result in a material liability to Greenbrook) or create any new plan which would be considered to be a benefit plan of Greenbrook once created; (iii) grant any increase in the rate of wages, salaries, bonuses or other remuneration payable to any director, officer, employee or consultant of Greenbrook or any of its subsidiaries, except for base salary increases for employees (other senior employees of Greenbrook) in the ordinary course of business; (iv) make any determination under any of Greenbrook’s benefit plans that is not in the ordinary course of business and could reasonably be expected to result in a material liability to Greenbrook; (v) establish, adopt, enter into, amend or terminate any collective bargaining agreement or benefit plan of Greenbrook (other than any amendment to ensure the intended tax treatment of the applicable benefit plan); or (vi) take any action to effect any of the foregoing;

(t)
hire any senior employee (other than to fill a vacancy) or terminate the employment of any senior employee of Greenbrook, except for cause (provided that Greenbrook shall immediately notify Neuronetics in writing upon such hiring to fill a vacancy or such termination for cause);

(u)
take any action or fail to take any action which action or failure to act would reasonably be expected to cause any governmental entities to institute proceedings for the suspension of, or the revocation or limitation of rights under, any material authorizations necessary to conduct its businesses as now conducted, and use its commercially reasonable efforts to maintain such authorizations;

(v)
enter into an agreement that could result in the payment by Greenbrook or any of its subsidiaries of a finder’s fee, success fee or other similar fee in connection with the Arrangement or the other transactions contemplated in the Arrangement Agreement, provided that the foregoing shall not prohibit Greenbrook from entering into an agreement with any dealer and proxy solicitation services firm for purposes of soliciting proxies in connection with the Arrangement;

(w)
(i) sell, transfer, assign or dispose of any right in any material intellectual property, (ii) other than non-exclusive licenses in the ordinary course of business that are terminable by Greenbrook without any consent, penalty or payment, lease or grant a license of any right in any intellectual property or (iii) assign or grant a license of any material right in any other intellectual property owned by Greenbrook;

(x)
(i) waive, amend or voluntarily terminate any inbound license in favor of Greenbrook with respect to any material intellectual property (other than licenses of commercial off-the-shelf software with total annual license, maintenance, support and other fees not in excess of $200,000 in the aggregate per vendor); or (ii) amend any contract with respect to the use of any material intellectual property;

(y)
(i) waive or materially amend (except in the course of using reasonable efforts to prosecute intellectual property owned by Greenbrook) Greenbrook’s rights in or to any material intellectual property owned by Greenbrook that is registered or the subject of an application for registration; or (ii) fail to use reasonable efforts to prosecute or maintain any material intellectual property owned by Greenbrook that is registered or the subject of an application for registration, in each case, in the name of Greenbrook or one of its subsidiaries; or

(z)
(i) waive, release, amend or condition any non-compete, non-solicit, non-disclosure, confidentiality or other restrictive covenant owed to Greenbrook or its subsidiaries; or (ii) enter into any contract which creates any non-competition or material non-solicit obligations for Greenbrook or any of its subsidiaries.

Greenbrook will use all commercially reasonable efforts to cause its current insurance (or re-insurance) policies maintained by Greenbrook or any of its subsidiaries not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and reinsurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect; provided that, subject to the terms of the Arrangement Agreement, neither Greenbrook nor any of its subsidiaries shall obtain or renew any insurance (or re-insurance) policy for a term exceeding 12 months;
Greenbrook and each of its subsidiaries will:
(a)
not take any action inconsistent with past practice relating to the filing of any tax return or the withholding, collecting, remitting and payment of any tax, except as may be required by applicable laws (as determined in good faith consultation with Neuronetics);

(b)
not amend any tax return or change any of its methods of reporting income, deductions or accounting for tax purposes from those employed in the preparation of its most recently filed tax returns, except as may be required by applicable laws (as determined in good faith consultation with Neuronetics);

(c)
not make, change or revoke any material election relating to taxes, other than any election that has yet to be made in respect of any event or circumstance occurring prior to the date of the Arrangement Agreement and which will be made in a manner consistent with the past practice of Greenbrook and its subsidiaries, as applicable;

(d)
not enter into any tax sharing, tax allocation, tax related waiver or tax indemnification agreement, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of taxes;

(e)	not settle (or offer to settle) any material tax claim, audit, proceeding or re-assessment;
(f)	not make a request for a tax ruling to any governmental entity;
(g)
keep Neuronetics reasonably informed, on a current basis, of any events, discussions, notices or changes with respect to any tax investigation (other than ordinary course communications which could not reasonably be expected to be material to Greenbrook and its subsidiaries, taken as a whole); and

(h)	not make any “investments” (as defined for purposes of section 212.3 of the Tax Act) in any corporation that is a “foreign affiliate” of Greenbrook and/or any of its subsidiaries (including, for greater certainty, an indirect investment described in paragraph 212.3(10)(f) of the Tax Act), except to the extent that such investment is made in the ordinary course of business in accordance with spending plans pre-dating the signing of the Arrangement Agreement.
Greenbrook will, and will cause each of its subsidiaries to, during the period from the date of the Arrangement Agreement until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, in each case to the extent reasonably practicable and permitted under applicable law:
(a)
consult with Neuronetics in connection with any proposed meeting with any Healthcare Regulatory Authority (as defined in the Arrangement Agreement) relating to services provided by, or proposed to be provided by, Greenbrook;

(b)
inform Neuronetics within 2 business days following receipt of any material communication (written or oral) with or from any Healthcare Regulatory Authority relating to services provided by, or proposed to be provided by, Greenbrook;

(c)
promptly inform Neuronetics of, and provide Neuronetics with a reasonable opportunity to review, any material filing proposed to be made by or on behalf of Greenbrook or any of its subsidiaries, and any material correspondence or other material communication proposed to be submitted or otherwise transmitted, to any Healthcare Regulatory Authority by or on behalf of Greenbrook or any of its subsidiaries, in each case relating to services provided by, or proposed to be provided by, Greenbrook; and

(d)
promptly inform Neuronetics and provide Neuronetics with a reasonable opportunity to comment, in each case, prior to making any material change to any study, protocol, trial, manufacturing plan or development timeline relating to services provided by, or proposed to be provided by, Greenbrook, except where such change must be made in less than 3 business days when (i) required by law or a governmental entity; or (ii) deemed necessary or advisable by an ethics board.

Greenbrook will, and will cause each of its subsidiaries to, during the period from the date of the Arrangement Agreement until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms (i) continue to pay, discharge or satisfy its respective liabilities and payables incurred in the ordinary course of business consistent with past practice; and (ii) maintain Greenbrook Payables Days Outstanding (as defined in the Arrangement Agreement) to a number of days that shall not exceed 71 days on any given business day, and upon reasonable request from time to time, Greenbrook shall provide evidence reasonably satisfactory to Neuronetics regarding the compliance of the foregoing covenant.
Furthermore, Greenbrook shall not authorize, agree to, propose, enter into or modify any contract to do any of the matters prohibited by the other subsections of the foregoing paragraphs or resolve to do so.
Neuronetics Interim Covenants Regarding Conduct of Business
The Arrangement Agreement includes a general covenant by Neuronetics in favor of Greenbrook that during the period from the date of the Arrangement Agreement until the earlier of the Effective Date and the time that the Arrangement Agreement is terminated in accordance with its terms, except as set out in the disclosure letter dated August 11, 2024 executed and delivered by Neuronetics to Greenbrook in connection with the execution of the Arrangement Agreement, as expressly required by the Arrangement Agreement, as required by applicable law or a governmental entity, or unless Greenbrook otherwise consents in writing: (a) Neuronetics will, and will cause its subsidiaries to, in all material respects conduct its and their respective businesses only in, and not take any action except in, the ordinary course of business consistent with past practice; and (b) Neuronetics will, and will cause its subsidiaries to, use commercially reasonable efforts to preserve intact its and their present business organization, goodwill, business relationships and assets and to keep available the services of its and their officers and employees as a group. Without limiting the generality of the foregoing, Neuronetics will not, and will not cause each of its subsidiaries not to, during the period from the date of the Arrangement Agreement until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, directly or indirectly:
(a)	amend the constating documents of Neuronetics or those of its subsidiaries;
(b)
declare, set aside, or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any Neuronetics Shares, except for any such action solely between or among Neuronetics and its subsidiaries or between or among subsidiaries of Neuronetics;

(c)
issue, sell, grant, award, pledge, dispose of or otherwise encumber or agree to issue, sell, grant, award, pledge, dispose of or otherwise encumber any Neuronetics Shares or other equity or voting interests or any options, stock appreciation rights, warrants, calls, conversion or exchange privileges or rights of any kind to acquire (whether on exchange, exercise, conversion or otherwise) any Neuronetics Shares or other equity or voting interests or other securities of any shares of its subsidiaries (including, for greater certainty, Neuronetics Equity Awards (as defined in the Arrangement Agreement) or any other equity based awards), other than (A) pursuant to the exercise or settlement (as applicable) of Neuronetics Equity Awards in accordance with their terms (as such terms are disclosed in the Neuronetics Public Documents (as defined in the Arrangement Agreement)), (B) grants of Neuronetics Equity Awards in the ordinary course of business consistent with past practice and (C) any such action solely between or among Neuronetics and its subsidiaries or between or among subsidiaries of Neuronetics;

(d)
(A) split, combine or reclassify any of the (as such terms are disclosed in the Neuronetics Public Documents), (B) grants of Neuronetics Equity Awards in the ordinary course of business consistent with past practice and (C) any such action solely between or among Neuronetics and its subsidiaries or between or among subsidiaries of Neuronetics Shares or the securities of any of its subsidiaries;

(e)
redeem, purchase, or otherwise acquire or offer to purchase or otherwise acquire Neuronetics Shares or other securities of Greenbrook or any securities of Neuronetics, other than (A) ordinary course purchases of Neuronetics Shares made in the public markets and at the prevailing market price and (B) purchases of Neuronetics Shares in satisfaction of the payment of the exercise price or tax withholdings upon the exercise or vesting of Neuronetics Equity Awards;

(f)	amend the terms of any securities of Neuronetics;
(g)	adopt or propose a plan of liquidation or resolutions providing for the liquidation or dissolution of Neuronetics;
(h)	reorganize, amalgamate or merge Greenbrook or any of its subsidiaries with any other person;
(i)	make any changes in financial accounting methods, principles, policies or practices, except as required, in each case, by U.S. GAAP or by applicable law;
(j)	reduce the stated capital of the Neuronetics Shares or the shares of any of its subsidiaries;
(k)
sell, pledge, lease, dispose of, mortgage, license, encumber or otherwise transfer or agree to sell, pledge, lease, dispose of, mortgage, license, encumber or otherwise transfer any material assets of Neuronetics or any of its subsidiaries or any interest in any assets of Neuronetics or any of its subsidiaries, other than: (i) in the ordinary course of business consistent with past practice; (ii) encumbrances and liens that are permitted liens under the Arrangement Agreement; or (iii) any such action solely between or among Neuronetics and its subsidiaries or between or among subsidiaries of Neuronetics; or

(l)	materially change the business carried on by Neuronetics and its subsidiaries, taken as a whole.
Furthermore, Neuronetics shall not authorize, agree to, propose, enter into or modify any contract to do any of the matters prohibited by the other subsections of the foregoing paragraphs or resolve to do so.
Covenants Relating to the Consideration Shares
Neuronetics will notify Nasdaq by the Effective Time of the issuance of the Consideration Shares and the other transactions contemplated pursuant to the Arrangement and the Arrangement Agreement, and will confirm to Greenbrook that Nasdaq has completed its review thereof, and has not raised any objections thereto, prior to the Effective Time. Greenbrook will use its commercially reasonable efforts to cooperate with Neuronetics in connection with the foregoing, including by providing information reasonably requested by Neuronetics in connection therewith.

Mutual Covenants Relating to the Arrangement
Each of Greenbrook and Neuronetics further covenanted and agreed that, subject to the terms and conditions of the Arrangement Agreement, during the period from the date of the Arrangement Agreement until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms:
(a)
it will use its commercially reasonable efforts to, and shall cause its subsidiaries to use all commercially reasonable efforts to, satisfy (or cause the satisfaction of) the conditions precedent to its obligations set forth in Article 6 of the Arrangement Agreement to the extent the same is within its control and to take, or cause to be taken, all other action and to do, or cause to be done, all other things necessary, proper or advisable under all applicable laws to complete the Arrangement, including using its commercially reasonable efforts to promptly: (i) obtain all necessary waivers, consents and approvals required to be obtained by it from parties to Greenbrook Material Contracts or Neuronetics Material Contracts (each as defined in the Arrangement Agreement), as the case may be; (ii) obtain all necessary and material authorizations as are required to be obtained by it or any of its subsidiaries under applicable laws; (iii) fulfill all conditions and satisfy all provisions of the Arrangement Agreement and the Arrangement, including delivery of the certificates of their respective officers contemplated, as applicable, by Article 6 of the Arrangement Agreement; and (iv) co-operate with the other party in connection with the performance by it and its subsidiaries of their obligations under the Arrangement Agreement;

(b)
it will not take any action, shall refrain from taking any action, and shall not permit any action to be taken or not taken, which is inconsistent with the Arrangement Agreement or which would reasonably be expected to, individually or in the aggregate, prevent, materially impede or materially delay the consummation of the Arrangement or the other transactions contemplated by the Arrangement Agreement including, for the avoidance of doubt, the taking of any action or the entering into of any transaction, including any merger, acquisition, joint venture, disposition, lease or contract that would reasonably be expected to prevent, delay or impede the obtaining of, or increase the risk of not obtaining, any Regulatory Approval (as defined in the Arrangement Agreement) or otherwise prevent, delay or impede the consummation of the transactions contemplated by the Arrangement Agreement;

(c)
it will use commercially reasonable efforts to: (i) defend all lawsuits or other legal, regulatory or other proceedings against itself or any of its subsidiaries challenging or affecting the Arrangement Agreement or the consummation of the transactions contemplated thereby; (ii) appeal, overturn or have lifted or rescinded any injunction or restraining order or other order, including orders, relating to itself or any of its subsidiaries which may materially adversely affect the ability of the parties to consummate the Arrangement; and (iii) appeal or overturn or otherwise have lifted or rendered non-applicable in respect of the Arrangement, any law that makes consummation of the Arrangement illegal or otherwise prohibits or enjoins Greenbrook or Neuronetics from consummating the Arrangement; and

(d)
it will carry out the terms of the Interim Order and Final Order applicable to it and use commercially reasonable efforts to comply promptly with all requirements which applicable laws may impose on it or its subsidiaries or affiliates with respect to the transactions contemplated hereby.

Each party will promptly inform the other party of:
(a)	any Material Adverse Effect in respect of the informing party;
(b)
any material notice or other communication from any person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such person is required in connection with the Arrangement Agreement or the Arrangement;

(c)
any material notice or other communication from any person to the effect that such person is terminating or otherwise materially adversely modifying its relationship with the informing party as a result of the Arrangement Agreement or the Arrangement; and

(d)
any material legal proceeding commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the informing party, its subsidiaries or the transactions contemplated by the Arrangement Agreement.

Access to Information and Confidentiality
From the date of the Arrangement Agreement until the earlier of the Effective Time and the termination of the Arrangement Agreement pursuant to its terms, subject to compliance with applicable laws, each of Neuronetics and Greenbrook will, and will cause its representatives to, afford to the other and its representatives such access as the other party may reasonably require at all reasonable times, to its officers, employees, agents, properties, books, records and contracts, and will furnish the other party with all data and information as it may reasonably request; provided that the party furnishing data or information (the “Furnishing Party”) will not be required to (or to cause any of the Furnishing Party’s subsidiaries to) afford such access or furnish such information to the extent that the Furnishing Party believes, in its reasonable good faith judgment, that doing so would (A) result in the loss of attorney-client, work product or other privilege, (B) result in the disclosure of any trade secrets of third parties or violate any obligations of the Furnishing Party or any of the Furnishing Party’s subsidiaries with respect to confidentiality to any third party, or otherwise breach, contravene or violate any such effective contract to which the Furnishing Party or any subsidiary of the Furnishing Party is a party or (C) breach, contravene or violate any applicable law; provided that the Furnishing Party shall use its reasonable best efforts to cause such information to be provided in a manner that would not violate the foregoing.
Neuronetics and Greenbrook acknowledged and agreed that information furnished pursuant to the foregoing paragraph shall be subject to the terms and conditions of the Confidentiality Agreement (as defined in the Arrangement Agreement). Any such investigation by a party and its representatives shall not mitigate, diminish or affect the representations and warranties of the other party contained in the Arrangement Agreement or any document or certificate given pursuant thereto.
Insurance and Indemnification
Prior to the Effective Time, Greenbrook will purchase customary “tail” policies of directors’ and officers’ liability insurance from a reputable and financially sound insurance carrier and containing terms and conditions no less favorable in the aggregate to the protection provided by the policies maintained by Greenbrook and its subsidiaries which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Time and Greenbrook will and will cause its subsidiaries to, maintain such “tail” policies in effect without any reduction in scope or coverage for six years from the Effective Time; provided, that Greenbrook and its subsidiaries will not be required to pay any amounts in respect of such coverage prior to the Effective Time and provided further that the cost of such policies shall not exceed 300% of Greenbrook’s current annual aggregate premium for policies currently maintained by Greenbrook or its subsidiaries.
Greenbrook will also, and will also cause its subsidiaries to, honor all rights to indemnification or exculpation now existing in favor of present and former employees, officers and directors of Greenbrook and its subsidiaries under law and under the articles or other constating documents of Greenbrook and/or its subsidiaries or under any agreement or contract of any indemnified person with Greenbrook or with any of its subsidiaries, and acknowledges that such rights shall survive the completion of the Plan of Arrangement, and, to the extent within the control of Greenbrook, Greenbrook shall ensure that the same will not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such indemnified person and shall continue in full force and effect in accordance with their terms for a period of not less than six years from the Effective Date.
Neuronetics Facility Amendment
Neuronetics will use reasonable best efforts to take or cause to be taken all actions and to do, or cause to be done, all things necessary, proper or advisable to enter into an amendment to the Neuronetics Credit Agreement (as defined in the Arrangement Agreement), which amendment shall provide for the consent to the transactions contemplated in the Arrangement Agreement and an increase in borrowings of up to $75 million (together, the “Neuronetics Facility Amendment”) by no later than the Effective Date. If the Neuronetics Facility Amendment becomes unavailable for any reason whatsoever, Neuronetics shall use reasonable best efforts to arrange and obtain alternative debt financing that provides for aggregate borrowings of up to $75 million by no later than the Effective Date (the “Neuronetics Alternative Facility”).
Greenbrook will use reasonable best efforts to provide, and to cause each of its subsidiaries and each of their respective representatives to provide, such cooperation as may be reasonably requested by Neuronetics in connection with the Neuronetics Facility Amendment, the Neuronetics Alternative Facility and any other borrowing or an issuance of debt by Neuronetics and/or any liability management transaction (including, without limitation, any exchange offers, consent solicitations or tender offers). Neuronetics will reimburse Greenbrook for all reasonable out-of-pocket costs or expenses incurred by Greenbrook and its subsidiaries in connection with the foregoing cooperation.
Greenbrook Debt Conversion
Greenbrook will use its reasonable best efforts to take actions within its control to facilitate the conversion of the indebtedness owing under the Greenbrook Credit Agreement or otherwise into fully paid and non-assessable Greenbrook Shares in accordance with the TL Conversion Agreement so as to cause such converted Greenbrook Shares held by Madryn and its affiliates to, at the Effective Time, participate in the Arrangement for the Consideration.
The Madryn Debt Conversion shall be on terms and conditions satisfactory to Neuronetics, acting reasonably (it being understood that the definitive agreement in respect of the Madryn Debt Conversion shall be reasonably satisfactory to Neuronetics if it provides that the receipt of converted Greenbrook Shares by Madryn shall be in full satisfaction of the entire indebtedness amount outstanding under the Greenbrook Credit Agreement and Madryn executes a payoff letter in customary form that provides for confirmation of payment in full, release of all liens on assets of Greenbrook and termination of, and full and final release of Greenbrook’s obligations and liabilities under, the Greenbrook Credit Agreement).
Greenbrook will use its reasonable best efforts to take actions within its control to facilitate: (i) the conversion of the entire remaining outstanding principal amount, together with any accrued and unpaid interest thereon and any fees owed thereunder of all of the Convertible Notes (other than the Convertible Notes held by Madryn) by each of the holders thereof (other than Madryn) into fully paid and non-assessable Greenbrook Shares in accordance with the applicable definitive agreement in respect of the Convertible Note Conversion (as defined below) so as to cause such converted Greenbrook Shares held by such holders to, at the Effective Time, participate in the Arrangement for the Consideration; and (ii) the conversion of the entire remaining outstanding principal amount, with any accrued and unpaid interest thereon cancelled without any payment, of all of the Convertible Notes held by Madryn into fully paid and non-assessable Greenbrook Shares in accordance with the applicable definitive agreement dated the date of the Arrangement Agreement in respect of the Convertible Note Conversion so as to cause such converted Greenbrook Shares held by Madryn to, at the Effective Time, participate in the Arrangement for the Consideration (together, the “Convertible Note Conversion”, and together with Madryn Debt Conversion, the “Greenbrook Debt Conversion”). The Convertible Note Conversion shall be on terms and conditions satisfactory to Neuronetics, acting reasonably (it being understood that each definitive agreement in respect of the Convertible Note Conversion shall be reasonably satisfactory to Neuronetics if it provides that the receipt of converted Greenbrook Shares by such holder shall be in full satisfaction of the entire indebtedness amount outstanding under the Convertible Notes held by such holder and such holder executes a payoff letter in customary form that provides for confirmation of payment in full and termination of, and full and final release of Greenbrook’s obligations and liabilities under, the Convertible Notes).
Within fourteen days following the execution of the Arrangement Agreement, Greenbrook was required to provide Neuronetics and its advisors with all necessary and relevant information, documents, and data reasonably requested by Neuronetics and its advisors to assess the tax considerations and potential tax liabilities associated with the Greenbrook Debt Conversion (the “Tax Information”). Greenbrook was required to cooperate fully with Neuronetics and its advisors in providing the Tax Information and shall promptly respond to any further inquiries or requests for clarification from Neuronetics and its advisors. Greenbrook shall also make available, upon reasonable request, any personnel or advisors who have relevant knowledge concerning the Tax Information. Neuronetics agreed that all Tax Information provided by Greenbrook shall be treated as confidential and used solely for the purpose of assessing the tax considerations and potential tax liabilities associated with the Greenbrook Debt Conversion.
Employment and Benefit Arrangements
For a period of no less than twelve months following the Effective Date (but not beyond the date of the applicable employee’s termination of employment), Neuronetics will provide (or cause an affiliate of Neuronetics (including Greenbrook following the Effective Date) to provide) each employee of Greenbrook or any of its subsidiaries as of the Effective Date who continues in employment with Neuronetics or any of its affiliates (including Greenbrook following the Effective Date) following the Effective Date (each, a “Continuing Employee”) with: (i) a base salary or an hourly wage rate, as applicable, that is no lower than the base salary or hourly wage rate provided to such Continuing Employee immediately prior to the Effective Date; (ii) cash bonus and/or commission opportunities that are substantially similar in the aggregate to those provided by Greenbrook or its subsidiaries to such Continuing Employee immediately prior to the Effective Date; and (iii) employee benefits (including any paid leave, paid time off, health, welfare and retirement but excluding severance benefits, post-retirement health and welfare, and any equity or equity-based awards, change in control, post-retirement health and welfare or defined benefit pension benefits) that are substantially similar in the aggregate to those provided to: (A) in the case of employees located in the United States, similarly situated employees of Neuronetics; and (B) in the case of employees located in Canada, by Greenbrook or its subsidiaries to such Continuing Employee immediately prior to the Effective Date.
Covenants Regarding Non-Solicitation
Except as expressly otherwise provided in the Arrangement Agreement, each of Greenbrook and Neuronetics will not, and will cause its respective subsidiaries and their respective directors, officers, employees not to, and use its reasonable best efforts to cause its other representatives not to:
(a)
solicit, assist, initiate, knowingly encourage or otherwise facilitate (including by way of furnishing confidential information or entering into any form of agreement, arrangement or understanding other than a confidentiality agreement otherwise permitted by the Arrangement Agreement) any inquiry, proposal or offer that constitutes, or may be reasonably expected to constitute or lead to, an Acquisition Proposal;

(b)
enter into or otherwise engage or participate in any discussions or negotiations with any person (other than the other party) in respect of any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal;

(c)
accept or enter into, or publicly propose to accept or enter into, any letter of intent, agreement in principle, agreement, arrangement or undertaking relating to any Acquisition Proposal (other than a confidentiality agreement otherwise permitted by the Arrangement Agreement);

(d)	make a Greenbrook Change in Recommendation (as defined below) or a Neuronetics Change in Recommendation (as defined below), as applicable; or
(e)
make any public announcement or take any other action inconsistent with the approval, recommendation or declaration of advisability of the Greenbrook Board or the Neuronetics Board, as applicable, of the transactions contemplated by the Arrangement Agreement.

Pursuant to the terms of the Arrangement Agreement, each of Greenbrook and Neuronetics has agreed to, and to cause its respective subsidiaries and representatives to, immediately cease any existing solicitation, discussions, negotiations or other activities commenced prior to the date of the Arrangement Agreement with any person (other than the other party and its subsidiaries or affiliates) conducted by either party or any of its subsidiaries or representatives with respect to any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, a Greenbrook Acquisition Proposal or a Neuronetics Acquisition Proposal, and in connection therewith, each party has agreed to discontinue access to and disclosure of its and its subsidiaries’ confidential information (and not allow access to or disclosure of any such confidential information, or any data room, virtual or otherwise); and will as soon as possible (and in any event within two business days of the date of the Arrangement Agreement), request and use commercially reasonable efforts to exercise all rights it has (or cause its subsidiaries to exercise any rights that they have) to require the return or destruction of all confidential information regarding such party and its subsidiaries previously provided in connection therewith to any person (other than the other party) to the extent such information has not already been returned or destroyed and use commercially reasonable efforts to ensure that such obligations are fulfilled.
Notification of Acquisition Proposals
Each party will as soon as practicable, and in any event, within 24 hours, notify the other party (orally at first and then in writing, in each case within 24 hours) if it receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to an Acquisition Proposal

(as defined below), or any request for copies of, access to, or disclosure of, confidential information relating to such party or any of its subsidiaries in relation to a possible Acquisition Proposal, of such Acquisition Proposal, inquiry, proposal, offer or request, including the identity of the person making such Acquisition Proposal, inquiry, proposal, offer or request and the material terms and conditions thereof and copies of all material or substantive documents or correspondence received in respect of, from or on behalf of any such person. Each party will keep the other party promptly and fully informed of the material developments and, to the extent such party is permitted by the Arrangement Agreement to enter into discussions or negotiations, the status of discussions and negotiations with respect to such Acquisition Proposal, inquiry, proposal, offer or request, including any material changes, modifications or other amendments thereto.
Responding to an Acquisition Proposal
Notwithstanding the foregoing, if at any time following the date of the Arrangement Agreement, and prior to obtaining the approval of the Greenbrook Shareholder Approval or the Neuronetics Stockholder Approval, respectively, either party receives a request for material non-public information or to enter into discussions, from a person that proposes to a party an unsolicited bona fide written Acquisition Proposal that did not result from a breach of the non-solicitation provisions of the Arrangement Agreement (and which has not been withdrawn) and the board of directors of the party to whom the written Acquisition Proposal is made, in good faith after consultation with its outside financial and legal advisors, that such Acquisition Proposal constitutes or would reasonably be expected to constitute a Superior Proposal (as defined below), then, and only in such case, may the party (i) enter into, participate in, facilitate and maintain discussions or negotiations with, and otherwise cooperate with or assist, the person making such Acquisition Proposal and (ii) provide the person making such Acquisition Proposal with, or access to, confidential information regarding the party and its subsidiaries, but only to the extent the other party has previously been, or is concurrently, provided with, or access to, the same information, if, and only if:
(a)
prior to providing any such copies, access, or disclosure, such party enters into a confidentiality and standstill agreement with the person or persons making such Acquisition Proposal substantially in the same form as the Confidentiality Agreement (and without limitation such agreement may not include any provision calling for an exclusive right to negotiate with such party and may not restrict it or its subsidiaries from complying with the non-solicitation provisions of the Arrangement Agreement or interfere with its ability to consummate the transactions contemplated by the Arrangement Agreement);

(b)
the person or persons making such Acquisition Proposal was not restricted from making such Acquisition Proposal pursuant to an existing standstill, confidentiality, non-disclosure, business purpose, use or similar restriction or agreement and no waiver of any such provision was granted to the person; and

(c)	the party has been, and continues to be, in compliance with its obligations under the non-solicitation provisions of the Arrangement Agreement.
Right to Match
Notwithstanding any other provision of the Arrangement Agreement, neither Greenbrook nor Neuronetics will make a Greenbrook Change in Recommendation or Neuronetics Change in Recommendation, as applicable, unless all of the following conditions are satisfied:
(a)	the Greenbrook Board or Neuronetics Board, as applicable, has determined that the Acquisition Proposal constitutes a Superior Proposal;
(b)	the Greenbrook Shareholder Approval or the Neuronetics Stockholder Approval, as applicable, has not been obtained;
(c)	Greenbrook or Neuronetics, as applicable, has been, and continues to be, in material compliance with its non-solicitation obligations under the Arrangement Agreement;
(d)
Greenbrook or Neuronetics, as applicable, promptly provides the other party with a notice in writing that there is a Superior Proposal, together with all documentation related to and detailing the Superior Proposal, including a copy of any proposed agreement and all ancillary documentation relating to such Superior Proposal as well as the cash value that the Greenbrook Board or Neuronetics Board, as applicable, has, after consultation with outside financial advisors, determined should be ascribed to any non-cash consideration offered under the Superior Proposal;

(e)	five business days (the “Response Period”) shall have elapsed from the date the applicable party received the notice and documentation referred to in the foregoing paragraph from the other party; and
(f)
if Neuronetics or Greenbrook, as applicable, has proposed to amend the terms of the Arrangement in accordance with its terms, the Greenbrook Board or Neuronetics Board, as applicable, shall have determined, in good faith, after consultation with its outside financial and legal advisors, that the Acquisition Proposal remains a Superior Proposal compared to the proposed amendment to the terms of the Arrangement by Greenbrook or Neuronetics, as and if applicable.

Each of Greenbrook and Neuronetics acknowledged and agreed that, during the Response Period or such longer period as Greenbrook or Neuronetics, as applicable, may approve for such purpose, Greenbrook or Neuronetics, as applicable, shall have the opportunity, but not the obligation, to propose to amend the terms of the Arrangement Agreement, including an increase in, or modification of, the Consideration. The Greenbrook Board or Neuronetics Board, as applicable, will review any such proposal to determine in good faith whether the other party’s proposal to amend the Arrangement Agreement would result in the Acquisition Proposal ceasing to be a Superior Proposal. If the Greenbrook Board or Neuronetics Board, as applicable, determines that the Acquisition Proposal is not a Superior Proposal as compared to the proposed amendments to the terms of the Arrangement Agreement, it will promptly advise the other party and enter into an amended agreement with such party reflecting such proposed amendments. If the Greenbrook Board or Neuronetics Board, as applicable, continues to believe in good faith, after consultation with its outside financial and legal advisors, that such Acquisition Proposal remains a Superior Proposal and therefore rejects the other party’s offer to amend the Arrangement Agreement and the Arrangement, if any, Greenbrook or Neuronetics, as applicable, may, subject to compliance with the other provisions of the Arrangement Agreement, make a Change in Recommendation. Each successive modification of any Acquisition Proposal shall constitute a new Acquisition Proposal for the purposes of the Arrangement Agreement and the other party shall be afforded a new Response Period in respect of each such Acquisition Proposal from the date on which such party received the notice and documentation referred to in paragraph (d) above in respect of such new Superior Proposal from Greenbrook or Neuronetics, as applicable.
The Greenbrook Board or Neuronetics Board, as applicable, will promptly reaffirm the Board Recommendation by press release after: (a) the Greenbrook Board or Neuronetics Board, as applicable, determines any Acquisition Proposal that has been publicly announced or publicly disclosed is not a Superior Proposal; or (b) the Greenbrook Board or Neuronetics Board, as applicable, determines that a proposed amendment to the terms of the Arrangement would result in any Acquisition Proposal which has been publicly announced or made not being a Superior Proposal. Greenbrook or Neuronetics, as applicable, shall provide the other party and its legal counsel with a reasonable opportunity to review and comment on the form and content of any such press release to be issued pursuant to this paragraph and shall give reasonable consideration to such comments.
In circumstances where Greenbrook or Neuronetics, as applicable, provides the other party with notice of a Superior Proposal and all documentation contemplated by paragraph (d) above on a date that is less than seven business days prior to the Greenbrook Meeting or Neuronetics Meeting, as applicable, Greenbrook or Neuronetics, as applicable, may, or if and as requested by the other party, will, either proceed with or postpone the Greenbrook Meeting or Neuronetics Meeting, as applicable, to a date that is not more than seven business days after the scheduled date of such Greenbrook Meeting or Neuronetics Meeting, as directed by the other party, provided, however, that the Greenbrook Meeting or Neuronetics Meeting, as applicable, shall not be adjourned or postponed to a date later than the seventh business day prior to December 10, 2024.
Without limiting the generality of the foregoing, Greenbrook or Neuronetics, as applicable, will advise its subsidiaries and its representatives of the prohibitions set out in the foregoing paragraphs and any violation of the restrictions set forth in the foregoing paragraphs by Greenbrook, Neuronetics, or their subsidiaries or representatives, as applicable, is deemed to be a breach of the foregoing paragraphs by the applicable party.
In the description above under “—Covenants”, the following terms have the following meanings:
“Acquisition Proposal” means, either, a Greenbrook Acquisition Proposal or a Neuronetics Acquisition Proposal, as the context requires.
“Board Recommendation” means, either, a Greenbrook Board Recommendation or a Neuronetics Board Recommendation, as the context requires.

“Change in Recommendation” means, either, a Greenbrook Change in Recommendation or a Neuronetics Change in Recommendation, as the context requires.
“Greenbrook Acquisition Proposal” means, other than the transactions contemplated by the Arrangement Agreement and other than any transaction involving only Greenbrook and/or one or more of its wholly-owned subsidiaries, any offer, proposal, expression of interest or inquiry from, or public announcement of intention by, any person or group (as defined in Section 13(d) of the U.S. Exchange Act) of persons (other than Neuronetics or any affiliate of Neuronetics), whether or not in writing and whether or not delivered to Greenbrook Shareholders, relating to: (a) any acquisition or purchase (or any lease, royalty, agreement, joint venture, licensing, long-term supply agreement or other arrangement having the same economic effect as an acquisition or purchase), direct or indirect, through one or more transactions, of (i) the assets of Greenbrook and/or one or more of its subsidiaries that, individually or in the aggregate, constitute 20% or more of the consolidated assets of Greenbrook and its subsidiaries, taken as a whole, or which contribute 20% or more of the consolidated revenue of Greenbrook and its subsidiaries, taken as a whole (in each case, determined based upon the most recent publicly available consolidated financial statements of Greenbrook), or (ii) 20% or more of any voting or equity securities of Greenbrook or 20% or more of any voting or equity securities of any one or more of any of Greenbrook’s subsidiaries that, individually or in the aggregate, contribute 20% or more of the consolidated revenues or constitute 20% or more of the consolidated assets of Greenbrook and its subsidiaries, taken as a whole (in each case, determined based upon the most recent publicly available consolidated financial statements of Greenbrook); (b) any direct or indirect take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in such person or group (as defined in Section 13(d) of the U.S. Exchange Act) of persons beneficially owning 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for voting or equity securities) of Greenbrook; (c) a plan of arrangement, merger, amalgamation, consolidation, share exchange, share reclassification, business combination, reorganization, recapitalization, liquidation, dissolution, winding up or other similar transaction or series of transactions involving Greenbrook or any of its subsidiaries that, individually or in the aggregate, constitute 20% or more of the consolidated assets of Greenbrook and its subsidiaries, taken as a whole, or which contribute 20% or more of the consolidated revenue of Greenbrook and its subsidiaries, taken as a whole (in each case, determined based upon the most recent publicly available consolidated financial statements of Greenbrook), or (d) any other transaction, the consummation of which would reasonably be expected to impede, interfere with, prevent or delay the transactions contemplated by the Arrangement Agreement or the Arrangement or which would reasonably be expected to materially reduce the benefits to Neuronetics of the Arrangement.
“Greenbrook Board Recommendation” means a statement that the Greenbrook Board unanimously recommends that the Greenbrook Shareholders vote for the Greenbrook Arrangement Resolution.
“Greenbrook Change in Recommendation” means an occurrence in which Greenbrook (i) fails to make, or withdraw, amend, modify or qualify (or publicly propose to do so), in a manner adverse to Neuronetics or fail to publicly reaffirm (without qualification) the Greenbrook Board Recommendation within five business days (and in any case prior to the third business day prior to the Greenbrook Meeting) after having been requested in writing by Neuronetics to do so (acting reasonably), or (ii) accept, approve, endorse or recommend a Greenbrook Acquisition Proposal (or publicly propose to do so), or (iii) take no position or a neutral position with respect to a Greenbrook Acquisition Proposal for more than five business days after the public announcement of such Greenbrook Acquisition Proposal (or beyond the third business day prior to the date of the Greenbrook Meeting, if sooner); or (iv) resolve or propose to take any of the foregoing actions.
“Greenbrook Superior Proposal” means an unsolicited bona fide written Greenbrook Acquisition Proposal from a person or persons who is or are, as at the date of the Arrangement Agreement, a party that deals at arm’s length with Greenbrook, that is not obtained in violation of the Arrangement Agreement, or any agreement between the person making such Greenbrook Superior Proposal and Greenbrook, to acquire 100% of the outstanding Greenbrook Shares (other than Greenbrook Shares beneficially owned by the person or persons making such Greenbrook Superior Proposal) or all or substantially all of the assets of Greenbrook and its subsidiaries on a consolidated basis made after the date of the Arrangement Agreement: (a) that is not subject to any financing condition and in respect of which any required financing to complete such Greenbrook Acquisition Proposal has been demonstrated to be available to the satisfaction of the Greenbrook Board, acting in good faith; (b) that is not subject to a due diligence and/or access condition; (c) that is reasonably capable of being consummated without undue delay, taking into account all legal, financial, regulatory and other aspects of such

Greenbrook Acquisition Proposal and the person making such Greenbrook Acquisition Proposal; and (d) in respect of which the Greenbrook Board determines in good faith, after consultation with its outside financial and legal advisors, and after taking into account all the terms and conditions of such Greenbrook Acquisition Proposal and all factors and matters considered appropriate in good faith by the Greenbrook Board, would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction that is more favorable, from a financial point of view, to Greenbrook Shareholders, than the Arrangement (including any adjustment to the terms and conditions of the Arrangement proposed by Neuronetics pursuant to the terms of the Arrangement Agreement).
“Neuronetics Acquisition Proposal” means, other than the transactions contemplated by the Arrangement Agreement and other than any transaction involving only Neuronetics and/or one or more of its wholly-owned subsidiaries, any offer, proposal, expression of interest or inquiry from, or public announcement of intention by, any person or group (as defined in Section 13(d) of the U.S. Exchange Act) of persons (other than Greenbrook or any affiliate of Greenbrook), whether or not in writing and whether or not delivered to Neuronetics Stockholders, relating to: (a) any acquisition or purchase (or any lease, royalty, agreement, joint venture, licensing, long-term supply agreement or other arrangement having the same economic effect as an acquisition or purchase), direct or indirect, through one or more transactions, of: (i) the assets of Neuronetics and/or one or more of its subsidiaries that, individually or in the aggregate, constitute 20% or more of the consolidated assets of Neuronetics and its subsidiaries, taken as a whole, or which contribute 20% or more of the consolidated revenue of Neuronetics and its subsidiaries, taken as a whole (in each case, determined based upon the most recent publicly available consolidated financial statements of Neuronetics); or (ii) 20% or more of any voting or equity securities of Neuronetics or 20% or more of any voting or equity securities of any one or more of any of Neuronetics’ subsidiaries that, individually or in the aggregate, contribute 20% or more of the consolidated revenues or constitute 20% or more of the consolidated assets of Neuronetics and its subsidiaries, taken as a whole (in each case, determined based upon the most recent publicly available consolidated financial statements of Neuronetics); (b) any direct or indirect take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in such person or group (as defined in Section 13(d) of the U.S. Exchange Act) of persons beneficially owning 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for voting or equity securities) of Neuronetics; (c) a plan of arrangement, merger, amalgamation, consolidation, share exchange, share reclassification, business combination, reorganization, recapitalization, liquidation, dissolution, winding up or other similar transaction or series of transactions involving Neuronetics or any of its subsidiaries that, individually or in the aggregate, constitute 20% or more of the consolidated assets of Neuronetics and its subsidiaries, taken as a whole, or which contribute 20% or more of the consolidated revenue of Neuronetics and its subsidiaries, taken as a whole (in each case, determined based upon the most recent publicly available consolidated financial statements of Neuronetics); or (d) any other transaction, the consummation of which would reasonably be expected to impede, interfere with, prevent or delay the transactions contemplated by the Arrangement Agreement or the Arrangement.
“Neuronetics Board Recommendation” means a statement that the Neuronetics Board unanimously recommends that the Neuronetics Stockholders vote for the Neuronetics Charter Amendment Proposal and the Neuronetics Share Issuance Proposal.
“Neuronetics Change in Recommendation” means an occurrence in which Neuronetics: (i) fails to make, or withdraw, amend, modify or qualify (or publicly propose to do so), in a manner adverse to Neuronetics or fail to publicly reaffirm (without qualification) the Neuronetics Board Recommendation within five business days (and in any case prior to the third business day prior to the Neuronetics Meeting) after having been requested in writing by Greenbrook to do so (acting reasonably); or (ii) accept, approve, endorse or recommend a Neuronetics Acquisition Proposal (or publicly propose to do so); or (iii) take no position or a neutral position with respect to a Neuronetics Acquisition Proposal for more than five business days after the public announcement of such Neuronetics Acquisition Proposal (or beyond the third business day prior to the date of the Neuronetics Meeting, if sooner); or (iv) resolve or propose to take any of the foregoing actions.
“Neuronetics Superior Proposal” means an unsolicited bona fide written Neuronetics Acquisition Proposal from a person or persons who is or are, as at the date of the Arrangement Agreement, a party that deals at arm’s length with Neuronetics, that is not obtained in violation of the Arrangement Agreement, or any agreement between the person making such Neuronetics Superior Proposal and Neuronetics, to acquire 100% of the outstanding Neuronetics Shares (other than Neuronetics Shares beneficially owned by the person or persons making such Neuronetics Superior Proposal) or all or substantially all of the assets of Neuronetics made after the date of the Arrangement Agreement: (a) that is not subject to any financing condition and in respect of which any required financing to complete such Neuronetics Acquisition Proposal has been demonstrated to be available to the satisfaction of the Neuronetics Board, acting in good faith; (b) that is not subject to a due diligence and/or access condition; (c) that is reasonably capable of being consummated without undue delay, taking into account all legal, financial, regulatory and other aspects of such Neuronetics Acquisition Proposal and the person making such Neuronetics Acquisition Proposal; and (d) in respect of which the Neuronetics Board determines in good faith, after consultation with its outside financial and legal advisors, and after taking into account all the terms and conditions of such Neuronetics Acquisition Proposal and all factors and matters considered appropriate in good faith by the Neuronetics Board, would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction that is more favorable, from a financial point of view, to Neuronetics Stockholders, than the Arrangement (including any adjustment to the terms and conditions of the Arrangement proposed by Greenbrook pursuant to the terms of the Arrangement Agreement).
“Superior Proposal” means, either, a Greenbrook Superior Proposal or a Neuronetics Superior Proposal, as the context requires.
Conditions to Completion of the Arrangement
Mutual Conditions
The respective obligations of Greenbrook and Neuronetics to complete the Arrangement are subject to the fulfilment of each of the following conditions precedent on or before the Effective Time, each of which may only be waived, in whole or in part, with the mutual consent of the parties:
(a)	the Greenbrook Arrangement Resolution shall have been duly approved by Greenbrook Shareholders at the Greenbrook Meeting in accordance with the Interim Order and applicable law;
(b)	the Neuronetics Key Resolutions (as defined in the Arrangement Agreement) shall have been duly approved by Neuronetics Stockholders at the Neuronetics Meeting in accordance with applicable law;
(c)
the Interim Order and the Final Order shall each have been obtained on terms consistent with the Arrangement Agreement and in form and substance acceptable to each of Neuronetics and Greenbrook, acting reasonably, and shall not have been set aside or modified in a manner unacceptable to either Greenbrook or Neuronetics, each acting reasonably, on appeal or otherwise;

(d)
no governmental entity shall have enacted, issued, promulgated, enforced or entered any order or law which is then in effect and has the effect of making the Arrangement illegal or otherwise preventing or prohibiting consummation of the Arrangement;

(e)
the Neuronetics Shares shall remain listed on Nasdaq, and Nasdaq shall have completed its review of, and raised no objections to, the issuance of the Consideration Shares and the other transactions contemplated by the Arrangement and the Arrangement Agreement; and

(f)
the Consideration Shares to be issued pursuant to the Arrangement shall be exempt from the registration requirements of the U.S. Securities Act pursuant to Section 3(a)(10) thereof and applicable U.S. state securities laws (or Neuronetics shall have complied with any U.S. state securities laws for which no such 3(a)(10)-equivalent exemption is available).

Additional Conditions in Favor of Neuronetics
The obligation of Neuronetics to complete the Arrangement is subject to the fulfillment of each of the following conditions precedent on or before the Effective Time (each of which is for the exclusive benefit of Neuronetics and may be waived by Neuronetics, in whole or in part at any time, each in its sole discretion, without prejudice to any other rights which Neuronetics may have):
(a)
(i) the representations and warranties of Greenbrook regarding organization and qualification, corporate authority and execution and binding obligation will be true and correct in all respects as of the date of the Arrangement Agreement and the Effective Time as if made as at and as of such time; (ii) the representations and warranties of Greenbrook regarding capitalization and will be true and correct in all respects (except for de minimis inaccuracies) as of the date of the Arrangement Agreement and the Effective Time as if made as at and as of such time; and (iii) all other representations and warranties of Greenbrook set forth in the Arrangement Agreement will be true and correct in all respects (disregarding for purposes of this paragraph any materiality or Greenbrook Material Adverse Effect (as defined in the Arrangement Agreement) qualification contained in any such representation or warranty) as of the date of the Arrangement Agreement and the Effective Time as if made at and as of such time (except that any representation and warranty in each of the foregoing (i), (ii) and (iii) that by its terms speaks specifically as of the date of the Arrangement Agreement or another date shall be true and correct in all respects as of such date), except in the case of this clause (iii) where the failure to be so true and correct in all respects, individually and in the aggregate, does not constitute a Greenbrook Material Adverse Effect, and Greenbrook shall have provided to Neuronetics a certificate of two (2) senior officers of Greenbrook certifying (on Greenbrook’s behalf and without personal liability) the foregoing dated the Effective Date;
(b)
Greenbrook shall have complied in all respects with its covenants regarding outstanding payables and in all material respects with its covenants herein (without giving effect to any “in all material respects” qualifier contained therein) and Greenbrook shall have provided to Neuronetics a certificate of two (2) senior officers of Greenbrook certifying (on Greenbrook’s behalf and without personal liability) compliance with such covenants dated the Effective Date;

(c)
since the date of the Arrangement Agreement, there will not have occurred, or have been disclosed to the public (if previously undisclosed to the public), any Greenbrook Material Adverse Effect, and Greenbrook shall have provided to Neuronetics a certificate of two (2) senior officers of Greenbrook to that effect (on Greenbrook’s behalf and without personal liability) dated the Effective Date;

(d)
either the Neuronetics Facility Amendment or the Neuronetics Alternative Facility will have been obtained and the lender thereunder shall have provided all required consents for Neuronetics to complete the Arrangement;

(e)	the Greenbrook Debt Conversion shall have been completed in accordance with Section 5.14 of the Arrangement Agreement;
(f)
Greenbrook Transaction Expenses (as defined below) as of the Effective Time are not in excess of $4,250,000, and Greenbrook will have provided to Neuronetics a certificate of two (2) senior officers of Greenbrook certifying (on Greenbrook’s behalf and without personal liability) the foregoing, including evidence satisfactory to Neuronetics, acting reasonably, delivered three business days prior to the Effective Date;

(g)
Neuronetics determines in good faith, after consultation with its tax advisors, that the Greenbrook Debt Conversion or the settlement of any amounts under the Greenbrook Credit Agreement will not give rise to aggregate cash taxes in excess of $1,000,000; and

(h)
Dissent Rights have not been exercised (or, if exercised, remain unwithdrawn) with respect to more than 10% of the Greenbrook Shares that are issued and outstanding as at the deadline for the exercise of Dissent Rights specified in the Plan of Arrangement.

Additional Conditions in Favor of Greenbrook
The obligation of Greenbrook to complete the Arrangement is subject to the fulfillment of each of the following conditions precedent on or before the Effective Time (each of which is for the exclusive benefit of Greenbrook and may be waived by Greenbrook, in whole or in part at any time, in its sole discretion, without prejudice to any other rights which Greenbrook may have):
(a)
(i) the representations and warranties of Neuronetics organization and qualification, corporate authority and execution and binding obligation will be true and correct in all respects as of the date of the Arrangement Agreement and the Effective Time as if made as at and as of such time; (ii) the representations and warranties of Neuronetics regarding capitalization and subsidiaries will be true and correct in all respects (except for de minimis inaccuracies) as of the date of the Arrangement Agreement and the Effective Time as if made as at and as of such time; and (iii) all other representations and warranties of Neuronetics set forth in the Arrangement Agreement will be true and correct in all respects (disregarding for purposes of this paragraph any materiality or Neuronetics Material Adverse Effect qualification contained in any such representation or warranty) as of the date of the Arrangement Agreement and the Effective Time as if made at and as of such time (except that any representation and warranty in each of the foregoing (i), (ii) and (iii) that by its terms speaks specifically as of the date of the Arrangement Agreement or another date shall be true and correct in all respects as of such date), except in the case of this clause (iii) where the failure to be so true and correct in all respects, individually and in the aggregate, does not constitute a Neuronetics Material Adverse Effect, and Neuronetics shall have provided to Greenbrook a certificate of two (2) senior officers of Neuronetics certifying (on Neuronetics’ behalf and without personal liability) the foregoing dated the Effective Date;
(b)
Neuronetics will have complied in all respects with its covenants regarding payment of Consideration and governance and transitional requirements and in all material respects with its other covenants herein (without giving effect to any “in all material respects” qualifier contained therein) and Neuronetics shall have provided to Greenbrook a certificate of two (2) senior officers of Neuronetics certifying (on Neuronetics’ behalf and without personal liability) compliance with such covenants dated the Effective Date; and

(c)
since the date of the Arrangement Agreement, there shall not have occurred, or have been disclosed to the public (if previously undisclosed to the public) any Neuronetics Material Adverse Effect, and Neuronetics shall have provided to Greenbrook a certificate of two (2) senior officers of Neuronetics to that effect (on Neuronetics’ behalf and without personal liability) dated the Effective Date.

In the description of Conditions to Completion of the Arrangement above, the following term has the following meaning:
“Greenbrook Transaction Expenses” means, collectively, all unpaid costs of Greenbrook (whether incurred, accrued or billed) in connection with the Arrangement including, without limitation, fees and expenses of financial advisors, any amount paid to current or purported finders, advisors or dealers, legal advisors, auditors, or other professionals or consultants, and printing, mailing, transfer agent and depositary and other costs and expenses relating to the Greenbrook Meeting (excluding costs and expenses associated with any Pre-Acquisition Reorganization contemplated by the Arrangement Agreement).
Notice of Breach
The Arrangement Agreement provides that each party will provide prompt notice to the other party of the occurrence or failure to occur (in either case, actual, anticipated, contemplated or, to the knowledge of such party, threatened), at any time from the date of the Arrangement Agreement until the Effective Date of any event or state of facts which occurrence or failure would, or would reasonably be likely to:
(a)
cause any of the representations or warranties of either party contained in the Arrangement Agreement to be untrue, misleading or inaccurate in any material respect on the date of the Arrangement Agreement or at the Effective Date; or

(b)	result in the failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by either party prior to or at the Effective Date.
Amendments
Subject to the provisions of the Interim Order, the Plan of Arrangement and applicable laws, the Arrangement Agreement may, at any time and from time to time before or after holding of the Greenbrook Meeting, but not later than the Effective Time, be amended by mutual written agreement of Greenbrook and Neuronetics, without further notice to or authorization on the part of the Greenbrook Shareholders. Any such amendment may, without limitation:
(a)	change the time for performance of any of the obligations or acts of the parties;
(b)	waive any inaccuracies or modify any representation or warranty contained in the Arrangement Agreement or any document delivered under the Arrangement Agreement;
(c)	waive compliance with or modify any of the covenants in the Arrangement Agreement and waive or modify performance of any obligations of the parties; or

(d)	waive compliance with or modify any mutual conditions precedent contained in the Arrangement Agreement.
Termination
Pursuant to the terms thereof, the Arrangement Agreement may be terminated prior to the Effective Time:
(a)	by mutual written agreement of Greenbrook and Neuronetics;
(b)	by either Greenbrook or Neuronetics, if:
(i)
the Effective Time has not occurred on or before the Outside Date, except that the right to terminate the Arrangement Agreement shall not be available to any party whose failure to fulfill any of its obligations or breach of any of its representations and warranties under the Arrangement Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur by the Outside Date;

(ii)
after the date hereof, there shall be enacted or made any applicable law or order that remains in effect and that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins Greenbrook or Neuronetics from consummating the Arrangement and such law, order or enjoinment has become final and non-appealable;

(iii)
the Greenbrook Shareholder Approval has not been obtained at the Greenbrook Meeting except that the right to terminate the Arrangement Agreement shall not be available to any party whose failure to fulfill any of its obligations or breach of any of its representations and warranties under the Arrangement Agreement has been the cause of, or resulted in, the failure to receive the Greenbrook Shareholder Approval; or

(iv)
the Neuronetics Stockholder Approval has not been obtained at the Neuronetics Meeting except that the right to terminate the Arrangement Agreement shall not be available to any party whose failure to fulfill any of its obligations or breach of any of its representations and warranties under the Arrangement Agreement has been the cause of, or resulted in, the failure to receive Neuronetics Stockholder Approval.

Each of the termination rights in clauses (b)(i), (iii) and (iv) above cannot be exercised by a party whose failure to fulfill any of its obligations or breach of any of its representations and warranties under the Arrangement Agreement has been the cause of, or resulted in, the occurrence of the applicable termination event therein.
(a)	by Greenbrook, if:
(i)	a Neuronetics Change in Recommendation occurs;
(ii)	Neuronetics breaches its non-solicitation covenants in any material respect;
(iii)	a Material Adverse Effect in respect of Neuronetics has occurred and is continuing;
(iv)
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Neuronetics under the Arrangement Agreement has occurred that would cause the applicable conditions precedent not to be satisfied, and such conditions are incapable of being satisfied by the Outside Date; or

(v)
prior to the obtaining the Greenbrook Shareholder Approval, the Greenbrook Board has authorized Greenbrook to enter into a written agreement with respect to a Greenbrook Superior Proposal in accordance with the Arrangement Agreement, provided that prior to or concurrent with such termination, Greenbrook pays the Greenbrook Termination Fee.

(b)	by Neuronetics, if:
(i)	a Greenbrook Change in Recommendation occurs;
(ii)	Greenbrook breaches its non-solicitation covenants in any material respect;
(iii)	a Material Adverse Effect in respect of Greenbrook has occurred and is continuing;
(iv)	a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Greenbrook under the Arrangement Agreement has occurred that would cause the applicable conditions precedent not to be satisfied, and such conditions are incapable of being satisfied by the Outside Date; or
(v)
prior to the obtaining the Neuronetics Stockholder Approval, the Neuronetics Board has authorized Neuronetics to enter into a written agreement with respect to a Neuronetics Superior Proposal in accordance with the Arrangement Agreement, provided that prior to or concurrent with such termination, Neuronetics pays the Neuronetics Termination Fee.

Termination Fee
Under the Arrangement Agreement, Neuronetics will be entitled to the Greenbrook Termination Fee upon the occurrence of any of the following events (each, a “Greenbrook Termination Fee Event”):
(a)	by Neuronetics if a Greenbrook Change in Recommendation occurs or a breach by Greenbrook of its non-solicit obligations under Section 5.8 of the Arrangement Agreement in any material respect;
(b)	by Greenbrook if, prior to obtaining the Greenbrook Shareholder Approval, the Greenbrook Board authorizes Greenbrook to enter into a written agreement with respect to a Greenbrook Superior Proposal;
(c)	by either party if the Greenbrook Shareholder Approval is not obtained at the Greenbrook Meeting following a Greenbrook Change in Recommendation; or
(d)
by either party if: (i) the Effective Time has not occurred on or before the Outside Date; or (ii) the Greenbrook Shareholder Approval is not obtained at the Greenbrook Meeting; or (iii) by Neuronetics if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Greenbrook set forth in the Arrangement Agreement shall have occurred that would cause the Greenbrook to not satisfy the closing conditions required of it under the Arrangement Agreement and such conditions are incapable of being satisfied by the Outside Date, but only if, in these termination events, (x) prior to such termination, a bona fide Greenbrook Acquisition Proposal for Greenbrook shall have been made or publicly announced by any person other than Neuronetics (and, if the Greenbrook Meeting is held, is not withdrawn at least five business days prior to the date of the Greenbrook Meeting) and (y) within 12 months following the date of such termination, (A) Greenbrook or one or more of its subsidiaries enters into a definitive agreement in respect of a Greenbrook Acquisition Proposal (whether or not such Greenbrook Acquisition Proposal is the same Greenbrook Acquisition Proposal referred to in paragraph (x) above) and such Greenbrook Acquisition Proposal is later consummated (whether or not within 12 months after such termination) or (B) a Greenbrook Acquisition Proposal shall have been consummated (whether or not such Greenbrook Acquisition Proposal is the same Greenbrook Acquisition Proposal referred to in paragraph (x) above), provided that for purposes of this paragraph the term “Greenbrook Acquisition Proposal” shall have the meaning ascribed to such term below except that a reference to “20 per cent” therein shall be deemed to be a reference to “50 per cent”.

Greenbrook will be entitled to the Neuronetics Termination Fee upon the occurrence of any of the following events (each, a “Neuronetics Termination Fee Event”):
(a)	by Greenbrook if a Neuronetics Change in Recommendation occurs or a breach by Neuronetics of its non-solicit obligations under Section 5.9 of the Arrangement Agreement in any material respect;
(b)
by Neuronetics if, prior to obtaining the Neuronetics Stockholder Approval, the Neuronetics Board authorizes Neuronetics to enter into a written agreement with respect to a Neuronetics Superior Proposal;

(c)	by either party if the Neuronetics Stockholder Approval is not obtained at the Neuronetics Meeting following a Neuronetics Change in Recommendation; or
(d)
by either party if: (i) the Effective Time has not occurred on or before the Outside Date; or (ii) the Neuronetics Stockholder Approval is not obtained at the Neuronetics Meeting; or (iii) by Greenbrook if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Neuronetics set forth in the Arrangement Agreement shall have occurred that would cause the Neuronetics to not satisfy the closing conditions required of it under the Arrangement Agreement and such conditions are incapable of being satisfied by the Outside Date, but only if, in these termination events, (x) prior to such termination, a bona fide Neuronetics Acquisition Proposal for Neuronetics shall have been made or publicly announced by any person other than Neuronetics (and, if the Neuronetics Meeting is held, is not withdrawn at least five business days prior to the date of the Neuronetics Meeting) and (y) within 12 months following the date of such termination, (A) Neuronetics or one or more of its subsidiaries enters into a definitive agreement in respect of a Neuronetics Acquisition Proposal (whether or not such Neuronetics Acquisition Proposal is the same Neuronetics Acquisition Proposal referred to in paragraph (x) above) and such Neuronetics Acquisition Proposal is later consummated (whether or not within 12 months after such termination) or (B) a Neuronetics Acquisition Proposal shall have been consummated (whether or not such Neuronetics Acquisition Proposal is the same Neuronetics Acquisition Proposal referred to in paragraph (x) above), provided that for purposes of this paragraph the term “Neuronetics Acquisition Proposal” shall have the meaning ascribed to such term below except that a reference to “20 per cent” therein shall be deemed to be a reference to “50 per cent”.
In the description above under “—Termination”, the following terms has the following meanings:
“Greenbrook Termination Fee” means $1,900,000.
“Neuronetics Termination Fee” means $1,900,000.
Expenses of the Arrangement
Greenbrook estimates that expenses in the aggregate amount of approximately $[•] will be incurred by Greenbrook in connection with the Arrangement, including legal, financial advisory, accounting, filing fees and costs, the cost of preparing, printing and mailing this Joint Proxy Statement/Circular and fees in respect of the A.G.P. Fairness Opinion.
Except as otherwise provided in the Arrangement Agreement, all fees, costs and expenses incurred in connection with the Arrangement Agreement and the Plan of Arrangement will be paid by the party incurring such fees, costs or expenses.
Governing Law
The Arrangement Agreement is governed, including as to validity, interpretation and effect, by the laws of the Province of Ontario and the laws of Canada applicable therein. Each of Greenbrook and Neuronetics irrevocably attorned to the exclusive jurisdiction of the courts of the Province of Ontario in respect of all matters arising under and in relation to the Arrangement Agreement and the Arrangement and waived any defence to the maintenance of an action in the courts of the Province of Ontario.
Term Loan Exchange Agreement
On August 11, 2024, concurrently with execution of the Arrangement Agreement, Greenbrook entered into the TL Conversion Agreement with the Madryn Administration and the Madryn Parties, pursuant to which the Lenders agreed to convert an amount of indebtedness owing to the Lenders equal to $119,236,205.60 (the “Total Exchanged Term Loan Amount”) into Greenbrook Shares (the “Term Loan Shares”). In addition, pursuant to the TL Conversion Agreement, the Lenders agreed to convert any additional amounts borrowed by Greenbrook under the Greenbrook Credit Agreement from and after July 8, 2024 until the Effective Date (the “Bridge Loan Amount”) that has not otherwise been repaid by Greenbrook prior to the Effective Date into Greenbrook Shares (the “Bridge Loan Shares”, and together with the Term Loan Shares, the “Debt Conversion Shares”). The TL Conversion Agreement includes customary representations and warranties of Greenbrook and the Lenders. The conversion of the Total Exchanged Term Loan Amount and the Bridge Loan Amount by Madryn into Greenbrook Shares is a condition precedent to completion of the Arrangement.
Pursuant to the terms of the TL Conversion Agreement, the number of Term Loan Shares to be issued to Madryn upon conversion of the Total Exchanged Term Loan Amount will be determined by dividing (i) such Lender’s pro rata share of the Total Exchanged Term Loan Amount by (ii) a price per share equal to the quotient of (x) the Total Exchanged Term Loan Amount divided by (y) such number of Greenbrook Shares sufficient for Madryn and its affiliates to receive 95.3% of the Consideration Shares (the “Exchange Share Price”). The

number of Bridge Loan Shares to be issued to Madryn upon conversion of the Bridge Loan Amount will be determined by dividing (i) each Lender’s pro rata share of the Bridge Loan Amount by (ii) the Exchange Share Price (being the same price that was used to calculate the number of Term Loan Shares to be issued to Madryn).
The Lenders agreed that the Debt Conversion Shares issuable in connection with the TL Conversion Agreement will be in full and complete satisfaction of the amounts owing under the Greenbrook Credit Agreement, all obligations of Greenbrook under the Greenbrook Credit Agreement will be terminated (excluding any obligations that are contingent reimbursement obligations or obligations that expressly survive termination), and the Agent will cause the release and termination of all liens, pledges and guarantees granted pursuant to the Greenbrook Credit Agreement.
As of the date of this Joint Proxy Statement/Circular, the Bridge Loan Amount is equal to $7,654,823. Accordingly, Madryn will be entitled to receive an additional number of Debt Conversion Shares following conversion of the Bridge Loan Amount into Bridge Loan Shares and the Exchange Ratio will be correspondingly adjusted. Consequently, Madryn and its affiliates are expected to be entitled to receive Consideration Shares on closing of the Arrangement in excess of 95.3% of the total number of Consideration Shares issuable in connection with the Arrangement. However, as Greenbrook’s funding requirements between the date hereof and the Effective Date of the Arrangement is currently unknown, the number of Consideration Shares to be received by Madryn on closing of the Arrangement cannot be calculated at this time. See “Risk Factors”.
The foregoing description of the TL Conversion Agreement does not purport to be complete and is qualified in its entirety by the full text of the TL Conversion Agreement, which is included as Exhibit 10.4 to Greenbrook’s Quarterly Report on Form 10-Q filed on August 13, 2024 and is incorporated herein by reference.
Convertible Note Agreement
On August 15, 2023, Greenbrook entered into a Convertible Note Agreement, pursuant to which the Convertible Notes were issued to the Note Purchasers. Under the Convertible Note Agreement, Madryn has the option, at any time, to require all of the Note Purchasers to convert the entire amount of indebtedness outstanding under the Convertible Notes into Greenbrook Shares by delivering written notice to Greenbrook (such shares, the “Convertible Note Shares”). The maximum number of Convertible Note Shares that can be issued is 200,000,000. The conversion price under the Convertible Note Agreement is (i) the lesser of (a) 85% of the closing price per Greenbrook Share on Nasdaq or any other market as of the applicable closing date for the Convertible Notes and (b) 85% of the 30-day volume weighted average trading price of the Greenbrook Shares immediately prior to the date of the applicable exercise of conversion rights under the Convertible Note Agreement, or (ii) if the Greenbrook Shares are not listed on any of Nasdaq or any other market at the time of conversion of the Convertible Notes, a per share price based on 85% of the fair market value per Greenbrook Share as of such date; provided, however, that the conversion price is at all times subject to the floor price of $0.0780 per Greenbrook Share (the “Floor Price”). As of the date of this Joint Proxy Statement/Circular, the conversion price of the Convertible Notes is equal to the Floor Price.
The conversion of the Convertible Notes into Greenbrook Shares is a condition precedent to completion of the Arrangement. Pursuant to the TL Conversion Agreement, the Madryn Parties agreed to deliver conversion notices in respect of the Convertible Notes prior to the issuance of the Debt Conversion Shares. The issuance of the Convertible Note Shares will be in lieu of any cash payment owing to any Note Purchaser under the Convertible Note Agreement and will be in full and complete satisfaction of the amounts owing pursuant to the Convertible Notes, and all obligations of Greenbrook under the Convertible Note Agreement will be terminated (excluding any obligations that are contingent reimbursement obligations or obligations that expressly survive termination).
The foregoing description of the Convertible Note Agreement does not purport to be complete and is qualified in its entirety by the full text of the Convertible Note Agreement, which is included as Exhibit 10.11 to the Greenbrook 10-K filed on April 26, 2024 and is incorporated herein by reference.
Registration Rights Agreement
Simultaneously with the execution of the Arrangement Agreement, Neuronetics and the Madryn Parties entered into the Registration Rights Agreement, pursuant to which the Madryn Parties are entitled to registration rights in respect of the Consideration Shares that the Madryn Parties will receive upon consummation of the Arrangement. Pursuant to the Registration Right Agreements, one hundred eighty (180) days following the consummation of the Arrangement, the Madryn Parties will have the right to demand registration of their

Consideration Shares, subject to certain limitations. In addition, the Madryn Parties will have certain “piggyback” rights if Neuronetics or other holders of Neuronetics Shares undertake a registration, subject to customary cutbacks. In addition, the Madryn Parties agreed for a period of two years to vote in favor of certain Neuronetics Board proposals regarding the Plan and agreed to not acquire any additional equity securities or debt securities convertible into equity of Neuronetics.
The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Form of Registration Rights Agreement, which is included as Exhibit 10.4 to the Current Report on Form 8-K filed on August 13, 2024 by Neuronetics and is incorporated herein by reference.

GOVERNANCE AND MANAGEMENT OF THE COMBINED COMPANY
This section of this Joint Proxy Statement/Circular describes the material governance and management arrangements that will apply to the Combined Company upon completion of the Arrangement. You should read the complete Neuronetics Organizational Documents and the applicable provisions of the Delaware Law in conjunction with this summary. This information may not be complete in all respects and is qualified entirely by reference to the provisions of the Neuronetics Organizational Documents and the Delaware Law. For information on how to obtain copies of the Neuronetics Organizational Documents, see “Additional Information Concerning Neuronetics and Documents Incorporated by Reference by Neuronetics”. A summary of the material differences between the Neuronetics Organizational Documents and the existing constating documents of Greenbrook is set forth below under “Comparison of Rights of Greenbrook Shareholders and Neuronetics Stockholders” in Appendix “G” to this Joint Proxy Statement/Circular.
Board of Directors of the Combined Company
Greenbrook and Neuronetics have agreed that the Combined Company Board will consist of seven directors comprised of:
•	two directors appointed by Madryn; and
•	five directors appointed by Neuronetics.
We currently anticipate that the following five individuals will serve on the Combined Company Board immediately following consummation of the Arrangement:

Name	Age	Business Experience, Public Company Directorships Held
Robert A. Cascella	69
Mr. Cascella has served as a member of the Neuronetics Board since April 2021. Over more than 30 years, Mr. Cascella has supported value creation in the healthcare industry, with a strong focus on innovation and integrated solutions. Mr. Cascella retired from Philips on December 31, 2021, after working for the company since 2015. The last position he held before retiring was Executive Vice President and Strategic Business Development Leader and was also a member of the company’s Executive Committee. Prior to that role, Mr. Cascella was the CEO for the Precision Diagnosis Segment, responsible for the integration of smart systems, software, informatics and services dedicated to delivering on the promise of precision medicine. Prior to that role, Mr. Cascella was the CEO of the Diagnosis and Treatment Segment, where he was responsible for the development and growth of modality-based diagnostics and interventional treatment and therapy. Before joining Philips, Mr. Cascella spent 11 years at Hologic, a global leader in women’s health, as its president, and later, its CEO. Under his leadership, Hologic broadly diversified its product portfolio and substantially grew revenues through a combination of innovative product development and acquisition, as well as the building of strong customer relationships. Mr. Cascella serves as a board director for Celestica (NYSE: CLS), Mirion Technologies (NYSE: MIR) and Koru Medical Systems (Nasdaq: KRMD). He is also a NACD certified director. Mr. Cascella holds a Bachelor of Arts in accounting from Fairfield University. Neuronetics believes Mr. Cascella’s financial and managerial experience as CEO of a publicly traded medical technology company, as well as his experience serving on the board of directors of other companies qualifies him to serve as a director on the Combined Company’s board of directors.

Sheryl L. Conley	64
Ms. Conley has served as a member of the Neuronetics Board since October 2019. She is a member of Neuronetics Audit Committee, previously Chaired the Nomination and Governance Committee and is the Chair of the Compensation Committee. Ms. Conley is a 35-year veteran of the orthopedic medical device industry with expertise and executive leadership experience in running full P&L business segments, global brand management, marketing, sales, product development, and operations. Ms. Conley currently serves as an independent Board

Name	Age	Business Experience, Public Company Directorships Held

Director for Anika Therapeutics, Inc. and is a member of the Audit Committee and Chair of the Compensation Committee (May 2021-present). She previously served as an independent Board Director and Board Chair for Surgalign, Inc. and as a member of the Audit Committee (May 2021–October 2023). In addition to her public Board Director positions, Ms. Conley served as an independent Board Director for Keystone Dental, Inc a privately held company and was a member of the Audit Committee (February 2022–December 2023). Previously, Ms. Conley was President and Board Member of AcceLINX, Inc., a musculoskeletal health business accelerator from (March 2017 - December 2022). From September 2012 to May 2017, Ms. Conley was President & CEO of OrthoWorx, Inc., a community-based initiative that works strategically and collaboratively with the orthopedic industry and other stakeholders. Prior to her role as the President and CEO of OrthoWorx, Inc., Ms. Conley spent 25 years with Zimmer, Inc. in a number of escalating executive leadership roles across a variety of product segments and geographies, during which she provided key leadership in the development and commercial release of over 50 industry leading brands, including as Group President, Americas and Global Brand Management, and Chief Marketing Officer from December 2005 until May 2008. Ms. Conley holds a Bachelor of Science (Biology and Chemistry) and an MBA from Ball State University. She is also an NACD Certified Director. Neuronetics believes that Ms. Conley’s business expertise in the medical device industry, executive leadership and experience in operations and international markets, along with her expertise in board governance qualifies her to serve as a director on the Combined Company’s board of directors.

Glenn P. Muir	65
Mr. Muir has served as a member of the Neuronetics Board since July 2017. From 1992 until 2014 when he retired, Mr. Muir was the Chief Financial Officer at Hologic, Inc., a publicly traded manufacturer and supplier of medical products. He served as Hologic’s Executive Vice President of Finance & Administration from 2000 to 2014, as Vice President of Finance & Administration from 1992 to 2000, and as Controller from 1988 to 1992. Mr. Muir served as a Director of Hologic from 2001 to 2013. Mr. Muir served as Chief Financial Officer and Vice President of Finance & Administration at Metallon Engineered Materials Corp. from 1986 to 1988. He served as a Senior Auditor with Arthur Andersen & Co. from 1981 to 1984. Mr. Muir has been a Director of two publicly traded life science and biotechnology companies, Repligen Corporation and G1 Therapeutics, Inc., since 2015. He served as an Independent Director at ReWalk Robotics Ltd. and RainDance Technologies, Inc., both from 2014 to 2017. Mr. Muir earned his bachelor’s degree in accounting from the University of Massachusetts in Amherst, his M.B.A. from the Harvard Business School, and his M. Sc. in taxation from Bentley College Graduate School of Business. He is a certified public accountant (inactive since 2022). Neuronetics believes Mr. Muir’s leadership and management experience with medical product companies and financial expertise qualifies him to serve as a director on the Combined Company’s board of directors.

Megan Rosengarten	47
Ms. Rosengarten has served as a member of the Neuronetics Board since August 2021. Ms. Rosengarten is a proven leader known for identifying and championing disruptive technologies in the healthcare space, as well as for commercializing new insights and opportunities. She served as President of the Surgical Robotics business of Medtronic, an over $20 billion medical device company, from 2018 to 2022. There she built and launched a new robotics Global Operating Unit and acquired and successfully integrated a UK-based surgical artificial intelligence start-up, Digital Surgery. From 2014 to 2018, Ms. Rosengarten was VP, Global Marketing, for Hologic, Inc.’s $1 billion Breast and Skeletal Health

Name	Age	Business Experience, Public Company Directorships Held

Division where she served a key role in the company’s turnaround by defining global strategies and executing on opportunities to accelerate growth through innovation. Prior to joining Hologic, Inc., Ms. Rosengarten worked at Covidien from 2008 to 2014 where she helped to found the Robotics incubator to which she later returned to lead and commercialize. Prior to joining Covidien, she led marketing efforts for contact lens and consumer healthcare brands at Johnson & Johnson. She served on the board of BioCT, an organization dedicated to advancing the bioscience industry in Connecticut and as a director of Digital Surgery post-acquisition by Medtronic. Ms. Rosengarten also serves on the Board of Directors of KoKo Medical (formerly Early Bird Medical, Inc.), a medical device startup committed to saving the lives of mothers by developing innovative products that allow for rapid postpartum hemorrhage intervention. In addition, she is a member of the board of BioCoat, specialists in hydrophilic coatings and related equipment and services for medical devices. Ms. Rosengarten earned her MBA from Kenan-Flagler Business School at the University of North Carolina, with concentrations in marketing and international business, and her B.S. in Biological Anthropology and Anatomy from Duke University. Neuronetics believes Ms. Rosengarten’s management experience with medical product companies and expertise commercializing and marketing medical devices qualifies her to serve as a director on the Combined Company’s board of directors.

Keith J. Sullivan	66
Mr. Sullivan has served as Neuronetics’ President and Chief Executive Officer and as a member of the Neuronetics Board since July 2020. Previously, he was Chief Commercial Officer and President (North America) of ZELTIQ Aesthetics, Inc. (“ZELTIQ”), a medical technology company focused on developing and commercializing products utilizing its proprietary controlled-cooling technology platform under the Coolsculpting® brand, from January 2016 until the acquisition of ZELTIQ by Allergan, Inc. in April 2017. Mr. Sullivan previously served as Senior Vice President and Chief Commercial Officer of ZELTIQ from November 2014 until January 2016 and as Senior Vice President of Worldwide Sales and Marketing from July 2013 through October 2014. Mr. Sullivan, who has more than 30 years of senior sales leadership experience in the medical device industry, has previously held leadership positions with Medicis Pharmaceuticals, Reliant Technologies, Medtronic, Vision Quest Laser Center and Coherent Medical. Mr. Sullivan received a Bachelor of Business Administration from the College of William and Mary. Mr. Sullivan serves on the Boards of Directors of Cutera, Inc., Sientra, Inc. and Venus Concept. Neuronetics believes Mr. Sullivan’s leadership role at Neuronetics, responsibility for developing Neuronetics’ strategic direction and management experience with medical product companies qualifies him to serve as a director on the Combined Company’s board of directors.

Other Board Matters
Robert A. Cascella will serve as the chairman of the Combined Company Board. In that capacity, Mr. Cascella will preside at all meetings of the board of directors and of the stockholders at which he is present.
Officers of the Combined Company
Neuronetics intends to combine the management teams of Neuronetics and Greenbrook, with Keith J. Sullivan serving as President and Chief Executive Officer, immediately after the consummation of the Arrangement.

CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS
The following is, as of the date hereof, a summary of the principal Canadian federal income tax considerations under the Tax Act in respect of the Arrangement that are generally applicable to a beneficial owner of Greenbrook Shares who at all relevant times and for purposes of the Tax Act: (a) deals at arm’s length with Greenbrook and Neuronetics; (b) is not and will not be affiliated with Greenbrook or Neuronetics; and (c) holds Greenbrook Shares and will hold any Neuronetics Shares received pursuant to the Arrangement as capital property (each such owner, a “Holder”).
The Greenbrook Shares and Neuronetics Shares generally will be considered capital property to a Holder for purposes of the Tax Act unless the Holder holds or uses, or is deemed to hold or use, such shares in the course of carrying on a business of trading or dealing in securities or the Holder has acquired or holds, or is deemed to have acquired or hold, such shares in a transaction or transactions considered to be an adventure or concern in the nature of trade.
This summary is not applicable to a Holder who has acquired or will acquire Greenbrook Shares under or in connection with Greenbrook DSUs, Greenbrook RSUs, Greenbrook PSUs, Greenbrook Options, Greenbrook Warrants or other conversion or exchange rights to acquire Greenbrook Shares or equity-based employment compensation arrangement, and the tax considerations relevant to such Holders are not discussed herein. Any such persons referenced above should consult their own tax advisor with respect to the tax consequences of the Arrangement.
In addition, this summary is not applicable to a Holder: (a) that is a “financial institution” (as defined in the Tax Act for the purposes of the “mark-to-market rules”); (b) that is a “specified financial institution” (as defined in the Tax Act); (c) an interest in which is a “tax shelter investment” (as defined in the Tax Act); (d) that reports its “Canadian tax results” (as defined in the Tax Act) in a currency other than the Canadian currency; (e) in respect of whom Neuronetics is or will be a “foreign affiliate” (as defined in the Tax Act); (f) that has entered into or will enter into a “synthetic disposition agreement” (as defined in the Tax Act) or a “derivative forward agreement” (as defined in the Tax Act) with respect to Greenbrook Shares or Neuronetics Shares; or (g) that receives dividends on Greenbrook Shares or Neuronetics Shares under or as part of a “dividend rental arrangement” (as defined in the Tax Act). Such Holders should consult their own tax advisors.
This summary is based on the current provisions of the Tax Act in force as of the date hereof and an understanding of the published administrative policies and assessing practices of the CRA publicly available prior to the date hereof. This summary also takes into account all specific proposals to amend the Tax Act that have been publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”) and assumes that the Proposed Amendments will be enacted in the form proposed. No assurance can be given that the Proposed Amendments will be enacted in the form proposed, or at all. Except for the Proposed Amendments, this summary does not otherwise take into account or anticipate any other changes in law, whether by judicial, governmental or legislative decision or action or changes in the administrative policies or assessing practices of the CRA, nor does it take into account provincial, territorial or foreign tax legislation or considerations, which may differ from the Canadian federal income tax considerations discussed below.
This summary is of a general nature only and is not exhaustive of all possible Canadian federal income tax considerations. This summary is not, and should not be construed as, legal, business or tax advice to any particular Holder and no representation with respect to the tax consequences to any particular Holder is made. Accordingly, all Holders should consult their own tax advisors regarding the Canadian federal income tax consequences of the Arrangement applicable to their particular circumstances, and any other consequences to them of such transactions under Canadian federal, provincial, local and foreign tax laws.
Currency Conversion
Subject to certain exceptions that are not discussed herein, for purposes of the Tax Act, all amounts relating to the acquisition, holding or disposition of securities (including dividends, adjusted cost base and proceeds of disposition) must be expressed in Canadian dollars. For purposes of the Tax Act, amounts denominated in a currency other than Canadian dollars must be converted into Canadian dollars using the appropriate exchange rate on the applicable date (as determined in accordance with the detailed rules in the Tax Act) of the related acquisition, disposition or recognition of income.

Holders Resident in Canada
This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act and any applicable income tax treaty or convention: (i) is, or is deemed to be, resident in Canada; and (ii) is not exempt from tax under Part I of the Tax Act (a “Resident Holder”).
Additional considerations, not discussed herein, may be applicable to a Resident Holder that is a corporation whose investment in a non-resident corporation as part of a transaction or event or series of transactions or events that includes the acquisition of Neuronetics Shares is subject to the foreign affiliate dumping rules in section 212.3 of the Tax Act. Such Resident Holders should consult their tax advisors with respect to the consequences of acquiring Neuronetics Shares.
Certain Resident Holders whose Greenbrook Shares might not otherwise qualify as capital property may, in certain circumstances, be eligible to make an irrevocable election in accordance with subsection 39(4) of the Tax Act to have their Greenbrook Shares (but not Neuronetics Shares), and every other “Canadian security” (as defined in the Tax Act) owned by such Resident Holder in the taxation year in which the election is made and in all subsequent taxation years, be deemed to be capital property. Resident Holders should consult their own tax advisors as to whether they hold or will hold their Greenbrook Shares and Neuronetics Shares as capital property and whether such election can or should be made in respect of their Greenbrook Shares.
Disposition of Greenbrook Shares Pursuant to the Arrangement
A Resident Holder (other than a Resident Dissenter (as defined below)) who exchanges Greenbrook Shares for Neuronetics Shares under the Arrangement will be considered to have disposed of such Greenbrook Shares for proceeds of disposition equal to the aggregate fair market value at the time of disposition of the Consideration Shares received by the Resident Holder for such Greenbrook Shares (and the amount of cash received by the Resident Holder in lieu of any fractions of Consideration Shares that such Resident Holder would have otherwise received). As a result, the Resident Holder will generally realize a capital gain (or a capital loss) to the extent that such proceeds of disposition exceed (or are less than) the aggregate of the Resident Holder’s adjusted cost base of the Greenbrook Shares immediately before the time of disposition and any reasonable costs of disposition. For a description of the tax treatment of capital gains and capital losses see “—Taxation of Capital Gains and Capital Losses” below.
The cost to a Resident Holder of Consideration Shares acquired under the Arrangement as consideration for such Resident Holder’s Greenbrook Shares will be equal to the fair market value, at the time of acquisition, of such Consideration Shares so received by such Resident Holder. For the purpose of determining the adjusted cost base of such Consideration Shares to a Resident Holder, the cost of the newly acquired Consideration Shares will be averaged with the adjusted cost base of all Neuronetics Shares owned by the Resident Holder as capital property immediately before that acquisition.
Dissenting Resident Holders
A Resident Holder who validly exercises Dissent Rights and is entitled to be paid fair value for their Greenbrook Shares in accordance with the Arrangement (a “Resident Dissenter”) will be deemed to transfer their Greenbrook Shares to Neuronetics in consideration for an amount equal to the fair value of such Greenbrook Shares.
A Resident Dissenter who is entitled to be paid the fair value of their Greenbrook Shares by Neuronetics will be considered to have disposed of such Greenbrook Shares for proceeds of disposition equal to the amount received by the Resident Dissenter (other than any portion thereof that is interest awarded by a court). Such Resident Dissenters will realize a capital gain (or incur a capital loss) to the extent that such proceeds of disposition exceeds (or is less than) the aggregate of the adjusted cost base of the Greenbrook Shares to the Resident Dissenter immediately before their transfer to Neuronetics pursuant to the Arrangement and the Resident Dissenter’s reasonable costs of the disposition. See “— Taxation of Capital Gains and Capital Losses” below.
Any interest awarded to a Resident Dissenter by a court will be included in the Resident Dissenter’s income for purposes of the Tax Act.
Taxation of Capital Gains and Capital Losses
Subject to the Capital Gains Proposals (as defined below), a Resident Holder will generally be required to include in computing income for a taxation year one-half of the amount of any capital gain (a “taxable capital gain”) realized in that year. A Resident Holder will generally be required to deduct one half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized by the Resident Holder in that taxation year (subject to and in accordance with rules contained in the Tax Act). Allowable capital losses in excess of taxable capital gains for a taxation year may be carried back to any of the three preceding taxation years or carried forward to any subsequent taxation year and deducted against net taxable capital gains realized in such years to the extent and under the circumstances specified by the Tax Act.
Proposed Amendments related to the capital gains inclusion rate (the “Capital Gains Proposals”) would increase a Resident Holder’s capital gains inclusion rate for a taxation year ending after June 24, 2024, from one-half to two-thirds, subject to a transitional rule applicable for a Resident Holder’s 2024 taxation year that would reduce the capital gains inclusion rate for that taxation year to, in effect, be one-half for net capital gains realized before June 25, 2024. The Capital Gains Proposals also include provisions that would, generally, offset the increase in the capital gains inclusion rate for up to $250,000 of net capital gains realized (or deemed to be realized) by Resident Holders that are individuals (including certain trusts) in the year that are not offset by net capital losses carried back or forward from another taxation year. The Capital Gains Proposals also provide that capital losses realized prior to June 25, 2024, which are deductible against capital gains included in income for the 2024 or subsequent taxation years will offset an equivalent capital gain regardless of the inclusion rate which applied at the time such capital losses were realized. Resident Holders should consult their own tax advisors with respect to the Capital Gains Proposals.
A capital loss realized on the disposition of Greenbrook Shares by a Resident Holder that is a corporation may be reduced by the amount of dividends received or deemed to have been received by the corporation on such shares to the extent and under the circumstances specified by the Tax Act. Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns Greenbrook Shares directly or indirectly through a partnership or trust. Resident Holders to whom these rules may be relevant should consult their own advisors.
A capital gain realized by a Resident Holder who is an individual (including certain specified trusts) may be relevant for purposes of calculating liability for alternative minimum tax under the Tax Act. Resident Holders should consult their own tax advisors in this regard.
Dividends on Neuronetics Shares
A Resident Holder will be required to include in computing income for a taxation year the amount of dividends, if any, received or deemed to be received in respect of Neuronetics Shares, including amounts withheld for U.S. withholding tax, if any. For a Resident Holder who is an individual (including a trust), such dividends will not be subject to the gross-up and dividend tax credit rules under the Tax Act normally applicable to taxable dividends received by an individual from a corporation resident in Canada for purposes of the Tax Act. A Resident Holder that is a corporation will generally not be entitled to deduct the amount of such dividends in computing its taxable income.
Subject to the detailed rules in the Tax Act, a Resident Holder may be entitled to a foreign tax credit or deduction for any U.S. withholding tax paid with respect to dividends received by the Resident Holder on the Neuronetics Shares. Resident Holders should consult their own tax advisors with respect to the availability of a foreign tax credit or deduction having regard to their own particular circumstances.
Disposition of Neuronetics Shares
A Resident Holder that disposes of, or is deemed to dispose of, a Neuronetics Share in a taxation year will realize a capital gain (or a capital loss) equal to the amount by which the proceeds of disposition of the Neuronetics Share exceeds (or is exceeded by) the aggregate of the Resident Holder’s adjusted cost base of such Neuronetics Share immediately before the disposition and any reasonable costs of disposition. For a description of the tax treatment of capital gains and capital losses see “—Taxation of Capital Gains and Capital Losses” above.
Foreign tax, if any, levied on any gain realized on a disposition of the Neuronetics Shares may be eligible for a foreign tax credit or deduction under the Tax Act to the extent and under the circumstances described in the Tax Act. Resident Holders should consult their own tax advisors with respect to the availability of a foreign tax credit or deduction, having regard to their own particular circumstances.

Additional Refundable Tax
A Resident Holder that is throughout the year a “Canadian-controlled private corporation” (as defined in the Tax Act), or at any time in the year a “substantive CCPC” (as defined in the Tax Act), may be liable to pay an additional tax (refundable in certain circumstances) on its “aggregate investment income” (as defined in the Tax Act), including taxable capital gains, dividends on Neuronetics Shares, and interest. Resident Holders are advised to consult their own tax advisors in this regard.
Foreign Property Information Reporting
Generally, a Resident Holder that is a “specified Canadian entity” (as defined in the Tax Act) for a taxation year or a fiscal period and whose total “cost amount” of “specified foreign property” (as such terms are defined in the Tax Act), including Neuronetics Shares, at any time in the year or fiscal period exceeds $100,000 will be required to file an information return with the CRA for the year or period disclosing prescribed information in respect of such property. Subject to certain exceptions, a Resident Holder will be a specified Canadian entity, as will certain partnerships.
Penalties may apply where a Resident Holder fails to file the required information return in respect of such Resident Holder’s “specified foreign property” (as defined in the Tax Act) on a timely basis in accordance with the Tax Act. The reporting rules in the Tax Act are complex and this summary does not purport to address all circumstances in which reporting may be required by a Resident Holder. Resident Holders should consult their own tax advisors regarding the reporting rules contained in the Tax Act and compliance with these reporting requirements.
Offshore Investment Fund Property Rules
The Tax Act contains rules (the “OIF Rules”) which may, in certain circumstances, require a Resident Holder to include in income in each taxation year an amount in respect of the acquisition and holding of Neuronetics Shares, if (a) the value of such Neuronetics Shares may reasonably be considered to be derived, directly or indirectly, primarily from portfolio investments in certain assets described in paragraph 94.1(1)(b) of the Tax Act, particularly (i) shares of the capital stock of one or more corporations, (ii) indebtedness or annuities, (iii) interests in one or more corporations, trusts, partnerships, organizations, funds or entities, (iv) commodities, (v) real estate, (vi) Canadian or foreign resource properties, (vii) currency of a country other than Canada, (viii) rights or options to acquire or dispose of any of the foregoing, or (ix) any combination of the foregoing (collectively, “Investment Assets”) and (b) it may reasonably be concluded, having regard to all the circumstances, that one of the main reasons for the Resident Holder acquiring, holding or having the Neuronetics Shares was to derive a benefit from portfolio investments in Investment Assets in such a manner that the taxes, if any, on the income, profits and gains from such Investment Assets for any particular year are significantly less than the tax that would have been applicable under Part I of the Tax Act if the income, profits and gains had been earned directly by the Resident Holder.
The OIF Rules are complex, and their application and consequences depend, in part, on the reasons for a Resident Holder acquiring or holding Neuronetics Shares. Resident Holders are urged to consult their own tax advisors regarding the application and consequences of the OIF Rules, in their own particular circumstances.
Eligibility for Investment
Provided the Neuronetics Shares are listed on a “designated stock exchange” (as defined in the Tax Act, which currently includes Nasdaq) on the date of issuance, the Neuronetics Shares will be qualified investments on such date under the Tax Act for a trust governed by a “registered retirement savings plan”, a “registered retirement income fund”, a “registered education savings plan”, a “registered disability savings plan”, a “tax-free savings account”, a “first home savings account” (each, a “Registered Plan”) or a “deferred profit sharing plan” (each as defined in the Tax Act).
Notwithstanding that Neuronetics Shares may be qualified investments for a Registered Plan, a holder, annuitant, or subscriber, as the case may be, of or under a Registered Plan (each, a “Plan Holder”), will be subject to a penalty tax on such shares if such shares are a “prohibited investment” (as defined in the Tax Act) for the particular Registered Plan. Neuronetics Shares will generally not be a “prohibited investment” unless the Plan Holder does not deal at arm’s length with Neuronetics for purposes of the Tax Act or has a “significant interest” (as defined in the Tax Act) in Neuronetics. Also, the Neuronetics Shares will not be a prohibited investment if the Neuronetics Shares are “excluded property” (as defined in the Tax Act) for the Registered Plan.

Plan Holders are advised to consult their own tax advisors with respect to whether Neuronetics Shares are “prohibited investments” in their particular circumstances and the tax consequences of Neuronetics Shares being acquired or held by a Registered Plan.
In the event that the Neuronetics Shares cease to be listed on a designated stock exchange, such Neuronetics Shares may become “non-qualified investments” on such date under the Tax Act for a trust governed by a Registered Plan or a deferred profit sharing plan. A Registered Plan or deferred profit sharing plan or its Plan Holder or beneficiary, as applicable, could be subject to taxes and penalties under the Tax Act if such Registered Plan or deferred profit sharing plan holds non-qualified investments. Resident Holders who intend to hold Neuronetics Shares in a Registered Plan or deferred profit sharing plan are advised to consult their own tax advisors in this regard.
Holders Not Resident in Canada
The following portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act and any applicable income tax treaty or convention, is neither resident nor deemed to be resident in Canada, and does not and will not use or hold, and is not and will not be deemed to use or hold, Greenbrook Shares or Neuronetics Shares in connection with a business carried on, or deemed to be carried on, in Canada (a “Non-Resident Holder”). Special rules, which are not discussed in this summary, may apply to a Non-Resident Holder that is an insurer carrying on an insurance business in Canada and elsewhere or an “authorized foreign bank” (as defined in the Tax Act) and any such Non-Resident Holders should consult their own tax advisors.
Disposition of Shares
A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain, or be entitled to deduct any capital loss, realized by such Non-Resident Holder on the disposition of Greenbrook Shares pursuant to the Arrangement, or on the future or deemed disposition of Neuronetics Shares, unless the Greenbrook Shares or Neuronetics Shares, as applicable, are, or are deemed to be, “taxable Canadian property” and are not “treaty-protected property” to the Non-Resident Holder for purposes of the Tax Act.
Generally, a Greenbrook Share will not be taxable Canadian property of a Non-Resident Holder at a particular time provided that, at any time during the 60-month period immediately preceding the disposition, no more than 50% of the fair market value of such share was derived (otherwise than through a corporation, partnership or trust the shares or interests in which were not themselves taxable Canadian property at the particular time) from one or any combination of real or immovable property situated in Canada, “Canadian resource property” or “timber resource property” (both as defined in the Tax Act), and options in respect of, or interests in, or for civil law rights in, any such properties (whether or not such property exists).
Generally, a Neuronetics Share will not be taxable Canadian property of a Non-Resident Holder at a particular time provided that the share is listed on a “designated stock exchange” (which currently includes Nasdaq) unless, at any time during the 60-month period immediately preceding the disposition: (a) one or any combination of (i) the Non-Resident Holder, (ii) any one or more other persons with whom the Non-Resident Holder does not deal at arm’s length, or (iii) any partnership in which the Non-Resident Holder or a non-arm’s length person holds a membership interest directly or indirectly through one or more partnerships, owned 25% or more of the issued shares of any class or series in the capital of Neuronetics; and (b) more than 50% of the fair market value of such share was derived from one or any combination of real or immovable property situated in Canada, “Canadian resource property” or “timber resource property” (both as defined in the Tax Act), and options in respect of, or interests in, or for civil law rights in, any such properties (whether or not such property exists). If the Neuronetics Share is not listed on any designated stock exchange, the Neuronetics Share would generally be “taxable Canadian property” of a Non-Resident Holder at any time if, at any particular time during the 60-month period that ends at that time, the condition described in (b) above is met.
Notwithstanding the foregoing, in certain other circumstances a Greenbrook Share or Neuronetics Share, as applicable, could be deemed to be taxable Canadian property to the Non-Resident Holder for purposes of the Tax Act. Non-Resident Holders should consult their own tax advisors in this regard.
Even if the Greenbrook Shares or Neuronetics Shares, as applicable, are taxable Canadian property to a Non-Resident Holder, a taxable capital gain or an allowable capital loss resulting from the disposition of such shares will not be taken into account in computing the Non-Resident Holder’s taxable income for purposes of the Tax Act if, at the time of the disposition, the Greenbrook Shares or Neuronetics Shares, as applicable, constitute “treaty-protected property” of the Non-Resident Holder for purposes of the Tax Act. Greenbrook Shares or Neuronetics Shares, as applicable, will generally be considered “treaty-protected property” of a Non-Resident Holder for purposes of the Tax Act at the time of the disposition if the gain from such disposition would, because of an applicable income tax treaty between Canada and the country in which the Non-Resident Holder is resident for purposes of such treaty and in respect of which the Non-Resident Holder is entitled to receive benefits thereunder, be exempt from tax under Part I of the Tax Act.
In the event that the Greenbrook Shares or Neuronetics Shares, as applicable, constitute taxable Canadian property and are not treaty-protected property to a particular Non-Resident Holder, the Non-Resident Holder will realize a capital gain (or capital loss) generally in the circumstances and computed in the manner described above under “—Holders Resident in Canada—Disposition of Greenbrook Shares Pursuant to the Arrangement”, “— Holders Resident in Canada—Disposition of Neuronetics Shares” and “—Holders Resident in Canada—Taxation of Capital Gains and Capital Losses”. A Non-Resident Holder who disposes of taxable Canadian property that is not treaty-protected property may have to file a Canadian income tax return for the year in which the disposition occurs.
Non-Resident Holders whose Greenbrook Shares or Neuronetics Shares, as applicable, are, or may be, taxable Canadian property should consult their own tax advisors for advice having regard to their particular circumstances, including whether such shares constitute treaty-protected property.
Dissenting Non-Resident Holders
A Non-Resident Holder that validly exercises Dissent Rights and is entitled to be paid fair value for their Greenbrook Shares in accordance with the Arrangement (a “Non-Resident Dissenter”) will be deemed to transfer such Greenbrook Shares to Neuronetics in consideration for an amount equal to the fair value of such Greenbrook Shares.
As discussed above under “—Holders Not Resident in Canada—Disposition of Shares”, a Non-Resident Dissenter will not be subject to tax under the Tax Act on any capital gain, or be entitled to deduct any capital loss, realized by such Non-Resident Dissenter on the disposition of Greenbrook Shares unless the Greenbrook Shares constitute “taxable Canadian property” (as defined in the Tax Act) and are not “treaty-protected property” (as defined in the Tax Act) of the Non-Resident Dissenter at the time of disposition.
Any interest paid or credited to a Non-Resident Dissenter in respect of the exercise of Dissent Rights will not be subject to Canadian withholding tax, provided that such interest is not “participating debt interest” (as defined in the Tax Act). Non-Resident Holders should consult their own tax advisors in this regard.
Dividends on Neuronetics Shares
Dividends paid on Neuronetics Shares to a Non-Resident Holder will not be subject to Canadian withholding tax or other income tax under the Tax Act.
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of certain of the material United States federal income tax considerations for Greenbrook Shareholders relating to the exchange of Greenbrook Shares for Neuronetics Shares pursuant to the Arrangement and the ownership and disposition of such Neuronetics Shares. Except as provided below, this discussion does not address any tax consequences arising under the Medicare contribution tax on net investment income or the alternative minimum tax, U.S. federal non-income tax laws or the laws of any state or local or non-U.S. jurisdiction. This discussion is based on the Code (and any reference in this Joint Proxy Statement/Circular to any particular Code section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified), the regulations of the U.S. Treasury Department promulgated thereunder (“Treasury Regulations”) and judicial authorities and published positions of the IRS, all as currently in effect on the date of this Joint Proxy Statement/Circular. These laws may change or be subject to differing interpretations, possibly retroactively, and any change or differing interpretation could affect the continuing validity of this discussion. We have not sought and do not intend to seek a ruling from the IRS regarding the matters discussed below. This discussion assumes that (i) the Arrangement will be consummated in accordance with the Arrangement Agreement, the Plan of Arrangement, and as described in this Joint Proxy Statement/Circular, and (ii) at the Effective Time, Neuronetics will deliver the Consideration Shares to a direct wholly-owned Neuronetics subsidiary, and such subsidiary will then deliver the Consideration Shares to its wholly-owned direct subsidiary, which will acquire the Greenbrook Shares from the Greenbrook Shareholders (which steps Neuronetics intends to carry out and which are intended to cause the Arrangement to be treated as a taxable exchange for U.S. federal income tax purposes). This discussion does not address any U.S. federal income tax consequences to Greenbrook Shareholders who (i) exercise their statutory or judicial rights of appraisal or (ii) either individually or as a group are treated as related to Neuronetics under certain provisions of the Code.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Greenbrook Shares that is, for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof or the District of Columbia;
•
a trust if it (i) is subject to the primary supervision of a U.S. court and one or more United States persons (as defined in Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person; or

•	an estate that is subject to U.S. federal income tax on its income regardless of its source.
For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner of Greenbrook Shares other than a U.S. Holder or a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes.
If a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Greenbrook Shares, the tax treatment of a person treated as a partner in such partnership for U.S. federal income tax purposes generally will depend upon the status of the partner and the activities of the partnership. Such partnerships and partners in such partnerships should consult their own tax advisors regarding the tax consequences of the Arrangement to them.
This discussion assumes that Greenbrook Shareholders hold their Greenbrook Shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to a Greenbrook Shareholder in light of its particular circumstances or that may be applicable if such holder is a member of a special class of holders subject to special rules, including:
•	a bank or other financial institution;
•	a tax-exempt or governmental organization;
•	a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, or an investor in the foregoing;
•	an insurance company;
•	a regulated investment company or real estate investment trust;
•	a mutual fund;
•	a broker or dealer in securities, stocks, commodities or currencies;
•	a trader in securities who elects the mark-to-market method of accounting for securities;
•	a passive foreign investment company or controlled foreign corporation for U.S. federal income tax purposes;
•	a U.S. expatriate, former citizen or long-term resident of the United States;

•
a person who directly, indirectly or constructively owned more than five percent (5%) of the outstanding Greenbrook Shares at any time during the period ending on the date of the Arrangement or who directly, indirectly or constructively has owned or will own following the Arrangement more than five percent (5%) of the outstanding Neuronetics Shares;

•	a Greenbrook Shareholder who received or will receive (pursuant to a Greenbrook RSU, a Greenbrook DSU or a comparable arrangement, a Greenbrook Option, or otherwise) Greenbrook Shares as compensation;
•	a U.S. Holder that has a functional currency other than the U.S. dollar;
•	a person subject to special tax accounting rules under Section 451(b) of the Code;
•	a person that holds Greenbrook Shares or Neuronetics Shares as part of a straddle, or a hedging or a conversion transaction; or
•	a person liable for the alternative minimum tax or the Medicare contribution tax on net investment income.
The following discussion does not address the tax consequences of any transactions effectuated before, after or at the same time as the Arrangement, whether or not in connection with the Arrangement, including, without limitation, the tax consequences to holders of options, warrants, restricted share units, deferred share units, performance share units, or similar rights to purchase Greenbrook Shares.
Greenbrook Shareholders are urged to consult their own tax advisors regarding the specific tax consequences of the Arrangement to them in light of their particular situations, including the applicability and effect of any U.S. federal, state, local or non-U.S. tax laws.
U.S. Federal Income Tax Classification of Greenbrook
Although Greenbrook is organized as a corporation under the OBCA, Greenbrook takes the position that it is treated as a U.S. domestic corporation for all U.S. federal income tax purposes under Section 7874 of the Code and the Treasury Regulations thereunder. The remainder of this summary assumes that Greenbrook will be treated as a U.S. domestic corporation for U.S. federal income tax purposes.
U.S. Federal Income Tax Considerations for U.S. Holders
Exchange of Greenbrook Shares for Neuronetics Shares Pursuant to the Arrangement
The receipt of Neuronetics Shares by U.S. Holders in exchange for Greenbrook Shares pursuant to the Arrangement should be a taxable transaction for U.S. federal income tax purposes. A U.S. Holder who receives Neuronetics Shares in exchange for Greenbrook Shares pursuant to the Arrangement generally should recognize capital gain or loss equal to the difference, if any, between (i) the fair market value of the Neuronetics Shares received on the Effective Date (treating any fractional shares that are sold by the Depositary on the holder’s behalf as described herein as received by the holder) and (ii) the U.S. Holder’s adjusted tax basis in its Greenbrook Shares exchanged therefor.
Capital gains of a non-corporate U.S. Holder will generally be eligible for preferential U.S. federal income tax rates that are applicable to long-term capital gains if the U.S. Holder has held its Greenbrook Shares for more than one year as of the effective date of the Arrangement and meets other applicable requirements. Capital gains of a non-corporate U.S. Holder will generally be treated as short-term capital gains (and taxed at ordinary income tax rates) if the U.S. Holder has held its Greenbrook Shares for one year or less as of the date of the Arrangement. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Greenbrook Shares at different times or different prices, such U.S. Holder must determine its tax basis and holding period separately for each block of Greenbrook Shares.
A U.S. Holder’s aggregate adjusted tax basis in the Neuronetics Shares received in the Arrangement should equal the fair market value of those shares on the Effective Date of the Arrangement, and the holder should have a holding period in the Neuronetics Shares received that begins on the day following the Effective Date of the Arrangement.

Ownership and Disposition of Neuronetics Shares
Distributions. A distribution of cash or property to a U.S. Holder with respect to its Neuronetics Shares generally will be treated as a dividend to the extent paid out of Neuronetics’ current or accumulated earnings and profits and will be includible in income by the U.S. Holder and taxable as ordinary income when received. If such a distribution exceeds Neuronetics’ current and accumulated earnings and profits, the excess will be first treated as a tax-free return of the U.S. Holder’s investment, up to the U.S. Holder’s tax basis in its Neuronetics Shares, and thereafter as a capital gain. Dividends received by a non-corporate U.S. Holder will be eligible to be taxed at reduced rates if the U.S. Holder meets certain holding period and other applicable requirements. Dividends received by a corporate U.S. Holder will be eligible for the dividends-received deduction if the U.S. Holder meets certain holding period and other applicable requirements.
Sale, Exchange or Other Taxable Disposition of Neuronetics Shares. For U.S. federal income tax purposes, gain or loss a U.S. Holder realizes on the sale, exchange or other taxable disposition of its Neuronetics Shares will be capital gain or loss, and will be long-term capital gain or loss if the U.S. Holder’s holding period in the Neuronetics Shares is greater than one year. The amount of the U.S. Holder’s gain or loss will be equal to the difference between the amount realized on the disposition and the U.S. Holder’s tax basis in the Neuronetics Shares that were sold. Long-term capital gain of a U.S. Holder who is an individual generally is subject to reduced tax rates. The deductibility of capital losses may be subject to limitations.
Information Reporting and Backup Withholding
Payments to a U.S. Holder pursuant to the Arrangement may, under certain circumstances, be subject to information reporting and backup withholding. In addition, distributions with respect to Neuronetics Shares and proceeds from the sale or other taxable disposition of Neuronetics Shares generally will be subject to information reporting to the IRS and possible backup withholding. To avoid backup withholding, a U.S. Holder should timely complete and return an IRS Form W-9, certifying that such U.S. Holder is a “United States person” as defined under the Code, the taxpayer identification number provided is correct, and such U.S. Holder is not subject to backup withholding. Certain types of U.S. Holders (including, with respect to certain types of payments, corporations) generally are not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or a credit against a U.S. Holder’s U.S. federal income tax liability if the required information is furnished by such holder on a timely basis to the IRS.
U.S. Holders are urged to consult their own tax advisors as to the particular tax consequences of the Arrangement, including the effect of U.S. federal, state and local tax laws or non-U.S. tax laws.
U.S. Federal Income Tax Considerations for Non-U.S. Holders
Exchange of Greenbrook Shares for Neuronetics Shares Pursuant to the Arrangement
Subject to the discussion below on backup withholding, a Non-U.S. Holder generally should not be subject to U.S. federal income tax on any gain realized as a result of the Arrangement unless (a) such gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable), (b) the Non-U.S. Holder is a non-resident alien individual present in the United States for 183 days or more during the taxable year of the Arrangement and certain other requirements are met, or (c) Greenbrook is or was a “United States real property holding corporation” for U.S. federal income tax purposes (a “USRPHC”) at any time during the shorter of the five-year period preceding the Non-U.S. Holder’s exchange of Greenbrook Shares pursuant to the Arrangement or its holding period in such Greenbrook Shares.
Gain described in clause (a) above generally will be subject to U.S. federal income tax on a net income basis at the regular rates. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.
Gain described in clause (b) above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder provided that the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With regard to clause (c) above, in general, a corporation is a USRPHC if the fair market value of its United States real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. Greenbrook believes it currently is not a USRPHC. However, because the determination of whether Greenbrook is a USRPHC is made from time to time and depends on the relative fair market value of its assets, there can be no assurance that Greenbrook currently is not a USRPHC or has not been a USRPHC in the past. If Greenbrook were a USRPHC, the tax relating to disposition of stock in a USRPHC generally would not apply to a Non-U.S. Holder whose holdings, directly, indirectly, and constructively, constituted 5% or less of outstanding Greenbrook Shares at all times during the applicable period, provided that the Greenbrook Shares were “regularly traded on an established securities market” (as provided in applicable Treasury Regulations) at any time during the calendar year in which the disposition occurs. However, no assurance can be provided that the Greenbrook Shares will be so treated for purposes of the rules described above. If a Non-U.S. Holder is subject to U.S. federal income tax pursuant to these rules, any gain realized by the Non-U.S. Holder from its exchange of Greenbrook Shares pursuant to the Arrangement would be taxed on a net income basis at the graduated rates applicable to U.S. persons, and the holder would be required to file a U.S. tax return with respect to such gains.
Ownership and Disposition of Neuronetics Shares
Distributions. A distribution of cash or property to a Non-U.S. Holder with respect to its Neuronetics Shares generally will be treated as a dividend to the extent paid out of Neuronetics’ current or accumulated earnings and profits. If such a distribution exceeds Neuronetics’ current and accumulated earnings and profits, the excess will be first treated as a tax-free return of the Non-U.S. Holder’s investment, up to the Non-U.S. Holder’s tax basis in the Neuronetics Shares, and thereafter as a capital gain subject to the tax treatment described above in “—U.S. Federal Income Tax Considerations for Non-U.S. Holders—Exchange of Greenbrook Shares for Neuronetics Shares Pursuant To The Arrangement”.
Dividends paid to a Non-U.S. Holder generally will be subject to withholding of U.S. federal income tax at a 30% rate, or such lower rate as may be specified by an applicable tax treaty. Even if a Non-U.S. Holder is eligible for a lower treaty rate, a withholding agent generally will be required to withhold at a 30% rate (rather than the lower treaty rate) unless the Non-U.S. Holder has furnished a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) establishing the Non-U.S. Holder’s entitlement to the lower treaty rate or other applicable exemption under the Code with respect to such dividend payments, and the withholding agent does not have actual knowledge or reason to know to the contrary. Non-U.S. Holders are urged to consult their own tax advisers regarding their entitlement to benefits under any applicable income tax treaty.
If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder will be exempt from the withholding tax described above. To claim the exemption, the Non-U.S. Holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate as is specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. Holders are urged to consult their own tax advisers regarding any applicable income tax treaties that may provide for different rules.
Sale, Exchange or Other Taxable Disposition of Neuronetics Shares. A Non-U.S. Holder that disposes of its Neuronetics Shares in a sale, exchange, or other taxable disposition generally will be subject to tax consequences similar to those described above in “—U.S. Federal Income Tax Considerations for Non-U.S. Holders—Exchange of Greenbrook Shares for Neuronetics Shares Pursuant to the Arrangement”. Non-U.S. Holders generally will be subject to taxation in the United States if the Neuronetics Shares they hold are treated as United States real property interests by virtue of Neuronetics being treated as a USRPHC under the Code. Neuronetics has not determined whether it is a USRPHC; however, even if it is a USRPHC, so long as the Neuronetics Shares continue to be “regularly traded on an established securities market” in the United States, within the meaning of applicable Treasury Regulations, a Non-U.S. Holder will not be subject to U.S. federal income tax on the disposition of Neuronetics Shares if the Non-U.S. Holder has not held more than 5% (actually or constructively) of the total Neuronetics Shares outstanding at any time during the shorter of the five-year period preceding the date of disposition, or such Non-U.S. Holder’s holding period. If a

Non-U.S. Holder exceeds the limits described in the preceding sentence with respect to Neuronetics Shares and Neuronetics is a USRPHC, the Non-U.S. Holder generally will be subject to U.S. federal income tax at the regular rates applicable to U.S. persons upon its disposition at a gain. In such a case, a Non-U.S. Holder that exceeds such limits generally would also be subject to such tax with respect to any distribution on its Neuronetics Shares to the extent such distribution would not be treated as a dividend as if such Non-U.S. Holder were a U.S. person. If a Non-U.S. Holder is subject to the tax described in the preceding sentences, the Non-U.S. Holder generally will be required to file a U.S. federal income tax return with the IRS.
Information Reporting and Backup Withholding
A Non-U.S. Holder may be subject to information reporting and backup withholding for U.S. federal income tax purposes in connection with the Arrangement. However, backup withholding will not apply in connection with the Arrangement nor to distributions on Neuronetics Shares to a Non-U.S. Holder if the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the Non-U.S. Holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN or W-8BEN-E, or otherwise establishes an exemption. Information returns will be filed annually with the IRS in connection with any dividends paid on Neuronetics Shares to a Non-U.S. Holder. Copies of these information returns may also be made available under the provisions of a specific tax treaty or other agreement to the tax authorities of the country in which the Non-U.S. Holder resides.
The gross proceeds from a sale or other disposition of Neuronetics Shares may be subject, in certain circumstances discussed below, to U.S. backup withholding and information reporting. If a Non-U.S. Holder sells or otherwise disposes of Neuronetics Shares outside the United States through a non-U.S. office of a non-U.S. broker and the sale or disposition proceeds are paid to the Non-U.S. Holder outside the United States, then the U.S. backup withholding and information reporting requirements generally will not apply to that payment. However, U.S. information reporting, but not U.S. backup withholding, will apply to a payment of sale or disposition proceeds, even if that payment is made outside the United States, if a Non-U.S. Holder sells Neuronetics Shares through a non-U.S. office of a broker that is a U.S. person or has certain enumerated connections with the United States, unless the broker has documentary evidence in its files that the Non-U.S. Holder is not a U.S. person and certain other conditions are met or the Non-U.S. Holder otherwise qualifies for an exemption.
If a Non-U.S. Holder receives payment of the proceeds of a sale or other disposition of Neuronetics Shares to or through a U.S. office of a broker, the payment will be subject to both U.S. backup withholding and information reporting unless the Non-U.S. Holder provides to the applicable withholding agent a properly executed IRS Form W-8BEN or W-8BEN-E (or other applicable form) certifying under penalties of perjury that the Non-U.S. Holder is not a U.S. person (and the applicable withholding agent does not have actual knowledge or reason to know that such holder is a U.S. person) or otherwise qualifies for an exemption. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be credited against the Non-U.S. Holder’s U.S. federal income tax liability (which may result in the Non-U.S. Holder being entitled to a refund), provided that the required information is timely furnished to the IRS.
Foreign Account Tax Compliance Withholding
Sections 1471 to 1474 of the Code (such sections commonly referred to as “FATCA”) impose withholding of 30% on payments of dividends (including constructive dividends received pursuant to a redemption of stock) to stockholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. Holder or an individual Non-U.S. Holder that timely provides the certifications required on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Holders potentially subject to FATCA withholding include “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and “non-financial foreign entities” unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interest in or accounts with those entities) have been satisfied, or an exemption applies (typically satisfied by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution or a non-financial foreign entity generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail a significant administrative burden). Foreign financial institutions and non-financial foreign entities located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on the exchange of Greenbrook Shares pursuant to the Arrangement and the ownership and disposition of Neuronetics Shares in light of their particular circumstances.
The foregoing summary of U.S. federal income tax consequences is for general informational purposes only and does not constitute tax advice. All Greenbrook Shareholders are urged to consult their own tax advisors with respect to the application of U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the U.S. federal non-income tax rules, or under the laws of any state, local, non-U.S. or other taxing jurisdiction.

INFORMATION CONCERNING GREENBROOK
General
Greenbrook TMS Inc. was incorporated in Ontario, Canada, under the OBCA on February 9, 2018, as a wholly owned subsidiary of Greenbrook’s predecessor parent company, TMS NeuroHealth Inc. (now TMS NeuroHealth Centers Inc. (“TMS US”)), a corporation incorporated in 2011 under the laws of the State of Delaware. On March 29, 2018, Greenbrook and TMS US completed a corporate reorganization pursuant to which all of the holders of common stock of TMS US exchanged their holdings of common stock of TMS US for Greenbrook Shares, resulting in TMS US becoming a wholly owned subsidiary of Greenbrook. The principal, head and registered office of Greenbrook is located at 890 Yonge Street, 7th Floor, Toronto, Ontario, Canada M4W 3P4. Greenbrook’s United States corporate headquarters is located at 8401 Greensboro Drive, Suite 425, Tysons Corner, Virginia, United States, 22102.
Currently operating through 118 company-operated treatment centers (the “Treatment Centers”), Greenbrook is a leading provider of TMS and Spravato® (esketamine nasal spray), FDA-cleared, non-invasive therapies for the treatment of MDD and other mental health disorders, in the United States. TMS therapy provides local electromagnetic stimulation to specific brain regions known to be directly associated with mood regulation. Spravato® is offered to treat adults with treatment-resistant depression and to treat depressive symptoms in adults with MDD with suicidal thoughts or actions. Greenbrook has provided more than 1.61 million treatments to over 49,000 patients struggling with depression. Greenbrook has identified the following key opportunity drivers for Greenbrook’s business:
•	the safety and efficacy of TMS as a treatment option for patients suffering from MDD and obsessive-compulsive disorder;
•	the growing societal awareness and acceptance of depression as a treatable disease and a corresponding reduction in stigma surrounding depression, seeking treatment and mental health issues generally;
•	the growing acceptance, but under-adoption, of TMS;
•	the poor alignment of TMS treatment (“Treatment”) with traditional practices of psychiatry which created an opportunity for a new, differentiated service channel;
•	the fragmented competitive landscape for Treatment which provides an opportunity for consolidation; and
•	the track record of success by the Greenbrook management team in multi-location, center-based healthcare service companies.
Beginning in 2021, Greenbrook commenced its roll-out of Spravato® (esketamine nasal spray) therapy in Treatment Centers to treat treatment-resistant depression in adults and depressive symptoms in adults with MDD with acute suicidal ideation or behavior. Greenbrook has since grown to offer Spravato® at 91 Treatment Centers within its operating network as of the date of this Joint Proxy Statement/Circular.
In late 2023, Greenbrook commenced the facilitation of medication management at select Treatment Centers across Greenbrook’s footprint, building on the long-term business plan of utilizing Treatment Centers as platforms for the delivery of innovative treatments to patients suffering from MDD and other mental health disorders. Greenbrook believes that becoming a more comprehensive mental health care provider will allow it to provide greater access to those suffering from MDD and other mental health disorders.
In addition, Greenbrook has entered into a research collaboration agreement with Compass Pathways plc, a corporation registered in England and Wales, to explore delivery models for investigational COMP360 psilocybin treatment. Greenbrook believes it is on the forefront of innovative treatment delivery using Greenbrook’s experience and nationwide presence to offer a platform for scaling new treatments that solve issues with awareness, geographic convenience and fiscal viability so patients can receive and benefit from the latest therapeutics.
After Greenbrook opened its first Treatment Center in 2011 in Tysons Corner in Northern Virginia, it has grown to control and operate a network of outpatient mental health service centers that specialize in Treatment across the United States. Greenbrook offers Treatment Centers in convenient locations to provide easy access to patients and clinicians. As of the date of this Joint Proxy Statement/Circular, Greenbrook owns and operates

118 Treatment Centers in the Commonwealths of Massachusetts, Pennsylvania and Virginia and the States of Alaska, California, Connecticut, Florida, Illinois, Maryland, Michigan, Missouri, Nevada, North Carolina, Ohio, Oregon, South Carolina and Texas.
Greenbrook’s regional model seeks to develop leading positions in key markets and to leverage operational efficiencies by combining smaller local Treatment Centers within a region under a single shared regional management infrastructure. Management regions typically cover a specific metropolitan area that meets a requisite base population threshold. The management region is typically defined by a manageable geographic area which facilitates the use of regional staff working across the various Treatment Center locations within the management region and creates a marketing capture area that allows for efficiencies in advertising costs. Management regions often have similar economic characteristics and are not necessarily defined by state lines, other geographic borders, or differentiating methods of services delivery, but rather are defined by a functional management area.
Strengths and Investment Highlights
Greenbrook believes that the following describes the key strengths and investment highlights of Greenbrook and its business:
•
TMS is a new paradigm and a clinically effective approach to treating depression: TMS is an FDA-cleared approach to treating depression that has been demonstrated to be clinically effective and for which reimbursement is available in all 50 states and from all major insurance providers.

•
Experienced executive management team and independent board: Greenbrook has a highly experienced management team and clinical leadership with a track record of building center-based healthcare services businesses. Furthermore, members of Greenbrook’s clinical leadership team are pioneers in the field of TMS therapy. Additionally, the Greenbrook Board has extensive collective experience in the industry, capital markets and corporate governance.

•
Leading market position: Greenbrook’s Treatment delivery model and acquisition of Check Five LLC (doing business as “Success TMS”) has made it a leading provider of TMS therapy and Spravato® in the United States with over 1.61 million treatments to over 49,000 patients since its inception.

•
Regional operating model: Greenbrook believes its regional operating model, centralized business infrastructure, systems infrastructure and centralized buying power enables efficient delivery of Treatment, which provides a significant competitive advantage.

•
Potential for future TMS indications: Multiple clinical studies and research projects, including under Greenbrook’s research collaboration agreement with Compass Pathways plc, a corporation registered in England and Wales, dated December 29, 2023 (the “Research Collaboration Agreement”) to explore delivery models for investigation COMP360 psilocybin treatment, are underway for label expansion of TMS therapy into additional mental health and/or neurological indications. Greenbrook’s established footprint and service delivery model is well-positioned to lead the delivery of new indications which can be rapidly incorporated into Greenbrook’s existing Treatment Center network with minimal additional investment required.

•
Potential for delivery of innovative treatment modalities: The initial successes of Greenbrook’s Spravato® program in the financial year ended December 31, 2022 and the financial year ended December 31, 2023 demonstrate Greenbrook’s ability to leverage its Treatment Centers as platforms for the delivery of innovative treatments. Greenbrook believes that it is well positioned to replicate similar rollouts of new treatment options in the future, and we are continuously evaluating opportunities to collaborate with developers of new therapeutic solutions that may benefit patients suffering from MDD and other mental health disorders, including investigational COMP360 psilocybin treatment for which Greenbrook has signed a Research Collaboration Agreement.

•
Comprehensive mental health provider: In the third quarter of 2023, Greenbrook commenced its pilot to roll-out its facilitation of medication management to select Treatment Centers across its footprint, building on its long-term business plan of utilizing its Treatment Centers as platforms for the delivery of innovating treatments to patients suffering from MDD and other mental health disorders. In the first quarter of 2024, Greenbrook launched a talk therapy pilot program. Greenbrook believes that expanding its continuum of care and becoming a more comprehensive mental health care provider will allow it to provide greater access and quality of care to those suffering from MDD and other mental health disorders.
Description of Share Capital
Greenbrook’s authorized share capital consists of an unlimited number of Greenbrook Shares and an unlimited number of preferred shares, issuable in series. All classes of shares in the capital of Greenbrook are without nominal or par value. As of [•], 2024, there were [•] Greenbrook Shares and no preferred shares issued and outstanding. The Greenbrook Shares carry one vote per Greenbrook Share for all matters coming before the Greenbrook Shareholders at the Greenbrook Meeting.
Trading Price and Volume of Greenbrook Shares
The Greenbrook Shares were suspended from trading on Nasdaq as of February 26, 2024, pursuant to a final delisting notice issued by the Listing Qualifications Department of Nasdaq. Since February 26, 2024, the Greenbrook Shares have been quoted on the OTCQB Market under the symbol “GBNHF”.
The following table sets forth trading information (in U.S. dollars) for the Greenbrook Shares on Nasdaq and the OTCQB Market for the months indicated, based on intraday trading numbers:

Nasdaq	High Trading Price	Low Trading Price	Volume
September 2023	$0.3000	$0.2400	579,095
October 2023	$0.3100	$0.1811	1,690,747
November 2023	$0.2800	$0.2110	530,361
December 2023	$0.3300	$0.2121	25,490,465
January 2024	$0.4850	$0.2500	3,863,529
February 1 – February 23, 2024	$0.6380	$0.0377	131,857,105

OTCQB Market	High Trading Price	Low Trading Price	Volume
February 26 – February 29, 2024	$0.1800	$0.0377	8,359,750
March 2024	$0.1300	$0.0410	1,911,437
April 2024	$0.1490	$0.0651	834,827
May 2024	$0.1680	$0.0830	584,131
June 2024	$0.1250	$0.0850	173,110
July 2024	$0.0999	$0.0510	356,951
August 2024	$0.0899	$0.0091	4,335,292
September 1, 2024 – [•], 2024	$[•]	$[•]	[•]

The closing price per Greenbrook Share on August 9, 2024, the last full trading day on the OTCQB Market before the public announcement of the Arrangement, was $0.0423. The closing price per Greenbrook Share on [•], 2024, the last full trading day on the OTCQB Market before the date of this Joint Proxy Statement/Circular, was $[•].

Previous Purchases and Sales
The following table summarizes details of the Greenbrook Shares and Greenbrook Options issued by Greenbrook during the 12-month period between [•], 2023 and [•], 2024:

Date	Type of Security Issued	Issuance/Exercise Price per Security	Number of Securities Issued
April 1, 2024	Greenbrook Options(1)	$0.101	575,000
February 26, 2024	Greenbrook Shares(2)	$0.20	2,828,249
October 13, 2023	Convertible Promissory Note(3)	$45,000	As per the terms of the Convertible Note Agreement
October 12, 2023	Convertible Promissory Note(4)	$92,744	As per the terms of the Convertible Note Agreement
October 12, 2023	Convertible Promissory Note(5)	$1,407,256	As per the terms of the Convertible Note Agreement
October 3, 2023	Convertible Promissory Note(6)	$50,000	As per the terms of the Convertible Note Agreement
September 29, 2023	Convertible Promissory Note(7)	$250,000	As per the terms of the Convertible Note Agreement
September 27, 2023	Convertible Promissory Note(8)	$50,000	As per the terms of the Convertible Note Agreement
September 26, 2023	Convertible Promissory Note(9)	$50,000	As per the terms of the Convertible Note Agreement
September 25, 2023	Convertible Promissory Note(10)	$1,000,000	As per the terms of the Convertible Note Agreement

(1)	Greenbrook Options were granted on April 1, 2024 to certain directors and executive officers of Greenbrook pursuant to the terms of the Greenbrook Omnibus Plan.
(2)
On February 26, 2024, Greenbrook completed a registered direct offering of Greenbrook Shares. Proceeds raised from the offering were intended to be used for general corporate and working capital purposes.

(3)	On October 13, 2023, Greenbrook issued a promissory note to Anna Liovas convertible into Greenbrook Shares in accordance with the terms of the Convertible Note Agreement.
(4)	On October 12, 2023, Greenbrook issued a promissory note to MHP II convertible into Greenbrook Shares in accordance with the terms of the Convertible Note Agreement.
(5)	On October 12, 2023, Greenbrook issued a promissory note to MHP II Cayman convertible into Greenbrook Shares in accordance with the terms of the Convertible Note Agreement.
(6)	On October 3, 2023, Greenbrook issued a promissory note to GundyCo ITF Mitchell Whyne convertible into Greenbrook Shares in accordance with the terms of the Convertible Note Agreement.
(7)	On September 29, 2023, Greenbrook issued a promissory note to Biancaneve Inc. convertible into Greenbrook Shares in accordance with the terms of the Convertible Note Agreement.
(8)
On September 27, 2023, Greenbrook issued a promissory note to GundyCo ITF Alexander and Adrianna Letros convertible into Greenbrook Shares in accordance with the terms of the Convertible Note Agreement.

(9)	On September 26, 2023, Greenbrook issued a promissory note to GundyCo ITF Constantine Zachos convertible into Greenbrook Shares in accordance with the terms of the Convertible Note Agreement.
(10)	On September 25, 2023, Greenbrook issued a promissory note to 2787468 Ontario Inc. convertible into Greenbrook Shares in accordance with the terms of the Convertible Note Agreement.
Dividend Policy
Greenbrook has not paid any cash dividends or distributions on any class of Greenbrook’s securities and has no current plans to declare and pay dividends or to alter its dividend policy.

Previous Distributions
Except as disclosed below, no Greenbrook Shares were distributed under a prospectus or by way of a private placement by Greenbrook in the last five years.

Date	Nature of Distribution	Number of Securities	Aggregate Issue/Exercise Price per Share	Gross Proceeds to Greenbrook
February 26, 2024	New Issue	2,828,249 Greenbrook Shares	$0.20	$565,649.80
August 22, 2023	New Issue	300,000 Greenbrook Shares	$0.26	$78,412.50
July 27, 2023	New Issue	500,000 Greenbrook Shares	$0.24	$119,255
July 19, 2023	New Issue	961,538 Greenbrook Shares	$0.29	$283,769.09
July 13, 2023	New Issue	212,293 Greenbrook Shares	N/A	N/A
March 23, 2023	Private Placement	11,363,635 Greenbrook Shares	$0.55	$6,249,999.25
September 27, 2021	New Issue	1,485,000 Greenbrook Shares	$7.75	$10,818,225
June 14, 2021	Secondary Offering	2,353,347 Greenbrook Shares	$10.00	$23,533,470
May 19, 2020	New Issue	9,093,940 Greenbrook Shares	C$1.65	C$15,005,001
May 17, 2019	Private Placement	1,076,800 Greenbrook Shares	C$16.25	C$17,498,000
May 17, 2019	New Issue	805,000 Greenbrook Shares	C$16.25	C$13,081,250
September 27, 2018	Initial Public Offering	10,000,000 Greenbrook Shares issuable upon the exercise or deemed exercise of 10,000,000 Greenbrook Warrants	$1.88-2.00	$19,292,708

Interest of Informed Persons in Material Transactions
Except as otherwise described elsewhere in this Joint Proxy Statement/Circular or the documents incorporated by reference herein, to the knowledge of the directors and executive officers of Greenbrook, no director or officer of Greenbrook, or person who beneficially owns, or controls or directs, directly or indirectly, more than 10% of the Greenbrook Shares, or director or officer of such person, or associate or affiliate of the foregoing has any interest, direct or indirect, in any transaction since the commencement of Greenbrook’s most recently completed financial year or in any proposed transactions which has materially affected or would materially affect Greenbrook or any of its subsidiaries.
Material Changes in the Affairs of Greenbrook
Except as described in this Joint Proxy Statement/Circular, the directors and executive officers of Greenbrook are not aware of any plans or proposals for material changes in the affairs of Greenbrook.
Availability of Company Information
Further information regarding Greenbrook and its business is set out in the Greenbrook 10-K, Greenbrook’s Quarterly Report on Form 10-Q filed with the SEC on August 14, 2024 (the “Greenbrook Q2 Report”), and the other documents incorporated herein by reference.

Greenbrook Shareholders may also contact Greenbrook’s Chief Financial Officer at Greenbrook TMS Inc., 890 Yonge Street, 7th Floor, Toronto, Ontario, M4W 3P4, telephone: 866-928-6067 to request copies of the Greenbrook 10-K and Greenbrook Q2 Report.
The SEC maintains an Internet site (http://www.sec.gov) that makes available reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The Canadian Securities Administrators maintain an Internet site (www.sedarplus.ca) that makes available financial statements, management’s discussion and analysis, annual information forms, material change reports (other than confidential reports), business acquisition reports and all other documents of the type referred to in National Instrument 51-102 – Continuous Disclosure Obligations, and other information regarding issuers that file electronically with the Canadian securities regulatory authorities. Greenbrook’s website can be found at www.greenbrooktms.com. The information on Greenbrook’s website is not incorporated by reference into this Joint Proxy Statement/Circular and should not be considered a part of this Joint Proxy Statement/Circular, and the reference to Greenbrook’s website is an inactive textual reference only.

INFORMATION CONCERNING NEURONETICS
Overview
As a global leader in neuroscience, Neuronetics is redefining patient and physician expectations with its NeuroStar Advanced Therapy for Mental Health. NeuroStar is a non-drug, noninvasive treatment that can improve the quality of life for people suffering from neurohealth conditions when traditional medication has not helped. NeuroStar is indicated for the treatment of depressive episodes and for decreasing anxiety symptoms for those who may exhibit comorbid anxiety symptoms in adult patients suffering from MDD and who failed to achieve satisfactory improvement from previous antidepressant medication treatment in the current episode. It is also FDA-cleared as an adjunct for adults with obsessive-compulsive disorder and for adolescent patients aged 15-21 with MDD. Neuronetics is committed to transforming lives by offering an exceptional treatment that produces extraordinary results. For safety and prescribing information, visit www.neurostar.com. NeuroStar Advanced Therapy System is safe, clinically effective, reproducible and precise and Neuronetics believes is supported by the largest clinical data set of any competing TMS system.
Neuronetics designed the NeuroStar Advanced Therapy System as a non-invasive therapeutic alternative to treat patients who suffer from MDD and to address many of the key limitations of existing treatment options. Neuronetics believes its NeuroStar Advanced Therapy System provides Neuronetics’ psychiatrist customers and their patients with several benefits, including clinically demonstrated response and remission with durable results, a demonstrated safety profile with limited treatment-emergent side effects and high patient adherence. Additionally, NeuroStar Advanced Therapy System was designed to provide a precise and reproducible office-based therapy that is efficient and convenient. Neuronetics’ therapy is delivered without general anesthesia or sedation, enabling the patient to drive and resume normal activities immediately following each treatment session. Neuronetics couples its product’s clinical benefits with significant practice development resources, on-site clinical training and reimbursement and service support to help Neuronetics’ psychiatrist customers develop a successful NeuroStar Advanced Therapy System practice. Neuronetics also provides cloud-based practice management solutions that enhance convenience for both psychiatrists and patients. Based on Neuronetics’ commercial data, Neuronetics believes psychiatrists can recoup their initial capital investment in the Neuronetics’ system by providing a standard course of treatment to approximately 12 patients, assuming these patients receive reimbursement from federal healthcare programs or commercial insurance at rates that are similar to what Neuronetics customers have observed for existing and prior patients. Neuronetics believes psychiatrists can generate approximately $8,500 of average revenue per patient for a standard course of treatment, which may provide meaningful incremental income to their practices. Neuronetics believes that the NeuroStar Advanced Therapy System coupled with these advantages offer significant improvement over competing TMS, which lack the ability to reproduce consistent treatments, significant clinical data from randomized outcome trials, practice development resources, and a cloud-based practice management system.
Neuronetics was originally formed as NeuroNetics, LLC, a limited liability company formed under the jurisdiction of the State of Delaware on July 3, 2001. NeuroNetics, LLC filed a Certificate of Conversion and the original Certificate of Incorporation with the State of Delaware on April 2, 2003. Neuronetics’ common stock has been publicly traded on Nasdaq under the symbol “STIM” since June 28, 2018.
For further information about Neuronetics’ business and operations, see the section titled “Business” in Neuronetics’ Annual Report on Form 10-K for its fiscal year ended December 31, 2023.
Three-Year History
2021
On September 29, 2021, Neuronetics entered into an exclusive, five-year Master Sales Agreement (the “Check Five Commercial Agreement”) with Check Five LLC d/b/a Success TMS (“Success TMS”). In connection with the Check Five Commercial Agreement, Neuronetics agreed to loan Success TMS the principal amount of $10 million for a period of five years pursuant to a secured promissory note (the “Success Note”). The Success Note accrued interest at a floating rate equal to the prime rate plus 6% per annum. The Success Note included an interest-only period through October 1, 2022, after which time Success TMS would be required to make monthly payments of principal and interest, provided that the interest-only period would be extended to October 1, 2023 upon satisfaction of certain conditions. Under the terms of the Success Note, Neuronetics received a first priority security interest in substantially all of the assets of Success TMS. Success TMS also granted Neuronetics an observer seat on the board of managers of Success TMS. In the Success Note, Success TMS made certain representations and warranties and was required to comply with certain customary affirmative and negative covenants during the term of the Success Note. The Success Note contained events of default, including, without limitation: (i) failure to make payment pursuant to the terms of the Success Note; (ii) violation of covenants; (iii) breach of any representation or warranty; (iv) breach or default under the Check Five Commercial Agreement; (v) material adverse changes to Success TMS’ business; (vi) any impairment of Neuronetics’ security interest in collateral; (vii) attachment or levy on Success TMS’ assets or judicial restraint on its business; (viii) commencement of insolvency proceedings; (ix) material cross-defaults; (x) significant judgments, orders or awards for payment against Success TMS; (xi) a change of control of Success TMS; and (xii) the invalidity or unenforceability of the Success Note or the Check Five Commercial Agreement. The owner of Success TMS, 6214 Riverwalk LLC, provided a limited guarantee and pledge of its equity in Success TMS in connection with the Success Note.
2022
On April 29, 2022, Neuronetics entered into a Subordination Agreement (the “Subordinated Agreement”) with ZW Partners, LLC, a New Jersey limited liability company (“ZW Partners”), pursuant to which Neuronetics agreed to subordinate its rights under the secured promissory note, dated as of September 29, 2021 (the “ZW Note”), issued to Neuronetics by Success TMS, to the rights of ZW Partners under a Revolving Promissory Note, dated as of April 29, 2022 (the “ZW Senior Note”), issued by Success TMS to ZW Partners in an amount up to $10 million. As a result, payments in respect of the ZW Note were subordinate and subject in right and time of payment to payment in full of the ZW Senior Note, and ZW Partners’ liens and security interests upon the collateral securing both the ZW Senior Note and the ZW Note were superior in priority to Neuronetics’ liens and security interests upon such collateral. Under the Subordinated Agreement, Neuronetics had the right to purchase, at par, the entire aggregate amount of debt under the ZW Senior Note at any time.
On July 14, 2022, concurrent with Greenbrook’s acquisition of Check Five LLC, the Success Note was repaid in full.
2023
On March 29, 2023, Neuronetics entered into a fourth amendment (the “Solar Fourth Amendment”) to the Solar Facility.
The Solar Fourth Amendment increased the borrowings by $2.5 million, extended the interest only period from March 2023 to March 2026 and extended the maturity date from February 2025 to March 2028. In addition the amendment changed the basis of the interest expense from LIBOR to SOFR.
The Solar Facility was $60.0 million and consisted of three tranches of term loans: a “Term A Loan” in an aggregate amount of $35.0 million, a “Term B Loan” in an aggregate amount of $2.5 million, and a “Term C Facility” in an aggregate principal amount equal to $22.5 million. The Term A Loan was fully drawn prior to the effectiveness of the Solar Fourth Amendment. On March 29, 2023, Neuronetics borrowed an amount of $2.5 million under the Term B Loan.
On September 29, 2023, Neuronetics entered into a fifth amendment to a credit facility with Solar (the “Solar Fifth Amendment”). The Solar Fifth Amendment allowed Neuronetics to draw on the $22.5 million Term C Loan portion of the Solar Facility and revise the required testing levels of the net product revenue and minimum liquidity covenants for certain testing periods. On October 3, 2023, Neuronetics borrowed an aggregate amount of $22.5 million under the Term C Loan portion of the Solar Facility.
On October 3, 2023, Neuronetics borrowed an amount of $22.5 million under the Term C Facility. The maturity date of the Loans was March 29, 2028. Prior to the effectiveness of the Solar Fourth Amendment, the maturity date of the Term A Loan was February 28, 2025.
Recent Developments
On July 25, 2024, Neuronetics entered into a Credit Agreement and Guaranty with Perceptive, as collateral agent, and other lenders defined in the agreement that replaced Neuronetics’ previous $60.0 million credit facility with Solar. The proceeds of the Perceptive Facility were used to repay the full amount outstanding under the Solar Facility, and the Solar Facility was terminated. For more information on the Perceptive Facility, see “Description of the Arrangement — Description of Neuronetics Indebtedness”.

On August 11, 2024, Neuronetics and Greenbrook entered into the Arrangement Agreement.
Description of Neuronetics Shares
The following summary description of the Neuronetics Shares is based on the provisions of the Current Neuronetics Charter and the Current Neuronetics Bylaws and the applicable provisions of the Delaware Law. This information may not be complete in all respects and is qualified entirely by reference to the provisions of the Current Neuronetics Charter, the Current Neuronetics Bylaws and the Delaware Law. For information on how to obtain copies of the Current Neuronetics Charter and the Current Neuronetics Bylaws, see “Additional Information Concerning Neuronetics and Documents Incorporated by Reference by Neuronetics”.
As of the date hereof, Neuronetics’ authorized capital stock is divided into:
•	200,000,000 shares of common stock of Neuronetics with a par value of $0.01 per share; and
•	10,000,000 shares of preferred stock of Neuronetics (the “Neuronetics Preferred Stock”) with a par value of $0.01 per share.
As of [•], 2024, there were [•] Neuronetics Shares issued and outstanding and no shares of Neuronetics Preferred Stock issued and outstanding.
The rights and restrictions to which the Neuronetics Shares are prescribed is contained in Appendix “G” to this Joint Proxy Statement/Circular.
Common Stock
Voting Rights
Each holder of Neuronetics Shares is entitled to one vote for each Neuronetics Share held by such holder.
Dividends
Dividends on the capital stock of Neuronetics, subject to the provisions of the Current Neuronetics Charter and applicable law, if any, may be declared by the Neuronetics Board pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in Neuronetics Shares, subject to the provisions of the Current Neuronetics Charter. Neuronetics has never paid, and does not anticipate paying, any cash dividends in the foreseeable future.
Rights of Repurchase
Neuronetics currently has no obligations to repurchase any Neuronetics Shares.
Preemptive or Similar Rights
Neuronetics Stockholders are not entitled to preemptive rights, and the Neuronetics Shares are not subject to redemption.
Preferred Stock
The Current Neuronetics Charter entitles the Neuronetics Board, without stockholder approval, to provide for the issue of all or any number of the shares of the Neuronetics Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as will be stated and expressed in the resolution or resolutions adopted by the Neuronetics Board providing for the issuance of such shares and as may be permitted by the Delaware Law. The Neuronetics Board is also expressly authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.
Management’s Discussion and Analysis
See the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in Neuronetics’ Annual Report on Form 10-K for its fiscal year ended December 31, 2023 and Neuronetics’ Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024.

Delaware Law and Certain Provisions of the Current Neuronetics Charter, Current Neuronetics Bylaws and Statutory Provisions
Neuronetics is a Delaware corporation and is subject to Section 203 of the Delaware Law. In general, Section 203 prevents an “interested stockholder” (defined generally as a person owning 15% or more of a corporation’s outstanding voting stock) from engaging in a “business combination” (as defined by the Delaware Law) with a Delaware corporation for three years following the time such person became an interested stockholder, subject to certain exceptions. For more information see “Comparison of Rights of Greenbrook Shareholders and Neuronetics Stockholders” in Appendix “G” to this Joint Proxy Statement/Circular.
Directors Liability and Indemnification
Current Delaware Law restricts the ability to limit the liability of a director on certain matters. For a description of the restrictions on the ability to limit the liability of a director under current Delaware Law, see “Comparison of Rights of Greenbrook Shareholders and Neuronetics Stockholders” in Appendix “G” to this Joint Proxy Statement/Circular.
Advance Notice Provisions for Neuronetics Stockholder Nominations and Neuronetics Stockholder Proposals
For a description of the restrictions on the shareholder notice procedure, see “Comparison of Rights of Greenbrook Shareholders and Neuronetics Stockholders” in Appendix “G” to this Joint Proxy Statement/Circular.
Certain Effects of Authorized but Unissued Stock
As of [•], 2024, there were 200,000,000 Neuronetics Shares authorized of which [•] have been issued, and 10,000,000 shares of Neuronetics Preferred Stock authorized of which no shares have been issued, for future issuance without additional shareholder approval. These additional shares may be utilized for a variety of corporate purposes, including future offerings to raise additional capital or to facilitate corporate acquisitions, including the Arrangement.
The issuance of Neuronetics Preferred Stock could have the effect of delaying or preventing a change in Neuronetics’ control. The issuance of Neuronetics Preferred Stock could decrease the amount of earnings and assets available for distribution to the Neuronetics Stockholders or could adversely affect the rights and powers, including voting rights, of the Neuronetics Stockholders. In certain circumstances, such issuance could have the effect of decreasing the market price of the Neuronetics Shares.
One of the effects of the existence of unissued and unreserved Neuronetics Shares or Neuronetics Preferred Stock may be to enable the Neuronetics Board to issue shares to persons friendly to current management, which could render more difficult or discourage an attempt to obtain control of Neuronetics by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of management. Such additional shares also could be used to dilute the stock ownership of persons seeking to obtain control of Neuronetics.
Trading Price and Volume of Neuronetics Shares
The Neuronetics Shares are listed on Nasdaq under the symbol “STIM”.
The following table sets forth trading information (in U.S. dollars) for the Neuronetics Shares on Nasdaq for the months indicated, based on intraday trading numbers:

Nasdaq	High Trading Price	Low Trading Price	Volume
September 2023	$1.74	$1.25	2,379,000
October 2023	$1.36	$1.03	1,537,900
November 2023	$1.91	$1.10	982,900
December 2023	$3.00	$1.77	5,779,600
January 2024	$3.79	$2.41	4,472,000
February 2024	$3.92	$2.77	3,147,900
March 2024	$4.99	$2.78	4,531,300
April 2024	$5.07	$3.25	2,550,300

Nasdaq	High Trading Price	Low Trading Price	Volume
May 2024	$3.86	$1.85	4,280,600
June 2024	$2.36	$1.70	2,583,900
July 2024	$2.05	$1.71	2,955,100
August 2024	$1.91	$0.66	15,808,200
September 1, 2024 – [•], 2024	$[•]	$[•]	[•]

The closing price per Neuronetics Share on August 9, 2024, the last full trading day on Nasdaq before the public announcement of the Arrangement, was $1.78. The closing price per Neuronetics Share on [•], 2024, the last full trading day on Nasdaq before the date of this Joint Proxy Statement/Circular, was $[•].
Prior Sales
The following table summarizes details of Neuronetics Shares, Neuronetics Options and Neuronetics RSUs issued by Neuronetics during the 12-month period between [•], 2023 and [•], 2024:

Date	Type of Security Issued(1)	Issuance/Exercise Price per Security(2)	Number of Securities Issued(2)
September 29, 2023	NeuroneticsRSUs	$1.35	20,000
November 1, 2023	NeuroneticsRSUs	$1.15	18,000
December 21, 2023	NeuroneticsRSUs	$2.52	11,000
December 22, 2023	NeuroneticsRSUs	$2.68	4,946
February 5, 2024	NeuroneticsRSUs	$3.30	690,000
February 29, 2024	NeuroneticsRSUs	$3.00	283,900
March 28, 2024	NeuroneticsRSUs	$4.76	17,500
May 1, 2024	NeuroneticsRSUs	$3.56	436,950
May 30, 2024	Neuronetics Shares	$1.90	106,250
August 1, 2024	NeuroneticsRSUs	$1.78	55,200

(1)	Neuronetics RSUs are subject to time-based vesting conditions. This table does not reflect the vesting of any Neuronetics RSUs.
Consolidated Capitalization
During the period between June 30, 2024 and [•], 2024, (a) Neuronetics’ indebtedness increased by $12.5 million as a result of the net increase from the Perceptive Facility totaling $50.0 million and repayment of the Solar Facility on July 25, 2024; and (b) Neuronetics’ additional paid in capital increased by $5.0 million in connection with stock-based compensation expense. Other than the foregoing and other than as outlined under “Information Concerning Neuronetics — Prior Sales”, there have been no material changes in the share and loan capital of Neuronetics on a consolidated basis since June 30, 2024. Readers should refer to Neuronetics’ Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, incorporated by reference in this Joint Proxy Statement/Circular, for additional information with respect to Neuronetics’ consolidated capitalization.
Neuronetics Options and Warrants

Neuronetics Options
Holders of Neuronetics Options	Number of Neuronetics Options	Number of Neuronetics Shares for which Neuronetics Options may be converted into	Average grant price of the Neuronetics Options
Current and former executive officers of Neuronetics (as a group)	1,017,845	1,017,845	$3.08
Current and former directors of Neuronetics (as a group)	43,432	43,432	$5.79
All other current and former employees of Neuronetics (as a group)	177,250	177,250	$7.12

Neuronetics has also granted Neuronetics Warrants to Perceptive Advisors LLC and Oxford Finance LLC which are convertible into Neuronetics Shares on certain terms and conditions contained in the applicable warrant certificate.
Directors and Executive Officers
For information on directors and executive officers, see Part III, Item 10 in Neuronetics’ Annual Report on Form 10-K for the year ended December 31, 2023.
Executive Compensation
For information on executive compensation, see “Executive Compensation”.
Audit Committees and Corporate Governance
For information on audit committees and corporate governance, see Part III, Item 10 in Neuronetics’ Annual Report on Form 10-K for the year ended December 31, 2023.
Risks and Uncertainties
The business and operations of Neuronetics are subject to risks. In addition to considering the other information in this Joint Proxy Statement/Circular, Greenbrook Shareholders should consider carefully the risk factors and other disclosures set forth in documents filed by Neuronetics with the SEC, including the sections titled “Risk Factors” in Neuronetics’ Annual Report on Form 10-K for its fiscal year ended December 31, 2023, Neuronetics’ Quarterly Report on Form 10-Q for the quarterly periods ended each of March 31, 2024 and June 30, 2024, and any subsequent filings with the SEC, which are available on Neuronetics’ EDGAR profile at www.sec.gov. As set forth below, certain of these filings are incorporated by reference herein.
Legal Proceedings and Regulatory Actions
See the section titled “Legal Proceedings” set forth in Neuronetics’ Annual Report on Form 10-K for its fiscal year ended December 31, 2023 and Neuronetics’ Quarterly Report on Form 10-Q for the quarterly periods ended each of March 31, 2024 and June 30, 2024.
Related Party Transactions
For information on related party transactions, see “Transactions with Related Persons” in Neuronetics’ Definitive Proxy Statement on Schedule 14A filed on April 11, 2024.
Interest of Management and Others
Neuronetics is not aware of any material interest, direct or indirect, in the Arrangement by any director or executive officer of Neuronetics or any person that beneficially owns, or controls or directs, directly or indirectly, more than ten percent of the Neuronetics Shares.
Perceptive Facility
On July 25, 2024, Neuronetics entered into a Credit Agreement and Guaranty with Perceptive, as collateral agent, and other lenders defined in the Perceptive Facility that replaced Neuronetics’ previous $60.0 million credit facility with Solar.
The Perceptive Facility permits Neuronetics to borrow up to an aggregate amount of $90.0 million in three tranches of term loans. On July 25, 2024, Neuronetics borrowed an aggregate amount of $50.0 million, which was the aggregate amount available under the Tranche 1 Loan portion of the Perceptive Facility. Under the Tranche 2 Loan portion of the Perceptive Facility, Neuronetics is permitted to borrow, at its election, up to an aggregate amount of $15.0 million, (i) upon Neuronetics achieving a specified amount of trailing twelve months net revenue, and (ii) assuming there has been no event of default under the Perceptive Facility prior to such election. The Tranche 2 Loan portion of the Perceptive Facility must be borrowed on or before December 31, 2025. Under the Tranche 3 Loan portion of the Perceptive Facility, Neuronetics may request to borrow, at the consent of the Majority Lenders (as defined in the Perceptive Facility), up to an aggregate amount of $25.0 million. The Tranche 3 Loan portion of the Perceptive Facility must be borrowed on or before June 30, 2026. All amounts borrowed under the Perceptive Facility are due on July 25, 2029.
Each of the Tranche 1 Loan, Tranche 2 Loan and Tranche 3 Loan accrues interest from the date of borrowing through the date of repayment at a floating per annum rate of interest equal to the sum of 7.00% plus the greater of (a) 4.50% and (b) One-Month Term SOFR (as defined in the Perceptive Facility). There will be no scheduled repayments of the principal on the Tranche 1 Loan, Tranche 2 Loan and Tranche 3 Loan prior to the maturity date.
If Neuronetics prepays either the Tranche 1 Loan, Tranche 2 Loan or Tranche 3 Loan prior to their scheduled maturity date, Neuronetics will also be required to pay prepayment fees to Perceptive equal to 6% of the principal amount of such term loan then-prepaid if prepaid on or before the first anniversary of the closing date, 5% of the principal amount of such term loan then-prepaid if prepaid after the first anniversary and on or before the second anniversary of the closing date, 4% of the principal amount of such term loan then-prepaid if prepaid after the second anniversary and on or before the third anniversary of the closing date, and 3% of the principal amount of such term loan then-prepaid if prepaid after the third anniversary and on or before the fourth anniversary of the closing date.
The Perceptive Facility restricts Neuronetics from acquisitions, except for Permitted Acquisitions (as defined in the Perceptive Facility), which among other items, requires at least fifteen (15) calendar days’ prior written notice of such Permitted Acquisition.
Neuronetics’ obligations under the Perceptive Facility are secured by a first priority security interest in substantially all of its assets, including its intellectual property. The Perceptive Facility requires Neuronetics to comply with certain financial covenants as well as customary affirmative and negative covenants.
The Perceptive Facility contains events of default, including, without limitation, events of default upon: (i) failure to make payment pursuant to the terms of the agreement; (ii) violation of covenants; (iii) material adverse changes to Neuronetics’ business; (iv) insolvency; (v) material cross-defaults; (vi) significant judgments, orders or decrees for payments by Neuronetics; (vii) incorrectness of representations and warranties; (viii) significant adverse ERISA events; (ix) failure by Neuronetics to be registered with the SEC and be in good standing; and (x) failure by Neuronetics to maintain a valid and perfected lien on the collateral securing the borrowing.
As consideration for the Perceptive Facility, Neuronetics agreed to issue to Perceptive warrants to purchase up to 1,462,500 Neuronetics Shares, with a warrant exercisable into 1,125,000 Neuronetics Shares issued on the closing date of the Perceptive Facility. The per share exercise price for the Initial Warrant is equal to the lower of (x) the 10-day volume weighted average price of Neuronetics Shares on the business day immediately prior to the closing date of the Perceptive Facility on the business day immediately prior to the closing date and (y) the 10-day volume weighted average price of the Neuronetics Shares ended on August 31, 2024. In addition to the Initial Warrant, an additional warrant will be issued for 337,500 Neuronetics Shares concurrently with the borrowing of the Tranche 2 Loan. The per share exercise price for the additional warrant will be equal to the exercise price of the Initial Warrant. Each warrant will be exercisable, in whole or in part, until the tenth anniversary of the applicable date of issuance.
For information on other material agreements, see Neuronetics’ Annual Report on Form 10-K for the year ended December 31, 2023.
Financial Statements
See the financial statements set forth in Neuronetics’ Annual Report on Form 10-K for its fiscal year ended December 31, 2023, Neuronetics’ Annual Report on Form 10-K for its fiscal year ended December 31, 2022, and Neuronetics’ Annual Report on Form 10-K for its fiscal year ended December 31, 2021 and Neuronetics’ Quarterly Report on Form 10-Q for the quarterly periods ended each of March 31, 2024 and June 30, 2024.

DESCRIPTION OF THE COMBINED COMPANY CAPITAL STOCK
The following summary of certain provisions of securities of the Combined Company does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Current Neuronetics Charter, the Current Neuronetics Bylaws and the provisions of applicable law. For further discussion of the rights of stockholders of the Combined Company, see “Comparison of Rights of Greenbrook Shareholders and Neuronetics Stockholders” in Appendix “G” to this Joint Proxy Statement/Circular.
General
Neuronetics will own Greenbrook as a wholly-owned subsidiary of Neuronetics immediately following the Effective Time. See “Information Concerning Greenbrook” and “Information Concerning Neuronetics”.
The total amount of the Combined Company’s authorized capital stock consists of 200,000,000 shares of common stock, par value $0.01 per share.
The following summary describes certain material provisions of the Combined Company’s capital stock (the “Combined Company Shares”).
Common Stock
The holders of the Combined Company Shares are not entitled to pre-emptive or other similar subscription rights to purchase any of the Combined Company’s securities. The Combined Company Shares are neither convertible nor redeemable.
Voting Rights
The holders of Neuronetics Shares are entitled to one vote per share.
Dividends
Dividends on the Combined Company Shares, subject to the provisions of the Amended and Restated Certificate of Incorporation of the Combined Company and applicable law, if any, may be declared by the Combined Company Board pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in the Combined Company Shares, subject to the provisions of the Certificate of Incorporation of the Combined Company and applicable law.
Rights of Repurchase
The Combined Company will not have any rights to repurchase shares of its common stock.
Pre-Emptive or Similar Rights
The Neuronetics Shares are not entitled to preemptive rights and are not subject to redemption.
Preferred Stock
The Combined Company Board has authority to issue preferred stock of the Combined Company (the “Combined Company Preferred Shares”) in one or more series, to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as will be stated and expressed in the resolution or resolutions adopted by the Combined Company Board providing for the issuance of such shares and as may be permitted by the Delaware Law. The issuance of Combined Company Preferred Stock could have the effect of decreasing the trading price of the Combined Company Shares, restricting dividends on the Combined Company Shares, diluting the voting power of the Combined Company Shares, impairing the liquidation rights of the Combined Company Shares, or delaying or preventing a change in control of the Combined Company.
Exclusive Jurisdiction of Certain Actions
The Current Neuronetics Charter requires, that unless the Combined Company consents in writing to the selection of an alternative forum, (A) the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Combined Company;

(ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Combined Company to the Combined Company or the Combined Company’s stockholders; (iii) any action asserting a claim against the Combined Company arising pursuant to any provision of the Delaware Law, the Amended and Restated Certificate of Incorporation or the Bylaws of the Combined Company; or (iv) any action asserting a claim against the Combined Company governed by the internal affairs doctrine, and (B) the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the U.S. Securities Act.
Transfer Agent
The transfer agent for the Combined Company Shares will be Equiniti Trust Company, LLC at its office in Brooklyn, New York, or such other transfer agent as the Combined Company Board may determine from time to time.
Principal Stockholders of the Combined Company
For information on the principal stockholders of the Combined Company, see “Description of the Arrangement — Pro Forma Economic Ownership of the Combined Company”.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
AND PER SHARE DATA
Summary Unaudited Pro Forma Condensed Combined Financial Information
The following table shows the Summary Pro Forma Information about the financial condition and results of operations of Neuronetics as of and for the periods indicated below after giving effect to the Arrangement. The following Summary Pro Forma Information is based on the historical financial statements of Neuronetics and the historical financial statements of Greenbrook and has been prepared to reflect the Arrangement. The Summary Pro Forma Information is presented for illustrative purposes only and does not necessarily reflect the results of operations or the financial position of Neuronetics that actually would have resulted had the Arrangement occurred at the date indicated, nor project the results of operations or financial position of Neuronetics for any future date or period.
The Summary Pro Forma Information should be read in conjunction with the unaudited pro forma condensed combined financial statements of Neuronetics that give effect to the Arrangement included as Appendix “I” to this Joint Proxy Statement/Circular, the historical financial statements and related notes of Neuronetics in its Annual Report on Form 10-K for the year ended December 31, 2023, and its Quarterly Report on Form 10-Q as of and for the six months ended June 30, 2024 which are incorporated by reference into this Joint Proxy Statement/Circular, the historical financial statements and related notes of Greenbrook in the Greenbrook 10-K for the year ended December 31, 2023 and Greenbrook’s Quarterly Report on Form 10-Q for the period ended June 30, 2024, and the information under the “Risk Factors”.
Selected Pro Forma Information

(USD$ in thousands, except share and per share amounts)	Pro forma combined As of and for the six months ended June 30, 2024
Summary Pro Forma Balance Sheet
Cash and cash equivalents	$45,989
Restricted cash	1,000
Total assets	$177,762
Total liabilities	$124,115
Total stockholders’ equity	$57,472
Pro Forma Statement of Net Loss	$
Revenue	$67,120
Gross profit	$20,655
Net loss	$(40,274)
Net loss per share — basic and diluted	$(0.73)
Weighted average shares used in computation of net loss per share —basic and diluted	$55,067

(USD$ in thousands, except share and per share amounts)	Pro forma combined For the year ended December 31, 2023
Pro Forma Statement of Net Loss
Revenue	$134,740
Gross profit	$45,312
Net loss	$(76,641)
Net loss per share attributable to common shares	$
Basic and diluted	$(1.42)
Weighted average shares used in computation of net loss per share —basic and diluted	$53,963

DESCRIPTION OF EQUITY INCENTIVE PLAN
The purpose of the Neuronetics Incentive Plan Proposal is to assist Neuronetics in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to Neuronetics. Neuronetics is proposing to further amend and restate the Plan as described in this Joint Proxy Statement/Circular. The Plan is intended to enable those persons to acquire or increase an ownership interest in Neuronetics in order to strengthen the mutuality of interests between them and the Neuronetics Stockholders, and to provide those such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.
Change Proposed to be made to the Plan and Reasons for the Change
The change to the Plan proposed for stockholder approval is an increase in the number of Neuronetics Shares reserved for issuance by up to 3,500,000 additional shares in order to retain, incentivize and reward current Neuronetics and Greenbrook employees, consultants, officers and directors and attract new employees, officers and consultants and, where appropriate, new director candidates.
Increase in Authorized Shares
As of [•], 2024, absent the approval of the Neuronetics Incentive Plan Proposal, 2,092,670 Neuronetics Shares are authorized for issuance under the Plan, of which 711,685 shares remain available for future issuance. With the 3,500,000 Neuronetics Shares requested under the Neuronetics Incentive Plan Proposal, the total number of shares subject to existing awards or available for future awards of 6,292,670 will be approximately [•]% of the [•] outstanding shares as of the Neuronetics Record Date. The shares available for future issuances represent approximately [•]% of the outstanding shares as of the Neuronetics Record Date.
Neuronetics desires to have sufficient shares available for incentive and compensation awards to be made under the Plan as it continues to pursue its strategic objectives in connection with the Arrangement. Neuronetics cannot predict whether it will be able to successfully implement its strategy, and it believes it needs to have sufficient shares available under the Plan to make equity awards to retain and incentivize Neuronetics’ existing employees and executives and recruit and retain new employees. Neuronetics believes it is important to have sufficient availability to provide retentive equity awards to existing employees. In addition, Neuronetics provides equity awards to non-employee directors as compensation for serving as a director, and anticipates that it may recruit new directors in the future as it strives to add skills and qualifications to the Neuronetics Board. For these reasons, Neuronetics is seeking approval to add an additional 3,500,000 Neuronetics Shares to the Plan.
A copy of the proposed amended and restated Plan is attached as Appendix “K” to this Joint Proxy Statement/Circular. The following is a summary of the provisions of the Plan. You are encouraged to review the Plan for a full understanding of the Plan.
Description of the Plan
The following is a summary of the principal features of the amended and restated Plan.
Shares Available for Awards; Annual Per-Person Limitations
As of [•], 2024, without the approval of the Neuronetics Incentive Plan Proposal, 2,092,670 Neuronetics Shares are authorized for issuance under the Plan, of which 711,685 shares remain available for future issuance. With the 3,500,000 Neuronetics Shares requested under the Neuronetics Incentive Plan Proposal, the total number of shares subject to existing awards or available for future awards of 711,685 will be approximately [•]% of the [•] outstanding shares as of the Neuronetics Record Date. The shares available for future issuances represent approximately [•]% of the outstanding shares as of the Neuronetics Record Date subject to an automatic annual increase in the share reserve on each January 1 equal to four percent (4%) of the total number of shares of capital stock outstanding on December 31 of the preceding year. Following the Effective Date, Neuronetics expects its employee count to increase from approximately 200 to approximately 700. Neuronetics believes the increase requested under the Neuronetics Incentive Plan Proposal will allow it to make needed equity awards for two to three years for eligible employees and other plan participants. Any shares that are subject to awards of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares or other awards count against this limit as one share for every share granted.

If any shares subject to an award are forfeited, expire or otherwise terminate without issuance of shares, then the shares subject to such forfeiture, expiration or termination will again become available for awards under the Plan. Awards issued in substitution for awards previously granted by a company acquired by Neuronetics or one of Neuronetics’ subsidiaries or affiliates, or with which Neuronetics or one of Neuronetics’ subsidiaries or affiliates combines, do not reduce the limit on grants of awards under the Plan.
While equity incentive awards are an important part of Neuronetics’ compensation program, the Neuronetics Board and the Compensation Committee of the Neuronetics Board (the “Compensation Committee”) are mindful of their responsibility to the Neuronetics Stockholders to exercise judgment in granting equity-based awards. Neuronetics reviews a number of metrics to assess the cumulative impact of its equity compensation programs, including burn rate and overhang. Burn rate measures Neuronetics’ usage of shares from Neuronetics’ equity incentive plans as a percentage of Neuronetics’ outstanding Neuronetics Shares. Overhang measures the potential dilution to which Neuronetics’ existing stockholders are exposed due to outstanding equity awards.
The annual share usage for the last three fiscal years was as follows:

	FY 2021	FY 2022	FY 2023
Burn Rate(1)	4.24%	9.71%	5.10%
Overhang(2)	17.66%	18.87%	16.16%

(1)
Burn rate represents, for each fiscal year (i) the sum of stock options granted plus restricted stock and Neuronetics RSUs awards granted as multiplied by a multiplier based on stock price volatility divided by (ii) the basic weighted average common shares outstanding.

(2)
Overhang represents (i) total plan shares divided by (ii) the sum of total plan shares and common shares outstanding, where total plan shares equals the sum of the number of shares available for future grants under all existing plans, and the number of stock options and Neuronetics RSUs outstanding.

Administration
The Compensation Committee administers the Plan. The Compensation Committee, acting as the administrator of the Plan has, among other things, the discretionary authority to interpret the Plan, determine eligibility for and grant awards, determine the number of shares subject to any award made under the Plan, determine, modify or waive the terms and conditions of any award, prescribe forms, rules and procedures, and do all things necessary to carry out the purposes of the Plan, all subject to the provisions of and limitations in the Plan. All determinations of the Compensation Committee made under the Plan will be conclusive and will bind all parties. The Compensation Committee may, in its discretion, delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to the Compensation Committee in the Plan.
Eligibility
The persons eligible to receive awards under the Plan are Neuronetics’ non-employee directors, officers, other employees, consultants and other persons who provide services to Neuronetics. An employee on leave of absence may be considered as still in Neuronetics’ employ for purposes of eligibility for participation in the Plan. As of the record date, approximately [•] non-employee directors and employees were eligible to participate in the Plan. In addition, current consultants are eligible to participate in the Plan.
The following table sets forth summary information as to outstanding awards granted under the Plan to the Named Executive Officers (the “Neuronetics NEOs”), non-employee directors and non-executive employees and consultants during 2023:

Name/Group	Number of Shares
Keith J. Sullivan, President & CEO	285,000
Steve Furlong, EVP, CFO & Treasurer	100,000
W. Andrew Macan, EVP, GC & Chief Compliance Officer	90,000
Non-Employee Directors as a group	154,547
Non-Executive Employees and Consultants as a group	154,547

Stock Options and Stock Appreciation Rights
The Compensation Committee is authorized to grant stock options, including both non-qualified stock options, and incentive stock options, referred to as “ISOs,” which can result in potentially favorable tax treatment to the recipient, and stock appreciation rights entitling the recipient to receive the amount by which the fair market value of a share of the Neuronetics Shares on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right cannot be less than the fair market value of a share of Neuronetics Shares on the date of grant. For purposes of the Plan, the term “fair market value” means the closing sales price per share of the Neuronetics Shares as reported on the principal stock exchange or market on which the Neuronetics Shares is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. If the Neuronetics Shares is not listed on any such exchange or market, the Compensation Committee will determine the fair market value. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the Compensation Committee, except that no option or stock appreciation right may have a term exceeding ten years, and the minimum vesting schedule for stock options is six months. Methods of exercise and settlement and other terms of the stock appreciation right are determined by the Compensation Committee. As determined by the Compensation Committee and included in an award agreement, options may be exercised by payment of the exercise price in cash, shares of Neuronetics Shares underlying the award or owned shares having a fair market value equal to the exercise price, as the Compensation Committee may determine from time to time.
Unless otherwise determined by the Compensation Committee (in an award agreement or otherwise) or as otherwise directed in writing to Neuronetics by a participant holding an option, each option outstanding on the trading day prior to the date the option would otherwise expire with an exercise price per share that is less than the fair market value per share of Neuronetics Shares as of such date will automatically and without further action by the participant or Neuronetics be exercised on such date. This automatic exercise feature does not apply to an option if the participant incurs a termination of employment on or before the date immediately prior to the end of the option’s term.
Restricted Stock and Restricted Stock Units
The Compensation Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of Neuronetics Shares which may not be sold or disposed of, and which will be subject to any risks of forfeiture and other restrictions as the Compensation Committee may impose. An eligible person granted restricted stock generally has all of the rights of a Neuronetics Stockholder, unless otherwise determined by the Compensation Committee. An award of restricted stock units confers upon the recipient the right to receive shares of Neuronetics Shares at the end of a specified restriction period and/or performance period, subject to any risks of forfeiture and other restrictions as the Compensation Committee may impose. Prior to settlement, an award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.
Dividend Equivalents
The Compensation Committee is authorized to grant dividend equivalents conferring on recipients the right to receive, on a deferred basis, an amount equal in value to dividends paid on a specific number of shares of Neuronetics Shares.
Other Stock-Based Awards
The Compensation Committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Neuronetics Shares. The Compensation Committee determines the terms and conditions of those awards.
Performance Awards
The Compensation Committee is authorized to grant performance awards to eligible persons on terms and conditions established by the Compensation Committee. The performance goals to be achieved during any performance period, and the length of the performance period, are determined by the Compensation Committee upon the grant of the performance award; provided that the minimum performance period is one year. Performance awards may be settled by delivery of cash, shares, or any combination, as determined by the Compensation Committee.
For performance awards, the Compensation Committee shall determine the financial or operational performance, stock-performance related or individually-based goals.
Impact of Certain Termination Events on Awards
Specific events that lead to termination of a participant’s employment with Neuronetics or a subsidiary have been added to the Plan and have the following consequences on outstanding awards:

Termination Event	Stock Options *	Service-based Awards *	Performance-based Awards *
Voluntary termination	All vested options remain exercisable for 90 days or, if shorter, the term of the option; unvested options are forfeited.	Subject to Neuronetics Board discretion	Subject to Neuronetics Board discretion

Death
Outstanding exercisable options are exercisable for 18 months after death, or, if shorter, the term of the option. Outstanding exercisable options are exercisable for 18 months after death, or, if shorter, the term of the option.
		Subject to Neuronetics Board discretion	Subject to Neuronetics Board discretion

Disability	Outstanding exercisable options are exercisable for one year after termination of employment or, if shorter, the term of the option.	Subject to Neuronetics Board discretion	Subject to Neuronetics Board discretion

For Cause	Outstanding awards are forfeited.	Subject to Neuronetics Board discretion	Subject to Neuronetics Board discretion

*
All of these acceleration events are subject to the requirement that, except for five percent (5%) of the shares available for award under the Plan, the minimum vesting period is six months. If an employment agreement has different terms, the employment agreement will control.

Clawbacks
Neuronetics shall have the right to recoup or “claw back” any payment made with respect to an award under the Plan to the extent necessary to comply with applicable federal securities laws.
Other Terms of Awards
Awards may be settled in the form of cash or shares, other awards or a combination in the discretion of the Compensation Committee. Net settlement for the payment of tax obligations or the exercise price, if applicable, is authorized to the extent allowable by law. Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Compensation Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3. Unless otherwise provided by the Compensation Committee in an award agreement, the vesting schedule or forfeiture period for awards shall be at least six months from the date of grant.

Impact of a Change in Control
In the case of a change in control:
•
Awards Not Assumed or Substituted by the Surviving Entity. Upon the occurrence of a change in control, and except with respect to any awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Compensation Committee or the Neuronetics Board, any outstanding awards shall be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Compensation Committee: (i) the continuation of the outstanding awards by Neuronetics, if Neuronetics is a surviving entity, (ii) the assumption or substitution for the outstanding awards by the surviving entity or its parent or subsidiary, (iii) full exercisability or vesting and accelerated expiration of the outstanding awards, or (iv) settlement of the value of the outstanding awards in cash or cash equivalents or other property followed by cancellation of such awards (which value, in the case of options or stock appreciation rights, shall be measured by the amount, if any, by which the fair market value of a Neuronetics Share exceeds the exercise or grant price of the option or stock appreciation right as of the effective date of the transaction).

•
Awards Assumed or Substituted by Surviving Entity. With respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, if within two years after the effective date of the change in control, a participant’s employment is terminated without cause or the participant terminates his or her employment for good reason in connection with a change in control, if applicable to the participant, then (i) all of that participant’s outstanding awards, (ii) all time-based vesting restrictions on the participant’s outstanding awards, and (iii) the payout opportunities attainable under all of such participant’s outstanding performance awards shall be subject to the discretion of the Neuronetics Board.

If more specific terms are set forth in any separate plan document or agreement between Neuronetics and any participant, such separate plan or agreement shall govern the treatment of awards. The Compensation Committee has approved acceleration of vesting or lapse of forfeiture restrictions for the Neuronetics NEOs on a “double-trigger” basis under their employment agreements, as described on pages 179 to 180 of this Joint Proxy Statement/Circular.
Amendment and Termination
The Neuronetics Board or the Compensation Committee may amend, alter, suspend, discontinue or terminate the Plan, or the Compensation Committee’s authority to grant awards under the Plan, or any award agreement, without the consent of stockholders or participants, except that any such amendment shall be subject to approval of the Neuronetics Stockholders in the manner and to the extent required by applicable law (including applicable stock exchange requirements). If required by applicable law or listing requirements, and except for certain capitalization adjustments, Neuronetics will seek Neuronetics Stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Neuronetics Shares available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive awards under the Plan, (C) materially increases the benefits accruing to participants under the Plan, (D) materially reduces the price at which shares of Neuronetics Shares may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of awards available for issuance under the Plan. Except as otherwise provided in the Plan or an award agreement, no amendment of the Plan will materially impair a participant’s rights under an outstanding award without the participant’s written consent.
Notwithstanding the foregoing, neither the Neuronetics Board nor the Compensation Committee can materially and adversely affect the rights of a participant without the consent of the affected participant. No amendment, suspension or termination of the Plan shall impair the rights of any participant under an outstanding award, unless agreed to in a writing signed by the participant and Neuronetics. The Compensation Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award except as otherwise provided in the Plan.

Material U.S. Federal Income Tax Consequences of Awards
The following is a summary of material U.S. federal income tax considerations relating to the Plan. The summary is based on U.S. federal income tax laws and regulations presently in effect, which are subject to change, possibly retroactively. Tax laws are complex and may vary depending on individual circumstances and from locality to locality. This discussion does not purport to be a complete description of the U.S. federal income tax aspects of the Plan and does not address state, local or foreign tax consequences. All participants in the Plan are urged to consult their own tax advisors regarding the U.S. federal, state, local, and foreign income and other tax consequences of participating in the Plan based on the participant’s personal circumstances.
Nonqualified Stock Options. Under the Code, the grant of a nonqualified stock option is generally not taxable to the optionee. On exercise of a nonqualified stock option granted under the Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value of the shares acquired over the exercise price. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s holding period for those shares will begin on that date. Upon an optionee’s sale of shares acquired pursuant to the exercise of a nonqualified stock option, any difference between the sale price and the fair market value of the shares on the date when the stock option was exercised will be treated as long-term or short-term capital gain or loss.
If an optionee pays for shares of stock on exercise of an option by delivering Neuronetics Shares, the optionee will not recognize gain or loss on the shares delivered, even if the fair market value of such shares differs from the optionee’s tax basis in such shares. The optionee, however, will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. The tax basis of the shares received upon exercise will be the tax basis of the shares delivered as payment, share for share, to the extent the number of shares received equals the number of shares delivered as payment. In addition, the holding period of the shares received will include the holding period of the shares delivered as payment. The optionee’s tax basis and holding period for any shares received in excess of the number of shares delivered by the optionee will be the same as if the optionee had exercised the option solely in exchange for cash.
Upon an optionee’s exercise of a nonqualified stock option, Neuronetics or the applicable subsidiary will generally be entitled to a deduction for U.S. federal income tax purposes at such time and in the same amount recognized as ordinary income to the optionee, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in those sections, and provided that Neuronetics effects withholding with respect to the deemed compensation.
Incentive Stock Options. The Plan provides for the grant of stock options that qualify as incentive stock options (“ISOs”) as defined in section 422 of the Code. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share of stock received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.
If, however, an optionee disposes of a share of stock acquired on exercise of an ISO before the end of the Required Holding Period, (a “Disqualifying Disposition”) the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised (or, if less, the amount realized on such Disqualifying Disposition) over the exercise price. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, the excess gain recognized will be short-term or long-term capital gain, depending upon the length of time the shares have been held after the date of exercise.
If an optionee exercises an ISO by delivering shares of stock acquired by an earlier exercise of an ISO, and the previously acquired shares have not been held for the Required Holding Period, the optionee will recognize ordinary income on the Disqualifying Disposition.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year.
Neuronetics is not entitled to take a deduction for U.S. federal income tax purposes with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, Neuronetics is entitled to a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in that section, and provided that Neuronetics effects withholding with respect to the deemed compensation.
Stock Appreciation Rights. Neuronetics may grant stock appreciation rights (“SARs”) separate from any other award or in tandem with options under the Plan. Generally, the recipient of a SAR will not recognize any taxable income at the time the SAR is granted. When the SAR is exercised, the recipient receives the appreciation inherent in the SARs in cash and such cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock. Neuronetics will be entitled to a deduction for U.S. federal income tax purposes in an amount equal to the amount recognized by the recipient as ordinary income, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in those sections, and provided that Neuronetics effects withholding with respect to the deemed compensation.
SARs may be issued in tandem with a stock option. Under this type of arrangement, the exercise of a SAR will result in the cancellation of an option, and the exercise of an option will result in a cancellation of a SAR. If the recipient of a tandem SAR elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option, as previously discussed above. As a result, the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.
Restricted Stock. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received under the Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file a “section 83(b) election” with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income at the time the shares are awarded in an amount equal to their fair market value at that time, notwithstanding that such shares are not vested and may be subsequently forfeited. If a recipient makes such an election, the recipient will not recognize any additional taxable income at the time the shares become vested, but if the shares are later forfeited, the recipient will not be allowed a tax deduction for the forfeited shares.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the Plan, the difference between the sales price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

Neuronetics will be entitled to a deduction for U.S. federal income tax purposes equal to the amount of ordinary income taxable to the recipient, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in that section, and provided that Neuronetics effects withholding with respect to the deemed compensation.
Restricted Stock Units. A participant normally will not realize taxable income upon the award of Neuronetics RSUs. A participant will be subject to tax on the earlier of the year in which the participant receives the underlying shares of Neuronetics Shares or the year in which the award is no longer subject to a substantial risk of forfeiture. In that year, the participant will recognize income equal to the fair market value of the Neuronetics Shares received, or no longer subject to a substantial risk of forfeiture, and Neuronetics will be entitled to a deduction in the same amount, provided that such amount constitutes an ordinary and necessary business expense for Neuronetics and is reasonable in amount, and either the employee includes that amount in income or Neuronetics timely satisfies its reporting requirements with respect to that amount.
Performance based Awards. A participant who has been granted a performance-based award generally will not recognize taxable income at the time of grant, and Neuronetics will not be entitled to a deduction for U.S. federal income tax purposes at that time. When an award is paid, whether in cash or Neuronetics Shares, the participant generally will recognize ordinary income, and Neuronetics will be entitled to a corresponding deduction, provided that such amount constitutes an ordinary and necessary business expense for Neuronetics and is reasonable in amount, and either the employee includes that amount in income or Neuronetics timely satisfies its reporting requirements with respect to that amount. The participant’s tax basis in any shares acquired pursuant to a performance-based award is the amount recognized by him or her as income attributable to such shares. Upon a subsequent disposition of the shares, the participant will generally realize a capital gain or loss, as applicable.
Other Stock Awards. The U.S. federal income tax consequences of any other stock awards will depend upon the specific facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards.
Dividend Equivalents. Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. Neuronetics generally will be entitled to a deduction for U.S. federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in those sections, and provided that Neuronetics effects withholding with respect to the deemed compensation.
Tax Withholding. Ordinary income recognized in connection with the receipt or exercise of an award under the Plan is subject to income and employment tax wage withholding, unless the participant is not an employee of Neuronetics, or any subsidiary or affiliate. Neuronetics, or any subsidiary or affiliate, may deduct from all payments made under the Plan, an amount (which may include Neuronetics Shares) to satisfy any federal, state, local or foreign withholding obligations with respect to any award.
Section 409A. Section 409A of the Code governs the taxation of deferred compensation. Awards received under the Plan are intended to be exempt from the requirements of section 409A where possible. However, there can be no assurance that awards designed to be exempt from section 409A will in fact be exempt. An award that is subject to section 409A and fails to satisfy its requirements will subject the holder of the award to immediate taxation, an interest penalty and an additional 20% tax on the amount underlying the award.
Section 280G. Under certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions on stock awards in connection with a change in control could be deemed an “excess parachute payment” for purposes of the parachute tax provisions of section 280G of the Code. In that event, the grantee could be subject to a 20% excise tax and Neuronetics or applicable subsidiary could be denied a tax deduction with respect to a portion of the grants.

EXECUTIVE COMPENSATION
As a smaller reporting company, Neuronetics is not required to include a Compensation Discussion and Analysis in Neuronetics’ executive compensation disclosure and have elected to comply with the reduced disclosure requirements applicable to smaller reporting companies.
The following section describes the compensation that was earned by the Neuronetics NEOs. The Neuronetics NEOs for 2023 were:
•	Keith J. Sullivan, President and Chief Executive Officer;
•	Stephen Furlong, Executive Vice President, Chief Financial Officer and Treasurer; and
•	W. Andrew Macan, Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary.
Executive Compensation Process
The Compensation Committee is responsible for the executive compensation program for Neuronetics’ executive officers, including the Neuronetics NEOs, and reports to the Neuronetics Board on its discussions, decisions and other actions. The Compensation Committee has reviewed the corporate goals and objectives relating to the compensation of Neuronetics’ President and Chief Executive Officer, evaluated the performance of Neuronetics’ President and Chief Executive Officer in light of those goals and objectives and recommended to the Neuronetics Board the compensation of Neuronetics’ President and Chief Executive Officer based on such evaluation. In addition, the Compensation Committee has reviewed and approved all compensation for Neuronetics the other executive officers, including Neuronetics NEOs.
Summary Compensation Table
The following table provides information regarding the total compensation for services rendered in all capacities that was earned by Neuronetics NEOs for the fiscal years ended December 31, 2023 and 2022:

Name and Principal Position (a)	Year (b)	Salary ($) (d)	Bonus ($)(2) (d)	Restricted Stock Awards ($)(1) (e)	Option Awards ($)(1) (f)	Non-Equity Incentive Plan Compensation ($)(2) (g)	All Other Compensation ($)(3) (i)	Total Compensation ($) (j)
Keith J. Sullivan President and Chief Executive Officer	2023	$700,000	—	$1,601,700	—	$660,800	$28,485	$2,990,985
	2022	$676,000	—	$900,001	—	$841,620	$34,593	$2,452,214

Stephen Furlong, Executive Vice President, Chief Financial Officer	2023	$448,200	$56,025	$590,000	—	$170,316	$96,844	$1,361,385
	2022	$430,975	$53,872	$560,003	—	$223,030	$102,251	$1,370,130

W. Andrew Macan Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary	2023	$409,400	$51,175	$531,000	—	$155,572	$13,556	$1,160,703
	2022	$393,640	$49,205	$528,002	—	$203,709	—	$1,174,556

(1)
The amounts reported represent the aggregate grant date fair value of the options to purchase Neuronetics Shares and stock awards that may be settled for Neuronetics Shares granted to the Neuronetics NEOs in the covered fiscal years, calculated in accordance with the Financial Accounting Standard Board’s ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-vesting conditions. See Note 15 (Share Based Compensation) to Neuronetics’ financial statements as included in Neuronetics’ Annual Report on Form 10-K filed with the SEC on March 7, 2024 for the assumptions used in calculating the grant date fair value of the stock options and stock awards reported in these columns.

(2)
Reflects amounts paid pursuant to Neuronetics’ bonus program for each of the covered fiscal years. For a description of Neuronetics’ fiscal 2023 bonus program, see “— Narrative Disclosure to 2023 Summary Compensation Table” below.

(3)
For the years ended December 31, 2023 and 2022, the amount reported for Mr. Sullivan includes payment of $14,929 and $12,332, respectively, for automobile commuting costs to spend business time at corporate headquarters in Malvern, PA, including $529 and $432, respectively for a gross-up payment to offset the tax liability. For the year ended December 31, 2023 and 2022, the amount reported for Mr. Sullivan also includes payment of $13,556 and $22,261, respectively, for travel and entertainment expense, including $3,301 and $4,800, respectively, for a gross-up payment to offset the tax liability. For the years ended December 31, 2023 and 2022, the amount reported for Mr. Furlong includes payment of $83,288 and $79,990, respectively, for relocation expenses associated with travel to corporate headquarters, including $36,938 and $33,865, respectively, for a gross-up payment to offset the tax liability incurred in connection with such expenses. For the years ended December 31, 2023 and 2022, the amount reported for Mr. Furlong also includes payment of $13,556 and $22,261, respectively, for travel and entertainment expenses, including $3,979 and $4,800, respectively, for a gross-up payment to offset the tax liability incurred in connection with such expenses. Such amount is to be repaid to Neuronetics if Mr. Furlong terminates his employment with Neuronetics voluntarily or his employment is terminated for cause within 24 months of the effective date of his employment. For the year ended December 31, 2023, the amount reported for Mr. Macan includes payment of $13,556, for travel and entertainment expenses, including $3,726 for a gross-up payment to offset the tax liability incurred in connection with such expenses.
Narrative Disclosure to 2023 Summary Compensation Table
The compensation of Neuronetics NEOs generally consists of base salary, an annual non-equity incentive opportunity and long-term incentive compensation in the form of equity awards.
Base Salary
The Compensation Committee reviews the base salaries of Neuronetics’ executive officers, including Neuronetics NEOs, from time to time and makes adjustments (or, in the case of Neuronetics’ President and Chief Executive Officer, may recommend adjustments for approval by the Neuronetics Board) as it determines to be reasonable and necessary to reflect the scope of their performance, contributions, responsibilities, experience, prior salary level, position and market conditions, including base salary amounts relative to similarly situated executive officers at peer group companies. On February 8, 2023, the Compensation Committee adjusted Messrs. Furlong’s and Macan’s base salaries to $448,200 and $409,400, respectively, effective January 1, 2023. Also on February 8, 2023, upon the recommendation of the Compensation Committee, the Neuronetics Board adjusted Mr. Sullivan’s base salary to $700,000, effective January 1, 2023. The Compensation Committee evaluated all executive base salaries in consultation with Alpine Rewards, LLC (“Alpine”).
Annual Cash Bonuses
Each of Messrs. Sullivan, Furlong and Macan participated in Neuronetics’ 2023 annual non-equity incentive plan, pursuant to which they were eligible to earn a cash incentive award based on corporate performance focused on revenue and earnings before interest and taxes (“EBIT”) objectives. The 2023 target annual cash incentive opportunity of Messrs. Sullivan, Furlong and Macan was 100%, 50% and 50% of annual base salary, respectively. In early 2024, the Compensation Committee evaluated Neuronetics’ performance relative to these performance metrics. After considering Neuronetics’ revenue and EBIT performance in the context of the market conditions that evolved throughout the year, the roll-out of the Better Me Guarantee Provider pilot program, Neuronetics’ accomplishment in generating positive cash flow for the first time in Neuronetics’ history during the fourth quarter of 2023, and with respect to Messrs. Furlong and Macan, their performance against their pre-established individual performance goals, the Compensation Committee determined to pay Messrs. Sullivan, Furlong and Macan cash incentive awards at 94%, 101% and 101%, respectively, of target. As the Compensation Committee exercised discretion in calculating the cash amounts paid to Messrs. Sullivan, Furlong and Macan with respect to the year ending December 31, 2023, those amounts are set forth in the column entitled “Bonus” in the “— Summary Compensation Table”.
Long-Term Incentive Compensation
Pursuant to the terms and conditions of Neuronetics’ equity incentive plans, Neuronetics generally grants restricted stock unit awards to Neuronetics’ employees, including Neuronetics NEOs.
On February 8, 2023, Messrs. Sullivan, Furlong and Macan received restricted stock units representing 285,000 shares, 100,000 shares and 90,000 shares, respectively. For a description of restricted stock unit awards that may be settled for Neuronetics Shares granted to Neuronetics NEOs in 2023, see “— Outstanding Equity Awards at Fiscal Year-End Table”.
On February 5, 2024, Messrs. Sullivan, Furlong and Macan received restricted stock units representing 300,000 shares, 100,000 shares and 90,000 shares, respectively. On February 29, 2024, Messrs. Furlong and Macan each received restricted stock units representing 15,000 shares.
Employment Agreements
Neuronetics has entered into employment agreements or offer letters with Messrs. Sullivan, Furlong, and Macan. The key terms and conditions of these agreements are described below. For a discussion of the post-employment compensation arrangements with each of Neuronetics NEOs, see “— Executive Officer Post-Employment Compensation Arrangements”.

Mr. Sullivan
Neuronetics entered into an employment agreement with Mr. Sullivan dated July 14, 2020, pursuant to which Neuronetics employed him as Neuronetics’ President and Chief Executive Officer and he serves as a member of the Neuronetics Board. The agreement entitled Mr. Sullivan to a target annual cash bonus opportunity of at least 75% of his annual base salary, subject to annual review and adjustment by the Neuronetics Board upon recommendation from the Compensation Committee, with the actual amount of such annual bonus payable to be determined by the Neuronetics Board, based on the achievement of corporate performance objectives determined and agreed to by the Neuronetics Board. Effective November 2, 2023, Neuronetics amended and restated the agreement to update Mr. Sullivan’s annual base salary, his target annual cash bonus opportunity (from 75% to 100% of his annual base salary), and his severance benefits (as described in greater detail in “— Executive Officer Post-Employment Compensation Arrangements”). Mr. Sullivan’s 2023 annual base salary was $700,000. See “— Executive Officer Post-Employment Compensation Arrangements” for more information regarding severance benefits.
Messrs. Furlong and Macan
Neuronetics entered into employment offer letters with each of Messrs. Furlong and Macan. The employment of each is “at will” and each agreement endures until terminated by either party. See “— Executive Officer Post-Employment Compensation Arrangements” for more information regarding severance benefits.
Perquisites
Mr. Furlong is entitled to commuting costs reimbursement, including reimbursement for weekly round-trip coach class airfare to corporate headquarters in Malvern, PA; reimbursement of certain related travel expenses; a housing allowance in Malvern of up to $2,000 per month; and a tax gross-up payment to offset any tax liability Mr. Furlong incurs as a result of any reimbursed relocation expenses. In 2023, Neuronetics NEOs and their spouses attended Neuronetics’ annual President’s Club trip, which is an all-expenses-paid trip that is offered as a reward to certain of Neuronetics’ sales representatives and their spouses based on achievement of pre-defined goals.

Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information regarding the outstanding and unexercised stock options and restricted stock unit awards held by each of Neuronetics NEOs as of December 31, 2023. The vesting schedule applicable to each outstanding equity award is described in the footnotes to the table below. For information regarding the vesting acceleration provisions applicable to the equity awards of Neuronetics NEOs, see “— Executive Officer Post-Employment Compensation Arrangements”.

Name (a)	Equity Award Grant Date	Number of securities Underlying Unexercised options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Neuronetics Shares or Units of Stock that have not Vested (g)	Market Value of Shares or Units of Stock that have not Vested (h)
Mr. Sullivan	07/14/20	754,166	145,834(4)	$1.98	07/13/30	375,000(3)	$1,087,500
	02/03/21	—	—	—	—	100,000(4)	$290,000
	02/09/22	—	—	—	—	189,289(1)	$548,927
	02/09/23	—	—	—	—	285,000(1)	$826,500

Mr. Furlong	07/22/19	117,845	—	$11.48	07/21/29	—	—
	02/03/21	—	—	—	—	46,728(5)	$135,511
	10/04/21	—	—	—	—	3,334(2)	$9,669
	02/09/22	—	—	—	—	117,778(1)	$341,556
	02/08/23	—	—	—	—	100,000(1)	$290,000

Mr. Macan	02/03/21	—	—	—	—	21,058(6)	$61,068
	10/04/21	—	—	—	—	3,334(1)	$9,669
	02/09/22	—	—	—	—	111,047(1)	$322,036
	02/08/23	—	—	—	—	90,000(1)	$261,000

(1)
One-third or approximately thirty-three percent (33%) of the shares subject to the Neuronetics RSUs grant shall vest on the first, second, and third anniversary of the original grant date subject to the reporting person continuing to provide service through each such date.

(2)
Option to purchase Neuronetics Shares vests as to 25% of the shares subject to the option on the first anniversary of Mr. Sullivan’s relevant vesting commencement date and the remaining shares vest as to 1/48th of such shares each month thereafter.

(3)
Consists of (i) 500,000 Neuronetics RSU grant that vests in four equal annual installments beginning on July 14, 2021, in each case subject to continuous service of the Reporting Person through such date and (ii) 500,000 performance restricted stock units (“Neuronetics PRSUs”) grant comprised of four equal tranches each of which vest in equal installments of 125,000 Neuronetics Shares based on appreciation of Neuronetics Shares stock price to $10, $15, $20 and $25 per Neuronetics Share, respectively, measured using a trailing 30-day volume weighted average price (“VWAP”) of a share of the Neuronetics Shares. 250,000 shares vested during December 31, 2021 period as the $10 and $15 per Neuronetics Share VWAP requirement was satisfied.

(4)
Consists of a 100,000 Neuronetics PRSUs grant comprised of two equal tranches of which vest in equal installments of 50,000 Neuronetics Shares based on appreciation of the Neuronetics Shares stock price to $30 and $35 per Neuronetics Share, respectively, measured using a trailing 30-day VWAP of a share of the Neuronetics Shares.

(5)
Consists of (i) 35,176 Neuronetics RSUs grant that vests in three equal annual installments beginning on February 3, 2022, in each case subject to continuous service of the Reporting Person through such date and (ii) 35,000 Neuronetics PRSUs grant that will vest based on appreciation of the Neuronetics Shares price to $25 per Neuronetics Share, measured using a trailing 30-day VWAP of a share of the Neuronetics Shares.

(6)
Consists of (i) 33,166 Neuronetics RSUs grant that vests in three equal annual installments beginning on February 3, 2022, in each case subject to continuous service of the Reporting Person through such date and (ii) 10,000 Neuronetics PRSUs grant that will vest based on appreciation of the Neuronetics Shares price to $25 per Neuronetics Share, measured using a trailing 30-day VWAP of a share of the Neuronetics Shares.

Executive Officer Post-Employment Compensation Arrangements
Mr. Sullivan
In July 2021, Neuronetics entered into a restrictive covenant and severance agreement with Mr. Sullivan, which updated certain provisions in his employment agreement. Under the agreement, if Neuronetics terminated Mr. Sullivan’s employment without cause or Mr. Sullivan terminated his employment for good reason, then

Mr. Sullivan was entitled to receive 12 months of salary continuation, 12 months of benefits continuation and a prorated bonus for the year of termination, and if the termination of Mr. Sullivan’s employment was in connection with a change in control, then, in lieu of the benefits described above, Mr. Sullivan was entitled to receive 18 months of salary continuation, 18 months of benefits continuation, a bonus for the year of termination paid at 150% of target and accelerated vesting of his outstanding equity awards. Effective November 2, 2023, acting upon Alpine’s recommendation and approval from the Compensation Committee and the Neuronetics Board, Neuronetics amended and restated the agreement such that, if the termination of Mr. Sullivan’s employment is in connection with a change in control, then Mr. Sullivan is entitled to receive 24 months of salary and benefits continuation (in lieu of 18 months as set forth prior to such amendment and restatement).
Messrs. Furlong and Macan
In July 2021, Neuronetics entered into restrictive covenant and severance agreements with each of Messrs. Furlong and Macan, which updated certain provisions in their original severance agreements. Under the new agreement, if Neuronetics terminates the executive’s employment without cause or the executive terminates his employment for good reason, the executive is entitled to receive 12 months of salary continuation and 12 months of benefits continuation. If the termination of the executive’s employment is in connection with a change in control, then, in addition to the severance benefits above, the executive is entitled to receive a bonus for the year of termination paid at 100% of target and accelerated vesting of his outstanding equity awards.
For purposes of these agreements, “cause” generally means the executive’s indictment, conviction or plea of guilty or no contest to a felony or to a misdemeanor involving moral turpitude or that causes material damage to Neuronetics’ public image or reputation, or to Neuronetics’ operations or financial performance; gross negligence or willful misconduct with respect to their duties and responsibilities to Neuronetics; alcohol or illegal substance abuse in the event Neuronetics has reasonable grounds for suspecting they are under the influence while at work and their ability to perform their duties and responsibilities has been impaired; their failure to timely execute a restrictive covenant agreement; willful refusal or failure to perform any specific material lawful direction from the Neuronetics Board not cured within 30 days after delivery of written notice; willful and material breach of any written agreement with or duty owed to Neuronetics; or if Neuronetics determines that they have intentionally omitted any requested information or falsified any disclosed information either in their resume or during the interview process with Neuronetics.
Messrs. Sullivan, Furlong, and Macan
For purposes of these agreements, “good reason” generally means a material adverse change in the executive’s position with Neuronetics that reduces their title, level of authority, duties or responsibilities; a reduction in their base salary or target bonus; Neuronetics’ failure to provide that they are eligible to participate in benefit plans on a basis at least as favorable as that of Neuronetics’ other similarly situated senior corporate officers; or relocation of their principal worksite by more than 35 miles, unless it reduces their commute.
For purposes of these agreements, “change in control” generally means the occurrence of, in one transaction or a series of related transactions, any person becoming a beneficial owner, directly or indirectly, of Neuronetics’ securities representing more than 50% of the voting power of Neuronetics’ then-outstanding securities; a consolidation, share exchange, reorganization or merger in which Neuronetics’ equity holders immediately prior to such event own less than 50% of the voting power of the resulting entity’s securities outstanding immediately following such event; or the sale or other disposition of all or substantially all of Neuronetics’ assets; or any similar event deemed by the Neuronetics Board to constitute a “change in control.”
In consideration for the benefits extended under the severance agreements, Messrs. Sullivan, Furlong and Macan entered into restrictive covenant and invention assignment agreements with Neuronetics, which agreements contain non-compete, non-solicitation and intellectual property protections in Neuronetics’ favor.
Equity Award Acceleration
Under the terms of the Plan, in connection with a change in control or similar corporate transaction, the Compensation Committee may choose, but is not required, to accelerate the vesting and exercisability of awards granted under the Plan.

Pay Versus Performance
As required by the pay versus performance rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended, Neuronetics is providing the following information regarding the relationship between executive compensation and Neuronetics’ financial performance for each of the last two completed fiscal years. In determining the compensation actually paid (“CAP”) to Neuronetics NEOs, Neuronetics is required to make various adjustments to amounts that are reported in the Summary Compensation Table, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table.
Neuronetics does not utilize net income (loss) or total stockholder return (“TSR”) in Neuronetics’ executive compensation program. However, Neuronetics does utilize several other performance measures to align executive compensation with Neuronetics’ performance. As described in more detail in the section entitled “— Narrative Disclosure to 2023 Summary Compensation Table”, part of the compensation that Neuronetics NEOs are eligible to receive consists of annual performance-based cash bonuses, which are designed to provide appropriate incentives to Neuronetics’ executives to achieve defined annual corporate goals and to reward Neuronetics’ executives for individual achievement towards these goals. Additionally, Neuronetics views restricted stock, which is an integral part of Neuronetics’ executive compensation program, as related to Neuronetics’ performance although not directly tied to net income (loss) or TSR, because they provide incremental value only if the market price of Neuronetics’ common stock increases, and if the executive officer continues in Neuronetics’ employment over the vesting period. Neuronetics believes that stock restricted stock grants provide a meaningful incentive for Neuronetics’ executives to remain in Neuronetics’ employment and enhance stockholder value over time.
Neuronetics Stockholders should refer to the philosophy, policies and practices in this Joint Proxy Statement/Circular for a complete description of how executive compensation relates to Neuronetics’ performance measures and how the Compensation Committee makes its decisions related thereto. See “— Executive Compensation Process”. The Compensation Committee did not consider this SEC-required pay versus performance analysis and disclosure below in making its pay decisions for any of the years shown.
Pay Versus Performance Table
The following table provides the information required to be disclosed for Neuronetics NEOs for each of the fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021 along with the financial information required to be disclosed for each fiscal year. Neuronetics is a smaller reporting company, as defined in Rule 12b-2 under the U.S. Exchange Act, and has elected to provide in this proxy statement certain scaled disclosures permitted under the U.S. Exchange Act for smaller reporting companies.

Year	Summary Compensation Table Total for the Principal Executive Officer (“PEO”)(1)	Compensation actually paid to PEO(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(3)(4)	Value of Initial Fixed $100 Investment Based on TSR(5)	Net Loss (in $ ‘000s)(6)
2023	$2,990,985	($1,941,901)	$1,261,044	$199,563	$26	($29,784)
2022	$2,452,214	$4,129,522	$1,272,343	$1,986,312	$62	($37,159)
2021	$2,838,730	($3,227,270)	$1,579,725	$210,913	$40	($31,193)

(1)
The dollar amounts reported in this column are the amounts of total compensation reported in the “Total” column of the Summary Compensation Table for the 2021, 2022 and 2023 fiscal years for Mr. Sullivan who served as Neuronetics’ PEO for the applicable year. For additional information, see “— Summary Compensation Table”.

(2)	The dollar amount reported in this column represent the amount of CAP to Neuronetics’ PEO, Mr. Sullivan, as computed in accordance with Item 402(v) of Regulation S-K.
(3)	The following table reflects the adjustments made to compute CAP for each applicable year.
(4)
The dollar amounts reported in this column represent the average of the amounts reported for Neuronetics’ Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. The Non-PEO NEOs in each applicable year were Messrs. Furlong, and Macan.

(5)
The amounts reported in this column reflect Neuronetics’ cumulative TSR, assuming an initial fixed $100 investment in Neuronetics for the period starting December 31, 2021 through the end of each listed fiscal year. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measured period, assuming dividend reinvestment, and the difference between Neuronetics’ share price at the end and the beginning of the measured period by Neuronetics’ share price at the beginning of the measured period. No dividends were paid on stock or option awards in 2021, 2022 and 2023.

(6)	The dollar amounts reported represent the amount of net loss attributed to Neuronetics Stockholders as reflected in Neuronetics’ audited financial statements of each applicable year.

	2023		2022		2021
	PEO $	Non-PEO NEOs $	PEO $	Non-PEO NEOs $	PEO $	Non-PEO NEOs $
Summary Compensation Table total	$2,990,985	$2,522,088	$2,452,214	$2,544,686	$2,838,730	$3,159,451
Adjustments
(Subtraction): Stock Awards	($1,601,700)	($1,121,000)	($900,001)	($1,088,005)	($1,592,000)	($1,930,605)
Fair Value of Equity Awards
Addition: Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year	$826,500	$551,000	$1,950,475	$2,357,915	$446,000	$594,705
Addition: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in the Prior Year	($3,184,086)	($1,204,018)	$2,388,083	$536,152	($8,276,667)	($2,105,984)
Addition: Change in Fair Value or Prior Year Equity Awards Vested in Covered Year	($973,599)	($348,944)	($1,761,250)	($378,124)	$3,356,667	$704,259
Total Adjustments for Fair Value Equity Awards	$(4,932,886)	$(2,122,961)	$1,677,308	$1,427,938	$(6,066,000)	$(2,737,624)
Compensation Actually Paid	$(1,941,901)	$399,127	$4,129,522	$3,972,624	$(3,227,270)	$421,826

Analysis of the Information Presented in the Pay Versus Performance Table
Neuronetics generally seeks to incentivize long-term performance, and therefore does not specifically align Neuronetics’ performance measures with CAP (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, Neuronetics is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

CAP and Net Income (Loss)
The following chart sets forth the relationship between CAP to Mr. Sullivan and the average of CAP to Neuronetics NEOs as a group (excluding Mr. Sullivan), and Neuronetics’ net loss during the two most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid Versus Company Net Loss
Compensation Actually Paid ($ Thousands)
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
$(2,000)
$(3,000)
Company Net Loss ($ Thousands)
$-
$(10,000)
$(20,000)
$(30,000)
$(40,000)
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company Net Loss

CAP and Cumulative TSR
The following chart sets forth the relationship between CAP to Mr. Sullivan, the average of CAP to Neuronetics NEOs as a group (excluding Mr. Sullivan), and Neuronetics’ cumulative TSR over the two most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid ($ Thousands)
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
$(2,000)
$(3,000)
70
60
50
40
30
20
10
-
Company TSR ($)
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company TSR

All information provided in this “Pay Versus Performance” section will not be deemed to be incorporated by reference in any filing of Neuronetics under the U.S. Securities Act or the U.S. Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DIRECTOR COMPENSATION
The Neuronetics Board has adopted a compensation policy with respect to the compensation of Neuronetics’ non-employee directors who are not serving due to an affiliation with Neuronetics’ investors. Pursuant to this policy, in 2023, each non-employee director received annual cash compensation of $55,000 and the Chairman of the Neuronetics Board received an additional $60,000. Additionally, annual cash compensation for committee membership is as follows:
•	Audit Committee chair: $20,000;
•	Audit Committee member: $10,000;
•	Compensation Committee chair: $15,000;
•	Compensation Committee member: $7,500;
•	Nominating and Governance Committee chair: $10,000; and
•	Nominating and Governance Committee member: $5,000.
All annual cash compensation amounts are payable in equal quarterly installments. Cash retainers are prorated for any partial year service. Eligible directors may elect to receive cash retainers in the form of vested common stock.
In 2023: (i) each eligible director who continued to serve as a director following Neuronetics’ 2023 annual meeting of stockholders was granted restricted stock units valued at $100,000, vesting in full one year from the grant date and, in any event, vesting on the date of the next annual meeting of Neuronetics Stockholders or upon a change in control of Neuronetics, subject to continued service as a director through the applicable vesting date; and (ii) Mr. Cascella, the non-executive Chairman of the Neuronetics Board, received additional restricted stock units valued at $25,000 for his service as the non-executive Chair.
Mr. Sullivan, Neuronetics’ President and Chief Executive Officer, receives no compensation for his service as a director.
The following table provides information for the year ended December 31, 2023 regarding all compensation awarded to, earned by or paid to each person who served as a non-employee director during the year ended December 31, 2023. Other than as set forth in the table and the narrative that follows it, in the year ended December 31, 2023, Neuronetics did not pay any fees to Neuronetics’ non-employee directors, make any equity or non-equity awards to non-employee directors or pay any other compensation to non-employee directors.
All compensation that Neuronetics paid to Mr. Sullivan, Neuronetics’ only employee director in 2023, is presented in the tables summarizing Neuronetics NEOs’ compensation under “Executive Compensation”.
2023 Director Compensation Table

Name (a)	Fees Earned or Paid in Cash ($) (b)	Restricted Stock Awards ($)(1) (c)	Option Awards ($)(1) (d)	All Other Compensation ($) (g)	Total ($) (h)
John K. Bakewell(2)	$80,000	$100,001	—	—	$180,001
Robert A. Casella(3)	$120,000	$125,001	—	—	$245,001
Sheryl L. Conley(4)	$75,000	$100,001	—	—	$175,001
Wilfred E. Jaeger, M.D.(5)	$62,500	$100,001	—	—	$162,501
Glenn P. Muir(6)	$82,500	$100,001	—	—	$182,501
Megan Rosengarten(7)	$62,500	$100,001	—	—	$162,501
Joseph H. Capper(8)	$65,000	$100,001	—	—	$165,001

(1)
The amounts reported represent the aggregate grant date fair value of the options to purchase Neuronetics Shares and restricted stock unit awards that may be settled for Neuronetics Shares granted to Neuronetics’ non-employee directors in 2022, calculated in accordance with the Financial Accounting Standard Board’s ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-vesting conditions. See Note 15 (Share Based Compensation) to Neuronetics’ financial statements as included in Neuronetics’ Annual Report on Form 10-K filed with the SEC on March 8, 2023 for the assumptions used in calculating the grant date fair value of the stock options and stock awards reported in these columns.

(2)	As of December 31, 2023, Mr. Bakewell held 36,364 shares of unvested restricted common stock.
(3)	As of December 31, 2023, Mr. Cascella held 45,455 shares of unvested restricted common stock.
(4)	As of December 31, 2023, Ms. Conley held 36,364 shares of unvested restricted common stock and 6,630 exercisable options to Neuronetics Shares.
(5)	As of December 31, 2023, Dr. Jaeger held 36,364 shares of unvested restricted common stock and 16,102 exercisable options to purchase Neuronetics Shares.
(6)	As of December 31, 2023, Mr. Muir held 36,364 shares of unvested restricted common stock and 36,802 exercisable options to purchase Neuronetics Shares.
(7)	As of December 31, 2023, Ms. Rosengarten held 36,364 shares of unvested restricted common stock.
(8)	As of December 31, 2023, Mr. Capper held 36,364 shares of unvested restricted common stock.

PRINCIPAL SECURITYHOLDERS OF GREENBROOK
The following table states the names of the persons who, as of [•], 2024, to Greenbrook’s knowledge, beneficially owned, or exercised control or direction over, directly or indirectly, 10% or more of the issued and outstanding Greenbrook Shares:
Security Ownership of Certain Beneficial Owners

Name of Beneficial Owner	Number of Greenbrook Shares	Percent of Class
Madryn Asset Management, LP(1)	6,363,636	[•]%
Greybrook Health Inc.(2)	7,000,424	[•]%
Michael Masters(3)	4,327,269	[•]%
(1)
MHP II and MHP II – Cayman directly hold 6,363,636 Greenbrook Shares. In addition to the 6,363,636 Greenbrook Shares held directly by MHP and MHP II – Cayman, Madryn Asset Management, LP may be deemed to beneficially own Greenbrook Shares issuable upon the conversion of indebtedness under the Greenbrook Credit Agreement and upon the conversion of the Convertible Notes held by Madryn or its affiliates. (i) [•] Greenbrook Shares would be issuable to Madryn and its affiliates upon conversion of the Total Exchanged Term Loan Amount under the Greenbrook Credit Agreement pursuant to the TL Conversion Agreement if such conversion occurred on the date of this Joint Proxy Statement/Circular and (ii) [•] Greenbrook Shares would be issuable to Madryn and its affiliates upon conversion of the Convertible Notes held by Madryn or its affiliates. Madryn Asset Management, LP’s address is 330 Madison Avenue, Floor 33, New York, New York 10017.

(2)
Greybrook Health and its affiliate, Greybrook Realty Partners Inc., directly hold 7,000,424 Greenbrook Shares. It is estimated that (i) [•] Greenbrook Shares are issuable to Greybrook Health upon conversion by Greybrook Health of the Convertible Notes held by Greybrook Health and (ii) [•] Greenbrook Shares are issuable to Greybrook Health upon exercise of Greenbrook Warrants. All Greenbrook Shares beneficially owned by Greybrook Health share voting power with The Vamvakas Family Trust (2015). Greybrook Health’s address is 890 Yonge Street, 7th Floor Toronto, Ontario, Canada M4W 3P4.

(3)
Michael Masters holds 4,327,269 Greenbrook Shares directly or indirectly, of which (i) 3,427,272 Greenbrook Shares are beneficially owned by Masters Capital Management LLC managed funds and (ii) 899,997 Greenbrook Shares are beneficially owned by each of MSS GB SPV LP, MSS GB SPV GP LLC and Special Situations, LLC (collectively, “Masters”). Masters exercises shared voting power over the Greenbrook Shares beneficially owned by each of them. Masters’ address is 3060 Peachtree Road, NW, Suite 1425, Atlanta, Georgia 30305.

Ownership of Securities
The names of the directors, officers and other insiders of Greenbrook, the positions held by them with Greenbrook and the number and percentage of outstanding Greenbrook Shares beneficially owned, or over which control or direction is exercised, directly or indirectly, by each of them and, where known after reasonable enquiry, by their respective associates or affiliates, are set out in the following table. The table also sets out the number of Greenbrook Options, Greenbrook DSUs, Greenbrook RSUs and Greenbrook PSUs held by each of them, prior to the Arrangement:

Name(3)	Position/Title	Greenbrook Shares	% of Greenbrook Shares	Greenbrook Options	Greenbrook DSUs	Greenbrook RSUs	Greenbrook PSUs
Brian P. Burke	Director	—	[•]	12,000	[•]	—	—
Colleen Campbell	Director	5,000	[•]	12,000	[•]	—	—
Sasha Cucuz	Director and Chairman	—(1)	[•]	10,000	[•]	—	—
Juliana Elstad	Director	—	[•]	—	[•]	—	—
Bill Leonard	Director and President and Chief Executive Officer	832,500(2)	[•]	110,000	—	—	—
Surindra Mann	Director	—	[•]	—	[•]	—	—
Frank Tworecke	Director	40,000	[•]	10,000	[•]	—	—
Andrew Crish	Chief Operating Officer	—	[•]	275,000	—	—	—
Geoffrey Grammer	Chief Medical Officer	—	[•]	159,000	—	—	—
Peter Willett	Chief Financial Officer	—	[•]	402,000	—	—	—
(1)
Mr. Cucuz does not personally own any Greenbrook Shares, but is Chief Executive Officer of Greybrook Health, which owns, of record, 7,000,424 Greenbrook Shares with its affiliate, Greybrook Realty Partners Inc. It is estimated that [•] Greenbrook Shares are issuable to Greybrook Health upon conversion by Greybrook Health of the Convertible Notes held by Greybrook Health, and [•] Greenbrook Shares are issuable to Greybrook Health upon exercise of Greenbrook Warrants.

(2)
In addition to the 832,500 Greenbrook Shares personally owned by Mr. Leonard, there are an estimated [•] Greenbrook Shares issuable to Mr. Leonard upon conversion of the Convertible Notes held by Mr. Leonard.

(3)	Elias Vamvakas ceased to be a director of Greenbrook on July 12, 2024 upon his death.

PRINCIPAL STOCKHOLDERS OF NEURONETICS
The following table sets forth information known to Neuronetics regarding the beneficial ownership of the Neuronetics Shares as of [•], 2024, by:
•	each person who is known by Neuronetics to be the beneficial owner of more than 5% of the outstanding Neuronetics Shares;
•	each current named executive officers and directors of Neuronetics; and
•	all of the current executive officers and directors of Neuronetics, as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership percentages set forth in the table below are based on 30,301,103 Neuronetics Shares issued and outstanding as of [•], 2024. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, Neuronetics deemed to be outstanding all shares subject to stock awards held by that person that are issuable upon settlement of Neuronetics RSUs and all shares subject to convertible notes, options and/or warrants, as applicable, held by the person that are currently exercisable or would be exercisable within 60 days of October 30, 2024. However, except as described above, Neuronetics did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Neuronetics Shares.

Name and Address of Beneficial Owner	Number of Neuronetics Shares Beneficially Owned	Percentage of Outstanding Neuronetics Shares
Directors and Named Executive Officers:
Keith J. Sullivan(2)	1,639,687	[•]%
Stephen Furlong(3)	376,053	[•]%
W. Andrew Macan(4)	183,798	[•]%
Robert A. Cascella(5)	321,848	[•]%
Sheryl L. Conley(6)	85,212	[•]%
Glenn P. Muir(7)	240,256	[•]%
Megan Rosengarten(8)	85,890	[•]%
All Directors and Executive Officers of Neuronetics as a Group (nine individuals)(10)		[•]%
Five Percent Holders:(1)
Cannell Capital LLC(a)	2,769,268	[•]%
Divisadero Street Capital Mgt, LP	1,539,382	[•]%
Kent Lake Partners	1,500,000	[•]%

*	Less than one percent.
(a)
J. Carlo Cannell is the managing member of Cannell Capital, LLC. As such, he possesses the sole power to vote and dispose of the Neuronetics Shares beneficially owned by Cannell Capital, LLC. The address of this limited liability corporation is 245 Meriwether Circle, Alta, WY 83414.

(1)	Based on number of Neuronetics Shares reported by the 5% or greater stockholders on Schedule 13D, 13G or Form 4 filed with the SEC as of 5:00 p.m. Eastern Time on the Neuronetics Record Date.
(2)
Consists of 739,687 Neuronetics Shares and 900,000 Neuronetics Shares issuable upon exercise of outstanding options. Does not include awards of restricted stock units representing 584,667 Neuronetics Shares which have not yet vested, or awards of performance restricted stock units representing 350,000 Neuronetics Shares which have not vested.

(3)
Consists of 254,874 Neuronetics Shares and 117,845 Neuronetics Shares issuable upon exercise of outstanding options. Does not include awards of restricted stock units representing 243,902 Neuronetics Shares which have not yet vested, or awards of performance restricted stock units representing 35,000 Neuronetics Shares which have not vested.

(4)
Consists of 180,464 Neuronetics Shares. Does not include awards of restricted stock units representing 223,869 Neuronetics Shares which have not yet vested or awards of performance restricted stock units representing 10,000 Neuronetics Shares which have not vested.

(5)	Consists of 321,848 Neuronetics Shares and does not include restricted stock units representing 31,250 Neuronetics Shares.
(6)
Consists of 78,582 Neuronetics Shares, 6,630 Neuronetics Shares issuable upon exercise of outstanding options and does not include 25,000 restricted stock units and 36,364 restricted stock units that have been deferred.

(7)
Consists of 178,283 Neuronetics Shares, 36,802 Neuronetics Shares issuable upon exercise of outstanding options and does not include 25,000 restricted stock units and 36,364 restricted stock units that have been deferred.

(8)	Consists of 85,890 Neuronetics Shares and does not include 25,000 restricted stock units that have been deferred.
COMPARISON OF STOCKHOLDER RIGHTS
Neuronetics is incorporated under the laws of the State of Delaware. The rights of a stockholder of a Delaware corporation differ from the rights of a shareholder of an OBCA corporation. See Appendix “G” to this Joint Proxy Statement/Circular for a summary comparison of the rights of Greenbrook Shareholders and Neuronetics Stockholders.
INTEREST OF EXPERTS OF GREENBROOK AND NEURONETICS
The following persons and companies have prepared certain sections of this Joint Proxy Statement/Circular or Appendices attached hereto as described below or are named as having prepared or certified a report, statement or opinion in or incorporated by reference in this Joint Proxy Statement/Circular.

Name of Expert(1)	Nature of Relationship
Alliance Global Partners	Authors responsible for the preparation of the A.G.P. Fairness Opinion
KPMG LLP(2)	Auditors of Greenbrook
KPMG LLP(3)	Auditors of Neuronetics

Notes:
(1)
To the knowledge of Greenbrook, none of the experts so named (or any of the designated professionals thereof) held securities representing more than 1% of all issued and outstanding Greenbrook Shares as at the date of the statement, report or valuation in question, and none of the persons above is or is expected to be elected, appointed or employed as a director, officer or employee of Greenbrook or of any associate or affiliate of Greenbrook.

(2)
KPMG LLP are the auditors of Greenbrook and have confirmed with respect to Greenbrook that they are independent within the meaning of the relevant rules and related interpretations prescribed by the relevant professional bodies in Canada and any applicable legislation or regulations. Note (1) does not apply to KPMG LLP.

(3)
KPMG LLP is independent with respect to Neuronetics within the meaning of the U.S. Securities Act and the applicable rules and regulations thereunder adopted by the SEC and the Public Company Accounting Oversight Board (United States). Note (1) does not to apply to KPMG LLP.

AUDITORS, TRANSFER AGENTS AND REGISTRARS
The auditors of Greenbrook are KPMG LLP at its offices in Vaughan, Ontario, Canada. The transfer agent and registrar for the Greenbrook Shares is Computershare Investor Services Inc. at its offices in Toronto, Ontario, Canada.
The auditors of Neuronetics are KPMG LLP at its offices in Philadelphia, Pennsylvania. The transfer agent and registrar for the Neuronetics Shares is Equiniti Trust Company, LLC at its office in Brooklyn, New York.

FUTURE NEURONETICS STOCKHOLDER PROPOSALS
Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the U.S. Exchange Act to be considered for inclusion in Neuronetics’ proxy materials for the annual general meeting of Neuronetics Stockholders in 2025 (the “Neuronetics 2025 Annual Meeting”) must be in writing and received at Neuronetics’ principal executive offices at the following address: Neuronetics, Inc., 3222 Phoenixville Pike, Malvern, Pennsylvania 19355, Attention: Corporate Secretary, no earlier than the close of business on January 30, 2025, nor later than the close of business on March 1, 2025; provided, however, that if the 2025 annual meeting of stockholders is held before April 30, 2025 or after June 29, 2025, then notice by the stockholder must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made in order for such notice to be timely.
In addition, any Neuronetics Stockholder who wishes to propose a nominee to the Neuronetics Board or propose any other business to be considered by the Neuronetics Stockholders (other than a stockholder proposal included in Neuronetics’ proxy materials pursuant to Rule 14a-8 of the rules promulgated under the U.S. Exchange Act) must comply with the advance notice provisions and other requirements of Section 5(b)(ii) of the Current Neuronetics Bylaws, which are on file with the SEC and may be obtained from Neuronetics’ General Counsel upon request. These notice provisions require that nominations of persons for election to the Neuronetics Board and the proposal of business to be considered by the Neuronetics Stockholders for the Neuronetics 2025 Annual Meeting must be received no earlier than January 30, 2025 and no later than March 1, 2025. However, if the Neuronetics 2025 Annual Meeting is not held between April 30, 2025 and June 29, 2025, then the notice must be received not earlier than the close of business on the 120th day prior to the Neuronetics 2025 Annual Meeting, and not later than the close of business on the later of the 90th day prior to the Neuronetics 2025 Annual Meeting or the 10th day following the day on which public announcement of the date of the Neuronetics 2025 Annual Meeting is first made.
The Nominating and Corporate Governance Committee will consider director nominees recommended by the Neuronetics Stockholders. A stockholder who wishes to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee should send the recommendation to Neuronetics, Inc., 3222 Phoenixville Pike, Malvern, Pennsylvania 19355, Attention: Corporate Secretary, and Neuronetics will forward it to the Nominating and Corporate Governance Committee. The recommendation must include a description of the candidate’s qualifications for board service, including all of the information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC, as amended, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, and addresses and telephone numbers for contacting the stockholder and the candidate for more information. A stockholder who wishes to nominate an individual as a candidate for election, rather than recommend the individual to the Nominating and Corporate Governance Committee as a nominee, must comply with the notice procedures set forth in the Current Neuronetics Bylaws. The Nominating and Corporate Governance Committee will consider and evaluate persons recommended by the stockholders in the same manner as it considers and evaluates other potential directors, including incumbent directors.
HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially means extra convenience for stockholders and provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. If you are a Registered Greenbrook Shareholder or registered Neuronetics Stockholder, you may contact Greenbrook or Neuronetics, as applicable, at the contact information below regarding the same.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the notice, please notify your broker or Broadridge Financial Solutions, Inc. Neuronetics Stockholders who currently receive multiple copies of the notice at their addresses and would like to request householding of their communications should contact their brokers or Broadridge Financial Solutions, Inc. Any householded stockholder may request prompt delivery of a copy of the annual report or proxy statement by contacting Broadridge Financial Solutions, Inc. at 1-866-540-7095 or by writing to it at Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

ADDITIONAL INFORMATION CONCERNING GREENBROOK AND DOCUMENTS
INCORPORATED BY REFERENCE BY GREENBROOK
Information regarding Greenbrook has been incorporated by reference in this Joint Proxy Statement/Circular from documents filed by Greenbrook with the SEC and the applicable securities regulatory authorities in Canada. The documents listed below, which contain important information about Greenbrook, its business and its financial condition, and which were previously filed by Greenbrook with the SEC and the applicable securities regulatory authorities in Canada, are specifically incorporated by reference into, and form an integral part of, this Joint Proxy Statement/Circular:
(a)	the Greenbrook 10-K;
(b)
Greenbrook’s Quarterly Reports on Form 10-Q for the quarterly periods ended each of (i) March 31, 2024 and (ii) June 30, 2024, filed with the SEC and applicable securities regulatory authorities in Canada on May 15, 2024 and August 14, 2024, respectively;

(c)	Greenbrook’s Definitive Proxy Statement on Schedule 14A filed with the SEC on May 10, 2024; and
(d)
Greenbrook’s Current Reports on Form 8-K filed with the SEC on January 5, 2024 (other than the information furnished therein under Item 7.01 and Exhibit 99.1 thereto), January 22, 2024 (other than the information furnished therein under Item 7.01 and Exhibit 99.1 thereto), January 29, 2024 (other than the information furnished therein under Item 7.01 and Exhibit 99.1 thereto), February 2, 2024 (other than the information furnished therein under Item 7.01 and Exhibit 99.1 thereto), February 9, 2024 (other than the information furnished therein under Item 7.01 and Exhibit 99.1 thereto), February 15, 2024 (other than the information furnished therein under Item 7.01 and Exhibit 99.1 thereto), February 22, 2024 (other than the information furnished therein under Item 7.01 and Exhibit 99.1 thereto), February 23, 2024 (other than the information furnished therein under Item 7.01 and Exhibit 99.1 thereto), February 26, 2024, March 1, 2024, March 8, 2024 (other than the information furnished therein under Item 7.01 and Exhibit 99.1 thereto), March 15, 2024, March 26, 2024 (other than the information furnished therein under Item 7.01 and Exhibit 99.1 thereto), March 29, 2024, April 19, 2024, April 23, 2024 (other than the information furnished therein under Exhibit 99.1 thereto), April 26, 2024 (other than the information furnished therein under Item 7.01 and Exhibits 99.1, 99.2, 99.3 and 99.4 thereto), May 2, 2024, May 15, 2024 (other than the information furnished therein under Exhibit 99.1 thereto), May 21, 2024, June 7, 2024, June 28, 2024, July 12, 2024 (other than the information furnished therein under Item 7.01 and Exhibit 99.1 thereto), July 19, 2024, August 2, 2024, August 12, 2024 (other than the information furnished therein under Item 7.01 and Exhibit 99.1 thereto), August 14, 2024 (other than the information furnished therein under Item 7.01 and Exhibit 99.1 thereto), August 21, 2024, September 6, 2024 and [•].

Any future filings made by Greenbrook with the SEC under section 13(a), section 13(c), section 14 or section 15(d) of the U.S. Exchange Act after the date of this Joint Proxy Statement/Circular but before the Greenbrook Meeting will be automatically incorporated by reference into this Joint Proxy Statement/Circular.
All financial statements, management’s discussion and analysis, annual information forms, material change reports (other than confidential reports), business acquisition reports and all other documents of the type referred to in National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”) filed by Greenbrook with the applicable securities regulatory authorities in each of the provinces and territories of Canada on SEDAR+ at www.sedarplus.ca after the date of this Joint Proxy Statement/Circular and before the Greenbrook Meeting are deemed to be incorporated by reference into this Joint Proxy Statement/Circular.
Financial information of Greenbrook is provided in Greenbrook’s consolidated financial statements and in Greenbrook’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the year ended December 31, 2023, both contained in the Greenbrook 10-K, were filed on SEDAR+ on April 25, 2024.
You may obtain a copy of the documents incorporated by reference, Greenbrook’s latest annual report, Greenbrook’s consolidated financial statements for the year ended December 31, 2023 or Greenbrook’s condensed interim consolidated financial statements for the three and six months ended June 30, 2024 and June 30, 2023, this Joint Proxy Statement/Circular or other information about Greenbrook, upon request to

Peter Willett, Chief Financial Officer of Greenbrook. If you are a Greenbrook Shareholder, there will be no charge to you for these documents. You can also find these documents, as well as additional information relating to Greenbrook, on Greenbrook’s profile on SEDAR+ at www.sedarplus.ca or at Greenbrook’s website at www.greenbrooktms.com.
Any statement contained in a document incorporated or deemed to be incorporated by reference herein that bears a date earlier than the date of this Joint Proxy Statement/Circular shall be deemed to be modified or superseded, for the purposes of this Joint Proxy Statement/Circular, to the extent that a statement contained herein, modifies or supersedes such statement. The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes. The making of a modifying or superseding statement will not be deemed to be an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. Any statement so modified or superseded will not be deemed, in its unmodified or non-superseded form, to constitute a part of this Joint Proxy Statement/Circular.

ADDITIONAL INFORMATION CONCERNING NEURONETICS AND DOCUMENTS
INCORPORATED BY REFERENCE BY NEURONETICS
Information regarding Neuronetics has been incorporated by reference in this Joint Proxy Statement/Circular from documents filed by Neuronetics with the SEC. The documents listed below, which contain important information about Neuronetics, its business and its financial condition, and which were previously filed by Neuronetics with the SEC, are specifically incorporated by reference into, and form an integral part of, this Joint Proxy Statement/Circular (excluding any portions of such documents that have been furnished but not filed for purposes of the U.S. Exchange Act):
(a)	Neuronetics’ Annual Report on Form 10-K for the fiscal year ended December 31 2023;
(b)	Neuronetics’ Annual Report on Form 10-K for the fiscal year ended December 31 2022;
(c)	Neuronetics’ Quarterly Reports on Form 10-Q for the quarterly periods ended each of (i) March 31, 2024 and (ii) June 30 2024;
(d)	Neuronetics’ Definitive Proxy Statement on Schedule 14A filed on April 11, 2024; and
(e)	Neuronetics’ Current Reports on Form 8-K filed with the SEC on July 30, 2024, August 12, 2024, August 12, 2024, August 13, 2024, August 14, 2024 and August 15, 2024.
Neuronetics provides copies of such documents incorporated by reference on Neuronetics’ Investor Relations page on its website at ir.neuronetics.com.
The above documents that are incorporated by reference into this Joint Proxy Statement/Circular have been filed on Greenbrook’s profile on SEDAR+ at www.sedarplus.ca for the purposes of incorporating these documents by reference into the section “Information Concerning Neuronetics” as required under Canadian securities laws.
Any statement contained in a document incorporated or deemed to be incorporated by reference herein that bears a date earlier than the date of this Joint Proxy Statement/Circular shall be deemed to be modified or superseded, for the purposes of this Joint Proxy Statement/Circular, to the extent that a statement contained herein, modifies or supersedes such statement. Any future filings made by Neuronetics with the SEC under Section 13(a), 13(c), 14, or 15(d) of the U.S. Exchange Act after the date of this Joint Proxy Statement/Circular but before the Neuronetics Meeting will be automatically incorporated by reference into this Joint Proxy Statement/Circular. The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes. The making of a modifying or superseding statement will not be deemed to be an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. Any statement so modified or superseded will not be deemed, in its unmodified or non-superseded form, to constitute a part of this Joint Proxy Statement/Circular.

ADDITIONAL INFORMATION
Additional information relating to Greenbrook and Neuronetics may be found on Greenbrook’s EDGAR profile at www.sec.gov and on Greenbrook’s SEDAR+ profile at www.sedarplus.ca and on Neuronetics’ EDGAR profile at www.sec.gov as well as at Greenbrook’s SEDAR+ profile at www.sedarplus.ca and on Greenbrook’s website at www.greenbrooktms.com/ and Neuronetics’ website at ir.neuronetics.com/. The information contained on Greenbrook’s and Neuronetics’ websites is not included as a part of, or incorporated by reference into, this Joint Proxy Statement/Circular.
Pursuant to NI 51-102, Greenbrook is required to annually send a request form to registered holders and beneficial owners of the Greenbrook’s securities, other than debt securities, that such registered holders and beneficial owners may use to request a copy of Greenbrook’s annual financial statements and management’s discussion and analysis, interim financial statements and management’s discussion and analysis, or both. Registered holders and beneficial owners should review the request form carefully. Copies of these documents can also be found at www.sedarplus.ca.
Greenbrook and Neuronetics file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet website that contains reports, proxy statements and other information regarding issuers, including Greenbrook and Neuronetics, who file electronically with the SEC. The address of that site is www.sec.gov.
APPROVAL OF THIS JOINT PROXY STATEMENT/
MANAGEMENT INFORMATION CIRCULAR
The contents and the provision of this Joint Proxy Statement/Circular have been approved by the Board of Directors of Greenbrook and the Board of Directors of Neuronetics.
DATED [•], 2024.

Bill Leonard	Keith J. Sullivan
President and Chief Executive Officer of Greenbrook TMS Inc.	President and Chief Executive Officer of Neuronetics, Inc.

APPENDIX “A”
ARANGEMENT AGREEMENT
(See attached.)

Appendix “A”
CERTAIN INFORMATION IDENTIFIED WITH THE MARK “[***]” HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE SUCH INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
NEURONETICS, INC.

AND

GREENBROOK TMS INC.

ARRANGEMENT AGREEMENT

Date: August 11, 2024

A-i

A-ii

ARRANGEMENT AGREEMENT
THIS ARRANGEMENT AGREEMENT is made as of August 11, 2024
BETWEEN:
NEURONETICS, INC., a corporation existing under the laws of the State of Delaware (“Neuronetics”)
- and -
GREENBROOK TMS INC., a corporation existing under the laws of the Province of Ontario (“Greenbrook”)
RECITALS:
A.
The board of directors of each of Neuronetics and Greenbrook has determined that it would be in the best interests of Neuronetics and Greenbrook, respectively, to combine the businesses conducted by the two corporations; and

B.	The Parties intend to carry out the transactions contemplated by this Agreement by way of a plan of arrangement under the provisions of the Business Corporations Act (Ontario).
THEREFORE, the Parties agree as follows:
ARTICLE 1
INTERPRETATION
1.1	Definitions
Whenever used in this Agreement, the following words and terms have the meanings set out below:
“affiliate” has the meaning given to it in NI 45-106;
“Agreement” means this arrangement agreement, including all schedules annexed hereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof;
“AML Laws” means all financial recordkeeping, reporting requirements, and anti-money laundering Laws enacted, administered, or enforced by any Governmental Entity of (a) the United States, (b) Canada, including Part XII.2 (Proceeds of Crime) of the Criminal Code (Canada), the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), (c) the European Union or any European Union member state, (d) the United Kingdom, (e) Switzerland, and (f) any other applicable domestic or foreign anti-money laundering or anti-terrorist financing Laws;
“Anti-Corruption Laws” means all anti-corruption Laws, including the Corruption of Foreign Public Officials Act (Canada), sections 121 (Frauds on the Government), 123 (Municipal Corruption), and 426 (Secret Commissions) of the Criminal Code (Canada), the Foreign Corrupt Practices Act of 1977 (United States), the Bribery Act 2010 (UK), and any other applicable Law from any foreign or domestic jurisdiction relating to anti-corruption or anti-bribery;
“Antitrust Laws” shall mean all Laws and Orders that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, restraint of trade, or lessening of competition through merger or acquisition;
“Arrangement” means the arrangement of Greenbrook under Section 182 of the OBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with the terms of this Agreement and the Plan of Arrangement or made at the direction of the Court in the Interim Order or Final Order with the consent of Neuronetics and Greenbrook, each acting reasonably;
“Arrangement Resolution” means the special resolution of Greenbrook Shareholders approving the Arrangement which is to be considered at the Greenbrook Meeting substantially in the form of Schedule B hereto;

“Articles of Arrangement” means the articles of arrangement of Greenbrook in respect of the Arrangement required by the OBCA to be sent to the Director after the Final Order is made, which shall include the Plan of Arrangement and otherwise be in form and substance satisfactory to Neuronetics and Greenbrook, each acting reasonably;
“Authorization” means, with respect to any Person, any authorization, order, permit, approval, grant, license, registration, consent, right, notification, condition, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction, decision, decree, by-law, rule or regulation, of, from or required by any Governmental Entity having jurisdiction over the Person;
“Business Day” means any day, other than a Saturday, a Sunday or a statutory or civic holiday in the Province of Ontario or in the State of Pennsylvania;
“Canadian Securities Authorities” means the securities commission or other securities regulatory authority of each province and territory of Canada;
“Canadian Securities Laws” means the Securities Act, together with all other applicable securities Laws, rules and regulations and published policies thereunder or under the securities laws of any other province or territory of Canada;
“Certificate of Arrangement” means the certificate of arrangement to be issued by the Director pursuant to subsection 183(2) of the OBCA in respect of the Articles of Arrangement;
“CEWS” means the Canada Emergency Wage Subsidy, Tourism and Hospitality Recovery Program, Hardest-Hit Business Recovery Program or Canada Emergency Rent Subsidy, in each case as provided for under section 125.7 of the Tax Act, or any analogous or similar COVID-19 relief measures enacted by any Governmental Entity;
“CEWS Returns” means any and all Tax Returns filed or required to be filed or kept on file in respect of CEWS;
“Code” means the U.S. Internal Revenue Code of 1986, as amended, and any reference to any particular Code section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified;
“Competition Act” means the Competition Act (Canada) and the regulations promulgated thereunder;
“Computer Systems” means all Software, hardware, databases, websites, computer equipment, networks, interfaces, platforms, systems and other information technology that are owned, operated, used in or necessary for the conduct of the business of a Party and its Subsidiaries;
“Confidentiality Agreement” means the Amended and Restated Confidentiality Agreement between Neuronetics and Greenbrook dated March 3, 2024;
“Consideration” means, for each Greenbrook Share outstanding at the Effective Time, a fraction of a Neuronetics Share equal to the Exchange Ratio;
“Consideration Shares” means the Neuronetics Shares to be issued as Consideration pursuant to the Arrangement;
“Continuing Employee” has the meaning given to it in Section 5.16(a);
“Contract” means any contract, agreement, license, franchise, lease, arrangement, commitment, understanding, joint venture, partnership or other right or obligation (written or oral) to which a Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which any of their respective properties or assets is subject;
“Contractor” means any consultant, dependent contractor under Canadian Law, independent contractor or other service provider providing services to a Party or any of its Subsidiaries and who is not an employee;
“Convertible Note Conversion” has the meaning given to it in Section 5.14(b);
“Court” means the Ontario Superior Court of Justice (Commercial List);

“Customs & International Trade Laws” means the applicable export control, export, import, tariff classification, tax, customs and trade, and anti-boycott Laws of any jurisdiction in which a Party or any of its Subsidiaries is incorporated or continued, exists or does business, including the Tariff Act of 1930, as amended, and other Laws, regulations, and programs administered or enforced by the U.S. Department of Commerce, U.S. International Trade Commission, U.S. Customs and Border Protection, U.S. Immigration and Customs Enforcement, and their predecessor agencies; the Export Administration Act of 1979, as amended; the Export Administration Regulations, including related restrictions with respect to transactions involving Persons on the U.S. Department of Commerce Denied Persons List, Unverified List or Entity List; the Arms Export Control Act, as amended; the International Traffic in Arms Regulations, including related restrictions with respect to transactions involving Persons on the Debarred List; the International Emergency Economic Powers Act, as amended; the Trading With the Enemy Act, as amended; the Iran Sanctions Act, as amended, the National Defense Authorization Act for Fiscal Year 2012, the National Defense Authorization Act for Fiscal Year 2013, and the embargoes and restrictions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (OFAC); Executive Orders with respect to embargoes and restrictions on transactions with designated countries and entities, including Persons designated on OFAC’s list of Specially Designated Nationals and Blocked Persons, and Persons designated on the U.S. Department of State sanctions lists; anti-boycott Laws and regulations administered by the U.S. Department of Commerce; and the anti-boycott Laws and regulations administered by the U.S. Department of the Treasury; the Export and Import Permits Act (Canada), the Defence Production Act (Canada); the Customs Tariff (Canada), the Special Import Measures Act (Canada), the Customs Act (Canada); and any other applicable Laws administered by any Governmental Entity of Canada (including by Public Services and Procurement Canada, the Canada Border Services Agency and Global Affairs Canada);
“Debt Financing” has the meaning given to it in Section 5.13(b);
“Depositary” means Computershare Investor Services Inc. or such other Person that Greenbrook may appoint to act as depositary for the Greenbrook Shares in relation to the Arrangement, with the approval of Neuronetics, acting reasonably;
“Director” means the Director appointed pursuant to Section 278 of the OBCA;
“Dissent Rights” means the rights of dissent in respect of the Arrangement described in the Plan of Arrangement;
“Effective Date” means the date shown on the Certificate of Arrangement giving effect to the Arrangement;
“Effective Time” means 3:01 a.m. (Toronto time) on the Effective Date, or such other time as the Parties agree to in writing before the Effective Date;
“Environmental Laws” means all applicable Laws relating to pollution or the protection or quality of the environment or to the Release of Hazardous Substances to the environment and all Authorizations issued pursuant to such Laws;
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations issued thereunder;
“ERISA Affiliate” means each trade or business, whether or not incorporated, that is, or has at any relevant time been, under common control, a member of the same controlled group or treated as a “single employer,” with a Party or any of its Subsidiaries within the meaning of Section 414 of the Code or Sections 4001(a)(14) or 4001(b) of ERISA;
“Exchange Ratio” has the meaning set forth in the Plan of Arrangement, as such Exchange Ratio may be adjusted pursuant to Section 2.15 of this Agreement;
“FDA” means the United States Food and Drug Administration, or any successor entity;
“Final Order” means the final order of the Court made pursuant to section 182 of the OBCA in a form acceptable to Neuronetics and Greenbrook, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of both Neuronetics and Greenbrook, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both Neuronetics and Greenbrook, each acting reasonably) on appeal;

“Good Clinical Practices” means the FDA’s standards for the design, conduct, performance, monitoring, auditing, recording, analysis, and reporting of clinical trials contained in 21 C.F.R. Parts 50, 54, 56, 312, 314, 812 and 814, as applicable;
“Good Laboratory Practices” means the FDA’s standards for conducting non-clinical laboratory studies contained in 21 C.F.R. Part 58;
“Governmental Entity” means: (a) any multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, police force, board, ministry, bureau or agency, domestic or foreign, and including, for the avoidance of doubt, any Securities Authority; (b) any stock exchange, including, in the case of Neuronetics only, the NASDAQ; (c) any subdivision, agent, commission, board or authority of any of the foregoing; or (d) any quasi-governmental or private body, including any tribunal, commission, regulatory agency or self-regulatory organization, exercising any regulatory, antitrust, foreign investment, economic sanctions, law enforcement, expropriation or taxing authority under or for the account of any of the foregoing;
“Government Official” means (i) any elected or appointed Government official (e.g., a legislator or a member of a ministry of health); (ii) any employee or person acting for or on behalf of a Governmental Entity, a Government department or agency, an institution or entity owned or controlled by a Governmental Entity (e.g., a healthcare professional employed by a Government-owned or -controlled hospital, or a person serving on a healthcare committee that advises a Governmental Entity), or an enterprise or instrumentality performing a governmental function; (iii) any candidate for public office, or officer, employee, or person acting for or on behalf of a political party or candidate for public office; (iv) an employee or person acting for or on behalf of a public international organization (e.g., the United Nations, the Red Cross, or the World Bank); (v) any member of a military or a royal or ruling family; and (vi) any person otherwise categorized as a Government official under Law;
“Greenbrook” has the meaning set forth on the first page of this Agreement;
“Greenbrook Acquisition Proposal” means, other than the transactions contemplated by this Agreement and other than any transaction involving only Greenbrook and/or one or more of its wholly-owned Subsidiaries, any offer, proposal, expression of interest or inquiry from, or public announcement of intention by, any Person or group (as defined in Section 13(d) of the U.S. Exchange Act) of Persons (other than Neuronetics or any affiliate of Neuronetics), whether or not in writing and whether or not delivered to Greenbrook Shareholders, relating to: (a) any acquisition or purchase (or any lease, royalty, agreement, joint venture, licensing, long-term supply agreement or other arrangement having the same economic effect as an acquisition or purchase), direct or indirect, through one or more transactions, of (i) the assets of Greenbrook and/or one or more of its Subsidiaries that, individually or in the aggregate, constitute 20% or more of the consolidated assets of Greenbrook and its Subsidiaries, taken as a whole, or which contribute 20% or more of the consolidated revenue of Greenbrook and its Subsidiaries, taken as a whole (in each case, determined based upon the most recent publicly available consolidated financial statements of Greenbrook), or (ii) 20% or more of any voting or equity securities of Greenbrook or 20% or more of any voting or equity securities of any one or more of any of Greenbrook’s Subsidiaries that, individually or in the aggregate, contribute 20% or more of the consolidated revenues or constitute 20% or more of the consolidated assets of Greenbrook and its Subsidiaries, taken as a whole (in each case, determined based upon the most recent publicly available consolidated financial statements of Greenbrook); (b) any direct or indirect take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in such Person or group (as defined in Section 13(d) of the U.S. Exchange Act) of Persons beneficially owning 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for voting or equity securities) of Greenbrook; (c) a plan of arrangement, merger, amalgamation, consolidation, share exchange, share reclassification, business combination, reorganization, recapitalization, liquidation, dissolution, winding up or other similar transaction or series of transactions involving Greenbrook or any of its Subsidiaries that, individually or in the aggregate, constitute 20% or more of the consolidated assets of Greenbrook and its Subsidiaries, taken as a whole, or which contribute 20% or more of the consolidated revenue of Greenbrook and its Subsidiaries, taken as a whole (in each case, determined based upon the most recent publicly available consolidated financial statements of Greenbrook), or (d) any other transaction, the consummation of which would reasonably be expected to impede, interfere with, prevent or delay the transactions contemplated by this Agreement or the Arrangement or which would reasonably be expected to materially reduce the benefits to Neuronetics of the Arrangement;

“Greenbrook Benefit Plans” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) and all health, welfare, supplemental unemployment benefit, bonus, profit sharing, option, incentive compensation, deferred compensation, share purchase, share compensation, disability, pension or retirement income or savings plans or other employee compensation arrangement or agreement or benefit plans, trust, funds, policies, programs, arrangements, agreements or practices, whether written or oral, funded or unfunded, which are maintained or made available by or binding upon Greenbrook or any of its Subsidiaries and/or ERISA Affiliates for which Greenbrook or its Subsidiaries could have any liability or contingent liability, or pursuant to which Greenbrook or any of its Subsidiaries or ERISA Affiliates contributes or has any obligation to contribute, or pursuant to which benefits are provided to, or an entitlement to payments or benefits may arise with respect to any employees or former employees, directors or officers of Greenbrook, individuals working on contract with Greenbrook or other individuals providing services to Greenbrook (or any spouses, dependents, survivors or beneficiaries of any such persons), excluding Statutory Plans;
“Greenbrook Board” means the board of directors of Greenbrook as the same is constituted from time to time;
“Greenbrook Board Recommendation” has the meaning given to it in Section 2.7(c);
“Greenbrook Change in Recommendation” has the meaning given to it in Section 5.8(a)(iv);
“Greenbrook Convertible Debt” means, collectively, the Greenbrook Credit Agreement, the Greenbrook Subordinated Convertible Notes and the Greenbrook Neuronetics Note;
“Greenbrook Credit Agreement” means the credit agreement dated as of July 14, 2022 by and among Greenbrook as borrower, certain of its Subsidiaries party thereto as guarantors, and affiliates of Madryn, as lender, as the same have or may be amended, restated, amended and restated, supplemented, extended or otherwise modified from time to time;
“Greenbrook Data Room” means the material contained in the virtual data room established by Greenbrook as at 11:59 p.m. (Toronto time) on August 11, 2024, the index of documents of which is appended to the Greenbrook Disclosure Letter;
“Greenbrook Debt Conversion” means, collectively, the Madryn Debt Conversion and the Convertible Note Conversion;
“Greenbrook Disclosure Letter” means the disclosure letter dated the date of this Agreement executed and delivered by Greenbrook to Neuronetics in connection with the execution of this Agreement;
“Greenbrook DSU Plan” means Greenbrook’s Deferred Share Unit Plan, adopted on May 6, 2021;
“Greenbrook DSUs” means outstanding deferred share units issued under the Greenbrook DSU Plan;
“Greenbrook Employees” means the employees, including part-time and full-time employees, of Greenbrook or any of its Subsidiaries, as the case may be;
“Greenbrook Equity Award Holders” means the holders of Greenbrook Equity Awards;
“Greenbrook Equity Awards” means Greenbrook Options, Greenbrook PSUs, Greenbrook RSUs and Greenbrook DSUs;
“Greenbrook Equity Incentive Plans” means, collectively, the Greenbrook Omnibus Plan and the Greenbrook DSU Plan;
“Greenbrook Fairness Opinion” has the meaning given to it in Section 2.3(c);
“Greenbrook Intellectual Property” means all Intellectual Property, including Greenbrook Owned Intellectual Property, used in, or necessary to conduct Greenbrook’s or its Subsidiaries’ business as currently conducted;
“Greenbrook Locked-Up Shareholders” means Madryn Asset Management, LP, Greybrook Health Inc., 1315 Capital II, LP and the directors and executive officers of Greenbrook and any affiliates thereof;
“Greenbrook Material Adverse Effect” means a Material Adverse Effect in relation to Greenbrook;
“Greenbrook Material Contract” means in respect of Greenbrook or any of its Subsidiaries, any Contract: (a) that if terminated or modified or if it ceased to be in effect, would reasonably be expected to have a Greenbrook Material Adverse Effect; (b) under which Greenbrook or any of its Subsidiaries has directly or indirectly guaranteed any liabilities or obligations of a third party (other than ordinary course endorsements for collection) in excess of $200,000 in the aggregate; (c) that is a lease, sublease, license or right of way or occupancy agreement for real property which is material to the business or to an operation of Greenbrook and its Subsidiaries, taken as a whole; (d) that provides for the establishment of, investment in, organization or formation of any partnership, limited liability company, joint venture, alliance, development arrangement, profit-sharing arrangement or any similar entities or arrangements with a third party in which the interest of Greenbrook or any of its Subsidiaries exceeds $200,000 (book value); (e) relating to indebtedness for borrowed money, whether incurred, assumed, guaranteed or secured by any asset, with an outstanding principal amount in excess of $200,000, including the Greenbrook Credit Agreement, Greenbrook Neuronetics Note and Greenbrook Subordinated Convertible Notes; (f) under which Greenbrook or any of its Subsidiaries is obligated to make or expects to receive payments in excess of $200,000 over the remaining term of the Contract; (g) that (i) obligates Greenbrook or any of its Subsidiaries to conduct any business on an exclusive basis with any third party, (ii) grants “most favored nation” or preferred pricing to any third party; (iii) creates a right of first offer, right of first refusal or right of first negotiation, or (iv) that contains any non-solicitation, non-competition or similar obligations of Greenbrook or any of its Subsidiaries that materially limits or restricts Greenbrook or any of its Subsidiaries from engaging in any line of business or in any geographic area or the scope of Persons to whom Greenbrook or any of its Subsidiaries may sell products, deliver services or conduct business; (h) that is a collective bargaining agreement, a labour union contract or any other memorandum of understanding or other agreement with a union; (i) that restricts Greenbrook or any of its Subsidiaries from incurring indebtedness or incurring any Liens on any properties or assets or paying dividends or other distributions to its shareholders; (j) that is a royalty, earn-out, contingent payment or similar agreement or arrangement, including milestone or similar payments upon the achievement of development, regulatory or commercial milestones; (k) that relates to research, pre-clinical, clinical or other development, testing, trials, distribution, marketing, promotion, collaboration or commercialization of products or product candidate that is material to Greenbrook’s or any of its Subsidiaries’ business as currently conducted; (l) that relates to an acquisition or divestiture for value in excess of $200,000; (m) that obligates Greenbrook or any of its Subsidiaries to make any (or any series of related) capital commitments or capital expenditures in excess of $200,000; (n) that the amount involved exceeds $120,000 for any fiscal year and is with any current or former director or officer of Greenbrook or any of its Subsidiaries or any of their respective associates or affiliates or any Person that owns 10% or more of the Greenbrook Shares or with any such Person’s associates or affiliates, except any transaction involving compensation for services provided to Greenbrook as an employee or director; (o) involving the settlement of any legal proceeding or threatened legal proceeding in excess of an amount of $200,000; (p) that is an agreement with Madryn or its Subsidiaries; or (q) that is a material agreement with a Governmental Entity;
“Greenbrook Meeting” means the special meeting of Greenbrook Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set out in the Greenbrook Proxy Statement and agreed to in writing by Neuronetics;
“Greenbrook Neuronetics Note” means the secured promissory note dated March 31, 2023 by and among TMS NeuroHealth Centers Inc., as borrower, Greenbrook and certain of its Subsidiaries party thereto, as guarantors, and Neuronetics, as payee;
“Greenbrook Note Purchase Agreement” means a note purchase agreement dated August 15, 2023 pursuant to which Greenbrook may issue Greenbrook Subordinated Convertible Notes from time to time thereunder;
“Greenbrook Omnibus Plan” means Greenbrook’s Amended and Restated Omnibus Equity Incentive Plan, last amended on May 6, 2021;
“Greenbrook Options” means outstanding options to purchase Greenbrook Shares issued under the Greenbrook Omnibus Plan;
“Greenbrook Payables Days Outstanding” means the rolling 10-Business Day average of the number of days, rounded to the nearest whole number, determined by the following formula: A / B * 365 where;
A is Accounts payable and accrued liabilities, as of the end of the applicable Business Day; and
B is Revenue for the full three calendar month period immediately preceding the applicable Business Day multiplied by 4;

each as calculated consistently with the accounting methodologies applied in Greenbrook’s latest financial statements and a sample calculation of which is set forth in Section 1.1(iii) of the Greenbrook Disclosure Letter;
“Greenbrook Owned Intellectual Property” means the Intellectual Property owned by Greenbrook or its Subsidiaries;
“Greenbrook PSUs” means outstanding performance share units issued under the Greenbrook Omnibus Plan;
“Greenbrook Proxy Statement” means a proxy statement, including all schedules, appendices and exhibits thereto and enclosed therewith, to be sent to Greenbrook Shareholders in connection with the Greenbrook Meeting, as amended, supplemented or otherwise modified from time to time, which shall be a joint proxy statement with the Neuronetics Proxy Statement unless the Parties otherwise agree;
“Greenbrook Public Documents” means all forms, reports, schedules, statements, certifications and other documents (including all exhibits and other information incorporated therein, amendments and supplements thereto) filed or furnished by Greenbrook pursuant to the Canadian Securities Laws and the U.S. Exchange Act since January 1, 2022 which are publicly available on SEDAR+ or EDGAR;
“Greenbrook Response Period” has the meaning given to it in Section 5.9(f)(v);
“Greenbrook RSUs” means outstanding restricted share units issued under the Greenbrook Omnibus Plan;
“Greenbrook SEC Documents” means (1) all SEC forms, reports, schedules, statements, exhibits and other documents (including exhibits, financial statements and schedules thereto and all other information incorporated therein and amendments and supplements thereto) required to be filed or furnished by Greenbrook pursuant to the U.S. Exchange Act and (2) Greenbrook’s registration statements on Form S-8 filed under the U.S. Securities Act;
“Greenbrook Security” means a Greenbrook Share, a Greenbrook Option, a Greenbrook PSU, a Greenbrook RSU, a Greenbrook DSU or a Greenbrook Warrant;
“Greenbrook Securityholder” means a holder of one or more Greenbrook Securities;
“Greenbrook Senior Employees” means all employees of Greenbrook and its Subsidiaries holding a position of vice president or higher;
“Greenbrook Shareholder Approval” means the approval of the Arrangement Resolution by Greenbrook Shareholders at the Greenbrook Meeting in accordance with Section 2.4;
“Greenbrook Shareholders” means the holders of Greenbrook Shares;
“Greenbrook Shares” means the common shares in the authorized share capital of Greenbrook;
“Greenbrook Special Committee” means the special committee of independent members of the Greenbrook Board formed to consider, among other things, the proposal to effect the transactions contemplated by this Agreement;
“Greenbrook Subordinated Convertible Notes” means outstanding subordinated convertible promissory notes that are convertible into Greenbrook Shares issued pursuant to the Greenbrook Note Purchase Agreement;
“Greenbrook Superior Proposal” means an unsolicited bona fide written Greenbrook Acquisition Proposal from a Person or Persons who is or are, as at the date of this Agreement, a party that deals at arm’s length with Greenbrook, that is not obtained in violation of this Agreement, or any agreement between the Person making such Greenbrook Superior Proposal and Greenbrook, to acquire 100% of the outstanding Greenbrook Shares (other than Greenbrook Shares beneficially owned by the Person or Persons making such Greenbrook Superior Proposal) or all or substantially all of the assets of Greenbrook and its Subsidiaries on a consolidated basis made after the date of this Agreement: (a) that is not subject to any financing condition and in respect of which any required financing to complete such Greenbrook Acquisition Proposal has been demonstrated to be available to the satisfaction of the Greenbrook Board, acting in good faith; (b) that is not subject to a due diligence and/or access condition; (c) that is reasonably capable of being consummated without undue delay, taking into account all legal, financial, regulatory and other aspects of such Greenbrook Acquisition Proposal and the Person making such Greenbrook Acquisition Proposal; and (d) in respect of which the Greenbrook Board determines in good faith, after consultation with its outside financial and legal advisors, and after taking into account all the terms and conditions of such Greenbrook Acquisition Proposal and all factors and matters considered appropriate in good faith by the Greenbrook Board, would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction that is more favourable, from a financial point of view, to Greenbrook Shareholders, than the Arrangement (including any adjustment to the terms and conditions of the Arrangement proposed by Neuronetics pursuant to Section 5.8(h));
“Greenbrook Termination Fee” means $1,900,000;
“Greenbrook Termination Fee Event” has the meaning given to it in Section 7.3(b);
“Greenbrook Transaction Expenses” means, collectively, all unpaid costs of Greenbrook (whether incurred, accrued or billed) in connection with the Arrangement including, without limitation, fees and expenses of financial advisors, any amount paid to current or purported finders, advisors or dealers, legal advisors, auditors, or other professionals or consultants, and printing, mailing, transfer agent and depositary and other costs and expenses relating to the Greenbrook Meeting (excluding costs and expenses associated with any Pre-Acquisition Reorganization contemplated by Section 5.12);
“Greenbrook Voting Agreements” means the voting and support agreements dated the date hereof and made between Neuronetics and each of the Greenbrook Locked-Up Shareholders setting forth the terms and conditions on which the Greenbrook Locked-Up Shareholders have agreed to vote their Greenbrook Shares in favour of the Arrangement Resolution;
“Greenbrook Warrants” means outstanding warrants to purchase Greenbrook Shares;
“Hazardous Substances” means any material or substance that is prohibited, listed, defined, designated or classified as dangerous, hazardous, radioactive, explosive, corrosive, flammable, leachable, oxidizing, or toxic or a pollutant or a contaminant under or pursuant to any applicable Environmental Laws, and including petroleum and all derivatives thereof or synthetic substitutes therefor (including polychlorinated biphenyls);
“Healthcare Laws” means, to the extent related to the conduct of a Party’s or any of its Subsidiaries’ business, as applicable, as of the date of this Agreement, (a) all applicable federal and state fraud and abuse Laws, including, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Stark Law (42 U.S.C. § 1395nn), the civil False Claims Act (31 U.S.C. § 3729 et seq.), the Beneficiary Inducement Statute, 42 U.S.C. § 1320a-7a(a)(5), the Exclusion Laws, 42 U.S.C. § 1320a-7; the Program Fraud Civil Remedies Act, 31 U.S.C. §§ 3801-3812, the Anti-Kickback Act of 1986, 41 U.S.C. §§ 51-58, the Civil Monetary Penalties Law, 42 U.S.C. §§ 1320a-7a and 1320a-7b, (b) Health Insurance Portability and Accountability Act of 1996, Public Law 104-191 as amended by the Health Information Technology for Economic and Clinical Health Act and all implementing regulations (18 U.S.C. §§669, 1035, 1347 and 1518; 42 U.S.C. §1320d et seq.) and the regulations promulgated thereunder, state privacy laws, and all Laws governing medical privacy and security, patient confidentiality, confidentiality of health records or Personal Information, (c) Titles XVIII (42 U.S.C. §1395 et seq.) (Medicare) and XIX (42 U.S.C. §1396 et seq.) (Medicaid) of the Social Security Act and the regulations promulgated thereunder, (d) the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (42 U.S.C. §1395w-101 et seq.), the regulations promulgated thereunder, and all Laws that govern, regulate, restrict or relate to health care providers and facilities participation in Medical Reimbursement Programs, (e) the so-called federal “Sunshine Act” or Open Payments Program (42 U.S.C. § 1320a-7h) and applicable state or local Laws regulating or requiring reporting of interactions between pharmaceutical manufacturers and members of the healthcare industry and regulations promulgated thereunder, (f) applicable Laws governing government pricing or price reporting programs and regulations promulgated thereunder, including the Medicaid Drug Rebate Program (42 U.S.C. § 1396r-8) and any applicable state supplemental rebate program, the Public Health Service Act (42 U.S.C. § 256b), the VA Federal Supply Schedule (38 U.S.C. § 8126) or any applicable state pharmaceutical assistance program or U.S. Department of Veterans Affairs agreement, and any successor government programs, (g) the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., and all applicable regulations, guidelines, and standards promulgated thereunder, 42 U.S.C. § 6992, et seq, (h) state corporate practice of medicine restrictions, (i) Laws relating to the hiring of employees or acquisition of services or supplies from Persons excluded from participation in Medical Reimbursement Programs, (j) the Deficit Reduction Act of 2005, (k) the Patient Protection and Affordable Care Act of 2010 and the applicable Laws promulgated thereunder, (l) all applicable regulations promulgated thereunder, rules, ordinances and orders; and any similar state and local statutes, regulations, rules, ordinances, orders or other Law that address the subject matter of the foregoing, (m) any and all amendments or modifications made from time to time to the items referenced herein, (n) any comparable state and foreign applicable

Law to those referenced herein, and (o) any and all other health care Laws and regulations applicable to such Party or any of its Subsidiaries or affecting their respective businesses, including but not limited to Laws governing professional and facility licensure, medical and professional orders, the delivery or provision of transcranial magnetic stimulation or ketamine-based treatment, medical documentation, medical record retention, accountable care organizations, clinical trials, unprofessional conduct, fee-splitting, referrals, billing and submission of claims, fraudulent, abusive or unlawful practices in connection with the provision of healthcare items or services or the billing for or claims for reimbursement for such items or services, claims processing, management or administration of health care services, “incident-to” billing, unprofessional conduct, quality of care, informed consent or medical necessity;
“Healthcare Regulatory Authority” means the FDA and any other applicable Governmental Entity responsible for the oversight and approval of the research, development or commercialization of pharmaceutical or medicinal products of Greenbrook, Neuronetics and each of their respective Subsidiaries, as applicable;
“IFRS” means International Financial Reporting Standards as issued by the International Accounting Standards Board;
“including” means including without limitation, and “include” and “includes” have a corresponding meaning;
“Institutional Review Board” means the entity defined in 21 C.F.R. §50.3 (i);
“Intellectual Property” means domestic and foreign: (a) patents, applications for patents and reissues, re-examinations, divisionals, continuations, renewals, extensions and continuations-in-part of patents or patent applications; (b) proprietary and non-public business information, including inventions (whether patentable or not), invention disclosures, improvements, discoveries, trade secrets, confidential information, know-how, methods, processes, designs, technology, technical data, schematics, formulae and customer lists, and documentation relating to any of the foregoing; (c) copyrights, original works of authorship, documentation, literary works, artistic works, graphical works which are fixed in any medium of expression, whether or not registered or the subject of an application for registration, or capable of being registered; (d) integrated circuit, topographies, integrated circuit topography registrations and applications, mask works, mask work registrations and applications for mask work registrations; (e) industrial designs, industrial designation registrations and applications, designs, design registrations and design registration applications; (f) trade names, business names, corporate names, domain names, social media accounts (including the rights to the content therein) and social media handles, website names and world wide web addresses, common law trademarks, trademark registrations, trademark applications, trade dress and logos, and the goodwill associated with any of the foregoing; (g) Software; and (h) any other intellectual property and industrial property;
“Interim Order” means the interim order of the Court made pursuant to section 182 of the OBCA in a form acceptable to Neuronetics and Greenbrook, each acting reasonably, providing for, among other things, the calling and holding of the Greenbrook Meeting, as such order may be amended by the Court with the consent of Neuronetics and Greenbrook, each acting reasonably;
“Investment Canada Act” means the Investment Canada Act (Canada) and the regulations promulgated thereunder;
“Law” or “Laws” means all laws (including common law, statutory law, or otherwise), by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgments, injunctions, determinations, awards, decrees or other legally binding requirements, whether domestic or foreign, and the terms and conditions of any Authorization of or from any Governmental Entity, and, for greater certainty, includes Canadian Securities Laws and U.S. Securities Laws and the term “applicable” with respect to such Laws and in a context that refers to one or more Persons, means such Laws as are applicable to such Persons or its business, undertaking, assets, property or securities and emanate from Persons having jurisdiction over the Person or Persons or its or their business, undertaking, assets, property or securities;
“Licensed Provider” means a Person required to hold a Permit to practice their profession (including any physician, physician assistant or nurse practitioner) and who is engaged in the delivery of professional health care services for, or on behalf of, any Supported Practice, whether such Licensed Provider is engaged as an employee, leased provider or independent contractor, by a Supported Practice;

“Liens” means any hypothecs, mortgages, pledges, assignments, liens, charges, security interests, statutory or deemed trusts, encumbrances and adverse rights or claims, other third party interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;
“Madryn” means Madryn Asset Management LP;
“Madryn Debt Conversion” has the meaning given to it in Section 5.14(a);
“Management Services Agreement” means each management services agreement entered into and in effect prior to the Effective Date between or among Greenbrook and a Supported Practice and any substantially similar management or administrative services agreement entered into between or among Greenbrook and a Supported Practice after the Effective Date pursuant to which (a) Greenbrook agrees to provide management, administrative and/or business services to such Supported Practice, (b) Greenbrook agrees to supply certain equipment, inventory, and/or the use of certain physical operating locations owned and/or leased by Greenbrook to such Supported Practice, in each case, for the purpose of managing or providing management, administrative and/or business services to a healthcare practice, and in each case as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof;
“Material Adverse Effect” means, in relation to a Party, any event, change, occurrence, effect or state of facts that, individually or in the aggregate with other events, changes, occurrences, effects or states of facts is, or would reasonably be expected to be, material and adverse to the business, operations, results of operations, properties, assets, liabilities (contingent or otherwise) or financial condition of such Party and its Subsidiaries taken as a whole; provided that no event, change, occurrence, effect or state of facts shall be deemed to constitute, nor shall any of the foregoing be taken into account in determining whether there has been a Material Adverse Effect, to the extent that such event, change, occurrence, effect or state of facts results from or arises out of:
(a)	any change or development generally affecting the industry in which such Party or its Subsidiaries operate;
(b)
any change or development in political conditions (including any act of terrorism or sabotage or any outbreak of hostilities or war or any escalation or worsening thereof) or any natural disaster in Canada, the United States, and in respect of Neuronetics only, other countries in which Neuronetics has material operations or globally;

(c)
any change in general economic, business or regulatory conditions or in financial, credit, currency or securities markets in Canada, the United States, and in respect of Neuronetics only, other countries in which Neuronetics has material operations or globally;

(d)
any adoption, proposed implementation or change in applicable Law or any interpretation or application (or non-application) thereof by any Governmental Entity, or that result from any action taken for the purpose of complying with any of the foregoing;

(e)
any change in IFRS or U.S. GAAP, as applicable, or changes in applicable regulatory accounting requirements applicable to the industries in which it conducts business, or that result from any action taken for the purpose of complying with any of the foregoing;

(f)
the execution, announcement, pendency, performance or existence of this Agreement or the consummation of the transactions contemplated herein (provided that this clause shall not apply to any representation or warranty in this Agreement to the extent the purpose of such representation or warranty is to expressly address the consequences resulting from the execution and delivery of this Agreement or the consummation of the transactions contemplated herein);

(g)	compliance with the terms of, or the taking of any actions expressly required by, this Agreement;
(h)	any actions taken which are required by Law or which Neuronetics or Greenbrook, as applicable, has requested or consented to in writing;
(i)
any failure by a Party to meet any analysts’ estimates or expectations of such Person’s revenue, earnings or other financial performance or results of operations for any period, or any failure by such Party or any of its Subsidiaries to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the facts or occurrences giving rise to or contributing to such failures may constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect);
(j)
any change in the market price or trading volume of any securities of such Party (it being understood, without limiting the applicability of paragraphs (a) through (i), that the causes underlying such changes in market price or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred), or any suspension of trading in securities generally or on any securities exchange on which any securities of such Party trade; or

(k)	certain matters expressly disclosed in Section 1.1(ii) of the Greenbrook Disclosure Letter;
except, however to the extent such effects directly or indirectly resulting from, arising out of, attributable to or related to the matters described in the foregoing clauses (a), (b), (c) (d) or (e) disproportionately adversely affect such Person and its Subsidiaries, taken as a whole, as compared to other companies operating in the industry in which such Party operates;
“material fact” and “material change” have the meanings given to them in the Securities Act;
“Material MSA” means a Management Services Agreement that generates in excess of $1,000,000 in consolidated revenues in any fiscal year during the term of such Management Services Agreement;
“Medical Reimbursement Programs” means, collectively: (a) any governmental payor program, including any “federal health care program” as defined in 42 U.S.C. § 1320a-7b(f), which includes, (as applicable) Medicare, Medicaid, CHAMPVA and TRICARE, and any other “state health care program” as defined in 42 U.S.C. §1320a-7(h) (as applicable); and (b) all health care payor programs sponsored by (as applicable) private insurance plans, managed care plans, health maintenance organizations, preferred provider organizations, and any other health care payment or reimbursement program(s), in which Greenbrook, any of its Subsidiaries, or any Supported Practice participates;
“misrepresentation” has the meaning given to it in the Securities Act;
“MI 61-101” means Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions;
“NASDAQ” means the NASDAQ Stock Market LLC;
“Neuronetics” has the meaning set forth on the first page of this Agreement;
“Neuronetics Acquisition Proposal” means, other than the transactions contemplated by this Agreement and other than any transaction involving only Neuronetics and/or one or more of its wholly-owned Subsidiaries, any offer, proposal, expression of interest or inquiry from, or public announcement of intention by, any Person or group (as defined in Section 13(d) of the U.S. Exchange Act) of Persons (other than Greenbrook or any affiliate of Greenbrook), whether or not in writing and whether or not delivered to Neuronetics Stockholders, relating to: (a) any acquisition or purchase (or any lease, royalty, agreement, joint venture, licensing, long-term supply agreement or other arrangement having the same economic effect as an acquisition or purchase), direct or indirect, through one or more transactions, of (i) the assets of Neuronetics and/or one or more of its Subsidiaries that, individually or in the aggregate, constitute 20% or more of the consolidated assets of Neuronetics and its Subsidiaries, taken as a whole, or which contribute 20% or more of the consolidated revenue of Neuronetics and its Subsidiaries, taken as a whole (in each case, determined based upon the most recent publicly available consolidated financial statements of Neuronetics), or (ii) 20% or more of any voting or equity securities of Neuronetics or 20% or more of any voting or equity securities of any one or more of any of Neuronetics’ Subsidiaries that, individually or in the aggregate, contribute 20% or more of the consolidated revenues or constitute 20% or more of the consolidated assets of Neuronetics and its Subsidiaries, taken as a whole (in each case, determined based upon the most recent publicly available consolidated financial statements of Neuronetics); (b) any direct or indirect take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in such Person or group (as defined in Section 13(d) of the U.S. Exchange Act) of Persons beneficially owning 20% or more of any class of voting or equity securities (and/or securities convertible into, or exchangeable or exercisable for voting or equity securities) of Neuronetics; (c) a plan of arrangement, merger, amalgamation, consolidation, share exchange, share reclassification, business combination, reorganization, recapitalization, liquidation, dissolution, winding up or other similar transaction or series of transactions involving Neuronetics or any of its Subsidiaries that, individually or in the aggregate, constitute 20% or more of the consolidated assets of Neuronetics and its Subsidiaries, taken as a whole, or which contribute 20% or more of the consolidated revenue of Neuronetics and its Subsidiaries, taken as a whole (in each case, determined based upon the most recent publicly available consolidated financial statements of Neuronetics); or (d) any other transaction, the consummation of which would reasonably be expected to impede, interfere with, prevent or delay the transactions contemplated by this Agreement or the Arrangement;
“Neuronetics Alternative Facility” has the meaning given to it in Section 5.13(a);
“Neuronetics Benefit Plans” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) and all health, welfare, supplemental unemployment benefit, bonus, profit sharing, option, incentive compensation, deferred compensation, share purchase, share compensation, disability, pension or retirement income or savings plans, trusts, funds, whether written or oral, funded or unfunded, which are maintained or made available by or binding upon Neuronetics for which Neuronetics could have any liability or contingent liability, or pursuant to which Neuronetics contributes or has any obligation to contribute, or pursuant to which benefits are provided to, or an entitlement to payments or benefits may arise with respect to any employees or former employees, directors or officers of Neuronetics, individuals working on contract with Neuronetics or other individuals providing services to Neuronetics (or any spouses, dependents, survivors or beneficiaries of any such persons), excluding Statutory Plans;
“Neuronetics Board” means the board of directors of Neuronetics as the same is constituted from time to time;
“Neuronetics Board Recommendation” has the meaning given to it in Section 2.8(c);
“Neuronetics Change in Recommendation” has the meaning given to it in Section 5.9(a)(iv);
“Neuronetics Credit Agreement” means the Credit Agreement and Guaranty dated July 25, 2024 between Neuronetics, as borrower, and Perceptive Credit Holdings LV, LP, as collateral agent, and other lenders party thereto, as the same may be amended, restated, amended and restated, supplemented, extended or otherwise modified from time to time;
“Neuronetics Disclosure Letter” means the disclosure letter dated the date of this Agreement executed and delivered by Neuronetics to Greenbrook in connection with the execution of this Agreement;
“Neuronetics Employees” means the employees, including part-time and full-time employees, of Neuronetics;
“Neuronetics ESPP” means Neuronetics’ 2018 Employee Stock Purchase Plan, adopted and approved on June 13, 2018;
“Neuronetics Equity Awards” means Neuronetics Options, Neuronetics PRSUs and Neuronetics RSUs;
“Neuronetics Facility Amendment” has the meaning given to it in Section 5.13(a);
“Neuronetics Fairness Opinion” has the meaning given to it in Section 2.2(b);
“Neuronetics Incentive Plans” means, collectively, (a) Neuronetics’ 2018 Equity Incentive Plan, adopted and approved on June 13, 2018; and (b) Neuronetics’ 2020 Inducement Incentive Plan, adopted on December 2, 2020;
“Neuronetics Key Resolutions” means a resolution of Neuronetics Stockholders amending Neuronetics’ Restated Certificate of Incorporation to increase the authorized shares of Neuronetics common stock from 200,000,000 shares to 250,000,000 shares and an ordinary resolution of Neuronetics Stockholders approving the issuance of Neuronetics Shares pursuant to the Arrangement;
“Neuronetics Locked-Up Shareholders” means the directors and executive officers of Neuronetics and any affiliates thereof;
“Neuronetics Material Adverse Effect” means a Material Adverse Effect in relation to Neuronetics;
“Neuronetics Material Contract” means in respect of Neuronetics or any of its Subsidiaries, any Contract: (a) that if terminated or modified or if it ceased to be in effect, would reasonably be expected to have a Neuronetics Material Adverse Effect; (b) under which Neuronetics or any of its Subsidiaries has directly or indirectly guaranteed any liabilities or obligations of a third party (other than ordinary course endorsements for collection) in excess of $200,000 in the aggregate; (c) that is a lease, sublease, license or right of way or occupancy agreement for real property which is material to the business or to an operation of Neuronetics and its

Subsidiaries, taken as a whole; (d) that provides for the establishment of, investment in, organization or formation of any partnership, limited liability company, joint venture, alliance, development arrangement, profit-sharing arrangement or any similar entities or arrangements with a third party in which the interest of Neuronetics or any of its Subsidiaries exceeds $200,000 (book value); (e) relating to indebtedness for borrowed money, whether incurred, assumed, guaranteed or secured by any asset, with an outstanding principal amount in excess of $200,000; (f) under which Neuronetics or any of its Subsidiaries is obligated to make or expects to receive payments in excess of $200,000 over the remaining term of the Contract; (g) that (i) obligates Neuronetics or any of its Subsidiaries to conduct any business on an exclusive basis with any third party, (ii) grants “most favored nation” or preferred pricing to any third party; (iii) creates a right of first offer, right of first refusal or right of first negotiation, or (iv) that contains any non-solicitation, non-competition or similar obligations of Neuronetics or any of its Subsidiaries that materially limits or restricts Neuronetics or any of its Subsidiaries from engaging in any line of business or in any geographic area or the scope of Persons to whom Neuronetics or any of its Subsidiaries may sell products, deliver services or conduct business; (h) that is a collective bargaining agreement, a labour union contract or any other memorandum of understanding or other agreement with a union; (i) that restricts Neuronetics or any of its Subsidiaries from incurring indebtedness or incurring any Liens on any properties or assets or paying dividends or other distributions to its shareholders; (j) that is a royalty, earn-out, contingent payment or similar agreement or arrangement, including milestone or similar payments upon the achievement of development, regulatory or commercial milestones; (k) that relates to research, pre-clinical, clinical or other development, testing, trials, distribution, marketing, promotion, collaboration or commercialization of products or product candidate that is material to Neuronetics’ or any of its Subsidiaries’ business as currently conducted; (l) that relates to an acquisition or divestiture for value in excess of $200,000; (m) that obligates Neuronetics or any of its Subsidiaries to make any (or any series of related) capital commitments or capital expenditures in excess of $200,000; (n) that the amount involves exceeds $120,000 for any fiscal year and is with any current or former director or officer of Neuronetics or any of its Subsidiaries or any of their respective associates or affiliates or any Person that owns 10% or more of the Neuronetics Shares or with any such Person’s associates or affiliates, except any transaction involving compensation for services provided to Neuronetics as an employee or director; (o) involving the settlement of any legal proceeding or threatened legal proceeding in excess of an amount of $200,000; or (p) that is a material agreement with a Governmental Entity;
“Neuronetics Meeting” means the special meeting of Neuronetics Stockholders, including any adjournment or postponement thereof, to be called and held to consider the Neuronetics Resolutions;
“Neuronetics Options” means outstanding options to purchase Neuronetics Shares issued under the Neuronetics Incentive Plans;
“Neuronetics Proxy Statement” means a proxy statement, including all schedules, appendices and exhibits thereto and enclosed therewith, to be sent to Neuronetics Stockholders in connection with the Neuronetics Meeting, as amended, supplemented or otherwise modified from time to time, which shall be a joint proxy statement with the Greenbrook Proxy Statement unless the Parties otherwise agree;
“Neuronetics PRSUs” means outstanding performance restricted stock units issued under the Neuronetics Incentive Plans;
“Neuronetics Public Documents” means all forms, reports, schedules, statements, certifications and other documents (including all exhibits and other information incorporated therein, amendments and supplements thereto) filed or furnished by Neuronetics under the U.S. Exchange Act since January 1, 2022 which are publicly available on EDGAR;
“Neuronetics Response Period” has the meaning given to it in Section 5.8(f)(v);
“Neuronetics Resolutions” means a resolution of Neuronetics Stockholders amending Neuronetics’ Restated Certificate of Incorporation to increase the authorized shares of Neuronetics common stock from 200,000,000 shares to 250,000,000 shares and an ordinary resolution of Neuronetics Stockholders approving the issuance of Neuronetics Shares pursuant to the Arrangement and an ordinary resolution of Neuronetics Stockholders approving the amendment to the Neuronetics Incentive Plan to increase the number of Neuronetics Shares reserved for issuance by up to 4,200,000 shares;
“Neuronetics RSUs” means outstanding restricted stock units issued under the Neuronetics Incentive Plans;

“Neuronetics SEC Clearance” means the earliest of (a) if Neuronetics has not otherwise been informed by the SEC that the SEC intends to review the Neuronetics Proxy Statement, on the eleventh (11th) calendar day immediately following the date of filing of the Neuronetics Proxy Statement with the SEC and (b) if Neuronetics receives comments from the SEC with respect to the Neuronetics Proxy Statement, upon confirmation from the SEC that it has no further comments on the Neuronetics Proxy Statement;
“Neuronetics Security” means a Neuronetics Share, a Neuronetics Option, a Neuronetics PRSU, a Neuronetics RSU or a Neuronetics Warrant;
“Neuronetics Senior Employees” means all employees of Neuronetics holding a position of vice president or higher;
“Neuronetics Shares” means shares of common stock in the authorized share capital of Neuronetics;
“Neuronetics Stockholder Approval” means the approval of the Neuronetics Key Resolutions by Neuronetics Stockholders at the Neuronetics Meeting;
“Neuronetics Stockholders” means the holders of Neuronetics Shares;
“Neuronetics Superior Proposal” means an unsolicited bona fide written Neuronetics Acquisition Proposal from a Person or Persons who is or are, as at the date of this Agreement, a party that deals at arm’s length with Neuronetics, that is not obtained in violation of this Agreement, or any agreement between the Person making such Neuronetics Superior Proposal and Neuronetics, to acquire 100% of the outstanding Neuronetics Shares (other than Neuronetics Shares beneficially owned by the Person or Persons making such Neuronetics Superior Proposal) or all or substantially all of the assets of Neuronetics and its Subsidiaries on a consolidated basis made after the date of this Agreement: (a) that is not subject to any financing condition and in respect of which any required financing to complete such Neuronetics Acquisition Proposal has been demonstrated to be available to the satisfaction of the Neuronetics Board, acting in good faith; (b) that is not subject to a due diligence and/or access condition; (c) that is reasonably capable of being consummated without undue delay, taking into account all legal, financial, regulatory and other aspects of such Neuronetics Acquisition Proposal and the Person making such Neuronetics Acquisition Proposal; and (d) in respect of which the Neuronetics Board determines in good faith, after consultation with its outside financial and legal advisors, and after taking into account all the terms and conditions of such Neuronetics Acquisition Proposal and all factors and matters considered appropriate in good faith by the Neuronetics Board, would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction that is more favourable, from a financial point of view, to Neuronetics Stockholders, than the Arrangement (including any adjustment to the terms and conditions of the Arrangement proposed by Greenbrook pursuant to Section 5.9(h));
“Neuronetics Termination Fee” means $1,900,000;
“Neuronetics Termination Fee Event” has the meaning given to it in Section 7.3(c);
“Neuronetics Voting Agreements” means the voting and support agreements dated the date hereof and made between Greenbrook and each of the Neuronetics Locked-Up Shareholders setting forth the terms and conditions on which the Neuronetics Locked-Up Shareholders have agreed to vote their Neuronetics Shares in favour of the Neuronetics Resolutions;
“Neuronetics Warrants” means outstanding warrants to purchase Neuronetics Shares;
“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions;
“OBCA” means the Business Corporations Act (Ontario);
“Open Source Software” means any software for which the original source code is made freely available and may be redistributed and modified, including software meeting the Open Source Definition of the Open Source Initiative (opensource.org) or software that is subject to the GNU General Public License (GPL), the Lesser GNU Public License (LGPL), the Apache License (ASL), any “copyleft” license or any other license, that requires as a condition of use, modification or distribution of such software that such software or other software combined or distributed with it be (a) disclosed or distributed in source code form, (b) licensed for the purpose of making derivative works, or (c) redistributable at no charge;

“Order” means all judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, rulings, determinations, awards, or decrees of any Governmental Entity (in each case, whether temporary, preliminary or permanent);
“ordinary course of business”, “ordinary course of business consistent with past practice”, or any similar reference, means, with respect to an action taken by a Person, that such action is consistent with the past practices of such Person, is commercially reasonable in the circumstances in which it is taken, and is taken in the ordinary course of the normal day-to-day business and operations of such Person;
“Outside Date” means December 10, 2024 or such later date as may be agreed to in writing by the Parties;
“Owner Physician” means Persons who own a Supported Practice;
“Parties” means Greenbrook and Neuronetics, and “Party” means either one of them, as the context requires;
“Permit” means any permit, approval, consent, authorization, license, registration, certification, accreditation, qualification, operating authority, concession, grant, franchise, or variance issued by any Governmental Entity that is required under applicable Healthcare Laws and necessary in order for Greenbrook, any of its Subsidiaries or any Supported Practice to provide services or carry on its business as now conducted;
“Permitted Liens” means, in respect of a Party or any of its Subsidiaries, any one or more of the following: (a) Liens for Taxes which are not delinquent and for which adequate provisions have been made in accordance with U.S. GAAP; (b) inchoate or statutory Liens of contractors, subcontractors, mechanics, workers, suppliers, materialmen, carriers and others in respect of the construction, maintenance, repair or operation of assets, provided that such Liens are incurred in the ordinary course of business and related to obligations not due or delinquent, are not registered against title to any assets and in respect of which adequate holdbacks are being maintained as required by applicable Law; (c) the right reserved to or vested in any Governmental Entity by any statutory provision or by the terms of any lease, license, franchise, grant or permit of Greenbrook or any of its Subsidiaries, to terminate any such lease, license, franchise, grant or permit, or to require annual or other payments as a condition of their continuance; (d) easements, rights of way, servitudes and similar rights in land including rights of way and servitudes for highways and other roads, railways, sewers, drains, gas and oil pipelines, gas and water mains, electric light, power, telephone, telegraph or cable television conduits, poles, wires and cables, that in each case do not materially adversely impact the use or occupancy of such property as it is being used or occupied on the date of this Agreement; (e) in respect of Greenbrook, Liens specifically listed and described in Section 1.1(i) of the Greenbrook Disclosure Letter; and (f) in respect of Neuronetics, Liens specifically listed and described in Section 1.1(i) of the Neuronetics Disclosure Letter;
“Person” includes an individual, partnership, association, body corporate, trustee, executor, administrator, legal representative, government (including any Governmental Entity) or any other entity, whether or not having legal status;
“Personal Information” means any data or information in any media that is used or reasonably capable of being used alone or in combination with other information to identify an individual and is regulated as personal data or personal information under any Law to which a Party or any of its Subsidiaries is subject;
“Plan of Arrangement” means the plan of arrangement, substantially in the form of Schedule A hereto, subject to any amendments or variations to such plan made in accordance with this Agreement and the Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of Neuronetics and Greenbrook, each acting reasonably;
“Pre-Acquisition Reorganization” has the meaning given to it in Section 5.12(a);
“Proceeding” means any suit, application, claim, action, charge, complaint, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, audit, examination or investigation commenced, brought, conducted or heard by or before, any court or other Governmental Entity;
“Processing” means any operation or set of operations that is performed upon data or information, whether or not by automatic means, including collection, access, acquisition, creation, derivation, recordation, organization, storage, adaptation, alteration, correction, retrieval, maintenance, consultation, use, disclosure, dissemination, transmission, transfer, making available, alignment, combination, blocking, storage, retention, deleting, erasure, or destruction;

“Receivables” means all Patient accounts existing or hereafter created, any and all rights to receive payments due on such accounts from any Patient or third-party payor under or in respect of such account (including all insurance companies and Medical Reimbursement Programs), to the extent not evidenced by an instrument or chattel paper, and all proceeds of, or in any way derived from, any of the foregoing, whether directly or indirectly (including all interest, finance charges and other amounts payable by the obligor in respect thereof). With respect to such Receivables, the term “Patient” means, for any date of determination, any natural person for whom any items or services have been provided or performed prior to such date by any Supported Practice, including health care items and services;
“Regulatory Approvals” means those sanctions, rulings, consents, orders, exemptions, Permits and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made) of Governmental Entities required in relation to the transactions contemplated hereby;
“Release” means any spill, leak, pumping, addition, pouring, emission, emptying, discharge, injection, escape, leaching, disposal, dumping, deposit, spraying, burial, abandonment, incineration, seepage, placement or introduction of a Hazardous Substance into the environment;
“Representatives” means, with respect to any Person, such Person’s officers, directors, employees and other representatives acting on its behalf, including any financial advisors, attorneys and accountants;
“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of comprehensive country-wide or territory-wide Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic and the territory it controls in the Donetsk oblast of Ukraine, the so-called Luhansk People’s Republic and the territory it controls in the Luhansk oblast of Ukraine, the area of the Kherson oblast of Ukraine that is illegally occupied by the Russian Federation, and the area of the Zaporizhzhia oblast of Ukraine that is illegally occupied by the Russian Federation);
“Sanctioned Person” means any Person that is the target of Sanctions, including (a) any Person listed or designated under any Sanctions, (b) any Person located, organized or resident in a Sanctioned Country, (c) any Person owned or otherwise controlled (as control is defined under the applicable Sanctions) by any such Person or Persons described in clauses (a) and (b) above, and (d) any Person acting or purporting to act on behalf of any such Person;
“Sanctions” means any anti-terrorism, economic or financial sanctions, or trade embargoes enacted, imposed, administered or enforced from time to time by any Governmental Entity of (a) the United States, including OFAC and the U.S. Department of State, (b) Canada, including Global Affairs Canada, the Minister of Public Safety (Canada), and any other relevant sanctions authority pursuant to the Special Economic Measures Act (Canada), the United Nations Act (Canada), Part II.1 (Terrorism) of the Criminal Code (Canada), the Freezing Assets of Corrupt Foreign Officials Act (Canada), and the Justice for Victims of Corrupt Foreign Officials Act (Sergei Magnitsky Law) (Canada), (c) the European Union or any European Union member state, (d) the United Kingdom, including His Majesty’s Treasury; (e) Switzerland, including the Federal Department of Finance of Switzerland, and (f) any other jurisdiction in which Greenbrook or any of its Subsidiaries operates;
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended;
“SEC” means the United States Securities and Exchange Commission;
“SEC Clearance Event” means the time at which Neuronetics SEC Clearance has been obtained;
“Securities Act” means the Securities Act (Ontario) and the rules, regulations and published policies made thereunder;
“Securities Authorities” means, collectively, the SEC and any other applicable securities regulatory authority of a state of the United States and the Canadian Securities Authorities, and “Securities Authority” means, individually, any of such Securities Authorities;
“Securities Laws” means the Canadian Securities Laws and the U.S. Securities Laws and the rules and policies of applicable stock exchanges, including, in the case of Neuronetics only, the NASDAQ;

“Security Breach” means any (a) loss of Personal Information, (b) unauthorized, and/or unlawful Processing, corruption, or sale of Personal Information, or (c) other act or omission that has compromised the privacy, confidentiality or security of Personal Information or the security or operation of Computer Systems;
“Software” means computer software and programs (both source code and object code form), all proprietary rights in the computer software and programs and all documentation and other materials related to the computer software and programs;
“Statutory Plans” means statutory benefit plans which a Party and any of its Subsidiaries or ERISA Affiliates are required to participate in or comply with, including any benefit plan administered by any federal or provincial government and any benefit plans administered pursuant to applicable health, tax, workplace safety insurance, and employment insurance legislation;
“Subsidiary” has the meaning given to it in NI 45-106 or § 1.1563-1 of U.S. Treasury Regulations, in force as of the date of this Agreement;
“Supported Practice” means any Person substantially engaged in the business of providing healthcare services to patients, and which Person has entered into a Management Services Agreement with Greenbrook;
“Tax” or “Taxes” means (a) any taxes, duties, fees, premiums, assessments, imposts, levies, expansion fees and other charges of any kind whatsoever imposed by any Governmental Entity, including all installments, interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity in respect thereof, and including, but not limited to, those levied on, or measured by, or referred to as, income, gross receipts, profits, branch, windfall, royalty, capital, transfer, land transfer, sales, goods and services, harmonized sales, use, value-added (including HST and GST), excise, stamp, withholding, business, franchising, property, development, occupancy, employer health, payroll, employment, health, social services, education, unclaimed property, escheat, and social security taxes, all surtaxes, all customs duties and import and export taxes, countervail and anti-dumping, all license, franchise and registration fees and all employment insurance, health insurance and federal, state, local, provincial and other pension plan premiums or contributions imposed by any Governmental Entity, and (b) any liability for the payment of any amounts of the type described in clause (a) as a result of (i) any express or implied obligation to indemnify any other Person or as a result of any obligation under any agreement or arrangement with any other Person with respect to such amounts and including any liability for taxes of a predecessor or transferor or otherwise by operation of Law, or (ii) being a member of an affiliated, consolidated, combined or unitary group for any period;
“Tax Act” means the Income Tax Act (Canada);
“Tax Information” has the meaning given to it in Section 5.14(d);
“Tax Returns” means returns, reports, declarations, elections, designations, notices, filings, forms, statements and other documents (whether in tangible, electronic or other form) including any amendments, schedules, attachments, supplements, appendices and exhibits thereto, in each case made, prepared, filed or required by a Governmental Entity to be made, prepared or filed by Law in respect of Taxes;
“Termination Fee” means either the Greenbrook Termination Fee or the Neuronetics Termination Fee, as the context requires;
“Third Party Beneficiaries” has the meaning given to it in Section 8.9;
“U.S. Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder;
“U.S. GAAP” means generally accepted accounting principles in the United States of America in effect from time to time;
“U.S. Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder;
“U.S. Securities Laws” means the U.S. Securities Act, U.S. Exchange Act and all other applicable U.S. federal securities laws; and
“United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

1.2	Interpretation not Affected by Headings
The division of this Agreement into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Unless the contrary intention appears, references in this Agreement to an Article, Section, subsection, paragraph or Schedule by number or letter or both refer to the Article, Section, subsection, paragraph or Schedule, respectively, bearing that designation in this Agreement.
1.3	Number and Gender
In this Agreement, unless the contrary intention appears, words importing the singular include the plural and vice versa, and words importing gender shall include all genders.
1.4	Date for any Action
If the date on which any action is required to be taken hereunder by a Party is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.
1.5	Currency
Unless otherwise stated, all references in this Agreement to sums of money are expressed in lawful money of the United States of America and “$” refers to United States dollars and “C$” refers to Canadian dollars.
1.6	Accounting Matters
Unless otherwise stated, all accounting terms used in this Agreement shall have the meanings attributable thereto under U.S. GAAP and all determinations of an accounting nature in respect of a Party required to be made shall be made in accordance with U.S. GAAP consistently applied.
1.7	Knowledge
(a)
In this Agreement, references to “the knowledge of Greenbrook” means the actual knowledge of any of (i) the President and Chief Executive Officer, (ii) the Executive Chairman, (iii) the Chief Financial Officer, (iv) the Chief Operating Officer and (v) the Chief Medical Officer of Greenbrook, and is deemed to include the knowledge that each would have if he or she had made reasonable inquiries (provided that no inquiries are required to be made of any Person that is not a Representative of Greenbrook or its Subsidiaries).

(b)
In this Agreement, references to “the knowledge of Neuronetics” means the actual knowledge of any of (i) the President and Chief Executive Officer, (ii) the Executive Vice President, Chief Financial Officer and Treasurer and (iii) the Executive Vice President, General Counsel and Chief Compliance Officer of Neuronetics, and is deemed to include the knowledge that each would have if he or she had made reasonable inquiries (provided that no inquiries are required to be made of any Person that is not a Representative of Neuronetics or its Subsidiaries).

1.8	Statutes
Any reference to a statute refers to such statute and all rules, resolutions and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.
1.9	Time References
References to time are to local time, Toronto, Ontario.
1.10	Consent
If any provision requires approval or consent of a Party and such approval or consent is not delivered within the specified time limit, the Party whose consent or approval is required shall be conclusively deemed to have withheld its approval or consent.

1.11	Subsidiaries
To the extent any covenants or agreements relate, directly or indirectly, to a Subsidiary of a Party, each such provision shall be construed as a covenant by such Party to cause (to the fullest extent to which it is legally capable) such Subsidiary to perform the required action.
1.12	Disclosure Letters
Each of the Neuronetics Disclosure Letter and the Greenbrook Disclosure Letter itself and all information contained in it is confidential information and may not be disclosed unless (i) it is required to be disclosed pursuant to applicable Law unless such Law permits the Parties to refrain from disclosing the information for confidentiality or other purposes or (ii) a Party needs to disclose it in order to enforce its rights under this Agreement.
1.13	Schedules
The following Schedules are annexed to this Agreement and are incorporated by reference into this Agreement and form a part hereof:
Schedule A - Form of Plan of Arrangement
Schedule B - Form of Arrangement Resolution
Schedule C - Form of Neuronetics Resolutions
Schedule 3.1 - Representations and Warranties of Greenbrook
Schedule 4.1 - Representations and Warranties of Neuronetics
ARTICLE 2
THE ARRANGEMENT
2.1	Arrangement
Greenbrook and Neuronetics agree that the Arrangement will be implemented in accordance with the terms and subject to the conditions contained in this Agreement and the Plan of Arrangement.
2.2	Neuronetics Approval
Neuronetics represents and warrants to Greenbrook that:
(a)	the Neuronetics Board has unanimously determined that:
(i)	this Agreement and the transactions contemplated hereby are in the best interests of Neuronetics; and
(ii)	it will recommend that Neuronetics Stockholders vote in favour of the Neuronetics Resolutions; and
(b)
the Neuronetics Board has received an oral opinion to be subsequently confirmed in writing (the “Neuronetics Fairness Opinion”) from Canaccord Genuity Group Inc., the financial advisor to Neuronetics, that, as of the date of such opinion and subject to the assumptions, limitations and qualifications set out therein, the Consideration to be paid by Neuronetics pursuant to the Arrangement is fair from a financial point of view to Neuronetics.

2.3	Greenbrook Approval
Greenbrook represents and warrants to Neuronetics that:
(a)	the Greenbrook Special Committee has unanimously determined that:
(i)	the Arrangement and entry into of this Agreement are in the best interests of Greenbrook; and
(ii)	it has unanimously recommended to the Greenbrook Board that that the Greenbrook Board recommend that Greenbrook Shareholders vote in favour of the Greenbrook Arrangement Resolution; and

(b)	the Greenbrook Board has unanimously determined that:
(i)	the Arrangement and entry into of this Agreement are in the best interests of Greenbrook; and
(ii)	it will recommend that Greenbrook Shareholders vote in favour of the Arrangement Resolution; and
(c)
the Greenbrook Special Committee and the Greenbrook Board have received an oral opinion to be subsequently confirmed in writing (the “Greenbrook Fairness Opinion”) from A.G.P./Alliance Global Partners, the financial advisor to Greenbrook, that, as of the date of such opinion and subject to the assumptions, limitations and qualifications set out therein, the Consideration to be received by Greenbrook Shareholders pursuant to the Arrangement is fair, from a financial point of view, to Greenbrook Shareholders.

2.4	Interim Order
As soon as reasonably practicable (and in any event within ten (10) days) following the SEC Clearance Event, Greenbrook shall, pursuant to Section 182 of the OBCA, prepare, file and diligently pursue an application to the Court for the Interim Order, in a manner acceptable to Neuronetics, acting reasonably, which Interim Order shall provide, among other things:
(a)	for the class of Persons to whom notice is to be provided in respect of the Arrangement and the Greenbrook Meeting and for the manner in which such notice is to be provided;
(b)	for the confirmation of the record date for the Greenbrook Meeting;
(c)
that the requisite approval for the Arrangement Resolution shall be: (i) 66 2/3% of the votes cast on the Arrangement Resolution by Greenbrook Shareholders present in person or represented by proxy at the Greenbrook Meeting voting together as a single class; and (ii) if required under Canadian Securities Laws, a simple majority of the votes cast on the Arrangement Resolution by the Greenbrook Shareholders present in person or represented by proxy at the Greenbrook Meeting, excluding for this purpose votes cast in respect of Greenbrook Shares that are held or controlled by persons described in items (a) through (d) of Section 8.1(2) of MI 61-101;

(d)	that the Greenbrook Meeting may be adjourned or postponed from time to time by the Greenbrook Board subject to the terms of this Agreement without the need for additional approval of the Court;
(e)
that the record date for Greenbrook Shareholders entitled to receive notice of and vote at the Greenbrook Meeting will not change in respect of any adjournment(s) or postponement(s) of the Greenbrook Meeting;

(f)
that, in all other respects, other than as ordered by the Court, the terms, conditions and restrictions of the constating documents of Greenbrook, including quorum requirements and other matters, shall apply in respect of the Greenbrook Meeting;

(g)	for the grant of the Dissent Rights to registered holders of Greenbrook Shares as set forth in the Plan of Arrangement;
(h)
that it is the Parties’ intention to rely upon the exemption from the registration requirements under the U.S. Securities Act provided under Section 3(a)(10) thereof (and similar exemptions under applicable U.S. state securities laws) with respect to the issuance of the Consideration Shares to Greenbrook Shareholders pursuant to the Arrangement, subject to and conditioned on the Court’s determination that the Arrangement is substantively and procedurally fair to Greenbrook Shareholders and based on the Court’s approval of the Arrangement;

(i)	for the notice requirements with respect to the presentation of the application to the Court for the Final Order; and
(j)	for such other matters as Greenbrook or Neuronetics may reasonably require, subject to obtaining the prior consent of the other Party, such consent not to be unreasonably withheld or delayed.

2.5	Greenbrook Meeting
Subject to the terms of this Agreement and (except in respect of Section 2.5(b)) receipt of the Interim Order, Greenbrook shall:
(a)
duly take all lawful action to call, give notice of, convene and conduct the Greenbrook Meeting in accordance with its constating documents, the Interim Order and applicable Laws to vote upon the Arrangement, and, provided that Neuronetics has complied with its obligations pursuant to Section 2.7(e), Greenbrook shall use its commercially reasonable efforts to schedule the Greenbrook Meeting on the date of the Neuronetics Meeting; provided that, subject to Section 2.5(d), in no event shall the Greenbrook Meeting be held later than the date that is sixty (60) days after the date of the Interim Order;

(b)
in consultation with Neuronetics, fix and publish a record date for the purposes of determining Greenbrook Shareholders entitled to receive notice of and vote at the Greenbrook Meeting and give notice to Neuronetics of the Greenbrook Meeting;

(c)	allow Neuronetics’ representatives and legal counsel to attend the Greenbrook Meeting;
(d)	not adjourn, postpone or cancel (or propose or permit the adjournment, postponement or cancellation of) the Greenbrook Meeting without Neuronetics’ prior written consent, except:
(i)
as required for quorum purposes (in which case the meeting shall be adjourned and not cancelled), by Law or by a Governmental Entity or by valid Greenbrook Shareholder action (which action is not solicited or proposed by Greenbrook or the Greenbrook Board and subject to compliance by Greenbrook with Section 5.5(a)(iii)); or

(ii)	as otherwise expressly permitted under this Agreement;
(e)
solicit proxies in favour of the Arrangement Resolution and against any resolution submitted by any Greenbrook Shareholder that is inconsistent with the Arrangement Resolution and the completion of any of the transactions contemplated by this Agreement, including, if so requested by Neuronetics, and at the expense of Neuronetics, using the services of dealers and proxy solicitation firms to solicit proxies in favour of the approval of the Arrangement Resolution;

(f)
provide Neuronetics with copies of or access to information regarding the Greenbrook Meeting generated by any dealer or proxy solicitation services firm engaged by Greenbrook, as requested from time to time by Neuronetics;

(g)
promptly advise Neuronetics as frequently as Neuronetics may reasonably request, and at least on a daily basis on each of the last ten (10) Business Days prior to the date of the Greenbrook Meeting, as to the aggregate tally of the proxies received by Greenbrook in respect of the Arrangement Resolution;

(h)
promptly advise Neuronetics of any written communication from any Greenbrook Shareholder in opposition to the Arrangement, written notice of dissent or purported exercise by any Greenbrook Shareholder of Dissent Rights received by Greenbrook in relation to the Arrangement and any withdrawal of Dissent Rights received by Greenbrook and any written communications sent by or on behalf of Greenbrook to any Greenbrook Shareholder exercising or purporting to exercise Dissent Rights in relation to the Arrangement;

(i)	not make any payment or settlement offer, or agree to any payment or settlement, prior to the Effective Time with respect to Dissent Rights without the prior written consent of Neuronetics;
(j)
not change the record date for the Greenbrook Shareholders entitled to vote at the Greenbrook Meeting in connection with any adjournment or postponement of the Greenbrook Meeting unless required by Law or upon prior written consent of Neuronetics; and

(k)
at the reasonable request of Neuronetics from time to time, promptly provide Neuronetics with a list (in both written and electronic form) of: (i) the registered Greenbrook Shareholders, together with their addresses and respective holdings of Greenbrook Shares; (ii) the names and addresses and holdings of all Persons having rights issued by Greenbrook to acquire Greenbrook Shares (including Greenbrook Equity Award Holders and holders of Greenbrook Warrants); and (iii) participants in book-based systems and non-objecting beneficial owners of Greenbrook Shares, together with their addresses and respective holdings of Greenbrook Shares.

Greenbrook shall from time to time require that its registrar and transfer agent furnish Neuronetics with such additional information, including updated or additional lists of Greenbrook Shareholders and lists of holdings and other assistance as Neuronetics may reasonably request.
2.6	Neuronetics Meeting
Subject to the terms of this Agreement, Neuronetics shall:
(a)
duly take all lawful action to call, give notice of, convene and conduct the Neuronetics Meeting in accordance with its constating documents and applicable Laws for the purpose of voting upon the approval of the Neuronetics Resolutions and, provided that Greenbrook has complied with its obligations pursuant to Section 2.8(e), Neuronetics shall use its commercially reasonable efforts to schedule the Neuronetics Meeting as promptly as reasonably practicable following the SEC Clearance Event and receipt of the Interim Order and, if reasonably practicable, on the same date as the Greenbrook Meeting, provided that in no event shall the Neuronetics Meeting be held earlier than the date that is forty-five (45) days after the date on which Neuronetics SEC Clearance is obtained;

(b)
in consultation with Greenbrook, fix and publish a record date for the purposes of determining Neuronetics Stockholders entitled to receive notice of and vote at the Neuronetics Meeting and give notice to Greenbrook of the Neuronetics Meeting;

(c)	allow Greenbrook’s representatives and legal counsel to attend the Neuronetics Meeting;
(d)	not adjourn, postpone or cancel (or propose or permit the adjournment, postponement or cancellation of) the Neuronetics Meeting without Greenbrook’s prior written consent, except:
(i)
as required for quorum purposes (in which case the meeting shall be adjourned and not cancelled), by Law or by a Governmental Entity or by valid Neuronetics Stockholder action (which action is not solicited or proposed by Neuronetics or the Neuronetics Board) and subject to compliance by Neuronetics with Section 5.5(a)(iii); or

(ii)	as otherwise expressly permitted under this Agreement;
(e)
solicit proxies in favour of the Neuronetics Resolutions and against any resolution submitted by any Neuronetics Shareholder that is inconsistent with the Neuronetics Resolutions and the completion of any of the transactions contemplated by this Agreement;

(f)
provide Greenbrook with copies of or access to information regarding the Neuronetics Meeting generated by any dealer or proxy solicitation services firm engaged by Neuronetics, as requested from time to time by Greenbrook;

(g)
promptly advise Greenbrook as frequently as Greenbrook may reasonably request, and at least on a daily basis on each of the last ten (10) Business Days prior to the date of the Neuronetics Meeting, as to the aggregate tally of the proxies received by Neuronetics in respect of the Neuronetics Resolutions;

(h)	promptly advise Greenbrook of any written communication from any Neuronetics Stockholder in opposition to the Neuronetics Resolutions;
(i)
not change the record date for the Neuronetics Stockholders entitled to vote at the Neuronetics Meeting in connection with any adjournment or postponement of the Neuronetics Meeting unless required by Law or upon prior written consent of Greenbrook; and

(j)
at the reasonable request of Greenbrook from time to time, promptly provide Greenbrook with a list (in both written and electronic form) of: (i) the registered Neuronetics Stockholders, together with their addresses and respective holdings of Neuronetics Shares; and (ii) the names and addresses and holdings of all Persons having rights issued by Neuronetics to acquire Neuronetics Shares. Neuronetics shall from time to time require that its registrar and transfer agent furnish Greenbrook with such additional information, including updated or additional lists of Neuronetics Stockholders and lists of holdings and other assistance as Greenbrook may reasonably request.

2.7	Greenbrook Proxy Statement
(a)	As promptly as reasonably practicable following execution of this Agreement, Greenbrook shall prepare the Greenbrook Proxy Statement together with any other documents required by applicable Laws in connection with the Greenbrook Meeting; and, as promptly as reasonably practicable after receipt of the Interim Order, file the Greenbrook Proxy Statement in all jurisdictions where the same is required to be filed and mail the Greenbrook Proxy Statement to each Greenbrook Shareholder and any other Person as required under applicable Laws and by the Interim Order, in each case, so as to permit Greenbrook to comply with Section 2.5(a).
(b)
Greenbrook shall use reasonable best efforts to ensure that the Greenbrook Proxy Statement complies in all material respects with (i) the rules and regulations promulgated by the Canadian Securities Authorities all and all other applicable Laws (including, if the Greenbrook Proxy Statement is a joint proxy statement with the Neuronetics Proxy Statement, the applicable rules and regulations of the SEC) and (ii) the Interim Order, and the Greenbrook Proxy Statement shall contain sufficient detail to permit Greenbrook Shareholders to form a reasoned judgment concerning the matters to be placed before them at the Greenbrook Meeting, and, without limiting the generality of the foregoing, shall ensure that the Greenbrook Proxy Statement will not contain any misrepresentation (except that Greenbrook shall not be responsible for any information included in the Greenbrook Proxy Statement relating to Neuronetics and its affiliates and the Consideration Shares that was provided by Neuronetics expressly for inclusion in the Greenbrook Proxy Statement pursuant to Section 2.7(e)). The Greenbrook Proxy Statement shall also contain such information as may be required to allow Neuronetics and Greenbrook to rely upon the exemption from registration provided under Section 3(a)(10) of the U.S. Securities Act (and similar exemptions under applicable U.S. state securities laws) with respect to the issuance of the Consideration Shares in exchange for Greenbrook Shares pursuant to the Arrangement.

(c)
The Greenbrook Proxy Statement shall: (i) include a copy of the Greenbrook Fairness Opinion; (ii) state that the Greenbrook Special Committee and the Greenbrook Board has received the Greenbrook Fairness Opinion, and, subject to the terms of this Agreement, the Greenbrook Board has unanimously determined, after receiving legal and financial advice and acting on the unanimous recommendation of the Greenbrook Special Committee, that the Consideration to be received by the Greenbrook Shareholders is fair to the Greenbrook Shareholders and that the Arrangement and entry into this Agreement are in the best interests of Greenbrook; (iii) subject to the terms of this Agreement, contain the unanimous recommendation of the Greenbrook Board to Greenbrook Shareholders that they vote in favour of the Arrangement Resolution (the “Greenbrook Board Recommendation”); and (iv) include statements that each of the Greenbrook Locked-Up Shareholders has signed a Greenbrook Voting Agreement, pursuant to which, and subject to the terms thereof, they have agreed to, among other things, vote their Greenbrook Shares in favour of the Arrangement Resolution.

(d)
If at any time prior to the Greenbrook Meeting, any information relating to Greenbrook, Neuronetics, or any of their respective affiliates, officers or directors, should be discovered by Greenbrook or Neuronetics that should be set forth in an amendment or supplement to the Greenbrook Proxy Statement, so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Party and an appropriate amendment or supplement describing such information shall be promptly filed with the Canadian Securities Authorities and, to the extent required by applicable Law or the Interim Order, filed with the SEC and/or disseminated to the Greenbrook Shareholders.

(e)
Neuronetics shall, and shall cause its officers, directors, accountants and other advisors to, in a timely manner cooperate with Greenbrook in connection with the preparation of the Greenbrook Proxy Statement, including promptly providing Greenbrook with all information regarding Neuronetics, its affiliates and the Consideration Shares, including any pro forma financial statements (provided that Greenbrook has provided the financial information required for same on a timely basis) and other information relating to Neuronetics following completion of the transactions contemplated hereby, as required by applicable Laws for inclusion in the Greenbrook Proxy Statement or in any amendments or supplements to such Greenbrook Proxy Statement. Neuronetics shall ensure that such information does not include any misrepresentation concerning Neuronetics, its affiliates and the Consideration Shares or contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and will indemnify Greenbrook for all claims, losses, costs and expenses incurred by Greenbrook in respect of any such misrepresentation, alleged misrepresentation, untrue statement or omission in any information regarding Neuronetics, its affiliates and the Consideration Shares in the Greenbrook Proxy Statement that was provided by Neuronetics expressly for inclusion in the Greenbrook Proxy Statement pursuant to this Section 2.7(e). Neuronetics and Greenbrook shall also use their commercially reasonable efforts to obtain any necessary consents from any of their respective auditors and any other advisors to the use of any financial or other expert information required to be included in the Greenbrook Proxy Statement and to the identification in the Greenbrook Proxy Statement of each such advisor.
(f)
Notwithstanding the foregoing, prior to mailing the Greenbrook Proxy Statement (or any amendment or supplement thereto) or responding to any comments of any Canadian Securities Authorities and/or, if applicable, the SEC with respect thereto, Greenbrook will (i) provide Neuronetics with a reasonable opportunity to review and comment on such document (including the proposed final version of such document or response), and (ii) consider in good faith including in such document or response all comments reasonably and promptly proposed by Neuronetics, provided that all information relating solely to Neuronetics included in the Greenbrook Proxy Statement must be in a form and content satisfactory to Neuronetics, acting reasonably.

(g)
Greenbrook shall promptly advise Neuronetics of any communication (written or oral) received by Greenbrook from any stock exchange, any of the Securities Authorities or any other Governmental Entity in connection with the Greenbrook Proxy Statement.

2.8	Neuronetics Proxy Statement
(a)
As promptly as reasonably practicable following the execution of this Agreement, Neuronetics shall prepare the Neuronetics Proxy Statement together with any other documents required by applicable Laws in connection with the Neuronetics Meeting; and, as promptly as reasonably practicable after the SEC Clearance Event and receipt of the Interim Order, file the Neuronetics Proxy Statement with the SEC and mail the Neuronetics Proxy Statement to each Neuronetics Stockholder and any other Person as required under applicable Laws, in each case, so as to permit Neuronetics to comply with Section 2.6(a).

(b)
Neuronetics shall use reasonable best efforts to ensure that the Neuronetics Proxy Statement complies in all material respects with the rules and regulations promulgated by the SEC and all applicable Laws and to respond promptly to any comments of the SEC or its staff. Neuronetics will advise Greenbrook promptly after it receives any request by the SEC for amendment of the Neuronetics Proxy Statement or comments thereon and responses thereto or any request by the SEC for additional information in connection with the Neuronetics Proxy Statement. Neuronetics shall use reasonable best efforts to cause all documents that it is responsible for filing with the SEC in connection with this Agreement to comply as to form and substance in all material respects with the applicable requirements of the U.S. Securities Act and the U.S. Exchange Act.

(c)
The Neuronetics Proxy Statement shall: (i) include a copy of the Neuronetics Fairness Opinion; (ii) state that the Neuronetics Board has received the Neuronetics Fairness Opinion and has unanimously determined, after receiving legal and financial advice, that the Arrangement and entry into this Agreement are in the best interests of Neuronetics; (iii) subject to the terms of this Agreement, contain the unanimous recommendation of the Neuronetics Board to Neuronetics Stockholders that they vote in favour of the Neuronetics Resolutions (the “Neuronetics Board Recommendation”); and (iv) include statements that each of the Neuronetics Locked-Up Shareholders has signed a Neuronetics Voting Agreement, pursuant to which, and subject to the terms thereof, they have agreed to, among other things, vote their Neuronetics Shares in favour of the Neuronetics Resolutions.

(d)
If at any time prior to the Neuronetics Meeting, any information relating to Neuronetics, Greenbrook, or any of their respective affiliates, officers or directors, should be discovered by Neuronetics or Greenbrook that should be set forth in an amendment or supplement to the Neuronetics Proxy Statement, so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the Neuronetics Stockholders.
(e)
Greenbrook shall, and shall cause its officers, directors, accountants and other advisors to, in a timely manner cooperate with Neuronetics in connection with the preparation of the Neuronetics Proxy Statement, including promptly providing Neuronetics with all information regarding Greenbrook and its affiliates, including any information required for the preparation by Neuronetics of pro forma financial statements, as required by applicable Laws for inclusion in the Neuronetics Proxy Statement or in any amendments or supplements to such Neuronetics Proxy Statement. Greenbrook shall ensure that such information does not include any misrepresentation concerning Greenbrook and its affiliates or contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and will indemnify Neuronetics for all claims, losses, costs and expenses incurred by Neuronetics in respect of any such misrepresentation, alleged misrepresentation, untrue statement or omission in any information regarding Greenbrook and its affiliates in the Neuronetics Proxy Statement that was provided by Greenbrook expressly for inclusion in the Neuronetics Proxy Statement pursuant to this Section 2.8(e). Greenbrook and Neuronetics shall also use their commercially reasonable efforts to obtain any necessary consents from any of their respective auditors and any other advisors to the use of any financial or other expert information required to be included in the Neuronetics Proxy Statement and to the identification in the Neuronetics Proxy Statement of each such advisor.

(f)
Notwithstanding the foregoing, prior to mailing the Neuronetics Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, Neuronetics will (i) provide Greenbrook with a reasonable opportunity to review and comment on such document or response (including the proposed final version of such document or response), and (ii) consider in good faith including in such document or response all comments reasonably and promptly proposed by Greenbrook, provided that all information relating solely to Greenbrook included in the Neuronetics Proxy Statement must be in a form and content satisfactory to Greenbrook, acting reasonably.

(g)
Neuronetics shall promptly advise Greenbrook of any communication (written or oral) received by Neuronetics from the NASDAQ, the SEC or any other Governmental Entity in connection with the Neuronetics Proxy Statement.

2.9	Final Order
If: (a) the Interim Order is obtained; (b) the Arrangement Resolution is approved at the Greenbrook Meeting by Greenbrook Shareholders as provided for in the Interim Order and as required by applicable Law; and (c) the Neuronetics Resolutions are approved at the Neuronetics Meeting as required by applicable Law, Greenbrook shall take all steps necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order pursuant to Section 182 of the OBCA as soon as reasonably practicable, but in any event not later than three Business Days thereafter.
2.10	Court Proceedings
In connection with all Court proceedings relating to obtaining the Interim Order and the Final Order, Greenbrook shall diligently pursue the Interim Order and the Final Order. Subject to the terms of this Agreement, Neuronetics shall cooperate with and assist Greenbrook in seeking the Interim Order and the Final Order, including by providing to Greenbrook, on a timely basis, any information reasonably required to be supplied by Neuronetics in connection therewith. Greenbrook shall provide Neuronetics and its legal counsel with reasonable opportunity to review and comment upon drafts of all materials to be filed with the Court in connection with the Arrangement, and will give reasonable consideration to all such comments and will accept the reasonable comments of Neuronetics and its legal counsel with respect to any information required to be supplied by Neuronetics and included in such materials. Subject to applicable Law, Greenbrook shall not file any material with the Court in connection with the Arrangement or serve any such material, and shall not agree to modify or amend materials so filed or served, except as contemplated by this Section 2.10 or with Neuronetics’ prior written consent, such consent not to be unreasonably withheld, conditioned or delayed; provided that, nothing herein shall require Neuronetics to agree or consent to any increase in or variation in the form of Consideration or other modification or amendment to such filed or served materials that expands or increases Neuronetics’ obligations, or diminishes or limits Neuronetics’ rights, set forth in any such filed or served materials or under this Agreement or the Arrangement. Greenbrook shall also provide to Neuronetics’ legal counsel on a timely basis, copies of any notice of appearance, evidence or other Court documents served on Greenbrook in respect of the application for the Interim Order or the Final Order or any appeal therefrom and of any notice, whether written or oral, received by Greenbrook indicating any intention to oppose the granting of the Interim Order or the Final Order or to appeal the Interim Order or the Final Order. Greenbrook shall ensure that all materials filed with the Court in connection with the Arrangement are consistent with the terms of this Agreement and the Plan of Arrangement. In addition, Greenbrook shall not object to Neuronetics’ legal counsel making such submissions on the hearing of the motion for the Interim Order and the application for the Final Order as such counsel considers appropriate, provided that Greenbrook is advised of the nature of any submissions prior to the hearing and such submissions are consistent in all material respects with this Agreement and the Plan of Arrangement. Greenbrook shall also oppose any proposal from any party that the Final Order contain any provision inconsistent with this Agreement, and, if at any time after the issuance of the Final Order and prior to the Effective Date, Greenbrook is required by the terms of the Final Order or by Law to return to Court with respect to the Final Order, it shall do so after notice to, and in consultation and cooperation with, Neuronetics.
2.11	U.S. Securities Law Matters
The Parties agree that the Arrangement will be carried out with the intention that, and will use their commercially reasonable best efforts to ensure that, all Consideration Shares issued under the Arrangement will be issued by Neuronetics in exchange for Greenbrook Shares pursuant to the Plan of Arrangement, whether in the United States, Canada or any other country, in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof and similar exemptions under applicable U.S. state securities laws. In order to ensure the availability of the exemption under Section 3(a)(10) of the U.S. Securities Act and to facilitate Neuronetics’ compliance with other U.S. Securities Laws, the Parties agree that the Arrangement will be carried out on the following basis:
(a)	the Court will be asked to approve the procedural and substantive fairness of the terms and conditions of the Arrangement;
(b)
prior to the issuance of the Interim Order, the Court will be advised of the intention of Neuronetics and Greenbrook to rely on the exemption provided by Section 3(a)(10) of the U.S. Securities Act with respect to the issuance of Consideration Shares to Greenbrook Shareholders pursuant to the Arrangement, based on the Court’s approval of the Arrangement;

(c)
prior to the issuance of the Interim Order, Greenbrook will file with the Court a draft copy of the proposed text of the Greenbrook Proxy Statement together with any other documents required by Law in connection with the Greenbrook Meeting;

(d)
the Court will be advised prior to the hearing that its approval of the Arrangement will be relied upon as a determination that the Court has satisfied itself as to the procedural and substantive fairness of the terms and conditions of the Arrangement to all Persons who are entitled to receive Consideration Shares to Greenbrook Shareholders pursuant to the Arrangement;

(e)
Greenbrook will ensure that each Greenbrook Shareholder and other Person entitled to receive Consideration Shares pursuant to the Arrangement will be given adequate and appropriate notice advising them of their right to attend the hearing of the Court to approve the procedural and substantive fairness of the terms and conditions of the Arrangement and providing them with sufficient information necessary for them to exercise that right;

(f)
the Final Order will expressly state that the Arrangement is approved by the Court as being procedurally and substantively fair and reasonable to all Persons entitled to receive Consideration Shares to Greenbrook Shareholders pursuant to the Arrangement;

(g)
Greenbrook shall advise the Court that the Final Order will serve as a basis for an exemption, pursuant to Section 3(a)(10) of the United States Securities Act of 1933, as amended, from the registration requirements otherwise imposed by that act, as well as similar exemptions under applicable U.S. state securities laws, regarding the distribution of securities of Neuronetics, pursuant to the Plan of Arrangement;

(h)
the Interim Order will specify that each Person entitled to receive Consideration Shares pursuant to the Arrangement will have the right to appear before the Court at the hearing of the Court to give approval of the Arrangement;

(i)	the Court will hold a hearing before approving the procedural and substantive fairness of the terms and conditions of the Arrangement and issuing the Final Order; and
(j)
all Consideration Shares issued to Persons in the United States will be registered or qualified under the securities laws of each state, territory or possession of the United States in which any Person receiving Consideration Shares is located, unless an exemption from such state securities law registration or qualification requirements is available. In addition, each Person entitled to receive Consideration Shares will be advised that the Consideration Shares issued pursuant to the Arrangement have not been registered under the U.S. Securities Act and will be issued by Neuronetics in reliance on the exemption from registration under Section 3(a)(10) of the U.S. Securities Act and similar exemptions under applicable U.S. state securities laws.

2.12	Arrangement and Effective Date
(a)	The Articles of Arrangement shall implement the Plan of Arrangement. The Articles of Arrangement shall include the Plan of Arrangement.
(b)
Unless another time or date is agreed to in writing by the Parties, Greenbrook shall send the Articles of Arrangement to the Director on the third Business Day after the satisfaction or, where not prohibited, the waiver by the applicable Party or Parties in whose favour the condition is, of the conditions set out in Article 6 (excluding conditions that, by their terms, are to be satisfied on the Effective Date, but subject to the satisfaction or, where not prohibited, the waiver by the applicable Party or Parties in whose favour the condition is, of those conditions as of the Effective Date).

(c)
The closing of the Arrangement will take place remotely by exchange of documents and signatures (of their electronic counterparts) on the Effective Date at the Effective Time, unless another time and place is agreed to in writing by the Parties.

2.13	Payment of Consideration
Neuronetics will, following receipt by Greenbrook of the Final Order and prior to the Effective Time, deposit in escrow with the Depositary (the terms and conditions of such escrow to be satisfactory to the Parties, acting reasonably) sufficient Neuronetics Shares to satisfy the aggregate Consideration payable to Greenbrook Shareholders pursuant to the Plan of Arrangement.
2.14	Announcement and Shareholder Communications
The Parties agree to issue a joint press release with respect to this Agreement as soon as practicable after its due execution. Neuronetics and Greenbrook agree to cooperate in the preparation of presentations, if any, to Neuronetics Stockholders and Greenbrook Securityholders regarding the transactions contemplated by this Agreement. Each Party shall: (a) not issue any press release or otherwise make public statements with respect to this Agreement or the Arrangement without the consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed; and (b) not make any filing with any Governmental Entity with respect to this Agreement or the Arrangement without the consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed. Each Party shall enable the other Party to review and comment on all such press releases prior to the release thereof and shall enable the other Party to review and comment on such filings prior to the filing thereof (other than with respect to confidential information contained in such filing); provided, however, that the foregoing shall be subject to each Party’s overriding obligation to make any disclosure or filing in accordance with applicable Laws, including Canadian Securities Laws, U.S. Securities Laws, and if such disclosure or filing is required and the other Party has not reviewed or commented on the disclosure or filing, the Party making such disclosure or filing shall use commercially reasonable efforts to give prior oral or written notice to the other Party, and if such prior notice is not possible, to give such notice immediately following the making of such disclosure or filing. For the avoidance of doubt, the foregoing shall not prevent either Party from making internal announcements to employees and having discussions with shareholders and financial analysts and other stakeholders so long as the content of such statements and announcements are consistent with and limited in all material respects to the content contained in the most recent press releases, public disclosures or public statements made by the Parties. Notwithstanding the foregoing, the provisions of this Section 2.14 related to the approval or contents of filings with Governmental Entities will not apply with respect to filings in connection with the Regulatory Approvals, the Greenbrook Proxy Statement, the Neuronetics Proxy Statement, the Interim Order or the Final Order which are governed by other sections of this Agreement. The restrictions set forth in this Section 2.14 shall not apply to any release or public statement in connection with any dispute regarding this Agreement or the transactions contemplated hereby.
2.15	Adjustment to Exchange Ratio
(a)	If, on or after the date of this Agreement, either Party, subject to Article 5:
(i)	splits, consolidates or reclassifies any of its issued and outstanding common shares;
(ii)	undertakes any other capital reorganization; or
(iii)	declares, sets aside or pays any dividend or distribution to its shareholders of record as of a time prior to the Effective Time, including any stock dividend or rights offering, then the Exchange Ratio shall be appropriately adjusted to provide to Neuronetics, Greenbrook and their respective shareholders the same economic effect as contemplated by this Agreement and the Arrangement prior to such action.
2.16	Withholding Taxes
Neuronetics, Greenbrook, any of their affiliates and the Depositary, as applicable, shall be entitled to deduct and withhold, or direct any other Person to deduct and withhold on their behalf, from any amounts otherwise payable, issuable or otherwise deliverable to any Greenbrook Securityholders, and any other Person under the Plan of Arrangement or this Agreement such amounts as are required or reasonably believed to be required to be deducted and withheld from such amounts under any provision of any Law in respect of Taxes. To the extent any such amounts are so deducted and withheld, such amounts shall be treated for all purposes under this Agreement and the Plan of Arrangement as having been paid to the Person in respect of which such deduction and withholding was made; provided that such deducted and withheld amounts are actually remitted to the appropriate Governmental Entity. To the extent that the amount so required to be deducted or withheld from any amounts payable, issuable or otherwise deliverable to a Person under the Plan of Arrangement or this Agreement exceeds the amount of cash otherwise payable to such Person, Neuronetics, Greenbrook, any of their affiliates and the Depositary are hereby authorized to sell or otherwise dispose, or direct any other Person to sell or otherwise dispose, of such portion of the non-cash consideration or non-cash amounts payable, issuable or otherwise deliverable hereunder to such Person as is necessary to provide sufficient funds to Neuronetics, Greenbrook, any of their affiliates and the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and Neuronetics, Greenbrook, any of their affiliates and the Depositary, as applicable, shall notify the relevant Person of such sale or other disposition and remit to such Person any unapplied balance of the net proceeds of such sale or other disposition (after deduction for (x) the amounts required to satisfy the required withholding under the Plan of Arrangement or this Agreement in respect of such Person, (y) reasonable commissions payable to the broker and (z) other reasonable costs and expenses).
2.17	Adjustment of Consideration
Notwithstanding anything in this Agreement to the contrary, if, between the date of this Agreement and the Effective Time, the issued and outstanding Neuronetics Shares shall have been changed into a different number of shares by reason of any split or consolidation of the issued and outstanding Neuronetics Shares, then the Consideration to be paid per Greenbrook Share shall be appropriately adjusted to provide to Greenbrook Shareholders the same economic effect as contemplated by this Agreement and the Arrangement prior to such action and as so adjusted shall, from and after the date of such event, be the Consideration to be paid per Greenbrook Share.

2.18	Governance and Transitional Matters
Neuronetics covenants with Greenbrook that it will take all actions necessary to ensure that, upon completion of the Arrangement, the Neuronetics Board shall consist of seven (7) directors, two (2) of which shall be appointed by Madryn and five (5) of which shall be appointed by Neuronetics.
The Parties agree to work cooperatively to implement the foregoing including by providing any information required by applicable Law with respect to their respective board nominees for inclusion in the Neuronetics Proxy Statement.
2.19	Incentive Plan Matters
The Parties acknowledge that the outstanding Greenbrook Equity Awards shall be treated in accordance with the provisions of the Plan of Arrangement.
The Parties acknowledge that no deduction will be claimed by Greenbrook or any Person not dealing at arm’s length with Greenbrook in respect of any payment made in respect of the Greenbrook Equity Awards pursuant to the Plan of Arrangement to a holder of Greenbrook Equity Awards who is a resident of Canada or who is employed in Canada (all within the meaning of the Tax Act), in computing the taxable income under the Tax Act of Greenbrook, or any Person not dealing at arm’s length with Greenbrook, if and to the extent that the claiming of such deduction would cause such holder to not be entitled to claim any deduction pursuant to paragraph 110(1)(d) of the Tax Act otherwise available to such holder in respect of the calculation of any benefit arising from the surrender by the holder of Greenbrook Equity Awards, and Neuronetics shall cause Greenbrook to: (i) where applicable, make an election pursuant to subsection 110(1.1) of the Tax Act in respect of the payments made in exchange for the surrender of Greenbrook Equity Awards; and (ii) provide evidence in writing of such election to holders of Greenbrook Equity Awards.
2.20	Restrictive Covenants
The Parties hereto intend that the conditions set forth in subsection 56.4(7) of the Tax Act (including clause 56.4(7)(b)(ii)(B) thereof) have been met, such that subsection 56.4(5) of the Tax Act applies to any restrictive covenants (as defined in subsection 56.4(1) of the Tax Act) granted by Greenbrook Shareholders pursuant to this Agreement. For greater certainty, the Parties agree and acknowledge: (i) for the purposes of paragraph 56.4(7)(d) of the Tax Act, no proceeds shall be received or receivable by Greenbrook Shareholders for granting the restrictive covenants; and (ii) the restrictive covenants are integral to this Agreement and have been granted to maintain or preserve the fair market value of the Greenbrook Shares.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF GREENBROOK
3.1	Representations and Warranties
Except as set forth in the Greenbrook Public Documents (excluding any disclosures in the Greenbrook Public Documents under the heading “Risk Factors” or “Forward-Looking Information” and any other disclosures contained in such documents that are predictive, cautionary or forward-looking in nature) or the Greenbrook Disclosure Letter (which disclosure shall apply against any representations or warranties to which it is reasonably apparent on its face it should relate), Greenbrook hereby represents and warrants to Neuronetics the representations and warranties set forth in Schedule 3.1 hereto and acknowledges that Neuronetics is relying upon such representations and warranties in connection with the entering into of this Agreement and the carrying out of the transactions contemplated herein.
3.2	Disclaimer
Neuronetics agrees and acknowledges that, except as set forth in this Agreement, Greenbrook makes no representation or warranty, express or implied, at law or in equity, with respect to Greenbrook, its businesses, its past, current or future financial condition or its assets, liabilities or operations, or its past, current or future profitability, performance or cash flows, individually or in the aggregate, and any such other representations or warranties are hereby expressly disclaimed.

3.3	Survival of Representations and Warranties
The representations and warranties of Greenbrook contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF NEURONETICS
4.1	Representations and Warranties
Except as set forth in the Neuronetics Public Documents (excluding any disclosures in the Neuronetics Public Documents under the heading “Risk Factors” or “Forward-Looking Information” and any other disclosures contained in such documents that are predictive, cautionary or forward-looking in nature) or the Neuronetics Disclosure Letter (which disclosure shall apply against any representations or warranties to which it is reasonably apparent on its face it should relate), Neuronetics hereby represents and warrants to Greenbrook the representations and warranties set forth in Schedule 4.1 hereto and acknowledges that Greenbrook is relying upon such representations and warranties in connection with the entering into of this Agreement and the carrying out of the transactions contemplated herein.
4.2	Disclaimer
Greenbrook agrees and acknowledges that, except as set forth in this Agreement, Neuronetics makes no representation or warranty, express or implied, at law or in equity, with respect to Neuronetics, its businesses, its past, current or future financial condition or its assets, liabilities or operations, or its past, current or future profitability, performance or cash flows, individually or in the aggregate, and any such other representations or warranties are hereby expressly disclaimed.
4.3	Survival of Representations and Warranties
The representations and warranties of Neuronetics contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.
ARTICLE 5
COVENANTS
5.1	Covenants of Greenbrook Regarding the Conduct of Business
Greenbrook covenants and agrees that during the period from the date of this Agreement until the earlier of the Effective Date and the time that this Agreement is terminated in accordance with its terms, except: (i) as disclosed in Section 5.1 of the Greenbrook Disclosure Letter, (ii) as expressly required by this Agreement or expressly permitted by this Section 5.1, (iii) as required by applicable Law or a Governmental Entity, or (iv) unless Neuronetics shall otherwise agree in writing:
(a)
Greenbrook shall and shall cause each of its Subsidiaries to: (i) in all material respects conduct its and their respective businesses only in, and not take any action except in, the ordinary course of business consistent with past practice; and (ii) use commercially reasonable efforts to preserve intact its and their present business organization, goodwill, business relationships and assets and to keep available the services of its and their officers and employees as a group;

(b)
without limiting the generality of Section 5.1(a), Greenbrook shall not, and shall cause each of its Subsidiaries not to, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, directly or indirectly:

(i)	amend or propose to amend its articles, by-laws or other constating documents, including shareholders agreements, partnership agreements or similar agreements, or those of its Subsidiaries;

(ii)
declare, set aside or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of any Greenbrook Shares, except for (A) any such action solely between or among Greenbrook and its Subsidiaries or between or among Subsidiaries of Greenbrook or (B) other cash dividends for which the Exchange Ratio is adjusted pursuant to Section 2.15;

(iii)
issue, sell, grant, award, pledge, dispose of or otherwise encumber or agree to issue, sell, grant, award, pledge, dispose of or otherwise encumber any Greenbrook Shares or other equity or voting interests or any options, stock appreciation rights, warrants, calls, conversion or exchange privileges or rights of any kind to acquire (whether on exchange, exercise, conversion or otherwise) any Greenbrook Shares or other equity or voting interests or other securities or any shares of its Subsidiaries (including, for greater certainty, Greenbrook Equity Awards or any other equity based awards), other than (A) pursuant to the Greenbrook Debt Conversion and (B) pursuant to the exercise or settlement (as applicable) of Greenbrook Equity Awards that are outstanding as of the date of this Agreement in accordance with their terms (as such terms are disclosed in the Greenbrook Public Documents);

(iv)	split, combine or reclassify any outstanding Greenbrook Shares or the securities of any of its Subsidiaries;
(v)
redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire Greenbrook Shares or other securities of Greenbrook or any securities of its Subsidiaries other than in connection with the exercise or settlement of Greenbrook Equity Awards pursuant to their terms;

(vi)	amend the terms of any securities of Greenbrook or any of its Subsidiaries;
(vii)
other than as set forth in Section 5.1(b)(vii) of the Greenbrook Disclosure Letter, adopt or propose a plan of liquidation or resolutions providing for the liquidation or dissolution of Greenbrook or any of its Subsidiaries;

(viii)	reorganize, amalgamate or merge Greenbrook or its Subsidiaries with any other Person;
(ix)
sell, pledge, lease, dispose of, mortgage, license, encumber or otherwise transfer or agree to sell, pledge, lease, dispose of, mortgage, license, encumber or otherwise transfer any assets of Greenbrook or any of its Subsidiaries or any interest in any assets of Greenbrook or any of its Subsidiaries, other than (A) sales and dispositions of obsolete equipment and other inventories, in each case, only in the ordinary course of business or (B) encumbrances and Liens that are Permitted Liens;

(x)
(A) acquire (by merger, consolidation, acquisition of stock or assets or otherwise) or agree to acquire, directly or indirectly, in one transaction or in a series of related transactions, any Person, (B) make any investment or agree to make any investment, directly or indirectly, in one transaction or in a series of related transactions, either by purchase of shares or securities, contributions of capital or otherwise (other than to wholly-owned Subsidiaries) or (C) purchase of any property or assets of any other Person;

(xi)
incur any capital expenditures or enter into any agreement obligating Greenbrook or its Subsidiaries to provide for future capital expenditures, other than capital expenditures set forth in Section 5.1(b)(xi) of the Greenbrook Disclosure Letter;

(xii)	make any changes in financial accounting methods, principles, policies or practices, except as required, in each case, by U.S. GAAP or by applicable Law;
(xiii)	reduce the stated capital of the Greenbrook Shares or the shares of any of its Subsidiaries;
(xiv)
(A) incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Greenbrook or any of its Subsidiaries, guarantee any debt securities of another person, enter into any “keep well” or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, except for (x) borrowings under credit facilities in effect as of the date of this Agreement set forth in Section 5.1(b)(xiv) of the Greenbrook Disclosure Letter or (y) borrowings under facilities entered into between two wholly-owned Subsidiaries of Greenbrook, or (B) make any loans, advances or capital contributions to, or investments in, any other Person, other than to any of its Subsidiaries in the ordinary course of business or to Greenbrook or any of its Subsidiaries;
(xv)	pay, discharge, settle, satisfy, compromise, waive, assign or release any claims, rights, liabilities or obligations (including any litigation, proceeding or investigation by any Person) other than:
(A)
the payment, discharge or satisfaction, in the ordinary course of business, of liabilities reflected or reserved against in Greenbrook’s financial statements (or in those of any of its Subsidiaries) or incurred in the ordinary course of business; or

(B)	payment of any fees related to the Arrangement;
(xvi)
enter into any agreement that, if entered into prior to the date hereof, would have been a Greenbrook Material Contract, or modify, amend in any material respect, transfer or terminate any Greenbrook Material Contract, or waive, release, or assign any material rights or claims thereto or thereunder (other than any Contract with Madryn or its affiliates or any Contract relating to dispute or litigation settlement which shall not in each case be terminated, modified, amended, waived, released or assigned in any respect);

(xvii)
enter into or terminate any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or other financial instruments or like transaction, other than in the ordinary course of business consistent with Greenbrook’s financial risk management policy;

(xviii)	materially change the business carried on by Greenbrook and its Subsidiaries, as a whole;
(xix)
except (i) as required by the terms of the Greenbrook Benefit Plans in effect on the date of this Agreement or (ii) as disclosed in Section 5.1(b)(xix) of the Greenbrook Disclosure Letter: (A) grant, accelerate, or increase any severance, change of control or termination pay to (or amend any existing arrangement relating to the foregoing with) any director, officer or employee of Greenbrook or any of its Subsidiaries; (B) increase the coverage, contributions, funding requirements or benefits available under any Greenbrook Benefit Plan (other than any such increase that could not reasonably be expected to result in a material liability to Greenbrook) or create any new plan which would be considered to be a Greenbrook Benefit Plan once created; (C) grant any increase in the rate of wages, salaries, bonuses or other remuneration payable to any director, officer, employee or consultant of Greenbrook or any of its Subsidiaries, except for base salary increases for employees (other than Greenbrook Senior Employees) in the ordinary course of business; (D) make any determination under any Greenbrook Benefit Plan that is not in the ordinary course of business and could reasonably be expected to result in a material liability to Greenbrook; (E) establish, adopt, enter into, amend or terminate any collective bargaining agreement or Greenbrook Benefit Plan (other than any amendment to ensure the intended tax treatment of the applicable Greenbrook Benefit Plan); or (F) take any action to effect any of the foregoing;

(xx)
hire any Greenbrook Senior Employee (other than to fill a vacancy) or terminate the employment of any Greenbrook Senior Employee, except for cause (provided that Greenbrook shall immediately notify Neuronetics in writing upon such hiring to fill a vacancy or such termination for cause);

(xxi)
take any action or fail to take any action which action or failure to act would reasonably be expected to cause any Governmental Entities to institute proceedings for the suspension of, or the revocation or limitation of rights under, any material Authorizations necessary to conduct its businesses as now conducted, and use its commercially reasonable efforts to maintain such Authorizations;

(xxii)
enter into an agreement that could result in the payment by Greenbrook or any of its Subsidiaries of a finder’s fee, success fee or other similar fee in connection with the Arrangement or the other transactions contemplated in this Agreement, provided that the foregoing shall not prohibit Greenbrook from entering into an agreement with any dealer and proxy solicitation services firm for purposes of soliciting proxies in connection with the Arrangement;

(xxiii)
(i) sell, transfer, assign or dispose of any right in any material Greenbrook Intellectual Property, (ii) other than non-exclusive licenses in the ordinary course of business that are terminable by Greenbrook without any consent, penalty or payment, lease or grant a license of any right in any Greenbrook Intellectual Property or (iii) assign or grant a license of any material right in any other Greenbrook Owned Intellectual Property;

(xxiv)
(i) waive, amend or voluntarily terminate any inbound license in favour of Greenbrook with respect to any material Greenbrook Intellectual Property (other than licenses of commercial off-the-shelf software with total annual license, maintenance, support and other fees not in excess of $200,000 in the aggregate per vendor) or (ii) amend any Contract with respect to the use of any material Greenbrook Intellectual Property;

(xxv)
(i) waive or materially amend (except in the course of using reasonable efforts to prosecute Greenbrook Owned Intellectual Property) Greenbrook’s rights in or to any material Greenbrook Owned Intellectual Property that is registered or the subject of an application for registration; or (ii) fail to use reasonable efforts to prosecute or maintain any material Greenbrook Owned Intellectual Property that is registered or the subject of an application for registration, in each case, in the name of Greenbrook or one of its Subsidiaries; or

(xxvi)
(i) waive, release, amend or condition any non-compete, non-solicit, non-disclosure, confidentiality or other restrictive covenant owed to Greenbrook or its Subsidiaries; or (ii) enter into any Contract which creates any non-competition or material non-solicit obligations for Greenbrook or any of its Subsidiaries.

(c)
Greenbrook shall use all commercially reasonable efforts to cause its current insurance (or re-insurance) policies maintained by Greenbrook or any of its Subsidiaries not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and reinsurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect; provided that, subject to Section 5.11(a), neither Greenbrook nor any of its Subsidiaries shall obtain or renew any insurance (or re-insurance) policy for a term exceeding 12 months;

(d)	Greenbrook and each of its Subsidiaries shall:
(i)
not take any action inconsistent with past practice relating to the filing of any Tax Return or the withholding, collecting, remitting and payment of any Tax, except as may be required by applicable Laws (as determined in good faith consultation with Neuronetics);

(ii)
not amend any Tax Return or change any of its methods of reporting income, deductions or accounting for Tax purposes from those employed in the preparation of its most recently filed Tax Returns, except as may be required by applicable Laws (as determined in good faith consultation with Neuronetics);

(iii)
not make, change or revoke any material election relating to Taxes, other than any election that has yet to be made in respect of any event or circumstance occurring prior to the date of this Agreement and which will be made in a manner consistent with the past practice of Greenbrook and its Subsidiaries, as applicable;

(iv)
not enter into any Tax sharing, Tax allocation, Tax related waiver or Tax indemnification agreement, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;

(v)	not settle (or offer to settle) any material Tax claim, audit, proceeding or re-assessment;

(vi)	not make a request for a Tax ruling to any Governmental Entity;
(vii)
keep Neuronetics reasonably informed, on a current basis, of any events, discussions, notices or changes with respect to any Tax investigation (other than ordinary course communications which could not reasonably be expected to be material to Greenbrook and its Subsidiaries, taken as a whole); and

(viii)
not make any “investments” (as defined for purposes of section 212.3 of the Tax Act) in any corporation that is a “foreign affiliate” of Greenbrook and/or any of its Subsidiaries (including, for greater certainty, an indirect investment described in paragraph 212.3(10)(f) of the Tax Act), except to the extent that such investment is made in the ordinary course of business in accordance with spending plans pre-dating the signing of this Agreement; and

(e)
Greenbrook shall, and shall cause each of its Subsidiaries to, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, in each case to the extent reasonably practicable and permitted under applicable Law:

(i)	consult with Neuronetics in connection with any proposed meeting with any Healthcare Regulatory Authority relating to services provided by, or proposed to be provided by, Greenbrook;
(ii)
inform Neuronetics within two (2) Business Days following receipt of any material communication (written or oral) with or from any Healthcare Regulatory Authority relating to services provided by, or proposed to be provided by, Greenbrook;

(iii)
promptly inform Neuronetics of, and provide Neuronetics with a reasonable opportunity to review, any material filing proposed to be made by or on behalf of Greenbrook or any of its Subsidiaries, and any material correspondence or other material communication proposed to be submitted or otherwise transmitted, to any Healthcare Regulatory Authority by or on behalf of Greenbrook or any of its Subsidiaries, in each case relating to services provided by, or proposed to be provided by, Greenbrook; and

(iv)
promptly inform Neuronetics and provide Neuronetics with a reasonable opportunity to comment, in each case, prior to making any material change to any study, protocol, trial, manufacturing plan or development timeline relating to services provided by, or proposed to be provided by, Greenbrook, except where such change must be made in less than three (3) Business Days when (i) required by Law or a Governmental Entity; or (ii) deemed necessary or advisable by an ethics board; and

(f)
Greenbrook shall, and shall cause each of its Subsidiaries to, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms (i) continue to pay, discharge or satisfy its respective liabilities and payables incurred in the ordinary course of business consistent with past practice; and (ii) maintain Greenbrook Payables Days Outstanding to a number of days that shall not exceed 71 days on any given Business Day, and upon reasonable request from time to time, Greenbrook shall provide evidence reasonably satisfactory to Neuronetics regarding the compliance of the foregoing covenant.

(g)	Greenbrook shall not authorize, agree to, propose, enter into or modify any Contract to do any of the matters prohibited by the other subsections of this Section 5.1 or resolve to do so.
5.2	Covenants of Neuronetics Regarding the Conduct of Business
Neuronetics covenants and agrees that during the period from the date of this Agreement until the earlier of the Effective Date and the time that this Agreement is terminated in accordance with its terms, except: (i) as set out in Section 5.2 of the Neuronetics Disclosure Letter, (ii) as expressly required by this Agreement or expressly permitted by this Section 5.2, (iii) as required by applicable Law or a Governmental Entity, or (iv) unless Greenbrook shall otherwise agree in writing:
(a)	Neuronetics shall and shall cause each of its Subsidiaries to: (i) in all material respects conduct its and their respective businesses only in, and not take any action except in, the ordinary course of business consistent with past practice; and (ii) use commercially reasonable efforts to preserve intact its and their present business organization, goodwill, business relationships and assets and to keep available the services of their officers and employees as a group;
(b)
without limiting the generality of Section 5.2(a), Neuronetics shall not, and shall cause each of its Subsidiaries not to, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, directly or indirectly:

(i)	amend or propose to amend its articles, by-laws or other constating documents, including shareholders agreements, partnership agreements or similar agreements, or those of its Subsidiaries;
(ii)
declare, set aside or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of any Neuronetics Shares, except for any such action solely between or among Neuronetics and its Subsidiaries or between or among Subsidiaries of Neuronetics;

(iii)
issue, sell, grant, award, pledge, dispose of or otherwise encumber or agree to issue, sell, grant, award, pledge, dispose of or otherwise encumber any Neuronetics Shares or other equity or voting interests or any options, stock appreciation rights, warrants, calls, conversion or exchange privileges or rights of any kind to acquire (whether on exchange, exercise, conversion or otherwise) any Neuronetics Shares or other equity or voting interests or other securities or any shares of its Subsidiaries (including, for greater certainty, Neuronetics Equity Awards or any other equity based awards), other than (A) pursuant to the exercise or settlement (as applicable) of Neuronetics Equity Awards in accordance with their terms (as such terms are disclosed in the Neuronetics Public Documents), (B) grants of Neuronetics Equity Awards in the ordinary course of business consistent with past practice and (C) any such action solely between or among Neuronetics and its Subsidiaries or between or among Subsidiaries of Neuronetics;

(iv)	split, combine or reclassify any outstanding Neuronetics Shares or the securities of any of its Subsidiaries;
(v)
redeem, purchase or otherwise acquire or offer to purchase or otherwise acquire Neuronetics Shares or other securities of Neuronetics, other than (A) ordinary course purchases of Neuronetics Shares made in the public markets and at the prevailing market price and (B) purchases of Neuronetics Shares in satisfaction of the payment of the exercise price or tax withholdings upon the exercise or vesting of Neuronetics Equity Awards;

(vi)	amend the terms of any securities of Neuronetics;
(vii)	adopt or propose a plan of liquidation or resolutions providing for the liquidation or dissolution of Neuronetics;
(viii)	reorganize, amalgamate or merge Neuronetics with any other Person;
(ix)	make any changes in financial accounting methods, principles, policies or practices, except as required, in each case, by U.S. GAAP or by applicable Law;
(x)	reduce the stated capital of the Neuronetics Shares or the shares of any of its Subsidiaries;
(xi)
sell, pledge, lease, dispose of, mortgage, license, encumber or otherwise transfer or agree to sell, pledge, lease, dispose of, mortgage, license, encumber or otherwise transfer any material assets of Neuronetics or any of its Subsidiaries or any interest in any assets of Neuronetics or any of its Subsidiaries, other than (A) in the ordinary course of business consistent with past practice, (B) encumbrances and Liens that are Permitted Liens and (C) any such action solely between or among Neuronetics and its Subsidiaries or between or among Subsidiaries of Neuronetics; or

(xii)	materially change the business carried on by Neuronetics and its Subsidiaries, taken as a whole; and
(c)	Neuronetics shall not authorize, agree to, propose, enter into or modify any Contract to do any of the matters prohibited by the other subsections of this Section 5.2 or resolve to do so.

5.3	Covenants Relating to the Consideration Shares
Neuronetics shall notify the NASDAQ by the Effective Time of the issuance of the Consideration Shares and the other transactions contemplated pursuant to the Arrangement and this Agreement, and shall confirm to Greenbrook that the NASDAQ has completed its review thereof, and has not raised any objections thereto, prior to the Effective Time. Greenbrook shall use its commercially reasonable efforts to cooperate with Neuronetics in connection with the foregoing, including by providing information reasonably requested by Neuronetics in connection therewith.
5.4	Covenants of Neuronetics Regarding Blue-Sky Laws
Neuronetics shall use its commercially reasonable efforts ensure that the Consideration Shares shall, at the Effective Time, either be registered or qualified under all applicable U.S. state securities laws, or be exempt from such registration and qualification requirements.
5.5	Mutual Covenants of the Parties Relating to the Arrangement
(a)
Each of the Parties covenants and agrees that, other than in connection with obtaining the Regulatory Approvals, which approvals shall be governed by the provisions of Section 5.7, subject to the terms and conditions of this Agreement, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms:

(i)
it shall use its commercially reasonable efforts to, and shall cause its Subsidiaries to use all commercially reasonable efforts to, satisfy (or cause the satisfaction of) the conditions precedent to its obligations hereunder as set forth in Article 6 to the extent the same is within its control and to take, or cause to be taken, all other action and to do, or cause to be done, all other things necessary, proper or advisable under all applicable Laws to complete the Arrangement, including using its commercially reasonable efforts to promptly: (i) obtain all necessary waivers, consents and approvals required to be obtained by it from parties to Greenbrook Material Contracts or Neuronetics Material Contracts, as the case may be; (ii) obtain all necessary and material Authorizations as are required to be obtained by it or any of its Subsidiaries under applicable Laws; (iii) fulfill all conditions and satisfy all provisions of this Agreement and the Arrangement, including delivery of the certificates of their respective officers contemplated by Sections 6.2(a), 6.2(b), 6.2(c), 6.3(a), 6.3(b) and 6.3(c); and (iv) co-operate with the other Party in connection with the performance by it and its Subsidiaries of their obligations hereunder;

(ii)
it shall not take any action, shall refrain from taking any action, and shall not permit any action to be taken or not taken, which is inconsistent with this Agreement or which would reasonably be expected to, individually or in the aggregate, prevent, materially impede or materially delay the consummation of the Arrangement or the other transactions contemplated herein including, for the avoidance of doubt, the taking of any action or the entering into of any transaction, including any merger, acquisition, joint venture, disposition, lease or contract that would reasonably be expected to prevent, delay or impede the obtaining of, or increase the risk of not obtaining, any Regulatory Approval or otherwise prevent, delay or impede the consummation of the transactions contemplated by this Agreement;

(iii)
it shall use commercially reasonable efforts to: (i) defend all lawsuits or other legal, regulatory or other Proceedings against itself or any of its Subsidiaries challenging or affecting this Agreement or the consummation of the transactions contemplated hereby; (ii) appeal, overturn or have lifted or rescinded any injunction or restraining order or other order, including Orders, relating to itself or any of its Subsidiaries which may materially adversely affect the ability of the Parties to consummate the Arrangement; and (iii) appeal or overturn or otherwise have lifted or rendered non-applicable in respect of the Arrangement, any Law that makes consummation of the Arrangement illegal or otherwise prohibits or enjoins Greenbrook or Neuronetics from consummating the Arrangement; and

(iv)
it shall carry out the terms of the Interim Order and Final Order applicable to it and use commercially reasonable efforts to comply promptly with all requirements which applicable Laws may impose on it or its Subsidiaries or affiliates with respect to the transactions contemplated hereby.

(b)	Greenbrook shall promptly notify Neuronetics in writing of:
(i)	any Greenbrook Material Adverse Effect;
(ii)
any material notice or other communication from any Person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such Person is required in connection with this Agreement or the Arrangement;

(iii)
any material notice or other communication from any Person to the effect that such Person is terminating or otherwise materially adversely modifying its relationship with Greenbrook or any of its Subsidiaries as a result of this Agreement or the Arrangement; or

(iv)
any material filing, actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting Greenbrook or any of its Subsidiaries or the transactions contemplated hereunder.

(c)	Neuronetics shall promptly notify Greenbrook in writing of:
(i)	any Neuronetics Material Adverse Effect;
(ii)
any material notice or other communication from any Person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such Person is required in connection with this Agreement or the Arrangement;

(iii)
any material notice or other communication from any Person to the effect that such Person is terminating or otherwise materially adversely modifying its relationship with Neuronetics or any of its Subsidiaries as a result of this Agreement or the Arrangement; or

(iv)
any material filing, actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting Neuronetics or any of its Subsidiaries or the transactions contemplated hereunder.

5.6	Treatment of Greenbrook Equity Awards
The Parties and the Greenbrook Board (and any relevant committee thereof) will take such actions (including all actions permitted under the Greenbrook Equity Incentive Plans) as are necessary such that, from and after the Effective Time:
(a)	each Greenbrook Equity Award, in each case that is outstanding as of immediately prior to the Effective Time, shall be dealt with as provided in the Plan of Arrangement; and
(b)
notwithstanding any provision herein to the contrary, at or prior to the Effective Time, Greenbrook, the Greenbrook Board (and any relevant committee thereof), shall adopt any resolutions and take all actions that are necessary to effectuate the provisions of this Agreement and the Plan of Arrangement related to the Greenbrook Equity Awards.

5.7	Regulatory Approvals
(a)	Neuronetics and Greenbrook shall and shall cause their respective Subsidiaries, as applicable, to:
(i)
file, as promptly as practicable after the date of this Agreement, any filings or notifications under any applicable Antitrust Laws that the Parties may mutually agree to be required or appropriate to consummate the transactions contemplated by this Agreement;

(ii)
file, as promptly as practicable after the date of this Agreement, any other filings or notifications under any other applicable federal, provincial, state or foreign Law required to obtain any other Regulatory Approvals; and

(iii)
provide to each Governmental Entity all non-privileged information, documents, data and other things requested by any Governmental Entity or that are necessary or advisable to permit consummation of the transactions contemplated by this Agreement as promptly as practicable following any such request.

(b)	All filing fees (including any Taxes thereon) in respect of any filing made to any Governmental Entity in respect of any Regulatory Approvals shall be shared by the Parties equally.

(c)
With respect to obtaining the Regulatory Approvals, each of Neuronetics and Greenbrook shall cooperate with one another and shall provide such assistance as any other Party may reasonably request in connection with obtaining the Regulatory Approvals. In particular:

(i)
no Party shall extend or consent to any extension of any applicable waiting or review period or enter into any agreement with a Governmental Entity to not consummate the transactions contemplated by this Agreement, except upon the prior written consent of the other Party;

(ii)
the Parties shall exchange drafts of all submissions, material correspondence, filings, presentations, applications, plans, consent agreements and other material documents made or submitted to or filed with any Governmental Entity in respect of the transactions contemplated by this Agreement, will consider in good faith any suggestions made by the other Party and its counsel and will provide the other Party and its counsel with final copies of all such material submissions, correspondence, filings, presentations, applications, plans, consent agreements and other material documents, and all pre-existing business records or other documents, submitted to or filed with any Governmental Entity in respect of the transactions contemplated by this Agreement; provided, however, that (x) this obligation shall not extend to information concerning valuation, and (y) information indicated by either Party to be competitively sensitive, in either case, which information shall be provided on an external counsel-only basis;

(iii)
each Party will keep the other Party and their respective counsel fully apprised of all substantive written (including email) and oral communications and all meetings with any Governmental Entity and their staff in respect of the Regulatory Approvals, and will not participate in such material communications or meetings without giving the other Party and their respective counsel the opportunity to participate therein; provided, however, that where competitively sensitive information may be discussed or communicated, in either case the other Party’s external legal counsel shall be provided with any such communications or information on an external counsel-only basis and shall have the right to participate in any such meetings on an external counsel-only basis.

(iv)
Greenbrook shall make available its Representatives, on the reasonable request of Neuronetics and its counsel, to assist Neuronetics in obtaining the Regulatory Approvals, including by (i) making introduction and arranging meetings with key stakeholders and leaders of Governmental Entities and participating in those meetings, (ii) providing strategic input, including on any materials prepared for obtaining the Regulatory Approvals, and (iii) responding promptly to requests for support, documents, information, comments or input where reasonably requested by Neuronetics in connection with the Regulatory Approvals;

(d)
the Parties shall not enter into any transaction, investment, agreement, arrangement or joint venture or take any other action, the effect of which would reasonably be expected to make obtaining the Regulatory Approvals materially more difficult or challenging, or reasonably be expected to materially delay the obtaining of the Regulatory Approvals;

(e)
the Parties shall use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts to take or cause to be taken all actions necessary or advisable on their respective parts to consummate the transactions contemplated by this Agreement as promptly as practicable after the date of this Agreement. However, nothing in this Agreement shall require Neuronetics or its Subsidiaries to (i) propose, negotiate, effect or agree to, by consent decree, hold separate order or otherwise, the sale, transfer, divestiture, license or other disposition of any assets or businesses of Neuronetics or Greenbrook or their respective Subsidiaries or otherwise take any action that prohibits or limits Neuronetics’ freedom of action with respect to, or Neuronetics’ ability to own, retain, control, operate or exercise full rights of ownership with respect to any of the businesses or assets of Neuronetics, Greenbrook or their respective Subsidiaries or (ii) notwithstanding anything to the contrary in Section 5.5(a)(iii), defend any judicial or administrative action or similar proceeding instituted (or threatened to be instituted) by any Person under any Law or seeking to have any stay, restraining order, injunction or similar order entered by any Governmental Entity vacated, lifted, reversed, or overturned.

(f)
Subject to the other provisions of this Section 5.7, Neuronetics shall, acting reasonably, determine and direct all matters and efforts related to the obtaining of the Regulatory Approvals. Neuronetics shall consider the views and input of Greenbrook in good faith.

5.8	Certain Greenbrook Covenants Regarding Non-Solicitation
(a)
Except as otherwise expressly provided in this Section 5.8, Greenbrook shall not, and Greenbrook shall cause its Subsidiaries and their respective directors, officers, employees, and shall use its reasonable best efforts to cause its other Representatives, not to:

(i)
solicit, assist, initiate, knowingly encourage or otherwise facilitate (including by way of furnishing confidential information or entering into any form of agreement, arrangement or understanding other than a confidentiality agreement pursuant to Section 5.8(e)) any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Greenbrook Acquisition Proposal;

(ii)
enter into, engage in, continue or otherwise participate in any discussions or negotiations with any Person (other than Neuronetics and its Subsidiaries or affiliates) in respect of any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Greenbrook Acquisition Proposal, it being acknowledged and agreed that, provided Greenbrook is then in compliance with its obligations under this Section 5.8, Greenbrook may (x) advise any Person of the restrictions of this Agreement, (y) advise a Person who has submitted a written Greenbrook Acquisition Proposal of the conclusion (without further communication) that its Greenbrook Acquisition Proposal does not constitute a Greenbrook Superior Proposal or (z) communicate with any person solely for the purposes of clarifying the terms of any inquiry, proposal or offer made by such person;

(iii)
accept or enter into, or publicly propose to accept or enter into, any letter of intent, agreement in principle, agreement, arrangement or undertaking relating to any Greenbrook Acquisition Proposal (other than a confidentiality agreement pursuant to Section 5.8(e));

(iv)
(1) (i) fail to make, or withdraw, amend, modify or qualify (or publicly propose to do so), in a manner adverse to Neuronetics or fail to publicly reaffirm (without qualification) the Greenbrook Board Recommendation within five Business Days (and in any case prior to the third Business Day prior to the Greenbrook Meeting) after having been requested in writing by Neuronetics to do so (acting reasonably), or (ii) accept, approve, endorse or recommend a Greenbrook Acquisition Proposal (or publicly propose to do so), or (iii) take no position or a neutral position with respect to a Greenbrook Acquisition Proposal for more than five Business Days after the public announcement of such Greenbrook Acquisition Proposal (or beyond the third Business Day prior to the date of the Greenbrook Meeting, if sooner); or (2) resolve or propose to take any of the foregoing actions ((1) or (2) each a “Greenbrook Change in Recommendation”); or

(v)	make any public announcement or take any other action inconsistent with the approval, recommendation or declaration of advisability of the Greenbrook Board of the transactions contemplated hereby.
(b)
Greenbrook shall, and shall cause its Subsidiaries and Representatives to, immediately cease any existing solicitation, discussions, negotiations or other activities commenced prior to the date of this Agreement with any Person (other than Neuronetics and its Subsidiaries or affiliates) conducted by Greenbrook or any of its Subsidiaries or Representatives with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to constitute or lead to, a Greenbrook Acquisition Proposal, and, in connection therewith, Greenbrook will discontinue access to and disclosure of its and its Subsidiaries’ confidential information (and not allow access to or disclosure of any such confidential information, or any data room, virtual or otherwise) and shall as soon as possible (and in any event within two (2) Business Days) request, and use its commercially reasonable efforts to exercise all rights it has (or cause its Subsidiaries to exercise any rights that they have) to require the return or destruction of all confidential information regarding Greenbrook and its Subsidiaries previously provided in connection therewith to any Person other than Neuronetics to the extent such information has not already been returned or destroyed and use commercially reasonable efforts to ensure that such obligations are fulfilled.
(c)
Greenbrook represents and warrants as of the date of this Agreement that neither Greenbrook nor any of its Subsidiaries has waived any standstill, confidentiality, non-disclosure, business purpose, use or similar agreement or restriction to which Greenbrook or any of its Subsidiaries is a Party, except to permit submissions of expressions of interest prior to the date of this Agreement. Greenbrook covenants and agrees that (i) it shall enforce each standstill, confidentiality, non-disclosure, business purpose, use or similar agreement or restriction to which Greenbrook or any of its Subsidiaries is a party, and (ii) neither Greenbrook nor any of its Subsidiaries nor any of their respective Representatives has (within the last 12 months) or will, without the prior written consent of Neuronetics (which may be withheld or delayed in Neuronetics’ sole and absolute discretion), release any Person from, or waive, amend, suspend or otherwise modify such Person’s obligations respecting Greenbrook, or any of its Subsidiaries, under any standstill, confidentiality, non-disclosure, business purpose, use or similar agreement or restriction to which Greenbrook or any of its Subsidiaries is a party; provided, however, that the Parties acknowledge and agree that the automatic termination or release of any such standstill, confidentiality, non-disclosure, business purpose, use or similar agreement or restriction in accordance with its terms shall not be a breach of this Section 5.8(c).

(d)
Greenbrook shall as soon as practicable, and in any event, within 24 hours, notify Neuronetics (orally at first and then in writing, in each case within 24 hours) if it receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Greenbrook Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to Greenbrook or any of its Subsidiaries in relation to a possible Greenbrook Acquisition Proposal, of such Greenbrook Acquisition Proposal, inquiry, proposal, offer or request, including the identity of the Person making such Greenbrook Acquisition Proposal, inquiry, proposal, offer or request and the material terms and conditions thereof and copies of all material or substantive documents or correspondence received in respect of, from or on behalf of any such Person. Greenbrook shall keep Neuronetics promptly and fully informed of the material developments and, to the extent Greenbrook is permitted by Section 5.8(e) to enter into discussions or negotiations, the status of discussions and negotiations with respect to such Greenbrook Acquisition Proposal, inquiry, proposal, offer or request, including any material changes, modifications or other amendments thereto.

(e)
Notwithstanding any other provision of this Agreement, if at any time following the date of this Agreement, and prior to the Greenbrook Shareholder Approval having been obtained, Greenbrook receives a request for material non-public information or to enter into discussions, from a Person that proposes to Greenbrook an unsolicited bona fide written Greenbrook Acquisition Proposal that did not result from a breach of this Section 5.8 (and which has not been withdrawn) and the Greenbrook Board determines, in good faith after consultation with its outside financial and legal advisors, that such Greenbrook Acquisition Proposal constitutes or would reasonably be expected to constitute a Greenbrook Superior Proposal (disregarding, for the purposes of such determination, any due diligence or access condition to which such Greenbrook Acquisition Proposal is subject), then, and only in such case, Greenbrook may (x) enter into, participate in, facilitate and maintain discussions or negotiations with, and otherwise cooperate with or assist, the Person making such Greenbrook Acquisition Proposal, and (y) provide the Person making such Greenbrook Acquisition Proposal with, or access to, confidential information regarding Greenbrook and its Subsidiaries, but only to the extent that Neuronetics had previously been, or is concurrently, provided with, or access to, the same information, if, and only if:

(i)
Greenbrook has entered into a confidentiality and standstill agreement on terms no less favourable in aggregate to Greenbrook than the Confidentiality Agreement, a copy of which shall be provided to Neuronetics promptly and in any event prior to providing such Person with any such copies, access or disclosure, and provided further that such confidentiality agreement will not contain any exclusivity provision or other term that would restrict, in any manner,

Greenbrook’s ability to consummate the transactions contemplated hereby or to comply with disclosure obligations to Neuronetics pursuant to this Agreement, and any such copies, access or disclosure provided to such Person will have already been, or will substantially concurrently be, provided to Neuronetics;
(ii)
the Person submitting the Greenbrook Acquisition Proposal was not restricted from making such Greenbrook Acquisition Proposal pursuant to an existing confidentiality, standstill, non-disclosure, use, business purpose or similar agreement, restriction or covenant with Greenbrook or any of its Subsidiaries; and

(iii)	Greenbrook has been, and continues to be, in material compliance with this Section 5.8.
(f)	Notwithstanding any other provision of this Agreement, Greenbrook shall not make a Greenbrook Change in Recommendation unless all of the following conditions are satisfied:
(i)	the Greenbrook Board has determined that the Greenbrook Acquisition Proposal constitutes a Greenbrook Superior Proposal;
(ii)	the Greenbrook Shareholder Approval has not been obtained;
(iii)	Greenbrook has been, and continues to be, in material compliance with this Section 5.8;
(iv)
Greenbrook has promptly provided Neuronetics with a notice in writing that there is a Greenbrook Superior Proposal, together with all documentation related to and detailing the Greenbrook Superior Proposal, including a copy of any proposed agreement and all ancillary documentation relating to such Greenbrook Superior Proposal as well as the cash value that the Greenbrook Board has, after consultation with outside financial advisors, determined should be ascribed to any non-cash consideration offered under the Greenbrook Superior Proposal;

(v)	five Business Days (the “Neuronetics Response Period”) shall have elapsed from the date Neuronetics received the notice and documentation referred to in Section 5.8(f)(iv) from Greenbrook;
(vi)
if Neuronetics has proposed to amend the terms of the Arrangement in accordance with Section 5.8(h), the Greenbrook Board shall have determined, in good faith, after consultation with its outside financial and legal advisors, that the Greenbrook Acquisition Proposal remains a Greenbrook Superior Proposal compared to the proposed amendment to the terms of the Arrangement by Neuronetics, if applicable.

(g)
For greater certainty, notwithstanding any Greenbrook Change in Recommendation, unless this Agreement has been terminated in accordance with its terms, Greenbrook shall cause the Greenbrook Meeting to occur and the Arrangement Resolution to be put to the Greenbrook Shareholders thereat for consideration in accordance with this Agreement, and Greenbrook shall not, except as required by applicable Law, submit to a vote of its shareholders any Greenbrook Acquisition Proposal other than the Arrangement Resolution prior to the termination of this Agreement.

(h)
Greenbrook acknowledges and agrees that, during the Neuronetics Response Period or such longer period as Greenbrook may approve for such purpose, Neuronetics shall have the opportunity, but not the obligation, to propose to amend the terms of this Agreement, including an increase in, or modification of, the Consideration. The Greenbrook Board will review any such proposal to determine in good faith whether Neuronetics’ proposal to amend this Agreement would result in the Greenbrook Acquisition Proposal ceasing to be a Greenbrook Superior Proposal. If the Greenbrook Board determines that the Greenbrook Acquisition Proposal is not a Greenbrook Superior Proposal as compared to the proposed amendments to the terms of this Agreement, it will promptly advise Neuronetics and enter into an amended agreement with Neuronetics reflecting such proposed amendments. If the Greenbrook Board continues to believe in good faith, after consultation with its outside financial and legal advisors, that such Greenbrook Acquisition Proposal remains a Greenbrook Superior Proposal and therefore rejects Neuronetics’ offer to amend this Agreement and the Arrangement, if any, Greenbrook may, subject to compliance with the other provisions hereof, make a Greenbrook Change in Recommendation. Each successive modification of any Greenbrook Acquisition Proposal shall constitute a new Greenbrook Acquisition Proposal for the purposes of this Section 5.8 and Neuronetics shall be afforded a new Neuronetics Response Period in respect of each such Greenbrook Acquisition Proposal from the date on which Neuronetics received the notice and documentation referred to in Section 5.8(f)(iv) in respect of such new Greenbrook Superior Proposal from Greenbrook.
(i)
The Greenbrook Board will promptly reaffirm the Greenbrook Board Recommendation by press release after: (1) the Greenbrook Board determines any Greenbrook Acquisition Proposal that has been publicly announced or publicly disclosed is not a Greenbrook Superior Proposal; or (2) the Greenbrook Board determines that a proposed amendment to the terms of the Arrangement would result in any Greenbrook Acquisition Proposal which has been publicly announced or made not being a Greenbrook Superior Proposal. Greenbrook shall provide Neuronetics and its legal counsel with a reasonable opportunity to review and comment on the form and content of any such press release to be issued pursuant to this Section 5.8(i) and shall give reasonable consideration to such comments.

(j)
In circumstances where Greenbrook provides Neuronetics with notice of a Greenbrook Superior Proposal and all documentation contemplated by Section 5.8(f)(iv) on a date that is less than seven Business Days prior to the Greenbrook Meeting, Greenbrook may, or if and as requested by Neuronetics, Greenbrook shall, either proceed with or postpone the Greenbrook Meeting to a date that is not more than seven Business Days after the scheduled date of such Greenbrook Meeting, as directed by Neuronetics, provided, however, that the Greenbrook Meeting shall not be adjourned or postponed to a date later than the seventh Business Day prior to the Outside Date.

(k)
Without limiting the generality of the foregoing, Greenbrook shall advise its Subsidiaries and its Representatives of the prohibitions set out in this Section 5.8 and any violation of the restrictions set forth in this Section 5.8 by Greenbrook, its Subsidiaries or Representatives is deemed to be a breach of this Section 5.8 by Greenbrook.

(l)
Nothing contained in this Section 5.8 shall prohibit Greenbrook or the Greenbrook Board or a committee thereof from making any disclosure to the Greenbrook Shareholders that is required by Law or stock exchange rule or listing agreement provided, however, that (i) Greenbrook shall provide Neuronetics and its legal counsel with a reasonable opportunity to review and comment on the form and content of any disclosure to be made pursuant to this Section 5.8(l) and shall give reasonable consideration to such comments, and (ii) this Section 5.8(l) shall not be deemed to permit the Greenbrook Board to make a Greenbrook Change in Recommendation other than in accordance with Section 5.8(f).

5.9	Certain Neuronetics Covenants Regarding Non-Solicitation
(a)
Except as otherwise expressly provided in this Section 5.9, Neuronetics shall not, and Neuronetics shall cause its Subsidiaries and their respective directors, officers, employees, and shall use its reasonable best efforts to cause its other Representatives, not to:

(i)
solicit, assist, initiate, knowingly encourage or otherwise facilitate (including by way of furnishing confidential information or entering into any form of agreement, arrangement or understanding other than a confidentiality agreement pursuant to Section 5.9(e)) any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Neuronetics Acquisition Proposal;

(ii)
enter into, engage in, continue or otherwise participate in any discussions or negotiations with any Person (other than Greenbrook and its Subsidiaries or affiliates) in respect of any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Neuronetics Acquisition Proposal, it being acknowledged and agreed that, provided Neuronetics is then in compliance with its obligations under this Section 5.9, Neuronetics may (x) advise any Person of the restrictions of this Agreement, (y) advise a Person who has submitted a written Neuronetics Acquisition Proposal of the conclusion (without further communication) that its Neuronetics Acquisition Proposal does not constitute a Neuronetics Superior Proposal or (z) communicate with any person solely for the purposes of clarifying the terms of any inquiry, proposal or offer made by such person;

(iii)
accept or enter into, or publicly propose to accept or enter into, any letter of intent, agreement in principle, agreement, arrangement or undertaking relating to any Neuronetics Acquisition Proposal (other than a confidentiality agreement pursuant to Section 5.9(e));

(iv)
(1) (i) fail to make, or withdraw, amend, modify or qualify (or publicly propose to do so), in a manner adverse to Greenbrook or fail to publicly reaffirm (without qualification) the Neuronetics Board Recommendation within five Business Days (and in any case prior to the third Business Day prior to the Neuronetics Meeting) after having been requested in writing by Greenbrook to do so (acting reasonably), or (ii) accept, approve, endorse or recommend a Neuronetics Acquisition Proposal (or publicly propose to do so), or (iii) take no position or a neutral position with respect to a Neuronetics Acquisition Proposal for more than five Business Days after the public announcement of such Neuronetics Acquisition Proposal (or beyond the third Business Day prior to the date of the Neuronetics Meeting, if sooner); or (2) resolve or propose to take any of the foregoing actions ((1) or (2) each a “Neuronetics Change in Recommendation”); or

(v)	make any public announcement or take any other action inconsistent with the approval, recommendation or declaration of advisability of the Neuronetics Board of the transactions contemplated hereby.
(b)
Neuronetics shall, and shall cause its Subsidiaries and Representatives to, immediately cease any existing solicitation, discussions, negotiations or other activities commenced prior to the date of this Agreement with any Person (other than Greenbrook and its Subsidiaries or affiliates) conducted by Neuronetics or any of its Subsidiaries or Representatives with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to constitute or lead to, a Neuronetics Acquisition Proposal, and, in connection therewith, Neuronetics will discontinue access to and disclosure of its and its Subsidiaries’ confidential information (and not allow access to or disclosure of any such confidential information, or any data room, virtual or otherwise) and shall as soon as possible (and in any event within two (2) Business Days) request, and use its commercially reasonable efforts to exercise all rights it has (or cause its Subsidiaries to exercise any rights that they have) to require the return or destruction of all confidential information regarding Neuronetics and its Subsidiaries previously provided in connection therewith to any Person other than Greenbrook to the extent such information has not already been returned or destroyed and use commercially reasonable efforts to ensure that such obligations are fulfilled.

(c)
Neuronetics represents and warrants as of the date of this Agreement that neither Neuronetics nor any of its Subsidiaries has waived any standstill, confidentiality, non-disclosure, business purpose, use or similar agreement or restriction to which Neuronetics or any of its Subsidiaries is a Party, except to permit submissions of expressions of interest prior to the date of this Agreement. Neuronetics covenants and agrees that (i) it shall enforce each standstill, confidentiality, non-disclosure, business purpose, use or similar agreement or restriction to which Neuronetics or any of its Subsidiaries is a party, and (ii) neither Neuronetics nor any of its Subsidiaries nor any of their respective Representatives has (within the last 12 months) or will, without the prior written consent of Greenbrook (which may be withheld or delayed in Greenbrook’s sole and absolute discretion), release any Person from, or waive, amend, suspend or otherwise modify such Person’s obligations respecting Neuronetics, or any of its Subsidiaries, under any standstill, confidentiality, non-disclosure, business purpose, use or similar agreement or restriction to which Neuronetics or any of its Subsidiaries is a party; provided, however, that the Parties acknowledge and agree that the automatic termination or release of any such standstill, confidentiality, non-disclosure, business purpose, use or similar agreement or restriction in accordance with its terms shall not be a breach of this Section 5.9(c).

(d)
Neuronetics shall as soon as practicable, and in any event, within 24 hours, notify Greenbrook (orally at first and then in writing, in each case within 24 hours) if it receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to a Neuronetics Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to Neuronetics or any of its Subsidiaries in relation to a possible Neuronetics Acquisition Proposal, of such Neuronetics Acquisition Proposal, inquiry, proposal, offer or request, including the identity of the Person making such Neuronetics Acquisition Proposal, inquiry, proposal, offer or request and the material terms and conditions thereof and copies of all material or substantive documents or correspondence received in respect of, from or on behalf of any such Person. Neuronetics shall keep Greenbrook promptly and fully informed of the material developments and, to the extent Neuronetics is permitted by Section 5.9(e) to enter into discussions or negotiations, the status of discussions and negotiations with respect to such Neuronetics Acquisition Proposal, inquiry, proposal, offer or request, including any material changes, modifications or other amendments thereto.
(e)
Notwithstanding any other provision of this Agreement, if at any time following the date of this Agreement, and prior to the Neuronetics Stockholder Approval having been obtained, Neuronetics receives a request for material non-public information or to enter into discussions, from a Person that proposes to Neuronetics an unsolicited bona fide written Neuronetics Acquisition Proposal that did not result from a breach of this Section 5.9 (and which has not been withdrawn) and the Neuronetics Board determines, in good faith after consultation with its outside financial and legal advisors, that such Neuronetics Acquisition Proposal constitutes or would reasonably be expected to constitute a Neuronetics Superior Proposal (disregarding, for the purposes of such determination, any due diligence or access condition to which such Neuronetics Acquisition Proposal is subject), then, and only in such case, Neuronetics may (x) enter into, participate in, facilitate and maintain discussions or negotiations with, and otherwise cooperate with or assist the Person making such Neuronetics Acquisition Proposal, and (y) provide the Person making such Neuronetics Acquisition Proposal with, or access to, confidential information regarding Neuronetics and its Subsidiaries, but only to the extent that Greenbrook had previously been, or is concurrently, provided with, or access to, the same information, if, and only if:

(i)
Neuronetics has entered into a confidentiality and standstill agreement on terms no less favourable in aggregate to Neuronetics than the Confidentiality Agreement, a copy of which shall be provided to Greenbrook promptly and in any event prior to providing such Person with any such copies, access or disclosure, and provided further that such confidentiality agreement will not contain any exclusivity provision or other term that would restrict, in any manner, Neuronetics’ ability to consummate the transactions contemplated hereby or to comply with disclosure obligations to Greenbrook pursuant to this Agreement, and any such copies, access or disclosure provided to such Person will have already been, or will substantially concurrently be, provided to Greenbrook;

(ii)
the Person submitting the Neuronetics Acquisition Proposal was not restricted from making such Neuronetics Acquisition Proposal pursuant to an existing confidentiality, standstill, non-disclosure, use, business purpose or similar agreement, restriction or covenant with Neuronetics or any of its Subsidiaries; and

(iii)	Neuronetics has been, and continues to be, in material compliance with this Section 5.9.
(f)	Notwithstanding any other provisions of this Agreement, Neuronetics shall not make a Neuronetics Change in Recommendation unless all of the following conditions are satisfied:
(i)	the Neuronetics Board has determined that the Neuronetics Acquisition Proposal constitutes a Neuronetics Superior Proposal;
(ii)	the Neuronetics Stockholder Approval has not been obtained;
(iii)	Neuronetics has been, and continues to be, in material compliance with this Section 5.9;
(iv)
Neuronetics has promptly provided Greenbrook with a notice in writing that there is a Neuronetics Superior Proposal, together with all documentation related to and detailing the Neuronetics Superior Proposal, including a copy of any proposed agreement and all ancillary documentation relating to such Neuronetics Superior Proposal as well as the cash value that the Neuronetics Board has, after consultation with outside financial advisors, determined should be ascribed to any non-cash consideration offered under the Neuronetics Superior Proposal;

(v)	five Business Days (the “Greenbrook Response Period”) shall have elapsed from the date Greenbrook received the notice and documentation referred to in Section 5.9(f)(iv) from Neuronetics; and

(vi)
if Greenbrook has proposed to amend the terms of the Arrangement in accordance with Section 5.9(h), the Neuronetics Board shall have determined, in good faith, after consultation with its outside financial and legal advisors, that the Neuronetics Acquisition Proposal remains a Neuronetics Superior Proposal compared to the proposed amendment to the terms of the Arrangement by Greenbrook, if applicable.

(g)
For greater certainty, notwithstanding any Neuronetics Change in Recommendation, unless this Agreement has been terminated in accordance with its terms, Neuronetics shall cause the Neuronetics Meeting to occur and the Neuronetics Resolutions to be put to the Neuronetics Stockholders thereat for consideration in accordance with this Agreement, and Neuronetics shall not, except as required by applicable Law, submit to a vote of its stockholders any Neuronetics Acquisition Proposal other than the Neuronetics Resolutions prior to the termination of this Agreement.

(h)
Neuronetics acknowledges and agrees that, during the Greenbrook Response Period or such longer period as Neuronetics may approve for such purpose, Greenbrook shall have the opportunity, but not the obligation, to propose to amend the terms of this Agreement, including a modification of the Consideration. The Neuronetics Board will review any such proposal to determine in good faith whether Greenbrook’s proposal to amend this Agreement would result in the Neuronetics Acquisition Proposal ceasing to be a Neuronetics Superior Proposal. If the Neuronetics Board determines that the Neuronetics Acquisition Proposal is not a Neuronetics Superior Proposal as compared to the proposed amendments to the terms of this Agreement, it will promptly advise Greenbrook and enter into an amended agreement with Greenbrook reflecting such proposed amendments. If the Neuronetics Board continues to believe in good faith, after consultation with its outside financial and legal advisors, that such Neuronetics Acquisition Proposal remains a Neuronetics Superior Proposal and therefore rejects Greenbrook’s offer to amend this Agreement and the Arrangement, if any, Neuronetics may, subject to compliance with the other provisions hereof, make a Neuronetics Change in Recommendation. Each successive modification of any Neuronetics Acquisition Proposal shall constitute a new Neuronetics Acquisition Proposal for the purposes of this Section 5.9 and Greenbrook shall be afforded a new Greenbrook Response Period in respect of each such Neuronetics Acquisition Proposal from the date on which Greenbrook received the notice and documentation referred to in Section 5.9(f)(iv) in respect of such new Neuronetics Superior Proposal from Neuronetics.

(i)
The Neuronetics Board will promptly reaffirm the Neuronetics Board Recommendation by press release after: (1) the Neuronetics Board determines any Neuronetics Acquisition Proposal that has been publicly announced or publicly disclosed is not a Neuronetics Superior Proposal; or (2) the Neuronetics Board determines that a proposed amendment to the terms of the Arrangement would result in any Neuronetics Acquisition Proposal which has been publicly announced or made not being a Neuronetics Superior Proposal. Neuronetics shall provide Greenbrook and its legal counsel with a reasonable opportunity to review and comment on the form and content of any such press release to be issued pursuant to this Section 5.9(i) and shall give reasonable consideration to such comments.

(j)
In circumstances where Neuronetics provides Greenbrook with notice of a Neuronetics Superior Proposal and all documentation contemplated by Section 5.9(f)(iv) on a date that is less than seven Business Days prior to the Neuronetics Meeting, Neuronetics may, or if and as requested by Greenbrook, Neuronetics shall, either proceed with or postpone the Neuronetics Meeting to a date that is not more than seven Business Days after the scheduled date of such Neuronetics Meeting, as directed by Greenbrook, provided, however, that the Neuronetics Meeting shall not be adjourned or postponed to a date later than the seventh Business Day prior to the Outside Date.

(k)
Without limiting the generality of the foregoing, Neuronetics shall advise its Subsidiaries and its Representatives of the prohibitions set out in this Section 5.9 and any violation of the restrictions set forth in this Section 5.9 by Neuronetics, its Subsidiaries or Representatives is deemed to be a breach of this Section 5.9 by Neuronetics.

(l)
Nothing contained in this Section 5.9 shall prohibit Neuronetics or the Neuronetics Board or a committee thereof from (i) taking and disclosing to the stockholders of Neuronetics a position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the U.S. Exchange Act, (ii) making any disclosure to the Neuronetics Stockholders that is required by Law or stock exchange rule or listing agreement, (iii) complying with Item 1012(a) of Regulation M-A promulgated under the U.S. Exchange Act or (iv) making any “stop-look-and-listen” communication to the stockholders of Neuronetics pursuant to Rule 14d-9(f) under the U.S. Exchange Act (or any substantially similar communication); provided, however, that (i) Neuronetics shall provide Greenbrook and its legal counsel with a reasonable opportunity to review and comment on the form and content of any disclosure to be made pursuant to this Section 5.9(l) and shall give reasonable consideration to such comments, and (ii) this Section 5.9(l) shall not be deemed to permit the Neuronetics Board to make a Neuronetics Change in Recommendation other than in accordance with Section 5.9(f).
5.10	Access to Information; Confidentiality
(a)
From the date hereof until the earlier of the Effective Time and the termination of this Agreement pursuant to its terms, subject to compliance with applicable Laws, each of Neuronetics and Greenbrook shall, and shall cause its Representatives to, afford to the other and its Representatives such access as the other Party may reasonably require at all reasonable times, to its officers, employees, agents, properties, books, records and contracts, and shall furnish the other Party with all data and information as it may reasonably request; provided that the Party furnishing data or information (the “Furnishing Party”) shall not be required to (or to cause any of the Furnishing Party’s Subsidiaries to) afford such access or furnish such information to the extent that the Furnishing Party believes, in its reasonable good faith judgment, that doing so would (A) result in the loss of attorney-client, work product or other privilege, (B) result in the disclosure of any trade secrets of third parties or violate any obligations of the Furnishing Party or any of the Furnishing Party’s Subsidiaries with respect to confidentiality to any third party, or otherwise breach, contravene or violate any such effective Contract to which the Furnishing Party or any Subsidiary of the Furnishing Party is a party or (C) breach, contravene or violate any applicable Law; provided that the Furnishing Party shall use its reasonable best efforts to cause such information to be provided in a manner that would not violate the foregoing.

(b)
Neuronetics and Greenbrook acknowledge and agree that information furnished pursuant to this Section 5.10 shall be subject to the terms and conditions of the Confidentiality Agreement. Any such investigation by a Party and its representatives shall not mitigate, diminish or affect the representations and warranties of the other Party contained in this Agreement or any document or certificate given pursuant hereto.

5.11	Insurance and Indemnification
(a)
Prior to the Effective Time, Greenbrook shall purchase customary “tail” policies of directors’ and officers’ liability insurance from a reputable and financially sound insurance carrier and containing terms and conditions no less favourable in the aggregate to the protection provided by the policies maintained by Greenbrook and its Subsidiaries which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Time and Greenbrook will and will cause its Subsidiaries to, maintain such “tail” policies in effect without any reduction in scope or coverage for six years from the Effective Time; provided, that Greenbrook and its Subsidiaries shall not be required to pay any amounts in respect of such coverage prior to the Effective Time and provided further that the cost of such policies shall not exceed 300% of Greenbrook’s current annual aggregate premium for policies currently maintained by Greenbrook or its Subsidiaries.

(b)
Greenbrook will, and will cause its Subsidiaries to, honour all rights to indemnification or exculpation now existing in favour of present and former employees, officers and directors of Greenbrook and its Subsidiaries under Law and under the articles or other constating documents of Greenbrook and/or its Subsidiaries or under any agreement or contract of any indemnified person with Greenbrook or with any of its Subsidiaries, and acknowledges that such rights shall survive the completion of the Plan of Arrangement, and, to the extent within the control of Greenbrook, Greenbrook shall ensure that the same shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such indemnified person and shall continue in full force and effect in accordance with their terms for a period of not less than six years from the Effective Date.

(c)	From and following the Effective Time, Neuronetics will cause Greenbrook to comply with its obligations under Section 5.11(a) and Section 5.11(b).

(d)
If Neuronetics, Greenbrook or any of its Subsidiaries or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not a continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any Person, Neuronetics shall ensure that any such successor or assign (including, as applicable, any acquirer of substantially all of the properties and assets of Greenbrook or its Subsidiaries) assumes all of the obligations set forth in this Section 5.11.

(e)
The provisions of this Section 5.11 are intended for the benefit of, and shall be enforceable by, each insured or indemnified Person, his or her heirs and his or her legal representatives and, for such purpose, Greenbrook hereby confirms that it is acting as trustee on their behalf, and agrees to enforce the provisions of this Section 5.11 on their behalf. Furthermore, this Section 5.11 shall survive the termination of this Agreement as a result of the occurrence of the Effective Date for a period of six years.

5.12	Pre-Acquisition Reorganization
(a)
Subject to Section 5.12(b), Greenbrook agrees that, upon request of Neuronetics, Greenbrook shall use its commercially reasonable efforts to (i) perform such reorganizations of its corporate structure, capital structure, business, operations and assets or such other transactions as Neuronetics may request prior to the Effective Date, acting reasonably (each, a “Pre-Acquisition Reorganization”), and the Plan of Arrangement, if required, shall be modified accordingly, and (ii) cooperate with Neuronetics and its advisors to determine the nature of the Pre-Acquisition Reorganizations that might be undertaken and the manner in which they would most effectively be undertaken. For certainty, the Greenbrook Debt Conversion shall be subject to the covenants and agreements set forth in Section 5.14 and shall not constitute a Pre-Acquisition Reorganization for the purposes of this Section 5.12.

(b)
Greenbrook and its Subsidiaries will not be obligated to participate in any Pre- Acquisition Reorganization under Section 5.12(a) unless such Pre-Acquisition Reorganization in the opinion of Greenbrook, acting reasonably:

(i)
cannot reasonably be expected to result in any Taxes being imposed on, or any adverse Tax consequences to, Greenbrook or the Greenbrook Shareholders incrementally greater than the Taxes to such party in connection with the consummation of the Arrangement in the absence of any Pre-Acquisition Reorganization;

(ii)	is not prejudicial to Greenbrook Securityholders, as a whole, in any material respect;
(iii)	does not require Greenbrook to obtain the approval of Greenbrook Securityholders and does not require the consent of any third party (including any Regulatory Approval);
(iv)	does not unreasonably interfere with Greenbrook’s material operations prior to the Effective Time;
(v)	does not require Greenbrook or its Subsidiaries to contravene any Contract, Regulatory Approval or applicable Laws, or its organization documents;
(vi)	is effected as close as reasonably practicable prior to the Effective Time, and in any case no earlier than one Business Day prior to the Effective Date; and
(vii)	does not impair the ability of Greenbrook to consummate, and will not prevent or materially delay the consummation of, the Arrangement.
(c)
Neuronetics must provide written notice to Greenbrook of any proposed Pre- Acquisition Reorganization in reasonable written detail at least ten Business Days prior to the Effective Date. Upon receipt of such notice, Greenbrook and Neuronetics shall work cooperatively and use their best efforts to prepare prior to the Effective Time all documentation necessary and do such other acts and things as are necessary to give effect to such Pre-Acquisition Reorganization, including any amendment to this Agreement or the Plan of Arrangement and such Pre-Acquisition Reorganization shall be made effective after Neuronetics has waived or confirmed that all of the conditions set out in Section 6.1 and Section 6.2 have been satisfied other than conditions that, by their terms, are to be satisfied on the Effective Date.

(d)
Unless the Arrangement is not completed due to a breach by Greenbrook of the terms and conditions of this Agreement or in circumstances that would give rise to the payment by Greenbrook of a Greenbrook Termination Fee, Neuronetics agrees that it will be responsible for all reasonable costs and expenses associated with any Pre-Acquisition Reorganization, including professional fees and expenses and Taxes, to be carried out at its request and shall indemnify and save harmless Greenbrook and its Subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, Taxes, claims, costs, expenses, interest awards, judgments and penalties suffered or incurred by any of them in connection with or as a result of any such Pre-Acquisition Reorganization (including in respect of any unwinding, reversal, modification or termination of a Pre-Acquisition Reorganization) and that any Pre-Acquisition Reorganization will not be considered in determining whether a representation or warranty of Greenbrook under this Agreement has been breached (including where any such Pre-Acquisition Reorganization requires the consent of any third party under a Contract). If the Arrangement is not completed (other than due to a breach by Greenbrook of the terms and conditions of this Agreement or in circumstances that would give rise to the payment by Greenbrook of a Greenbrook Termination Fee), Neuronetics shall reimburse Greenbrook forthwith for all reasonable fees and expenses (including any professional fees and expenses and Taxes) incurred by Greenbrook in considering or effecting all or any part of the Pre-Acquisition Reorganization or in considering or effecting any unwinding, reversal, modification or termination of the Pre-Acquisition Reorganization.

5.13	Neuronetics Facility Amendment and Financing Cooperation
(a)
Neuronetics shall use reasonable best efforts to take or cause to be taken all actions and to do, or cause to be done, all things necessary, proper or advisable to enter into an amendment to the Neuronetics Credit Agreement, which amendment shall provide for the consent to the transactions contemplated in this Agreement and an increase in borrowings of up to $75 million (together, the “Neuronetics Facility Amendment”) by no later than the Effective Date. If the Neuronetics Facility Amendment becomes unavailable for any reason whatsoever, Neuronetics shall use reasonable best efforts to arrange and obtain alternative Debt Financing that provides for aggregate borrowings of up to $75 million by no later than the Effective Date (the “Neuronetics Alternative Facility”).

(b)
Greenbrook agrees to use reasonable best efforts to provide, and to cause each of its Subsidiaries and each of their respective Representatives to provide, such cooperation as may be reasonably requested by Neuronetics in connection with the Neuronetics Facility Amendment, the Neuronetics Alternative Facility and any other borrowing or an issuance of debt by Neuronetics and/or any liability management transaction (including, without limitation, any exchange offers, consent solicitations or tender offers) (collectively, a “Debt Financing”), including, without limitation to, upon reasonable notice: (i) provide assistance with any discussions of and/or furnish, as applicable, such business, financial statements, pro forma financials, projections, management’s discussion and analysis and other customary financial data and information (including diligence materials) reasonably required in connection with any Debt Financing, (ii) direct their respective independent accountants to provide customary and reasonable assistance in connection with any Debt Financing, including in connection with providing customary comfort letters and consents, (iii) obtain customary payoff letters, releases of liens and other instruments of termination or discharge reasonably requested by Neuronetics in connection with the repayment of debt of Greenbrook and its Subsidiaries (provided that the effectiveness of any such arrangements shall be contingent on the completion of the Arrangement) and (iv) authorize and facilitate discussions, meetings and other engagement by Neuronetics, its Subsidiaries or affiliates with the current lenders, noteholders or other providers of existing indebtedness to Greenbrook or any of its Subsidiaries (including, for certainty, Madryn and holders of Greenbrook Subordinated Convertible Notes) for the purpose of obtaining Debt Financing, including by necessary or appropriate waivers of the Confidentiality Agreement to permit such activities. Neuronetics shall reimburse Greenbrook for all reasonable out-of-pocket costs or expenses incurred by Greenbrook and its Subsidiaries in connection with cooperation provided for in this Section 5.13 to the extent the information requested was not otherwise prepared or available in the ordinary course of business.

(c)
Prior to the Effective Date, none of Greenbrook, its Subsidiaries or its or their respective Representatives shall be required to take any action that: (i) would contravene any applicable Law or any agreement that relates to borrowed money to which Greenbrook or any of its Subsidiaries are a party; (ii) would reasonably be expected to impair or prevent the satisfaction of any condition in Article 6 hereof; or (iii) would subject such Person to actual or potential liability, to bear any cost or expense or to pay any commitment or other similar fee or make any other payment or incur any other liability or provide or agree to provide any indemnity in connection with any Debt Financing or their performance of their respective obligations under this Section 5.13 or any information utilized in connection therewith (except, in the case of this paragraph (iii) in respect of Greenbrook and its Subsidiaries, to the extent such liability, cost, expense or indemnity is conditional upon the occurrence of the Effective Time). Neuronetics shall indemnify and hold harmless Greenbrook and its Subsidiaries and their respective Representatives from and against any and all costs suffered or incurred by them in connection with any Debt Financing and the performance of their respective obligations under this Section 5.13 and any information utilized in connection therewith (other than arising from information provided by Greenbrook or its Subsidiaries specifically for use in the Debt Financing pursuant to Section 5.13). Greenbrook hereby consents to the use of the logos of Greenbrook or its Subsidiaries in connection with any Debt Financing; provided, that such logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage Greenbrook or any of its Subsidiaries or the reputation or goodwill of Greenbrook or any of its Subsidiaries.
5.14	Greenbrook Debt Conversion
(a)
Greenbrook shall use its reasonable best efforts to take actions within its control to facilitate the conversion of Madryn’s entire remaining outstanding principal amount, with any accrued and unpaid interest thereon cancelled without any payment, under the Greenbrook Credit Agreement or otherwise into fully paid and non-assessable Greenbrook Shares in accordance with the definitive agreement dated hereof in respect of the Madryn Debt Conversion so as to cause such converted Greenbrook Shares held by Madryn to, at the Effective Time, participate in the Arrangement for the Consideration (the “Madryn Debt Conversion”). The Madryn Debt Conversion shall be on terms and conditions satisfactory to Neuronetics, acting reasonably (it being understood that the definitive agreement in respect of the Madryn Debt Conversion shall be reasonably satisfactory to Neuronetics if it provides that the receipt of converted Greenbrook Shares by Madryn shall be in full satisfaction of the entire indebtedness amount outstanding under the Greenbrook Credit Agreement and Madryn executes a payoff letter in customary form that provides for confirmation of payment in full, release of all liens on assets of Greenbrook and termination of, and full and final release of Greenbrook’s obligations and liabilities under, the Greenbrook Credit Agreement).

(b)
Greenbrook shall use its reasonable best efforts to take actions within its control to facilitate (i) the conversion of the entire remaining outstanding principal amount, together with any accrued and unpaid interest thereon and any fees owed thereunder, of all of the Greenbrook Subordinated Convertible Notes (other than the Greenbrook Subordinated Convertible Notes held by Madryn) by each of the holders thereof (other than Madryn) into fully paid and non-assessable Greenbrook Shares in accordance with the applicable definitive agreement in respect of the Convertible Note Conversion (as defined below) so as to cause such converted Greenbrook Shares held by such holders to, at the Effective Time, participate in the Arrangement for the Consideration; and (ii) the conversion of the entire remaining outstanding principal amount, with any accrued and unpaid interest thereon cancelled without any payment, of all of the Greenbrook Subordinated Convertible Notes held by Madryn into fully paid and non-assessable Greenbrook Shares in accordance with the applicable definitive agreement dated hereof in respect of the Convertible Note Conversion so as to cause such converted Greenbrook Shares held by Madryn to, at the Effective Time, participate in the Arrangement for the Consideration (together, the “Convertible Note Conversion”). The Convertible Note Conversion shall be on terms and conditions satisfactory to Neuronetics, acting reasonably (it being understood that each definitive agreement in respect of the Convertible Note Conversion shall be reasonably satisfactory to Neuronetics if it provides that the receipt of converted Greenbrook Shares by such holder shall be in full satisfaction of the entire indebtedness amount outstanding under the Greenbrook Subordinated Convertible Notes held by such holder and such holder executes a payoff letter in customary form that provides for confirmation of payment in full and termination of, and full and final release of Greenbrook’s obligations and liabilities under, the Greenbrook Subordinated Convertible Notes).

(c)
Within fourteen days following the execution of this Agreement, Greenbrook shall provide Neuronetics and its advisors with all necessary and relevant information, documents, and data reasonably requested by Neuronetics and its advisors to assess the Tax considerations and potential Tax liabilities associated with the Greenbrook Debt Conversion (the “Tax Information”). Greenbrook shall cooperate fully with Neuronetics and its advisors in providing the Tax Information and shall promptly respond to any further inquiries or requests for clarification from Neuronetics and its advisors. Greenbrook shall also make available, upon reasonable request, any personnel or advisors who have relevant knowledge concerning the Tax Information. Neuronetics agrees that all Tax Information provided by Greenbrook shall be treated as confidential and used solely for the purpose of assessing the Tax considerations and potential Tax liabilities associated with the Greenbrook Debt Conversion.

5.15	Termination of Greenbrook 401(k) Plan.
Unless instructed otherwise by Neuronetics, the Board of Directors of Greenbrook or its appropriate Subsidiary shall adopt resolutions terminating, effective at least two (2) Business Days prior to the Closing Date, any Greenbrook Benefit Plan which is intended to meet the requirements of Section 401(k) of the Code (each such Employee Plan, a “401(k) Plan”). Greenbrook shall provide Neuronetics drafts of the executed resolutions authorizing termination of each such 401(k) Plan and, as appropriate, drafts of each amendment to each such 401(k) Plan intended to assure compliance with all applicable requirements of the Code and regulations thereunder. Such drafts shall be satisfactory to Neuronetics prior to becoming effective, which consent shall not be unreasonably withheld by Neuronetics. Greenbrook shall take (or cause to be taken) such other actions in furtherance of terminating each 401(k) Plan as Neuronetics may reasonably request.
5.16	Employment and Benefit Arrangements
(a)
For a period of no less than twelve (12) months following the Effective Date (but not beyond the date of the applicable employee’s termination of employment), Neuronetics will provide (or cause an affiliate of Neuronetics (including Greenbrook following the Effective Date) to provide) each employee of Greenbrook or any of its Subsidiaries as of the Effective Date who continues in employment with Neuronetics or any of its affiliates (including Greenbrook following the Effective Date) following the Effective Date (each, a “Continuing Employee”) with (i) a base salary or an hourly wage rate, as applicable, that is no lower than the base salary or hourly wage rate provided to such Continuing Employee immediately prior to the Effective Date, (ii) cash bonus and/or commission opportunities that are substantially similar in the aggregate to those provided by Greenbrook or its Subsidiaries to such Continuing Employee immediately prior to the Effective Date and (iii) employee benefits (including any paid leave, paid time off, health, welfare and retirement but excluding severance benefits, post-retirement health and welfare, and any equity or equity-based awards, change in control, post-retirement health and welfare or defined benefit pension benefits) that are substantially similar in the aggregate to those provided to (x) in the case of employees located in the United States, similarly situated employees of Neuronetics, (y) in the case of employees located in Canada, by Greenbrook or its Subsidiaries to such Continuing Employee immediately prior to the Effective Date.

(b)
For purposes of determining eligibility, vesting, participation and calculation of benefits under each Neuronetics Benefit Plan, each Continuing Employee shall be credited with his or her years of service with Greenbrook and its Subsidiaries (and any predecessors) prior to the Effective Date to the same extent as such Continuing Employee was entitled, before the Effective Date, to credit for such service under any comparable Greenbrook Benefit Plans, except to the extent providing such credit would result in any duplication of benefits. In addition, Neuronetics shall (or shall cause an affiliate of Neuronetics (including Greenbrook following the Effective Date) to) use commercially reasonable best efforts to cause benefit plan providers to cause: (i) each Continuing Employee to be eligible to participate, without any waiting time, in any and all Neuronetics Benefit Plans; (ii) each Neuronetics Benefit Plan providing medical, dental, hospital, pharmaceutical or vision benefits to provide that all pre-existing condition exclusions and actively-at-work requirements of such Neuronetics Benefit Plan are waived for such Continuing Employee and his or her covered dependents (except to the extent that such exclusions or requirements applied to the Continuing Employee under comparable Greenbrook Benefit Plans as of the Effective Date); and (iii) each Neuronetics Benefit Plan providing medical, dental, hospital, pharmaceutical or vision benefits to give effect, in determining any deductible and maximum out-of-pocket limitations under such Neuronetics Benefit Plan for the plan year in which the Effective Date occurs, to claims incurred and amounts paid by, and amounts reimbursed to, the Continuing Employees during the plan year of the applicable Greenbrook Benefit Plan during which the Effective Date occurs (but prior to the Effective Date).
(c)
The provisions of this Section 5.16 are solely for the benefit of the Parties to this Agreement, and neither any Continuing Employee nor any other current or former independent contractor or other service provider, or any other individual associated therewith, shall be regarded for any purpose as a third-party beneficiary of this Section 5.16. In no event shall the terms of this Agreement be deemed to (i) establish, amend or modify any Greenbrook Benefit Plan, Neuronetics Benefit Plan, or any “employee benefit plan” as defined in Section 3(3) of ERISA or any other benefit plan, program, agreement or arrangement maintained or sponsored by Neuronetics, Greenbrook or any of their respective Subsidiaries or affiliates; (ii) alter or limit the ability of Neuronetics or its affiliates (including Greenbrook following the Effective Date) to amend, modify or terminate any Neuronetics Benefit Plan or any other benefit or employment plan, program, agreement or arrangement after the Effective Date, or to terminate the employment of any Continuing Employee; or (iii) confer upon any Continuing Employee or any other current or former independent contractor or other service provider any right to employment or service or continued employment or continued service with Neuronetics or any of its affiliates (including Greenbrook following the Effective Date), or constitute or create an employment agreement with any employee.

ARTICLE 6
CONDITIONS
6.1	Mutual Conditions Precedent
The respective obligations of the Parties to complete the Arrangement are subject to the fulfillment of each of the following conditions precedent on or before the Effective Time, each of which may only be waived with the mutual consent of the Parties:
(a)	the Arrangement Resolution shall have been duly approved by Greenbrook Shareholders at the Greenbrook Meeting in accordance with the Interim Order and applicable Law;
(b)	the Neuronetics Key Resolutions shall have been duly approved by Neuronetics Stockholders at the Neuronetics Meeting in accordance with applicable Law;
(c)
the Interim Order and the Final Order shall each have been obtained on terms consistent with this Agreement and in form and substance acceptable to each of Neuronetics and Greenbrook, acting reasonably, and shall not have been set aside or modified in a manner unacceptable to either Greenbrook or Neuronetics, each acting reasonably, on appeal or otherwise;

(d)
no Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Order or Law which is then in effect and has the effect of making the Arrangement illegal or otherwise preventing or prohibiting consummation of the Arrangement;

(e)
the Neuronetics Shares shall remain listed on the NASDAQ, and the NASDAQ shall have completed its review of, and raised no objections to, the issuance of the Consideration Shares and the other transactions contemplated by the Arrangement and this Agreement; and

(f)
the Consideration Shares to be issued pursuant to the Arrangement shall be exempt from the registration requirements of the U.S. Securities Act pursuant to Section 3(a)(10) thereof and applicable U.S. state securities laws (or Neuronetics shall have complied with any U.S. state securities laws for which no such 3(a)(10)-equivalent exemption is available).

6.2	Additional Conditions Precedent to the Obligations of Neuronetics
The obligation of Neuronetics to complete the Arrangement is subject to the fulfillment of each of the following conditions precedent on or before the Effective Time (each of which is for the exclusive benefit of Neuronetics and may be waived by Neuronetics, in whole or in part at any time, each in its sole discretion, without prejudice to any other rights which Neuronetics may have):
(a)	the representations and warranties of Greenbrook set forth in: (i) sections (1) [Organization and Qualification], (2) [Corporate Authorization] and (3) [Execution and Binding Obligation] of

Schedule 3.1 shall be true and correct in all respects as of the date of this Agreement and the Effective Time as if made as at and as of such time; (ii) the representations and warranties of Greenbrook set forth in section (6) [Capitalization] and (8) [Subsidiaries] of Schedule 3.1 shall be true and correct in all respects (except for de minimis inaccuracies) as of the date of this Agreement and the Effective Time as if made as at and as of such time; and (iii) all other representations and warranties of Greenbrook set forth in this Agreement shall be true and correct in all respects (disregarding for purposes of this Section 6.2(a) any materiality or Greenbrook Material Adverse Effect qualification contained in any such representation or warranty) as of the date of this Agreement and the Effective Time as if made at and as of such time (except that any representation and warranty in each of the foregoing (i), (ii) and (iii) that by its terms speaks specifically as of the date of this Agreement or another date shall be true and correct in all respects as of such date), except in the case of this clause (iii) where the failure to be so true and correct in all respects, individually and in the aggregate, does not constitute a Greenbrook Material Adverse Effect, and Greenbrook shall have provided to Neuronetics a certificate of two senior officers of Greenbrook certifying (on Greenbrook’s behalf and without personal liability) the foregoing dated the Effective Date;
(b)
Greenbrook shall have complied in all respects with its covenants in Section 5.1(f)(ii) [Greenbrook Payables Days Outstanding] and in all material respects with its covenants herein (without giving effect to any “in all material respects” qualifier contained therein) and Greenbrook shall have provided to Neuronetics a certificate of two senior officers of Greenbrook certifying (on Greenbrook’s behalf and without personal liability) compliance with such covenants dated the Effective Date;

(c)
since the date of this Agreement, there shall not have occurred, or have been disclosed to the public (if previously undisclosed to the public), any Greenbrook Material Adverse Effect, and Greenbrook shall have provided to Neuronetics a certificate of two senior officers of Greenbrook to that effect (on Greenbrook’s behalf and without personal liability) dated the Effective Date;

(d)
either the Neuronetics Facility Amendment or the Neuronetics Alternative Facility shall have been obtained and the lender thereunder shall have provided all required consents for Neuronetics to complete the Arrangement;

(e)	the Greenbrook Debt Conversion shall have been completed in accordance with Section 5.14;
(f)
Greenbrook Transaction Expenses as of the Effective Time shall not be in excess of $4,250,000, and Greenbrook shall have provided to Neuronetics a certificate of two senior officers of Greenbrook certifying (on Greenbrook’s behalf and without personal liability) the foregoing, including evidence satisfactory to Neuronetics, acting reasonably, delivered three (3) Business Days prior to the Effective Date;

(g)
Neuronetics determines in good faith, after consultation with its tax advisors, that the Greenbrook Debt Conversion or the settlement of any amounts under the Greenbrook Credit Agreement will not give rise to aggregate cash Taxes in excess of $1,000,000; and

(h)
Dissent Rights have not been exercised (or, if exercised, remain unwithdrawn) with respect to more than 10% of the Greenbrook Shares that are issued and outstanding as at the deadline for the exercise of Dissent Rights specified in the Plan of Arrangement.

6.3	Conditions Precedent to the Obligations of Greenbrook
The obligation of Greenbrook to complete the Arrangement is subject to the fulfillment of each of the following conditions precedent on or before the Effective Time (each of which is for the exclusive benefit of Greenbrook and may be waived by Greenbrook, in whole or in part at any time, in its sole discretion, without prejudice to any other rights which Greenbrook may have):
(a)
the representations and warranties of Neuronetics set forth in (i) sections (1) [Organization and Qualification], (2) [Corporate Authorization] and (3) [Enforceability and Binding Obligation] of Schedule 4.1, shall be true and correct in all respects as of the date of this Agreement and the Effective Time as if made as at and as of such time; (ii) the representations and warranties of Neuronetics set forth in sections (6) [Capitalization] and (7) [Subsidiaries] of Schedule 4.1 shall be true and correct in all respects (except for de minimis inaccuracies) as of the date of this Agreement and the Effective Time as if made as at and as of such time; and (iii) all other representations and warranties of

Neuronetics set forth in this Agreement shall be true and correct in all respects (disregarding for purposes of this Section 6.3(a) any materiality or Neuronetics Material Adverse Effect qualification contained in any such representation or warranty) as of the date of this Agreement and the Effective Time as if made at and as of such time (except that any representation and warranty in each of the foregoing (i), (ii) and (iii) that by its terms speaks specifically as of the date of this Agreement or another date shall be true and correct in all respects as of such date), except in the case of this clause (iii) where the failure to be so true and correct in all respects, individually and in the aggregate, does not constitute a Neuronetics Material Adverse Effect, and Neuronetics shall have provided to Greenbrook a certificate of two senior officers of Neuronetics certifying (on Neuronetics’ behalf and without personal liability) the foregoing dated the Effective Date;
(b)
Neuronetics shall have complied in all respects with its covenants in Section 2.13 [Payment of Consideration] and Section 2.18 [Governance and Transitional Requirements] and in all material respects with its other covenants herein (without giving effect to any “in all material respects” qualifier contained therein) and Neuronetics shall have provided to Greenbrook a certificate of two senior officers of Neuronetics certifying (on Neuronetics’ behalf and without personal liability) compliance with such covenants dated the Effective Date; and

(c)
since the date of this Agreement, there shall not have occurred, or have been disclosed to the public (if previously undisclosed to the public) any Neuronetics Material Adverse Effect, and Neuronetics shall have provided to Greenbrook a certificate of two senior officers of Neuronetics to that effect (on Neuronetics’ behalf and without personal liability) dated the Effective Date.

6.4	Satisfaction of Conditions
The conditions precedent set out in Section 6.1, Section 6.2 and Section 6.3 shall be conclusively deemed to have been satisfied, waived or released at the Effective Time. For greater certainty, and notwithstanding the terms of any escrow arrangement entered into between the Parties and the Depositary, all Neuronetics Shares held in escrow by the Depositary pursuant to Section 2.13 hereof shall be released from escrow at the Effective Time without any further act or formality required on the part of any Person.
6.5	Notice of Breach
(a)
Each Party will give prompt notice to the other of the occurrence or failure to occur (in either case, actual, anticipated, contemplated or, to the knowledge of such Party, threatened), at any time from the date hereof until the Effective Date, of any event or state of facts which occurrence or failure would, or would reasonably be likely to:

(i)	cause any of the representations or warranties of either Party contained herein to be untrue, misleading or inaccurate in any material respect on the date hereof or at the Effective Date; or
(ii)	result in the failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by either Party prior to or at the Effective Date.
(b)
Notification provided under this Section 6.5 will not affect the representations, warranties, covenants, agreements or obligations of the Parties (or remedies with respect thereto) or the conditions to the obligations of the Parties under this Agreement.

6.6	Frustration of Conditions
Neither Neuronetics nor Greenbrook may rely on the failure of any condition set forth in Section 6.1, Section 6.2 or Section 6.3, as applicable, to be satisfied if such failure was caused by such Party’s breach in any material respect of any provision of this Agreement or failure in any material respect to use the standard of efforts required from such Party to consummate the transactions contemplated hereby.
ARTICLE 7
TERM, TERMINATION, AMENDMENT AND WAIVER
7.1	Term
This Agreement shall be effective from the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.

7.2	Termination
(a)	This Agreement may be terminated at any time prior to the Effective Time:
(i)	by mutual written agreement of Greenbrook and Neuronetics;
(ii)	by either Greenbrook or Neuronetics, if:
(A)
the Effective Time shall not have occurred on or before the Outside Date, except that the right to terminate this Agreement under this Section 7.2(a)(ii)(A) shall not be available to any Party whose failure to fulfill any of its obligations or breach of any of its representations and warranties under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur by the Outside Date;

(B)
after the date hereof, there shall be enacted or made any applicable Law or Order that remains in effect and that makes consummation of the Arrangement illegal or otherwise prohibits or enjoins Greenbrook or Neuronetics from consummating the Arrangement and such Law, Order or enjoinment shall have become final and non-appealable;

(C)
the Greenbrook Shareholder Approval shall not have been obtained at the Greenbrook Meeting except that the right to terminate this Agreement under this Section 7.2(a)(ii)(C) shall not be available to any Party whose failure to fulfill any of its obligations or breach of any of its representations and warranties under this Agreement has been the cause of, or resulted in, the failure to receive the Greenbrook Shareholder Approval; or

(D)
the Neuronetics Stockholder Approval shall not have been obtained at the Neuronetics Meeting except that the right to terminate this Agreement under this Section 7.2(a)(ii)(D) shall not be available to any Party whose failure to fulfill any of its obligations or breach of any of its representations and warranties under this Agreement has been the cause of, or resulted in, the failure to receive the Neuronetics Stockholder Approval.

(iii)	by Neuronetics, if:
(A)	a Greenbrook Change in Recommendation occurs;
(B)	Greenbrook shall have breached Section 5.8 in any material respect;
(C)	a Greenbrook Material Adverse Effect has occurred and is continuing;
(D)
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Greenbrook set forth in this Agreement shall have occurred that would cause the conditions set forth in Section 6.2(a) or Section 6.2(b) not to be satisfied, and such conditions are incapable of being satisfied by the Outside Date; or

(E)
prior to obtaining the Neuronetics Stockholder Approval, the Neuronetics Board authorizes Neuronetics to enter into a written agreement with respect to a Neuronetics Superior Proposal in accordance with Section 5.9, provided that prior to or concurrent with such termination, Neuronetics pays the Neuronetics Termination Fee in accordance with Section 7.3(c)(ii); or

(iv)	by Greenbrook, if:
(A)	a Neuronetics Change in Recommendation occurs;
(B)	Neuronetics shall have breached Section 5.9 in any material respect;
(C)	a Neuronetics Material Adverse Effect has occurred and is continuing;
(D)
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Neuronetics set forth in this Agreement shall have occurred that would cause the conditions set forth in Section 6.3(a) or Section 6.3(b) not to be satisfied, and such conditions are incapable of being satisfied by the Outside Date; or

(E)
prior to obtaining the Greenbrook Shareholder Approval, the Greenbrook Board authorizes Greenbrook to enter into a written agreement with respect to a Greenbrook Superior Proposal in accordance with Section 5.8, provided that prior to or concurrent with such termination, Greenbrook pays the Greenbrook Termination Fee in accordance with Section 7.3(b)(ii).

(b)
The Party desiring to terminate this Agreement pursuant to this Section 7.2 (other than pursuant to Section 7.2(a)(i)) shall give written notice of such termination to the other Party, specifying in reasonable detail the basis for such Party’s exercise of its termination right.

(c)
If this Agreement is terminated pursuant to Section 7.1 or Section 7.2, this Agreement shall become void and be of no further force or effect without liability of any Party (or any shareholder, director, officer, employee, agent, consultant or Representative of such Party) to any other Party hereto, except that: (i) in the event of termination under Section 7.1 as a result of the Effective Time occurring, the provisions of this Section 7.2(c) and Sections 5.11, 5.12, 8.2 and 8.9 and all related definitions set forth in Section 1.1 shall survive for a period of six years thereafter and Section 2.16 will survive indefinitely; (ii) in the event of termination under Section 7.2, the provisions of this Section 7.2(c) and Sections 5.10(b), 7.3, and 8.2, 8.3, 8.5, 8.6 and 8.8 and all related definitions set forth in Section 1.1 and the provisions of the Confidentiality Agreement shall survive any termination hereof pursuant to Section 7.2 and Section 2.16 will survive indefinitely; and (iii) neither Party shall be relieved or released from any liabilities or damages arising out of its willful breach of any provision of this Agreement.

7.3	Termination Fees
(a)
Except as otherwise provided herein, all fees, costs and expenses incurred in connection with this Agreement and the Plan of Arrangement shall be paid by the Party incurring such fees, costs or expenses.

(b)	For the purposes of this Agreement, “Greenbrook Termination Fee Event” means the termination of this Agreement:
(i)	by Neuronetics pursuant to Section 7.2(a)(iii)(A) [Greenbrook Change in Recommendation] or Section 7.2(a)(iii)(B) [Greenbrook Breach of Non-Solicit];
(ii)	by Greenbrook pursuant to Section 7.2(a)(iv)(E) [To enter into a Greenbrook Superior Proposal];
(iii)	by either Party pursuant to Section 7.2(a)(ii)(C) [Failure to Obtain the Greenbrook Shareholder Approval] following a Greenbrook Change in Recommendation; or
(iv)
by either Party pursuant to Section 7.2(a)(ii)(A) [Effective Time Not Occurring Prior to the Outside Date] or Section 7.2(a)(ii)(C) [Failure to Obtain the Greenbrook Shareholder Approval] or by Neuronetics pursuant to Section 7.2(a)(iii)(D) [Breach of Representations, Warranties or Covenants], but only if, in these termination events, (x) prior to such termination, a bona fide Greenbrook Acquisition Proposal for Greenbrook shall have been made or publicly announced by any Person other than Neuronetics (and, if the Greenbrook Meeting is held, is not withdrawn at least five Business Days prior to the date of the Greenbrook Meeting) and (y) within 12 months following the date of such termination, (A) Greenbrook or one or more of its Subsidiaries enters into a definitive agreement in respect of a Greenbrook Acquisition Proposal (whether or not such Greenbrook Acquisition Proposal is the same Greenbrook Acquisition Proposal referred to in paragraph (x) above) and such Greenbrook Acquisition Proposal is later consummated (whether or not within 12 months after such termination) or (B) a Greenbrook Acquisition Proposal shall have been consummated (whether or not such Greenbrook Acquisition Proposal is the same Greenbrook Acquisition Proposal referred to in paragraph (x) above), provided that for purposes of this Section 7.3(b), the term “Greenbrook Acquisition Proposal” shall have the meaning ascribed to such term in Section 1.1 except that a reference to “20 per cent” therein shall be deemed to be a reference to “50 per cent”;

If a Greenbrook Termination Fee Event occurs, Greenbrook shall pay the Greenbrook Termination Fee to Neuronetics, by wire transfer of immediately available funds, as follows:
(A)	if the Greenbrook Termination Fee is payable pursuant to Section 7.3(b)(i), the Termination Fee shall be payable within two Business Days following such termination;
(B)	if the Greenbrook Termination Fee is payable pursuant to Section 7.3(b)(ii), the Termination Fee shall be payable concurrently with such termination;
(C)
if the Greenbrook Termination Fee is payable pursuant to Section 7.3(b)(iii), the Termination Fee shall be payable (i) if Greenbrook terminates this Agreement concurrently with such termination and (ii) if Neuronetics terminates this Agreement, within two Business Days following such termination; or

(D)
if the Greenbrook Termination Fee is payable pursuant to Section 7.3(b)(iv), the Termination Fee shall be payable concurrently upon the consummation of the Greenbrook Acquisition Proposal referred to therein.

(c)	For the purposes of this Agreement, “Neuronetics Termination Fee Event” means the termination of this Agreement:
(i)	by Greenbrook pursuant to Section 7.2(a)(iv)(A) [Neuronetics Change in Recommendation] or Section 7.2(a)(iv)(B) [Neuronetics Breach of Non-Solicit];
(ii)	by Neuronetics pursuant to Section 7.2(a)(iii)(E) [To enter into a Neuronetics Superior Proposal];
(iii)	by either Party pursuant to Section 7.2(a)(ii)(D) [Failure to Obtain the Neuronetics Stockholder Approval] following a Neuronetics Change in Recommendation; or
(iv)
by either Party pursuant to Section 7.2(a)(ii)(A) [Effective Time Not Occurring Prior to the Outside Date] or Section 7.2(a)(ii)(D) [Failure to Obtain the Neuronetics Stockholder Approval] or by Greenbrook pursuant to Section 7.2(a)(iv)(D) [Breach of Representations, Warranties or Covenants], but only if, in these termination events, (x) prior to such termination, a bona fide Neuronetics Acquisition Proposal for Neuronetics shall have been made or publicly announced by any Person other than Greenbrook (and, if the Neuronetics Meeting is held, is not withdrawn at least five Business Days prior to the date of the Neuronetics Meeting) and (y) within 12 months following the date of such termination, (A) Neuronetics or one or more of its Subsidiaries enters into a definitive agreement in respect of an Neuronetics Acquisition Proposal (whether or not such Neuronetics Acquisition Proposal is the same Neuronetics Acquisition Proposal referred to in paragraph (x) above) and such Neuronetics Acquisition Proposal is later consummated (whether or not within 12 months after such termination) or (B) a Neuronetics Acquisition Proposal shall have been consummated (whether or not such Neuronetics Acquisition Proposal is the same Neuronetics Acquisition Proposal referred to in paragraph (x) above), provided that for purposes of this Section 7.3(c)(iv), the term “Neuronetics Acquisition Proposal” shall have the meaning ascribed to such term in Section 1.1 except that a reference to “20 per cent” therein shall be deemed to be a reference to “50 per cent”.

If a Neuronetics Termination Fee Event occurs, Neuronetics shall pay the Neuronetics Termination Fee to Greenbrook, by wire transfer of immediately available funds, as follows:
(A)	if the Neuronetics Termination Fee is payable pursuant to Section 7.3(c)(i), the Termination Fee shall be payable within two Business Days following such termination;
(B)	if the Neuronetics Termination Fee is payable pursuant to Section 7.3(c)(ii), the Termination Fee shall be payable concurrently with such termination;
(C)
if the Neuronetics Termination Fee is payable pursuant to Section 7.3(c)(iii), the Termination Fee shall be payable (i) if Neuronetics terminates this Agreement, concurrently with such termination and (ii) if Greenbrook terminates this Agreement, within two Business Days following such termination; or

(D)
if the Neuronetics Termination Fee is payable pursuant to Section 7.3(c)(iv), the Termination Fee shall be payable concurrently upon the consummation of the Neuronetics Acquisition Proposal referred to therein.

(d)
The Parties acknowledge that all of the payment amounts set out in this Section 7.3 are payments of liquidated damages which are a genuine pre-estimate of the damages which the other Party entitled to such damages will suffer or incur as a result of the event giving rise to such payment and the resultant termination of this Agreement and are not penalties. Each Party irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive. For greater certainty, each Party agrees that, upon any termination of this Agreement by either Party under circumstances where Greenbrook or Neuronetics is entitled to a Termination Fee and such Termination Fee is paid in full, Greenbrook or Neuronetics, as the case may be, shall be precluded from any other remedy against the other Party at Law or in equity or otherwise (including, without limitation, an order for specific performance), and shall not seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the other Party or any of its Subsidiaries or any of their respective directors, officers, employees, partners, managers, members, shareholders or affiliates or their respective representatives in connection with this Agreement or the transactions contemplated hereby, provided that the foregoing limitation shall not apply in the event of fraud or wilful breach of this Agreement by a Party.

7.4	Amendment
Subject to the provisions of the Interim Order, the Plan of Arrangement and applicable Laws, this Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Greenbrook Meeting but not later than the Effective Time, be amended by mutual written agreement of the Parties, without further notice to or authorization on the part of Greenbrook Shareholders, and any such amendment may without limitation:
(a)	change the time for performance of any of the obligations or acts of the Parties;
(b)	waive any inaccuracies or modify any representation or warranty contained herein or in any document delivered pursuant hereto;
(c)	waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the Parties; and/or
(d)	waive compliance with or modify any mutual conditions precedent herein contained.
7.5	Waiver
Any Party may: (a) extend the time for the performance of any of the obligations or acts of the other Party; (b) waive compliance, except as provided herein, with any of the other Party’s agreements or the fulfilment of any conditions to its own obligations contained herein; or (c) waive inaccuracies in any of the other Party’s representations or warranties contained herein or in any document delivered by the other Party; provided, however, that any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party and, unless otherwise provided in the written waiver, will be limited to the specific breach or condition waived. A Party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right.
ARTICLE 8
GENERAL PROVISIONS
8.1	Notices
All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given and received on the day it is delivered, provided that it is delivered on a Business Day prior to 5:00 p.m. local time in the place of delivery or receipt. However, if notice is delivered after 5:00 p.m. local time or if such day is not a Business Day then the notice shall be deemed to have been given and received on the next Business Day. Notice shall be sufficiently given if delivered (either in Person or by courier), or if transmitted by email (with confirmation of transmission) to the Parties at the following addresses (or at such other addresses as shall be specified by any Party by notice to the other given in accordance with these provisions):

(a)	if to Neuronetics:

3222 Phoenixville Pike Malvern, PA 19355

	Attention:	Andrew Macan, Executive Vice President, General Counsel and Chief Compliance Officer
	E-mail:	[***]

with a copy (which shall not constitute notice) to:

Stikeman Elliott LLP 5300 Commerce Court West 199 Bay Street Toronto, ON M5L 1B9

	Attention:	Jonah Mann and John Lee
	E-mail:	[***]

with a copy (which shall not constitute notice) to:

Ballard Spahr LLP 1735 Market Street, 51st Floor Philadelphia, PA 19103-7599

	Attention:	Brian Short and Harry Levin
	E-mail:	[***]

(b)	if to Greenbrook:

890 Yonge St. 7th Floor Toronto, ON M4W 3P4

	Attention:	Peter Willett, Chief Financial Officer
	E-mail:	[***]

with a copy (which shall not constitute notice) to:

Torys LLP 79 Wellington Street West 30th Floor, Box 270, TD South Tower Toronto, ON M5K 1N2

	Attention:	John Emanoilidis and Robbie Leibel
	E-mail:	[***]

8.2	Governing Law
This Agreement shall be governed, including as to validity, interpretation and effect, by the Laws of the Province of Ontario and the Laws of Canada applicable therein. Each of the Parties hereby irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario in respect of all matters arising under and in relation to this Agreement and the Arrangement and waives any defences to the maintenance of an action in the Courts of the Province of Ontario.
8.3	Injunctive Relief
Subject to Section 7.3(d), the Parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the Parties agree that, in the event of any breach or threatened breach of this Agreement by a Party, the non-breaching Party will be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance, and the Parties shall not object to the granting of injunctive or other equitable relief on the basis that there exists an adequate remedy at law. Subject to Section 7.3(d), such remedies will not be the exclusive remedies for any breach of this Agreement but will be in addition to all other remedies available at Law or equity to each of the Parties.
8.4	Time of Essence
Time shall be of the essence in this Agreement.
8.5	Entire Agreement, Binding Effect and Assignment
This Agreement (including the exhibits and schedules hereto) and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements, understandings, negotiations and discussions, both written and oral, between the Parties, or any of them, with respect to the subject matter hereof and thereof and, except as expressly provided herein, this Agreement is not intended to and shall not confer upon any Person other than the Parties any rights or remedies hereunder. This Agreement shall be binding upon and shall enure to the benefit of the Parties and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the Parties without the prior written consent of the other Party.
8.6	No Liability
No director or officer of Neuronetics shall have any personal liability whatsoever to Greenbrook under this Agreement, or any other document delivered in connection with the transactions contemplated hereby on behalf of Neuronetics. No director or officer of Greenbrook shall have any personal liability whatsoever to Neuronetics under this Agreement, or any other document delivered in connection with the transactions contemplated hereby on behalf of Greenbrook.
8.7	Severability
If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law or public policy, that provision will be severed from this Agreement and all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.
8.8	Waiver of Jury Trial
Each Party hereto (on behalf of itself and any of its affiliates, directors, officers, employees, agents and representatives) hereby waives, to the fullest extent permitted by applicable Laws, any right it may have to a trial by jury in respect of any suit, action or other proceeding arising out of this Agreement or the transactions contemplated hereby or the actions of the Parties in the negotiation, administration, performance and enforcement of this Agreement. Each Party hereto (a) certifies that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such Party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other Parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 8.8.
8.9	Third Party Beneficiaries
The provisions of Section 5.11 and Section 8.6 are: (i) intended for the benefit of all present and former directors and officers of the applicable Party and its Subsidiaries, as and to the extent applicable in accordance with their terms, and shall be enforceable by each of such Persons and his or her heirs, executors administrators and other legal representatives (collectively, the “Third Party Beneficiaries”) and the applicable Party shall hold the rights and benefits in trust for and on behalf of the Third Party Beneficiaries and such applicable Party hereby accepts such trust and agrees to hold the benefit of and enforce performance of such covenants on behalf of the Third Party Beneficiaries; and (ii) in addition to, and not in substitution for, any other rights that the Third Party Beneficiaries may have by contract or otherwise. Except as provided in this Section 8.9, this Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.
8.10	Counterparts; Execution
This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.
8.11	Disclosure Requirements
The Parties agree to reasonably cooperate in good faith to determine whether any transaction set out in this Agreement or the Plan of Arrangement, or any transaction that may be considered to be part of the same series of transactions as the transactions set out in this Agreement or the Plan of Arrangement, is a “reportable transaction” as defined in section 237.3 of the Tax Act (as such definition is amended from time to time) or a “notifiable transaction” as defined in section 237.4 of the Tax Act (as such definition is amended from time to time) (each, a “Disclosure Requirement”), and if any such transaction is mutually determined to be required to be so reported, to cooperate to make such filings on a timely basis. Notwithstanding the foregoing, no Party shall be under any obligation not to report a transaction that it determines, acting reasonably, to be subject to a Disclosure Requirement, provided that if at any time such Party has determined, or becomes aware that an “advisor” (as defined for purposes of section 237.3 or section 237.4 of the Tax Act) has determined, that any transaction set out in this Agreement or the Plan of Arrangement, or any transaction that may be considered to be part of the same series of transactions as the transactions set out in this Agreement or the Plan of Arrangement is, are or would be subject to a Disclosure Requirement, such Party will promptly and with reasonable detail inform the other Party of the determination.
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IN WITNESS WHEREOF Neuronetics and Greenbrook have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

NEURONETICS, INC.

By:	/s/ Keith J. Sullivan
	Name:	Keith J. Sullivan
	Title:	President & CEO

GREENBROOK TMS INC.

By:	/s/ Bill Leonard
	Name:	Bill Leonard
	Title:	President and Chief Executive Officer

SCHEDULE A
FORM OF PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT

UNDER SECTION 182 OF THE
BUSINESS CORPORATIONS ACT (ONTARIO)

ARTICLE 1
INTERPRETATION
1.1	Definitions
Whenever used in this Plan of Arrangement, the following words and terms have the meanings set out below:
“affiliate” has the meaning given to it in National Instrument 45-106 – Prospectus Exemptions under Canadian Securities Laws;
“Arrangement” means the arrangement of Greenbrook under section 182 of the OBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with the terms of the Arrangement Agreement and this Plan of Arrangement or made at the direction of the Court in the Interim Order or Final Order with the consent of Neuronetics and Greenbrook, each acting reasonably;
“Arrangement Agreement” means the arrangement agreement dated as of August 11, 2024 to which this Plan of Arrangement is attached as Schedule A, and all schedules annexed thereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof;
“Arrangement Resolution” means the special resolution of Greenbrook Shareholders approving the Arrangement which is to be considered at the Greenbrook Meeting, substantially in the form of Schedule B to the Arrangement Agreement;
“Articles of Arrangement” means the articles of arrangement of Greenbrook in respect of the Arrangement required by the OBCA to be sent to the Director after the Final Order is made, which shall include this Plan of Arrangement and otherwise be in form and substance satisfactory to Neuronetics and Greenbrook, each acting reasonably;
“Authorization” means, with respect to any Person, any authorization, order, permit, approval, grant, licence, registration, consent, right, notification, condition, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction, decision, decree, by-law, rule or regulation, of, from or required by any Governmental Entity having jurisdiction over the Person;
“Business Day” means any day, other than a Saturday, a Sunday or a statutory or civic holiday in the Province of Ontario or in the State of Pennsylvania;
“Canadian Securities Laws” means the Securities Act, together with all other applicable securities Laws, rules and regulations and published policies thereunder or under the securities laws of any other province or territory of Canada;
“Certificate of Arrangement” means the certificate of arrangement to be issued by the Director pursuant to subsection 183(2) of the OBCA in respect of the Articles of Arrangement;
“Consideration” means, for each Greenbrook Share outstanding at the Effective Time, a fraction of a Neuronetics Share equal to the Exchange Ratio;
“Consideration Shares” means the Neuronetics Shares to be issued as Consideration pursuant to the Arrangement;
“Court” means the Ontario Superior Court of Justice (Commercial List);
“Depositary” means Computershare Investor Services Inc. or such other Person that Greenbrook may appoint to act as depositary for the Greenbrook Shares in relation to the Arrangement, with the approval of Neuronetics, acting reasonably;

“Director” means the Director appointed pursuant to Section 278 of the OBCA;
“Dissent Rights” has the meaning set forth in Section 4.1(a);
“Dissent Shares” means Greenbrook Shares held by a Dissenting Shareholder and in respect of which the Dissenting Shareholder has validly exercised Dissent Rights;
“Dissenting Shareholder” means a registered Greenbrook Shareholder who has validly exercised a Dissent Right and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights, but only in respect of Greenbrook Shares in respect of which Dissent Rights are validly exercised by such Greenbrook Shareholder;
“Effective Date Market Price” has the meaning specified in Section 3.1(d);
“Exchange Ratio” means the number, rounded down to the nearest five decimal places, that is equal to the quotient obtained when (A) 25,304,971 is divided by (B) the aggregate number of Greenbrook Shares issued and outstanding immediately prior to the Effective Time (including, for greater certainty, the Greenbrook Shares issued pursuant to the Greenbrook Debt Conversion and Section 3.1(a) and Section 3.1(e) of this Plan of Arrangement);
“Effective Date” means the date shown on the Certificate of Arrangement;
“Effective Time” means 3:01 a.m. (Toronto time) on the Effective Date, or such other time as the Parties agree to in writing before the Effective Date;
“Final Order” means the final order of the Court made pursuant to section 182 of the OBCA in form and substance acceptable to Neuronetics and Greenbrook, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of both Neuronetics and Greenbrook, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both Neuronetics and Greenbrook, each acting reasonably) on appeal;
“Governmental Entity” means: (a) any multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, police force, board, ministry, bureau or agency, domestic or foreign; (b) any stock exchange, including the NASDAQ; (c) any subdivision, agent, commission, board or authority of any of the foregoing; or (d) any quasi-governmental or private body, including any tribunal, commission, regulatory agency or self-regulatory organization, exercising any regulatory, antitrust, foreign investment, economic sanctions, law enforcement, expropriation or taxing authority under or for the account of any of the foregoing;
“Greenbrook” means Greenbrook TMS Inc., a corporation existing under the laws of the Province of Ontario;
“Greenbrook Board” means the board of directors of Greenbrook as the same is constituted from time to time;
“Greenbrook Debt Conversion” has the meaning specified in the Arrangement Agreement;
“Greenbrook DSU Plan” means Greenbrook’s Deferred Share Unit Plan, adopted on May 6, 2021;
“Greenbrook DSUs” means outstanding deferred share units issued under the Greenbrook DSU Plan;
“Greenbrook Equity Awards” means Greenbrook Options, Greenbrook PSUs, Greenbrook RSUs and Greenbrook DSUs;
“Greenbrook Equity Incentive Plans” means, collectively, the Greenbrook Omnibus Plan and the Greenbrook DSU Plan;
“Greenbrook Meeting” means the special meeting of Greenbrook Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set out in the Greenbrook Proxy Statement and agreed to in writing by Neuronetics;
“Greenbrook Omnibus Plan” means Greenbrook’s Amended and Restated Omnibus Equity Incentive Plan, last amended May 6, 2021;

“Greenbrook Options” means outstanding options to purchase Greenbrook Shares issued under the Greenbrook Omnibus Plan;
“Greenbrook PSUs” means outstanding performance share units issued under the Greenbrook Omnibus Plan;
“Greenbrook RSUs” means outstanding restricted share units issued under the Greenbrook Omnibus Plan;
“Greenbrook Security” means a Greenbrook Share, a Greenbrook Option, a Greenbrook PSU, a Greenbrook RSU, a Greenbrook DSU or a Greenbrook Warrant;
“Greenbrook Securityholder” means a holder of one or more Greenbrook Securities;
“Greenbrook Shareholders” means the holders of Greenbrook Shares;
“Greenbrook Shares” means the common shares in the authorized share capital of Greenbrook;
“Greenbrook Warrants” means outstanding warrants to purchase Greenbrook Shares;
“Interim Order” means the interim order of the Court made pursuant to section 182 of the OBCA in a form acceptable to Neuronetics and Greenbrook, each acting reasonably, providing for, among other things, the calling and holding of the Greenbrook Meeting, as such order may be amended by the Court with the consent of Neuronetics and Greenbrook, each acting reasonably;
“Law” or “Laws” means all laws (including common law, statutory law, or otherwise), by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgments, injunctions, determinations, awards, decrees or other legally binding requirements, whether domestic or foreign, and the terms and conditions of any Authorization of or from any Governmental Entity, and, for greater certainty, includes Canadian Securities Laws and U.S. Securities Laws and the term “applicable” with respect to such Laws and in a context that refers to one or more Persons, means such Laws as are applicable to such Persons or its business, undertaking, assets, property or securities and emanate from a Persons having jurisdiction over the Person or Persons or its or their business, undertaking, assets, property or securities;
“Letter of Transmittal” means the Letter of Transmittal(s), in a form reasonably satisfactory to Neuronetics, to be delivered by Greenbrook to Greenbrook Shareholders providing for the delivery of the Greenbrook Shareholders’ Greenbrook Shares to the Depositary;
“Liens” means any hypothecs, mortgages, pledges, assignments, liens, charges, security interests, statutory or deemed trusts, encumbrances and adverse rights or claims, other third party interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;
“Minimum Price” has the meaning specified in Section 3.1(d);
“NASDAQ” means the NASDAQ Stock Market LLC;
“Net Option Surrender Shares” has the meaning specified in Section 3.1(a);
“Net Warrant Surrender Shares” has the meaning specified in Section 3.1(e);
“Neuronetics” means Neuronetics, Inc., a corporation existing under the laws of the State of Delaware;
“Neuronetics Excess Shares” has the meaning set forth in Section 3.2(b);
“Neuronetics Shares” means shares of common stock in the authorized share capital of Neuronetics;
“Neuronetics Share Trust” has the meaning set forth in Section 3.2(b);
“OBCA” means the Business Corporations Act (Ontario);
“Person” includes an individual, partnership, association, body corporate, trustee, executor, administrator, legal representative, government (including any Governmental Entity) or any other entity, whether or not having legal status;

“Plan of Arrangement” means this plan of arrangement, subject to any amendments or variations to such plan made in accordance with the Arrangement Agreement and this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of Neuronetics and Greenbrook, each acting reasonably;
“Securities Act” means the Securities Act (Ontario) and the rules, regulations and published policies made thereunder;
“Tax Act” means the Income Tax Act (Canada);
“U.S. Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time and the rules and regulations of the SEC promulgated thereunder;
“U.S. Securities Act” means the U.S. Securities Act of 1933, as amended from time to time and the rules and regulations of the SEC promulgated thereunder;
“U.S. Securities Laws” means the U.S. Securities Act, the U.S. Exchange Act and all other applicable U.S. federal securities laws; and
“United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.
1.2	Interpretation Not Affected by Headings
The division of this Plan of Arrangement into Articles, Sections, subsections, paragraphs and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Plan of Arrangement. Unless the contrary intention appears, references in this Plan of Arrangement to an Article, Section, subsection, paragraph or Schedule by number or letter or both refer to the Article, Section, subsection, paragraph or Schedule, respectively, bearing that designation in this Plan of Arrangement.
1.3	Number and Gender
In this Plan of Arrangement, unless the contrary intention appears, words importing the singular include the plural and vice versa, and words importing gender shall include all genders.
1.4	Date for any Action
If the date on which any action is required to be taken hereunder is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.
1.5	Currency
Unless otherwise stated, all references in this Agreement to sums of money are expressed in lawful money of the United States of America and “$” refers to United States dollars.
1.6	Statutes
Any reference to a statute refers to such statute and all rules, resolutions and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.
ARTICLE 2
EFFECT OF ARRANGEMENT
2.1	Arrangement Agreement
This Plan of Arrangement is made pursuant to and subject to the provisions of the Arrangement Agreement. If there is any inconsistency or conflict between the provisions of this Plan of Arrangement and the provisions of the Arrangement Agreement, the provisions of this Plan of Arrangement shall govern.
2.2	Binding Effect
This Plan of Arrangement and the Arrangement shall, upon the filing of the Articles of Arrangement and the issuance of the Certificate of Arrangement, and without any further authorization, act or formality on the part of the Court, become effective and be binding upon Neuronetics, Greenbrook, the Depositary, all registered and beneficial Greenbrook Shareholders, including Dissenting Shareholders, all other Greenbrook Securityholders, the registrar and transfer agent of Greenbrook, and all other Persons.

ARTICLE 3
ARRANGEMENT
3.1	Arrangement
Commencing at the Effective Time, in five-minute increments, each of the following events shall occur and shall be deemed to occur consecutively in the following order, except where noted, without any further authorization, act or formality:
(a)
each Greenbrook Option (whether vested or unvested) outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, surrendered for cancellation and transferred to Greenbrook in consideration for the issuance by Greenbrook of that number of Greenbrook Shares (“Net Option Surrender Shares”), if any, equal to, rounded down to the nearest whole share: (i) the number of Greenbrook Shares subject to such Greenbrook Option immediately prior to the Effective Time minus (ii) the number of Greenbrook Shares that, when multiplied by the closing price of a Greenbrook Share on the OTCQB Market on the trading day immediately preceding the Effective Date, is equal to the aggregate exercise price of such Greenbrook Option (and in the event that such number of Greenbrook Shares is negative, it shall be deemed to be zero), and the holder of the Greenbrook Option shall be and shall be deemed to be the holder of such number of Net Option Surrender Shares, but the holder of such Greenbrook Option shall not be entitled to a certificate or other document representing the Net Option Surrender Shares so issued;

(b)
each Greenbrook PSU (whether vested or unvested), notwithstanding the terms of the Greenbrook Omnibus Plan or any award agreement governing the Greenbrook PSUs, shall immediately be cancelled for no consideration and the holder thereof shall no longer have any rights thereto;

(c)
each Greenbrook RSU (whether vested or unvested), notwithstanding the terms of the Greenbrook Omnibus Plan or any award agreement governing the Greenbrook RSUs, shall immediately be cancelled for no consideration and the holder thereof shall no longer have any rights thereto;

(d)
each Greenbrook DSU (whether vested or unvested) outstanding immediately prior to the Effective Time, notwithstanding the terms of the Greenbrook DSU Plan or any award agreement governing the Greenbrook DSUs, shall be deemed to be unconditionally fully vested, and thereafter such Greenbrook DSU shall, without any further action by or on behalf of the holder of such Greenbrook DSU, be deemed to be assigned and transferred by such holder to Greenbrook and shall immediately be cancelled in exchange for: (i) if the closing price of a Greenbrook Share on the OTCQB Market on the trading day immediately preceding the Effective Date (the “Effective Date Market Price”) is less than or equal to $0.0846 (the “Minimum Price”), a cash payment equal to the Effective Date Market Price; and (ii) if the Effective Date Market Price is greater than the Minimum Price, at the election of Neuronetics, either (A) a cash payment equal to the Effective Date Market Price, or (B) such number of Neuronetics Shares equal to the Effective Date Market Price divided by the closing price of a Neuronetics Share on the NASDAQ on the trading day immediately preceding the Effective Date, less any applicable withholdings pursuant to Section 5.3;

(e)
each Greenbrook Warrant (whether vested or unvested) outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, surrendered for cancellation and transferred to Greenbrook in consideration for the issuance by Greenbrook of that number of Greenbrook Shares (“Net Warrant Surrender Shares”), if any, equal to, rounded down to the nearest whole share: (i) the number of Greenbrook Shares subject to such Greenbrook Warrant immediately prior to the Effective Time minus (ii) the number of Greenbrook Shares that, when multiplied by the closing price of a Greenbrook Share on the OTCQB Market on the trading day immediately preceding the Effective Date, is equal to the aggregate exercise price of such Greenbrook Warrant (and in the event that such number of Greenbrook Shares is negative, it shall be deemed to be zero), and the holder of the Greenbrook Warrant shall be and shall be deemed to be the holder of such number of Net Warrant Surrender Shares, but the holder of such Greenbrook Warrant shall not be entitled to a certificate or other document representing the Net Warrant Surrender Shares so issued;

(f)
concurrently with the steps set out in Sections 3.1(a), 3.1(b), 3.1(c), 3.1(d), 3.1(e), (i) each holder of Greenbrook Options, Greenbrook PSUs, Greenbrook RSUs, Greenbrook DSUs and Greenbrook Warrants shall cease to be a holder of such Greenbrook Options, Greenbrook PSUs, Greenbrook RSUs,

Greenbrook DSUs and Greenbrook Warrants, (ii) such holder’s name shall be removed from each applicable register, (iii) the Greenbrook Equity Incentive Plans and all award agreements and certificates relating to the Greenbrook Options, Greenbrook PSUs, Greenbrook RSUs, Greenbrook DSUs and Greenbrook Warrants shall be terminated and shall be of no further force and effect, and (iv) such holder shall thereafter have only the right to receive the consideration to which they are entitled pursuant to Section 3.1(a), Section 3.1(d) and Section 3.1(e) at the time and in the manner specified in Section 3.1(a), Section 3.1(d) and Section 3.1(e), respectively;
(g)
each Dissent Share shall be deemed to be transferred and assigned by such Dissenting Shareholder, without any further act of formality on its part, to Neuronetics (free and clear of any Liens) in accordance with, and for the consideration contemplated in, Article 4 and:

(i)
such Dissenting Shareholder shall cease to be, and shall be deemed to cease to be, the registered holder of each such Dissent Share and the name of such registered holder shall be, and shall be deemed to be, removed from the register of Greenbrook Shareholders in respect of each such Dissent Share, and at such time each Dissenting Shareholder will have only the rights set out in Section 4.1;

(ii)
such Dissenting Shareholder shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign each such Dissent Share; and

(iii)
Neuronetics shall be and shall be deemed to be the holder of all of the outstanding Dissent Shares (free and clear of all Liens) and the central securities register of Greenbrook shall be, and shall be deemed to be, revised accordingly.

(h)
each Greenbrook Share outstanding immediately prior to the Effective Time (including, for greater certainty, the Greenbrook Shares issued pursuant to Section 3.1(a) and 3.1(e)) (other than any Greenbrook Shares held by Neuronetics or any of its affiliates and all Dissent Shares)) shall be deemed to be transferred and assigned by the holder thereof, without any further act or formality on its part, to Neuronetics (free and clear of any Liens) in exchange for the Consideration, subject to Sections 3.2 and 5.3, and

(i)
the registered holder thereof shall cease to be, and shall be deemed to cease to be, the registered holder of each such Greenbrook Share and the name of such registered holder shall be, and shall be deemed to be, removed from the register of Greenbrook Shareholders;

(ii)
the registered holder thereof shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign each such Greenbrook Share; and

(iii)
Neuronetics shall be and shall be deemed to be the holder of all of the outstanding Greenbrook Shares (free and clear of all Liens) and the central securities register of Greenbrook shall be, and shall be deemed to be, revised accordingly.

The events provided for in this Section 3.1 will be deemed to occur on the Effective Date, notwithstanding that certain procedures related thereto may not be completed until after the Effective Date.
3.2	No Fractional Shares
(a)
In no event shall any Greenbrook Shareholder be entitled to a fractional Neuronetics Share. Where the aggregate number of Neuronetics Shares to be issued to a Greenbrook Shareholder as consideration under the Arrangement would result in a fraction of a Neuronetics Share being issuable, the number of Neuronetics Shares to be received by such Greenbrook Shareholder shall be rounded down to the nearest whole Neuronetics Share. In lieu of any such fractional Neuronetics Share, each Greenbrook Shareholder otherwise entitled to a fractional interest in a Neuronetics Share will be entitled to receive a cash payment equal to an amount representing such Greenbrook Shareholder’s proportionate interest in the net proceeds from the sale by the Depositary on behalf of all such Greenbrook Shareholders of the Neuronetics Excess Shares.

(b)
As promptly as practicable following the Effective Time, the Depositary shall determine the excess of (i) the number of Neuronetics Shares issued and delivered to the Depositary pursuant to Article 5 representing the Consideration Shares over (ii) the aggregate number of whole Consideration Shares to be issued to Greenbrook Shareholders pursuant to Section 3.1(h) (such excess, the “Neuronetics Excess Shares”). Following the Effective Time, the Depositary shall, on behalf of the former Greenbrook Shareholders, sell the Neuronetics Excess Shares at the then prevailing prices on the NASDAQ. The sale of the Neuronetics Excess Shares by the Depositary shall be executed on the NASDAQ through one or more members firms of the NASDAQ and shall be executed in round lots to the extent applicable. The Depositary shall use its commercially reasonable efforts to complete the sale of the Neuronetics Excess Shares as promptly following the Effective Time as is practicable, consistent with obtaining the best execution of such sales in light of prevailing market conditions. Until the net proceeds of such sale or sales have been distributed to former Greenbrook Shareholders, the Depositary shall hold such proceeds in trust for such former Greenbrook Shareholders (the “Neuronetics Share Trust”). The amount of all commissions, transfer taxes and other out-of-pocket transaction costs, including expenses and compensation of the Depositary incurred in connection with such sale of Neuronetics Excess Shares shall be paid by Neuronetics. The Depositary shall determine the portion of the Neuronetics Share Trust to which each former Greenbrook Shareholder is entitled, if any, by multiplying the amount of the aggregate net proceeds composing the Neuronetics Share Trust by a fraction, the numerator of which is the amount of the fractional share interest to which such former Greenbrook Shareholder is entitled (after taking into account all Greenbrook Shares held as of immediately prior to the Effective Time by such former Greenbrook Shareholder) and the denominator of which is the aggregate amount of fractional Neuronetics Shares to which all former Greenbrook Shareholders are entitled.

(c)
As soon as practicable after the determination of the amount of cash, if any, to be paid to former Greenbrook Shareholders with respect to any fractional Neuronetics Shares, the Depositary shall make available such amounts to such former Greenbrook Shareholders.

ARTICLE 4
DISSENT RIGHTS
4.1	Dissent Rights
(d)
In connection with the Arrangement, each registered Greenbrook Shareholder may exercise rights of dissent (“Dissent Rights”) with respect to the Greenbrook Shares held by such Greenbrook Shareholder pursuant to Section 185 of the OBCA, as modified by the Interim Order, the Final Order and this Section 4.1(a); provided that, notwithstanding Section 185(6) of the OBCA, the written objection to the Arrangement Resolution referred to in Section 185(6) of the OBCA must be received by Greenbrook not later than 4:00 p.m. (Toronto time) two Business Days immediately preceding the date of the Greenbrook Meeting. Dissenting Shareholders who are:

(i)
ultimately entitled to be paid by Neuronetics the fair value for their Dissent Shares (A) shall be deemed to not to have participated in the transactions in Article 3 (other than Section 3.1(g)); (B) shall be deemed to have transferred and assigned such Dissent Shares (free and clear of any Liens) to Neuronetics in accordance with Section 3.1(g); (C) will be entitled to be paid the fair value of such Dissent Shares by Neuronetics, which fair value, notwithstanding anything to the contrary contained in the OBCA, shall be determined as of the close of business on the day before the Arrangement Resolution was adopted at the Greenbrook Meeting; and (D) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Greenbrook Shares; or

(ii)
ultimately not entitled, for any reason, to be paid by Neuronetics the fair value for their Dissent Shares, shall be deemed to have participated in the Arrangement in respect of those Greenbrook Shares on the same basis as a non-dissenting Greenbrook Shareholder and shall be entitled to receive only the Consideration from Neuronetics in the same manner as such non- Dissenting Shareholders.

(e)
In no event shall Neuronetics or Greenbrook or any other Person be required to recognize a Dissenting Shareholder as a registered or beneficial owner of Greenbrook Shares or any interest therein (other than the rights set out in this Section 4.1) at or after the Effective Time, and as at the Effective Time the names of such Dissenting Shareholders shall be deleted from the central securities register of Greenbrook.

(f)
For greater certainty, in addition to any other restrictions in the Interim Order and under Section 185 of the OBCA, none of the following shall be entitled to exercise Dissent Rights: (i) Greenbrook Shareholders who vote or have instructed a proxyholder to vote such Greenbrook Shares in favour of the Arrangement Resolution (but only in respect of such Greenbrook Shares), (ii) holders of Greenbrook Options, Greenbrook RSUs, Greenbrook PSUs, Greenbrook DSUs and Greenbrook Warrants and (iii) any other Person who is not a registered holder of Greenbrook Shares as of the record date for the Greenbrook Meeting. A Person may only exercise Dissent Rights in respect of all, and not less than all, of such Person’s Greenbrook Shares.

ARTICLE 5
DELIVERY OF CONSIDERATION
5.1	Certificates and Payments
(a)
Following receipt of the Final Order and prior to the Effective Time, Neuronetics shall deliver or cause to be delivered to the Depositary such number of Neuronetics Shares required to satisfy the aggregate Consideration payable to the Greenbrook Shareholders in accordance with Section 3.1, which Neuronetics Shares shall be held by the Depositary as agent and nominee for such former Greenbrook Shareholders for distribution to such former Greenbrook Shareholders in accordance with the provisions of this Article 5.

(b)
Upon surrender to the Depositary for cancellation of a certificate or a direct registration statement (“DRS”) Advice that immediately prior to the Effective Time represented outstanding Greenbrook Shares that were transferred pursuant to Section 3.1(h), together with a duly completed and executed Letter of Transmittal and any such additional documents and instruments as the Depositary may reasonably require, the registered holder of the Greenbrook Shares represented by such surrendered certificate or DRS Advice shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Greenbrook Shareholder a certificate or DRS Advice representing the Consideration that such Greenbrook Shareholder has the right to receive under the Arrangement for such Greenbrook Shares, less any amounts withheld pursuant to Section 5.3, and any certificate or DRS Advice so surrendered shall forthwith be cancelled.

(c)
After the Effective Time and until surrendered for cancellation as contemplated by Section 5.1(b), each certificate or DRS Advice that immediately prior to the Effective Time represented one or more Greenbrook Shares (other than Greenbrook Shares held by Neuronetics or any of its affiliates) shall be deemed at all times to represent only the right to receive in exchange therefor the Consideration that the holder of such certificate or DRS Advice is entitled to receive in accordance with Section 3.1, less any amounts withheld pursuant to Section 5.3.

(d)
Following receipt of the Final Order and prior to the Effective Time, Greenbrook shall deliver or cause to be delivered to the Depositary (unless the parties otherwise agree) sufficient funds to satisfy the aggregate amount of cash payable to the holders of the Greenbrook DSUs in accordance with Section 3.1, which cash shall be held by the Depositary as agent and nominee for such former holder of Greenbrook DSUs for distribution to such former holder of Greenbrook DSUs in accordance with the provisions of this Article 5. The delivery of such funds to the Depositary following receipt of the Final Order and prior to the Effective Time shall constitute full satisfaction of the rights of former holders of Greenbrook DSUs and such former holders of Greenbrook DSUs shall have no claim against Greenbrook or Neuronetics except to the extent that the funds delivered by Greenbrook to the Depositary (except to the extent such funds are withheld in accordance with Section 5.3) are insufficient to satisfy the amounts payable to such former holders of Greenbrook DSUs or are not paid by the Depositary to such former holders of Greenbrook DSUs in accordance with the terms hereof. As soon as practicable after the Effective Time, the Depositary shall pay or cause to be paid the amounts, less applicable withholdings, to be paid to former holders of Greenbrook DSUs pursuant to this Plan of Arrangement. Notwithstanding the foregoing, at the election of Greenbrook, Greenbrook shall be entitled to pay the cash payable to the former holders of the Greenbrook DSUs pursuant to Section 3.1(d) through its payroll service provider following the Effective Date.
5.2	Lost Certificates
In the event any certificate that immediately prior to the Effective Time represented one or more outstanding Greenbrook Shares that were transferred pursuant to Section 3.1(h) shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, the Consideration deliverable in accordance with such holder’s duly completed and executed Letter of Transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom such cash is to be delivered shall as a condition precedent to the delivery of such Consideration, give a bond satisfactory to Neuronetics and the Depositary (acting reasonably) in such sum as Neuronetics may direct, or otherwise indemnify Neuronetics and Greenbrook in a manner satisfactory Neuronetics and Greenbrook, acting reasonably, against any claim that may be made against Neuronetics and Greenbrook with respect to the certificate alleged to have been lost, stolen or destroyed.
5.3	Withholding Rights
Neuronetics, Greenbrook, any of their affiliates and the Depositary, as applicable, shall be entitled to deduct and withhold, or direct any other Person to deduct and withhold on their behalf, from any amounts otherwise payable, issuable or otherwise deliverable to any Greenbrook Securityholders and any other Person under this Plan of Arrangement or the Arrangement Agreement such amounts as are required or reasonably believed to be required to be deducted and withheld from such amounts under any provision of the Tax Act, the United States Internal Revenue Code of 1986 or any provision of any other Law. To the extent any such amounts are so deducted and withheld, such amounts shall be treated for all purposes under this Plan of Arrangement and the Arrangement Agreement as having been paid to the Person in respect of which such deduction and withholding was made; provided that such deducted and withheld amounts are actually remitted to the appropriate Governmental Entity. To the extent that the amount so required to be deducted or withheld from any amounts payable, issuable or otherwise deliverable to a Person under this Plan of Arrangement or the Arrangement Agreement exceeds the amount of cash otherwise payable to such Person, Neuronetics, Greenbrook, any of their affiliates and the Depositary are hereby authorized to sell or otherwise dispose, or direct any other Person to sell or otherwise dispose, of such portion of the non-cash consideration or non-cash amounts payable, issuable or otherwise deliverable hereunder to such Person as is necessary to provide sufficient funds to Neuronetics, Greenbrook, any of their affiliates and the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and Neuronetics, Greenbrook, any of their affiliates and the Depositary, as applicable, shall notify the relevant Person of such sale or other disposition and remit to such Person any unapplied balance of the net proceeds of such sale or other disposition (after deduction for (x) the amounts required to satisfy the required withholding under this Plan of Arrangement and the Arrangement Agreement in respect of such Person, (y) reasonable commissions payable to the broker and (z) other reasonable costs and expenses).
5.4	Distributions with respect to Unsurrendered Share Certificates
No dividend or other distribution declared or made after the Effective Time with respect to Neuronetics Shares with a record date after the Effective Time shall be delivered to the holder of any unsurrendered certificate that immediately prior to the Effective Time represented outstanding Greenbrook Shares unless and until the holder of such certificate shall have complied with the provisions of Section 5.1 or Section 5.2. Subject to applicable Law and to Section 5.3, at the time of such compliance, there shall, in addition to the delivery of Consideration to which such holder is thereby entitled, be delivered to such holder, without interest, the amount of the dividend or other distribution with a record date after the Effective Time theretofore paid with respect to such Neuronetics Shares.
5.5	Limitation and Proscription
To the extent that a former Greenbrook Shareholder shall not have complied with the provisions of Section 5.1 or Section 5.2 on or before the date that is six (6) years after the Effective Date (the “final proscription date”), then the Consideration that such former Greenbrook Shareholder was entitled to receive shall be automatically cancelled without any repayment of capital in respect thereof and the Consideration to which such former Greenbrook

Shareholder was entitled, shall be delivered to Neuronetics by the Depositary and the Neuronetics Shares forming part of the Consideration shall be deemed to be cancelled, and the interest of the former Greenbrook Shareholder in such Neuronetics Shares (and any dividend or other distribution referred to in Section 5.4) to which it was entitled shall be terminated as of such final proscription date, and the certificates formerly representing Greenbrook Shares shall cease to represent a right or claim of any kind or nature as of such final proscription date. Any payment made by way of cheque by the Depositary pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the final proscription date shall cease to represent a right or claim of any kind or nature and the right of any Greenbrook Shareholder to receive the Consideration for Greenbrook Shares pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to Neuronetics.
5.6	No Liens
Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.
5.7	Paramountcy
From and after the Effective Time: (a) this Plan of Arrangement shall take precedence and priority over any and all Greenbrook Shares and Greenbrook Equity Awards issued prior to the Effective Time; (b) the rights and obligations of the registered holders of Greenbrook Shares (other than Neuronetics or any of its affiliates) and Greenbrook Equity Awards, and of Greenbrook, Neuronetics, the Depositary and any transfer agent or other depositary in relation thereto, shall be solely as provided for in this Plan of Arrangement and the Arrangement Agreement; and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Greenbrook Shares and Greenbrook Equity Awards shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.
ARTICLE 6
AMENDMENTS
6.1	Amendments
(a)
Neuronetics and Greenbrook reserve the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that any such amendment, modification or supplement must be agreed to in writing by each of Greenbrook and Neuronetics and filed with the Court, and, if made following the Greenbrook Meeting, then: (i) approved by the Court, and (ii) if the Court directs, approved by the Greenbrook Shareholders and communicated to the Greenbrook Securityholders if and as required by the Court, and in either case in the manner required by the Court.

(b)
Subject to the provisions of the Interim Order, any amendment, modification or supplement to this Plan of Arrangement, if agreed to by Greenbrook and Neuronetics, may be proposed by Greenbrook and Neuronetics at any time prior to or at the Greenbrook Meeting, with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Greenbrook Meeting shall become part of this Plan of Arrangement for all purposes.

(c)
Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Greenbrook Meeting will be effective only if it is agreed to in writing by each of Greenbrook and Neuronetics and, if required by the Court, by some or all of the Greenbrook Shareholders voting in the manner directed by the Court.

(d)
Notwithstanding Sections 6.1(a) and 6.1(b), any amendment, modification or supplement to this Plan of Arrangement may be made by Greenbrook and Neuronetics without the approval of or communication to the Court or the Greenbrook Securityholders, provided that it concerns a matter which, in the reasonable opinion of Greenbrook and Neuronetics, is of an administrative or ministerial nature required to better give effect to the implementation of this Plan of Arrangement and is not materially adverse to the financial or economic interests of any of the Greenbrook Securityholders.

(e)	This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the Arrangement Agreement.

ARTICLE 7
FURTHER ASSURANCES
7.1	Further Assurances
Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out in this Plan of Arrangement.
ARTICLE 8
U.S. SECURITIES LAW EXEMPTION
Notwithstanding any provision herein to the contrary, Greenbrook and Neuronetics each agree that the Plan of Arrangement will be carried out with the intention that, and they will use their commercially reasonable best efforts to ensure that, all Consideration Shares issued under the Arrangement will be issued by Neuronetics in exchange for Greenbrook Shares pursuant to the Plan of Arrangement, whether in the United States, Canada or any other country, in reliance on the exemption from the registration requirements of the U.S. Securities Act, as amended, as provided by Section 3(a)(10) thereof and applicable state securities laws, and pursuant to the terms, conditions and procedures set forth in the Arrangement Agreement.

SCHEDULE B
FORM OF ARRANGEMENT RESOLUTION
BE IT RESOLVED THAT:
(1)
The arrangement (the “Arrangement”) under section 182 of the Business Corporations Act (Ontario) (the “OBCA”) involving Greenbrook TMS Inc. (“Greenbrook”), pursuant to the arrangement agreement between Greenbrook and Neuronetics, Inc. dated as of August 11, 2024, as it may be modified, supplemented or amended from time to time in accordance with its terms (the “Arrangement Agreement”), as more particularly described and set forth in the proxy statement of Greenbrook dated •, 2024 (the “Proxy Statement”), and all transactions contemplated thereby, are hereby authorized, approved and adopted.

(2)
The plan of arrangement of Greenbrook, as it has been or may be modified, supplemented or amended in accordance with the Arrangement Agreement and its terms (the “Plan of Arrangement”), the full text of which is set out as Schedule • to the Proxy Statement, is hereby authorized, approved and adopted.

(3)
The conversion of all outstanding principal amount under the credit agreement dated as of July 14, 2022 by and among Greenbrook, as borrower, certain of its subsidiaries party thereto, as guarantors, and affiliates of Madryn Asset Management LP, as lender, or otherwise into fully paid and non-assessable Greenbrook Shares pursuant to the term loan exchange agreement dated as of August 11, 2024 between Greenbrook and Madryn (the “Debt Conversion Agreement”), as more particularly described and set forth in the Proxy Statement, and all transactions contemplated thereby, are hereby authorized, approved and adopted.

(4)
The: (a) Arrangement Agreement and all of the transactions contemplated therein, (b) the Debt Conversion Agreement and all of the transactions contemplated therein; (c) actions of the directors of Greenbrook in approving the Arrangement and the Arrangement Agreement, and (d) actions of the directors and officers of Greenbrook in executing and delivering the Arrangement Agreement and the Debt Conversion Agreement and any respective modifications, supplements or amendments thereto, and causing the performance by Greenbrook of its obligations thereunder, are hereby ratified and approved.

(5)
Greenbrook is hereby authorized to apply for a final order from the Ontario Superior Court of Justice (Commercial List) (the “Court”) to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be, or may have been, modified, supplemented or amended).

(6)
Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the holders of common shares of Greenbrook (the “Greenbrook Shareholders”) entitled to vote thereon or that the Arrangement has been approved by the Court, the directors of Greenbrook are hereby authorized and empowered, without further notice to or approval of the Greenbrook Shareholders: (a) to amend, modify or supplement the Arrangement Agreement or the Plan of Arrangement to the extent permitted by their terms, and (b) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and any related transactions.

(7)
Any officer or director of Greenbrook is hereby authorized and directed, for and on behalf of Greenbrook, to execute or cause to be executed and to deliver or cause to be delivered, whether under the corporate seal of Greenbrook or otherwise, for filing with the Director under the OBCA, articles of arrangement and all such other documents and instruments and to perform or cause to be performed all such other acts and things as, in such person’s opinion, may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of any such other document or instrument or the doing of any such other act or thing.

SCHEDULE C
FORM OF NEURONETICS RESOLUTIONS
PROPOSAL 1
INCREASE IN AUTHORIZED SHARES
To approve an amendment and restatement of the Neuronetics, Inc. (“Neuronetics”) Restated Certificate of Incorporation to increase Neuronetics’ authorized shares of common stock from 200,000,000 shares to 250,000,000 shares.
PROPOSAL 2
ISSUANCE OF NEURONETICS SHARES IN CONNECTION WITH THE TRANSACTION
To approve the issuance of shares of Neuronetics common stock to Greenbrook TMS Inc.’s (“Greenbrook”) shareholders in connection with the arrangement agreement between Greenbrook and Neuronetics dated August 11, 2024, as it may be modified, supplemented or amended from time to time in accordance with its terms (the “Arrangement Agreement”).
PROPOSAL 3
INCREASE SHARES RESERVED FOR ISSUANCE UNDER THE NEURONETICS INCENTIVE PLAN
To approve an amendment to the Neuronetics Incentive Plan to increase the number of Neuronetics Shares reserved for issuance by up to 4,200,000 additional shares.
PROPOSAL 4
ADJOURNMENT OF SPECIAL MEETING
Subject to the provisions of the Arrangement Agreement, to approve the adjournment of the Neuronetics special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the amendment proposal and the share issuance proposal.

SCHEDULE 3.1
REPRESENTATIONS AND WARRANTIES OF GREENBROOK
(1)
Organization and Qualification. Greenbrook and each of its Subsidiaries is a corporation or other entity duly incorporated or organized, as applicable, and validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable, and, except as disclosed in Section (1) of the Greenbrook Disclosure Letter, has the requisite power and authority to own, lease and operate its assets and properties and to conduct its business as now owned, leased, operated and conducted. Greenbrook and each of its Subsidiaries is duly registered or otherwise authorized to carry on business in each jurisdiction in which the character of its assets and properties, whether owned, leased, licensed or otherwise held, or the nature of its activities make such registration or other authorization necessary, and has all Authorizations required to own, lease and operate its properties and assets and to conduct its business as now owned and conducted, except as to the extent that any failure of Greenbrook or any of its Subsidiaries to be so qualified, licensed or registered or to possess such Authorizations would not, individually or in the aggregate, reasonably be expected to have a Greenbrook Material Adverse Effect. True and complete copies of the constating documents of Greenbrook and its Subsidiaries were made available to Neuronetics, and Greenbrook and its Subsidiaries have not taken any action to amend or supersede such documents.

(2)
Corporate Authorization. Greenbrook has the requisite corporate power and authority to enter into this Agreement and (subject to obtaining approval of Greenbrook Shareholders of the Arrangement Resolution in the manner required by the Interim Order and approval of the Court) to perform its obligations under this Agreement and to complete the transactions contemplated by this Agreement. The execution, delivery and performance by Greenbrook of its obligations under this Agreement and the consummation of the Arrangement and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Greenbrook and no other corporate proceedings on the part of Greenbrook are necessary to authorize the execution and delivery by it of this Agreement or the consummation of the Arrangement and the other transactions contemplated hereby other than obtaining the Greenbrook Shareholder Approval, the Interim Order and the Final Order in the manner contemplated herein, the approval of the Greenbrook Board of the Greenbrook Proxy Statement and other matters relating thereto and the filing of the Articles of Arrangement with the Director.

(3)
Execution and Binding Obligation. This Agreement has been duly executed and delivered by Greenbrook, and constitutes a legal, valid and binding agreement of Greenbrook enforceable against it in accordance with its terms subject only to any limitation under bankruptcy, insolvency or other Laws affecting the enforcement of creditors’ rights generally and the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.

(4)
Governmental Authorization. The execution, delivery and performance by Greenbrook or by any of its Subsidiaries of their respective obligations under this Agreement and the consummation of the Arrangement and the other transactions contemplated hereby do not require any Authorization or other action by or in respect of, or filing with, or notification to, any Governmental Entity by Greenbrook and its Subsidiaries other than: (i) the Interim Order, and any filings required in order to obtain, and any approvals required by, the Interim Order; (ii) the Final Order, and any filings required in order to obtain the Final Order; (iii) filings with the Director under the OBCA; (iv) compliance with applicable Securities Laws, including applicable requirements of and filings with the Securities Authorities and stock exchanges; and (v) the Regulatory Approvals.

(5)
Non-Contravention. The execution, delivery and performance by Greenbrook of its obligations under this Agreement and the consummation of the Arrangement and the other transactions contemplated hereby do not and will not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition):

(a)	contravene, conflict with, or result in any violation or breach of Greenbrook’s constating documents or the organizational documents of any of its Subsidiaries;
(b)
assuming compliance with the matters referred to in Paragraph (4) above, contravene, conflict with or result in a violation or breach of any Law applicable to Greenbrook or any of its Subsidiaries, or any of their respective properties or assets;

(c)
except as disclosed in Section 5(c) of the Greenbrook Disclosure Letter, require any notice or consent or approval by any Person under, contravene, conflict with, violate, breach or constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Greenbrook or any of its Subsidiaries is entitled under, create any liability or obligation of Greenbrook or any of its Subsidiaries, or give rise to any rights of first refusal or trigger any change in control provisions or restriction under, (i) any provision of any Greenbrook Material Contract, (ii) any material Authorization to which Greenbrook or any of its Subsidiaries is a party or by which Greenbrook or any of its Subsidiaries is bound, or (iii) any other instrument binding upon Greenbrook or any of its Subsidiaries or affecting any of their respective assets, which, if triggered, would have a Greenbrook Material Adverse Effect; or

(d)	result in the creation or imposition of any Lien (other than a Permitted Lien) upon any of the properties or assets of Greenbrook or any of its Subsidiaries.
(6)	Capitalization.
(a)
The authorized capital of Greenbrook consists of an unlimited number of Greenbrook Shares and an unlimited number of preferred shares, issuable in series. As of the close of business on the date of this Agreement, there were (i) 45,602,260 Greenbrook Shares issued and outstanding, and (ii) nil preferred shares issued and outstanding. All outstanding Greenbrook Shares have been duly authorized and validly issued, are fully paid and non-assessable. All of the Greenbrook Shares issuable upon the exercise of rights under Greenbrook Equity Incentive Plans, including outstanding Greenbrook Equity Awards, Greenbrook Warrants and the Greenbrook Convertible Debt, have been duly authorized and, upon issuance in accordance with their respective terms, will be validly issued as fully paid and non-assessable and are not and will not be subject to or issued in violation of, any pre-emptive rights. No Greenbrook Shares or preferred shares have been issued and no Greenbrook Equity Awards have been granted in violation of any Law or any pre-emptive or similar rights applicable to them.

(b)
As of the date of this Agreement, there are 2,257,000 Greenbrook Options outstanding and 2,257,000 Greenbrook Shares issuable upon the exercise of all outstanding Greenbrook Options and 437,177 Greenbrook Warrants outstanding and 437,177 Greenbrook Shares issuable upon the exercise of all outstanding Greenbrook Warrants. Section (6)(b) of the Greenbrook Disclosure Letter contains a list of Greenbrook Options and Greenbrook Warrants, with details regarding the holders thereof, grant date, exercise price, whether such Greenbrook Options are vested or unvested, vesting schedule and expiry date. No Greenbrook Option or Greenbrook Warrant granted to a holder thereof that is a United States taxpayer was granted with an exercise price less than the fair market value of a Greenbrook Share on the date of grant.

(c)
As of the date of this Agreement, there are 3,934,048 Greenbrook DSUs outstanding, no Greenbrook PSUs outstanding and no Greenbrook RSUs outstanding and no Greenbrook Shares issuable upon the exercise of all outstanding Greenbrook DSUs, Greenbrook PSUs and Greenbrook RSUs. Section 6(c) of the Greenbrook Disclosure Letter contains a list of Greenbrook DSUs, Greenbrook PSUs and Greenbrook RSUs which are outstanding, with details regarding the holders thereof, grant date, whether such incentives are vested or unvested, vesting schedule, performance metrics and expiry date, each as applicable. Each Greenbrook DSU, Greenbrook PSU and Greenbrook RSU granted to a holder that is a United States taxpayer either complies or falls within an exception to Section 409A of the Code.

(d)
The Greenbrook Equity Incentive Plans and the issuance of securities thereunder have been duly authorized by the Greenbrook Board in compliance with Law and the terms of the Greenbrook Equity Incentive Plans and have been recorded on Greenbrook’s financial statements in accordance with U.S. GAAP, and no such grants involved any “back dating”, “forward dating”, “spring loading” or similar practices.

(e)
As of the date of this Agreement, Greenbrook has $113,097,121 aggregate principal amount outstanding under the Greenbrook Credit Agreement, which such amount is convertible into such number of Greenbrook Shares as calculated in accordance with the Debt Conversion Agreement. As of the date of this Agreement, Greenbrook has $9,695,000 aggregate principal amount outstanding under the Greenbrook Subordinated Convertible Notes, which such amount is convertible into such number of

Greenbrook Shares as calculated in accordance with the terms of the Greenbrook Subordinated Convertible Notes. As of the date of this Agreement, Greenbrook has $4,133,333 aggregate principal amount outstanding under the Greenbrook Neuronetics Note.
(f)
Except for rights under Greenbrook Equity Incentive Plans, including outstanding Greenbrook Equity Awards, Greenbrook Warrants and the Greenbrook Convertible Debt, there are no issued, outstanding or authorized options, equity-based awards, warrants, calls, conversion, pre-emptive, redemption, repurchase, stock appreciation or other rights, or any other agreements, arrangements, instruments or commitments of any kind that obligate Greenbrook or any of its Subsidiaries to, directly or indirectly, issue or sell any securities of Greenbrook or of any of its Subsidiaries, or give any Person a right to subscribe for or acquire, any securities of Greenbrook or of any of its Subsidiaries.

(g)
Except as disclosed in Section 6(g) of the Greenbrook Disclosure Letter, there are no obligations of Greenbrook or any of its Subsidiaries to repurchase, redeem or otherwise acquire any securities of Greenbrook or of any of its Subsidiaries or qualify securities for public distribution in Canada, the U.S. or elsewhere, or, other than as contemplated by this Agreement, with respect to the voting or disposition of any securities of Greenbrook or of any of its Subsidiaries.

(h)
There are no issued, outstanding or authorized notes, bonds, debentures or other evidences of indebtedness or any other agreements, arrangements, instruments or commitments of any kind that give any Person, directly or indirectly, the right to vote with holders of Greenbrook Shares on any matter except as required by Law.

(i)	All dividends or distributions on the securities of Greenbrook that have been declared or authorized have been paid in full.
(7)
Shareholders’ and Similar Agreements. Neither Greenbrook nor any of its Subsidiaries is subject to, or affected by, any unanimous shareholders agreement and is not a party to any shareholder, pooling, voting, or other similar arrangement or agreement relating to the ownership or voting of any of the securities of Greenbrook or of any of its Subsidiaries or pursuant to which any Person other than Greenbrook or any of its Subsidiaries may have any right or claim in connection with any existing or past equity interest in Greenbrook or in any of its Subsidiaries. None of Greenbrook or any of its Subsidiaries has in place, and Greenbrook Shareholders have not adopted or approved, any shareholders rights plan or a similar plan giving rights to acquire additional Greenbrook Shares upon execution or performance of the obligations under this Agreement.

(8)	Subsidiaries.
(a)
The following information with respect to each Subsidiary of Greenbrook is accurately set out in Section (8)(a) of the Greenbrook Disclosure Letter: (i) its name; (ii) the percentage owned directly or indirectly by Greenbrook and the percentage owned by registered holders of capital stock or other equity interests if other than Greenbrook and its Subsidiaries; and (iii) its jurisdiction of incorporation, organization or formation.

(b)
Except as disclosed in Section (8)(b) of the Greenbrook Disclosure Letter, Greenbrook is, directly or indirectly, the registered and beneficial owner of all of the outstanding common shares or other equity interests of each of its Subsidiaries, free and clear of any Liens (other than Permitted Liens) and all such shares or other equity interests so owned by Greenbrook have been validly issued and are fully paid and non-assessable, as the case may be, and no such shares or other equity interests have been issued in violation of any purchase or call option, right of first refusal, subscription right, pre-emptive right or similar rights of any Person. Except for the shares or other equity interests owned by Greenbrook in any of its Subsidiaries, Greenbrook does not own, beneficially or of record, any equity interests of any kind in any other Person.

(c)
As it relates to each Subsidiary of Greenbrook, there are no (i) outstanding subscriptions, options, warrants, rights, calls, commitments, conversion rights, rights of exchange, phantom rights, plans or other agreements providing for the purchase, issuance or sale of any equity interests of such Subsidiary, (ii) outstanding obligations, contingent or otherwise, of such Subsidiary to repurchase, redeem or otherwise acquire any equity interests of such Subsidiary, (iii) voting trusts, proxies or other agreements to which either Greenbrook is party with respect to the voting of any interests of such Subsidiary,

(iv) outstanding or authorized equity appreciation, phantom equity, profit participation or similar rights with respect to such Subsidiary or (v) bonds, debentures, notes or other indebtedness of such Subsidiary having the right to vote or consent (or, convertible into, or exchangeable for, securities having the right to vote or consent) on any matters on which Greenbrook or such Subsidiary of Greenbrook may vote.
(9)	Canadian Securities Law Matters.
(a)
Greenbrook is a “reporting issuer” under applicable Securities Laws in all of the provinces and territories of Canada, and is not in default of any material requirements of any Securities Laws applicable in such jurisdictions. No order ceasing or suspending trading in securities of Greenbrook or prohibiting the sale of such securities under Canadian Securities Laws has been issued and is currently outstanding against Greenbrook or, to the knowledge of Greenbrook, against any of its directors or officers.

(b)
Greenbrook has not taken any action to cease to be a reporting issuer in Canada nor has Greenbrook received notification from any Canadian Securities Authority seeking to revoke the reporting issuer status of Greenbrook. No Proceeding or Order for the delisting, suspension of trading in, cease trade order or other order or restriction with respect to the securities of Greenbrook is pending or, to the knowledge of Greenbrook, threatened or expected to be implemented or undertaken and, to the knowledge of Greenbrook, Greenbrook is not subject to any formal or informal review, enquiry, investigation or other Proceeding relating to any such order or restriction.

(c)
The documents comprising Greenbrook Public Documents did not at the time filed (or, if amended or superseded by a subsequent filing, on the date of such filing) with the Canadian Securities Authorities contain any misrepresentation. Except as disclosed in Section (9)(c) of the Greenbrook Disclosure Letter, since January 1, 2022, Greenbrook has timely filed with the Canadian Securities Authorities all material forms, reports, schedules, statements and other documents required to be filed by Greenbrook with the Securities Authorities. Greenbrook has not filed any confidential material change report with the Canadian Securities Authorities which at the date hereof remains confidential or any other confidential filings filed to or furnished with, as applicable, any Canadian Securities Authorities. There are no outstanding or unresolved comments in comment letters from any Canadian Securities Authorities with respect to any filings by Greenbrook with the Securities Authorities, and, to the knowledge of Greenbrook, neither Greenbrook nor any of the filings by Greenbrook with the Canadian Securities Authorities is subject of an ongoing audit, review, comment or investigation by any Canadian Securities Authorities.

(10)	U.S. Securities Law Matters.
(a)
Greenbrook is not and has not, and is not required to be and has not been required to be, registered as an “investment company” pursuant to the United States Investment Company Act of 1940, as amended.

(b)
No securities of Greenbrook are listed on any national securities exchange in the United States. The Greenbrook Shares are quoted on the OTCQB Market and are not listed or quoted on any other securities exchange or trading market other than the OTCQB Market.

(c)
Except as disclosed in Section (10)(c) of the Greenbrook Disclosure Letter, since January 1, 2022, Greenbrook has timely filed with, or furnished to, the SEC the Greenbrook SEC Documents required to be so filed or furnished. Correct and complete copies of all such Greenbrook SEC Documents are publicly available on EDGAR. To the extent that any Greenbrook SEC Document available on EDGAR contains redactions in accordance with a request for confidential treatment or otherwise, upon request, Greenbrook will make available to Neuronetics the full text of all such Greenbrook SEC Documents that it has so filed or furnished with the SEC. As of its filing or furnishing date or, if amended prior to the date of this Agreement, as of the date of the last such amendment or superseding filing (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively) each Greenbrook SEC Document filed or furnished after January 1, 2022 has complied in all material respects with applicable Laws, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Greenbrook SEC Documents. As of its filing date or, if amended or superseded by a subsequent filing prior to the date of this Agreement, as of the date of the last such amendment or superseding filing, each Greenbrook SEC Document filed pursuant to the U.S. Exchange Act after January 1, 2022 did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each Greenbrook SEC Document that is a registration statement, as amended or supplemented, if applicable, and was filed after January 1, 2022 or under which securities remain eligible to be sold was filed in accordance with the U.S. Securities Act, and, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading. As of the date of this Agreement, no amendments or modifications to the Greenbrook SEC Documents are required to be filed with, or furnished to, the SEC. No Subsidiary of Greenbrook is required to file or furnish any form, report or other document with the SEC.
(d)
Prior to the date of this Agreement, Greenbrook has delivered or made available to Neuronetics correct and complete copies of all comment letters from the SEC from January 1, 2022 through the date of this Agreement with respect to any of the Greenbrook SEC Documents, together with all written responses of Greenbrook thereto to the extent such comment letters and correspondence are not available on EDGAR. No comments in comment letters received from the SEC staff with respect to any of the Greenbrook SEC Documents remain outstanding or unresolved, and, to the knowledge of Greenbrook, none of the Greenbrook SEC Documents are subject to ongoing SEC review or investigation.

(e)	Greenbrook is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith.
(11)	Financial Statements.
(a)
The audited consolidated financial statements and the unaudited consolidated interim financial statements of Greenbrook (including, in each case, any notes or schedules to, and the auditor’s report (if any) on, such financial statements) included in the Greenbrook Public Documents fairly present, in all material respects, in conformity in all material respects with U.S. GAAP or IFRS, as applicable, applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), the consolidated financial position of Greenbrook and its Subsidiaries as of the dates thereof and their consolidated statements of operations, comprehensive income (loss), shareholders’ equity and cash flows for the periods then ended (subject to normal year-end adjustments and the absence of notes in the case of any unaudited interim financial statements), except to the extent that such financial statements were restated and refiled by Greenbrook. The supporting schedules, if any, present fairly, in all material respects, in accordance with U.S. GAAP or IFRS, as applicable, the information required to be stated therein.

(b)
Other than the result of the transactions contemplated by this Agreement or as set forth in Greenbrook’s financial statements, neither Greenbrook nor any of its Subsidiaries has any documents creating any material off-balance sheet arrangements.

(c)
Greenbrook does not intend to correct or restate and, to the knowledge of Greenbrook, there is no basis for any correction or restatement of any aspect of any of Greenbrook’s financial statements, except as has been previously restated. The selected financial data and the summary financial information included in the Greenbrook Public Documents have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Greenbrook Public Documents.

(d)
There has been no material change in Greenbrook’s accounting policies since January 1, 2022, other than conversion from IFRS to U.S. GAAP and except as described in the notes to Greenbrook’s financial statements included in the Greenbrook Public Documents.

(e)
As of the date of this Agreement, no Proceedings are pending or, to the knowledge of Greenbrook, threatened, in each case, with respect to any accounting practices of Greenbrook or any of its Subsidiaries or any malfeasance by any director or executive officer of Greenbrook or any of its Subsidiaries. Within the past three (3) years, no internal investigations with respect to accounting, auditing or revenue recognition have been conducted by Greenbrook.

(f)
Each of the principal executive officer and the principal financial officer of Greenbrook (or each former principal executive officer of Greenbrook and each former principal financial officer of Greenbrook, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 promulgated under the U.S. Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to any applicable Greenbrook SEC Documents. “Principal executive officer” and “principal financial officer” have the meanings given to such terms in the Sarbanes-Oxley Act. Greenbrook does not have, and has not arranged any, outstanding “extensions of credit” to any current or former director or executive officer within the meaning of Section 402 of the Sarbanes-Oxley Act.

(g)
Since January 1, 2022, (i) neither Greenbrook nor any of its Subsidiaries has received any written or oral complaint, allegation, assertion or claim with respect to accounting, internal accounting controls, auditing practices, procedures, methodologies or methods of Greenbrook or any of its Subsidiaries, or unlawful accounting or auditing matters with respect to Greenbrook or any of its Subsidiaries, and (ii) no attorney representing Greenbrook or any of its Subsidiaries, whether or not employed at Greenbrook or any of its Subsidiaries, has reported evidence of a violation of Securities Laws, breach of fiduciary duty or similar violation by Greenbrook or any of its Subsidiaries or any of their respective officers, directors, employees or agents to the Greenbrook Board or any committee thereof or to the general counsel or chief executive officer of Greenbrook in accordance with the rules of the SEC promulgated under Section 307 of the Sarbanes-Oxley Act.

(h)
The financial books, records and accounts of Greenbrook and each of its Subsidiaries: (i) have been maintained, in all material respects, in accordance with U.S. GAAP; (ii) are stated in reasonable detail; (iii) accurately and fairly reflect all the material transactions, acquisitions and dispositions of Greenbrook and its Subsidiaries; and (iv) accurately and fairly reflect the basis of Greenbrook’s financial statements.

(12)	Disclosure Controls and Internal Control over Financial Reporting.
(a)
Greenbrook has established and maintains a system of disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed by Greenbrook in its annual filings, interim filings or other reports filed or submitted by it under Securities Laws is recorded, processed, summarized and reported within the time periods specified in Securities Laws. Such disclosure controls and procedures include controls and procedures designed to ensure that information required to be disclosed by Greenbrook in its annual filings, interim filings or other reports filed or submitted under Securities Laws are accumulated and communicated to Greenbrook’s management, including its chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)
Greenbrook has established and maintains a system of internal control over financial reporting that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP.

(c)
Except as disclosed in Section 12(c) of the Greenbrook Disclosure Letter, there is no material weakness (as such term is defined in National Instrument 52-109 – Certification of Disclosure in Issuers’ Annual and Interim Filings) relating to the design, implementation or maintenance of its internal control over financial reporting, or fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting and the preparation of financial statements of Greenbrook. Except as disclosed in Section 12(c) of the Greenbrook Disclosure Letter, none of Greenbrook, nor any of its Subsidiaries, or to the knowledge of Greenbrook, any director, officer, auditor, accountant or representative of Greenbrook or any of its Subsidiaries has received or otherwise obtained knowledge of any material complaint, allegation, assertion, or claim, whether written or oral, regarding accounting, internal accounting controls or auditing matters, including any material complaint, allegation, assertion, or claim that Greenbrook or any of its Subsidiaries has engaged in questionable accounting or auditing practices, or any expression of concern from its employees regarding questionable accounting or auditing matters. Any material weakness set out in Section 12(c) of the Greenbrook Disclosure Letter have been remedied in all respects, except for retesting, and any material misstatements, including without limitation any misstatements in the financial statements in Fiscal 2022 and Fiscal 2023 have been corrected in all respects.

(13)
Books and Records. The corporate records and minute books of Greenbrook and its Subsidiaries contain, in all material respects, complete and accurate minutes of all meetings of the directors and shareholders, as well as other applicable registrations required by Law, since its date of incorporation, together with the full text of all resolutions of directors and shareholders passed in lieu of such meetings, duly signed.

(14)
Auditors. The auditors of Greenbrook are independent public accountants as required by applicable Laws and there is not now, and there has never been, any reportable event (as defined in National Instrument 51-102 – Continuous Disclosure Obligations) with the present or any former auditors of Greenbrook.

(15)
No Undisclosed Liabilities. There are no material liabilities or obligations of Greenbrook or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than liabilities or obligations: (i) disclosed in the financial statements set forth in the Greenbrook Public Documents; (ii) incurred in the ordinary course of business since January 1, 2024; or (iii) incurred in connection with this Agreement. The principal amount of all indebtedness for borrowed money of Greenbrook and its Subsidiaries as of the date of this Agreement, including capital leases, is disclosed in Section (15) of the Greenbrook Disclosure Letter. Neither Greenbrook nor any of its Subsidiaries have any obligations or liabilities, direct or indirect, vested or contingent in respect of any rate swap transactions, basis swaps, forward rate transactions, commodity swaps or options, equity or equity index swaps or options, bond options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions or currency option or any other similar transactions (including any option with respect to any such transactions) or any combination of such transactions.

(16)
Absence of Certain Changes or Events. Except as disclosed in the Greenbrook Public Documents, since January 1, 2023: (i) other than the transactions contemplated in this Agreement, the business of Greenbrook and of each of its Subsidiaries has been conducted in the ordinary course of business consistent with past practice; (ii) neither Greenbrook nor any of its Subsidiaries, has suffered any loss, damage, destruction or other casualty in excess of $100,000, in the aggregate, affecting any of its material properties or assets, whether or not covered by insurance; and (iii) there has not occurred any change, event, occurrence, effect or circumstance that, individually or in the aggregate with other changes, events, occurrences, effects or circumstances, has had or could reasonably be expected to have, a Greenbrook Material Adverse Effect.

(17)
Long-Term and Derivative Transactions. Except as disclosed in Section (17) of the Greenbrook Disclosure Letter, neither Greenbrook nor any of its Subsidiaries have any material obligations or liabilities, direct or indirect, vested or contingent in respect of any rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions or currency options having terms greater than 90 days or any other similar transactions (including any option with respect to any of such transactions) or any combination of such transactions.

(18)
Related Party Transactions. Except as disclosed in Section (18) of the Greenbrook Disclosure Letter, neither Greenbrook nor any of its Subsidiaries is indebted to any director, officer, employee or agent of, or independent contractor to, Greenbrook nor any of its Subsidiaries nor any of their respective affiliates or associates (except for amounts due in the ordinary course of business as salaries, bonuses, director’s fees, amounts owing under any contracting agreement with any such independent contractor or the reimbursement of expenses in the ordinary course of business). There are no Contracts (other than employment arrangements or independent contractor arrangements) with, or advances, loans, guarantees, liabilities or other obligations to, on behalf or for the benefit of, any shareholder, officer or director of Greenbrook or any of its Subsidiaries, or any of their respective affiliates or associates.

(19)
Compliance with Laws. Greenbrook and each of its Subsidiaries is, and since January 1, 2022 has been, in compliance in all material respects with Law and neither Greenbrook nor any of its Subsidiaries is, to the knowledge of Greenbrook, under any investigation with respect to, has been charged or to the knowledge of Greenbrook threatened to be charged with, or has received notice of, any violation or potential violation of any Law. To the knowledge of Greenbrook, there is no legislation, or proposed legislation published by a legislative body, which it anticipates will have a Greenbrook Material Adverse Effect. Since their respective dates of formation, neither Greenbrook nor its Subsidiaries have received from any Governmental Entity any written notice or communication which is in effect and which prevents, prohibits or makes illegal the performance of activities by Greenbrook or any of its Subsidiaries.
(20)	Authorizations and Licenses.
(a)
Greenbrook and each of its Subsidiaries own, possess or have obtained all material Authorizations that are required by Law in connection with the operation of the business of Greenbrook and each of its Subsidiaries as currently conducted, or in connection with the ownership, operation or use of assets of Greenbrook. A list of all such material Authorizations is set forth in Section (20)(a) of the Greenbrook Disclosure Letter.

(b)
Greenbrook or its Subsidiaries, (i) lawfully hold, own or use, and have complied with, all such Authorizations, (ii) each such Authorization is valid and in full force and effect, and is renewable by its terms or in the ordinary course of business without the need for Greenbrook or its Subsidiaries to comply with any special rules or procedures, agree to any materially different terms or conditions or pay any amounts other than routine filing fees; (iii) to the knowledge of Greenbrook, there are no facts, events or circumstances that may reasonably be expected to result in a failure to obtain or failure to be in compliance or in the suspension, revocation or limitation of Authorizations as are necessary to conduct the business of Greenbrook or its Subsidiaries; and (iv) to the knowledge of Greenbrook, no event has occurred which, with the giving of notice, lapse of time or both, could constitute a default under, or in respect of, any of Authorization.

(c)
No Proceeding is pending, or to the knowledge of Greenbrook, threatened, against Greenbrook or any of its Subsidiaries in respect of or regarding any such Authorization, including to modify, suspend, terminate or otherwise limit such Authorization. None of Greenbrook nor any of its Subsidiaries has received notice, whether written or oral, of revocation, non-renewal or material amendments of any such Authorization, or of the intention of any Person to revoke, refuse to renew or materially amend any such Authorization. There are no facts or circumstances which are likely to lead to the revocation, suspension, or limitation of any Authorization or to prevent Greenbrook and its Subsidiaries from obtaining any Authorization required for the conduct of their business. Neither Greenbrook nor its Subsidiaries are in default and there has been no material breach or violation, and there is no pending breach or violation, by Greenbrook or its Subsidiaries, of any Authorizations and all of such Authorizations are held by Greenbrook and its Subsidiaries free and clear of any Liens (other than Permitted Liens).

(21) Greenbrook Material Contracts.
(a)
Section (21) of the Greenbrook Disclosure Letter sets out a complete and accurate list of all of the Greenbrook Material Contracts. True and complete copies of the Greenbrook Material Contracts (including all amendments thereto) have been disclosed in the Greenbrook Data Room and no such contract has been modified, rescinded or terminated.

(b)
Each Greenbrook Material Contract is legal, valid, binding and in full force and effect and is enforceable by Greenbrook or its Subsidiary, as applicable, in accordance with its terms (subject to bankruptcy, insolvency and other Laws affecting creditors’ rights generally, and to general principles of equity). Neither Greenbrook nor any of its Subsidiaries is in breach or default under any Greenbrook Material Contract.

(c)
Greenbrook and each of its Subsidiaries has performed in all material respects all of their respective obligations required to be performed by them to date under Greenbrook Material Contracts and neither Greenbrook nor any of its Subsidiaries is in breach or default under any Greenbrook Material Contract, nor to the knowledge of Greenbrook is there any condition that with the passage of time or the giving of notice or both would result in such a breach or default.

(d)
None of Greenbrook nor any of its Subsidiaries knows of, or has received any notice (whether written or oral) of, any breach or default under nor, to the knowledge of Greenbrook, does there exist any condition which with the passage of time or the giving of notice or both would result in such a breach or default under any such Greenbrook Material Contract by any other party to a Greenbrook Material Contract.

(e)
None of Greenbrook nor any of its Subsidiaries has received any notice (whether written or oral), that any party to a Greenbrook Material Contract intends to cancel, terminate or otherwise modify or not renew its relationship with Greenbrook or any of its Subsidiaries and, to the knowledge of Greenbrook, no such action has been threatened.

(f)
Except as disclosed in Section (21)(f) of the Greenbrook Disclosure Letter, neither the entering into of this Agreement, nor the consummation of the Arrangement or the other transactions contemplated hereby will trigger any change of control or similar provision or any material right or obligation under any of the Greenbrook Material Contracts.

(22)
Title to and Sufficiency of Assets. Greenbrook and its Subsidiaries own or lease all of the material property and assets necessary for the conduct of their business as it is currently being conducted and there is no agreement, option or other right or privilege outstanding in favour of any Person for the purchase from Greenbrook or any of its Subsidiaries of any of such material property or assets. All of such material property and assets are, to the knowledge of Greenbrook, sufficient to permit the continued operation of Greenbrook’s business in substantially the same manner as currently conducted. To the knowledge of Greenbrook, there is no basis for any claim that might or could have a material adverse effect on the rights of Greenbrook to use, transfer, lease, license, operate or sell its material property or assets.

(23)	Real Property.
(a)	Neither Greenbrook nor any of its Subsidiaries (at any time that it was a Subsidiary of Greenbrook) own or have ever owned any real property.
(b)
Section (23)(b) of the Greenbrook Disclosure Letter sets out a complete and accurate list of all real property leased, subleased, licensed or otherwise occupied by Greenbrook and its Subsidiaries (collectively, the “Greenbrook Leased Properties”) in each case by reference to the tenant/licensee and landlord/licensor and municipal address. Greenbrook and its Subsidiaries have made available to Neuronetics true, complete and accurate copies of all leases, subleases, ground leases, licenses, occupancy agreements and other use agreements or arrangements relating to the Greenbrook Leased Properties together with all amendments, modifications, extensions and/or supplements thereto (each, a “Greenbrook Real Property Lease”). Greenbrook or its Subsidiaries have a valid leasehold interest in each of the Greenbrook Leased Properties free and clear of all Liens, except for Permitted Liens.

(c)
Neither Greenbrook nor its Subsidiaries are subject to any agreement or option to own any real property or any interest in any real property, or are under any agreement to become a party to any lease or license with respect to any real property.

(d)
Except as disclosed in Section 23(d) of the Greenbrook Disclosure Letter: (i) each Greenbrook Real Property Lease is binding and enforceable and in full force and effect; (ii) there are no arrears of rent under any of the Greenbrook Real Property Leases and there are no disputes between the parties to the Greenbrook Real Property Leases; (iii) neither Greenbrook nor any of its Subsidiaries nor, to the knowledge of Greenbrook or any of its Subsidiaries, any other party to the Greenbrook Real Property Leases are in breach or default under the Greenbrook Real Property Leases, and no event has occurred which, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under any of the Greenbrook Real Property Leases; (iv) neither Greenbrook nor any of its Subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in any Greenbrook Real Property Lease; and (v) neither Greenbrook nor any of its Subsidiaries has subleased, licensed or otherwise granted any Person the right to use or occupy any of the Greenbrook Leased Properties or any portion thereof. All rent and other amounts required to be paid on or prior to the date of this Agreement with respect to each Greenbrook Real Property Lease have been paid.

(e)
Neither Greenbrook nor its Subsidiaries have received any notice from any Governmental Entity that alleges that the Greenbrook Leased Properties or any portion thereof, or the current use and occupancy thereof, is not in compliance in any respect with any applicable Law, including Environmental Laws and zoning and land use Laws.

(f)
Except as disclosed in Section (23)(f) of the Greenbrook Disclosure Letter, no landlord notice or consent is required under any of the Greenbrook Real Property Leases with respect to the transaction contemplated hereby.

(24)	Intellectual Property.
(a)
Section (24)(a) of the Greenbrook Disclosure Letter sets forth all Greenbrook Owned Intellectual Property that is (i) registered, issued or subject to a pending application for registration or issuance, including patents, trademarks, service marks, copyrights and internet domain names; (ii) social media accounts and handles, or (iii) any material proprietary Software developed by or on behalf of Greenbrook or its Subsidiaries.

(b)	Greenbrook and its Subsidiaries own or otherwise have the right to use all Greenbrook Intellectual Property, free and clear of any and all Liens, except for Permitted Liens.
(c)
(i) To the knowledge of Greenbrook, all rights to the Greenbrook Owned Intellectual Property are valid, subsisting and enforceable and (ii) there is no written claim which is ongoing or to the knowledge of Greenbrook, alleged (including any opposition, re-examination or protest) which might result in any material Greenbrook Owned Intellectual Property being invalidated, revoked or the subject of a compulsory license or which otherwise challenges the ownership, validity or enforceability of such Greenbrook Owned Intellectual Property. To the knowledge of Greenbrook, there is no claim which is ongoing or alleged (including any opposition, re-examination or protest) which might result in any material Greenbrook Intellectual Property licensed by Greenbrook or its Subsidiaries (the “Greenbrook Licensed IP”) being invalidated or revoked.

(d)
To the knowledge of Greenbrook, the conduct of the business of Greenbrook and its Subsidiaries, including the provision of its services have not infringed or misappropriated any other Person’s Intellectual Property in any material manner. Neither Greenbrook nor any of its Subsidiaries is party to any Proceeding nor, to the knowledge of Greenbrook, is any Proceeding threatened, that alleges that the conduct of the business of Greenbrook or its Subsidiaries, including the provision of its services, have infringed or otherwise misappropriated any other Person’s Intellectual Property. To the knowledge of Greenbrook, no Person has infringed or misappropriated or is infringing or misappropriating the right of Greenbrook or any of its Subsidiaries in or to any of the Greenbrook Owned Intellectual Property in any material manner.

(e)	There are no material proprietary Software developed by or on behalf of Greenbrook or its Subsidiaries.
(f)
Greenbrook and its Subsidiaries have maintained and currently maintain commercially reasonable practices to protect the confidentiality of any confidential information or trade secrets disclosed to, owned or possessed by them. To the knowledge of Greenbrook, Greenbrook and its Subsidiaries are not in breach of and have not breached any material obligations or undertakings of confidentiality which they owe or have owed to any third party.

(g)
There are no settlements, injunctions, forbearances to sue, consents, judgments, or orders or similar obligations to which Greenbrook or any of its Subsidiaries is a party that: (i) restrict Greenbrook’s or any of its Subsidiaries’ use, exploitation, assertion or enforcement of any Greenbrook Intellectual Property anywhere in the world; (ii) restrict the conduct of the business of Greenbrook, any of its Subsidiaries or any of its respective employees; or (iii) grant third parties any material rights under any Greenbrook Intellectual Property. After giving effect to this Agreement and the Arrangement, no past or present director, officer, employee, consultant or independent contractor of Greenbrook or its Subsidiaries owns (or has any claim, or any right (whether or not currently exercisable) to any ownership interest, in or to) any Greenbrook Intellectual Property.

(25)
Product Liabilities. None of Greenbrook or any of its Subsidiaries has received any written claim, and to the knowledge of Greenbrook, any other claim, and, to the knowledge of Greenbrook, there are no incidents that could reasonably be expected to give rise to a claim for or based upon breach of product warranty (other than warranty service and repair claims in the ordinary course of business), strict liability in tort, negligent manufacture of product, negligent provision of services or any product complaint, adverse event report or any other similar allegation of liability, including or resulting in product recalls and including or resulting in bodily injury or property damage, arising from the provision of services, and to the knowledge of Greenbrook, there is no basis for any such claim.
(26)
Computer Systems. As of the date hereof, Greenbrook’s Computer Systems adequately meet in all material respects the immediate and anticipated data processing and other computing needs of the operations of Greenbrook and its Subsidiaries. Greenbrook and its Subsidiaries have commercially reasonable measures in place, consistent with commercially acceptable standards and practices, designed to safeguard against the unauthorized access, use, copying or modification to or of system programs and data files comprised within Greenbrook’s Computer Systems. Greenbrook and its Subsidiaries have commercially reasonable data and system back-up practices and procedures in place, consistent with commercially acceptable practices and procedures, designed to safeguard against the loss, corruption or malfunction of the data and systems of Greenbrook and its Subsidiaries. In the past twenty-four (24) months, there has been no failure or other substandard performance of any of Greenbrook’s Computer Systems that has caused a material disruption to Greenbrook or its Subsidiaries. Each of Greenbrook and its Subsidiaries, owns or has a valid right to access and use all of Greenbrook’s Computer Systems. Greenbrook, together with its Subsidiaries, possess a sufficient number of licenses for any software provided by any Person (“Third-Party Software”) and used by Greenbrook and its Subsidiaries. Neither Greenbrook nor any of its Subsidiaries is in breach or default of any Contracts pursuant to which Greenbrook or its Subsidiaries has received a license or the right to access Third-Party Software, and neither Greenbrook nor any of its Subsidiaries is using the Third-Party Software outside the scope of the license or right to access provided by any Person, and Greenbrook’s and its Subsidiaries’ use of the Third-Party Software is not in excess of the number of licenses paid for by Greenbrook and its Subsidiaries.

(27)
Cybersecurity. To the knowledge of Greenbrook, there has been no material Security Breach or other material compromise of or relating to any of Greenbrook’s Computer Systems, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology, and (a) Greenbrook has not been notified, and has no knowledge of any event or condition that would reasonably be expected to result in, any material Security Breach or other material compromise to its Computer Systems, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology; (b) Greenbrook is presently in compliance with all applicable Laws and contractual obligations relating to the privacy and security of its Computer Systems, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment and technology and to the protection of such Computer Systems, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (b), individually or in the aggregate, have a Greenbrook Material Adverse Effect; and (c) Greenbrook has implemented commercially reasonable backup technology.

(28) Privacy, Security and Anti-Spam.
(a)
Greenbrook and its Subsidiaries have complied, in all material respects, with all applicable Laws governing privacy and all applicable contractual obligations to third parties relating to privacy, data protection, processing, transfer or security of Personal Information as well as publicly posted privacy policies regarding Personal Information; and no written notices, or complaints have been received by, and, to the knowledge of Greenbrook, no claims are pending (whether by a Governmental Entity or Person), or, to the knowledge of Greenbrook, threatened against Greenbrook or any of its Subsidiaries alleging a violation of any third party’s privacy, or Personal Information including any alleged violation of applicable Laws, contractual obligations or publicly posted policies governing privacy.

(b)
Greenbrook and its Subsidiaries maintain commercially reasonable measures, including commercially reasonable steps when using vendors, appropriate written policies and procedures and appropriate organizational, physical, administrative and technical safeguards, designed to protect the privacy, confidentiality, and security of Personal Information against a Security Breach, consistent with industry practice and applicable Law. Greenbrook and its Subsidiaries periodically assess risks to the privacy, confidentiality and security of Personal Information. To the knowledge of Greenbrook, during the six (6) years prior to the date of this Agreement, (i) there have been no material Security Breaches in Greenbrook’s or any of its Subsidiaries’ or vendors’ Computer Systems, and (ii) there have been no disruptions in Greenbrook’s or any of its Subsidiaries’ Computer Systems that materially adversely affected Greenbrook’s and its Subsidiaries’ business or operations.
(c)
To the knowledge of Greenbrook, Greenbrook and its Subsidiaries (i) have operated their businesses in compliance with all Laws relating to Personal Information, including by obtaining study subject consent and/or authorization to use and disclose Personal Information for research and including medical records and medical information privacy, that regulate or limit the collection, maintenance, use, disclosure, processing or transmission of study records, medical records, patient information or other Personal Information made available to or collected by Greenbrook or its Subsidiaries in connection with the operation of its business, and (ii) have implemented all confidentiality, security and other protective measures required in connection with (i), in each case, in all material respects.

(d)
To the knowledge of Greenbrook, neither Greenbrook nor any of its Subsidiaries or vendors has experienced any breach, misappropriation, or unauthorized collection, use or disclosure of any Personal Information and all protected health information (including protected health information having the meaning set forth in 45 C.F.R. § 160.103) for which written notification was given or required to be given to any Person or Governmental Entity under applicable privacy Laws, since January 1, 2018. Neither Greenbrook nor any of its Subsidiaries or Supported Practices has shared, sold, rented or otherwise made available, and is not sharing, selling, renting or otherwise making available, to third parties any Personal Information, except to the extent, if any, permitted under applicable Laws.

(e)
Greenbrook and its Subsidiaries have obtained or will obtain any and all required rights, permissions, and consents to permit the transfer of Personal Information in connection with the transactions contemplated by this Agreement and by the Plan of Arrangement.

(29) FDA and Related Matters.
(a)
Except as disclosed in Section (29)(a) of the Greenbrook Disclosure Letter, Greenbrook: (i) is and, since January 1, 2020, has been in material compliance with all statutes, rules or regulations of the FDA and other comparable Governmental Entities applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product under development, manufactured or distributed by Greenbrook, if any; and (ii) since January 1, 2020, has not received any Form FDA 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the FDA or any Governmental Entity alleging or asserting material noncompliance with any applicable Laws set forth in Section (a)(i) above, or any licenses, certificates, approvals, clearances, exemptions, Authorizations, permits and supplements or amendments thereto required by any such applicable Laws, and to the knowledge of Greenbrook, neither the FDA nor any Governmental Entity are considering such action against Greenbrook or any of its Subsidiaries. None of Greenbrook or any of its Subsidiaries requires any additional insurance license, clinic license, laboratory license, facility license, clearance (including 510(k) clearances or pre-market notifications, pre-market approvals, investigational new drug applications or device exemptions, product recertifications, device establishment registrations, manufacturing approvals and authorizations, CE Marks, pricing and reimbursement approvals, labeling approvals, registration notifications or their foreign equivalent).

(b)
To the knowledge of Greenbrook, there are no actual or threatened enforcement actions by the FDA or any other Governmental Entity which has jurisdiction over the operations of Greenbrook or any of its Subsidiaries against Greenbrook or any of its Subsidiaries. Since January 1, 2020, neither Greenbrook nor any of its Subsidiaries has received written notice of any pending or threatened claim, audit, termination or suspension by the FDA or any other Governmental Entity which has jurisdiction over the operations of Greenbrook or any of its Subsidiaries against Greenbrook or any of its Subsidiaries, and to the knowledge of Greenbrook, no Governmental Entity is considering such action.

(c)
Since January 1, 2020, all material reports, documents, claims and notices required to be filed, maintained or furnished to the FDA or any similar Governmental Entity, including all registrations and reports required to be filed with clinicaltrials.gov, by Greenbrook or any of its Subsidiaries have been so filed, maintained or furnished. All such reports, documents, claims and notices were complete and correct in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing) such that no material liability exists with respect to the completeness or accuracy of such filing. To the extent applicable, Greenbrook has made available to Neuronetics complete and correct copies of each application or other material filing including all material related supplements, amendments, correspondence and annual reports made with any Governmental Entity made on behalf of Greenbrook or any of its Subsidiaries relating to the provision of services.
(d)
To the extent applicable, any and all preclinical studies and clinical trials being conducted by or on behalf of Greenbrook or any of its Subsidiaries, including any activities related to any planned or future studies or trials, have been and are being conducted in compliance in all material respects with experimental protocols, procedures and controls pursuant to applicable Laws, rules and regulations, including the applicable requirements of Good Laboratory Practices, Good Clinical Practices, all applicable requirements relating to protection of human subjects contained in 21 C.F.R. Parts 50, 54, and 56, any conditions, restrictions or limitations imposed on any Authorization, and all applicable registration and publication requirements (including, if applicable, registration on http://clinicaltrials.gov) and any non-U.S. equivalents thereof, as applicable. As of the date hereof, no studies or trials that have been conducted or are currently being conducted have or have had results that undermine in any material respect the study results described or referred to in any documents filed with or furnished to the SEC filed prior to the date hereof, when viewed in the context in which such results are described and the state of development. Neither Greenbrook nor any of its Subsidiaries has received any notices, correspondence or other communication from the FDA, any other Governmental Entity, or an Institutional Review Board requiring the termination, suspension or material modification of any ongoing or planned studies in clinical development conducted by, or on behalf of, Greenbrook or any of its Subsidiaries, or in which Greenbrook or any of its Subsidiaries has participated and to the knowledge of Greenbrook, neither the FDA, nor any other Governmental Entity, nor an Institutional Review Board is considering such action.

(e)
Since January 1, 2020, the development, manufacture, labeling and storage, as applicable, of materials by Greenbrook or any of its Subsidiaries has been and is being conducted in compliance in all material respects with all applicable Laws including the FDA’s current Good Laboratory Practices, Good Manufacturing Practices and Good Clinical Practices.

(f)
Neither Greenbrook nor any of its Subsidiaries nor, to the knowledge of Greenbrook, any of its officers, employees, agents or clinical investigators (i) made an untrue statement of a material fact or fraudulent statement to the FDA or any Governmental Entity, (ii) failed to disclose a material fact required to be disclosed to the FDA or any Governmental Entity, or (iii) committed any other act, made any statement or failed to make any statement, that (in any such case) would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. Neither Greenbrook nor any of its Subsidiaries nor, to the knowledge of Greenbrook, any of its officers, employees or agents have been convicted of any crime or engaged in any conduct that has resulted in or would reasonably be expected to result in (i) debarment under 21 U.S.C. Section 335a or any similar Law or (ii) exclusion under 42 U.S.C. Section 1320a-7 or any similar Laws.

(g)	Neither Greenbrook nor any of its Subsidiaries has marketed, advertised, sold or commercialized any product or is currently marketing, selling or otherwise commercializing any product.
(h)
Neither Greenbrook nor any of its Subsidiaries is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders or similar agreements with or imposed by any Governmental Entity.

(30)	Healthcare Regulatory Compliance.
(a)
Except as disclosed in Section (30)(a) of the Greenbrook Disclosure Letter, Greenbrook, each of its Subsidiaries, each Supported Practice, each Licensed Provider and, to the knowledge of Greenbrook, each Owner Physician is, and at all times since January 1, 2020, has been, in material compliance with all applicable Healthcare Laws and, as of the date of this Agreement, there is no civil, criminal, administrative, or other action, subpoena, suit, demand, claim, hearing, proceeding, oral or written notices or inquiries, or demand pending, received by or overtly threatened in writing against Greenbrook, any of its Subsidiaries or the Supported Practices related to such applicable Healthcare Laws. None of Greenbrook, its Subsidiaries, the Supported Practices, Licensed Providers or, to the knowledge of Greenbrook, Owner Physicians has been subject to any adverse inspection, survey, inquiry, finding, investigation, penalty assessment, judgment, audit or other compliance or enforcement action. None of Greenbrook, its Subsidiaries, the Supported Practices, Licensed Providers or, to the knowledge of Greenbrook, Owner Physicians or any of their respective employees or contractors has received any written or, to the knowledge of Greenbrook, verbal notice or communication from any Governmental Entity or any Medicare, Medicaid or TRICARE program, any other federal or state health program (as defined in 42 U.S.C. § 1320a-7b(f)) or other similar federal, state or local reimbursement or governmental program alleging or concluding material non-compliance with the Healthcare Laws.
(b)
Since January 1, 2020, none of Greenbrook, its Subsidiaries, the Supported Practices, Licensed Providers or, to the knowledge of Greenbrook, Owner Physicians has engaged in an unlawful or unauthorized practice of medicine or other professionally licensed activities through any web sites sponsored or operated, or formerly sponsored or operated, by Greenbrook or any of its Subsidiaries. All services and items provided to patients by Greenbrook, each of its Subsidiaries, each Supported Practice and each Licensed Provider has at all times since January 1, 2020 been provided in material compliance with applicable Laws and Authorizations.

(c)
Except as disclosed in Section (30)(c) of the Greenbrook Disclosure Letter, since January 1, 2018, all claims submitted to any Medical Reimbursement Programs, and the coding and billing practices of (or on behalf of), Greenbrook, each Subsidiary, Supported Practice and Licensed Provider have in all material respects been in compliance with all Healthcare Laws, applicable contracts and Medical Reimbursement Program billing guidelines. Since January 1, 2018, all billings submitted by Greenbrook, each Subsidiary, Supported Practice and Licensed Provider have been for goods actually sold and services actually performed for eligible patients and beneficiaries in accordance with the applicable payment rates of the applicable Medical Reimbursement Program, and, except as disclosed in Section (30)(c) of the Greenbrook Disclosure Letter, Greenbrook, each Subsidiary, Supported Practice and Licensed Provider maintain sufficient documentation required to support such billings. Except for refunds in the ordinary course of business that, individually or in the aggregate, are not material or, except as disclosed in Section (30)(c) of the Greenbrook Disclosure Letter, Greenbrook, each Subsidiary, Supported Practice and Licensed Provider, and their respective agents, have not since January 1, 2018 billed or received any payment in excess of amounts allowed by any applicable Healthcare Law, Contract or billing guideline. To the knowledge of Greenbrook, Greenbrook, each Subsidiary, Supported Practice and Licensed Provider has in all material respects timely, completely, and accurately filed all reports, data and other information required to be filed with any Medical Reimbursement Program or Governmental Entity. Greenbrook, each Subsidiary, Supported Practice and Licensed Provider and their respective agents have paid or caused to be paid all known and undisputed refunds or overpayments which have become due to any Medical Reimbursement Program or patient within the timeframes set forth and in accordance with applicable Laws and the patient refund policy of Greenbrook, each Subsidiary, and each Supported Practice. Except as disclosed in Section (30)(c) of the Greenbrook Disclosure Letter, Greenbrook, each Subsidiary and Supported Practice, and their respective agents, have not been the subject of, or received any notice of, any focused reviews, Recovery Audit Contractor or other Medicare Program Integrity contractor audits, Medicaid Integrity Program audits or other audits with respect to any Medical Reimbursement Program or otherwise received any notice or request for repayment or refund in excess of $10,000. Without limiting the generality of the foregoing, except to the extent disclosed by Greenbrook, none of Greenbrook, any Subsidiary, Supported Practice, or any of their respective directors, managers, officers, owners, employees, shareholders, members, agents, or contractors is or has been: (i) debarred, excluded or suspended from participating in any Medical Reimbursement Program; (ii) subject to a civil monetary penalty assessed under Section 1128A of the Social Security Act, sanctioned, indicted or convicted of a crime, or pled nolo contendere or to sufficient facts, in connection with any allegation or violation of any Medical Reimbursement Program requirement or Healthcare Law; (iii) listed on the General Services Administration published list of parties excluded from federal procurement program and nonprocurement programs; (iv) engaged in any activity or entered into any Contracts or other arrangements involving Greenbrook or its Subsidiaries or Supported Practices which are prohibited under the Federal Anti-Kickback Statute, 42 U.S.C. § 1320a-7b(b), and/or the regulations promulgated thereunder, or applicable state or local fraud and abuse statutes or regulations; or (v) engaged in a prohibited “financial relationship,” as that term is defined by the Stark Law or applicable state or local self-referral statutes or regulations, with a physician or an immediate family member of a physician if such physician refers patients to Greenbrook or any Subsidiary of Greenbrook or Supported Practice, unless such financial relationship meets an exception to the Stark Law or applicable state or local self-referral statutes or regulations. No person has filed against Greenbrook, any of its Subsidiaries or the Supported Practices an action relating to Greenbrook under any qui tam action or federal or state whistleblower statute, including under the False Claims Act of 1863 (31 U.S.C. § 3729 et seq.).
(d)
To the knowledge of Greenbrook, current contractual and other arrangements of Greenbrook, each of its Subsidiaries, and each Supported Practice, including each Management Services Agreement, comply with all applicable Laws, including applicable Healthcare Laws, except where any such failure to comply, individually or in the aggregate, could not reasonably be expected to result in a Greenbrook Material Adverse Effect.

(e)
Neither Greenbrook, any of its Subsidiaries, any Supported Practice or any respective officer, affiliate or managing employee thereof, in such capacity on behalf of any such Person, directly or indirectly, has: (i) offered or paid or solicited or received any remuneration, in cash or in kind, or made any improper financial arrangements, in violation of any Healthcare Law; (ii) given any gift or gratuitous payment of any kind, nature or description (whether in money, property or services) in violation of any Healthcare Law; (iii) established or maintained any unrecorded account or asset for any purpose or made any misleading, false or artificial entries on any of its books or records in violation of Healthcare Laws; or (iv) made any payment to any Person with the intention that any part of such payment would be in violation of any Healthcare Law. None of Greenbrook, its Subsidiaries, Supported Practices, Licensed Providers, or their respective agents, have: (i) been served with or received any search warrant, subpoena, civil investigative demand or other written or oral contact or notice from any Governmental Entity regarding any alleged or actual violation of or noncompliance with any Healthcare Laws, (ii) received any written complaints from any employee, independent contractor, vendor, physician, patient or other person alleging that such party has violated, or is currently in violation of, any Healthcare Law, (iii) except as disclosed in Section (30)(e) of the Greenbrook Disclosure Letter, made any voluntary disclosure to the Office of the Inspector General of the U.S. Department of Health and Human Services (the “OIG”), the Centers for Medicare & Medicaid Services, or any Medicare Administrative Contractor, Medicaid program or other Governmental Entity relating to any Medical Reimbursement Program regarding a violation of any Healthcare Law, (iv) entered into any written or oral agreement or settlement with any Governmental Entity with respect to noncompliance with or violation of any Healthcare Laws, (v) been party to a corporate integrity agreement with the OIG or any similar agreement with any Governmental Entity, or (vi) reporting obligations pursuant to any settlement agreement or compliance programs, plans, or agreements entered into with the OIG or any Governmental Entity.

(f)
Greenbrook and each of its Subsidiaries maintains and adheres to, and, pursuant to the terms of the applicable Management Services Agreement, requires each Supported Practice to maintain and adhere to, and, to the knowledge of Greenbrook, each Supported Practice maintains and adheres to, commercially reasonable compliance policies and procedures that are designed to promote compliance with and to detect, prevent, and address material violations of applicable Laws, including all material Healthcare Laws, applicable to it and/or its assets, business or operations. Neither Greenbrook nor any of its Subsidiaries, nor, to the knowledge of Greenbrook, no Supported Practice, is aware of any complaints from employees, independent contractors, vendors, physicians, customers, patients, or other Persons that could reasonably be considered to indicate a violation of any applicable Law, including any applicable Healthcare Law, which could be reasonably expected, individually or in the aggregate, to result in a Greenbrook Material Adverse Effect. To the extent applicable and available, a correct and complete copy of each current compliance program of Greenbrook, each Subsidiary and each Supported

Practice has been made available to Neuronetics, and Greenbrook, each Subsidiary and each Supported Practice is, and has in the last four (4) years been, in material compliance with such program, and have adequately trained staff to oversee the functioning of its compliance program.
(g)
Section (30)(g) of the Greenbrook Disclosure Letter sets forth, as of the Effective Date, the Persons who own a Supported Practice. (i) Each Owner Physician holds, and, at all relevant times, has held, an unlimited license to practice medicine in the state in which the applicable Supported Practices are located and remain in good standing with the Board of Medicine of the State in which the applicable Supported Practices are located if licensure by a physician owner is required in that state (for the purposes of this provision, each Owner Physician will hold at least one unlimited license to practice medicine issued by a state); and (ii) there is no pending or, to the knowledge of Greenbrook, threatened disciplinary proceeding or action against any Owner Physician’s license to practice medicine and such Owner Physician’s license has not been suspended, revoked, terminated, restricted, or otherwise limited. To the extent any Owner Physician is actively engaged in the practice of medicine, such Owner Physician, to the knowledge of Greenbrook: (A) maintains a policy of professional liability insurance in such amounts and with such limits as required by state law to cover any professional medical services rendered by such Owner Physician on behalf of the Supported Practice; and (B) is eligible to participate in any material Medical Reimbursement Program, as applicable.

(h)
Section (30)(h) of the Greenbrook Disclosure Letter sets forth, as of the Effective Date, all Management Services Agreements of Greenbrook and its Subsidiaries, and each such Management Services Agreement is in full force and effect in all material respects. Greenbrook does not have any knowledge of any pending amendments or threatened termination of any of the Material MSAs.

(i)
Each Supported Practice, and, to the knowledge of Greenbrook, Licensed Provider, that participates in any applicable Medical Reimbursement Program is qualified for participation in the Medical Reimbursement Program and has a current and valid provider or supplier Contract with such programs. Since January 1, 2020, each Supported Practice has, in all material respects, complied with all applicable Law related to such Medical Reimbursement Program and is not in breach of or default under any such Contract. Since January 1, 2020, no event has occurred, is pending or has been threatened, which, after the giving of notice, lapse of time or otherwise, would constitute a material breach or default by any Supported Practice to such Contract. Complete and correct copies have been made available to Neuronetics of (i) all audit, survey or inspection reports received outside of the ordinary course of business by any Supported Practice or their respective agents from any Governmental Entity or Medical Reimbursement Program, and all written responses thereto, and (ii) all correspondence and documents relating to any audits, investigations, reviews or overpayment demands outside of the ordinary course of business. Since January 1, 2020, all coding and billing policies, arrangements, protocols and instructions of Greenbrook, each of its Subsidiaries and each Supported Practice comply with requirements of the applicable Medical Reimbursement Programs in which such Person participates, if any, and are administered by properly trained personnel, in each case except where any such failure to comply, individually or in the aggregate, could not reasonably be expected to result in a Greenbrook Material Adverse Effect. Without limiting the generality of the foregoing: (i) except as disclosed in Section (30)(i) of the Greenbrook Disclosure Letter, there is no audit, claim review, or other action pending or, to the knowledge of Greenbrook, threatened, that could result in the repayment of Receivables, or the imposition of any material penalties, from any Medical Reimbursement Program and, in each case, neither Greenbrook, any of its Subsidiaries nor any Supported Practice has received notice of, any such audit, claim review or other action, in each case except to the extent that it could not reasonably be expected to result, individually or in the aggregate, in a Greenbrook Material Adverse Effect; and (ii) Greenbrook, each of its Subsidiaries, each Supported Practice and each Licensed Provider holds in full force and effect all participation agreements, provider or supplier agreements, enrollments, accreditations, and/or billing numbers that are necessary for participation in, and eligibility to receive reimbursement from, all material Medical Reimbursement Programs in which it participates, if any, in each case, except to the extent that it could not reasonably be expected, individually or in the aggregate, to result in a Greenbrook Material Adverse Effect.

(31)
Restrictions on Conduct of Business. Except as disclosed in Section (31) of the Greenbrook Disclosure Letter, neither Greenbrook nor any of its Subsidiaries is a party to or bound by any non-competition agreement, any non-solicitation agreement, or any other agreement, obligation, judgment, injunction, order or decree which purports to: (i) limit in any material respect the manner or the localities in which all or any portion of the business of Greenbrook or its Subsidiaries are conducted; (ii) limit any business practice of Greenbrook or any of its Subsidiaries in any material respect; or (iii) other than area of mutual interest agreements, bidding agreements or similar agreements entered into in the ordinary course of business, restrict any acquisition or disposition of any property by Greenbrook, or by any of its Subsidiaries, in any material respect.
(32)
Litigation. There are no Proceedings pending, or, to the knowledge of Greenbrook threatened, against or involving Greenbrook or any of its Subsidiaries, or affecting any of their respective properties or assets by or before any Governmental Entity, nor, to the knowledge of Greenbrook, are there any events or circumstances which could reasonably be expected to give rise to any Proceeding, other than Proceedings that would not reasonably be expected to have a Greenbrook Material Adverse Effect. There is no bankruptcy, liquidation, winding-up or other similar Proceeding pending or in progress, or, to the knowledge of Greenbrook, threatened against or relating to Greenbrook or any of its Subsidiaries before any Governmental Entity. Neither Greenbrook nor any of its Subsidiaries, nor any of their respective properties or assets is subject to any outstanding judgment, order, writ, injunction or decree that would have or would be reasonably expected to have, individually or in the aggregate, a Greenbrook Material Adverse Effect or that would or would be reasonably expected to prevent or delay the consummation of the Arrangement or the transactions contemplated hereby.

(33)	Environmental Matters.
(a)	Greenbrook and each of its Subsidiaries has been and is in compliance, in all material respects, with all, and has not violated, in any material respect, any, Environmental Laws;
(b)
Greenbrook and its Subsidiaries are in possession of, and in compliance with, all material Authorizations required by Environmental Laws that are required to own, lease, develop and operate their respective assets and properties and to conduct their respective businesses, as now conducted;

(c)
to the knowledge of Greenbrook, there has been no Release of Hazardous Substances from the properties used by Greenbrook and its Subsidiaries to operate their business or for which Greenbrook could reasonably be held responsible pursuant to Environmental Laws;

(d)
Greenbrook has made available to Neuronetics copies of all reports, documents, data and correspondence with environmental regulators and any other material related to environmental matters affecting Greenbrook and/or its Subsidiaries;

(e)
there are no pending claims or, to the knowledge of Greenbrook, threatened claims, directives, complaints, inspections, orders, demands, or notices against Greenbrook nor any of its Subsidiaries arising out of any Environmental Laws, including claims to revoke, terminate or suspend any environmental Authorization; and

(f)
there are no claims and there are no existing facts or circumstances that would be expected to result in any environmental Authorization of Greenbrook or any of its Subsidiaries to be revoked or modified.

(34)	Employees and Labour Matters.
(a)
The Greenbrook Data Room contains a true, correct and complete list of every Greenbrook Employee as of the date of this Agreement, setting out, whether actively at work or not (and expected return to work date if not), their salaries, target commissions or bonuses, positions, status as full-time or part-time employees, location of employment, start date, whether such individual is on a time limited visa or work permit, and whether such position is exempt or non-exempt from overtime pay in the jurisdiction in which the Greenbrook Employee works.

(b)
To the knowledge of Greenbrook, all Greenbrook Employees and Contractors engaged by Greenbrook or any of its Subsidiaries are authorized to work in the jurisdiction in which they are working and have appropriate documentation demonstrating such authorization. To the knowledge of Greenbrook, each

Person who requires a visa, employment pass or other required permit to work in the jurisdiction in which he/she is working has produced a current visa, employment pass or such other required permit to Greenbrook or its Subsidiary and possesses all necessary permission to remain in such jurisdiction and perform services in such jurisdiction.
(c)
Greenbrook and its Subsidiaries are, and for the past three (3) years have been, in compliance with all applicable Laws respecting employment, including employment standards, labour, human rights, pay equity, harassment (including sexual harassment), immigration, workers’ compensation and occupational health and safety, except where any failure to so comply could not reasonably be expected to result in a Greenbrook Material Adverse Effect, and there are no material outstanding Proceedings, Orders or other actions or, to the knowledge of Greenbrook, material threatened Proceedings, Orders or other actions under any such applicable Law.

(d)
All amounts due or accrued for all salaries, wages, bonuses, commissions, vacation with pay, sick days, termination and severance pay and benefits under Greenbrook Benefit Plans have either been paid or are accurately reflected in the books and records of Greenbrook or its applicable Subsidiary.

(e)
Except for any consideration payable pursuant to a Greenbrook Benefit Plan in effect as of the date hereof which has been disclosed to Neuronetics in Section (34)(e) of the Greenbrook Disclosure Letter, or as contemplated pursuant to the Arrangement, there are no change of control payments, golden parachutes, severance payments, retention payments or agreements with current or former Greenbrook Employees, Contractors or directors providing for cash or other compensation or benefits, in any case, which become payable upon the consummation of the Arrangement or any other transaction contemplated by this Agreement.

(f)
During the past three (3) years, each of Greenbrook and its Subsidiaries has properly characterized retained individuals as either employees or independent contractors for the purposes of Taxes, except where any failure to do so could not reasonably be expected to result in a Greenbrook Material Adverse Effect, and none of Greenbrook nor any of its Subsidiaries has received any notice from any Governmental Entity disputing such classification that has not been resolved as of the date of this Agreement.

(g)	Neither Greenbrook nor any of its Subsidiaries is a party to any labour, collective bargaining, works council, employee association or similar agreement.
(h)	To the knowledge of Greenbrook, there is no organizing activity involving Greenbrook or any of its Subsidiaries pending or threatened by any labour organization or group of employees.
(i)
There are no labour disputes pending against or involving Greenbrook or any of its Subsidiaries, and there have been no such disputes in the past three (3) years, in any case, that could reasonably be expected to result in a Greenbrook Material Adverse Effect. Neither Greenbrook nor any of its Subsidiaries are currently engaged in any Unfair Labor Practice (as defined in the National Labor Relations Act or applicable provincial labour Laws in Canada), and there are no material Unfair Labor Practice charges, grievances or complaints pending, in any case, that could reasonably be expected to result in a Greenbrook Material Adverse Effect.

(j)
Except for any such pending or threatened Proceeding that could not reasonably be expected to result in a Greenbrook Material Adverse Effect, there is not, nor has there been for the last three (3) years, (i) any Proceeding pending or, to the knowledge of Greenbrook, threatened in writing by or before any Governmental Entity with respect to Greenbrook or any of its Subsidiaries concerning employment-related matters or (ii) any Proceeding pending or, to the knowledge of Greenbrook, threatened in writing against or affecting Greenbrook or any of its Subsidiaries brought by any current or former applicant, employee or independent contractor of Greenbrook or any of its Subsidiaries.

(k)
There are no outstanding assessments, penalties, fines, Liens, charges, or surcharges due or owing pursuant to any workplace safety and insurance legislation that could reasonably be expected to result in a Greenbrook Material Adverse Effect, and neither Greenbrook nor any of its Subsidiaries has been reassessed under such legislation during the past three (3) years that could reasonably be expected to result in a Greenbrook Material Adverse Effect, and, to the knowledge of Greenbrook, no audit of Greenbrook or any of its Subsidiaries is currently being performed pursuant to any applicable workplace safety and insurance legislation.
(l)
As of the date of this Agreement, no Greenbrook Senior Employee has provided written notice to Greenbrook or any of its Subsidiaries that he or she intends to resign, retire or terminate his or her employment with Greenbrook or any of its Subsidiaries as a result of the transactions contemplated by this Agreement or otherwise within the twelve (12) month period following the date of this Agreement.

(m)
To the knowledge of Greenbrook, no Greenbrook Employee (i) is subject to any non-competition, non-solicitation, nondisclosure, confidentiality, employment, consulting or similar agreement with any other Person in material conflict with the present and proposed business activities of Greenbrook or any of its Subsidiaries, except agreements between Greenbrook Senior Employees and Greenbrook or any of its Subsidiaries or (ii) is in material violation of any common law nondisclosure obligation or fiduciary duty relating to the ability of such individual to work for Greenbrook or any of its Subsidiaries or the use of trade secrets and proprietary information.

(n)
Neither Greenbrook nor any of its Subsidiaries has implemented any material reductions in hours, furloughs, or salary reductions that would reasonably be expected to (i) cause any Greenbrook Employee currently classified as “exempt” under applicable federal, provincial or state law to lose such “exempt” status, or (ii) cause any Greenbrook Employee’s compensation to fall below the applicable federal, provincial, state or local minimum wage.

(o)
No officer, director or management level employee of Greenbrook or any of its Subsidiaries is the subject of a pending or, to the knowledge of Greenbrook, threatened Proceeding involving an allegation of workplace sexual harassment or assault. During the past three (3) years, neither Greenbrook nor any of its Subsidiaries has entered into any settlement agreements related to allegations of workplace sexual harassment or misconduct by: (a) any current executive officer, director or management level employee; or (b) former executive officer, director or management level employee.

(35)	Greenbrook Benefit Plans.
(a)
Section (35)(a) of the Greenbrook Disclosure Letter sets forth a true, complete and accurate list of all Greenbrook Benefit Plans. Greenbrook has made available to Neuronetics true and correct copies of the documents governing all such Greenbrook Benefit Plans, as amended, and to the extent applicable:

(i)
the three (3) most recent annual reports on Form 5500 and all schedules thereto, and the most recent of any other annual information returns filed with Governmental Entities in respect of each Greenbrook Benefit Plan for which such filing is required by applicable Law;

(ii)	the most recent accounting and certified financial statement of each Greenbrook Benefit Plan for which such statement is made;
(iii)	the most recent summary plan description and summary of material modifications;
(iv)
each plan document, and in the case of unwritten Greenbrook Benefit Plans written descriptions of the material terms thereof, current trust agreement, insurance contract or policy, group annuity contract and any other funding arrangement documents relating to such Greenbrook Benefit Plan (including all amendments, restatements or replacements since their establishment);

(v)	the most recent actuarial reports, financial statements or valuation reports;
(vi)	a current Internal Revenue Service opinion or favourable determination letter;
(viii)	all material non-routine correspondence to or from any Governmental Entity in the past three (3) years relating to any Greenbrook Benefit Plan; and
(ix)	all non-discrimination tests for each Greenbrook Benefit Plan for the three (3) most recent plan years.
(b)	Each Greenbrook Benefit Plan (and each related trust, insurance contract, and fund) has been maintained, funded, and administered at all times in accordance with the terms of such Greenbrook

Benefit Plan, the terms of any applicable collective bargaining agreement, and all applicable Laws, in each case, in all material respects, and there has not been any notice issued by any Governmental Entity questioning, challenging or investigating such compliance in the past three (3) years. No act or omission has occurred and no condition exists with respect to any Greenbrook Benefit Plan that would subject Greenbrook, Neuronetics or any of its affiliates to any fine, penalty, Tax or other liability imposed under ERISA, the Code, the Tax Act, or other applicable law, including Section 4980H of the Code, that could reasonably be expected to result in a material liability to Greenbrook, Neuronetics or any of its affiliates.
(c)
No Greenbrook Benefit Plan is or is intended to be a “registered pension plan”, a “retirement compensation arrangement”, a “deferred profit sharing plan”, a “tax-free savings account” or a “pooled registered pension plan” as such terms are defined under the Tax Act.

(d)
Each Greenbrook Benefit Plan that is a “non-qualified deferred compensation plan” (as such term is defined in Section 409A(d)(1) of the Code) has been administered, maintained, and operated in both documentary and operational compliance with Section 409A of the Code and applicable guidance issued thereunder, except where any failure to so comply could not reasonably be expected to result in a material liability to Greenbrook. Greenbrook and each of its Subsidiaries and ERISA Affiliates have complied with the Consolidated Omnibus Budget Reconciliation Act of 1985, the Health Insurance Portability and Accountability Act of 1996 and the Family Medical Leave Act of 1993, except where any failure to so comply could not reasonably be expected to result in a Greenbrook Material Adverse Effect. To the knowledge of Greenbrook, no fact or circumstance exists which could adversely affect the registered status of any such Greenbrook Benefit Plan which is required to be registered.

(e)
All contributions, premiums or taxes required to be made or paid by Greenbrook or any of its Subsidiaries, as the case may be, under the terms of each Greenbrook Benefit Plan or by applicable Law have been made, in accordance with the terms of the applicable Greenbrook Benefit Plan and as required by all applicable Law, in each case, in all material respects. There are no unpaid material contributions due prior to the date of this Agreement with respect to any Greenbrook Benefit Plan that are required to have been made in accordance with such Greenbrook Benefit Plan, any related insurance contract or any applicable Law, and all material contributions due have been timely made, or to the extent not yet due, have been properly accrued on the applicable balance sheet in accordance with the applicable Greenbrook Benefit Plan and Law.

(f)
There are no Proceedings pending or, to the knowledge of Greenbrook, threatened with respect to the Greenbrook Benefit Plans (other than routine claims for benefits) that could reasonably be expected to result in a material liability to Greenbrook, and, to the knowledge of Greenbrook, no event has occurred or facts or circumstances exist that could result in such a Proceeding.

(g)
No insurance policy or any other agreement with respect to any Greenbrook Benefit Plan requires or permits a retroactive increase in contributions, premiums or other payments due under such insurance policy or agreement that could reasonably be expected to result in a material liability to Greenbrook.

(h)
No Greenbrook Benefit Plan is, or, within the last three (3) years, has been subject to any investigation, examination, audit or other proceeding, or Proceeding initiated by any Governmental Entity, the subject of an application or filing under, or is a participant in, a government-sponsored amnesty, voluntary compliance, self-correction or similar program.

(i)
Except as disclosed in Section (35)(i) of the Greenbrook Disclosure Letter, none of the Greenbrook Benefit Plans provide retiree or post-termination health or welfare benefits to retired or terminated employees or to the beneficiaries or dependents of retired or terminated employees, except as specifically required by Part 6 of Title I of ERISA or similar state law for which the covered Person pays the full premium cost of coverage or employment standards law, as applicable.

(j)
Except as disclosed in Section (35)(j) of the Greenbrook Disclosure Letter, and except as otherwise expressly contemplated by this Agreement or the Plan of Arrangement, the execution and delivery of, and performance by Greenbrook of this Agreement and the consummation of the transactions contemplated by it will not (either alone or in connection with any other event) (i) accelerate the time of payment or vesting under any Greenbrook Benefit Plan; (ii) result in an obligation to fund (through a trust or otherwise) any compensation or benefits under any Greenbrook Benefit Plan; (iii) increase any amount payable under any Greenbrook Benefit Plan; (iv) result in the acceleration of any other obligation pursuant to any Greenbrook Benefit Plan; (v) result in the payment or provision of any amount (whether of compensation, termination, or severance pay or otherwise) that could individually or in combination with any other payment constitute an “excess parachute payment” within the meaning of Section 280G of the Code; (vi) limit or restrict the ability of Greenbrook, Neuronetics, their respective Subsidiaries or ERISA Affiliates, or any of their other affiliates to merge, amend or terminate any of the Greenbrook Benefit Plans or any related Contract in accordance with its terms; or (vii) result in the forgiveness of any indebtedness of any current or former Greenbrook Employee, Contractor or director.
(k)	No entity other than Greenbrook and its Subsidiaries is or has been a participating employer under any Greenbrook Benefit Plan.
(l)
No event has occurred with respect to any Greenbrook Benefit Plan, and there has been no failure to act on the part of either Greenbrook or any of its Subsidiaries or, to the knowledge of Greenbrook, any ERISA Affiliate of Greenbrook or a trustee or administrator of any Greenbrook Benefit Plan, that could subject Greenbrook, such Subsidiary, ERISA Affiliates of Greenbrook or such trustee or administrator Greenbrook Benefit Plan to the imposition of any Tax, penalty, penalty Tax or other liability, whether by way of indemnity or otherwise, in any event, that could reasonably be expected to result in a material liability to Greenbrook or such Subsidiary.

(m)	To the knowledge of Greenbrook, there have been no improper withdrawals or improper applications or transfers of funds or assets to or from any Greenbrook Benefit Plan.
(n)
Each Greenbrook Benefit Plan that is an “employee pension benefit plan” (as defined in Section 3(2) of ERISA) intended to be “qualified” within the meaning of Section 401(a) of the Code has received a recent and currently effective determination letter or can rely on an opinion letter for a prototype plan from the Internal Revenue Service that such plan is so qualified and exempt from taxation in accordance with Sections 401(a) and 501(a) of the Code, and, to the knowledge of Greenbrook, no condition exists that would be expected to adversely affect such qualification or result in a Greenbrook Material Adverse Effect.

(o)
None of the Greenbrook Benefit Plans are, and none of Greenbrook, any of its Subsidiaries or any ERISA Affiliate has, in the past six (6) years, sponsored, maintained, contributed to or had an obligation to contribute to or has had any liability, contingent or otherwise, with respect to, (i) a “single employer plan” (as such term is defined in Section 4001(a)(15) of ERISA) subject to Section 412 of the Code or Title IV of ERISA, (ii) a “multiple employer plan” or “multiple employer welfare arrangement” (as such terms are defined in ERISA), (iii) a welfare benefit fund (as such term is defined in Section 419 of the Code), (iv) “multiemployer plans” (as defined in Section (3)(37) of ERISA) or (v) a voluntary employees’ beneficiary association in accordance with Section 501(c)(9) of the Code. There does not now exist, nor, to the knowledge of Greenbrook, do any circumstances exist that would reasonably be expected to result in, following the Effective Time, any liability under Title IV of ERISA to Greenbrook or any of its Subsidiaries.

(p)
In the past three (3) years, there have been no “prohibited transactions” (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Greenbrook Benefit Plan, for which a statutory or administrative exemption does not exist. To the knowledge of Greenbrook, no fiduciary has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Greenbrook Benefit Plan.

(q)
No Person is entitled to any gross-up, make-whole, or other additional payment from Greenbrook or any of its Subsidiaries with respect to any Tax or interest or penalty related thereto, including in accordance with Sections 4999 or 409A of the Code.

(r)
No legally binding written promises or commitments have been made by Greenbrook to amend any Greenbrook Benefit Plan, to provide increased benefits or to establish any new benefit plan, except as required by applicable Laws or as disclosed in Section 35(r) of the Greenbrook Disclosure Letter.

(s)
No Greenbrook Benefit Plan has a deficit that could reasonably be expected to result in a material liability to Greenbrook, and the liabilities of Greenbrook in respect of all Greenbrook Benefit Plans are properly accrued and reflected in the audited consolidated financial statements of Greenbrook in accordance with U.S. GAAP or IFRS, as applicable.

(36)	Insurance.
(a)
Greenbrook and each of its Subsidiaries is, and has been continuously since January 1, 2021, insured by reputable third-party insurers with reasonable and prudent policies appropriate and customary for the size and nature of the business of Greenbrook and its Subsidiaries.

(b)
Each material insurance policy currently in effect that insures the physical properties, business, operations and assets of Greenbrook and its Subsidiaries is valid and binding and in full force and effect and there is no material claim pending under any such policies as to which coverage has been questioned, denied or disputed. There is no material claim pending under any insurance policy of Greenbrook or of any of its Subsidiaries that has been denied, rejected, questioned or disputed by any insurer or as to which any insurer has made any reservation of rights or refused to cover all or any material portion of such claims. All material Proceedings covered by any insurance policy of Greenbrook or of any of its Subsidiaries have been properly reported to and accepted by the applicable insurer. Greenbrook and each Subsidiary have paid, or caused to be paid, all material insurance policies.

(37)	Taxes.
(a)
Greenbrook and each of its Subsidiaries have duly and timely filed all income and other material Tax Returns required to be filed by them and all such Tax Returns are complete and correct in all material respects.

(b)
Except as disclosed in Section (37)(b) of the Greenbrook Disclosure Letter, Greenbrook and each of its Subsidiaries have paid on a timely basis all Taxes which are due and payable (whether or not assessed by the appropriate Governmental Entity) and all assessments and reassessments, other than those which are being or have been contested in good faith and in respect of which adequate reserves have been provided in the most recently published consolidated financial statements of Greenbrook and Greenbrook and its Subsidiaries have provided adequate accruals in accordance with U.S. GAAP in the most recently published consolidated financial statements of Greenbrook for any Taxes of Greenbrook and each of its Subsidiaries for the period covered by such financial statements that have not been paid (whether or not shown as being due on any Tax Returns), except in each case to the extent that the failure to do so would not reasonably be expected to, individually or in the aggregate, have a Greenbrook Material Adverse Effect. Since such publication date, no material liability in respect of Taxes not reflected in such statements or otherwise provided for has been assessed, proposed to be assessed, incurred or accrued, other than in the ordinary course of business. Neither Greenbrook nor any of its Subsidiaries has received any material refund of Taxes or any governmental grant, subsidy or similar amount to which it was not entitled.

(c)
Greenbrook and each of its Subsidiaries have kept all the records and supporting documents required by the applicable tax Laws and regulations and in accordance with such Laws and regulations. All Taxes required to be withheld, collected or deposited by or in respect to Greenbrook or any of its Subsidiaries have been timely withheld, collected or deposited, as the case may be, in connection with amounts paid or owing to any employee, independent contractor, member, creditor, non-resident of Canada or other third party and, to the extent required, have been paid to the relevant Governmental Entities and Greenbrook and each of its Subsidiaries have complied with all applicable Laws relating to the withholding of Taxes, except in each case to the extent that the failure to do so would not reasonably be expected to, individually or in the aggregate, have a Greenbrook Material Adverse Effect.

(d)
No deficiencies, litigation, proposed adjustments or matters in controversy exist or have been asserted in writing with respect to Taxes of Greenbrook or any of its Subsidiaries and neither Greenbrook nor any of its Subsidiaries is a party to any Proceeding for assessment or collection of Taxes and no such event has been asserted or threatened in writing against Greenbrook or any of its Subsidiaries or any of their respective assets.

(e)
No written claim has been made by any Governmental Entity in a jurisdiction neither where Greenbrook nor any of its Subsidiaries files Tax Returns that Greenbrook or any of its Subsidiaries is or may be subject to Tax by, or required to file Tax Returns in, that jurisdiction.

(f)
Neither Greenbrook nor any of its Subsidiaries has received a ruling from any Governmental Entity in respect of Taxes or signed any installment agreement or similar agreement in respect of Taxes with any Governmental Entity that has effect for any period ending after the Effective Date.

(g)
There are no Liens with respect to Taxes upon any of the assets of Greenbrook or any of its Subsidiaries other than (i) Permitted Liens or (ii) Liens which would not reasonably be expected to, individually or in the aggregate, have a Greenbrook Material Adverse Effect.

(h)
Each of Greenbrook and its Subsidiaries has duly and timely collected all amounts on account of any Taxes, including any sales, use, transfer, goods and services and harmonized sales taxes, required by Law to be collected by it and has duly and timely remitted to the appropriate Governmental Entity such amounts required by Law to be remitted by it, except in each case to the extent that the failure to do so would not reasonably be expected to, individually or in the aggregate, have a Greenbrook Material Adverse Effect.

(i)
There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, Taxes due from Greenbrook or any of its Subsidiaries for any taxable period and no request for any such waiver or extension is currently pending.

(j)
Greenbrook and each of its Subsidiaries has made available to Neuronetics true, correct and complete copies of all material Tax Returns, examination reports and statements of deficiencies for taxable periods, or transactions consummated, for which the applicable statutory periods of limitations have not expired.

(k)
Neither Greenbrook nor any of its Subsidiaries has ever directly or indirectly transferred any property to or supplied any services to or acquired any property or services from a Person with whom it was not dealing at arm’s length (for the purposes of the Tax Act) for consideration other than consideration equal to the fair market value of the property or services at the time of the transfer, supply or acquisition of the property or services.

(l)
Each of Greenbrook and its Subsidiaries has complied in full with the transfer pricing provisions of all applicable Laws, including the contemporaneous documentation, retention and filing requirements thereof, except to the extent that the failure to do so would not reasonably be expected to, individually or in the aggregate, have a Greenbrook Material Adverse Effect.

(m)
Neither Greenbrook nor any of its Subsidiaries has engaged in any “reportable transaction” as defined in subsection 237.3(1) of the Tax Act or any “notifiable transaction” as defined in subsection 237.4(1) of the Tax Act.

(n)
Neither Greenbrook nor any of its Subsidiaries is a party to or is bound by, or has any obligation under, any Tax sharing, allocation, indemnification or similar agreement or arrangement (other than customary provisions contained in commercial agreements entered into in the ordinary course of business, the principal purpose of which is not Tax). Neither Greenbrook nor any of its Subsidiaries has any liability for any unpaid Taxes of any other Person (other than Greenbrook or its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by contract or otherwise by operation of Law.

(o)
There are no circumstances existing which could result in the application of section 17, section 78, sections 80 to 80.04 or subsections 90(6) to 90(12) of the Tax Act, or any equivalent provision under provincial Law, to Greenbrook or any of its Subsidiaries. Other than in the ordinary course of business, Greenbrook and its Subsidiaries have not claimed nor will they claim any reserve under any provision of the Tax Act or any equivalent provincial provision, if any amount could be included in the income of Greenbrook or its Subsidiaries for any period ending after the Effective Time.

(p)	Greenbrook and its Subsidiaries have (i) duly and timely completed and filed all CEWS Returns required under applicable Law to be filed by them, or that they elected to file, and all such returns are complete, correct and accurate in all material respects, (ii) not claimed CEWS to which they were not entitled, and (iii) not deferred any payroll Tax obligations as permitted under applicable COVID-19 related measures enacted, promulgated or offered as an administrative relief by any Governmental Entity.
(q)
Greenbrook is not currently, and has not been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(a) of the Code.

(r)
Neither Greenbrook nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Date as a result of any of the following with respect to Greenbrook or its Subsidiaries: (i) change in method of accounting for a taxable period ending on or prior to the Effective Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) executed on or prior to the Effective Date; (iii) intercompany transactions (including any intercompany transaction subject to Sections 367 or 482 of the Code) occurring at or prior to the Effective Date; (iv) as a result of any excess loss account in existence at the Effective Date described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law); (v) use of an improper method of accounting or the cash method of accounting for a taxable period ending on or prior to the Effective Date; (vi) installment sale or open transaction disposition made on or prior to the Effective Date; or (vii) prepaid amount received or deferred revenue accrued on or prior to the Effective Date.

(s)
Neither Greenbrook nor any of its Subsidiaries has distributed stock of another Person, nor has its stock been distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.

(t)
Neither Greenbrook nor any of its Subsidiaries has participated in any “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4 or any “tax shelter” within the meaning of Section 6662 of the Code (or any similar provision of applicable Law).

(u)	The Greenbrook Shares are not “taxable Canadian property” within the meaning of the Tax Act.
(v)
For the purposes of the Tax Act, any applicable Tax treaty and any other relevant Tax purposes (i) Greenbrook is resident in, and is not a non-resident of, Canada, and (ii) each of Greenbrook’s Subsidiaries is resident in the jurisdiction in which it was formed, and is not resident in any other country.

(38)	Opinion of Financial Advisor. The Greenbrook Special Committee and the Greenbrook Board have received the Greenbrook Fairness Opinion.
(39)
Brokers. Except for the engagement letters between Greenbrook and A.G.P./Alliance Global Partners and the fees payable under or in connection with such engagement and to legal counsel, no investment banker, broker, finder, financial adviser or other intermediary has been retained by or is authorized to act on behalf of Greenbrook or any of its Subsidiaries, or is entitled to any fee, commission or other payment from Greenbrook or any of its Subsidiaries in connection with this Agreement or any other transaction contemplated by this Agreement. True and complete copies of the engagement letters between Greenbrook and A.G.P./Alliance Global Partners has been provided in the Greenbrook Data Room and Greenbrook has made true and complete disclosure to Neuronetics of all fees, commissions or other payments that may be incurred pursuant to such engagement or that may otherwise be payable to A.G.P./Alliance Global Partners.

(40)
No “Collateral Benefit”. Except as disclosed in Section (40) of the Greenbrook Disclosure Letter, no related party of Greenbrook (within the meaning of MI 61-101) together with its associated entities, beneficially owns or exercises control or direction over 1% or more of the outstanding Greenbrook Shares, except for related parties who will not receive a “collateral benefit” (within the meaning of such instrument) as a consequence of the transactions contemplated by this Agreement.

(41)	Special Committee and Board Approval.
(a)
The Greenbrook Special Committee, after consultation with the financial and legal advisors, has unanimously recommended that the Greenbrook Board approve the Arrangement and that Greenbrook Shareholders vote in favour of the Arrangement Resolution.

(b)
The Greenbrook Board, acting on the unanimous recommendation in favour of the Arrangement by the Special Committee, has unanimously: (i) determined that the Consideration to be received by Greenbrook Shareholders pursuant to the Arrangement and this Agreement is fair to such holders and that the Arrangement is in the best interests of Greenbrook and its shareholders; (ii) resolved to unanimously recommend that Greenbrook Shareholders vote in favour of the Arrangement Resolution; and (iii) authorized the entering into of this Agreement and the performance by Greenbrook of its obligations under this Agreement, and no action has been taken to amend, or supersede such determinations, resolutions, or authorizations.

(c)
Each of the Greenbrook Locked-Up Shareholders has advised Greenbrook and Greenbrook believes that they intend to vote or cause to be voted all Greenbrook Shares beneficially held by them in favour of the Arrangement Resolution and Greenbrook shall make a statement to that effect in the Greenbrook Proxy Statement.

(42)	Funds Available. Greenbrook has sufficient funds available to pay the Greenbrook Termination Fee.
(43)	Anti-Money Laundering and Anti-Corruption.
(a)
None of Greenbrook, any of its Subsidiaries, any of their respective officers, directors, agents, current or former employees, contractors, Affiliates or any third party acting on their behalf has at any time: (a) actually, potentially, allegedly or apparently violated any AML Laws; (b) been or is the subject of, or has undergone or is undergoing, any examination, investigation, suit, arbitration, litigation, inquiry, audit or review by itself, its legal representatives, or any Governmental Entity for actual, potential, alleged, or apparent violations of AML Laws; (c) created or caused the creation of any false or inaccurate books and records; (d) received or made any report or allegation of actual, potential, alleged, or apparent non-compliance with AML Laws; (e) been engaging in or conspired to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any AML Laws; or (f) been prosecuted for, or convicted of, any violation of any AML Laws.

(b)
None of Greenbrook, any of its Subsidiaries, any of their respective shareholders, current or former directors, executives, officers, employees, contractors, agents or, or any third party acting on their behalf, in each case while acting for or on behalf of Greenbrook or its Subsidiaries, has at any time: (a) offered, promised, made or authorized, or agreed to offer, promise, make or authorize (or made attempts at doing any of the foregoing) gifted any unlawful contribution, expense, payment or gift of funds, property, or anything else of value to or for the use or benefit of any Government Official or other Person; (b) used or is using any corporate funds for any illegal contributions, gifts, entertainment or other expenses relating to political activity; (c) violated any Anti-Corruption Laws; (d) aided, abetted, facilitated, or counselled any violation of any Anti-Corruption Laws; received or made any report of any actual, potential, alleged, or apparent violations of any Anti-Corruption Laws; (e) been or is the subject of, or has undergone or is undergoing, any examination, investigation, inquiry, arbitration, litigation, suit, audit, or review by itself, its legal or other representatives, or a Governmental Entity for actual, potential, alleged, or apparent non-compliance with any Anti-Corruption Law; (f) has established or maintained, or is maintaining, any illegal fund of corporate monies or other properties; (g) created or caused the creation of any false or inaccurate books and records; or (h) made any bribe, illegal rebate, illegal payoff, influence payment, kickback or other illegal payment of any nature.

(c)
Each of Greenbrook and each Subsidiary has at all times implemented and maintained controls and systems reasonably designed to prevent, detect, and deter violations of applicable AML Laws and Anti-Corruption Laws.

(44)	Customs and International Trade.
(a)
None of Greenbrook, any of its Subsidiaries, any of their respective officers, directors, agents, current or former employees, contractors, Affiliates or any third party acting on their behalf has at any time: (a) been a Sanctioned Person; (b) directly or indirectly engaged in any dealings or transactions with, involving, or for the benefit of any Sanctioned Person or in Russia or Belarus; (c) actually, potentially, allegedly, or apparently violated any Sanctions; (d) been or is the subject of, or has undergone or is undergoing, any examination, investigation, suit, arbitration, litigation, inquiry, audit or review by itself, its legal representatives, or any Governmental Entity for actual, potential, alleged, or apparent violations of Sanctions; (e) created or caused the creation of any false or inaccurate books and records; (f) received or made any report or allegation of actual, potential, alleged, or apparent non-compliance with Sanctions; (g) been engaging in or conspired to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Sanctions; or (h) been prosecuted for, or convicted of, any violation of any Sanctions.

(b)
At all times, Greenbrook and each of its Subsidiaries have been in compliance with all applicable Customs & International Trade Laws and no formal claims concerning the liability of Greenbrook or any of its Subsidiaries under such Laws are unresolved. Without limiting the foregoing, at all times (i) Greenbrook and each of its Subsidiaries and, to the knowledge of Greenbrook, all Persons acting on their behalf have obtained all import and export licenses and all other consents, notices, waivers, approvals, orders, authorizations, registrations, declarations, classifications and filings required for the export, import, reexport or transfer of goods, services, software and technology required for the operation of the respective businesses of Greenbrook and each of its Subsidiaries, including any Authorizations required under Customs & International Trade Laws, (ii) no Governmental Entity has initiated any Proceeding or imposed any civil or criminal fine, penalty, seizure, forfeiture, revocation of any Authorization under Customs & International Trade Laws, debarment or denial of future Authorizations under Customs & International Trade Laws against any of Greenbrook or any of its Subsidiaries or any of their respective directors, officers, employees or agents in connection with any actual or alleged violation of any applicable Customs & International Trade Laws and (iii) there have been no written claims, investigations or requests for information by a Governmental Entity with respect to Greenbrook’s and each of its Subsidiaries’ Authorizations and compliance with applicable Customs & International Trade Laws.

(c)
Each of Greenbrook and each Subsidiary has at all times implemented and maintained controls and systems reasonably designed to prevent, detect, and deter violations of applicable Sanctions and Customs & International Trade Laws.

(45)
Competition Act. Greenbrook and its Subsidiaries, in aggregate, have less than C$93 million in assets in Canada and less than C$93 million in gross revenues from sales in, from or into Canada, both as calculated in accordance with the Competition Act.

(46)	Investment Canada Act. Greenbrook and its Subsidiaries do not operate a “cultural business” within the meaning of section 14.1 of the Investment Canada Act.

SCHEDULE 4.1
REPRESENTATIONS AND WARRANTIES OF NEURONETICS
(1)
Organization and Qualification. Neuronetics is a corporation or other entity duly incorporated or organized, as applicable, and validly existing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable, and has the requisite power and authority to own, lease and operate its assets and properties and to conduct its business as now owned, leased, operated and conducted. Neuronetics is duly registered or otherwise authorized to carry on business in each jurisdiction in which the character of its assets and properties, whether owned, leased, licensed or otherwise held, or the nature of its activities make such registration or other authorization necessary, and has all Authorizations required to own, lease and operate its properties and assets and to conduct its business as now owned and conducted, except as to the extent that any failure of Neuronetics to be so qualified, licensed or registered or to possess such Authorizations would not, individually or in the aggregate, reasonably be expected to have a Neuronetics Material Adverse Effect. True and complete copies of the constating documents of Neuronetics were made available to Greenbrook, and, subject to Section 5.2, Neuronetics has not taken any action to amend or supersede such documents.

(2)
Corporate Authorization. Neuronetics has the requisite corporate power and authority to enter into this Agreement and (subject to obtaining approval of Neuronetics Stockholders of the Neuronetics Resolutions) to perform its obligations under this Agreement and to complete the transactions contemplated by this Agreement. The execution, delivery and performance by Neuronetics of its obligations under this Agreement and the consummation of the Arrangement and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Neuronetics and no other corporate proceedings on the part of Neuronetics are necessary to authorize the execution and delivery by it of this Agreement or the consummation of the Arrangement and the other transactions contemplated hereby other than obtaining the Neuronetics Stockholder Approval and the approval of the Neuronetics Board of the Neuronetics Proxy Statement and other matters relating thereto.

(3)
Execution and Binding Obligation. This Agreement has been duly executed and delivered by Neuronetics, and constitutes a legal, valid and binding agreement of Neuronetics enforceable against it in accordance with its terms subject only to any limitation under bankruptcy, insolvency or other Laws affecting the enforcement of creditors’ rights generally and the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.

(4)
Governmental Authorization. The execution, delivery and performance by Neuronetics of its obligations under this Agreement and the consummation of the Arrangement and the other transactions contemplated hereby do not require any Authorization or other action by or in respect of, or filing with, or notification to, any Governmental Entity by Neuronetics other than: (i) the Interim Order, and any filings required in order to obtain, and any approvals required by, the Interim Order; (ii) the Final Order, and any filings required in order to obtain the Final Order; (iii) filings with the Director under the OBCA; (iv) compliance with applicable Securities Laws, including applicable requirements of and filings with the Securities Authorities and stock exchanges; and (v) the Regulatory Approvals.

(5)
Non-Contravention. The execution, delivery and performance by Neuronetics of its obligations under this Agreement and the consummation of the Arrangement and the other transactions contemplated hereby do not and will not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition):

(a)	contravene, conflict with, or result in any violation or breach of Neuronetics’ constating documents;
(b)
assuming compliance with the matters referred to in Paragraph (4) above, contravene, conflict with or result in a violation or breach of any Law applicable to Neuronetics, or any of its respective properties or assets;

(c)
require any notice or consent or approval by any Person under, contravene, conflict with, violate, breach or constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Neuronetics is entitled under, create any liability or obligation of Neuronetics, or give rise to any rights of first refusal or trigger any change in control provisions or restriction under, (i) any provision of any Neuronetics Material Contract, (ii) any material Authorization to which Neuronetics is a party or by which Neuronetics is bound, or (iii) any other instrument binding upon Neuronetics or affecting any of their respective assets, which, if triggered, would have a Neuronetics Material Adverse Effect; or
(d)	result in the creation or imposition of any Lien (other than a Permitted Lien) upon any of the properties or assets of Neuronetics.
(6) Capitalization.
(a)
The authorized capital of Neuronetics consists of 200,000,000 of Neuronetics Shares and 10,000,000 shares of preferred stock, par value of $0.01 per share. As of the close of business on the date of this Agreement, there were (i) 30,295,465 Neuronetics Shares issued and outstanding, and (ii) nil shares of preferred stock issued and outstanding. All outstanding Neuronetics Shares have been duly authorized and validly issued, are fully paid and non-assessable. All of Neuronetics Shares issuable upon the exercise of rights under Neuronetics Incentive Plans, including outstanding Neuronetics Equity Awards and Neuronetics Warrants, have been duly authorized and, upon issuance in accordance with their respective terms, will be validly issued as fully paid and non-assessable and are not and will not be subject to or issued in violation of, any pre-emptive rights. No Neuronetics Shares or shares of preferred stock have been issued and no Neuronetics Equity Awards have been granted in violation of any Law or any pre-emptive or similar rights applicable to them.

(b)
As of the date of this Agreement, there are 1,257,126 Neuronetics Options outstanding and 1,257,126 Neuronetics Shares issuable upon the exercise of all outstanding Neuronetics Options and 1,146,000 Neuronetics Warrants outstanding and 1,146,000 Neuronetics Shares issuable upon the exercise of all outstanding Neuronetics Warrants. Section (6)(b) of the Neuronetics Disclosure Letter contains a list of Neuronetics Options and Neuronetics Warrants, with details regarding the holders thereof, grant date, exercise price, whether such Neuronetics Options are vested or unvested, vesting schedule (for unvested Neuronetics Options) and expiry date. No Neuronetics Option or Neuronetics Warrant granted to a holder thereof that is a United States taxpayer was granted with an exercise price less than the fair market value of a Neuronetics Share on the date of grant.

(c)
As of the date of this Agreement, there are 395,000 Neuronetics PRSUs outstanding and 2,862,688 Neuronetics RSUs outstanding and 3,257,688 Neuronetics Shares issuable upon the exercise of all outstanding Neuronetics PRSUs and Neuronetics RSUs. Section 6(c) of the Neuronetics Disclosure Letter contains a list of Neuronetics PRSUs and Neuronetics RSUs which are outstanding, with details regarding the holders thereof, grant date, whether such incentives are vested or unvested, vesting schedule, performance metrics and expiry date, each as applicable. Each Neuronetics PRSU and Neuronetics RSU granted to a holder that is a United States taxpayer either complies or falls within an exception to Section 409A of the Code.

(d)
The Neuronetics Incentive Plans and the issuance of securities thereunder have been duly authorized by the Neuronetics Board in compliance with Law and the terms of the Neuronetics Incentive Plans and have been recorded on Neuronetics’ financial statements in accordance with U.S. GAAP, and no such grants involved any “back dating”, “forward dating”, “spring loading” or similar practices.

(e)
Except for rights under Neuronetics Incentive Plans, including outstanding Neuronetics Equity Awards, and Neuronetics Warrants, there are no issued, outstanding or authorized options, equity-based awards, warrants, calls, conversion, pre-emptive, redemption, repurchase, stock appreciation or other rights, or any other agreements, arrangements, instruments or commitments of any kind that obligate Neuronetics to, directly or indirectly, issue or sell any securities of Neuronetics, or give any Person a right to subscribe for or acquire, any securities of Neuronetics.

(f)
There are no obligations of Neuronetics to repurchase, redeem or otherwise acquire any securities of Neuronetics or qualify securities for public distribution in Canada, the U.S. or elsewhere, or, other than as contemplated by this Agreement, with respect to the voting or disposition of any securities of Neuronetics.

(g)
There are no issued, outstanding or authorized notes, bonds, debentures or other evidences of indebtedness or any other agreements, arrangements, instruments or commitments of any kind that give any Person, directly or indirectly, the right to vote with holders of Neuronetics Shares on any matter except as required by Law.

(h)	All dividends or distributions on the securities of Neuronetics that have been declared or authorized have been paid in full.
(7)
Shareholders’ and Similar Agreements. Neuronetics is not subject to, or affected by, any unanimous shareholders agreement and is not a party to any shareholder, pooling, voting, or other similar arrangement or agreement relating to the ownership or voting of any of the securities of Neuronetics or pursuant to which any Person other than Neuronetics may have any right or claim in connection with any existing or past equity interest in Neuronetics. Neuronetics does not have in place, and Neuronetics Stockholders have not adopted or approved, any shareholders rights plan or a similar plan giving rights to acquire additional Neuronetics Shares upon execution or performance of the obligations under this Agreement.

(8)	Subsidiaries.
Neuronetics does not have any Subsidiaries. For clarity, the foregoing does not include Greenbrook after the consummation of this Agreement.
(9)	U.S. Securities Law Matters.
(a)
The Neuronetics Shares are registered with the SEC under Section 12(b) of the U.S. Exchange Act, are listed and posted for trading on the NASDAQ and are not listed or quoted on any other market other than the NASDAQ. No order ceasing or suspending trading in securities of Neuronetics or prohibiting the sale of such securities by the SEC, NASDAQ or any other Securities Authority has been issued and is currently outstanding against Neuronetics or, to the knowledge of Neuronetics, against any of its directors or officers. Neuronetics is not subject to any formal or informal review, enquiry, investigation or other Proceeding by the SEC, NASDAQ or any other Securities Authority relating to any such order or restriction.

(b)
Neuronetics is not and has not, and is not required to be and after giving effecting to the transactions contemplated by this Agreement, will not be, required to be, registered as an “investment company” pursuant to the United States Investment Company Act of 1940, as amended.

(c)
Since January 1, 2022, Neuronetics has timely filed with, or furnished to the SEC the Neuronetics Public Documents. Correct and complete copies of all such Neuronetics Public Documents are publicly available on EDGAR. To the extent that any Neuronetics Public Document available on EDGAR contains redactions in accordance with a request for confidential treatment or otherwise, upon request, Neuronetics will make available to Greenbrook the full text of all such Neuronetics Public Documents that it has so filed or furnished with the SEC. As of its filing or furnishing date or, if amended prior to the date of this Agreement, as of the date of the last such amendment or superseding filing (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively) each Neuronetics Public Document filed or furnished after January 1, 2022 has complied in all material respects with applicable Laws, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Neuronetics Public Documents. As of its filing date or, if amended or superseded by a subsequent filing prior to the date of this Agreement, as of the date of the last such amendment or superseding filing, each Neuronetics Public Document filed pursuant to the U.S. Exchange Act after January 1, 2022 did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each Neuronetics Public Document that is a registration statement, as amended or supplemented, if applicable, and was filed after January 1, 2022 or under which securities remain eligible to be sold was filed in accordance with the U.S. Securities Act, and, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading. As of the date of this Agreement, no amendments or modifications to the Neuronetics Public Documents are required to be filed with, or furnished to, the SEC.
(d)
Prior to the date of this Agreement, Neuronetics has delivered or made available to Neuronetics correct and complete copies of all comment letters from the SEC from January 1, 2022 through the date of this Agreement with respect to any of the Neuronetics Public Documents, together with all written responses of Neuronetics thereto to the extent such comment letters and correspondence are not available on EDGAR. No comments in comment letters received from the SEC staff with respect to any of the Neuronetics Public Documents remain outstanding or unresolved, and, to the knowledge of Neuronetics, none of Neuronetics Public Documents are subject to ongoing SEC review or investigation.

(e)
Neuronetics is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith and the applicable listing and governance rules and regulations of the NASDAQ.

(10)	Financial Statements.
(a)
The audited consolidated financial statements and the unaudited consolidated interim financial statements of Neuronetics (including, in each case, any notes or schedules to, and the auditor’s report (if any) on, such financial statements) included in the Neuronetics Public Documents fairly present, in all material respects, in conformity in all material respects with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), the consolidated financial position of Neuronetics as of the dates thereof and its consolidated statements of operations, comprehensive income (loss), shareholders’ equity and cash flows for the periods then ended (subject to normal year end adjustments and the absence of notes in the case of any unaudited interim financial statements). The supporting schedules, if any, present fairly, in all material respects, in accordance with U.S. GAAP the information required to be stated therein.

(b)
Other than the result of the transactions contemplated by this Agreement or as set forth in Neuronetics’ financial statements, Neuronetics does not have any documents creating any material off-balance sheet arrangements.

(c)
Neuronetics does not intend to correct or restate and, to the knowledge of Neuronetics, there is no basis for any correction or restatement of any aspect of any of Neuronetics’ financial statements. The selected financial data and the summary financial information included in the Neuronetics Public Documents have been compiled on a basis consistent with that of the audited consolidated financial statements included in Neuronetics Public Documents.

(d)	There has been no material change in Neuronetics’ accounting policies since January 1, 2022, except as described in the notes to Neuronetics’ financial statements.
(e)
As of the date of this Agreement, no Proceedings are pending or, to the knowledge of Neuronetics, threatened, in each case, with respect to any accounting practices of Neuronetics or any malfeasance by any director or executive officer of Neuronetics. Within the past three (3) years, no internal investigations with respect to accounting, auditing or revenue recognition have been conducted by Neuronetics.

(f)
Each of the principal executive officer and the principal financial officer of Neuronetics (or each former principal executive officer of Neuronetics and each former principal financial officer of Neuronetics, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 promulgated under the U.S. Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to any applicable Neuronetics Public Documents. “Principal executive officer” and “principal financial officer” have the meanings given to such terms in the Sarbanes-Oxley Act. Neuronetics does not have, and has not arranged any, outstanding “extensions of credit” to any current or former director or executive officer within the meaning of Section 402 of the Sarbanes-Oxley Act.

(g)
Since January 1, 2022, (i) Neuronetics has not received any written or oral complaint, allegation, assertion or claim with respect to accounting, internal accounting controls, auditing practices, procedures, methodologies or methods of Neuronetics, or unlawful accounting or auditing matters with respect to Neuronetics, and (ii) no attorney representing Neuronetics, whether or not employed at Neuronetics, has reported evidence of a violation of U.S. Securities Laws, breach of fiduciary duty or similar violation by Neuronetics or any of their respective officers, directors, employees or agents to the Neuronetics Board or any committee thereof or to the general counsel or chief executive officer of Neuronetics in accordance with the rules of the SEC promulgated under Section 307 of the Sarbanes-Oxley Act.

(h)
The financial books, records and accounts of Neuronetics: (i) have been maintained, in all material respects, in accordance with U.S. GAAP; (ii) are stated in reasonable detail; (iii) accurately and fairly reflect all the material transactions, acquisitions and dispositions of Neuronetics; and (iv) accurately and fairly reflect the basis of Neuronetics’ financial statements.

(11)	Disclosure Controls and Internal Control over Financial Reporting.
(a)
Neuronetics maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the U.S. Exchange Act) sufficient to provide reasonable assurance with respect to the reliability of Neuronetics’ financial reporting and the preparation of financial statements for external purposes in conformity with U.S. GAAP.

(b)
Neuronetics maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the U.S. Exchange Act) designed to reasonably ensure that all information required to be disclosed by Neuronetics in the reports that it files or submits in accordance with the U.S. Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to Neuronetics’ management as appropriate to allow timely decisions with respect to required disclosure and to make the certifications of the chief executive officer and chief financial officer of Neuronetics required in accordance with the U.S. Exchange Act with respect to such reports.

(12)
Books and Records. The corporate records and minute books of Neuronetics contain, in all material respects, complete and accurate minutes of all meetings of the directors and shareholders, as well as other applicable registrations required by Law, since its date of incorporation, together with the full text of all resolutions of directors and shareholders passed in lieu of such meetings, duly signed.

(13)
Auditors. The auditors of Neuronetics are independent public accountants as required by applicable Laws and there is not now, and there has never been, any reportable event (as defined in the Code) with the present or any former auditors of Neuronetics.

(14)
No Undisclosed Liabilities. There are no material liabilities or obligations of Neuronetics of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than liabilities or obligations: (i) disclosed in the financial statements set forth in Neuronetics Public Documents; (ii) incurred in the ordinary course of business since January 1, 2024; or (iii) incurred in connection with this Agreement. The principal amount of all indebtedness for borrowed money of Neuronetics as of the date of this Agreement, including capital leases, is disclosed in Section (14) of the Neuronetics Disclosure Letter. Neuronetics does not have any obligations or liabilities, direct or indirect, vested or contingent in respect of any rate swap transactions, basis swaps, forward rate transactions, commodity swaps or options, equity or equity index swaps or options, bond options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions or currency option or any other similar transactions (including any option with respect to any such transactions) or any combination of such transactions.

(15)
Absence of Certain Changes or Events. Since January 1, 2023: (i) other than the transactions contemplated in this Agreement, the business of Neuronetics has been conducted in the ordinary course of business consistent with past practice; (ii) Neuronetics has not suffered any loss, damage, destruction or other casualty in excess of $100,000, in the aggregate, affecting any of its material properties or assets, whether or not covered by insurance; and (iii) there has not occurred any change, event, occurrence, effect or circumstance that, individually or in the aggregate with other changes, events, occurrences, effects or circumstances, has had or could reasonably be expected to have, a Neuronetics Material Adverse Effect.
(16)
Long-Term and Derivative Transactions. Except as disclosed in Section (16) of the Neuronetics Disclosure Letter, Neuronetics does not have any material obligations or liabilities, direct or indirect, vested or contingent in respect of any rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions or currency options having terms greater than 90 days or any other similar transactions (including any option with respect to any of such transactions) or any combination of such transactions.

(17)
Related Party Transactions. Except as disclosed in Section (17) of the Neuronetics Disclosure Letter, Neuronetics is not indebted to any director, officer, employee or agent of, or independent contractor to, Neuronetics nor any of its respective affiliates or associates (except for amounts due in the ordinary course of business as salaries, bonuses, director’s fees, amounts owing under any contracting agreement with any such independent contractor or the reimbursement of expenses in the ordinary course of business). There are no Contracts (other than employment arrangements or independent contractor arrangements) with, or advances, loans, guarantees, liabilities or other obligations to, on behalf or for the benefit of, any shareholder, officer or director of Neuronetics, or any of their respective affiliates or associates.

(18)
Compliance with Laws. Neuronetics is, and since January 1, 2022 has been, in compliance in all material respects with Law and Neuronetics is not, to the knowledge of Neuronetics, under any investigation with respect to, has not been charged or to the knowledge of Neuronetics threatened to be charged with, or has not received notice of, any violation or potential violation of any Law. To the knowledge of Neuronetics, there is no legislation, or proposed legislation published by a legislative body, which it anticipates will have a Neuronetics Material Adverse Effect. Since its date of formation, Neuronetics has not received from any Governmental Entity any written notice or communication which is in effect and which prevents, prohibits or makes illegal the performance of activities by Neuronetics.

(19)	Authorizations and Licenses.
(a)
Neuronetics owns, possesses or has obtained all material Authorizations that are required by Law in connection with the operation of the business of Neuronetics as currently conducted, or in connection with the ownership, operation or use of assets of Neuronetics. A list of all such material Authorizations is set forth in Section (19) of the Neuronetics Disclosure Letter.

(b)
Neuronetics, (i) lawfully holds, owns or uses, and has complied with, all such Authorizations, (ii) each such Authorization is valid and in full force and effect, and is renewable by its terms or in the ordinary course of business without the need for Neuronetics to comply with any special rules or procedures, agree to any materially different terms or conditions or pay any amounts other than routine filing fees; (iii) to the knowledge of Neuronetics, there are no facts, events or circumstances that may reasonably be expected to result in a failure to obtain or failure to be in compliance or in the suspension, revocation or limitation of Authorizations as are necessary to conduct the business of Neuronetics; and (iv) to the knowledge of Neuronetics, no event has occurred which, with the giving of notice, lapse of time or both, could constitute a default under, or in respect of, any of Authorization.

(c)
No Proceeding is pending, or to the knowledge of Neuronetics, threatened, against Neuronetics in respect of or regarding any such Authorization, including to modify, suspend, terminate or otherwise limit such Authorization. Neuronetics has not received notice, whether written or oral, of revocation, non-renewal or material amendments of any such Authorization, or of the intention of any Person to revoke, refuse to renew or materially amend any such Authorization. There are no facts or circumstances which are likely to lead to the revocation, suspension, or limitation of any Authorization or to prevent Neuronetics from obtaining any Authorization required for the conduct of its business. Neuronetics is not in default and there has been no material breach or violation, and there is no pending breach or violation, by Neuronetics, of any Authorizations and all of such Authorizations are held by Neuronetics free and clear of any Liens (other than Permitted Liens).

(20)	Neuronetics Material Contracts.
(a)
Section (20) of the Neuronetics Disclosure Letter sets out a complete and accurate list of all of the Neuronetics Material Contracts. True and complete copies of the Neuronetics Material Contracts (including all amendments thereto) have been disclosed to Greenbrook and no such contract has been modified, rescinded or terminated.

(b)
Each Neuronetics Material Contract is legal, valid, binding and in full force and effect and is enforceable by Neuronetics in accordance with its terms (subject to bankruptcy, insolvency and other Laws affecting creditors’ rights generally, and to general principles of equity). Neuronetics is not in breach or default under any Neuronetics Material Contract.

(c)
Neuronetics has performed in all material respects all of their respective obligations required to be performed by them to date under Neuronetics Material Contracts and Neuronetics is not in breach or default under any Neuronetics Material Contract, nor, to the knowledge of Neuronetics, is there any condition that with the passage of time or the giving of notice or both would result in such a breach or default.

(d)
Neuronetics does not know of, or has not received any notice (whether written or oral) of, any breach or default under nor, to the knowledge of Neuronetics, does there exist any condition which with the passage of time or the giving of notice or both would result in such a breach or default under any such Neuronetics Material Contract by any other party to a Neuronetics Material Contract.

(e)
Neuronetics has not received any notice (whether written or oral), that any party to a Neuronetics Material Contract intends to cancel, terminate or otherwise modify or not renew its relationship with Neuronetics and, to the knowledge of Neuronetics, no such action has been threatened.

(f)
Neither the entering into of this Agreement, nor the consummation of the Arrangement or the other transactions contemplated hereby will trigger any change of control or similar provision or any material right or obligation under any of the Neuronetics Material Contracts.

(21)
Title to and Sufficiency of Assets. Neuronetics owns or leases all of the material property and assets necessary for the conduct of their business as it is currently being conducted and there is no agreement, option or other right or privilege outstanding in favour of any Person for the purchase from Neuronetics of any of such material property or assets. All of such material property and assets are, to the knowledge of Neuronetics, sufficient to permit the continued operation of Neuronetics’ business in substantially the same manner as currently conducted. To the knowledge of Neuronetics, there is no basis for any claim that might or could have a material adverse effect on the rights of Neuronetics to use, transfer, lease, license, operate or sell its material property or assets.

(22)	Real Property.
(a)	Neuronetics does not own or has not ever owned any real property.
(b)
Section (22)(b) of the Neuronetics Disclosure Letter sets out a complete and accurate list of all real property leased, subleased, licensed or otherwise occupied by Neuronetics (collectively, the “Neuronetics Leased Properties”) in each case by reference to the tenant/licensee and landlord/licensor and municipal address. Neuronetics has made available to Greenbrook true, complete and accurate copies of all leases, subleases, ground leases, licenses, occupancy agreements and other use agreements or arrangements relating to the Neuronetics Leased Properties together with all amendments, modifications, extensions and/or supplements thereto (each, a “Neuronetics Real Property Lease”). Neuronetics has a valid leasehold interest in each of the Neuronetics Leased Properties free and clear of all Liens, except for Permitted Liens.

(c)
Neuronetics is not subject to any agreement or option to own any real property or any interest in any real property, or are under any agreement to become a party to any lease or license with respect to any real property.

(d)
(i) Each Neuronetics Real Property Lease is binding and enforceable and in full force and effect; (ii) there are no arrears of rent under any of the Neuronetics Real Property Leases and there are no disputes between the parties to the Neuronetics Real Property Leases; (iii) neither Neuronetics nor, to the knowledge of Neuronetics, any other party to the Neuronetics Real Property Leases, are in breach or default under the Neuronetics Real Property Leases, and no event has occurred which, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under any of the Neuronetics Real Property Leases; (iv) Neuronetics has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in any Neuronetics Real Property Lease; and (v) Neuronetics has not subleased, licensed or otherwise granted any Person the right to use or occupy any of the Neuronetics Leased Properties or any portion thereof. All rent and other amounts required to be paid on or prior to the date of this Agreement with respect to each Neuronetics Real Property Lease have been paid.
(e)
Neuronetics has not received any notice from any Governmental Entity that alleges that the Neuronetics Leased Properties or any portion thereof, or the current use and occupancy thereof, is not in compliance in any respect with any applicable Law, including Environmental Laws and zoning and land use Laws.

(f)
Except as disclosed in Section (22)(f) of the Neuronetics Disclosure Letter, no landlord notice or consent is required under any of the Neuronetics Real Property Leases with respect to the transaction contemplated hereby.

(23)	Intellectual Property.
(a)
Section (23)(a) of the Neuronetics Disclosure Letter sets forth all Neuronetics Owned Intellectual Property that is (i) registered, issued or subject to a pending application for registration or issuance, including patents, trademarks, service marks, copyrights and internet domain names; (ii) social media accounts and handles, or (iii) any material proprietary Software developed by or on behalf of Neuronetics.

(b)	Neuronetics owns or otherwise has the right to use all Neuronetics Intellectual Property, free and clear of any and all Liens, except for Permitted Liens.
(c)
(i) To the knowledge of Neuronetics, all rights to the Neuronetics Owned Intellectual Property are valid, subsisting and enforceable and (ii) there is no written claim which is ongoing or to the knowledge of Neuronetics, alleged (including any opposition, re-examination or protest) which might result in any material Neuronetics Owned Intellectual Property being invalidated, revoked or the subject of a compulsory license or which otherwise challenges the ownership, validity or enforceability of such Neuronetics Owned Intellectual Property. To the knowledge of Neuronetics, there is no claim which is ongoing or alleged (including any opposition, re-examination or protest) which might result in any material Neuronetics Intellectual Property licensed by Neuronetics (the “Neuronetics Licensed IP”) being invalidated or revoked.

(d)
To the knowledge of Neuronetics, the conduct of the business of Neuronetics, including the provision of its services have not infringed or misappropriated any other Person’s Intellectual Property in any material manner. Neuronetics is not party to any Proceeding nor, to the knowledge of Neuronetics, is any Proceeding threatened, that alleges that the conduct of the business of Neuronetics, including the provision of its services, have infringed or otherwise misappropriated any other Person’s Intellectual Property. To the knowledge of Neuronetics, no Person has infringed or misappropriated or is infringing or misappropriating the right of Neuronetics in or to any of the Neuronetics Owned Intellectual Property in any material manner.

(e)	There is no material proprietary Software developed by or on behalf of Neuronetics.
(f)
Neuronetics has maintained and currently maintain commercially reasonable practices to protect the confidentiality of any confidential information or trade secrets disclosed to, owned or possessed by them. To the knowledge of Neuronetics, Neuronetics is not in breach of and have not breached any material obligations or undertakings of confidentiality which they owe or have owed to any third party.

(g)
There are no settlements, injunctions, forbearances to sue, consents, judgments, or orders or similar obligations to which Neuronetics is a party that: (i) restrict Neuronetics’ use, exploitation, assertion or enforcement of any Neuronetics Intellectual Property anywhere in the world; (ii) restrict the conduct of the business of Neuronetics or any of its employees; or (iii) grant third parties any material rights under any Neuronetics Intellectual Property. After giving effect to this Agreement and the Arrangement, no past or present director, officer, employee, consultant or independent contractor of Neuronetics owns (or has any claim, or any right (whether or not currently exercisable) to any ownership interest, in or to) any Neuronetics Intellectual Property.
(24)
Product Liabilities. Neuronetics has not received any written claim, and to the knowledge of Neuronetics, any other claim, and, to the knowledge of Neuronetics, there are no incidents that could reasonably be expected to give rise to a claim for or based upon breach of product warranty (other than warranty service and repair claims in the ordinary course of business), strict liability in tort, negligent manufacture of product, negligent provision of services or any product complaint, adverse event report or any other similar allegation of liability, including or resulting in product recalls and including or resulting in bodily injury or property damage, arising from the provision of services, and to the knowledge of Neuronetics, there is no basis for any such claim.

(25)
Computer Systems. As of the date hereof, Neuronetics’ Computer Systems adequately meet in all material respects the immediate and anticipated data processing and other computing needs of the operations of Neuronetics. Neuronetics has commercially reasonable measures in place, consistent with commercially acceptable standards and practices, designed to safeguard against the unauthorized access, use, copying or modification to or of system programs and data files comprised within Neuronetics’ Computer Systems. Neuronetics has commercially reasonable data and system back-up practices and procedures in place, consistent with commercially acceptable practices and procedures, designed to safeguard against the loss, corruption or malfunction of the data and systems of Neuronetics. In the past twenty-four (24) months, there has been no failure or other substandard performance of any of Neuronetics’ Computer Systems that has caused a material disruption to Neuronetics. Neuronetics owns or has a valid right to access and use all of Neuronetics’ Computer Systems. Neuronetics possesses a sufficient number of licenses for any Third-Party Software used by Neuronetics. Neuronetics is not in breach or default of any Contracts pursuant to which Neuronetics has received a license or the right to access Third-Party Software, and Neuronetics is not using the Third-Party Software outside the scope of the license or right to access provided by any Person, and Neuronetics’ use of the Third-Party Software is not in excess of the number of licenses paid for by Neuronetics.

(26)
Cybersecurity. To the knowledge of Neuronetics, there has been no material Security Breach or other material compromise of or relating to any of Neuronetics’ Computer Systems, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology, and (a) Neuronetics has not been notified, and has no knowledge of any event or condition that would reasonably be expected to result in, any material Security Breach or other material compromise to its Computer Systems, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology; (b) Neuronetics is presently in compliance with all applicable Laws and contractual obligations relating to the privacy and security of its Computer Systems, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment and technology and to the protection of such Computer Systems, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (b), individually or in the aggregate, have a Neuronetics Material Adverse Effect; and (c) Neuronetics has implemented commercially reasonable backup technology.

(27)	Privacy, Security and Anti-Spam.
(a)
Neuronetics has complied, in all material respects, with all applicable Laws governing privacy and all applicable contractual obligations to third parties relating to privacy, data protection, processing, transfer or security of Personal Information as well as publicly posted privacy policies regarding Personal Information; and no written notices, or complaints have been received by, and, to the knowledge of Neuronetics, no claims are pending (whether by a Governmental Entity or Person), or, to the knowledge of Neuronetics, threatened against Neuronetics alleging a violation of any third party’s privacy, or Personal Information including any alleged violation of applicable Laws, contractual obligations or publicly posted policies governing privacy.

(b)
Neuronetics maintains commercially reasonable measures, including commercially reasonable steps when using vendors, appropriate written policies and procedures and appropriate organizational, physical, administrative and technical safeguards, designed to protect the privacy, confidentiality, and security of Personal Information against a Security Breach, consistent with industry practice and applicable Law. Neuronetics periodically assesses risks to the privacy, confidentiality and security of Personal Information. To the knowledge of Neuronetics, during the six (6) years prior to the date of this Agreement, (i) there have been no material Security Breaches in Neuronetics’ or vendors’ Computer Systems, and (ii) there have been no disruptions in Neuronetics’ Computer Systems that materially adversely affected Neuronetics’ business or operations.

(c)
To the knowledge of Neuronetics, Neuronetics (i) has operated its businesses in compliance with all Laws relating to Personal Information, including by obtaining study subject consent and/or authorization to use and disclose Personal Information for research and including medical records and medical information privacy, that regulate or limit the collection, maintenance, use, disclosure, processing or transmission of study records, medical records, patient information or other Personal Information made available to or collected by Neuronetics in connection with the operation of its business, and (ii) has implemented all confidentiality, security and other protective measures required in connection with (i), in each case, in all material respects.

(d)
To the knowledge of Neuronetics, neither Neuronetics or vendors has experienced any breach, misappropriation, or unauthorized collection, use or disclosure of any Personal Information and all protected health information (including protected health information having the meaning set forth in 45 C.F.R. § 160.103) for which written notification was given or required to be given to any Person or Governmental Entity under applicable privacy Laws, since January 1, 2018. Neuronetics has not shared, sold, rented or otherwise made available, and is not sharing, selling, renting or otherwise making available, to third parties any Personal Information, except to the extent, if any, permitted under applicable Laws.

(e)
Neuronetics has obtained or will obtain any and all required rights, permissions, and consents to permit the transfer of Personal Information in connection with the transactions contemplated by this Agreement and by the Plan of Arrangement.

(28)	FDA and Related Matters.
(a)
Except as disclosed in Section (28)(a) of the Neuronetics Disclosure Letter, Neuronetics: (i) is and, since January 1, 2020, has been in material compliance with all statutes, rules or regulations of the FDA and other comparable Governmental Entities applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product under development, manufactured or distributed by Neuronetics, if any; and (ii) since January 1, 2020, has not received any Form FDA 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the FDA or any Governmental Entity alleging or asserting material noncompliance with any applicable Laws set forth in Section (a)(i) above, or any licenses, certificates, approvals, clearances, exemptions, Authorizations, permits and supplements or amendments thereto required by any such applicable Laws, and to the knowledge of Neuronetics, neither the FDA nor any Governmental Entity are considering such action against Neuronetics. Neuronetics does not require any additional insurance license, clinic license, laboratory license, facility license, clearance (including 510(k) clearances or pre-market notifications, pre-market approvals, investigational new drug applications or device exemptions, product recertifications, device establishment registrations, manufacturing approvals and authorizations, CE Marks, pricing and reimbursement approvals, labeling approvals, registration notifications or their foreign equivalent).

(b)
To the knowledge of Neuronetics, there are no actual or threatened enforcement actions by the FDA or any other Governmental Entity which has jurisdiction over the operations of Neuronetics against Neuronetics. Since January 1, 2020, Neuronetics has not received written notice of any pending or threatened claim, audit, termination or suspension by the FDA or any other Governmental Entity which has jurisdiction over the operations of Neuronetics against Neuronetics, and to the knowledge of Neuronetics, no Governmental Entity is considering such action.

(c)
Since January 1, 2020, all material reports, documents, claims and notices required to be filed, maintained or furnished to the FDA or any similar Governmental Entity, including all registrations and reports required to be filed with clinicaltrials.gov, by Neuronetics have been so filed, maintained or furnished. All such reports, documents, claims and notices were complete and correct in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing) such that no material liability exists with respect to the completeness or accuracy of such filing. To the extent applicable, Neuronetics has made available to Greenbrook complete and correct copies of each application or other material filing including all material related supplements, amendments, correspondence and annual reports made with any Governmental Entity made on behalf of Neuronetics relating to the provision of services.

(d)
To the extent applicable, any and all preclinical studies and clinical trials being conducted by or on behalf of Neuronetics, including any activities related to any planned or future studies or trials, have been and are being conducted in compliance in all material respects with experimental protocols, procedures and controls pursuant to applicable Laws, rules and regulations, including the applicable requirements of Good Laboratory Practices, Good Clinical Practices, all applicable requirements relating to protection of human subjects contained in 21 C.F.R. Parts 50, 54, and 56, any conditions, restrictions or limitations imposed on any Authorization, and all applicable registration and publication requirements (including, if applicable, registration on http://clinicaltrials.gov) and any non-U.S. equivalents thereof, as applicable. As of the date hereof, no studies or trials that have been conducted or are currently being conducted have or have had results that undermine in any material respect the study results described or referred to in any documents filed with or furnished to the SEC filed prior to the date hereof, when viewed in the context in which such results are described and the state of development. Neuronetics has not received any notices, correspondence or other communication from the FDA, any other Governmental Entity, or an Institutional Review Board requiring the termination, suspension or material modification of any ongoing or planned studies in clinical development conducted by, or on behalf of, Neuronetics, or in which Neuronetics has participated and to the knowledge of Neuronetics, neither the FDA, nor any other Governmental Entity, nor an Institutional Review Board is considering such action.

(e)
Since January 1, 2020, the development, manufacture, labeling and storage, as applicable, of materials by Neuronetics has been and is being conducted in compliance in all material respects with all applicable Laws including the FDA’s current Good Laboratory Practices, Good Manufacturing Practices and Good Clinical Practices.

(f)
Neither Neuronetics nor, to the knowledge of Neuronetics, any of its officers, employees, agents or clinical investigators (i) made an untrue statement of a material fact or fraudulent statement to the FDA or any Governmental Entity, (ii) failed to disclose a material fact required to be disclosed to the FDA or any Governmental Entity, or (iii) committed any other act, made any statement or failed to make any statement, that (in any such case) would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. Neither Neuronetics nor, to the knowledge of Neuronetics, any of its officers, employees or agents have been convicted of any crime or engaged in any conduct that has resulted in or would reasonably be expected to result in (i) debarment under 21 U.S.C. Section 335a or any similar Law or (ii) exclusion under 42 U.S.C. Section 1320a-7 or any similar Laws.

(g)	Neuronetics has not marketed, advertised, sold or commercialized any product or is currently marketing, selling or otherwise commercializing any product.
(h)	Neuronetics is not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders or similar agreements with or imposed by any Governmental Entity.
(29)	Healthcare Regulatory Compliance.
(a)
Except as disclosed in Section (29)(a) of the Neuronetics Disclosure Letter, Neuronetics is, and at all times since January 1, 2020, has been, in material compliance with all applicable Healthcare Laws and, as of the date of this Agreement, there is no civil, criminal, administrative, or other action, subpoena, suit, demand, claim, hearing, proceeding, oral or written notices or inquiries, or demand pending, received by or overtly threatened in writing against Neuronetics related to such applicable Healthcare Laws. Neuronetics has not been subject to any adverse inspection, survey, inquiry, finding, investigation, penalty assessment, judgment, audit or other compliance or enforcement action. None of Neuronetics or any of their respective employees or contractors has received any written or, to the knowledge of Neuronetics, verbal notice or communication from any Governmental Entity or any Medicare, Medicaid or TRICARE program, any other federal or state health program (as defined in 42 U.S.C. § 1320a-7b(f)) or other similar federal, state or local reimbursement or governmental program alleging or concluding material non-compliance with the Healthcare Laws.
(b)
Since January 1, 2020, Neuronetics has not engaged in an unlawful or unauthorized practice of medicine or other professionally licensed activities through any web sites sponsored or operated, or formerly sponsored or operated, by Neuronetics. All services and items provided to patients by Neuronetics has at all times since January 1, 2020 been provided in material compliance with applicable Laws and Authorizations.

(c)
Except as disclosed in Section (29)(c) of the Neuronetics Disclosure Letter, since January 1, 2018, all claims submitted to any Medical Reimbursement Programs, and the coding and billing practices of (or on behalf of), Neuronetics has in all material respects been in compliance with all Healthcare Laws, applicable contracts and Medical Reimbursement Program billing guidelines. Since January 1, 2018, all billings submitted by Neuronetics has been for goods actually sold and services actually performed for eligible patients and beneficiaries in accordance with the applicable payment rates of the applicable Medical Reimbursement Program, and, except as disclosed in Section (29)(c) of the Neuronetics Disclosure Letter, Neuronetics maintains sufficient documentation required to support such billings. Except for refunds in the ordinary course of business that, individually or in the aggregate, are not material or, except as disclosed in Section (29)(c) of the Neuronetics Disclosure Letter, Neuronetics, and its agents, have not since January 1, 2018 billed or received any payment in excess of amounts allowed by any applicable Healthcare Law, Contract or billing guideline. To the knowledge of Neuronetics, Neuronetics has in all material respects timely, completely, and accurately filed all reports, data and other information required to be filed with any Medical Reimbursement Program or Governmental Entity. Neuronetics and its agents have paid or caused to be paid all known and undisputed refunds or overpayments which have become due to any Medical Reimbursement Program or patient within the timeframes set forth and in accordance with applicable Laws and the patient refund policy of Neuronetics. Except as disclosed in Section (29)(c) of the Neuronetics Disclosure Letter, Neuronetics, and its agents, have not been the subject of, or received any notice of, any focused reviews, Recovery Audit Contractor or other Medicare Program Integrity contractor audits, Medicaid Integrity Program audits or other audits with respect to any Medical Reimbursement Program or otherwise received any notice or request for repayment or refund in excess of $10,000. Without limiting the generality of the foregoing, except to the extent disclosed by Neuronetics, none of Neuronetics, or any of its directors, managers, officers, owners, employees, shareholders, members, agents, or contractors is or has been: (i) debarred, excluded or suspended from participating in any Medical Reimbursement Program; (ii) subject to a civil monetary penalty assessed under Section 1128A of the Social Security Act, sanctioned, indicted or convicted of a crime, or pled nolo contendere or to sufficient facts, in connection with any allegation or violation of any Medical Reimbursement Program requirement or Healthcare Law; (iii) listed on the General Services Administration published list of parties excluded from federal procurement program and nonprocurement programs; (iv) engaged in any activity or entered into any Contracts or other arrangements involving Neuronetics or Supported Practices which are prohibited under the Federal Anti-Kickback Statute, 42 U.S.C. § 1320a-7b(b), and/or the regulations promulgated thereunder, or applicable state or local fraud and abuse statutes or regulations; or (v) engaged in a prohibited “financial relationship,” as that term is defined by the Stark Law or applicable state or local self-referral statutes or regulations, with a physician or an immediate family member of a physician if such physician refers patients to Neuronetics, unless such financial relationship meets an exception to the Stark Law or applicable state or local self-referral statutes or regulations. No person has filed against Neuronetics an action relating to Neuronetics under any qui tam action or federal or state whistleblower statute, including under the False Claims Act of 1863 (31 U.S.C. § 3729 et seq.).

(d)
To the knowledge of Neuronetics, current contractual and other arrangements of Neuronetics comply with all applicable Laws, including applicable Healthcare Laws, except where any such failure to comply, individually or in the aggregate, could not reasonably be expected to result in a Neuronetics Material Adverse Effect.

(e)
Neither Neuronetics or any officer, affiliate or managing employee thereof, in such capacity on behalf of any such Person, directly or indirectly, has: (i) offered or paid or solicited or received any remuneration, in cash or in kind, or made any improper financial arrangements, in violation of any Healthcare Law; (ii) given any gift or gratuitous payment of any kind, nature or description (whether in money, property or services) in violation of any Healthcare Law; (iii) established or maintained any unrecorded account or asset for any purpose or made any misleading, false or artificial entries on any of its books or records in violation of Healthcare Laws; or (iv) made any payment to any Person with the intention that any part of such payment would be in violation of any Healthcare Law. None of Neuronetics, or its agents, have: (i) been served with or received any search warrant, subpoena, civil investigative demand or other written or oral contact or notice from any Governmental Entity regarding any alleged or actual violation of or noncompliance with any Healthcare Laws, (ii) received any written complaints from any employee, independent contractor, vendor, physician, patient or other person alleging that such party has violated, or is currently in violation of, any Healthcare Law, (iii) other than with respect to overpayment refunds of claims billed in error, made any voluntary disclosure to the OIG, the Centers for Medicare & Medicaid Services, or any Medicare Administrative Contractor, Medicaid program or other Governmental Entity relating to any Medical Reimbursement Program regarding a violation of any Healthcare Law, (iv) entered into any written or oral agreement or settlement with any Governmental Entity with respect to noncompliance with or violation of any Healthcare Laws, (v) been party to a corporate integrity agreement with the OIG or any similar agreement with any Governmental Entity, or (vi) reporting obligations pursuant to any settlement agreement or compliance programs, plans, or agreements entered into with the OIG or any Governmental Entity.

(f)
Neuronetics maintains and adheres to commercially reasonable compliance policies and procedures that are designed to promote compliance with and to detect, prevent, and address material violations of applicable Laws, including all material Healthcare Laws, applicable to it and/or its assets, business or operations. Neuronetics is not aware of any complaints from employees, independent contractors, vendors, physicians, customers, patients, or other Persons that could reasonably be considered to indicate a violation of any applicable Law, including any applicable Healthcare Law, which could be reasonably expected, individually or in the aggregate, to result in a Neuronetics Material Adverse Effect. To the extent applicable and available, upon request, a correct and complete copy of each current compliance program of Neuronetics will be made available to Greenbrook, and Neuronetics is, and has in the last four (4) years been, in material compliance with such program, and have adequately trained staff to oversee the functioning of its compliance program.

(g)
Since January 1, 2020, all coding and billing policies, arrangements, protocols and instructions of Neuronetics comply with requirements of the applicable Medical Reimbursement Programs in which such Person participates, if any, and are administered by properly trained personnel, in each case except where any such failure to comply, individually or in the aggregate, could not reasonably be expected to result in a Neuronetics Material Adverse Effect. Without limiting the generality of the foregoing: (i) except as disclosed in Section (29)(g) of the Neuronetics Disclosure Letter, there is no audit, claim review, or other action pending or, to the knowledge of Neuronetics, threatened, that could result in the repayment of Receivables, or the imposition of any material penalties, from any Medical Reimbursement Program and, in each case, Neuronetics has not received notice of, any such audit, claim review or other action, in each case except to the extent that it could not reasonably be expected to result, individually or in the aggregate, in a Neuronetics Material Adverse Effect; and (ii) Neuronetics holds in full force and effect all participation agreements, provider or supplier agreements, enrollments, accreditations, and/or billing numbers that are necessary for participation in, and eligibility to receive reimbursement from, all material Medical Reimbursement Programs in which it participates, if any, in each case, except to the extent that it could not reasonably be expected, individually or in the aggregate, to result in a Neuronetics Material Adverse Effect.

(30)
Restrictions on Conduct of Business. Except as disclosed in Section (30) of the Neuronetics Disclosure Letter, Neuronetics is not a party to or bound by any non-competition agreement, any non-solicitation agreement, or any other agreement, obligation, judgment, injunction, order or decree which purports to: (i) limit in any material respect the manner or the localities in which all or any portion of the business of Neuronetics is conducted; (ii) limit any business practice of Neuronetics in any material respect; or (iii) other than area of mutual interest agreements, bidding agreements or similar agreements entered into in the ordinary course of business, restrict any acquisition or disposition of any property by Neuronetics, in any material respect.

(31)
Litigation. There are no Proceedings pending, or, to the knowledge of Neuronetics threatened, against or involving Neuronetics, or affecting any of their respective properties or assets by or before any Governmental Entity, nor, to the knowledge of Neuronetics, are there any events or circumstances which could reasonably be expected to give rise to any Proceeding, other than Proceedings that would not reasonably be expected to have a Neuronetics Material Adverse Effect. There is no bankruptcy, liquidation, winding-up or other similar Proceeding pending or in progress, or, to the knowledge of Neuronetics, threatened against or relating to Neuronetics before any Governmental Entity. Neither Neuronetics, nor any of its properties or assets is subject to any outstanding judgment, order, writ, injunction or decree that would have or would be reasonably expected to have, individually or in the aggregate, a Neuronetics Material Adverse Effect or that would or would be reasonably expected to prevent or delay the consummation of the Arrangement or the transactions contemplated hereby.

(32)	Environmental Matters. Except as disclosed in Section (32) of the Neuronetics Disclosure Letter:
(a)	Neuronetics has been and is in compliance, in all material respects, with all, and has not violated, in any material respect, any, Environmental Laws;
(b)
Neuronetics is in possession of, and in compliance with, all material Authorizations required by Environmental Laws that are required to own, lease, develop and operate their respective assets and properties and to conduct their respective businesses, as now conducted;

(c)
to the knowledge of Neuronetics, there has been no Release of Hazardous Substances from the properties used by Neuronetics to operate their business or for which Neuronetics could reasonably be held responsible pursuant to Environmental Laws;

(d)
Neuronetics has made available to Greenbrook copies of all reports, documents, data and correspondence with environmental regulators and any other material related to environmental matters affecting Neuronetics;

(e)
there are no pending claims or, to the knowledge of Neuronetics, threatened claims, directives, complaints, inspections, orders, demands, or notices against Neuronetics arising out of any Environmental Laws, including claims to revoke, terminate or suspend any environmental Authorization; and

(f)	there are no claims and there are no existing facts or circumstances that would be expected to result in any environmental Authorization of Neuronetics to be revoked or modified.
(33)	Employees and Labour Matters.
(a)
To the knowledge of Neuronetics, all Neuronetics Employees and Contractors engaged by Neuronetics are authorized to work in the jurisdiction in which they are working and have appropriate documentation demonstrating such authorization. To the knowledge of Neuronetics, each Person who requires a visa, employment pass or other required permit to work in the jurisdiction in which he/she is working has produced a current visa, employment pass or such other required permit to Neuronetics and possesses all necessary permission to remain in such jurisdiction and perform services in such jurisdiction.

(b)
Neuronetics is, and for the past three (3) years has been, in compliance with all applicable Laws respecting employment, including employment standards, labour, human rights, pay equity, harassment (including sexual harassment), immigration, workers’ compensation and occupational health and safety, except where any failure to so comply could not reasonably be expected to result in a Neuronetics Material Adverse Effect, and there are no material outstanding Proceedings, Orders or other actions or, to the knowledge of Neuronetics, material threatened Proceedings, Orders or other actions under any such applicable Law.
(c)
All amounts due or accrued for all salaries, wages, bonuses, commissions, vacation with pay, sick days, termination and severance pay and benefits under Neuronetics Benefit Plans have either been paid or are accurately reflected in the books and records of Neuronetics or its applicable Subsidiary.

(d)
Except for any consideration payable pursuant to a Neuronetics Benefit Plan in effect as of the date hereof which has been disclosed to Neuronetics in Section (33)(d) of the Neuronetics Disclosure Letter, or as contemplated pursuant to the Arrangement, there are no change of control payments, golden parachutes, severance payments, retention payments or agreements with current or former Neuronetics Employees, Contractors or directors providing for cash or other compensation or benefits, in any case, which become payable upon the consummation of the Arrangement or any other transaction contemplated by this Agreement.

(e)
During the past three (3) years, Neuronetics has properly characterized retained individuals as either employees or independent contractors for the purposes of Taxes, except where any failure to do so could not reasonably be expected to result in a Neuronetics Material Adverse Effect, and Neuronetics has not received any notice from any Governmental Entity disputing such classification that has not been resolved as of the date of this Agreement.

(f)	Neuronetics is not a party to any labour, collective bargaining, works council, employee association or similar agreement.
(g)	To the knowledge of Neuronetics, there is no organizing activity involving Neuronetics pending or threatened by any labour organization or group of employees.
(h)
There are no labour disputes pending against or involving Neuronetics, and there have been no such disputes in the past three (3) years, in any case, that could reasonably be expected to result in a Neuronetics Material Adverse Effect. Neuronetics is not currently engaged in any Unfair Labor Practice (as defined in the National Labor Relations Act), and there are no material Unfair Labor Practice charges, grievances or complaints pending, in any case, that could reasonably be expected to result in a Neuronetics Material Adverse Effect.

(i)
Except for any such pending or threatened Proceeding that could not reasonably be expected to result in a Neuronetics Material Adverse Effect, there is not, nor has there been for the last three (3) years, (i) any Proceeding pending or, to the knowledge of Neuronetics, threatened in writing by or before any Governmental Entity with respect to Neuronetics concerning employment-related matters or (ii) any Proceeding pending or, to the knowledge of Neuronetics, threatened in writing against or affecting Neuronetics brought by any current or former applicant, employee or independent contractor of Neuronetics.

(j)
There are no outstanding assessments, penalties, fines, Liens, charges, or surcharges due or owing pursuant to any workplace safety and insurance legislation that could reasonably be expected to result in a Neuronetics Material Adverse Effect, and Neuronetics has not been reassessed under such legislation during the past three (3) years that could reasonably be expected to result in a Neuronetics Material Adverse Effect, and, to the knowledge of Neuronetics, no audit of Neuronetics is currently being performed pursuant to any applicable workplace safety and insurance legislation.

(k)
As of the date of this Agreement, no Neuronetics Senior Employee has provided written notice to Neuronetics that he or she intends to resign, retire or terminate his or her employment with Neuronetics as a result of the transactions contemplated by this Agreement or otherwise within the twelve (12) month period following the date of this Agreement.

(l)
To the knowledge of Neuronetics, no Neuronetics Employee (i) is subject to any non-competition, non-solicitation, nondisclosure, confidentiality, employment, consulting or similar agreement with any other Person in material conflict with the present and proposed business activities of Neuronetics, except agreements between Neuronetics Senior Employees and Neuronetics or (ii) is in material violation of any common law nondisclosure obligation or fiduciary duty relating to the ability of such individual to work for Neuronetics or the use of trade secrets and proprietary information.
(m)
Neuronetics has not implemented any material reductions in hours, furloughs, or salary reductions that would reasonably be expected to (i) cause any Neuronetics Employee currently classified as “exempt” under applicable federal or state law to lose such “exempt” status, or (ii) cause any Neuronetics Employee’s compensation to fall below the applicable federal, state, or local minimum wage.

(n)
No officer, director or management level employee of Neuronetics is the subject of a pending or, to the knowledge of Neuronetics, threatened Proceeding involving an allegation of workplace sexual harassment or assault. During the past three (3) years, Neuronetics has not entered into any settlement agreements related to allegations of workplace sexual harassment or misconduct by: (a) any current executive officer, director or management level employee; or (b) former executive officer, director or management level employee.

(34)	Neuronetics Benefit Plans.
(a)
Section (34)(a) of the Neuronetics Disclosure Letter sets forth a true, complete and accurate list of all Neuronetics Benefit Plans. Neuronetics has made available to Greenbrook true and correct copies of the documents governing all such Neuronetics Benefit Plans, as amended, and to the extent applicable:

(i)
the three (3) most recent annual reports on Form 5500 and all schedules thereto, and the most recent of any other annual information returns filed with Governmental Entities in respect of each Neuronetics Benefit Plan for which such filing is required by applicable Law;

(ii)	the most recent accounting and certified financial statement of each Neuronetics Benefit Plan for which such statement is made;
(iii)	the most recent summary plan description and summary of material modifications;
(iv)
each plan document, and in the case of unwritten Neuronetics Benefit Plans written descriptions of the material terms thereof, current trust agreement, insurance contract or policy, group annuity contract and any other funding arrangement documents relating to such Neuronetics Benefit Plan;

(v)	the most recent actuarial reports, financial statements or valuation reports;
(vi)	a current Internal Revenue Service opinion or favourable determination letter;
(viii)	all material non-routine correspondence to or from any Governmental Entity in the past three (3) years relating to any Neuronetics Benefit Plan; and
(ix)	all non-discrimination tests for each Neuronetics Benefit Plan for the three (3) most recent plan years.
(b)
Each Neuronetics Benefit Plan (and each related trust, insurance contract, and fund) has been maintained, funded, and administered at all times in accordance with the terms of such Neuronetics Benefit Plan, the terms of any applicable collective bargaining agreement, and all applicable Laws, in each case, in all material respects, and there has not been any notice issued by any Governmental Entity questioning, challenging or investigating such compliance in the past three (3) years. No act or omission has occurred and no condition exists with respect to any Neuronetics Benefit Plan that would subject Neuronetics, Greenbrook or any of its affiliates to any fine, penalty, Tax or other liability imposed under ERISA, the Code, the Tax Act, or other applicable law, including Section 4980H of the Code, that could reasonably be expected to result in a material liability to Neuronetics or any of its affiliates.

(c)
There are no Proceedings pending or, to the knowledge of Neuronetics, threatened with respect to the Neuronetics Benefit Plans (other than routine claims for benefits) that could reasonably be expected to result in a material liability to Neuronetics, and, to the knowledge of Neuronetics, no event has occurred or facts or circumstances exists that could result in such a Proceeding.

(d)
No Neuronetics Benefit Plan is, or, within the last three (3) years, has been subject to any investigation, examination, audit or other proceeding, or Proceeding initiated by any Governmental Entity, the subject of an application or filing under, or is a participant in, a government-sponsored amnesty, voluntary compliance, self-correction or similar program.

(e)
No event has occurred with respect to any Neuronetics Benefit Plan, and there has been no failure to act on the part of Neuronetics or, to the knowledge of Neuronetics, any ERISA Affiliate of Neuronetics or a trustee or administrator of any Neuronetics Benefit Plan, that could subject Neuronetics, ERISA Affiliates of Neuronetics or such trustee or administrator Neuronetics Benefit Plan to the imposition of any Tax, penalty, penalty Tax or other liability, whether by way of indemnity or otherwise, in any event, that could reasonably be expected to result in a material liability to Neuronetics.

(f)
Each Neuronetics Benefit Plan that is an “employee pension benefit plan” (as defined in Section 3(2) of ERISA) intended to be “qualified” within the meaning of Section 401(a) of the Code has received a recent and currently effective determination letter or can rely on an opinion letter for a prototype plan from the Internal Revenue Service that such plan is so qualified and exempt from taxation in accordance with Sections 401(a) and 501(a) of the Code, and, to the knowledge of Neuronetics, no condition exists that would be expected to adversely affect such qualification or result in a Neuronetics Material Adverse Effect.

(g)
None of the Neuronetics Benefit Plans are, and none of Neuronetics or any ERISA Affiliate has, in the past six (6) years, sponsored, maintained, contributed to or had an obligation to contribute to or has had any liability, contingent or otherwise, with respect to, (i) a “single employer plan” (as such term is defined in Section 4001(a)(15) of ERISA) subject to Section 412 of the Code or Title IV of ERISA, (ii) a “multiple employer plan” or “multiple employer welfare arrangement” (as such terms are defined in ERISA), (iii) a welfare benefit fund (as such term is defined in Section 419 of the Code), (iv) “multiemployer plans” (as defined in Section (3)(37) of ERISA) or (v) a voluntary employees’ beneficiary association in accordance with Section 501(c)(9) of the Code. There does not now exist, nor, to the knowledge of Neuronetics, do any circumstances exist that would reasonably be expected to result in, following the Effective Time, any liability under Title IV of ERISA to Neuronetics.

(h)
No Neuronetics Benefit Plan has a deficit that could reasonably be expected to result in a material liability to Neuronetics, and the liabilities of Neuronetics in respect of all Neuronetics Benefit Plans are properly accrued and reflected in the audited consolidated financial statements of Neuronetics in accordance with U.S. GAAP.

(35)	Insurance.
(a)
Neuronetics is, and has been continuously since January 1, 2021, insured by reputable third-party insurers with reasonable and prudent policies appropriate and customary for the size and nature of the business of Neuronetics.

(b)
Each material insurance policy currently in effect that insures the physical properties, business, operations and assets of Neuronetics is valid and binding and in full force and effect and there is no material claim pending under any such policies as to which coverage has been questioned, denied or disputed. There is no material claim pending under any insurance policy of Neuronetics that has been denied, rejected, questioned or disputed by any insurer or as to which any insurer has made any reservation of rights or refused to cover all or any material portion of such claims. All material Proceedings covered by any insurance policy of Neuronetics have been properly reported to and accepted by the applicable insurer. Neuronetics has paid, or caused to be paid, all material insurance policy.

(36)	Taxes.
(a)	Neuronetics has duly and timely filed all income and other material Tax Returns required to be filed by them and all such Tax Returns are complete and correct in all material respects.
(b)
Neuronetics has paid on a timely basis all Taxes which are due and payable (whether or not assessed by the appropriate Governmental Entity) and all assessments and reassessments, other than those which are being or have been contested in good faith and in respect of which adequate reserves have been provided in the most recently published consolidated financial statements of Neuronetics, and Neuronetics has provided adequate accruals in accordance with U.S. GAAP in the most recently published consolidated financial statements of Neuronetics for any Taxes of Neuronetics for the period covered by such financial statements that have not been paid (whether or not shown as being due on any Tax Returns), except in each case to the extent that the failure to do so would not reasonably be expected to, individually or in the aggregate, have a Neuronetics Material Adverse Effect. Since such publication date, no material liability in respect of Taxes not reflected in such statements or otherwise provided for has been assessed, proposed to be assessed, incurred or accrued, other than in the ordinary course of business. Neuronetics has not received any material refund of Taxes or any governmental grant, subsidy or similar amount to which it was not entitled.
(c)
Neuronetics has kept all the records and supporting documents required by the applicable tax Laws and regulations and in accordance with such Laws and regulations. All Taxes required to be withheld, collected or deposited by or in respect to Neuronetics have been timely withheld, collected or deposited, as the case may be, in connection with amounts paid or owing to any employee, independent contractor, member, creditor or other third party and, to the extent required, have been paid to the relevant Governmental Entities, and Neuronetics has complied with all applicable Laws relating to the withholding of Taxes, except in each case to the extent that the failure to do so would not reasonably be expected to, individually or in the aggregate, have a Neuronetics Material Adverse Effect.

(d)
No deficiencies, litigation, proposed adjustments or matters in controversy exist or have been asserted in writing with respect to Taxes of Neuronetics and Neuronetics is not a party to any Proceeding for assessment or collection of Taxes and no such event has been asserted or threatened in writing against Neuronetics or any of its respective assets.

(e)
No written claim has been made by any Governmental Entity in a jurisdiction where Neuronetics files Tax Returns that Neuronetics is or may be subject to Tax by, or required to file Tax Returns in, that jurisdiction.

(f)
Neuronetics has not received a ruling from any Governmental Entity in respect of Taxes or signed any installment agreement or similar agreement in respect of Taxes with any Governmental Entity that has effect for any period ending after the Effective Date.

(g)
There are no Liens with respect to Taxes upon any of the assets of Neuronetics other than (i) Permitted Liens or (ii) Liens which would not reasonably be expected to, individually or in the aggregate, have a Neuronetics Material Adverse Effect.

(h)
Neuronetics has duly and timely collected all amounts on account of any Taxes, including any sales, use and transfer taxes, required by Law to be collected by it and has duly and timely remitted to the appropriate Governmental Entity such amounts required by Law to be remitted by it, except in each case to the extent that the failure to do so would not reasonably be expected to, individually or in the aggregate, have a Neuronetics Material Adverse Effect.

(i)
There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, Taxes due from Neuronetics for any taxable period and no request for any such waiver or extension is currently pending.

(j)
Neuronetics has complied in full with the transfer pricing provisions of all applicable Laws, including the contemporaneous documentation, retention and filing requirements thereof, except to the extent that the failure to do so would not reasonably be expected to, individually or in the aggregate, have a Neuronetics Material Adverse Effect.

(k)
Neuronetics is not a party to nor is bound by, nor has any obligation under, any Tax sharing, allocation, indemnification nor similar agreement or arrangement (other than customary provisions contained in commercial agreements entered into in the ordinary course of business, the principal purpose of which is not Tax). Neuronetics does not have any liability for any unpaid Taxes of any other Person (other than Neuronetics) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by contract or otherwise by operation of Law.

(l)
Neuronetics is not currently, and has not been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(a) of the Code.

(m)
Neuronetics has not participated in any “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4 (or any similar provision of applicable Law) or any “tax shelter” within the meaning of Section 6662 of the Code (or any similar provision of applicable Law).

(n)	Neuronetics is resident in the jurisdiction in which it was formed, and is not resident in any other country.
(37)	Opinion of Financial Advisor. The Neuronetics Board has received the Neuronetics Fairness Opinion.
(38)
Brokers. Except for the engagement letter between Neuronetics and Canaccord Genuity LLC and the fees payable under or in connection with such engagement and to legal counsel, no investment banker, broker, finder, financial adviser or other intermediary has been retained by or is authorized to act on behalf of Neuronetics, or is entitled to any fee, commission or other payment from Neuronetics in connection with this Agreement or any other transaction contemplated by this Agreement. A true and complete copy of the engagement letter between Neuronetics and Canaccord Genuity LLC has been provided to Greenbrook and Neuronetics has made true and complete disclosure to Greenbrook of all fees, commissions or other payments that may be incurred pursuant to such engagement or that may otherwise be payable to Canaccord Genuity LLC.

(39)	Board Approval.
(a) The Neuronetics Board has unanimously: (i) determined that the Arrangement is in the best interests of Neuronetics and its shareholders; (ii) resolved to unanimously recommend that Neuronetics Stockholders vote in favour of the Neuronetics Resolutions; and (iii) authorized the entering into of this Agreement and the performance by Neuronetics of its obligations under this Agreement, and no action has been taken to amend, or supersede such determinations, resolutions, or authorizations.
(b) Each of the Neuronetics Locked-Up Shareholders has advised Neuronetics and Neuronetics believes that they intend to vote or cause to be voted all Neuronetics Shares beneficially held by them in favour of the Neuronetics Resolutions and Neuronetics shall make a statement to that effect in the Neuronetics Proxy Statement.
(40)	Funds Available. Neuronetics has sufficient funds available to pay the Neuronetics Termination Fee.
(41)
Consideration Shares. The Consideration Shares to be issued at the Effective Time will be duly authorized and validly issued by Neuronetics as fully paid and nonassessable shares of Neuronetics, free and clear of all Liens.

(42)	Anti-Money Laundering and Anti-Corruption.
(a)
None of Neuronetics, any of its shareholders, officers, directors, agents, current or former employees, contractors, Affiliates, or any third party acting on their behalf has at any time: (a) actually, potentially, allegedly, or apparently violated any AML Laws; (b) been or is the subject of, or has undergone or is undergoing, any examination, investigation, suit, arbitration, litigation, inquiry, audit or review by itself, its legal representatives, or any Governmental Entity for actual, potential, alleged, or apparent violations of AML Laws; (c) created or caused the creation of any false or inaccurate books and records; (d) received or made any report or allegation of actual, potential, alleged, or apparent non-compliance with AML Laws; (e) been engaging in or conspired to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any AML Laws; or (f) been prosecuted for, or convicted of, any violation of any AML Laws.

(b)
None of Neuronetics, any of its shareholders, current or former directors, executives, officers, employees, contractors, agents or, or any third party acting on their behalf, in each case while acting for or on behalf of Neuronetics, has at any time: (a) offered, promised, made or authorized, or agreed to offer, promise, make or authorize (or made attempts at doing any of the foregoing) gifted any unlawful contribution, expense, payment or gift of funds, property, or anything else of value to or for the use or benefit of any Government Official or other Person; (b) used or is using any corporate funds for any illegal contributions, gifts, entertainment or other expenses relating to political activity; (c) violated any Anti-Corruption Laws; (d) aided, abetted, facilitated, or counselled any violation of any Anti-Corruption Laws; received or made any report of any actual, potential, alleged, or apparent violations of any Anti-Corruption Laws; (e) been or is the subject of, or has undergone or is undergoing, any examination, investigation, inquiry, arbitration, litigation, suit, audit, or review by itself, its legal or other representatives, or a Governmental Entity for actual, potential, alleged, or apparent non-compliance with any Anti-Corruption Law; (f) has established or maintained, or is maintaining, any illegal fund of corporate monies or other properties; (g) created or caused the creation of any false or inaccurate books and records; or (h) made any bribe, illegal rebate, illegal payoff, influence payment, kickback or other illegal payment of any nature.
(c)	Neuronetics has at all times implemented and maintained controls and systems reasonably designed to prevent, detect, and deter violations of applicable AML Laws and Anti-Corruption Laws.
(43)	Customs and International Trade.
(a)
None of Neuronetics, any of its shareholders, officers, directors, agents, current or former employees, contractors, Affiliates, or any third party acting on their behalf has at any time: (a) been a Sanctioned Person; (b) directly or indirectly engaged in any dealings or transactions with, involving, or for the benefit of any Sanctioned Person or in Russia or Belarus; (c) actually, potentially, allegedly, or apparently violated any Sanctions; (d) been or is the subject of, or has undergone or is undergoing, any examination, investigation, suit, arbitration, litigation, inquiry, audit or review by itself, its legal representatives, or any Governmental Entity for actual, potential, alleged, or apparent violations of Sanctions; (e) created or caused the creation of any false or inaccurate books and records; (f) received or made any report or allegation of actual, potential, alleged, or apparent non-compliance with Sanctions; (g) been engaging in or conspired to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Sanctions; or (h) been prosecuted for, or convicted of, any violation of any Sanctions.

(b)
At all times, Neuronetics has been in compliance with all applicable Customs & International Trade Laws and no formal claims concerning the liability of Greenbrook or any of its Subsidiaries under such Laws are unresolved. Without limiting the foregoing, at all times (i) Neuronetics and, to the knowledge of Neuronetics, all Persons acting on its behalf have obtained all import and export licenses and all other consents, notices, waivers, approvals, orders, authorizations, registrations, declarations, classifications and filings required for the export, import, reexport or transfer of goods, services, software and technology required for the operation of the respective businesses of Neuronetics, including any Authorizations required under Customs & International Trade Laws, (ii) no Governmental Entity has initiated any Proceeding or imposed any civil or criminal fine, penalty, seizure, forfeiture, revocation of any Authorization under Customs & International Trade Laws, debarment or denial of future Authorizations under Customs & International Trade Laws against any of Greenbrook or any of its Subsidiaries or any of their respective directors, officers, employees or agents in connection with any actual or alleged violation of any applicable Customs & International Trade Laws and (iii) there have been no written claims, investigations or requests for information by a Governmental Entity with respect to Neuronetics’ Authorizations and compliance with applicable Customs & International Trade Laws.

(c)
Neuronetics has at all times implemented and maintained controls and systems reasonably designed to prevent, detect, and deter violations of applicable Sanctions and Customs & International Trade Laws.

(44)
Investment Canada Act. Neuronetics is not a “state-owned enterprise” within the meaning of the Investment Canada Act, and is a “trade agreement investor” or a “WTO investor” within the meaning of the Investment Canada Act.

APPENDIX “B”
PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT UNDER SECTION 182 OF THE BUSINESS CORPORATIONS ACT
(ONTARIO)
(See attached.)

Appendix “B”
PLAN OF ARRANGEMENT

UNDER SECTION 182 OF THE
BUSINESS CORPORATIONS ACT (ONTARIO)

ARTICLE 1
INTERPRETATION
1.1	Definitions
Whenever used in this Plan of Arrangement, the following words and terms have the meanings set out below:
“affiliate” has the meaning given to it in National Instrument 45-106 – Prospectus Exemptions under Canadian Securities Laws;
“Arrangement” means the arrangement of Greenbrook under section 182 of the OBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with the terms of the Arrangement Agreement and this Plan of Arrangement or made at the direction of the Court in the Interim Order or Final Order with the consent of Neuronetics and Greenbrook, each acting reasonably;
“Arrangement Agreement” means the arrangement agreement dated as of August 11, 2024 to which this Plan of Arrangement is attached as Schedule A, and all schedules annexed thereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof;
“Arrangement Resolution” means the special resolution of Greenbrook Shareholders approving the Arrangement which is to be considered at the Greenbrook Meeting, substantially in the form of Schedule B to the Arrangement Agreement;
“Articles of Arrangement” means the articles of arrangement of Greenbrook in respect of the Arrangement required by the OBCA to be sent to the Director after the Final Order is made, which shall include this Plan of Arrangement and otherwise be in form and substance satisfactory to Neuronetics and Greenbrook, each acting reasonably;
“Authorization” means, with respect to any Person, any authorization, order, permit, approval, grant, licence, registration, consent, right, notification, condition, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction, decision, decree, by-law, rule or regulation, of, from or required by any Governmental Entity having jurisdiction over the Person;
“Business Day” means any day, other than a Saturday, a Sunday or a statutory or civic holiday in the Province of Ontario or in the State of Pennsylvania;
“Canadian Securities Laws” means the Securities Act, together with all other applicable securities Laws, rules and regulations and published policies thereunder or under the securities laws of any other province or territory of Canada;
“Certificate of Arrangement” means the certificate of arrangement to be issued by the Director pursuant to subsection 183(2) of the OBCA in respect of the Articles of Arrangement;
“Consideration” means, for each Greenbrook Share outstanding at the Effective Time, a fraction of a Neuronetics Share equal to the Exchange Ratio;
“Consideration Shares” means the Neuronetics Shares to be issued as Consideration pursuant to the Arrangement;
“Court” means the Ontario Superior Court of Justice (Commercial List);
“Depositary” means Computershare Investor Services Inc. or such other Person that Greenbrook may appoint to act as depositary for the Greenbrook Shares in relation to the Arrangement, with the approval of Neuronetics, acting reasonably;
“Director” means the Director appointed pursuant to Section 278 of the OBCA;

“Dissent Rights” has the meaning set forth in Section 4.1(a);
“Dissent Shares” means Greenbrook Shares held by a Dissenting Shareholder and in respect of which the Dissenting Shareholder has validly exercised Dissent Rights;
“Dissenting Shareholder” means a registered Greenbrook Shareholder who has validly exercised a Dissent Right and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights, but only in respect of Greenbrook Shares in respect of which Dissent Rights are validly exercised by such Greenbrook Shareholder;
“Effective Date Market Price” has the meaning specified in Section 3.1(d);
“Exchange Ratio” means the number, rounded down to the nearest five decimal places, that is equal to the quotient obtained when (A) 25,304,971 is divided by (B) the aggregate number of Greenbrook Shares issued and outstanding immediately prior to the Effective Time (including, for greater certainty, the Greenbrook Shares issued pursuant to the Greenbrook Debt Conversion and Section 3.1(a) and Section 3.1(e) of this Plan of Arrangement);
“Effective Date” means the date shown on the Certificate of Arrangement;
“Effective Time” means 3:01 a.m. (Toronto time) on the Effective Date, or such other time as the Parties agree to in writing before the Effective Date;
“Final Order” means the final order of the Court made pursuant to section 182 of the OBCA in form and substance acceptable to Neuronetics and Greenbrook, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of both Neuronetics and Greenbrook, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both Neuronetics and Greenbrook, each acting reasonably) on appeal;
“Governmental Entity” means: (a) any multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, police force, board, ministry, bureau or agency, domestic or foreign; (b) any stock exchange, including the NASDAQ; (c) any subdivision, agent, commission, board or authority of any of the foregoing; or (d) any quasi-governmental or private body, including any tribunal, commission, regulatory agency or self-regulatory organization, exercising any regulatory, antitrust, foreign investment, economic sanctions, law enforcement, expropriation or taxing authority under or for the account of any of the foregoing;
“Greenbrook” means Greenbrook TMS Inc., a corporation existing under the laws of the Province of Ontario;
“Greenbrook Board” means the board of directors of Greenbrook as the same is constituted from time to time;
“Greenbrook Debt Conversion” has the meaning specified in the Arrangement Agreement;
“Greenbrook DSU Plan” means Greenbrook’s Deferred Share Unit Plan, adopted on May 6, 2021;
“Greenbrook DSUs” means outstanding deferred share units issued under the Greenbrook DSU Plan;
“Greenbrook Equity Awards” means Greenbrook Options, Greenbrook PSUs, Greenbrook RSUs and Greenbrook DSUs;
“Greenbrook Equity Incentive Plans” means, collectively, the Greenbrook Omnibus Plan and the Greenbrook DSU Plan;
“Greenbrook Meeting” means the special meeting of Greenbrook Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set out in the Greenbrook Proxy Statement and agreed to in writing by Neuronetics;
“Greenbrook Omnibus Plan” means Greenbrook’s Amended and Restated Omnibus Equity Incentive Plan, last amended May 6, 2021;
“Greenbrook Options” means outstanding options to purchase Greenbrook Shares issued under the Greenbrook Omnibus Plan;

“Greenbrook PSUs” means outstanding performance share units issued under the Greenbrook Omnibus Plan;
“Greenbrook RSUs” means outstanding restricted share units issued under the Greenbrook Omnibus Plan;
“Greenbrook Security” means a Greenbrook Share, a Greenbrook Option, a Greenbrook PSU, a Greenbrook RSU, a Greenbrook DSU or a Greenbrook Warrant;
“Greenbrook Securityholder” means a holder of one or more Greenbrook Securities;
“Greenbrook Shareholders” means the holders of Greenbrook Shares;
“Greenbrook Shares” means the common shares in the authorized share capital of Greenbrook;
“Greenbrook Warrants” means outstanding warrants to purchase Greenbrook Shares;
“Interim Order” means the interim order of the Court made pursuant to section 182 of the OBCA in a form acceptable to Neuronetics and Greenbrook, each acting reasonably, providing for, among other things, the calling and holding of the Greenbrook Meeting, as such order may be amended by the Court with the consent of Neuronetics and Greenbrook, each acting reasonably;
“Law” or “Laws” means all laws (including common law, statutory law, or otherwise), by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgments, injunctions, determinations, awards, decrees or other legally binding requirements, whether domestic or foreign, and the terms and conditions of any Authorization of or from any Governmental Entity, and, for greater certainty, includes Canadian Securities Laws and U.S. Securities Laws and the term “applicable” with respect to such Laws and in a context that refers to one or more Persons, means such Laws as are applicable to such Persons or its business, undertaking, assets, property or securities and emanate from a Persons having jurisdiction over the Person or Persons or its or their business, undertaking, assets, property or securities;
“Letter of Transmittal” means the Letter of Transmittal(s), in a form reasonably satisfactory to Neuronetics, to be delivered by Greenbrook to Greenbrook Shareholders providing for the delivery of the Greenbrook Shareholders’ Greenbrook Shares to the Depositary;
“Liens” means any hypothecs, mortgages, pledges, assignments, liens, charges, security interests, statutory or deemed trusts, encumbrances and adverse rights or claims, other third party interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;
“Minimum Price” has the meaning specified in Section 3.1(d);
“NASDAQ” means the NASDAQ Stock Market LLC;
“Net Option Surrender Shares” has the meaning specified in Section 3.1(a);
“Net Warrant Surrender Shares” has the meaning specified in Section 3.1(e);
“Neuronetics” means Neuronetics, Inc., a corporation existing under the laws of the State of Delaware;
“Neuronetics Excess Shares” has the meaning set forth in Section 3.2(b);
“Neuronetics Shares” means shares of common stock in the authorized share capital of Neuronetics;
“Neuronetics Share Trust” has the meaning set forth in Section 3.2(b);
“OBCA” means the Business Corporations Act (Ontario);
“Person” includes an individual, partnership, association, body corporate, trustee, executor, administrator, legal representative, government (including any Governmental Entity) or any other entity, whether or not having legal status;
“Plan of Arrangement” means this plan of arrangement, subject to any amendments or variations to such plan made in accordance with the Arrangement Agreement and this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of Neuronetics and Greenbrook, each acting reasonably;

“Securities Act” means the Securities Act (Ontario) and the rules, regulations and published policies made thereunder;
“Tax Act” means the Income Tax Act (Canada);
“U.S. Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time and the rules and regulations of the SEC promulgated thereunder;
“U.S. Securities Act” means the U.S. Securities Act of 1933, as amended from time to time and the rules and regulations of the SEC promulgated thereunder;
“U.S. Securities Laws” means the U.S. Securities Act, the U.S. Exchange Act and all other applicable U.S. federal securities laws; and
“United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.
1.2	Interpretation Not Affected by Headings
The division of this Plan of Arrangement into Articles, Sections, subsections, paragraphs and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Plan of Arrangement. Unless the contrary intention appears, references in this Plan of Arrangement to an Article, Section, subsection, paragraph or Schedule by number or letter or both refer to the Article, Section, subsection, paragraph or Schedule, respectively, bearing that designation in this Plan of Arrangement.
1.3	Number and Gender
In this Plan of Arrangement, unless the contrary intention appears, words importing the singular include the plural and vice versa, and words importing gender shall include all genders.
1.4	Date for any Action
If the date on which any action is required to be taken hereunder is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.
1.5	Currency
Unless otherwise stated, all references in this Agreement to sums of money are expressed in lawful money of the United States of America and “$” refers to United States dollars.
1.6	Statutes
Any reference to a statute refers to such statute and all rules, resolutions and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.
ARTICLE 2
EFFECT OF ARRANGEMENT
2.1	Arrangement Agreement
This Plan of Arrangement is made pursuant to and subject to the provisions of the Arrangement Agreement. If there is any inconsistency or conflict between the provisions of this Plan of Arrangement and the provisions of the Arrangement Agreement, the provisions of this Plan of Arrangement shall govern.
2.2	Binding Effect
This Plan of Arrangement and the Arrangement shall, upon the filing of the Articles of Arrangement and the issuance of the Certificate of Arrangement, and without any further authorization, act or formality on the part of the Court, become effective and be binding upon Neuronetics, Greenbrook, the Depositary, all registered and beneficial Greenbrook Shareholders, including Dissenting Shareholders, all other Greenbrook Securityholders, the registrar and transfer agent of Greenbrook, and all other Persons.

ARTICLE 3
ARRANGEMENT
3.1	Arrangement
Commencing at the Effective Time, in five-minute increments, each of the following events shall occur and shall be deemed to occur consecutively in the following order, except where noted, without any further authorization, act or formality:
(a)
each Greenbrook Option (whether vested or unvested) outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, surrendered for cancellation and transferred to Greenbrook in consideration for the issuance by Greenbrook of that number of Greenbrook Shares (“Net Option Surrender Shares”), if any, equal to, rounded down to the nearest whole share: (i) the number of Greenbrook Shares subject to such Greenbrook Option immediately prior to the Effective Time minus (ii) the number of Greenbrook Shares that, when multiplied by the closing price of a Greenbrook Share on the OTCQB Market on the trading day immediately preceding the Effective Date, is equal to the aggregate exercise price of such Greenbrook Option (and in the event that such number of Greenbrook Shares is negative, it shall be deemed to be zero), and the holder of the Greenbrook Option shall be and shall be deemed to be the holder of such number of Net Option Surrender Shares, but the holder of such Greenbrook Option shall not be entitled to a certificate or other document representing the Net Option Surrender Shares so issued;

(b)
each Greenbrook PSU (whether vested or unvested), notwithstanding the terms of the Greenbrook Omnibus Plan or any award agreement governing the Greenbrook PSUs, shall immediately be cancelled for no consideration and the holder thereof shall no longer have any rights thereto;

(c)
each Greenbrook RSU (whether vested or unvested), notwithstanding the terms of the Greenbrook Omnibus Plan or any award agreement governing the Greenbrook RSUs, shall immediately be cancelled for no consideration and the holder thereof shall no longer have any rights thereto;

(d)
each Greenbrook DSU (whether vested or unvested) outstanding immediately prior to the Effective Time, notwithstanding the terms of the Greenbrook DSU Plan or any award agreement governing the Greenbrook DSUs, shall be deemed to be unconditionally fully vested, and thereafter such Greenbrook DSU shall, without any further action by or on behalf of the holder of such Greenbrook DSU, be deemed to be assigned and transferred by such holder to Greenbrook and shall immediately be cancelled in exchange for: (i) if the closing price of a Greenbrook Share on the OTCQB Market on the trading day immediately preceding the Effective Date (the “Effective Date Market Price”) is less than or equal to $0.0846 (the “Minimum Price”), a cash payment equal to the Effective Date Market Price; and (ii) if the Effective Date Market Price is greater than the Minimum Price, at the election of Neuronetics, either (A) a cash payment equal to the Effective Date Market Price, or (B) such number of Neuronetics Shares equal to the Effective Date Market Price divided by the closing price of a Neuronetics Share on the NASDAQ on the trading day immediately preceding the Effective Date, less any applicable withholdings pursuant to Section 5.3;

(e)
each Greenbrook Warrant (whether vested or unvested) outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, surrendered for cancellation and transferred to Greenbrook in consideration for the issuance by Greenbrook of that number of Greenbrook Shares (“Net Warrant Surrender Shares”), if any, equal to, rounded down to the nearest whole share: (i) the number of Greenbrook Shares subject to such Greenbrook Warrant immediately prior to the Effective Time minus (ii) the number of Greenbrook Shares that, when multiplied by the closing price of a Greenbrook Share on the OTCQB Market on the trading day immediately preceding the Effective Date, is equal to the aggregate exercise price of such Greenbrook Warrant (and in the event that such number of Greenbrook Shares is negative, it shall be deemed to be zero), and the holder of the Greenbrook Warrant shall be and shall be deemed to be the holder of such number of Net Warrant Surrender Shares, but the holder of such Greenbrook Warrant shall not be entitled to a certificate or other document representing the Net Warrant Surrender Shares so issued;

(f)
concurrently with the steps set out in Sections 3.1(a), 3.1(b), 3.1(c), 3.1(d), 3.1(e), (i) each holder of Greenbrook Options, Greenbrook PSUs, Greenbrook RSUs, Greenbrook DSUs and Greenbrook Warrants shall cease to be a holder of such Greenbrook Options, Greenbrook PSUs, Greenbrook RSUs,

Greenbrook DSUs and Greenbrook Warrants, (ii) such holder’s name shall be removed from each applicable register, (iii) the Greenbrook Equity Incentive Plans and all award agreements and certificates relating to the Greenbrook Options, Greenbrook PSUs, Greenbrook RSUs, Greenbrook DSUs and Greenbrook Warrants shall be terminated and shall be of no further force and effect, and (iv) such holder shall thereafter have only the right to receive the consideration to which they are entitled pursuant to Section 3.1(a), Section 3.1(d) and Section 3.1(e) at the time and in the manner specified in Section 3.1(a), Section 3.1(d) and Section 3.1(e), respectively;
(g)
each Dissent Share shall be deemed to be transferred and assigned by such Dissenting Shareholder, without any further act of formality on its part, to Neuronetics (free and clear of any Liens) in accordance with, and for the consideration contemplated in, Article 4 and:

(i)
such Dissenting Shareholder shall cease to be, and shall be deemed to cease to be, the registered holder of each such Dissent Share and the name of such registered holder shall be, and shall be deemed to be, removed from the register of Greenbrook Shareholders in respect of each such Dissent Share, and at such time each Dissenting Shareholder will have only the rights set out in Section 4.1;

(ii)
such Dissenting Shareholder shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign each such Dissent Share; and

(iii)
Neuronetics shall be and shall be deemed to be the holder of all of the outstanding Dissent Shares (free and clear of all Liens) and the central securities register of Greenbrook shall be, and shall be deemed to be, revised accordingly.

(h)
each Greenbrook Share outstanding immediately prior to the Effective Time (including, for greater certainty, the Greenbrook Shares issued pursuant to Section 3.1(a) and 3.1(e)) (other than any Greenbrook Shares held by Neuronetics or any of its affiliates and all Dissent Shares)) shall be deemed to be transferred and assigned by the holder thereof, without any further act or formality on its part, to Neuronetics (free and clear of any Liens) in exchange for the Consideration, subject to Sections 3.2 and 5.3, and

(i)
the registered holder thereof shall cease to be, and shall be deemed to cease to be, the registered holder of each such Greenbrook Share and the name of such registered holder shall be, and shall be deemed to be, removed from the register of Greenbrook Shareholders;

(ii)
the registered holder thereof shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign each such Greenbrook Share; and

(iii)
Neuronetics shall be and shall be deemed to be the holder of all of the outstanding Greenbrook Shares (free and clear of all Liens) and the central securities register of Greenbrook shall be, and shall be deemed to be, revised accordingly.

The events provided for in this Section 3.1 will be deemed to occur on the Effective Date, notwithstanding that certain procedures related thereto may not be completed until after the Effective Date.
3.2	No Fractional Shares
(a)
In no event shall any Greenbrook Shareholder be entitled to a fractional Neuronetics Share. Where the aggregate number of Neuronetics Shares to be issued to a Greenbrook Shareholder as consideration under the Arrangement would result in a fraction of a Neuronetics Share being issuable, the number of Neuronetics Shares to be received by such Greenbrook Shareholder shall be rounded down to the nearest whole Neuronetics Share. In lieu of any such fractional Neuronetics Share, each Greenbrook Shareholder otherwise entitled to a fractional interest in a Neuronetics Share will be entitled to receive a cash payment equal to an amount representing such Greenbrook Shareholder’s proportionate interest in the net proceeds from the sale by the Depositary on behalf of all such Greenbrook Shareholders of the Neuronetics Excess Shares.

(b)
As promptly as practicable following the Effective Time, the Depositary shall determine the excess of (i) the number of Neuronetics Shares issued and delivered to the Depositary pursuant to Article 5 representing the Consideration Shares over (ii) the aggregate number of whole Consideration Shares to be issued to Greenbrook Shareholders pursuant to Section 3.1(h) (such excess, the “Neuronetics Excess Shares”). Following the Effective Time, the Depositary shall, on behalf of the former Greenbrook Shareholders, sell the Neuronetics Excess Shares at the then prevailing prices on the NASDAQ. The sale of the Neuronetics Excess Shares by the Depositary shall be executed on the NASDAQ through one or more members firms of the NASDAQ and shall be executed in round lots to the extent applicable. The Depositary shall use its commercially reasonable efforts to complete the sale of the Neuronetics Excess Shares as promptly following the Effective Time as is practicable, consistent with obtaining the best execution of such sales in light of prevailing market conditions. Until the net proceeds of such sale or sales have been distributed to former Greenbrook Shareholders, the Depositary shall hold such proceeds in trust for such former Greenbrook Shareholders (the “Neuronetics Share Trust”). The amount of all commissions, transfer taxes and other out-of-pocket transaction costs, including expenses and compensation of the Depositary incurred in connection with such sale of Neuronetics Excess Shares shall be paid by Neuronetics. The Depositary shall determine the portion of the Neuronetics Share Trust to which each former Greenbrook Shareholder is entitled, if any, by multiplying the amount of the aggregate net proceeds composing the Neuronetics Share Trust by a fraction, the numerator of which is the amount of the fractional share interest to which such former Greenbrook Shareholder is entitled (after taking into account all Greenbrook Shares held as of immediately prior to the Effective Time by such former Greenbrook Shareholder) and the denominator of which is the aggregate amount of fractional Neuronetics Shares to which all former Greenbrook Shareholders are entitled.

(c)
As soon as practicable after the determination of the amount of cash, if any, to be paid to former Greenbrook Shareholders with respect to any fractional Neuronetics Shares, the Depositary shall make available such amounts to such former Greenbrook Shareholders.

ARTICLE 4
DISSENT RIGHTS
4.1	Dissent Rights
(d)
In connection with the Arrangement, each registered Greenbrook Shareholder may exercise rights of dissent (“Dissent Rights”) with respect to the Greenbrook Shares held by such Greenbrook Shareholder pursuant to Section 185 of the OBCA, as modified by the Interim Order, the Final Order and this Section 4.1(a); provided that, notwithstanding Section 185(6) of the OBCA, the written objection to the Arrangement Resolution referred to in Section 185(6) of the OBCA must be received by Greenbrook not later than 4:00 p.m. (Toronto time) two Business Days immediately preceding the date of the Greenbrook Meeting. Dissenting Shareholders who are:

(i)
ultimately entitled to be paid by Neuronetics the fair value for their Dissent Shares (A) shall be deemed to not to have participated in the transactions in Article 3 (other than Section 3.1(g)); (B) shall be deemed to have transferred and assigned such Dissent Shares (free and clear of any Liens) to Neuronetics in accordance with Section 3.1(g); (C) will be entitled to be paid the fair value of such Dissent Shares by Neuronetics, which fair value, notwithstanding anything to the contrary contained in the OBCA, shall be determined as of the close of business on the day before the Arrangement Resolution was adopted at the Greenbrook Meeting; and (D) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Greenbrook Shares; or

(ii)
ultimately not entitled, for any reason, to be paid by Neuronetics the fair value for their Dissent Shares, shall be deemed to have participated in the Arrangement in respect of those Greenbrook Shares on the same basis as a non-dissenting Greenbrook Shareholder and shall be entitled to receive only the Consideration from Neuronetics in the same manner as such non- Dissenting Shareholders.

(e)
In no event shall Neuronetics or Greenbrook or any other Person be required to recognize a Dissenting Shareholder as a registered or beneficial owner of Greenbrook Shares or any interest therein (other than the rights set out in this Section 4.1) at or after the Effective Time, and as at the Effective Time the names of such Dissenting Shareholders shall be deleted from the central securities register of Greenbrook.

(f)
For greater certainty, in addition to any other restrictions in the Interim Order and under Section 185 of the OBCA, none of the following shall be entitled to exercise Dissent Rights: (i) Greenbrook Shareholders who vote or have instructed a proxyholder to vote such Greenbrook Shares in favour of the Arrangement Resolution (but only in respect of such Greenbrook Shares), (ii) holders of Greenbrook Options, Greenbrook RSUs, Greenbrook PSUs, Greenbrook DSUs and Greenbrook Warrants and (iii) any other Person who is not a registered holder of Greenbrook Shares as of the record date for the Greenbrook Meeting. A Person may only exercise Dissent Rights in respect of all, and not less than all, of such Person’s Greenbrook Shares.

ARTICLE 5
DELIVERY OF CONSIDERATION
5.1	Certificates and Payments
(a)
Following receipt of the Final Order and prior to the Effective Time, Neuronetics shall deliver or cause to be delivered to the Depositary such number of Neuronetics Shares required to satisfy the aggregate Consideration payable to the Greenbrook Shareholders in accordance with Section 3.1, which Neuronetics Shares shall be held by the Depositary as agent and nominee for such former Greenbrook Shareholders for distribution to such former Greenbrook Shareholders in accordance with the provisions of this Article 5.

(b)
Upon surrender to the Depositary for cancellation of a certificate or a direct registration statement (“DRS”) Advice that immediately prior to the Effective Time represented outstanding Greenbrook Shares that were transferred pursuant to Section 3.1(h), together with a duly completed and executed Letter of Transmittal and any such additional documents and instruments as the Depositary may reasonably require, the registered holder of the Greenbrook Shares represented by such surrendered certificate or DRS Advice shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Greenbrook Shareholder a certificate or DRS Advice representing the Consideration that such Greenbrook Shareholder has the right to receive under the Arrangement for such Greenbrook Shares, less any amounts withheld pursuant to Section 5.3, and any certificate or DRS Advice so surrendered shall forthwith be cancelled.

(c)
After the Effective Time and until surrendered for cancellation as contemplated by Section 5.1(b), each certificate or DRS Advice that immediately prior to the Effective Time represented one or more Greenbrook Shares (other than Greenbrook Shares held by Neuronetics or any of its affiliates) shall be deemed at all times to represent only the right to receive in exchange therefor the Consideration that the holder of such certificate or DRS Advice is entitled to receive in accordance with Section 3.1, less any amounts withheld pursuant to Section 5.3.

(d)
Following receipt of the Final Order and prior to the Effective Time, Greenbrook shall deliver or cause to be delivered to the Depositary (unless the parties otherwise agree) sufficient funds to satisfy the aggregate amount of cash payable to the holders of the Greenbrook DSUs in accordance with Section 3.1, which cash shall be held by the Depositary as agent and nominee for such former holder of Greenbrook DSUs for distribution to such former holder of Greenbrook DSUs in accordance with the provisions of this Article 5. The delivery of such funds to the Depositary following receipt of the Final Order and prior to the Effective Time shall constitute full satisfaction of the rights of former holders of Greenbrook DSUs and such former holders of Greenbrook DSUs shall have no claim against Greenbrook or Neuronetics except to the extent that the funds delivered by Greenbrook to the Depositary (except to the extent such funds are withheld in accordance with Section 5.3) are insufficient to satisfy the amounts payable to such former holders of Greenbrook DSUs or are not paid by the Depositary to such former holders of Greenbrook DSUs in accordance with the terms hereof. As soon as practicable after the Effective Time, the Depositary shall pay or cause to be paid the amounts, less applicable withholdings, to be paid to former holders of Greenbrook DSUs pursuant to this Plan of Arrangement. Notwithstanding the foregoing, at the election of Greenbrook, Greenbrook shall be entitled to pay the cash payable to the former holders of the Greenbrook DSUs pursuant to Section 3.1(d) through its payroll service provider following the Effective Date.
5.2	Lost Certificates
In the event any certificate that immediately prior to the Effective Time represented one or more outstanding Greenbrook Shares that were transferred pursuant to Section 3.1(h) shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, the Consideration deliverable in accordance with such holder’s duly completed and executed Letter of Transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom such cash is to be delivered shall as a condition precedent to the delivery of such Consideration, give a bond satisfactory to Neuronetics and the Depositary (acting reasonably) in such sum as Neuronetics may direct, or otherwise indemnify Neuronetics and Greenbrook in a manner satisfactory Neuronetics and Greenbrook, acting reasonably, against any claim that may be made against Neuronetics and Greenbrook with respect to the certificate alleged to have been lost, stolen or destroyed.
5.3	Withholding Rights
Neuronetics, Greenbrook, any of their affiliates and the Depositary, as applicable, shall be entitled to deduct and withhold, or direct any other Person to deduct and withhold on their behalf, from any amounts otherwise payable, issuable or otherwise deliverable to any Greenbrook Securityholders and any other Person under this Plan of Arrangement or the Arrangement Agreement such amounts as are required or reasonably believed to be required to be deducted and withheld from such amounts under any provision of the Tax Act, the United States Internal Revenue Code of 1986 or any provision of any other Law. To the extent any such amounts are so deducted and withheld, such amounts shall be treated for all purposes under this Plan of Arrangement and the Arrangement Agreement as having been paid to the Person in respect of which such deduction and withholding was made; provided that such deducted and withheld amounts are actually remitted to the appropriate Governmental Entity. To the extent that the amount so required to be deducted or withheld from any amounts payable, issuable or otherwise deliverable to a Person under this Plan of Arrangement or the Arrangement Agreement exceeds the amount of cash otherwise payable to such Person, Neuronetics, Greenbrook, any of their affiliates and the Depositary are hereby authorized to sell or otherwise dispose, or direct any other Person to sell or otherwise dispose, of such portion of the non-cash consideration or non-cash amounts payable, issuable or otherwise deliverable hereunder to such Person as is necessary to provide sufficient funds to Neuronetics, Greenbrook, any of their affiliates and the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and Neuronetics, Greenbrook, any of their affiliates and the Depositary, as applicable, shall notify the relevant Person of such sale or other disposition and remit to such Person any unapplied balance of the net proceeds of such sale or other disposition (after deduction for (x) the amounts required to satisfy the required withholding under this Plan of Arrangement and the Arrangement Agreement in respect of such Person, (y) reasonable commissions payable to the broker and (z) other reasonable costs and expenses).
5.4	Distributions with respect to Unsurrendered Share Certificates
No dividend or other distribution declared or made after the Effective Time with respect to Neuronetics Shares with a record date after the Effective Time shall be delivered to the holder of any unsurrendered certificate that immediately prior to the Effective Time represented outstanding Greenbrook Shares unless and until the holder of such certificate shall have complied with the provisions of Section 5.1 or Section 5.2. Subject to applicable Law and to Section 5.3, at the time of such compliance, there shall, in addition to the delivery of Consideration to which such holder is thereby entitled, be delivered to such holder, without interest, the amount of the dividend or other distribution with a record date after the Effective Time theretofore paid with respect to such Neuronetics Shares.
5.5	Limitation and Proscription
To the extent that a former Greenbrook Shareholder shall not have complied with the provisions of Section 5.1 or Section 5.2 on or before the date that is six (6) years after the Effective Date (the “final proscription date”), then the Consideration that such former Greenbrook Shareholder was entitled to receive shall be automatically cancelled without any repayment of capital in respect thereof and the Consideration to which such former Greenbrook

Shareholder was entitled, shall be delivered to Neuronetics by the Depositary and the Neuronetics Shares forming part of the Consideration shall be deemed to be cancelled, and the interest of the former Greenbrook Shareholder in such Neuronetics Shares (and any dividend or other distribution referred to in Section 5.4) to which it was entitled shall be terminated as of such final proscription date, and the certificates formerly representing Greenbrook Shares shall cease to represent a right or claim of any kind or nature as of such final proscription date. Any payment made by way of cheque by the Depositary pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the final proscription date shall cease to represent a right or claim of any kind or nature and the right of any Greenbrook Shareholder to receive the Consideration for Greenbrook Shares pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to Neuronetics.
5.6	No Liens
Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.
5.7	Paramountcy
From and after the Effective Time: (a) this Plan of Arrangement shall take precedence and priority over any and all Greenbrook Shares and Greenbrook Equity Awards issued prior to the Effective Time; (b) the rights and obligations of the registered holders of Greenbrook Shares (other than Neuronetics or any of its affiliates) and Greenbrook Equity Awards, and of Greenbrook, Neuronetics, the Depositary and any transfer agent or other depositary in relation thereto, shall be solely as provided for in this Plan of Arrangement and the Arrangement Agreement; and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Greenbrook Shares and Greenbrook Equity Awards shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.
ARTICLE 6
AMENDMENTS
6.1	Amendments
(a)
Neuronetics and Greenbrook reserve the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that any such amendment, modification or supplement must be agreed to in writing by each of Greenbrook and Neuronetics and filed with the Court, and, if made following the Greenbrook Meeting, then: (i) approved by the Court, and (ii) if the Court directs, approved by the Greenbrook Shareholders and communicated to the Greenbrook Securityholders if and as required by the Court, and in either case in the manner required by the Court.

(b)
Subject to the provisions of the Interim Order, any amendment, modification or supplement to this Plan of Arrangement, if agreed to by Greenbrook and Neuronetics, may be proposed by Greenbrook and Neuronetics at any time prior to or at the Greenbrook Meeting, with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Greenbrook Meeting shall become part of this Plan of Arrangement for all purposes.

(c)
Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Greenbrook Meeting will be effective only if it is agreed to in writing by each of Greenbrook and Neuronetics and, if required by the Court, by some or all of the Greenbrook Shareholders voting in the manner directed by the Court.

(d)
Notwithstanding Sections 6.1(a) and 6.1(b), any amendment, modification or supplement to this Plan of Arrangement may be made by Greenbrook and Neuronetics without the approval of or communication to the Court or the Greenbrook Securityholders, provided that it concerns a matter which, in the reasonable opinion of Greenbrook and Neuronetics, is of an administrative or ministerial nature required to better give effect to the implementation of this Plan of Arrangement and is not materially adverse to the financial or economic interests of any of the Greenbrook Securityholders.

(e)	This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the Arrangement Agreement.

ARTICLE 7
FURTHER ASSURANCES
7.1	Further Assurances
Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out in this Plan of Arrangement.
ARTICLE 8
U.S. SECURITIES LAW EXEMPTION
Notwithstanding any provision herein to the contrary, Greenbrook and Neuronetics each agree that the Plan of Arrangement will be carried out with the intention that, and they will use their commercially reasonable best efforts to ensure that, all Consideration Shares issued under the Arrangement will be issued by Neuronetics in exchange for Greenbrook Shares pursuant to the Plan of Arrangement, whether in the United States, Canada or any other country, in reliance on the exemption from the registration requirements of the U.S. Securities Act, as amended, as provided by Section 3(a)(10) thereof and applicable state securities laws, and pursuant to the terms, conditions and procedures set forth in the Arrangement Agreement.

APPENDIX “C”
GREENBROOK ARRANGEMENT RESOLUTION
(See attached.)

Appendix “C”
GREENBROOK ARRANGEMENT RESOLUTION
BE IT RESOLVED THAT:
(1)
The arrangement (the “Arrangement”) under section 182 of the Business Corporations Act (Ontario) (the “OBCA”) involving Greenbrook TMS Inc. (“Greenbrook”), pursuant to the arrangement agreement between Greenbrook and Neuronetics, Inc. dated as of August 11, 2024, as it may be modified, supplemented or amended from time to time in accordance with its terms (the “Arrangement Agreement”), the full text of which is set out as Appendix “A” to the joint proxy statement/management information circular of Neuronetics and Greenbrook dated [•], 2024 (the “Joint Proxy Statement/Circular”), and all transactions contemplated thereby, are hereby authorized, approved and adopted.

(2)
The plan of arrangement of Greenbrook, as it has been or may be modified, supplemented or amended in accordance with the Arrangement Agreement and its terms (the “Plan of Arrangement”), the full text of which is set out as Appendix “B” to the Joint Proxy Statement/Circular, is hereby authorized, approved and adopted.

(3)
The conversion of all outstanding amounts under the credit agreement dated as of July 14, 2022 by and among Greenbrook, as borrower, certain of its subsidiaries party thereto, as guarantors, Madryn Fund Administration, LLC, as administrative agent, and Madryn Health Partners II, LP, Madryn Health Partners II (Cayman Master), LP and Madryn Select Opportunities, LP, as lenders, as amended, into fully paid and non-assessable common shares of Greenbrook pursuant to the term loan exchange agreement dated as of August 11, 2024 by and among Greenbrook, Madryn Fund Administration, LLC, as administrative agent, and Madryn Health Partners II, LP, Madryn Health Partners II (Cayman Master), LP and Madryn Select Opportunities, LP, as lenders (the “TL Conversion Agreement”), as more particularly described and set forth in the Proxy Statement, and all transactions contemplated thereby, are hereby authorized, approved and adopted.

(4)
The: (a) Arrangement Agreement and all of the transactions contemplated therein, (b) the TL Conversion Agreement and all of the transactions contemplated therein; (c) actions of the directors of Greenbrook in approving the Arrangement and the Arrangement Agreement, and (d) actions of the directors and officers of Greenbrook in executing and delivering the Arrangement Agreement and the TL Conversion Agreement and any respective modifications, supplements or amendments thereto, and causing the performance by Greenbrook of its obligations thereunder, are hereby ratified and approved.

(5)
Greenbrook is hereby authorized to apply for a final order from the Ontario Superior Court of Justice (Commercial List) (the “Court”) to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be, or may have been, modified, supplemented or amended).

(6)
Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the holders of common shares of Greenbrook (the “Greenbrook Shareholders”) entitled to vote thereon or that the Arrangement has been approved by the Court, the directors of Greenbrook are hereby authorized and empowered, without further notice to or approval of the Greenbrook Shareholders: (a) to amend, modify or supplement the Arrangement Agreement or the Plan of Arrangement to the extent permitted by their terms, and (b) subject to the terms of the Arrangement Agreement, to proceed with the Arrangement and any related transactions.

(7)
Any officer or director of Greenbrook is hereby authorized and directed, for and on behalf of Greenbrook, to execute or cause to be executed and to deliver or cause to be delivered, whether under the corporate seal of Greenbrook or otherwise, for filing with the Director under the OBCA, articles of arrangement and all such other documents and instruments and to perform or cause to be performed all such other acts and things as, in such person’s opinion, may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of any such other document or instrument or the doing of any such other act or thing.

C-1

Appendix “D”
INTERIM ORDER
(See attached.)

Appendix “E”
NOTICE OF APPLICATION FOR FINAL ORDER
(See attached.)

APPENDIX “F-1”
OPINION OF A.G.P./ALLIANCE GLOBAL PARTNERS
(See attached.)

Appendix “F-1”

Confidential	August 11, 2024

The Board of Directors
Greenbrook TMS Inc.
890 Yonge Street, 7th Floor
Toronto, ON M4W 3P4
Dear Board of Directors and Members of the Special Committee:
Greenbrook TMS Inc., a corporation existing under the laws of the Province of Ontario (the “Company”), has engaged A.G.P./Alliance Global Partners (“A.G.P.”, “we” or “us”) to provide an opinion (this “Opinion”) to the board of directors of the Company (the “Board”) and the special committee of the Board (the “Special Committee”) as of the date hereof as to the fairness, from a financial point of view, to the holders of common shares in the authorized capital of the Company (such holders, the “Company Shareholders”; provided, however, that the term Company Shareholders shall not include Neuronetics (as defined below) or any of its affiliates) of the consideration to be paid to the Company Shareholders in the contemplated transaction described below (the “Proposed Transaction”).
It is our understanding that the Proposed Transaction will involve, subject to the terms and conditions of the Arrangement Agreement to be entered into by the Company and Neuronetics, Inc., a corporation existing under the laws of the State of Delaware (“Neuronetics”) (such agreement, the “Arrangement Agreement”), the acquisition by Neuronetics of all of the issued and outstanding share capital of the Company pursuant to a plan of arrangement under Section 182 of the Business Corporations Act (Ontario) pursuant to which, among other things, each issued and outstanding common share of the share capital of the Company will be cancelled in exchange for approximately 25,304,971 shares of the common stock, with $0.01 par value per share, of Neuronetics (such shares in the aggregate, the “Consideration”), as more fully described in the management information circular (“Information Circular”) of the Company which is expected to be filed with the SEC following entry into the Arrangement Agreement.
Engagement of A.G.P.
A.G.P. was initially contacted regarding a potential advisory assignment in January 2024. A.G.P. was engaged to provide financial advice, including the preparation of a fairness opinion for delivery to the Board and Special Committee pursuant to an agreement dated April 6, 2024 (the “Initial Engagement Agreement”). On August 5, 2024. A.G.P. and the Company entered into a separate agreement relating to the preparation and delivery of this Opinion (the “Engagement Agreement”), which superseded the Initial Engagement Agreement insofar as it related to the provision of a fairness opinion with respect to the Proposed Transaction.
A.G.P. has not been requested to prepare (and has not prepared) a valuation or appraisal of the Company or Neuronetics or of any of the respective assets, liabilities or securities of the Company or Neuronetics, or to express an opinion with respect to the form of the Proposed Transaction itself, and this Opinion should not be construed as such. A.G.P. was similarly not engaged to review any legal, tax or accounting aspects of the Proposed Transaction.
Under the Engagement Agreement, A.G.P. will receive a fee for providing our Opinion. Our fee does not depend on the conclusions of our Opinion or on the completion of the Proposed Transaction. The Board of Directors on behalf of the Company has agreed to reimburse A.G.P. for its reasonable expenses and to indemnify A.G.P. for certain liabilities that may arise out of our engagement.
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This Opinion is provided to the Board and Special Committee in an impartial and objective fashion to assist the Board and Special Committee in discharging its fiduciary duties and does not constitute a recommendation to the Company Shareholders or any other person as to how any of them should vote or act with respect to the Proposed Transaction. A.G.P. has received no instructions from the Company in connection with the conclusions reached in this Opinion.
Scope of Review
For purposes of rendering this Opinion, A.G.P. has reviewed and relied upon, among other things, the following:
1.	The execution version dated August 11, 2024, of the Arrangement Agreement;
2.
Historical financials relating to the Company for the fiscal years ended December 31, 2022, December 31, 2023, and the interim period ended June 30, 2024 contained in the Company’s public filings, financial forecasts and projections relating to the Company for the three-month periods ended September 30 and December 31, 2024 and for the years 2024 through 2026 prepared by or discussed with the management of the Company;

3.	Publicly available financial and stock market information of certain public companies that were deemed by us to be reasonably comparable to the Company;
4.	Financial terms, to the extent publicly available, of certain acquisition transactions that were deemed by us to be reasonably comparable to the Proposed Transaction; and
5.	Publicly available stock market information of Neuronetics, including current and historical market prices and trading volumes of publicly traded shares of Neuronetics.
In rendering this Opinion, we have, with your permission, assumed and relied upon the accuracy and completeness of all information that was publicly available, provided by or on behalf of the Company or any other party to the Proposed Transaction, or otherwise reviewed by or discussed with us, without (and without assuming responsibility for) independent verification thereof by us, and we have relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. Accordingly, we do not express an opinion or any other form of assurance thereon. Moreover, upon your advice, we have assumed that the financial forecasts and projections and probability estimates referred to above have been prepared reasonably and in good faith and are based upon the best currently available estimates and judgments of the management of the Company as to the matters covered thereby, and we have relied upon such forecasts, projections and estimates in our analysis. We have also assumed for purposes of this opinion the consummation of the retirement of approximately 11,634,660 of the common stock of the Company pursuant to a settlement agreement with a shareholder. We have not been engaged to assess the reasonableness or achievability of such forecasts, projections or estimates or the assumptions upon which they are based, and we express no views as to such forecasts, projections or estimates or the assumptions on which they are based.
In addition, A.G.P. has not evaluated the solvency of the Company or Neuronetics or made an independent evaluation or appraisal of the Company (including any contingent, derivative, or off-balance-sheet assets and liabilities), Neuronetics or any of their respective subsidiaries, and A.G.P. has not been furnished with any such evaluation or appraisal.
This Opinion does not constitute legal, regulatory, accounting, insurance, tax, or other similar professional advice. A.G.P. has, with respect to all accounting, legal and tax matters relating to the Proposed Transaction and the implementation thereof, relied on the advice of accounting advisors and legal and tax counsel to the Company and Neuronetics, as applicable, including information disclosed in the Information Circular, and expresses no opinion thereon.
This Opinion also does not address the underlying business decision of the Company to engage in the Proposed Transaction, or the relative merits of the Proposed Transaction as compared to any strategic alternatives that may be available to the Company. This Opinion addresses only the fairness from a financial point of view, as of the date hereof, to the Company Shareholders of the Consideration to be paid to the Company Shareholders in the Proposed Transaction. A.G.P. does not express any view on, and this Opinion does not address, any other terms or aspect of the Proposed Transaction, including, without limitation, the form or structure of the Proposed Transaction, the tax treatment thereof, the form or structure of the Consideration (or any component thereof), any
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adjustment to the Consideration, the allocation of expenses between the Company and Neuronetics in connection with the Proposed Transaction, any transition services, noncompetition, support, consulting, lock-up, transfer restriction, registration rights or other agreement or arrangement to be entered into in connection with the Proposed Transaction, any consideration received in connection therewith by, the holders of any class of securities, creditors, or other constituencies of the Company, other than the Company Shareholders, or any other party to the Proposed Transaction, the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any other party to the Proposed Transaction, or class of such persons in connection with the Proposed Transaction, whether relative to the Consideration to be paid to the Company Shareholders in the Proposed Transaction or otherwise, the terms of the conversion of any outstanding indebtedness of the Company into common shares of the Company in connection with or in contemplation of the Proposed Transaction. A.G.P. does not express any opinion as to what the actual value of Neuronetics common stock will be when issued in the Proposed Transaction, the prices at which Neuronetics common stock or the Company’s common stock will trade at any time or what the actual value of the shares of Neuronetics common stock comprising the Consideration will be if and when paid. This Opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to A.G.P. as of, the date hereof, and A.G.P. assumes no responsibility for updating, revising, or reaffirming this Opinion based on circumstances, developments or events occurring after the date hereof.
For purposes of rendering this Opinion, A.G.P. has assumed, with your permission, for all purposes material to our analysis, that the Consideration was determined through arm’s-length negotiations between the Company and Neuronetics, that the representations and warranties made in the Arrangement Agreement are accurate, that all estimated financial forecasts will be realized, and that all of the conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in accordance with the Arrangement Agreement without any amendments thereto or any waivers of any terms or conditions thereof. A.G.P. also has assumed, with your permission, that all governmental, regulatory, or other consents and approvals necessary or useful for the consummation of the Proposed Transaction would be obtained without any adverse effect on the Company or Neuronetics or on the Proposed Transaction in any way impacting A.G.P.’s analysis. A.G.P. has relied upon the fact that the Company has been advised by appropriate legal counsel and financial advisors as to all legal, tax and accounting matters with respect to the Proposed Transaction, including whether all procedures required by law to be taken in connection with the Proposed Transaction have been duly, validly and timely taken.
A.G.P. has further assumed, with your permission, that as of the date hereof, there has been no material adverse change to the Company’s or Neuronetics’ assets, financial condition, results of operations, business or prospects since the date of the last financial statements made available to us, in the case of the Company, or made publicly available by Neuronetics, in the case of Neuronetics.
The Opinion has been provided solely for the use of the Board and is not intended to be, and does not constitute, a recommendation to purchase securities nor should it be construed as a recommendation to vote in favour of the Proposed Transaction. A.G.P.’s conclusion as to the fairness, from a financial point of view, of the consideration to be received under the Proposed Transaction by Company Shareholders is based on A.G.P.’s review of the Arrangement Agreement taken as a whole, rather than on any particular element of the Proposed Transaction, and this Opinion should be read in its entirety.
In A.G.P.’s analysis in connection with the preparation of its Opinion, A.G.P. made numerous assumptions which it believes to be reasonable with respect to the industry performance, general business and economic conditions and other matters, many of which are beyond the control of A.G.P. or the Company, and while in the opinion of A.G.P. the assumptions used in preparing this Opinion are appropriate in the circumstances, some or all of these assumptions may prove to be incorrect.
A.G.P. believes that its analysis must be considered as a whole and that selecting portions of the analysis or the factors considered by it, without considering all factors and analysis together, could create a misleading view of the process underlying this Opinion. The preparation of an Opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis and an inaccurate conclusion.
A.G.P. is a financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage
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activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. A.G.P., its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or for the accounts of their customers, in debt or equity securities or loans of the Company, or any other company, or any currency or commodity, that may be involved in the Proposed Transaction, or any related derivative instrument.
A.G.P. may, in the future, in the ordinary course of its business, perform financial advisory or investment banking services for the Company, Neuronetics or any of their respective associates or affiliates.
A.G.P. will receive a fee as compensation for its services in rendering this Opinion, no portion of which is contingent upon either the conclusion herein or the consummation of the Proposed Transaction. The Company has agreed to indemnify A.G.P. against certain liabilities arising out of its engagement. In addition to the foregoing engagement, A.G.P. has also been engaged as strategic advisor to the Company in connection with the Proposed Transaction and will receive a fee as compensation for such engagement which is contingent upon the consummation of the Proposed Transaction.
This Opinion may be relied upon by the Board and Special Committee for the purpose of considering the Proposed Transaction and making recommendations to Company Shareholders, but may not be published, reproduced, disseminated, quoted from or referred to, in whole or in part, or be used or relied upon by any other person for any other purpose without A.G.P.’s express prior written consent. A.G.P. expressly consent to the duplication and inclusion of this Opinion in the Information Circular, as well as a summary thereof (in a form acceptable to A.G.P.) and to the filing thereof, as necessary, by the Company and/or Neuronetics with the securities commissions or similar regulatory authorities in each of the applicable jurisdictions.
This Opinion was approved by A.G.P.’s fairness opinion committee, a committee of A.G.P. investment banking and other professionals, in accordance with A.G.P.’s customary practice.
Approach to Fairness
In support of the Opinion, A.G.P. has performed certain financial analyses on the Company based on the methodologies and assumptions that A.G.P. considered, in its professional judgement, appropriate in the circumstances for the purposes of providing its Opinion. As part of the analyses and investigations carried out in the preparation of this Opinion, A.G.P. reviewed, considered and relied upon the items outlined under “Scope of Review,” above. A.G.P. has not been provided with access to the management of Neuronetics and has not performed any financial analyses to estimate the value of Neuronetics common stock. Rather, A.G.P. has assumed, with your permission, that the closing price of the Neuronetics common stock on August 8, 2024, the last trading day prior to the date of this Opinion, which was $1.78 per share, is a reasonable estimate of value for shares of Neuronetics common stock to be issued as the Consideration. Based on the 25,304,971 shares of Neuronetics to be issued as Consideration in the Proposed Transaction, A.G.P. calculated an implied equity value for the Consideration of $45,042,848, before adjusting the valuation for any implied savings as a result of the conversion of debt into equity prior to the closing of the Proposed Transaction. Based on the total amount of debt converting into equity of the Company prior to the closing of the Proposed Transaction, the Company is estimated to realize a cost savings of approximately $88,223,124, resulting in an adjusted implied valuation of approximately $130,282,373 after taking into consideration non-converted debt and cash held on the Company’s balance sheet. A.G.P. has not applied any illiquidity or other discounts, or otherwise given effect to any restrictions or limitations, which may be attributable to the shares of Neuronetics common stock comprising the Consideration. In the context of the Opinion, A.G.P. performed the following financial analyses:
I.	A comparison of the Consideration to the results of a discounted cash flow analysis of the Company on a stand-alone basis (the “DCF Analysis”);
II.	A comparison of the Consideration to the results of a selected companies analysis of the Company (the “Selected Companies Analysis”).
III.	A comparison of the Consideration to the results of a precedent transactions analysis of the Company (the “Precedent Transactions Analysis”).
Additionally, as discussed in greater detail below, A.G.P. reviewed and considered other market data and financial analysis but did not rely on these analyses.
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DCF Analysis
A.G.P. performed a DCF Analysis which reflects the growth prospects inherent in the Company’s business by taking into account the amount, timing and relative certainty of the projected cash flows expected to be generated by the Company. The DCF Analysis requires that certain assumptions be made regarding, among other things, future cash flows, discount rates, and terminal values. The DCF Analysis employed by A.G.P. involved the calculation of the enterprise value (“EV”) of the Company by discounting to a present value the unlevered free cash flows (“UFCFs”) of the Company expected to be generated between June 30, 2024 and December 31, 2026, as well as a terminal value, such value also having been discounted to a present value. In determining the UFCFs, A.G.P. reviewed financial projections prepared by management of the Company for the years 2024 through 2026 (the “Management Forecast”). The Management Forecast is comprised of a detailed 2-year forecast for the years 2024 to 2026. A.G.P. also reviewed certain underlying assumptions and other publicly available industry and financial market information we considered relevant.
Terminal values were calculated using an exit multiple method with revenue multiples ranging from 1.6x to 2.2x for LTM Revenue. The projected UFCFs of the Company and the terminal values were discounted to present values as of June 30, 2024, at a discount rate ranging from 17.0% to 23.0%. Such terminal growth rates and discount rates were selected based on A.G.P.’s professional judgement and experience. To derive a range of implied equity values, A.G.P. then deducted from the EV, the net debt (cash) of the Company as of June 30, 2024. The DCF Analysis described above, generates results that are consistent with the Consideration.
Selected Companies Analysis
A.G.P. identified 13 publicly traded companies with operations that are similar to the Company. In selecting the comparable companies, A.G.P. searched for companies with similar business operations, size, prospects for growth, profitability, and risk. Among other things, the Company’s business model, service offerings, geography, market position, and growth profile make it unique such that there are no perfectly comparable companies. The comparison set relied upon by A.G.P. therefore includes companies that individually exhibit some of the traits of the Company (including companies in the healthcare service sector and certain companies that provide mental and or physical therapies to patients) and collectively encapsulate most of the factors that make the Company unique.
Based on a detailed analysis of the selected companies described above, A.G.P. considered multiples of historical LTM, calendar year 2023 revenue and forecasted calendar 2024 through calendar year 2026 revenue for its valuation. A.G.P. also considered multiples of historical LTM, calendar year 2023 EBITDA and forecasted calendar year 2024 through calendar year 2026 EBITDA for its valuation. Revenue and EBITDA forecasts for the selected companies were obtained from sources that A.G.P. considers reliable, but were not independently developed by A.G.P. The select company peer group relied upon by A.G.P. is presented in the table below:

Ticker	Company Name	Industry
UHS.US	Universal Health Services Inc	Medical-Hospitals
EHC.US	Encompass Health Corp	Physical Therapy / Rehab Centers
ACHC.US	Acadia Healthcare Co Inc	Medical-Hospitals
SGRY	Surgery Partners Inc	Medical-Hospitals
ASTH.US	Astrana Health Inc	Medical Labs & Testing Services
LFST	LifeStance Health Group Inc	Medical Labs & Testing Services
BKD.US	Brookdale Senior Living Inc	Retirement/Aged Care
USPH	US Physical Therapy Inc	Phys Therapy/Rehab Centers
ATIP.US	ATI Physical Therapy Inc	Phys Therapy/Rehab Centers
NUMI.CA	Numinus Wellness Inc	Medical Labs & Testing Services
SYRA.US	Syra Health Corp	Medical Labs & Testing Services
EPWCF.US	Empower Clinics Inc	Medical Labs & Testing Services
GENN.US	Genesis Healthcare Inc	Medical-Nursing Homes

Source: Bloomberg, Pitchbook and Capital IQ. Data as of 08/11/2024
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The key elements considered in the Selected Companies Analysis are summarized below:

	Enterprise Value / Revenue					Enterprise Value / EBITDA
	LTM	’23	’24	’25	’26	LTM	’23	’24	’25	’26
High	3.2x	3.1x	2.8x	2.6x	2.4x	38.7x	45.1x	27.5x	21.0x	16.2x
75th Percentile	2.6x	2.6x	2.3x	2.3x	2.2x	17.4x	21.5x	18.8x	15.9x	13.4x
Median	1.9x	1.9x	1.6x	1.7x	1.6x	15.4x	18.4x	15.0x	13.7x	11.6x
25th Percentile	1.3x	1.3x	1.1x	1.2x	1.1x	11.6x	12.9x	11.7x	10.5x	9.5x
Low	0.7x	0.7x	0.7x	0.7x	0.5x	10.5x	11.2x	8.9x	8.4x	7.8x

Source: Bloomberg. Data as of 08/11/2024
Based on this information and other factors, A.G.P. used professional judgment to select multiples that A.G.P. believes reflect the relative comparability of the Company to the selected companies. As of the date of this Opinion, the Enterprise Value to historical LTM to calendar year 2026 revenue multiples of the select companies ranged from 0.5x to 3.2x respectively. Ultimately, A.G.P. applied Enterprise Value to historical LTM to calendar year 2026 revenue multiples ranging from 1.6x to 1.9x (the median multiples of the select companies) for its valuation.
Based on the analyses described above, A.G.P. calculated an implied enterprise value range based on revenue multiples (+/- 10%) for the Company of between approximately $126.7 million and approximately $242.0 million.
Precedent Transactions Analysis
A.G.P. compared the proposed financial terms of the Transaction to corresponding financial terms, to the extent publicly available, of selected transactions that A.G.P. deemed relevant as summarized below:

Target	Acquirer	Date	Enterprise Value	Deal Size / Revenue (LTM)	Deal Size / EBITDA (LTM)
Tampa Neuropsychiatry	Beacon Behavioral Hospital	3/27/24	—	—	—
Home Medical Products	Viemed Healthcare, Inc.	6/1/23	$29.4	1.1x	4.32x
Boramed Medical Center	PZU Zdrowie	5/31/23	$8.7	2.9x	21.62x
Sanatorio Triestino	Garofalo Health Care	5/4/23	$18.6	1.1x	10.79x
Oak Street Health	CVS Health	5/2/23	$10,600.0	4.9x	-22.47x
AlerisLife	ABP Acquisition LLC	3/20/23	$43.8	0.1x	-2.04x
A Wilderness Way	Sovereign Capital Partners	2/8/23	$100.6	3.4x	12.58x
CDT Medicus	Medicover	1/28/22	$63.6	1.9x	—
MindBeacon	CloudMD	1/14/22	$64.7	4.2x	-6.78x
Ketamine Wellness Centers	Delic Holdings	11/4/21	$10.0	2.2x	—
Ketamine Infusion Centers	Delic Holdings	6/30/21	$3.0	2.0x	—
HealthPointe Medical Centres	NeuPath Health	2/7/21	$3.7	0.6x	9.15x
MindPath Care Centers	RC Capital	9/27/18	$15.0	1.1x	—

High	$10,600.0	4.9x	21.6x
75th Percentile	$63.9	3.0x	12.6x
Median	$24.0	1.9x	10.8x
25th Percentile	$9.7	1.1x	9.2x
Low	$3.0	0.1x	4.3x

Source: Bloomberg, Pitchbook and Capital IQ. Data as of 08/11/2024
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Although none of the companies or transactions used in this analysis is directly comparable to the Company, the companies included in the selected transactions above were chosen by A.G.P., among other reasons, because they are healthcare companies with certain business, operational, and/or financial characteristics that, for the purposes of A.G.P.’s analysis, may be considered similar to those of the Company. A.G.P. reviewed the consideration paid in selected precedent transactions in terms of the EV of such transactions as a multiple of the last twelve (12) months revenue based on the most recently available publicly disclosed twelve-month financials at the time of the transaction announcement. The Precedent Transactions Analysis generates results that are consistent with the Proposed Consideration.
Conclusion
Based upon and subject to the foregoing and such other matters as A.G.P. have considered relevant, A.G.P. is of the opinion that, as of the date hereof, the Consideration to be paid to the Company Shareholders pursuant to the Proposed Transaction is fair, from a financial point of view, to the Company Shareholders.
Yours truly,

A.G.P./ALLIANCE GLOBAL PARTNERS

By:
Name:	Thomas J. Higgins
Title:	Managing Director

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APPENDIX “F-2”
OPINION OF CANACCORD GENUITY LLC
(See attached.)

Appendix “F-2”

Canaccord Genuity LLC 535 Madison Avenue New York, NY 10022 T1: 1.212.389.8000 cgf.com

August 11, 2024
Board of Directors
Neuronetics, Inc.
3222 Phoenixville Pike
Malvern, PA 19355
Members of the Board:
We understand that Neuronetics, Inc., a Delaware corporation (“Neuronetics”), proposes to enter into an Arrangement Agreement (the “Arrangement Agreement”) with Greenbrook TMS Inc., a corporation existing under the laws of the Province of Ontario (“Greenbrook”), which provides for, among other things, Neuronetics to acquire all of the outstanding common shares of Greenbrook by way of a plan of arrangement governed by the Business Corporations Act (Ontario) (the “Plan of Arrangement” and, collectively with the other transactions contemplated by the Arrangement Agreement, the “Transaction”), pursuant to which each such outstanding common share of Greenbrook (other than any common shares held by Neuronetics or any of its affiliates and Dissent Shares) shall be deemed to be transferred and assigned by the holder thereof to Neuronetics in exchange for a fraction of a share of common stock, par value $0.01 per share, of Neuronetics (“Neuronetics Common Stock”) equal to the Exchange Ratio (the “Consideration”). The “Exchange Ratio” means the number, rounded down to the nearest five decimal places, that is equal to the quotient obtained when (a) 25,304,971 is divided by (b) the aggregate number of common shares of Greenbrook (“Greenbrook Shares”) issued and outstanding immediately prior to the Effective Time (including the Greenbrook Shares issued pursuant to the Greenbrook Debt Conversion as described in the Arrangement Agreement and the Net Option Surrender Shares and the Net Warrant Surrender Shares as described in the Plan of Arrangement). You have requested our opinion as of the date hereof as to the fairness of the Consideration, from a financial point of view, to Neuronetics. The terms and conditions of the Transaction are more fully set forth in the Arrangement Agreement (which includes the form of Plan of Arrangement), and capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Arrangement Agreement.
Canaccord Genuity LLC (“CG”), as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Neuronetics and Greenbrook. Other than as described below, we have provided no investment banking or other financial services of a material nature to Neuronetics, Greenbrook or Madryn Asset Management, LP, a significant securityholder of Greenbrook, during the two years preceding the date of this opinion. We may provide investment banking and other services to or with respect to Neuronetics, Greenbrook or their respective affiliates in the future, for which we may receive compensation. We have acted as financial advisor to Neuronetics in connection with the Transaction. We will receive fees for our services in connection with the Transaction, a portion of which was payable upon the signing of our engagement letter with Neuronetics, a portion of which is payable upon the delivery of this opinion, and a significant portion of which is contingent upon the consummation of the Transaction. In addition, Neuronetics has agreed to reimburse certain of our expenses and indemnify us for liabilities relating to or arising out of our engagement.
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Board of Directors of
Neuronetics, Inc.
August 11, 2024

In connection with our review of the proposed Transaction and developing our opinion, we have, among other things:
(i)	reviewed certain publicly available information relating to Neuronetics and Greenbrook;
(ii)
reviewed certain internal historical financial statements and other historical financial and operating data concerning Neuronetics and Greenbrook provided to us by management of Neuronetics and Greenbrook, respectively;

(iii)
reviewed certain financial projections and other estimates and data relating to Greenbrook prepared by the management of Greenbrook (including with respect to certain financial projections and other estimates and data, as adjusted by the management of Neuronetics) that have been provided to us by the management of Neuronetics and approved for use in our analysis by the Board of Directors of Neuronetics;

(iv)
reviewed certain financial projections and other estimates and data relating to Neuronetics provided by the management of Neuronetics and approved for use in our analysis by the Board of Directors of Neuronetics;

(v)
conducted discussions with members of management of Neuronetics and Greenbrook regarding the past and current operations and financial condition and the prospects of Neuronetics and Greenbrook, respectively;

(vi)	reviewed the reported price and trading activity for the shares of Neuronetics Common Stock and the Greenbrook Shares;
(vii)	reviewed financial and stock market data for certain companies, the securities of which are publicly traded, that we deemed to be relevant to each of Neuronetics and Greenbrook;
(viii)	reviewed certain financial terms of certain acquisition transactions that we deemed to be relevant to the Transaction;
(ix)
reviewed the terms of the proposed Arrangement Agreement, including the form of Plan of Arrangement, provided to CG by Neuronetics on August 11, 2024, which we have assumed, with your consent, to be identical in all material respects to the agreement executed by the parties; and

(x)
reviewed such other financial studies and analyses, performed such other investigations, and took into account such other matters as we deemed necessary, including an assessment of general securities, economic, market and monetary conditions.

In connection with our review and arriving at our opinion, we have not independently verified any of the foregoing information, have relied on such information, have assumed that all such information is complete and accurate in all material respects, and have relied on assurances of the managements of Neuronetics and Greenbrook that they are not aware of any facts that would make such information misleading in any material respect. With respect to the financial projections of Greenbrook prepared by management of Greenbrook (as adjusted by management of Neuronetics), the financial projections of Neuronetics provided by management of Neuronetics, and any other estimates or forward-looking information reviewed by us, we have assumed, with your consent, that such information has been reasonably prepared on bases reflecting the best currently available estimates and judgments of management as to the matters covered thereby, and we have relied, at your direction, on such information for purposes of our analysis and this opinion. We express no view or opinion as to such information or the assumptions on which it is based. We also have relied on information provided by the management of Neuronetics and Greenbrook as to the capitalization of Neuronetics and Greenbrook, respectively, and we have assumed, with your consent, that such information will not vary in any material respect that would be meaningful to our analysis. We also have assumed that (i) the Transaction will be consummated upon the terms set forth in the Arrangement Agreement and the form of Plan of Arrangement attached thereto, without any adjustment to the Exchange Ratio or any waiver, modification or amendment of any material term, condition or
F-2-2

Board of Directors of
Neuronetics, Inc.
August 11, 2024

agreement therein which would be in any way meaningful to our analysis, (ii) the representations and warranties made by the parties to the Arrangement Agreement are and will be true and correct in all respects material to our analysis, and (iii) in the course of obtaining necessary governmental, regulatory and third party approvals and consents for the Transaction, no modification, delay, limitation, restriction or conditions will be imposed which would have an adverse effect on Neuronetics or Greenbrook or the contemplated benefits of the Transaction or be in any way meaningful to our analysis.
This opinion has been approved by a fairness committee of CG. Our opinion is rendered on the basis of securities, economic, market and monetary conditions prevailing as of the date hereof and on the prospects, financial and otherwise, of Neuronetics and Greenbrook, known to us as of the date hereof. It should be understood that (i) subsequent developments may affect the conclusions expressed in this opinion if this opinion were rendered as of a later date, and (ii) CG disclaims any obligation to advise any person of any change in any manner affecting this opinion that may come to our attention after the date of this opinion. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this opinion. We have not been requested to conduct and we have not conducted, nor have we relied upon, any independent valuation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of Neuronetics or Greenbrook. We also have not evaluated and do not express any opinion as to the solvency of any party to the Arrangement Agreement, or the ability of Neuronetics or Greenbrook to pay its obligations when they become due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. In addition, we have assumed, with your consent, that any material liabilities (contingent or otherwise, known or unknown) of Neuronetics and Greenbrook are as set forth in the respective financial statements of Neuronetics and Greenbrook provided to us.
This opinion is limited to and addresses only the fairness of the Consideration, from a financial point of view and as of the date hereof, to Neuronetics to the extent expressly specified herein. We do not express any view on, and our opinion does not address, any other term or aspect of any other agreements or arrangements contemplated by the Arrangement Agreement or the Plan of Arrangement or entered into or amended in connection with the Transaction, including, but not limited to, the Greenbrook Debt Conversion, the Neuronetics Facility Amendment or the Neuronetics Alternative Facility, or any Pre-Acquisition Reorganization. We also express no opinion as to the fairness of the Transaction to the holders of any class of securities, creditors or other constituencies of Neuronetics or Greenbrook. Our opinion does not address the relative merits of the Transaction as compared to other business strategies or transactions that might be available to Neuronetics, nor does it address the underlying business decision of Neuronetics to proceed with the Transaction or any view on any other term or aspect of the Transaction, including, without limitation, the structure or form of the Transaction. We also note that we are not legal, accounting, regulatory or tax experts and have relied on the assessments made by Neuronetics and its advisors with respect to such matters. We have not considered, and we express no opinion as to, the fairness of the amount or nature of the compensation to any of the officers, directors or employees of Neuronetics or Greenbrook, or class of such persons, relative to the Consideration or otherwise. Further, we express no view or opinion as to in the future what the value of Neuronetics Common Stock will be when issued or the price or range of prices at which Neuronetics Common Stock, Greenbrook Shares or any other securities may trade or otherwise be transferable at any time, including following announcement or consummation of the Transaction, or the potential effects of volatility in the credit, financial or equity markets on Neuronetics or Greenbrook, their respective securities or other financial instruments, or the Transaction.
It is agreed between the Board of Directors of Neuronetics and CG that this opinion, as set forth in this letter form, is directed to and for the information of the Board of Directors only (in its capacity as such) in connection with its evaluation of the Transaction and does not constitute advice or a recommendation to the Board of Directors, any stockholder of Neuronetics or any other person as to how the Board of Directors or such stockholder or other person should vote with respect to the Transaction or otherwise act on any other matter with respect to the Transaction. It is understood that this letter may not be disclosed or otherwise referred to without our prior written consent.
F-2-3

Board of Directors of
Neuronetics, Inc.
August 11, 2024

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration is fair, from a financial point of view, to Neuronetics.

Sincerely,

CANACCORD GENUITY LLC

F-2-4

APPENDIX “G”
COMPARISON OF RIGHTS OF GREENBROOK SHAREHOLDERS
AND NEURONETICS STOCKHOLDERS
(See attached.)

Appendix “G”
COMPARISON OF RIGHTS OF GREENBROOK SHAREHOLDERS
AND NEURONETICS STOCKHOLDERS
The rights of Greenbrook Shareholders are governed by the Business Corporations Act (Ontario) (the “OBCA”) and by the Greenbrook Articles and Bylaws. Following the Arrangement, Greenbrook Shareholders who receive Neuronetics Shares as part of the Arrangement will become Neuronetics Stockholders and as such their rights will be governed by the Delaware General Corporation Law (the “DGCL”), the Current Neuronetics Charter and the Current Neuronetics Bylaws.
The following is a summary of the material differences between the rights of (i) Greenbrook Shareholders under the Greenbrook Articles and Bylaws and (ii) Neuronetics Stockholders under the Current Neuronetics Charter and the Current Neuronetics Bylaws. This summary is not a complete comparison of rights that may be of interest, and Greenbrook Shareholders and Neuronetics Stockholders should therefore read the full text of the Greenbrook Articles and Greenbrook Bylaws under Greenbrook’s SEDAR+ issuer profile at www.sedarplus.ca, and the Current Neuronetics Charter and the Current Neuronetics Bylaws under Neuronetics’ EDGAR issuer profile at www.sec.gov.

	Greenbrook Shareholder Rights (Pre-Arrangement)	Neuronetics Stockholder Rights (Post-Arrangement)
Authorized Share Capital
Under the OBCA, the articles may provide for more than one class of shares and where they so provide, the rights, privileges, restrictions and conditions attaching to the shares of each class shall be set out therein.

Greenbrook’s authorized share capital consists of (i) an unlimited number of common shares without par value and without special rights and restrictions attached; and (ii) an unlimited number of preferred shares without par value and with special rights and restrictions attached.

Under the Greenbrook Articles, preferred shares may be issued in one or more series. The Greenbrook board of directors is authorized, without shareholder approval, but subject to the provisions of the OBCA, to determine the maximum number of shares of each series, create an identifying name for each series and attach such special rights or restrictions, including dividend, liquidation and voting rights, as the board of directors may determine. Such special rights or restrictions, including dividend, liquidation and voting rights, may be superior to those of the common shares.

Greenbrook has not issued any preferred shares.

The DGCL requires that the certificate of incorporation state the number of shares of preferred stock that the corporation is permitted to issue as well as the par value of such series, but can otherwise delegate the power of determining the terms of such series to the board of directors.

The Current Neuronetics Charter authorizes the issuance of 200,000,000 shares of common stock, $0.01 par value per share, and 10,000,000 shares of undesignated preferred stock, $0.01 par value.

The Neuronetics Board is authorized to provide for the issuance of all or any of the shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as stated and expressed in a resolution or resolutions adopted by the Neuronetics Board providing for the issuance of such class or series and as may be permitted by The DGCL.

Such blank check preferred stock can be used as a “poison pill” to prevent a takeover by providing holders of such class of preferred stock with the rights needed to slow or stop such takeover.

	Greenbrook Shareholder Rights (Pre-Arrangement)	Neuronetics Stockholder Rights (Post-Arrangement)
Voting Rights
Under the OBCA, unless the articles of a corporation provide otherwise, (i) each share of a corporation entitles the holder thereof to one (1) vote at a meeting of shareholders and (ii) there is no cumulative voting for the election of directors.

At meetings of Greenbrook directors, each director has one vote and questions are decided by a majority of votes. In case of an equality of votes at meetings of directors or meeting of shareholders, the chairman of the meeting has a second or casting vote.

Except as otherwise required by law or as otherwise provided in any certificate of designation for any series of Preferred Stock, the holders of Common Stock possess all voting power for the election of Neuronetics directors and all other matters requiring stockholder action. Holders of Common Stock are entitled to one vote per share on matters to be voted on by Neuronetics Stockholders.

For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in the Current Neuronetics Bylaws, shall be entitled to vote at any meeting of stockholders.

Every person entitled to vote shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with the DGCL. An agent so appointed need not be a stockholder.

No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

Shareholder Approval of Business Combinations; Fundamental Changes
Under the OBCA, certain corporate actions, such as certain amalgamations (other than with a direct or indirect wholly-owned subsidiary), continuances, and sales, leases or exchanges of all or substantially all the property of a corporation other than in the ordinary course of business, and other corporate actions such as liquidations, dissolutions and (if ordered by a court) arrangements, are required to be approved by special resolution. A special resolution is a resolution passed at a meeting by not less than two-thirds of the votes cast by the shareholders who voted in respect of the resolution.

In certain cases, a special resolution to approve certain corporate actions is also required to be approved separately by the holders of a class or series of shares,

Under the DGCL, a merger, consolidation, sale, lease, exchange or other disposition of all or substantially all of the property and assets of a corporation, or a dissolution of the corporation, is generally required to be approved by the holders of a majority of the outstanding stock entitled to vote on the matter, unless the certificate of incorporation provides for the vote of a larger portion of the corporation’s stock.

Under the DGCL, mergers in which less than 20% of an acquirer corporation’s stock outstanding immediately prior to the effective date of the merger is issued generally do not require acquirer stockholder approval. In certain situations, the approval of a business combination may require approval by a certain number of the holders of a class or series of shares. In addition, Section 251(h) of the

Greenbrook Shareholder Rights (Pre-Arrangement)	Neuronetics Stockholder Rights (Post-Arrangement)
including in certain cases a class or series of shares not otherwise carrying voting rights.
DGCL provides that stockholders of a constituent corporation need not vote to approve a merger if: (i) the merger agreement permits or requires the merger to be effected under Section 251(h) and provides that the merger shall be effected as soon as practicable following the tender offer or exchange offer, (ii) a corporation consummates a tender or exchange offer for all of the outstanding stock of such constituent corporation on the terms provided in the merger agreement that would otherwise be entitled to vote on the adoption or rejection of the merger agreement, (iii) immediately following the consummation of the offer, the stock irrevocably accepted for purchase or exchange plus the stock owned by the consummating corporation equals at least the percentage of stock that would be required to adopt the merger agreement under the DGCL and the certificate of incorporation of such constituent corporation, (iv) the corporation consummating the offer merges with or into such constituent corporation pursuant to the merger agreement, and (v) each outstanding share of each class or series of stock of the constituent corporation that was the subject of and not irrevocably accepted for purchase or exchange in the offer is to be converted in the merger into, or into the right to receive, the same consideration to be paid for the shares of such class or series of stock of the constituent corporation irrevocably purchased or exchanged in such offer. In addition, mergers in which one corporation, partnership, limited liability company, or other entity owns 90% or more of each class of shares of a second corporation that would otherwise be entitled to vote on a merger may be completed without the vote of the second corporation’s board of directors or stockholders.

The DGCL does not contain a procedure directly analogous to a plan of arrangement under the OBCA.

See also “Neuronetics Stockholder Rights (Post-Arrangement) — Special Vote Required for Combinations with Interested Shareholders” section below describing certain restrictions on business combinations with interested Neuronetics Stockholders.

	Greenbrook Shareholder Rights (Pre-Arrangement)	Neuronetics Stockholder Rights (Post-Arrangement)
Special Vote Required for Combinations with Interested Shareholders
Section 203 is a default provision of the DGCL that prohibits a Delaware corporation from engaging in a business combination, such as mergers or stock and asset sales, with “interested stockholders” (subject to specified exceptions, an “interested stockholder” is a person or group that owns 15% or more of the corporation’s outstanding voting stock or is an affiliate or associate of the corporation and was the owner of 15% or more of the voting stock at any time within the previous three years) for three years following the time that the person becomes an interested stockholder, unless: (i) before such stockholder becomes an “interested stockholder”, the board of directors approves the business combination or the transaction which results in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced (excluding stock owned by certain persons such as directors and officers); or (iii) at the time or after the stockholder became an interested stockholder, the board of directors and at least two-thirds of the disinterested outstanding voting stock of the corporation approves the transaction.

A Delaware corporation may elect to “opt out” of, and not be governed by, Section 203 through a provision in either its original certificate of incorporation, or an amendment to its original certificate or bylaws that was approved by majority stockholder vote.

Neuronetics has not opted out of the protections of Section 203 of the DGCL. As a result, Section 203 applies to Neuronetics.

Appraisal Rights; Rights to Dissent
The OBCA provides that shareholders of a corporation governed thereunder who are entitled to vote on certain matters are entitled to exercise dissent rights and to be paid the fair value of their shares in connection therewith. The OBCA does not

Under the DGCL, stockholders of a corporation may be entitled to exercise appraisal rights under certain circumstances in connection with a merger or consolidation. However, a stockholder of a corporation does not have appraisal rights

	Greenbrook Shareholder Rights (Pre-Arrangement)	Neuronetics Stockholder Rights (Post-Arrangement)

distinguish for this purpose between listed and unlisted shares. Such matters include: (i) any amalgamation with another corporation (other than with certain affiliated corporations); (ii) an amendment to the corporation’s articles to add, change or remove any provisions restricting the issue, transfer or ownership of shares; (iii) an amendment to the corporation’s articles to add, change or remove any restriction upon the business or businesses that the corporation may carry on; (iv) a continuance under the laws of another jurisdiction; (v) a sale, lease or exchange of all or substantially all the property of the corporation other than in the ordinary course of business; (vi) a court order permitting a shareholder to dissent in connection with an application to the court for an order approving an arrangement proposed by the corporation; or (vii) certain amendments to the articles of a corporation which require a separate class or series vote, provided that a shareholder is not entitled to dissent if an amendment to the articles is effected by a court order approving a reorganization or by a court order made in connection with an action for an oppression remedy.

under the DGCL in connection with a merger or consolidation, if, among other things: (i) the corporation’s shares are listed on a national securities exchange or held of record by more than 2,000 stockholders and certain types of consideration are received in the merger or consolidation; or (ii) the corporation will be the surviving corporation of the merger and the merger is undertaken pursuant to certain provisions of the DGCL.

Unless otherwise provided in the certificate of incorporation, the DGCL grants appraisal rights only in connection with a merger or consolidation and not in the case of a sale or transfer of assets or a purchase of assets for shares. However, except for mergers undertaken pursuant to certain provisions of the DGCL, a stockholder is entitled to appraisal rights in the case of a merger or consolidation if the stockholder is required to accept in exchange for the shares anything other than: (i) shares of stock of the corporation surviving or resulting from the merger or consolidation; (ii) shares of stock of any other corporation that, on the effective date of the merger or consolidation, will be either listed on a national securities exchange or held of record by more than 2,000 stockholders; (iii) cash instead of fractional shares of stock of the corporation; or (iv) any combination of the foregoing.

Oppression Remedy
The OBCA provides an oppression remedy that enables a court to make any order, either interim or final, to rectify the matters complained of if the court is satisfied upon application by a complainant (as defined below) that: (i) any act or omission of the corporation or an affiliate effects a result; (ii) the business or affairs of the corporation or an affiliate are or have been carried on or conducted in a manner; or (iii) the powers of the directors of the corporation or an affiliate are or have been exercised in a manner, that is oppressive or unfairly prejudicial to or that unfairly disregards the interest of any security holder, creditor, director or officer. A complainant may include: (a) a present or former registered holder or beneficial owner of securities of a corporation or any of its affiliates; (b) a present or former officer or

Although the DGCL does not contain a statutory “oppression” remedy, stockholders may bring equitable claims against persons owing them fiduciary duties for breaches thereof.

See also “Fiduciary Duties of Directors” section for a further discussion of those fiduciary duties.

	Greenbrook Shareholder Rights (Pre-Arrangement)	Neuronetics Stockholder Rights (Post-Arrangement)

director of the corporation or any of its affiliates; and/or (c) any other person who in the discretion of the court is a proper person to make such application.

The oppression remedy provides the court with a broad jurisdiction to intervene in corporate affairs to protect shareholders and other complainants. While conduct which is in breach of fiduciary duties of directors or that is contrary to the legal right of a complainant will normally trigger the court’s jurisdiction under the oppression remedy, the exercise of that jurisdiction does not depend on a finding of a breach of such legal and equitable rights. Furthermore, the court may order a corporation to pay the interim expenses of a complainant seeking an oppression remedy, but the complainant may be held accountable for such interim costs on final disposition of the complaint (as in the case of a derivative action). The complainant is not required to give security for costs in an oppression action.

Pre-Emptive Rights
Under the OBCA, holders of a class or series of shares in a corporation do not have pre-emptive rights to subscribe for or purchase any additional shares of that class or series or of another class or series, unless such rights are so provided in the articles of the corporation or in a unanimous shareholder agreement.

Under the DGCL, stockholders of a corporation do not have pre-emptive rights to subscribe for or purchase any additional issues of stock or to any security convertible into such stock unless, and except to the extent that, such rights are expressly included in the corporation’s certificate of incorporation.

The Current Neuronetics Charter confers no such pre-emptive rights on the holders of Common Stock.

Shareholder Action by Consent Without a Meeting
Under the OBCA, shareholder action without a meeting may only be taken by written resolution signed by all shareholders or their attorney authorized in writing who would be entitled to vote thereon at a meeting.

Under Section 228 of the DGCL, unless otherwise provided in the certificate of incorporation, any action that can be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote if a consent, in writing or by electronic transmission, to the action is signed by the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

The Current Neuronetics Charter and the Current Neuronetics Bylaws provide that no action may be taken by Neuronetics

	Greenbrook Shareholder Rights (Pre-Arrangement)	Neuronetics Stockholder Rights (Post-Arrangement)

Stockholders except at an annual or special meeting of Neuronetics Stockholders called in accordance with the Current Neuronetics Bylaws and no action may be taken by the Neuronetics Stockholders by written consent or electronic transmission.

Requisition of Shareholders’ Meetings
Under the OBCA, the holders of not less than 5% of the issued shares of a corporation that carry the right to vote at the meeting sought to be held may requisition the directors to call a meeting of shareholders. Upon meeting the technical requirements set out in the OBCA for making such a requisition, the directors of the corporation must call a meeting of shareholders. If they do not call the meeting within 21 days, the shareholders who made the requisition may call the meeting.

Under the DGCL, an annual meeting of stockholders must be held at such place, on such date and at such time as may be designated from time to time by the board of directors or as provided in the certificate of incorporation or by the bylaws.

Under the DGCL, a special meeting of stockholders may be called only by the board of directors or by persons authorized to do so in the certificate of incorporation or the bylaws.

The Current Neuronetics Charter provides that special meetings of Neuronetics Stockholders shall be called in accordance with the Current Neuronetics Bylaws, which provide that special meetings of Neuronetics Stockholders may be called only, for any purpose as is a proper matter for stockholder action under the DGCL, by (i) the Chairperson of the Neuronetics Board, (ii) Neuronetics’ Chief Executive Officer or (iii) the Neuronetics Board pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Neuronetics Board for adoption).

Notice of Shareholder Meeting
Under the OBCA, notice of the time and place of a meeting of shareholders of an offering corporation must be sent to each shareholder entitled to vote at the meeting, to each director and to the auditor of the corporation not less than 21 days and not more than 50 days before the meeting. In the case of a special notice, the notice must also state the nature of the business to be transacted at the meeting and the text of any special resolution to be submitted to the meeting.

Under the DGCL, written notice of each stockholders’ meeting must be given at least 10 days but no more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of such meeting. The DGCL requires notice of a meeting to vote on a merger agreement, a sale, lease or exchange of all or substantially all assets, a conversion to another form of entity or a transfer, domestication or conveyance to a foreign jurisdiction to be given at least 20 days before the date of such meeting.

	Greenbrook Shareholder Rights (Pre-Arrangement)	Neuronetics Stockholder Rights (Post-Arrangement)
The Current Neuronetics Bylaws allow stockholders to waive any notice before or after the meeting.

Shareholder Quorum and Vote Requirements
Under the OBCA, a corporation’s bylaws may specify the number of shares with voting rights attached thereto which shall be present, or represented by proxy, in order to constitute a quorum for the transaction of any business at any meeting of the shareholders.

Greenbrook’s Bylaws provide that the quorum for the transaction of business at any meeting of Greenbrook Shareholders shall be one person present and entitled to vote at the meeting that holds or represents by proxy not less than thirty-three and one-third percent (33 1/3%) of the votes attached to the outstanding shares of Greenbrook entitled to vote at the meeting.

Under the DGCL, a corporation’s certificate of incorporation or bylaws may specify the number of shares or the voting power that must be present, or represented by proxy, in order to constitute a quorum for the transaction of any business at any meeting of the stockholders.

Pursuant to Section 216 of the DGCL, in no event may a quorum consist of less than one-third of the shares entitled to vote at a meeting except that, where a separate vote by a class or series of a classes or series is required, a quorum must consist of no less than one-third of the shares of such class or series or classes or series.

The Current Neuronetics Bylaws provide that the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the voting power of the outstanding shares of stock entitled to vote will constitute a quorum for the transaction of business.

Distributions and Dividends; Repurchases and Redemptions
Under the OBCA, subject to the corporation’s articles or any unanimous shareholder agreement, the board of directors may declare and a corporation may pay a dividend by issuing fully paid shares of the corporation or options or rights to acquire fully paid shares of the corporation and a corporation may pay a dividend in money or property. The board of directors, however, shall not declare and/or pay a dividend if there are reasonable grounds for believing that: (i) the corporation is, or after the payment, would be unable to pay its liabilities as they become due; or (ii) the realizable value of the corporation’s assets would thereby be less than the aggregate of (a) its liabilities, and (b) its stated capital of all classes. In the case of payment by a corporation to purchase or redeem shares, under the OBCA, a corporation may not do so if there are reasonable grounds for believing that: (i) the corporation is or, after the payment, would be unable to pay its liabilities

Under the DGCL, a corporation may, subject to any restrictions in its certificate of incorporation, pay dividends out of statutory surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding shares of stock having a preference on asset distributions. “Surplus” is defined as the excess of the net assets over capital, as such capital may be adjusted by the board of directors.

A Delaware corporation may purchase or redeem its shares of any class except when its capital is impaired or would become impaired as a result of the purchase or redemption. A corporation may, however, purchase or redeem out of capital, its shares that are entitled upon any distribution of its assets to a preference over another class or, if no such shares are

	Greenbrook Shareholder Rights (Pre-Arrangement)	Neuronetics Stockholder Rights (Post-Arrangement)

as they become due; or (ii) after the payment, the realizable value of the corporation’s assets would be less than the aggregate of, (a) its liabilities, and (b) the amount that would be required to pay the holders of shares that have a right to be paid, on a redemption or in a liquidation, ratably with or before the holders of the shares to be purchased or redeemed, to the extent that the amount has not been included in its liabilities.
outstanding, any series of its shares if the shares are to be retired and the capital reduced.

Number and Term of Directors
Under the OBCA, unless expressly elected for a stated term, each director ceases to hold office at the close of the first annual meeting of shareholders following his or her election; a director must cease to hold office not later than the close of the third annual meeting of shareholders following his or her election. If a director is appointed or elected to fill a vacancy, that director holds office for the unexpired term of the director’s predecessor.

The Greenbrook Articles provide that the number of directors of the corporation shall no less than three (3) and no more than fifteen (15).

The DGCL provides that the board of directors of a corporation must consist of one or more members. The Current Neuronetics Charter and Current Neuronetics Bylaws provide that the number of directors will be fixed exclusively by resolution of the Neuronetics Board.

The Neuronetics Board currently consists of five directors and the Current Neuronetics Charter and the Current Neuronetics Bylaws provide that at each annual meeting of Neuronetics Stockholders, directors will be elected for a term of one year to succeed the directors whose term expires at such annual meeting. Notwithstanding the foregoing, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal.

Standard for Election of Directors	Under the OBCA, the directors of a corporation are to be elected at each annual meeting of shareholders at which an election of directors is required.
Pursuant to the Current Neuronetics Bylaws, directors are elected at the annual meeting of stockholders and a person is not eligible for election or re-election as a director unless such person is nominated by or at the direction of the Neuronetics Board or by any stockholder who was a stockholder of record at the time of giving the stockholder’s notice, who is entitled to vote at the meeting and who complied with relevant notice procedures set for the in the Current Neuronetics Bylaws.

The nominees receiving the most “for” votes from the holders of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote on the election of directors will be elected.

	Greenbrook Shareholder Rights (Pre-Arrangement)	Neuronetics Stockholder Rights (Post-Arrangement)
Vacancies on the Board of Directors
Under the OBCA, subject to the articles of the corporation, a vacancy among the directors may be filled at a meeting of shareholders or by a quorum of directors except when the vacancy results from an increase in the number or maximum number of directors or from a failure to elect the appropriate number of directors required by the articles. Each director appointed holds office until his or her successor is elected at the next meeting of shareholders of the corporation unless his or her office is vacated earlier.

Under the DGCL, vacancies, whether arising through death, resignation, retirement, disqualification, removal, an increase in the number of directors, or any other reason may be filled by a majority vote of the remaining directors, even if such directors in office constitute less than a quorum, unless otherwise provided in the certificate of incorporation or bylaws.

The Current Neuronetics Charter provides that any vacancy on the Neuronetics Board resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Neuronetics Board determines by resolution that any such vacancies or newly created directorships shall be filled by Neuronetics Stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of Neuronetics Board, and not by the Neuronetics Stockholders.

Director Qualifications
The OBCA also requires that an offering corporation (i.e. a reporting issuer or public company) have at least three (3) directors, at least one-third of whom must not be officers or employees of the corporation or its affiliates.

Delaware Law requires that directors of Delaware corporations be natural persons. There are no director residency requirements under the DGCL, but a corporation can prescribe qualifications for directors under its certificate of incorporation or bylaws. Neither the Current Neuronetics Charter nor the Current Neuronetics Bylaws provide for any such residency qualifications for directors.

Removal of Directors
Under the OBCA, provided that articles of the corporation do not provide for cumulative voting, shareholders of a corporation may by ordinary resolution passed at an annual or special meeting remove any director or directors from office. If holders of a class or series of shares have the exclusive right to elect one (1) or more directors, a director elected by them may only be removed by an ordinary resolution at a meeting of the shareholders of that class or series. If all of the directors have resigned or have been removed without replacement, a person who manages or supervises the management of the business

Under the DGCL, except in the case of a corporation with a classified board of directors or with cumulative voting, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. In the case of a corporation with a classified board of directors, stockholders may remove a director only for cause, unless the certificate of incorporation provides otherwise.

Under the Current Neuronetics Charter and Current Neuronetics Bylaws, any individual

	Greenbrook Shareholder Rights (Pre-Arrangement)	Neuronetics Stockholder Rights (Post-Arrangement)

and affairs of the corporation is deemed to be a director, unless the person who manages the business or affairs of the corporation is (i) an officer under the direction or control of a shareholder or other person; (ii) a lawyer, accountant or other professional who participates in the management of the corporation solely for providing professional services; or (iii) a trustee in bankruptcy, receiver, receiver manager or secured creditor who participates in the management of the corporation or exercises control over its property solely for the purpose of the realization of security or the administration of the bankrupt’s estate, in the case of a trustee in bankruptcy.

director or directors may be removed only with cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all then-outstanding shares of capital stock of Neuronetics entitled to vote generally at an election of directors.

Fiduciary Duties of Directors
Under the OBCA, directors of an OBCA corporation must act honestly and in good faith with a view to the best interests of the corporation, and must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Under the DGCL directors owe to stockholders a duty of care and a duty of loyalty. The duty of care requires that the directors act in an informed and deliberative manner and to inform themselves, prior to making a business decision, of all material information reasonably available to them. The duty of loyalty may be summarized as the duty to act in good faith, not out of self-interest, and in a manner that the directors reasonably believe to be in the best interests of the stockholders.

The DGCL provides that the certificate of incorporation of the corporation may include a provision which limits or eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided such liability does not arise from certain proscribed conduct, including acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, breach of the duty of loyalty, the payment of unlawful dividends or expenditure of funds for unlawful stock purchases or redemptions or transactions from which such director derived an improper personal benefit. Neuronetics’ certificate of incorporation provides that the liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law.

	Greenbrook Shareholder Rights (Pre-Arrangement)	Neuronetics Stockholder Rights (Post-Arrangement)
Indemnification of Directors and Officers
Under the OBCA, a corporation may indemnify a director or officer, a former director or officer or a person who acts or acted at the corporation’s request as a director or officer, or another person acting in similar capacity, of another entity (each an “Indemnifiable Person”), against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of the corporation, if: (i) he or she acted honestly and in good faith with a view to the best interests of the corporation; and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful. A corporation may with the approval of a court, indemnify an Indemnifiable Person or advance monies, in respect of or by or on behalf of the corporation or other entity to procure a judgment in its favor, to which the individual is made party because of the individual’s association with the corporation or other entity if the individual fulfils the requirements under (i) and (ii), above. An Indemnifiable Person is entitled to indemnity from the corporation if he or she was not judged by the court or other competent authority to have committed any fault or omitted to do anything that the individual ought to have done and fulfilled the conditions set out in (i) and (ii), above.

Under the DGCL, a corporation is generally permitted to indemnify its current and former directors and officers, employees, or agents against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, suit, or proceeding, or a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of such action (with certain restrictions applicable to indemnification of expenses in a derivative action), provided that there is a determination that the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action, suit, or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. Indemnification determinations for current directors and officers must be made by: (i) a majority vote of the directors who are not parties to such action, suit, or proceeding, even though less than a quorum; (ii) a committee of such directors designated by a majority vote of such directors, even though less than a quorum; (iii) independent legal counsel in a written opinion if there are no such directors or if such directors so direct; or (iv) the stockholders.

The DGCL requires indemnification of current or former directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action, suit, or proceeding. Under Delaware Law, a corporation may advance expenses relating to the defense of any civil, criminal, administrative, or investigative action, suit, or proceeding to directors, officers, employees, and agents contingent in certain circumstances upon those persons’ entering into an undertaking to repay any advances if it is determined ultimately that those persons are not entitled to be indemnified.

The Current Neuronetics Charter and Current Neuronetics Bylaws provide that Neuronetics will indemnify its directors and officers to the fullest extent permitted by Delaware Law or other applicable law, though Neuronetics will

	Greenbrook Shareholder Rights (Pre-Arrangement)	Neuronetics Stockholder Rights (Post-Arrangement)

not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless: (i) such indemnification is expressly required to be made by law; (ii) the proceeding was authorized by the Neuronetics Board; (iii) such indemnification is provided by Neuronetics, in its sole discretion, pursuant to the powers vested in it under Delaware Law or any other applicable law; or (iv) such indemnification is required to be made in accordance with the Current Neuronetics Bylaws.

Limitation on Liability of Directors
A director is not liable for breach of this duty of care under the OBCA if he or she relies in good faith on: (i) financial statements of the corporation represented to him or her by an officer of the corporation or in a written report of the auditor of the corporation fairly to reflect the financial condition of the corporation; (ii) an interim or other financial report of the corporation represented to him or her by an officer of the corporation to present fairly the financial position of the corporation in accordance with generally accepted accounting principles; (iii) a report or advice of an officer or employee of the corporation where it is reasonable in the circumstances to rely on the report or advice or (iv) a report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by any such person.

The DGCL permits the adoption of a provision in a corporation’s certificate of incorporation limiting or eliminating the monetary liability of a director or an officer to a corporation or its stockholders by reason of a director’s or officer’s breach of the fiduciary duty of care.

The DGCL does not permit any limitation of the liability of a director or officer for: (i) breaching the duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith; (or which involve intentional misconduct or a knowing violation of law) (iii) any transaction from which a director or officer obtains an improper personal benefit; or (iv) willfully or negligently paying a dividend or approving a redemption or repurchase of shares that was illegal under applicable law.

The Current Neuronetics Charter eliminates liability of directors of Neuronetics for monetary damages to the fullest extent permitted by applicable law.

Interested Director Transactions; Corporate Opportunity
Under the OBCA, a director or officer is required to disclose any conflict of interest in writing to the corporation or request to have entered in the minutes of meetings of directors the nature and extent of his or her interest. Subject to certain exceptions, a director who has a conflict of interest shall not attend any part of a meeting of directors during which the relevant contract or transaction giving rise to the conflict of interest is discussed and shall not vote on any resolution to approve of the contract or transaction.

Under Section 144 of Delaware Law, certain contracts or transactions in which one or more of a corporation’s directors or officers has an interest are not void or voidable solely because of such interest, provided that one of the following conditions is met: (i) obtaining majority approval of the disinterested directors, in good faith, following full disclosure of the material facts, even though the disinterested directors be less than a quorum; (ii) obtaining majority approval by the stockholders entitled to vote thereon, in good faith, following full disclosure of the material facts; or (iii) the

	Greenbrook Shareholder Rights (Pre-Arrangement)	Neuronetics Stockholder Rights (Post-Arrangement)

transaction is fair to the corporation as of the time it is authorized, approved, or ratified.

Under Section 122(17) of Delaware Law, every corporation has the ability to renounce in its certificate of incorporation or by Neuronetics Board action any interest or expectancy of the corporation in, or in being offered an opportunity to participate in, specified or specified classes or categories of business opportunities that are presented to the corporation or to one or more of its officers, directors or stockholders.

Derivative Actions
Under the OBCA, a complainant may apply to the court for leave to bring an action in the name of and on behalf of a corporation or any subsidiary, or to intervene in an existing action to which any such corporation or subsidiary is a party, for the purpose of prosecuting, defending or discontinuing the action on behalf of the corporation or subsidiary. Under the OBCA, no action may be brought and no intervention in an action may be made unless the court is satisfied that the complainant has given notice to the directors of the corporation or its subsidiary of the complainant’s intention to apply to the court not less than 14 days before bringing the application, or otherwise as ordered by the court and (i) the directors of the corporation or its subsidiary do not bring, diligently prosecute or defend or discontinue the action; (ii) the complainant is acting in good faith; and (iii) it appears to be in the interests of the corporation or its subsidiary that the action be brought, prosecuted, defended or discontinued.

Under the OBCA, the court in a derivative action may make any order it thinks fit including, without limitation, (i) an order authorizing the complainant or any other person to control the conduct of the action, (ii) an order giving directions for the conduct of the action, (iii) an order directing that any amount adjudged payable by a defendant in the action shall be paid, in whole or in part, directly to former and present security holders of the corporation or its subsidiary instead of to the corporation or its subsidiary, and (iv) an order requiring the corporation or its subsidiary to pay reasonable legal fees and any

Under Section 327 of Delaware Law, a stockholder bringing a derivative suit must have been a stockholder at the time of the wrong complained of or the stockholder must have received shares of stock in the corporation by operation of law from a person who was such a stockholder at the time of the wrong complained of. In addition, the stockholder must remain a stockholder throughout the litigation. There is no requirement under Delaware Law to advance the expenses of a lawsuit to a stockholder bringing a derivative suit. Delaware Law also requires that, before commencing a derivative suit, a stockholder must make a demand on the directors of the corporation to assert the claim, unless such demand would be futile. A stockholder also may commence a class action suit on behalf of himself or herself and other similarly situated stockholders where the requirements for maintaining a class action have been met.

	Greenbrook Shareholder Rights (Pre-Arrangement)	Neuronetics Stockholder Rights (Post-Arrangement)

other costs reasonably incurred by the complainant in connection with the action. In addition, under the OBCA, a court may order a corporation or its subsidiary to pay the complainant’s interim costs, including reasonable legal fees and disbursements. Although the complainant may be held accountable for the interim costs on final disposition of the complaint, it is not required to give security for costs in a derivative action.

Advance Notification Requirements for Proposals of Shareholders
Under the OBCA, a proposal with respect to the nomination of candidates for election to the board of directors may be made at or before any annual meetings of the corporation. In addition, an Ontario corporation may also adopt advance notice provisions under its bylaws.

Under the OBCA, a shareholder or persons who have the support of persons who, represent, in the aggregate, not less than 5% of the shares or 5% of the shares at a class or series of shares of the corporation entitled to vote at the meeting to which the proposal is to be presented may submit notice to a corporation of any matter that such shareholder or shareholders propose to raise at a meeting of shareholders, which notice must be provided not later than 60 days prior to the anniversary of the last previous annual meeting of shareholders, if the proposal is to be raised at an annual meeting, and note less than 60 days prior to the date of a meeting other than the annual meeting, if the proposal is to be raised at a meeting other than the annual meeting. Such a proposal may not be with respect to a personal claim or redress a personal grievance against the corporation, its directors, officers or other security holders and must relate in a significant way to the business or affairs of the corporation, if a notice complies with the requirements of the OBCA, the corporation is required to include a statement relating thereto and not exceeding 500 words in the management proxy circular for the relevant meeting of shareholders. If a corporation refuses to accept a notice that otherwise complies with the related provisions of the OBCA, the shareholder or shareholders who provided such notice and proposal may apply to a court to make any order that it

The DGCL does not require advance notice for stockholder nominations and proposals, but a Delaware corporation may require such advance notice pursuant to its bylaws.

The Current Neuronetics Bylaws require Neuronetics Stockholders to provide timely notice in writing to its secretary for director nominations or other business to be properly brought before an annual meeting of Neuronetics Stockholders, and such other business must otherwise be a proper matter for Neuronetics Stockholder action. To be timely, such notice must be received between 90 days and 120 days prior to the first anniversary of the preceding year’s annual meeting unless the annual meeting is more than 30 days before or more than 30 days after such anniversary date, in which event, notice by a Neuronetics Stockholder to be timely must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

	Greenbrook Shareholder Rights (Pre-Arrangement)	Neuronetics Stockholder Rights (Post-Arrangement)
deems fit, including restraining the holding of a meeting at which it was sought to bring forth such a proposal.

Proxy Access for Shareholder Nominations
Under the OBCA, every shareholder entitled to vote at a meeting of shareholders may by means of a proxy appoint a proxyholder or one or more alternate proxyholders, who need not be shareholders, as the shareholder’s nominee to attend and act at the meeting in the manner, to the extent and with the authority conferred by the proxy.

Nominations of persons for election to the Neuronetics Board or the proposal of business to be considered by Neuronetics Stockholders may be made at an annual meeting of Neuronetics Stockholders (i) pursuant to Neuronetics’ notice of meeting of stockholders, (ii) brought specifically by or at the direction of the Neuronetics Board, or (iii) by any Neuronetics Stockholder who was a stockholder of record at the time of giving the stockholder’s notice, who is entitled to vote at the meeting and who complied with the required notice procedures. This is the exclusive means for a Neuronetics Stockholder to make nominations and submit other business (other than matters properly included in Neuronetics’ notice of meeting of Neuronetics Stockholders and proxy statement) before an annual meeting of Neuronetics Stockholders.

See “Neuronetics Stockholder Rights (Post-Arrangement) — Advance Notification Requirements for Proposals of Stockholders”.

Inspection of Books and Records
The OBCA provides that shareholders and creditors of a corporation, their agents and legal representatives and the Director may examine certain of the corporation’s records during usual business hours and take extracts from those records free of charge, and if the corporation is an offering corporation, any other person may do so upon payment of a reasonable fee. In addition, shareholders and creditors of a corporation, their agents and legal representatives and, if the corporation is an offering corporation, any other person, may obtain a list of registered shareholders upon payment of a reasonable fee and sending the corporation a statutory declaration.

Under the DGCL, any stockholder, in person or by attorney or other agent, may, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose, and to make copies and extracts from (i) the corporation’s stock ledger, a list of its stockholders, and its other books and records and (ii) a subsidiary’s books and records (provided certain criteria are met).

Amendment of Governing Documents
Under the OBCA, any amendment to a corporation’s articles generally requires approval by special resolution. A special resolution is a resolution passed by not less than two-thirds of the votes cast by shareholders entitled to vote on the resolution. The OBCA provides that unless the articles or

Under Section 242 of the DGCL, a corporation’s certificate of incorporation may be amended if: (i) the board of directors sets forth the proposed amendment in a resolution, declares the advisability of the amendment and directs that it be submitted to a vote at a meeting of stockholders; and (ii) subject to

Greenbrook Shareholder Rights (Pre-Arrangement)	Neuronetics Stockholder Rights (Post-Arrangement)

bylaws otherwise provide, the directors may, by resolution, make, amend or repeal any bylaws that regulate the business or affairs of a corporation. Where the directors make, amend or repeal a bylaw, they are required under the OBCA to submit the bylaw, amendment or repeal to the shareholders at the next meeting of shareholders, and the shareholders may confirm, reject or amend the bylaw, amendment or repeal. If the directors of a corporation do not submit a bylaw, an amendment or a repeal to the shareholders at the next meeting of shareholders, the bylaw, amendment or repeal will cease to be effective, and no subsequent resolution of the directors to adopt, amend or repeal a bylaw having substantially the same purpose and effect is effective until it is confirmed or confirmed as amended by the shareholders.

certain exceptions, the holders of a majority of shares entitled to vote on the matter adopt the amendment, unless the certificate of incorporation requires the vote of a greater number of shares.

In addition, under the DGCL, class voting rights exist with respect to amendments to the certificate of incorporation that (i) subject to certain exceptions, increase or decrease the aggregate number of authorized shares of such class, (ii) increase or decrease the par value of the shares of such class, or (iii) adversely affect the powers, preferences, or special rights of the shares of a class, provided that if the amendment adversely affects one or more series of a class but not the entire class, then only the shares of the series so affected are entitled to vote. Class voting rights do not exist as to other extraordinary matters, unless the certificate of incorporation provides otherwise. Under the DGCL, the board of directors may amend a corporation’s bylaws if so authorized in the certificate of incorporation.

The Current Neuronetics Charter provides the board of directors is expressly empowered to adopt, amend or repeal the Current Neuronetics Bylaws, which shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Current Neuronetics Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of Neuronetics required by law or by the Current Neuronetics Charter, such action by stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of Neuronetics entitled to vote generally in the election of directors, voting together as a single class.

APPENDIX “H”
DISSENT PROVISIONS OF THE OBCA
(See attached.)

Appendix “H”
DISSENT PROVISIONS OF THE OBCA
185 (1) Rights of dissenting shareholders – Subject to subsection (3) and to sections 186 and 248, if a corporation resolves to,
(a)	amend its articles under section 168 to add, remove or change restrictions on the issue, transfer or ownership of shares of a class or series of the shares of the corporation;
(b)	amend its articles under section 168 to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;
(c)	amalgamate with another corporation under sections 175 and 176;
(d)	be continued under the laws of another jurisdiction under section 181;
(d.1)	be continued under the Co-operative Corporations Act under section 181.1;
(d.2)	be continued under the Not-for-Profit Corporations Act, 2010 under section 181.2; or
(e)	sell, lease or exchange all or substantially all its property under subsection 184 (3), a holder of shares of any class or series entitled to vote on the resolution may dissent.
(2)
Idem – If a corporation resolves to amend its articles in a manner referred to in subsection 170 (1), a holder of shares of any class or series entitled to vote on the amendment under section 168 or 170 may dissent, except in respect of an amendment referred to in,

(a)	clause 170 (1) (a), (b) or (e) where the articles provide that the holders of shares of such class or series are not entitled to dissent; or
(b)	subsection 170 (5) or (6).
(2.1)	One class of shares – The right to dissent described in subsection (2) applies even if there is only one class of shares.
(3)
Exception - A shareholder of a corporation incorporated before the 29th day of July, 1983 is not entitled to dissent under this section in respect of an amendment of the articles of the corporation to the extent that the amendment,

(a)	amends the express terms of any provision of the articles of the corporation to conform to the terms of the provision as deemed to be amended by section 277; or
(b)	deletes from the articles of the corporation all of the objects of the corporation set out in its articles, provided that the deletion is made by the 29th day of July, 1986.
(4)
Shareholder’s right to be paid fair value – In addition to any other right the shareholder may have, but subject to subsection (30), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents becomes effective, to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted.

(5)
No partial dissent – A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

(6)
Objection – A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting or of the shareholder’s right to dissent.

(7)	Idem – The execution or exercise of a proxy does not constitute a written objection for purposes of subsection (6).

(8)
Notice of adoption of resolution – The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (6) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn the objection.

(9)	Idem – A notice sent under subsection (8) shall set out the rights of the dissenting shareholder and the procedures to be followed to exercise those rights.
(10)
Demand for payment of fair value – A dissenting shareholder entitled to receive notice under subsection (8) shall, within twenty days after receiving such notice, or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing,

(a)	the shareholder’s name and address;
(b)	the number and class of shares in respect of which the shareholder dissents; and
(c)	a demand for payment of the fair value of such shares.
(11)
Certificates to be sent in – Not later than the thirtieth day after the sending of a notice under subsection (10), a dissenting shareholder shall send the certificates, if any, representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

(12)	Idem A dissenting shareholder who fails to comply with subsections (6), (10) and (11) has no right to make a claim under this section.
(13)
Endorsement on certificate – A corporation or its transfer agent shall endorse on any share certificate received under subsection (11) a notice that the holder is a dissenting shareholder under this section and shall return forthwith the share certificates to the dissenting shareholder.

(14)
Rights of dissenting shareholder – On sending a notice under subsection (10), a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shares as determined under this section except where,

(a)	the dissenting shareholder withdraws notice before the corporation makes an offer under subsection (15);
(b)	the corporation fails to make an offer in accordance with subsection (15) and the dissenting shareholder withdraws notice; or
(c)
the directors revoke a resolution to amend the articles under subsection 168 (3), terminate an amalgamation agreement under subsection 176 (5) or an application for continuance under subsection 181 (5), or abandon a sale, lease or exchange under subsection 184 (8), in which case the dissenting shareholder’s rights are reinstated as of the date the dissenting shareholder sent the notice referred to in subsection (10).
(14.1)
Same – A dissenting shareholder whose rights are reinstated under subsection (14) is entitled, upon presentation and surrender to the corporation or its transfer agent of any share certificate that has been endorsed in accordance with subsection (13),

(a)	to be issued, without payment of any fee, a new certificate representing the same number, class and series of shares as the certificate so surrendered; or
(b)	if a resolution is passed by the directors under subsection 54 (2) with respect to that class and series of shares,
(i)	to be issued the same number, class and series of uncertificated shares as represented by the certificate so surrendered, and
(ii)	to be sent the notice referred to in subsection 54 (3).

(14.2)
Same – A dissenting shareholder whose rights are reinstated under subsection (14) and who held uncertificated shares at the time of sending a notice to the corporation under subsection (10) is entitled,

(a)	to be issued the same number, class and series of uncertificated shares as those held by the dissenting shareholder at the time of sending the notice under subsection (10); and
(b)	to be sent the notice referred to in subsection 54 (3).
(15)
Offer to pay – A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (10), send to each dissenting shareholder who has sent such notice,

(a)
a written offer to pay for the dissenting shareholder’s shares in an amount considered by the directors of the corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or

(b)	if subsection (30) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.
(16)	Idem – Every offer made under subsection (15) for shares of the same class or series shall be on the same terms.
(17)
Idem – Subject to subsection (30), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (15) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

(18)
Application to court to fix fair value – Where a corporation fails to make an offer under subsection (15) or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as the court may allow, apply to the court to fix a fair value for the shares of any dissenting shareholder.

(19)
Idem – If a corporation fails to apply to the court under subsection (18), a dissenting shareholder may apply to the court for the same purpose within a further period of twenty days or within such further period as the court may allow.

(20)	Idem – A dissenting shareholder is not required to give security for costs in an application made under subsection (18) or (19).
(21)	Costs – If a corporation fails to comply with subsection (15), then the costs of a shareholder application under subsection (19) are to be borne by the corporation unless the court otherwise orders.
(22)
Notice to shareholders – Before making application to the court under subsection (18) or not later than seven days after receiving notice of an application to the court under subsection (19), as the case may be, a corporation shall give notice to each dissenting shareholder who, at the date upon which the notice is given,

(a)	has sent to the corporation the notice referred to in subsection (10); and
(b)	has not accepted an offer made by the corporation under subsection (15), if such an offer was made, of the date, place and consequences of the application and of the dissenting shareholder’s right to appear and be heard in person or by counsel, and a similar notice shall be given to each dissenting shareholder who, after the date of such first mentioned notice and before termination of the proceedings commenced by the application, satisfies the conditions set out in clauses (a) and (b) within three days after the dissenting shareholder satisfies such conditions.
(23)
Parties joined – All dissenting shareholders who satisfy the conditions set out in clauses (22) (a) and (b) shall be deemed to be joined as parties to an application under subsection (18) or (19) on the later of the date upon which the application is brought and the date upon which they satisfy the conditions, and shall be bound by the decision rendered by the court in the proceedings commenced by the application.

(24)
Idem – Upon an application to the court under subsection (18) or (19), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall fix a fair value for the shares of all dissenting shareholders.

(25)	Appraisers – The court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.
(26)
Final order – The final order of the court in the proceedings commenced by an application under subsection (18) or (19) shall be rendered against the corporation and in favour of each dissenting shareholder who, whether before or after the date of the order, complies with the conditions set out in clauses (22) (a) and (b).

(27)
Interest – The court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

(28)
Where corporation unable to pay -- Where subsection (30) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (26), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(29)	Idem – Where subsection (30) applies, a dissenting shareholder, by written notice sent to the corporation within thirty days after receiving a notice under subsection (28), may,
(a)	withdraw a notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder’s full rights are reinstated; or
(b)
retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

(30)	Idem – A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that,
(a)	the corporation is or, after the payment, would be unable to pay its liabilities as they become due; or
(b)	the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.
(31)
Court order – application by a corporation that proposes to take any of the actions referred to in subsection (1) or (2), the court may, if satisfied that the proposed action is not in all the circumstances one that should give rise to the rights arising under subsection (4), by order declare that those rights will not arise upon the taking of the proposed action, and the order may be subject to compliance upon such terms and conditions as the court thinks fit and, if the corporation is an offering corporation, notice of any such application and a copy of any order made by the court upon such application shall be served upon the Commission.

(32)	Commission may appear – Commission may appoint counsel to assist the court upon the hearing of an application under subsection (31), if the corporation is an offering corporation.

APPENDIX “I”
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
(See attached.)

Appendix “I”
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
On August 11, 2024, Neuronetics, Inc., a Delaware corporation (“Neuronetics”), and Greenbrook TMS, Inc., a corporation existing under the laws of the Province of Ontario (“Greenbrook”), entered into an arrangement agreement (the “Arrangement Agreement”), pursuant to which Neuronetics (or its permitted assign) will acquire all of the issued and outstanding common shares of Greenbrook (the “Greenbrook Shares”), in a cashless transaction, under the Business Corporations Act (Ontario) (the “Arrangement”). The following unaudited pro forma condensed combined financial information is presented to aid you in your analysis of the financial aspects of the Arrangement.
The purchase consideration, and thus the number of shares (“Consideration Shares”) of Neuronetics common stock, $0.01 par value per share (“Neuronetics Common Stock”) issued at the effective time of the Arrangement (the “Effective Time”), is subject to certain factors to be determined at the Effective Time, such as Greenbrook’s net cash balance (as defined in the Arrangement Agreement) and the closing price of the Neuronetics Common Stock. Upon completion of the Arrangement, Neuronetics stockholders and Greenbrook shareholders are expected to own approximately 57% and 43% of the combined company, respectively.
The unaudited pro forma condensed combined balance sheet at June 30, 2024, and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2024 and for the year ended December 31, 2023, have been prepared in accordance with Article 11 of Regulation S-X (as amended by final rule, Release No. 33-10786) and are presented to give effect to transaction accounting adjustments, for the Arrangement including:
i.	the issuance of 25,304,971 of Neuronetics Shares as may be required to be issued to Greenbrook Shareholders in connection with the Arrangement Agreement; and
ii.	the recording of assets acquired and liabilities assumed by Neuronetics based upon the preliminary fair value estimates.
The unaudited pro forma condensed combined financial information is based upon available information and certain assumptions that Neuronetics and Greenbrook believe are reasonable under the circumstances and give pro forma effect in accounting for the Arrangement. Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed combined financial statements. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information.
The unaudited pro forma condensed combined financial information has been developed from and should be read in conjunction with historical financial information below and as incorporated by reference in the joint proxy statement/management circular of Greenbrook shareholders and Neuronetics stockholders dated [•], 2024 (the “Joint Proxy Statement/Circular”):
i.	the unaudited interim financial statements of Neuronetics as of and for the six months ended June 30, 2024,
ii.	the unaudited interim condensed consolidated financial statements of Greenbrook as of and for the six months ended June 30, 2024,
iii.	the audited financial statements of Neuronetics as of and for the year ended December 31, 2023; and
iv.	the audited consolidated financial statements of Greenbrook as of and for the year ended December 31, 2023.
The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2024 and for the year ended December 31, 2023 have been prepared as if the Arrangement described above had taken place on January 1, 2023, the beginning of the earliest period presented. The unaudited pro forma condensed combined balance sheet as of June 30, 2024, assumes the Arrangement was consummated on June 30, 2024.
The unaudited pro forma combined financial information has been prepared for illustrative purposes only and is not necessarily indicative of the consolidated financial position and results of operations that would have been realized had the Arrangement occurred on the dates indicated, nor is it meant to be indicative of any future consolidated financial position and results of operations that the combined company will experience. The unaudited pro forma combined financial information does not reflect any adjustment for costs of, or related liabilities for, any integration and similar activities, or benefits.

Neuronetics, Inc.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

June 30, 2024
(in thousands, except par value)

	NEURONETICS, INC.	GREENBROOK TMS INC.	Pro Forma Adjustments	Notes	Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$42,642	$3,347	$(7,419)	c,i	$38,570
			—
Restricted cash		1,000	—	c	1,000
Accounts receivable, net	17,143	10,852	(2,042)	c	25,953
Inventory	6,142	—	—		6,142
Current portion of net investments in sales-type leases	685	—	(453)	g	232
Current portion of prepaid commission expense	2,739	—	—		2,739
Current portion of notes receivable	2,363	—	(1,600)	f	763
Prepaid expenses and other current assets	3,792	4,331	—	c	8,123
Total current assets	75,506	19,530	-(11,514)		83.522
Property and equipment, net	1,728	4,876	665	c	7,269
Operating lease right-of-use assets	2,480	29,069	1,623	d	33,172
Finance lease right-of-use assets	—	1,434	(1,434)	c	—
Net investments in sales-type leases	268	—	(62)	g	206
Prepaid commission expense	8,626	—	—		8,626
Long-term notes receivable	3,152	—	(2,800)	f	352
Other assets	5,053	—			5,053
Intangible assets	—	589	(589)	c	(0)
Goodwill			32,143	1	32,143
Total assets	$96,813	$55,498	$18,032		$170,343
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,102	$11,649	$(2,042)	c	$13,709
Accrued expenses	9,236	4,306	—		13,542
Deferred revenue	1,452	—	—		1,452
Deferred and contingent consideration		1,000	—		1,000
Current portion of shareholder note		511	(511)	e	—
Current portion of finance lease liabilities		453	(453)	c	—
Current portion of operating lease liabilities	856	4,448	—	d	5,304
Current portion of long-term debt, net	13,612	6,943	(6,660)	e	13,895
Other liabilities- DSU		350	(350)	e	—
Other liabilities		800			800
Total current liabilities	29,258	30,460	(10,016)		49,702
Long-term debt, net	46,146	123,267	(123,267)	e	46,146
Shareholder loans		3,050	(3,050)	e	—
Finance lease liability		62	(62)	c	—
Deferred revenue	15		—		15
Operating lease liabilities	2,008	26,244	—	d	28,252
Total liabilities	$77,427	183,083	(136,395)		$124,115

See accompanying notes to the unaudited pro forma combined financial information.

	NEURONETICS, INC.	GREENBROOK TMS INC.	Pro Forma Adjustments	Notes	Pro Forma Combined
Stockholders’ equity:
Preferred stock, $0.01 par value: 10,000 shares authorized; no shares issued or outstanding on June 30, 2024 and December 31, 2023	—	—	—		—
Common stock, $0.01 par value: 200,000 shares authorized; 30,136 and 29,092 shares issued and outstanding on June 30, 2024 and December 31, 2023, respectively	301	121,237	(120,984)	a,b	554
Additional paid-in capital	412,871	5,457	39,333	a,b	457,661
Accumulated deficit	(393,786)	(250,454)	236,078	a-i	(408,162)
Total Stockholders’ equity	19,386	(123,760)	154,427		50,053
Non-controlling interest		(3,825)	—	c	(3,825)
Total liabilities and Stockholders’ equity	$96,813	$55,498	$18,032		$170,343

See accompanying notes to the unaudited pro forma combined financial information.

Neuronetics, Inc.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

Year ended December 31, 2023
(in thousands, except per share data)

	NEURONETICS, INC.	GREENBROOK TMS INC.	Transaction Adjustments	Notes	Pro Forma Combined
Revenues	$71,348	$73,787	(10,395)	aa	$134,740
Cost of revenues	19,643	71,872	(2,087)	bb, cc	89,428
Gross profit	51,705	1,915	(8,308)		45,312
Operating expenses:
Sales and marketing	47,318	1,945			49,263
General and administrative	25,426	33,056	350	dd	58,832
Research and development	9,515	526			10,041
Total operating expenses	82,259	35,526	350		118,135
Loss from operations	(30,554)	(33,611)	(8,658)		(72,823)
Other (income) expense:
Interest expense	5,424	12,048	(12,016)	ee	5,456
Other income, net	(5,789)	3,596	556	ff	(1,637)
Net loss for the period and comprehensive loss	$ (30,189)	$(49,255)	2,802		$(76,641)
Non- controlling interest	—	(341)			(341)
Loss for the period and comprehensive loss after non controlling interest	(30,189)	(48,914)			(79,103)
Net loss per share of common stock outstanding, basic and diluted	$(1.05)	$			$(1.47)
Weighted-average common shares outstanding, basic and diluted	28,658		25,305		53,963

See accompanying notes to the unaudited pro forma combined financial information.

Neuronetics, Inc.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2024

	NEURONETICS, INC.	GREENBROOK TMS INC.	Transaction Adjustments	Notes	Pro Forma Combined
Revenues	$33,867	$38,420	(5,167)	aa	$67,120
Cost of revenues	8,600	38,099	(234)	bb, cc	46,465
Gross profit	25,267	321	(4,933)		20,655
Operating expenses:
Sales and marketing	23,943	2,225	26,168
General and administrative	12,105	15,895	67	dd	28,066
Research and development	4,585	241	4,826
Total operating expenses	40,633	18,360	67		59,059
Loss from operations	(15,366)	(18,039)	(5,000)		(38,404)
Other (income) expense:
Interest expense	3,804	8,937	(8,921)	ee	3,820
Other income, net	(1,465)	—	315	ff	(1,150)
Net loss for the period and comprehensive loss	$(17,705)	$(26,976)	3,607		$(41,074)
Non- Controlling interest	—	(352)			(352)
Loss for the period and comprehensive loss after non controlling interest	(17,705)	(26,623)			(44,328)
Net loss per share of common stock outstanding, basic and diluted	$(0.59)	$—	0.14		$(0.80)
Weighted average common shares outstanding, basic and diluted	29,762		25,305		55,067

See accompanying notes to the unaudited pro forma combined financial information.

Neuronetics, Inc.
Notes to Unaudited Pro Forma Combined Financial Information
1. Basis of Presentation
The following represents the estimated purchase consideration and preliminary estimate of the fair value of the net assets acquired in the Arrangement (in thousands) except share amounts:

Purchase Consideration		( in thousands)
STIM Shares	25,304,971
Price per share	$1.78
Total purchase consideration	$45,042,848	$45,043

	Current	Fair Value Adjusted
Fair value of assets acquired
Cash and cash equivalents	$3,347	$3,347
Restricted cash	$1,000	$1,000
Accounts receivable, net	$10,852	$10,852
Prepaid expenses and other current assets	$4,331	$4,331
Property and equipment	$4,876	$5,541
Operating lease right-of-use assets	$29,069	$30,692
Finance lease right-of-use assets	$1,434	$—
Intangible assets	$589	$—

Fair value of liabilities assumed
Accounts payable	$11,649	$9,607
Accrued expense	$4,306	$4,306
Current portion of loans payable	$6,877	$—
Current portion of financing lease liabilities	$453	$—
Current portion of operating lease liabilities	$4,448	$4,448
Current portion of shareholder loans	$511	$283
Other payables	$800	$800
Non-Controlling interest
Deferred and contingent consideration	$1,000	$1,000
Loans payable	$123,267	$—
Finance lease liabilities	$62	$—
Operating lease liabilities	$26,244	$26,244
Shareholder loans	$3,050	$—
Non-controlling interest	$(3,825)	$(3,825)
Net assets acquired and liabilities assumed	$(123,344)	$12,900
Estimated Goodwill		$32,143

2. Certain reclassifications of Greenbrook’s historically presented amounts were made within the balance sheet and statements of operations to conform with Neuronetics’ financial statement presentation.
3. The pro forma adjustments included in the unaudited pro forma combined financial information are as follows (amounts in thousands)
a)	Reflects the elimination of Greenbrook’s historical equity balances in accordance with the acquisition method of accounting.
b)	Reflects estimated consideration based upon issuance of 25,304,971 shares at a price of $1.78 as of August 11, 2024.
c)	To reflect the estimated fair value of the assets acquired and liabilities assumed as included in Note 2.

d)	To recognize Greenbrook’s lease liability and ROU assets at the present value of the remaining lease payments, as if the acquired leases were new leases of Neuronetics as of the balance sheet date.
e)	To reflect the conversion of certain debt instruments to equity as of June 30, 2024.
f)	To reflect elimination of Neuronetics Note receivable to Greenbrook as of June 30, 2024.
g)	To reflect elimination of Neuronetics Sales Type leases with Greenbrook financing leases as of June 30, 2024.
h)	To reflect write off certain Neuronetics assets as of June 30, 2024.
i)	To reflect transaction costs directly related to the merger totaling $7,419.
aa)	To eliminate sales to Greenbrook.
bb)	To eliminate cost of sales to Greenbrook.
cc)	To eliminate depreciation expense for Greenbrook’s finance leases.
dd)	To record depreciation expense on assets converted from finance lease to Fixed assets.
ee)	To eliminate interest expense from Greenbrook’s result following the conversion of debt to equity.
ff)	To eliminate Neuronetics’ interest income for Greenbrook’s note receivable.

APPENDIX “J”
CONSENT OF A.G.P./ALLIANCE GLOBAL PARTNERS
(See attached.)

Appendix “J”
CONSENT OF A.G.P./ALLIANCE GLOBAL PARTNERS
To: The Board of Directors of Greenbrook TMS Inc.
We refer to the fairness opinion (the “Fairness Opinion”) of our firm dated August 11, 2024, attached as Appendix “F-1” to the joint proxy statement/management information circular dated [•], 2024 (the “Joint Proxy Statement/Circular”) of Neuronetics, Inc. and Greenbrook TMS Inc. (“Greenbrook”), which we prepared for the exclusive benefit and use of the board of directors of Greenbrook (the “Greenbrook Board”) and the special committee of the Greenbrook Board comprised solely of independent directors of Greenbrook, being Frank Tworecke, Juliana Elstad and Surindra Mann (the “Greenbrook Special Committee”), in connection with their consideration of the Arrangement (as defined in the Joint Proxy Statement/Circular).
In connection with the Arrangement, we hereby consent to the inclusion of the Fairness Opinion as Appendix “F-1” to the Joint Proxy Statement/Circular, to the filing of the Fairness Opinion with applicable securities regulatory authorities and to the inclusion of a summary of the Fairness Opinion, and all references thereto, in the Joint Proxy Statement/Circular. In providing such consent, we do not intend that any person other than the Greenbrook Board and the Greenbrook Special Committee shall be entitled to rely upon the Fairness Opinion. The Fairness Opinion was delivered as at August 11, 2024 and remains based upon and subject to the scope of review, and subject to the analyses, assumptions, limitations, qualifications and other matters described therein.
New York, United States
[•], 2024
J-1

APPENDIX “K”
AMENDMENT TO THE 2018 EQUITY INCENTIVE PLAN
(See attached.)

Appendix “K”
Neuronetics, Inc.

Amendment to the 2018 Equity Incentive Plan
WHEREAS, on [•], the Board of Directors of Neuronetics, Inc. (the “Company”) approved and on [•], the stockholders of the Company ratified an amendment to the Neuronetics, Inc. 2018 Equity Incentive Plan (the “Plan”) to increase the number of shares of the Company’s Common stock reserved for issuance under the Plan.
NOW THEREFORE, in consideration of the foregoing, the first sentence of Section 3(a) of the Plan is amended as of [•] to read in its entirety as follows:
“(a) Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 5,592,670 shares (the “Share Reserve”), which number is the sum of (i) 3,500,000 new shares, plus (ii) the number of shares subject to the Prior Plan’s Available Reserve, plus (iii) the number of shares that are Returning Shares, as such shares become available from time to time.”
IN WITNESS WHEREOF, pursuant to Section 2(b)(vi) of the Plan, the Company has caused this Amendment to be signed by its President and Chief Executive Officer as of [•].

Keith J. Sullivan
President and Chief Executive Officer

K-1

APPENDIX “L”
CERTIFICATE OF AMENDMENT
OF
NINTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
(See attached.)

Appendix “L”
NEURONETICS, INC.

CERTIFICATE OF AMENDMENT
OF
NINTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
Neuronetics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
1.
That the board of directors of the Corporation (the “Board”) unanimously adopted resolutions in accordance with Sections 141 and 242 of the DGCL declaring advisable the amendment of the Ninth Amended and Restated Certificate of Incorporation of the Corporation. The resolutions setting forth the proposed amendment are as follows:

WHEREAS, the Board has determined that it is in the best interests of the Corporation and its stockholders to amend Section A of Article IV of the Corporation’s Ninth Amended and Restated Certificate of Incorporation (the “Certificate”) to increase Neuronetics’ authorized shares of common stock from 200,000,000 shares to 250,000,000 shares, pursuant to a Certificate of Amendment (the “Certificate of Amendment”).
NOW, THEREFORE, BE IT RESOLVED, the Certificate of Amendment substantially shall be, and it hereby is, adopted and approved by the Board in all respects.
2.	That the stockholders of the Corporation approved the aforementioned amendment at a duly called meeting of stockholders held on [•], 2024.
3.	That the foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by a duly authorized officer, this    day of      , 2024.

By:
Name:
Title:

L-1

Preliminary Proxy Card – Subject to Completion

NeuroStar
Advanced Therapy for Mental Health

NEURONETICS, INC.
3222 PHOENIXVILLE PIKE
MALVERN, PA 19355

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4:	For	Against	Abstain
1. Approval of an amendment and restatement of the Neuronetics Restated Certificate of Incorporation to increase Neuronetics' authorized shares of common stock from 200,000,000 shares to 250,000,000 shares.	☐	☐	☐
2. Approval of the issuance of such number of shares of Neuronetics common stock to Greenbrook shareholders in connection with the Arrangement Agreement.	☐	☐	☐
3. Approval of an amendment to the Neuronetics Incentive Plan to increase the number of Neuronetics Shares reserved for issuance by up to 3,500,000 additional shares	☐	☐	☐
4. Subject to the provisions of the Arrangement Agreement, approval of the adjournment of the Neuronetics special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the amendment proposal and the share issuance proposal.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000639811_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Materials for the Special Meeting are available at www.proxyvote.com

NEURONETICS, INC.
Special Meeting of Stockholders
[•], 2024
[•] Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Stephen Furlong and W. Andrew Macan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them, or either of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of NEURONETICS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [•] Eastern Time on [•], virtually at www.virtualshareholdermeeting.com/STIM2024 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000639811_2 R1.0.0.6